                   EATON VANCE ASIAN SMALL COMPANIES FUND
               Supplement to Prospectus dated January 1, 2005


1.   THE DATE OF THE PROSPECTUS IS MAY 2, 2005.

2.   THE FOLLOWING REPLACES "PERFORMANCE INFORMATION" UNDER "FUND SUMMARY":

Performance Information. The following bar chart and table provide information about the Fund's performance. The returns in the bar chart are for Class A shares for each full calendar year ended December 31, 2004 and do not reflect a sales charge. If the sales charge was reflected, returns would be lower. The table contains the Class A and Class B performance and a comparison of the Fund's performance to the performance of an index of common stocks traded in developed and emerging markets of the Asia Pacific region. Returns for Class A shares in the table are shown before and after the reduction of taxes. Although past performance (both before and after taxes) is no guarantee of future results, this performance information demonstrates that the value of your investment will change.

               -26.49%     7.03%     0.15%     85.28%     0.17%
               ------------------------------------------------
                 2000      2001      2002       2003      2004

During the period from December 31, 1999 through December 31, 2004, the highest quarterly total return for Class A was 27.27% for the quarter ended September 30, 2003, and the lowest quarterly return was -16.13% for the quarter ended June 30, 2000. The Fund's year-to-date total return through the end of the most recent calendar quarter (December 31, 2004 to March 31, 2005) was 6.50%.


                                                        One     Five     Life of
Average Annual Total Return as of December 31, 2004     Year    Years     Fund
--------------------------------------------------------------------------------

Class A Return Before Taxes                            -5.59%   6.63%    23.58%
Class A Return After Taxes on Distributions            -9.91%   5.32%    22.25%
Class A Return After Taxes on Distributions
 and the Sale of Class A Shares                        -2.14%   5.14%    20.56%
Class B Return Before Taxes                            -3.82    7.16%    23.83%
Morgan Stanley Capital International All
 Country Asia Pacific Index (reflects no
 deduction for  fees, expenses or taxes)               18.23%  -3.05%     3.50%


These returns reflect the maximum sales charge for Class A shares of the Fund (5.75%) and any applicable contingent deferred sales charge ("CDSC") for Class
B. Class A commenced operations on March 1, 1999. Life of Fund returns are calculated from March 31, 1999. The Morgan Stanley Capital International All Country (MSCI AC) Asia Pacific Index is an unmanaged index of common stocks traded in developed and emerging markets of the Asia Pacific region. Investors cannot invest directly in an Index. (Source for the MSCI AC Index returns:
Thomson Financial)

Total returns are historical and are calculated by determining the percentage change in net asset value or public offering price with all distributions reinvested. The Fund's past performance (both before and after taxes) is no guarantee of future results. Investment return and principal value of Fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund's current performance may be lower or higher than the quoted return. The Fund's performance during certain periods reflects the strong stock market performance and/or the strong performance of stocks held during those periods. In 2003, the Fund's performance benefited significantly from the exceptional performance of Indian and Hong Kong stocks. This performance is not typical and may not be repeated. For the Fund's performance as of the most recent month-end, please refer to www.eatonvance.com.

After-tax returns are calculated using the highest historical individual federal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholders's tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities.
After-tax returns for Class B shares will vary from the after-tax returns presented for Class A shares. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

3.   THE FOLLOWING IS ADDED TO "MANAGEMENT" UNDER "MANAGEMENT AND ORGANIZATION":

The Statement of Additional Information provides information regarding the basis for the Trustees' approval of the Portfolio's investment advisory agreement.

The Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of shares of the Fund.

4. THE FOLLOWING REPLACES THE LAST PARAGRAPH UNDER "VALUING SHARES":

The Trustees have adopted procedures for valuing investments and have delegated to the investment adviser the daily valuation of such investments. Pursuant to the procedures, exchange-listed securities normally are valued at closing sale prices. The investment adviser may use the fair value of a security if market prices are unavailable or deemed unreliable, including if events occur after the close of a foreign securities market and before the Portfolio values its assets that would materially affect net asset value. In addition, for foreign securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the securities held by the Portfolio. A security that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair valuation procedures. Because foreign securities trade on days when Fund shares are not priced, net asset value can change on days when Fund shares cannot be redeemed. Eaton Vance has established a Valuation Committee that oversees the valuation of investments.

5. THE FOLLOWING IS ADDED TO "CHOOSING A SHARE CLASS" UNDER "PURCHASING SHARES":

Orders for Class B shares of one or more Eaton Vance funds will be refused when the total value of the purchase (including the aggregate value of all Class B shares held within the purchasing shareholder's account) is $100,000 or more. Investors considering cumulative purchases of $100,000 or more, or who, after a purchase of Class B shares, would own shares of Eaton Vance funds with a current market value of $100,000 or more, should consider whether Class A shares would be more advantageous and consult their investment dealer.

6. THE FOLLOWING REPLACES THE FIRST PARAGRAPH OF "PAYMENTS TO INVESTMENT DEALERS" UNDER "PURCHASING SHARES":

In connection with sales of Fund shares, an investment dealer may receive sales charges and Fund distribution and/or service fees as described below. In addition, the principal underwriter, out of its own resources, may make cash payments to certain investment dealers who provide marketing support, transaction processing and/or administrative services and, in some cases, include some or all Eaton Vance funds in preferred or specialized selling programs. Payments made by the principal underwriter to an investment dealer may be significant and are typically in the form of fees based on Fund sales, assets, transactions processed and/or accounts attributable to that investment dealer. Investment dealers also may receive amounts from the principal underwriter in connection with educational or due diligence meetings that include information concerning Eaton Vance funds. The principal underwriter may pay or allow other promotional incentives or payments to investment dealers to the extent permitted by applicable laws and regulations.

7. THE FOLLOWING REPLACES THE THIRD FROM THE LAST PARAGRAPH OF "SALES CHARGES":

MORE INFORMATION ABOUT SALES CHARGES IS AVAILABLE FREE OF CHARGE ON THE EATON VANCE WEBSITE AT WWW.EATONVANCE.COM AND IN THE STATEMENT OF ADDITIONAL INFORMATION. PLEASE CONSULT THE EATON VANCE WEBSITE FOR ANY UPDATES TO SALES CHARGE INFORMATION BEFORE MAKING A PURCHASE OF FUND SHARES.

8. THE FOLLOWING REPLACES THE LAST SENTENCE OF "PROCEDURES FOR OPENING NEW ACCOUNTS" UNDER "SHAREHOLDER ACCOUNT FEATURES":

Moreover, if the transfer agent or the investment dealer is unable to verify the identity of a person based on information provided by that person, it may take additional steps including, but not limited to, requesting additional information from the person, closing the person's account or reporting the matter to the appropriate federal authorities. If your account is closed for this reason, your shares may be automatically redeemed. If the Fund's net asset value has decreased since your purchase, you will lose money as a result of this redemption.

9.   THE FOLLOWING REPLACES THE LAST SENTENCE OF THE FIRST PARAGRAPH ON THE BACK
     COVER:

You may obtain free copies of the statement of additional information and the shareholder reports on Eaton Vance's website at www.eatonvance.com or by contacting the principal underwriter.





May 2, 2005                                                                 ACPS

{LOGO}






                             Eaton Vance Asian Small
                                 Companies Fund

         A diversified fund investing in smaller companies based in Asia

                                Prospectus Dated
                                 January 1, 2005


The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.


Information in this prospectus
                                       Page                                 Page
--------------------------------------------------------------------------------
Fund Summary                            2       Sales Charges                  9
Investment Objective & Principal                Redeeming Shares              11
  Policies and Risks                    5       Shareholder Account
Management and Organization             6         Features                    12
Valuing Shares                          7       Tax Information               13
Purchasing Shares                       7       Financial Highlights          14
--------------------------------------------------------------------------------

 This prospectus contains important information about the Fund and the services available to shareholders. Please save it for reference.

FUND SUMMARY

Investment Objective and Principal Strategies. The Fund's investment objective is to seek capital growth. The Fund invests in equity securities of smaller companies located or traded in Asia. The Fund normally invests in the securities markets of countries in the Asian region, including Australia, China, Hong Kong, India, Indonesia, Japan, Malaysia, Pakistan, the Philippines, Singapore, South Korea, Sri Lanka, Taiwan and Thailand. It is anticipated that investments in Hong Kong, India or South Korea may exceed 25% of total assets. At times, the Fund may attempt to hedge foreign currency fluctuations by entering into forward currency exchange contracts and options.

Under normal market conditions, the Portfolio invests at least 80% of its net assets in equity securities of Asian small companies. In selecting securities for the Portfolio, the investment adviser considers companies that it believes have all or most of the following characteristics: sound and well-established management; producers of goods or services for which a clear, continuing and long-term demand can be identified within the context of national, regional and global development; a history of earnings growth; financial strength; a consistent or progressive dividend policy; and undervalued securities. Stocks will be sold when they have achieved their perceived value or when a country's stock market is expected to be depressed for an extended period.

The Fund pursues its investment objective by investing its assets in a separate registered investment company with the same objective and policies as the Fund.

Principal Risk Factors. Securities markets in the Asian region are substantially smaller, less liquid and more volatile than the major securities markets in the United States. The value of Fund shares will be affected by political, economic, fiscal, regulatory or other developments in the Asian region or neighboring regions, as well as fluctuations in currency exchange rates. The extent of economic development, political stability and market depth of different countries in the Asian region varies widely. Certain Asian region countries, including China, Indonesia, Malaysia, the Philippines and Thailand, are either comparatively underdeveloped or in the process of becoming developed. Asian investments typically involve greater potential for gain or loss than investments in securities of issuers in developed countries. In comparison to the United States and other developed countries, developing countries may have relatively unstable governments and economies based on only a few industries. The Fund will likely be particularly sensitive to changes in the economies of such countries as the result of any reversals of economic liberalization, political unrest or changes in trading status. In addition to these risks, the securities of smaller companies are generally subject to greater price fluctuation and investment risk than securities of more established companies.

The value of Fund shares also is sensitive to stock market volatility. If there is a decline in the value of exchange-listed stocks, the value of Fund shares will also likely decline. Changes in stock market values can be sudden and unpredictable. Also, although stock values can rebound, there is no assurance that values will return to previous levels. The Fund has historically held fewer than 75 stocks; therefore, in that situation, the Fund's value may be more sensitive to developments affecting particular stocks than would be a more broadly diversified fund. Over the last fiscal year ended August 31, 2004, the Fund held over 75 stocks. Foreign currency exchange contracts and options involve a risk of loss due to unanticipated changes in exchange rates, as well as the risk of counterparty default.

The Fund is not a complete investment program and you may lose money by investing in the Fund. Shareholders should invest for the long-term. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information. The following bar chart and table provide information about the Fund's performance. The returns in the bar chart are for Class A shares for each full calendar year ended December 31, 2003 and do not reflect a sales charge. If the sales charge was reflected, returns would be lower. The table contains the Class A and Class B performance and a comparison of the Fund's performance to the performance of an index of common stocks traded in developed and emerging markets of the Asia Pacific region. Returns for Class A shares in the table are shown before and after the reduction of taxes. Although past performance (both before and after taxes) is no guarantee of future results, this performance information demonstrates that the value of your investment will change.

              -26.49%          7.03%           0.15%           85.28%
--------------------------------------------------------------------------------
               2000            2001            2002            2003

During the period from the Fund's inception through December 31, 2003, the highest quarterly total return for Class A was 60.68% for the quarter ended December 31, 1999, and the lowest quarterly return was -16.13% for the quarter ended June 30, 2000. The Fund's year-to-date total return through the end of the most recent calendar quarter (December 31, 2003 to September 30, 2004) was -8.99%. For current yield information call 1-800-225-6265.

                                                                                One            Life of
Average Annual Total Return as of December 31, 2003                             Year            Fund
------------------------------------------------------------------------------------------------------
Class A Return Before Taxes                                                     74.62%         29.23%
Class A Return After Taxes on Distributions                                     73.94%         28.80%
Class A Return After Taxes on Distributions and the Sale of Class A Shares      49.14%         26.00%
Class B Return Before Taxes                                                     79.28%         29.57%
Morgan Stanley Capital International All Country Asia Pacific Index
  (reflects no deduction for fees, expenses or taxes)                           40.38%         0.65%

These returns reflect the maximum sales charge for Class A shares of the Fund (5.75%) and any applicable contingent deferred sales charge ("CDSC") for Class
B. Class A commenced operations on March 1, 1999. Life of Fund returns are calculated from March 31, 1999. The Morgan Stanley Capital International All Country (MSCI AC) Asia Pacific Index is a broad-based index of common stocks traded in developed and emerging markets of the Asia Pacific region. Investors cannot invest directly in an Index. (Source for the MSCI AC Index returns:
Thomson Financial)

Total returns are historical and are calculated by determining the percentage change in net asset value or public offering price with all distributions reinvested. The Fund's past performance (both before and after taxes) is no guarantee of future results. Investment return and principal value of Fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their originial cost. Performance is for the stated time period only; due to market valatility, the Fund's current performance may be lower or higher than the quoted return. The Fund's performance during certain periods reflects the strong stock market performance and/or the strong performance of stocks held during those periods. In 2003, the Fund's performance benefited significantly from the exceptional performance of Indian and Hong Kong stocks. This performance is not typical and may not be repeated. For the Fund's performance as of the most recent month-end, please refer to www.eatonvance.com.

After-tax returns are calculated using the highest historical individual federal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholders's tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities.
After-tax returns for Class B shares will vary from the after-tax returns presented for Class A shares. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

Fund Fees and Expenses. These tables describe the fees and expenses that you may pay if you buy and hold shares.

Shareholder Fees
(fees paid directly from your investment)                       Class A  Class B
-------------------------------------------------------------------------------
Maximum Sales Charge (Load)
   (as a percentage of offering price)                            5.75%    None
Maximum Deferred Sales Charge (Load)
  (as a percentage of the lower of net
  asset value at time of purchase or time of redemption)          None     5.00%
Maximum Sales Charge (Load) Imposed on Reinvested Distributions   None     None
Redemption Fee (as a percentage of amount redeemed)*              1.00%    None
Excahnge Fee                                                      None     None

Annual Fund Operating Expenses
(expenses that are deducted from Fund and Portfolio assets)     Class A  Class B
--------------------------------------------------------------------------------
Management Fees                                                   1.25%    1.25%
Distribution and Service (12b-1) Fees                             0.50%    1.00%
Other Expenses                                                    0.75%    0.75%
                                                                  -----    -----
Total Annual Fund Operating Expenses                              2.50%    3.00%

* For shares redeemed or exchanged within three months of the settlement of the purchase.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                      1 Year      3 Years    5 Years    10 Years
--------------------------------------------------------------------------------
Class A shares                        $    814*   $ 1,309    $1,829      $3,248
Class B shares**                      $    803    $ 1,327    $1,777      $3,201

You would pay the following expenses if you did not redeem your shares:

                                      1 Year      3 Years    5 Years    10 Years
--------------------------------------------------------------------------------
Class A shares                        $    814*   $ 1,309    $1,829      $3,248
Class B shares**                      $    303    $   927    $1,577      $3,201

* Due to the redemption fee, the cost of investing for one year would be $100 higher for shares redeemed or exchanged within three months of the settlement of the purchase.

** Reflects the expenses of Class A after eight years because Class B shares convert to Class A shares after eight years.

INVESTMENT OBJECTIVE & PRINCIPAL POLICIES AND RISKS

The Fund's investment objective is to seek capital growth. The Fund currently pursues its investment objective by investing in Asian Small Companies Portfolio (the "Portfolio"), a separate registered investment company which has the same objective and policies as the Fund. The Fund's investment objective and certain policies may be changed without shareholder approval. The Trustees of the Trust have no present intention to make such change and intend to submit any proposed material change in investment objective to shareholders in advance for their approval.

Asian small companies (a) have a market capitalization of less than $1.5 billion and (b) are located in or have securities which are principally traded in an Asian region country. The Fund may invest 25% or more of its total assets in securities of issuers located in any one country, and may retain securities of a company with market capitalization that grows over the $1.5 billion level. While there is no minimum or maximum limitation on assets that may be invested in a single country, it is anticipated that investments in Hong Kong, India or South Korea may exceed 25% of total assets. As an alternative to investing directly in Asian small companies, the Portfolio may invest in depositary receipts and similar investments. Under normal market conditions, the Portfolio invests at least 80% of its net assets in equity securities of Asian small companies (the "80% policy"). This policy will not be changed unless Fund shareholders are given 60 days' advance notice of the change. For purposes of the 80% policy, net assets includes any borrowings for investment purposes.

Securities  of smaller,  less  seasoned  companies,  which may  include  legally restricted securities, are generally subject to greater price fluctuations, limited liquidity, higher transaction costs and higher investment risk. Smaller companies may have limited product lines, markets or financial resources, and they may be dependent on a limited management group. There is generally less publicly available information about such companies than larger, more established companies. The Portfolio may make direct investments in companies in private placement transactions. Because of the absence of any public trading market for some of these investments (such as those that are legally restricted) it may take longer to liquidate these positions at fair value than would be the case for publicly traded securities.

The values of foreign investments are affected by changes in currency rates or exchange control regulations, application of foreign tax laws (including withholding tax), changes in governmental administration or economic or monetary policy (in this country or abroad) or changed circumstances in dealings between nations. Exchange rates may fluctuate significantly over short periods of time causing the Portfolio's net asset value to fluctuate as well. Costs are incurred in connection with conversions between various currencies. In addition, foreign brokerage commissions, custody fees and other costs of investing in foreign securities are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign issuers could be affected by other factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, restrictions or transfers of assets, lack of uniform accounting and auditing standards, less publicly available financial and other information and potential difficulties in enforcing contractual obligations.

More than 25% of the Portfolio's total assets may be denominated in any single currency. At times, the portfolio manager may (but is not obligated to) enter into forward currency exchange contracts and options to attempt to mitigate adverse effects of foreign currency fluctuations. These contracts allow the Portfolio to establish a currency exchange rate with payment and delivery at a future date. They are subject to a risk of loss due to unanticipated changes in currency exchange rates and default by the counterparty to the contract. There can be no assurance that this hedging strategy will be advantageous to the Portfolio.

Economies of countries in the Asian Region differ from the U.S. economy in various ways such as rate of growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. As export-driven economies, the economies of countries in the Asian region are affected by developments in the economies of their principal trading partners. Monsoons and natural disasters also can affect the value of Portfolio investments. China's governmental actions can have a significant effect on the economic conditions in the Asian region, which could adversely affect the value and liquidity of the Portfolio's investments. Although the Chinese Government has recently begun to institute legal and economic reform policies, there can be no assurances that it will continue to pursue such policies or, if it does, that such policies will succeed.

Investments in countries in the Asian Region can be considered speculative, and therefore may offer higher potential for gains and losses than investments in developed markets of the world. Political and economic structures in Asian
countries   generally  lack  the  social,   political  and  economic   stability
characteristics of the United States. Governmental actions can have a significant effect on the economic conditions in such countries, which could adversely affect the value and liquidity of the Portfolio's investments. The laws of countries in the region relating to limited liability of corporate shareholders, fiduciary duties of officers and directors, and the bankruptcy of state enterprises are generally less well developed than or different from such laws in the United States. It may be more difficult to obtain a judgment in the courts of these countries than it is in the United States. In addition, unanticipated political or social developments may affect the value of the Portfolio's investments in these countries and the availability to the Portfolio of additional investments. As a result, the Portfolio may be exposed to greater risk and will be more dependent on the investment adviser's ability to assess such risk than if the Portfolio invested solely in more developed countries.

Settlement of securities transactions in many countries in the Asian Region are subject to risk of loss, may be delayed and are generally less frequent than in the United States, which could affect the liquidity of the Portfolio's assets. In addition, disruptions due to work stoppages and trading improprieties in these securities markets have caused such markets to close. If extended closings were to occur in stock markets where the Portfolio was heavily invested, the Fund's ability to redeem Fund shares could become correspondingly impaired. To mitigate these risks, the Portfolio may maintain a higher cash position than it otherwise would, thereby possibly diluting its return, or the Portfolio may have to sell more liquid securities which it would not otherwise choose to sell. The Fund may suspend redemption privileges or postpone the date of payment for more than seven days after a redemption order is received under certain circumstances.

The annual portfolio turnover rate may exceed 100%. A mutual fund with a high turnover rate (100% or more) may generate more capital gains and pay more commissions (which may reduce return) than a fund with a lower rate. Capital gains distributions (which reduce the after-tax returns of shareholders holding Fund shares in taxable accounts) will be made to shareholders if offsetting capital loss carryforwards do not exist.

The Portfolio may borrow amounts up to one-third of the value of its total assets (including borrowings), but it will not borrow more than 5% of the value of its total assets except to satisfy redemption requests or for other temporary purposes. Such borrowings would result in increased expense to the Fund and, while they are outstanding, would magnify increases or decreases in the value of Fund shares. The Portfolio will not purchase additional investment securities while outstanding borrowings exceed 5% of the value of its total assets. During unusual market conditions, the Portfolio may temporarily invest up to 100% of its assets in cash or cash equivalents, which may be inconsistent with the Fund's investment objective. The Portfolio might not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or in the Statement of Additional Information. While at times the Portfolio may use alternative investment strategies in an effort to limit losses, it may choose not to do so.

MANAGEMENT AND ORGANIZATION

Management. The Portfolio's investment adviser is Lloyd George Investment Management (Bermuda) Limited ("Lloyd George"), 3808 One Exchange Square, Central, Hong Kong. The investment adviser manages the investments of the Portfolio. Lloyd George receives a monthly advisory fee equal to 0.75% annually of the Portfolio's average daily net assets up to $500 million. This fee declines at intervals above $500 million. For the fiscal year ended August 31, 2004, the Portfolio paid advisory fees of 0.75% of its average daily net assets.

Kooi Cho Yu is the portfolio manager of the Portfolio since April, 2004. Ms. Yu joined Lloyd George in 2001, where she also manages institutional accounts. Prior to joining Lloyd George, she was a Director of DBS Asset Management.

Lloyd George and its affiliates act as investment adviser to various individual and institutional clients and manage over $5 billion in assets. Eaton Vance's corporate parent owns 20% of Lloyd George's corporate parent. Lloyd George, its affiliates and two of the Portfolio's Trustees are domiciled outside of the United States. Because of this, it would be difficult for the Portfolio to bring a claim or enforce a judgment against them.

Eaton Vance manages the business affairs of the Fund and administers the business affairs of the Portfolio. For these services, Eaton Vance receives a monthly fee from each of the Fund and Portfolio equal to 0.25% annually of average daily net assets up to $500 million. This fee declines at intervals above $500 million. For the fiscal year ended August 31, 2004, Eaton Vance earned management fees of 0.25% of the Fund's average daily net assets. For the same period, Eaton Vance earned administration fees of 0.25% of the Portfolio's average daily net assets. Eaton Vance has been managing assets since 1924 and managing mutual funds since 1931. Eaton Vance and its subsidiaries currently manage approximately $90 billion on behalf of mutual funds, institutional clients and individuals.

Eaton Vance also serves as the sub-transfer agent for the Fund. For the sub-transfer agency services it provides, Eaton Vance receives an aggregate fee based upon the actual expenses it incurs in the performance of sub-transfer agency services. This fee is paid to Eaton Vance by the Fund's transfer agent from fees it receives from the Eaton Vance funds.

Organization. The Fund is a series of Eaton Vance Growth Trust, a Massachusetts business trust. The Fund offers multiple classes of shares. Each Class represents a pro rata interest in the Fund but is subject to different expenses and rights. The Fund does not hold annual shareholder meetings but may hold special meetings for matters that require shareholder approval (such as electing or removing trustees, approving management or advisory contracts or changing investment policies that may only be changed with shareholder approval). If the Fund invests in the Portfolio, it may be asked to vote on certain Portfolio matters (such as changes in certain Portfolio investment restrictions). When necessary, the Fund will hold a meeting of its shareholders to consider the Portfolio matter and then vote its interest in the Portfolio in proportion to the votes cast by its shareholders. The Fund can withdraw from the Portfolio at any time.

VALUING SHARES

The Fund values its shares once each day only when the New York Stock Exchange is open for trading (typically Monday through Friday), as of the close of regular trading on the Exchange (normally 4:00 p.m. eastern time). The purchase price of Fund shares is their value (plus a sales charge for Class A), which is derived from the value of Portfolio holdings. When purchasing or redeeming Fund shares, your investment dealer must communicate your order to the principal underwriter by a specific time each day in order for the purchase price or the redemption price to be based on that day's net asset value per share. It is the investment dealer's responsibility to transmit orders promptly. The Fund may accept purchase and redemption orders as of the time of their receipt by certain investment dealers (or their designated intermediaries).

The Board of Trustees has adopted procedures for valuing Portfolio investments and has delegated to the investment adviser the daily valuation of such investments. Pursuant to the procedures, exchange-listed securities normally are valued at closing sale prices. The investment adviser may use the fair value of a security if market prices are unavailable or deemed unreliable, including if events occur after the close of a foreign securities market and before the Portfolio values its assets that would materially affect net asset value. In addition, for foreign securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the securities held by the Portfolio. A security that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair valuation procedures. Because foreign securities trade on days when Fund shares are not priced, net asset value can change on days when Fund shares cannot be redeemed. Eaton Vance has established a Valuation Committee that oversees the valuation of Portfolio investments.

PURCHASING SHARES

How to Purchase Shares. You may purchase shares through your investment dealer or by mailing an account application form to the transfer agent (see back cover for address). You may request an account application by calling 1-800-262-1122. Your initial investment must be at least $1,000. The Fund or your investment dealer must receive your purchase order no later than the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. eastern time) in order for your purchase to be effected at that day's net asset value.

After your initial investment, additional investments of $50 or more may be made at any time by sending a check payable to the order of the Fund or the transfer agent directly to the transfer agent (see back cover for address). Please include your name and account number and the name of the Fund and Class of shares with each investment.

You may make automatic investments of $50 or more each month or each quarter from your bank account. You can establish bank automated investing on the account application or by calling 1-800-262-1122. The minimum initial investment amount and Fund policy of redeeming accounts with low account balances are waived for bank automated investing accounts, certain group purchase plans and for persons affiliated with Eaton Vance and its service providers.

If you purchase shares through an investment dealer (which includes brokers, dealers and other financial institutions), that dealer may charge you a fee for executing the purchase for you. The Fund may suspend the sale of its shares at any time and any purchase order may be refused.

Restrictions on Excessive Trading and Market Timing. The Fund is not intended for excessive trading or market timing. Market timers seek to profit by rapidly switching money into a fund when they expect the share price of the fund to rise and taking money out of the fund when they expect those prices to fall. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of a fund's shares may dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, excessive purchases and sales or exchanges of a fund's shares may cause a fund to have difficulty implementing its investment strategies, may force the fund to sell portfolio securities at inopportune times to raise cash or may cause increased expenses (such as increased brokerage costs, realization of taxable capital gains without attaining any investment advantage or increased administrative costs).

Because the Portfolio invests its assets in foreign securities, it may be susceptible to a time zone arbitrage strategy in which shareholders attempt to take advantage of Fund share prices that may not reflect developments in a foreign securities market that occur after the close of such market but prior to the pricing of Fund shares. In addition, a fund that invests in securities that are, among other things, thinly traded, traded infrequently or relatively illiquid (including certain securities that may be held by the Portfolio, such as restricted securities and certain small-cap companies) is susceptible to the risk that the current market price for such securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (commonly referred to as "price arbitrage"). The Portfolio has procedures authorizing the investment adviser to use the fair value of a security if market prices are unavailable or deemed unreliable (see "Valuing Shares"). The use of fair value pricing, the redemption fee applicable to Class A shares, and the restrictions on excessive trading and market timing described below are intended to reduce a shareholder's ability to engage in price or time zone arbitrage to the detriment of the Fund.

The Boards of Trustees of the Eaton Vance funds have adopted policies to discourage short-term trading and market timing and to seek to minimize their potentially detrimental effects. Pursuant to these policies, if an investor (through one or more accounts) makes more than two round-trip exchanges (exchanging from one fund to another fund and back again) within 12 months, it will be deemed to constitute market timing or excessive trading. Under the policies, the Fund or its principal underwriter will reject or cancel a purchase order, suspend or terminate the exchange privilege or terminate the ability of an investor to invest in the Eaton Vance funds if the Fund or the principal underwriter determines, in its discretion, that a proposed transaction involves market timing or excessive trading that it believes is likley to be detrimental to the Fund. The Fund and its principal underwriter cannot ensure that they will be able to identify all cases of market timing and excessive trading, although they believe they have adequate procedures in place to attempt to do so. The Fund or its principal underwriter may also reject or cancel any purchase order (including an exchange) from an investor or group of investors for any other reason. No Eaton Vance fund has any arrangement to permit market timing.

The Fund and the principal underwriter have provided guidance to financial intermediaries (such as banks, broker-dealers, insurance companies and retirement administrators) concerning the application of the Eaton Vance funds' market timing and excessive trading policies to Fund shares held in omnibus accounts maintained and administered by such intermediaries, including guidance concerning situations where market timing or excessive trading is considered to be detrimental to the Fund. The Fund and the principal underwriter cannot ensure that these financial intermediaries will in all cases apply the policies of the Fund to accounts under their control.

Choosing a Share Class. The Fund offers different classes of shares. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different sales charges and expenses and will likely have different share prices due to differences in class expenses. In choosing the class of shares that suits your investment needs, you should consider:

     *    how long you expect to own your shares;
     *    how much you intend to invest;
     * the sales charge and total operating expenses associated with owning each class; and
     * whether you qualify for a reduction or waiver of any applicable sales charges (see "Reducing or Eliminating Class A Sales Charges" under "Sales Charges" below).

Each investor's considerations are different. You should speak with your investment dealer to help you decide which class of shares is best for you. Set forth below is a brief description of each class of shares offered by the Fund.

     Class A shares are offered at net asset value plus a front-end sales charge of up to 5.75%. This charge is deducted from the amount you invest. The Class A sales charge is reduced for purchases of $50,000 or more. The sales charge applicable to your purchase may be reduced under the right of accumulation or a statement of intention, which are described in "Reducing or Eliminating Class A Sales Charges" under "Sales Charges" below. Some investors may be eligible to purchase Class A shares at net asset value under certain circumstances, which are also described below. Purchases of Class A shares are subject to a 1% redemption fee if redeemed or exchanged within three months of settlement of purchase. Class A shares pay distribution fees equal to 0.50% annually of average daily net assets. Returns on Class A shares are generally higher than returns on Class B shares because Class A has lower annual expenses than that class.

     Class B shares are offered at net asset value with no front-end sales charge. If you sell your Class B shares within six years of purchase, you generally will be subject to a contingent deferred sales charge or "CDSC". The amount of the CDSC applicable to a redemption of Class B shares decreases over six years, as described in the CDSC schedule in "Contingent Deferred Sales Charge" under "Sales Charges" below. The CDSC is deducted from your redemption proceeds. Under certain circumstances, the Class B

     CDSC may be waived (such as in the case of the death of the shareholder). See "CDSC Waivers" under "Sales Charges" below. Class B shares pay distribution fees and service fees equal to 1.00% annually of average daily net assets. Returns on Class B shares are generally lower than returns on Class A shares because Class B has higher annual expenses than Class A. Because the sales charge applicable to Class A shares is reduced for larger purchases and Class A has lower operating expenses, purchasing Class B shares may not be appropriate if you are investing a large amount.

Payments to Investment Dealers. In connection with sales of Fund shares, an investment dealer may receive commissions and other amounts that are paid from various sources. For instance, your investment dealer may receive sales charges and Fund distribution and/or service fees as described below. In addition, the principal underwriter, out of its own resources, may make cash payments to certain investment dealers who provide marketing support, transaction processing and/or administrative services and, in some cases, include some or all Eaton Vance Funds in preferred or specialized selling programs. Payments made by the principal underwriter to an investment dealer are typically in the form of fees based on Fund sales, assets, transactions processed and/or accounts attributable to that investment dealer. Investment dealers also may receive amounts from the principal underwriter in connection with educational or due diligence meetings that include information concerning Eaton Vance Funds. The principal underwriter may pay or allow other promotional incentives or payments to investment dealers to the extent permitted by applicable laws and regulations.

Certain investment dealers that maintain "street name" or omnibus accounts provide sub-accounting, recordkeeping and/ or administrative services to the Eaton Vance Funds and are compensated for such services by the Funds. As used in this prospectus, the term "investment dealer" includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator, their designated intermediaries and any other firm having a selling, administration or similar agreement with the principal underwriter or its affiliates.

SALES CHARGES

Class A Front-End Sales Charge. Class A shares are offered at net asset value per share plus a sales charge that is determined by the amount of your investment. The current sales charge schedule is:

                                     Sales Charge*                Sales Charge*          Dealer Commission
                                   as Percentage of           as Percentage of Net      as a Percentage of
Amount of Purchase                  Offering Price              Amount Invested           Offering Price
---------------------------------------------------------------------------------------------------------------
Less than $50,000                       5.75%                       6.10%                     5.00%
$50,000 but less than $100,000          4.75%                       4.99%                     4.00%
$100,000 but less than $250,000         3.75%                       3.90%                     3.00%
$250,000 but less than $500,000         3.00%                       3.09%                     2.50%
$500,000 but less than $1,000,000       2.00%                       2.04%                     1.75%
$1,000,000 or more                      0.00**                      0.00**               See Below

* Because the offering price per share is rounded to two decimal places, the actual sales charge you pay on a purchase of Class A shares may be more or less than your total purchase amount multiplied by the applicable sales charge percentage.

** No sales charge is payable at the time of purchase on investments of $1 million or more. A CDSC of 1.00% will be imposed on such investments (as described below) in the event of redemptions within 12 months of purchase.

The principal underwriter will pay an upfront commission to investment dealers on sales of $1 million or more as follows: 1.00% on amounts of $1 million or more but less than $3 million; plus 0.50% on amounts of $3 million or more but less than $5 million; plus 0.25% for any amounts of $5 million or more. Purchases totalling $1 million or more will be aggregated over a 12-month period for purposes of determining the amount of the commission to be paid.

For Class A share purchases in a single fund in a single transaction totaling $5 million or more, the principal underwriter will pay investment dealers a fee monthly in arrears based upon the commission rates stated above. Those rates will be applied to the amount originally invested minus any redemptions (as calculated at month end) and will be paid ratably over the first 12 months after the investment is made.

The principal underwriter may also pay commissions of up to 1.00% on sales of Class A shares made at net asset value to certain tax-deferred retirement plans.

Reducing or Eliminating Class A Sales Charges. Front-end sales charges on purchases of Class A shares may be reduced under the right of accumulation or under a statement of intention. To receive a reduced sales charge, you must inform your investment dealer or the Fund at the time you purchase shares that you qualify for such a reduction. If you do not let your investment dealer or the Fund know you are eligible for a reduced sales charge, you may not receive the discount to which you are otherwise entitled.

     Under the right of accumulation, the sales charge you pay is reduced if the current market value of your holdings in the Fund or any other Eaton Vance fund (based on the current maximum public offering price) plus your new purchase total $50,000 or more. Class A, Advisers Class, Class B, Class C, Class I and/or Class R shares of the Fund or other Eaton Vance funds, as well as shares of Eaton Vance Money Market Fund, owned by you may be included for this purpose. Shares of Eaton Vance Cash Management Fund and Eaton Vance Tax Free Reserves cannot be included under the right of accumulation. Shares owned by you, your spouse and children under age twenty-one may be combined for purposes of the right of accumulation, including shares held for the benefit of any of you in trust or fiduciary accounts (including retirement accounts) or omnibus or "street name" accounts. You may be required to provide documentation to establish your ownership  of shares  included  under the  right of  accumulation  (such as account statements for you, your spouse and children or marriage certificates, birth certificates and/or trust or other fiduciary-related documents).

     Under a statement of intention, purchases of $50,000 or more made over a 13-month period are eligible for reduced sales charges. Shares eligible under the right of accumulation may be included to satisfy the amount to be purchased under a statement of intention. Under a statement of intention, the principal underwriter may hold 5% of the dollar amount to be purchased in escrow in the form of shares registered in your name until you satisfy the statement or the 13-month period expires. A statement of intention does not obligate you to purchase (or the Fund to sell) the full amount indicated in the statement.

Class A shares are offered at net asset value (without a sales charge) to clients of financial intermediaries who charge a fee for their services; accounts affiliated with those financial intermediaries; tax-deferred retirement plans; investment and institutional clients of Eaton Vance; certain persons affiliated with Eaton Vance; and certain Eaton Vance and fund service providers. Class A shares may also be purchased at net asset value pursuant to the reinvestment privilege and exchange privilege and when distributions are reinvested. See "Shareholder Account Features" for details.

Contingent Deferred Sales Charge. Each Class of shares is subject to a CDSC on certain redemptions. Class A shares purchased at net asset value in amounts of $1 million or more (other than shares purchased in a single transaction of $5 million or more) are subject to a 1% CDSC if redeemed within 12 months of purchase. Investors who purchase Class A shares of a single fund in a single transaction at net asset value in amounts of $5 million or more will not be subject to any CDSC for such investment or any subsequent investment in the same fund but will be subject to a 1.00% redemption fee if they are redeemed or exchanged within the first three months after the settlement of the purchase. Class B shares are subject to the following CDSC schedule:

Year of Redemption After Purchase  CDSC     The CDSC is based on the lower of
---------------------------------------     the net asset value at the time of
First or Second                     5%      purchase or at the time  of
Third                               4%      redemption. Shares acquired through
Fourth                              3%      the reinvestment of distributions
Fifth                               2%      are exempt from the CDSC.
Sixth                               1%      Redemptions are made first from
Seventh or following                0%      shares that are not subject to a
                                            CDSC.

The sales commission payable to investment dealers in connection with sales of Class B shares is described under "Distribution and Service Fees" below.

CDSC Waivers. CDSCs are waived for certain redemptions pursuant to a Withdrawal Plan (see "Shareholder Account Features") and, for Class B, in connection with certain redemptions from tax-deferred retirement plans. Call 1-800-262- 1122 for details. The Class B CDSC is also waived following the death of a beneficial owner of shares (a death certificate and other applicable documents may be required).

Conversion Feature.  After eight years, Class B shares automatically  convert to
Class  A  shares.   Class  B  shares  acquired   through  the   reinvestment  of
distributions convert in proportion to shares not so acquired.

More information about sales charges is available on the Eaton Vance website at www.eatonvance.com and in the Statement of Additional Information. Please consult the Eaton Vance website for any updates to sales charge information before making a purchase of Fund shares.

Distribution and Service Fees. Each Class of shares has in effect a plan under Rule 12b-1 that allows the Fund to pay distribution fees for the sale and distribution of shares (so-called "12b-1 fees"). Class A shares pay a distribution fee to the principal underwriter of 0.50% of average daily net assets on shares outstanding for less than twelve months and a distribution fee of 0.25% of average daily net assets on shares outstanding for more than twelve months. Class B shares pay distribution fees of 0.75% of average daily net assets to the principal underwriter annually. Because these fees are paid from Fund assets on an ongoing basis, they will increase your cost over time and may cost you more than paying other types of sales charges. The principal underwriter compensates investment dealers on sales of Class B shares (except exchange transactions and reinvestments) in an amount equal to 4% of the purchase price of the shares.

Both classes also pay service fees for personal and/or account services equal to 0.25% of average daily net assets annually. Class A shares pay service fees on shares outstanding for more than twelve months. After the sale of Class B shares, the principal underwriter receives service fees for one year and thereafter investment dealers generally receive them based on the value of shares sold by such dealers. Distribution and service fees are subject to the limitations contained in the sales charge rule of the National Association of Securities Dealers, Inc.

REDEEMING SHARES

You can redeem shares in any of the following ways:

  By Mail Send your request to the transfer agent along with any certificates and stock powers. The request must be signed exactly as your account is registered and signature guaranteed. You can obtain a signature guarantee at certain banks, savings and loan institutions, credit unions, securities dealers, securities exchanges, clearing agencies and registered securities associations. You may be asked to provide additional documents if your shares are registered in the name of a corporation, partnership or fiduciary.

  By Telephone          You can redeem up to $100,000 per account (which may
                        include shares of one or more Eaton Vance funds) by calling the transfer agent at 1-800-262-1122 on Monday through Friday, 9:00 a.m. to 4:00 p.m. (eastern time).
                        Proceeds of a telephone redemption can be mailed only to the account address. Shares held by corporations, trusts or certain other entities and shares that are subject to fiduciary arrangements cannot be redeemed by telephone.

  Through an
  Investment Dealer     Your investment dealer is responsible for transmitting
                        the order promptly. An investment dealer may charge a fee for this service.

Class A shares are subject to a 1% redemption fee if redeemed or exchanged within three months of the settlement of the purchase. All redemption fees will be paid to the Fund. Redemptions of shares held by 401(k) plans, in proprietary fee-based programs sponsored by broker-dealers, or by Eaton Vance, its affiliated entities and accounts in which Eaton Vance or such an affiliate have a beneficial interest, as well as the redemption of shares acquired as the result of reinvesting distributions, are not subject to the redemption fee.

If you redeem shares, your redemption price will be based on the net asset value per share next computed after the redemption request is received. Your redemption proceeds will be paid in cash within seven days, reduced by the amount of any applicable CDSC and/or redemption fee and any federal income tax required to be withheld. Payments will be sent by mail unless you complete the Bank Wire Redemptions section of the account application.

If you recently purchased shares, the proceeds of a redemption will not be sent until the purchase check (including a certified or cashier's check) has cleared. If the purchase check has not cleared, redemption proceeds may be delayed up to 15 days from the purchase date. If your account value falls below $750 (other than due to market decline), you may be asked either to add to your account or redeem it within 60 days. If you take no action, your account will be redeemed and the proceeds sent to you.

While redemption proceeds are normally paid in cash, redemptions may be paid by distributing marketable securities. If you receive securities, you could incur brokerage or other charges in converting the securities to cash.

SHAREHOLDER ACCOUNT FEATURES

Once you purchase shares, the transfer agent establishes a Lifetime Investing Account(R) for you. Share certificates are issued only on request.

Distributions. You may have your Fund distributions paid in one of the following ways:

  *Full
   Reinvest
   Option      Dividends and capital gains are reinvested in additional  shares.
               This option will be assigned if you do not specify an option.
  *Partial
   Reinvest
   Option      Dividends  are paid in cash and capital  gains are  reinvested in additional shares.
  *Cash
   Option      Dividends and capital gains are paid in cash.

  *Exchange
   Option      Dividends  and/or  capital  gains are  reinvested  in  additional shares of any class of another Eaton Vance fund chosen by you, subject to the terms of that fund's prospectus. Before selecting this option, you must obtain a prospectus of the other fund and consider its objectives, risks, and charges and expenses carefully.

Information about the Fund. From time to time, you may be mailed the following:

     * Semiannual and Annual Reports containing a list of portfolio holdings as of the end of the second and fourth fiscal quarters, respectively, performance information and financial statements.
     * Periodic account statements, showing recent activity and total share balance.
     * Form 1099 and tax information needed to prepare your income tax returns.
     *    Proxy materials, in the event a shareholder vote is required.
     *    Special notices about significant events affecting your Fund.

The Fund will file with the Securities and Exchange Commission ("SEC") a list of its portfolio holdings as of the end of the first and third fiscal quarters on Form N-Q. The Fund's annual and semiannual reports (as filed on Form N-CSR) and each Form N-Q may be viewed on the SEC's website (www.sec.gov). The most recent fiscal and calendar quarter end holdings may also be viewed on the Eaton Vance website (www.eatonvance.com). Portfolio holdings information is filed with the SEC or posted on the Eaton Vance website approximately 60 days after the end of the quarter to which it relates. Each Fund also posts information about certain portfolio characteristics (such as top ten holdings and asset allocation) as of each calendar quarter end on the Eaton Vance website approximately ten business days after quarter-end.

The Eaton Vance funds have established policies and procedures with respect to the disclosure of portfolio holdings and other information concerning Fund characteristics. A description of these policies and procedures is provided in the Statement of Additional Information. Such policies and procedures regarding disclosure of portfolio holdings are designed to prevent the misuse of material, non-public information about the funds.

Withdrawal Plan. You may redeem shares on a regular monthly or quarterly basis by establishing a systematic withdrawal plan. Withdrawals will not be subject to any applicable CDSC if they are, in the aggregate, less than or equal to 12% annually of the greater of either the initial account balance or the current account balance. A minimum account size of $5,000 is required to establish a systematic withdrawal plan. Because purchases of Class A shares are generally subject to an initial sales charge, Class A shareholders should not make withdrawals from their accounts while also making purchases. Because redemptions of Class A shares within three months of settlement of purchase are subject to a 1% redemption fee (including shares held in individual retirement accounts), shareholders should not make withdrawals pursuant to a Withdrawal Plan during that period.

Tax-Deferred Retirement Plans. Class A shares are available for purchase in connection with certain tax-deferred retirement plans. Call 1-800-262-1122 for information. Distributions will be invested in additional shares for all tax-deferred retirement plans.

Exchange Privilege. You may exchange your Fund shares for shares of the same Class of another Eaton Vance fund or, in the case of Class B shares, Eaton Vance Money Market Fund. Exchanges are made at net asset value (subject to any applicable redemption fee). If your shares are subject to a CDSC, the CDSC will continue to apply to your new shares at the same CDSC rate. For purposes of the CDSC, your shares will continue to age from the date of your original purchase.

Before exchanging, you should read the prospectus of the new fund carefully. If you wish to exchange shares, write to the transfer agent (see back cover for address) or call 1-800-262-1122. Periodic automatic exchanges are also available. The exchange privilege may be changed or discontinued at any time. You will receive 60 days' notice of any material change to the privilege. This privilege may not be used for "market timing". If an account (or group of accounts) makes more than two round-trip exchanges (exchanged from one fund to another and back again) within 12 months, it will be deemed to be market timing. As described under "Purchasing Shares", the exchange privilege may be terminated for market timing accounts or for other reasons.

Reinvestment Privilege. If you redeem shares, you may reinvest at net asset value all or any portion of the redemption proceeds in the same class of shares of the Fund (or, for Class A shares, in Class A of any other Eaton Vance fund), provided that the reinvestment occurs within 60 days of the redemption, and the privilege has not been used more than once in the prior 12 months. Under these circumstances your account will be credited with any CDSC paid in connection with the redemption. Any CDSC period applicable to the shares you acquire upon reinvestment will run from the date of your original share purchase. Reinvestment requests must be in writing. If you reinvest, you will be sold shares at the next determined net asset value following receipt of your request.

Telephone and Electronic Transactions. You can redeem or exchange shares by telephone as described in this prospectus. In addition, certain transactions may be conducted through the Internet. The transfer agent and the principal underwriter have procedures in place to authenticate telephone and electronic instructions (such as using security codes or verifying personal account information). As long as the transfer agent and principal underwriter follow reasonable procedures, they will not be responsible for unauthorized telephone or electronic transactions and you bear the risk of possible loss resulting from these transactions. You may decline the telephone redemption option on the account application. Telephone instructions are tape recorded.

"Street Name" Accounts. If your shares are held in a "street name" account at an investment dealer, that dealer (and not the Fund or its transfer agent) will perform all recordkeeping, transaction processing and distribution payments. Because the Fund will have no record of your transactions, you should contact your investment dealer to purchase, redeem or exchange shares, to make changes in your account, or to obtain account information. You will not be able to utilize a number of shareholder features, such as telephone transactions, directly with the Fund. The transfer of shares in a "street name" account to an account with another investment dealer or to an account directly with the Fund involves special procedures and you will be required to obtain historical information about your shares prior to the transfer. Before establishing a "street name" account with an investment dealer, you should determine whether that dealer allows reinvestment of distributions in "street name" accounts.

Procedures for Opening New Accounts. To help the government fight the funding of terrorism and money laundering activities, federal law requires the Fund to obtain, verify and record information that identifies each person who opens a Fund account. When you open an account, the transfer agent or your investment dealer will ask you for your name, address, date of birth and other identifying information. You also may be asked to produce a copy of your driver's license and other identifying documents. If a person fails to provide the information requested, any application by that person to open a new account will be rejected. Moreover, if the transfer agent or the investment dealer is unable to verify the identity of a person based on information provided by that person, it may take additional steps including, but not limited to, requesting additional information from the person, closing the person's account or reporting the matter to the appropriate federal authorities.

Account Questions. If you have any questions about your account or the services available, please call Eaton Vance Shareholder Services at 1-800-262-1122, or write to the transfer agent (see back cover for address).

TAX INFORMATION

The Fund pays dividends at least once annually and intends to pay capital gains annually. Distributions of income and net short-term capital gains will be taxable as ordinary income. Distributions of any long-term capital gains will be taxable as long-term capital gains. The Fund expects that its distributions will consist primarily of capital gains. The Fund's distributions will generally not qualify for the dividends-received deduction for corporations. The Fund's distributions will be taxable whether they are paid in cash or reinvested in additional shares.

Investors who purchase shares at a time when the Fund's net asset value reflects gains that are either unrealized or realized but not distributed will pay the full price for the shares and then may receive some portion of the purchase price back as a taxable distribution. Certain distributions paid in January will be taxable to shareholders as if received on December 31 of the prior year. A redemption of Fund shares, including an exchange for shares of another fund, is a taxable transaction.

Investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be decreased. Under certain circumstances, shareholders may be entitled to claim a credit or deduction with respect to foreign taxes. In addition, investments in foreign securities or foreign currencies may increase or accelerate the Fund's recognition of ordinary income and may affect the timing or amount of the Fund's distributions.

Shareholders should consult with their advisers concerning the applicability of state, local and other taxes to an investment.

FINANCIAL HIGHLIGHTS

The financial highlights are intended to help you understand the Fund's financial performance for the past five years. Certain information in the table reflects the financial results for a single Fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions and not taking into account a sales charge). This information has been audited by Deloitte & Touche LLP, an independent registered public accounting firm. The report of Deloitte & Touche LLP and the Fund's financial statements are incorporated herein by reference and included in the annual report, which is available on request.

                                                                                    Year Ended August 31,
                                                         ---------------------------------------------------------------------------
                                                                 2004(1)                    2003(1)                  2002(1)
                                                         ---------------------------------------------------------------------------
                                                         Class A*      Class B       Class A*     Class B      Class A*    Class B
------------------------------------------------------------------------------------------------------------------------------------
Net asset value - Beginning of year                      $28.610       $18.200       $21.850      $13.980      $18.190     $11.700
                                                         ---------     ---------     ---------    ---------    ---------   ---------

Income (loss) from operations
Net investment income (loss)                             $(0.064)      $(0.118)      $ 0.437      $ 0.129      $(0.253)    $(0.204)
Net realized and unrealized gain (loss)                    4.030         2.566         6.323        4.091        3.913       2.484
                                                         ---------     ---------     ---------    ---------    ---------   ---------
Total income (loss) from operations                      $ 3.966       $ 2.448       $ 6.760      $ 4.220      $ 3.660     $ 2.280
                                                         ---------     ---------     ---------    ---------    ---------   ---------

Less distributions
From net investment income                               $(0.142)      $(0.065)      $    --      $    --      $    --     $    --
From net realized gain                                    (0.645)       (0.645)           --           --           --          --
                                                         ---------     ---------     ---------    ---------    ---------   ---------
Total distributions                                      $(0.787)      $(0.710)      $    --      $    --      $    --     $    --
                                                         ---------     ---------     ---------    ---------    ---------   ---------

Redemption fees                                          $ 0.011       $ 0.002       $ 0.017      $    --      $    --     $    --
Net asset value - End of year                            $31.800       $19.940       $28.610      $18.200      $21.850     $13.980
                                                         =========     =========     =========    =========    =========   =========
Total return(3)                                            13.69%        13.15%        30.94%       30.19%       20.12%      19.49%

Ratios/Supplemental Data +
Net assets, end of year (000's omitted)                  $29,002       $ 7,938       $15,121      $ 2,346      $ 2,349     $   853
Ratios (as a percentage of average daily net assets):
  Net expenses(4)                                           2.50%         3.00%         2.47%        2.97%        2.52%       3.03%
  Net expenses after custodian fee reduction(4)             2.50%         3.00%         2.47%        2.97%        2.49%       3.00%
  Net investment income (loss)                             (0.19)%       (0.56)%        1.93%        0.91%       (1.13)%     (1.40)%
Portfolio turnover of the Portfolio                          120%          120%          112%         112%          83%         83%
+(6) The operating expenses of the Fund reflect a reduction of the management fee and/or distribution fee as well as an allocation of expenses to the Distributor.  Had such action not been taken, the ratios would have been as follows:
Ratios (as a percentage of average daily net assets):
  Expenses(4)                                                                           3.54%        4.06%        7.41%       6.64%
  Expenses after custodian fee reduction(4)                                             3.54%        4.06%        7.38%       6.61%
  Net investment income (loss)                                                          0.86%       (0.18)%      (6.02)%     (5.01)%
Net investment income (loss) per share                                               $ 0.195      $(0.026)     $(1.348)    $ (0.730)

                                                                         Year Ended August 31,
                                                      --------------------------------------------------------
                                                                 2001(1)                      2000
                                                      --------------------------------------------------------
                                                         Class A*      Class B       Class A*    Class B(2)
--------------------------------------------------------------------------------------------------------------
Net asset value - Beginning of year                      $24.130       $16.070       $15.840      $11.700
                                                         ---------     ---------     ---------    ---------

Income (loss) from operations
Net investment income (loss)                             $(0.268)      $(0.234)      $(0.322)     $(0.345)
Net realized and unrealized gain (loss)                   (4.632)       (3.096)        8.660        4.715
                                                         ---------     ---------     ---------    ---------
Total income (loss) from operations                      $(4.900)      $(3.330)      $ 8.338      $ 4.370
                                                         ---------     ---------     ---------    ---------

Less distributions
From net investment income                               $    --       $    --       $(0.048)     $    --
From net realized gain                                    (1.040)       (1.040)           --           --
                                                         ---------     ---------     ---------    ---------
Total distributions                                      $(1.040)      $(1.040)      $(0.048)     $    --
                                                         ---------     ---------     ---------    ---------

Redemption fees                                          $    --       $    --       $    --      $    --
Net asset value - End of year                            $18.190       $11.700       $24.130      $16.070
                                                         =========     =========     =========    =========
Total return(3)                                           (20.89)%      (21.64)%       52.65%       37.35%

Ratios/Supplemental Data +
Net assets, end of year (000's omitted)                  $   340       $    14       $ 1,723      $    47
Ratios (as a percentage of average daily net assets):
  Net expenses(4)                                           2.78%         3.28%         2.70%        2.77%(5)
  Net expenses after custodian fee reduction(4)             2.50%         3.00%         2.49%        2.56%(5)
  Net investment income (loss)                             (1.38)%       (1.88)%       (1.66)%      (1.59)%(5)
Portfolio turnover of the Portfolio                          109%          109%          112%         112%
+(6) The operating expenses of the Fund reflect a reduction of the management fee and/or distribution fee as well as an allocation of expenses to the Distributor.  Had such action not been taken, the ratios would have been as follows:
Ratios (as a percentage of average daily net assets):
  Expenses(4)                                               7.84%        10.80%         6.67%        4.81%(5)
  Expenses after custodian fee reduction(4)                 7.56%        10.52%         6.46%        4.60%(5)
  Net investment income (loss)                             (6.44)%       (9.40)%       (5.63)%      (3.63)%(5)
Net investment income (loss) per share                   $(1.251)      $(1.170)      $(1.092)     $(0.788)

(1) Net investment income (loss) per share was computed using average shares outstanding.
(2) For the period from the commencement of the offering of Class B shares, October 8, 1999 to August 31, 2000.
(3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.
(4)  Includes the Fund's share of its Portfolio's allocated expenses.
(5)  Annualized.
(6)  A contractual reimbursement was discontinued effective September 1, 2003.
* Certain prior year amounts have been reclassed to conform to the current year presentation.

{LOGO}





More Information
--------------------------------------------------------------------------------

     About the Fund: More information is available in the statement of additional information. The statement of additional information is incorporated by reference into this prospectus. Additional information about the Portfolio's investments is available in the annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the past year. You may obtain free copies of the statement of additional information and the shareholder reports by contacting the principal underwriter:

                         Eaton Vance Distributors, Inc.
                            The Eaton Vance Building
                                255 State Street
                                Boston, MA 02109
                                 1-800-225-6265
                           website: www.eatonvance.com

     You will find and may copy information about the Fund (including the statement of additional information and shareholder reports): at the Securities and Exchange Commission's public reference room in Washington, DC (call 1-202-942-8090 for information on the operation of the public reference room); on the EDGAR Database on the SEC's Internet site (http:// www.sec.gov); or, upon payment of copying fees, by writing to the SEC's public reference section, Washington, DC 20549-0102, or by electronic mail at publicinfo@sec.gov.

     About Shareholder Accounts: You can obtain more information from Eaton Vance Share- holder Services (1-800-262-1122). If you own shares and would like to add to, redeem or change your account, please write or call the transfer agent:
--------------------------------------------------------------------------------
                                    PFPC Inc.
                                  P.O. Box 9653
                            Providence, RI 02940-9653
                                 1-800-262-1122




The Fund's SEC File No. is 811-1241.                                         ACP

137-1/05                                         (c) 2005 Eaton Vance Management

                                                    STATEMENT OF
                                                    ADDITIONAL INFORMATION
                                                    May 2, 2005



                             EATON VANCE ASIAN SMALL
                                 COMPANIES FUND

                            The Eaton Vance Building
                                255 State Street
                           Boston, Massachusetts 02109
                                 1-800-262-1122

This Statement of Additional Information ("SAI") provides general information about the Fund and the Portfolio. The Fund and Portfolio are diversified, open-end management companies. The Fund is a series of Eaton Vance Growth Trust (the "Trust"). Capitalized terms used in this SAI and not otherwise defined have the meanings given to them in the prospectus. This SAI contains additional information about:

                                       Page                                Page
Strategies and Risks                     2   Purchasing and Redeeming
Investment Restrictions                  6    Shares                        19
Management and Organization              7   Sales Charges                  20
Investment Advisory and                      Performance                    22
 Administrative Services                14   Taxes                          24
Other Service Providers                 17   Portfolio Securities
Calculation of Net Asset Value          18    Transactions                  26
                                             Financial Statements           28

   Appendix A: Class A Fees, Performance and Ownership                  29
   Appendix B: Class B Fees, Performance and Ownership                  31
   Appendix C: Asian Region Countries                                   33
   Appendix D: Eaton Vance Funds Proxy Voting Policies and Procedures   44
   Appendix E: Lloyd George Proxy Voting Policies                       46


THIS SAI IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY THE FUND'S RELEVANT PROSPECTUS DATED MAY 2, 2005, AS SUPPLEMENTED FROM TIME TO TIME, WHICH IS INCORPORATED HEREIN BY REFERENCE. THIS SAI SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS, WHICH MAY BE OBTAINED BY CALLING 1-800-225-6265.



(C) 2005 EATON VANCE MANAGEMENT

The following defined terms may be used herein: "SEC" for the Securities and Exchange Commission; "CFTC" for the Commodities Futures Trading Commission; "Code" for the Internal Revenue Code of 1986, as amended; "1940 Act" for the Investment Company Act of 1940, as amended; and "NASD" for the National Association of Securities Dealers, Inc.

                              STRATEGIES AND RISKS

Primary strategies are defined in the prospectus. The following is a description of the various investment practices that may be engaged in, whether as a primary or secondary strategy, and a summary of certain attendant risks. The investment adviser(s) may not buy any of the following instruments or use any of the following techniques unless it believes that doing so will help achieve the investment objective(s).

EQUITY INVESTMENTS. Equity investments in which the Portfolio may invest include common and preferred stocks; equity interests in trusts, partnerships, joint ventures and other unincorporated entities or enterprises; special classes of shares available only to foreign investors in markets that restrict the ownership  by  foreign  investors  to  certain  classes  of  equity  securities;
convertible preferred stocks; and other convertible investment grade debt instruments. A debt security is investment grade if it is rated BBB or above by Standard & Poor's Ratings Group ("S&P") or Baa or above by Moody's Investors Service, Inc. ("Moody's") or determined to be of comparable quality by the investment adviser. Debt securities rated BBB by S&P or Baa by Moody's have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt securities. The Portfolio will attempt to promptly dispose of any convertible debt instrument which is rated or determined by the investment adviser to be below investment grade subsequent to acquisition by the Portfolio. In addition to its investments in equity securities, the Portfolio may invest up to 5% of its net assets in warrants, including warrants traded in over-the-counter markets. Except during unusual market conditions, the Portfolio will not invest in debt securities, other than investment grade convertible debt instruments.

DIRECT INVESTMENTS. The Portfolio may invest up to 10% of its total assets in direct investments in smaller companies based in Asia. Direct investments include (i) the private purchase from an enterprise of an equity interest in the enterprise in the form of shares of common stock or equity interests in trusts, partnerships, joint ventures or similar enterprises, and (ii) the purchase of such an equity interest in an enterprise from a principal investor in the enterprise. In each case, the Portfolio will, at the time of making the investment, enter into a shareholder or similar agreement with the enterprise and one or more other holders of equity interests in the enterprise. The investment adviser anticipates that these agreements will, in appropriate circumstances, provide it with the ability to appoint a representative to the board of directors or similar body of the enterprise and for eventual disposition of the Portfolio investment in the enterprise. Such a representative will be expected to provide the ability to monitor its investment and protect its rights in the investment and will not be appointed for the purpose of exercising management or control of the enterprise.

SECURITIES TRADING MARKETS. A high proportion of the shares of many issuers in the Asian Region (the "Region") may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment. The prices at which investments may be acquired may be affected by trading by persons with material non-public information and by securities transactions by brokers in anticipation of transactions by the Portfolio in particular securities. Similarly, volume and liquidity in the bond markets in the Region are less than in the United States and, at times, price volatility can be greater than in the United States. The limited liquidity of securities markets in the Region may also affect the ability to acquire or dispose of securities at the price and time it wishes to do so. In addition, Region securities markets are susceptible to being influenced by large investors trading significant blocks of securities.

Region stock markets are undergoing a period of growth and change which may result in trading volatility and difficulties in the settlement and recording of transactions, and in interpreting and applying the relevant law and regulations. The securities industry in Asian Region countries is comparatively underdeveloped. Stockbrokers and other intermediaries in the Region may not perform as well as their counterparts in the United States and other more developed securities markets.

Political and economic structures in many Region countries are undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of the United States. Certain of such countries may have, in the past, failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the values of investments in those countries and the availability of additional investments in those countries. The laws of countries in the Region relating to limited liability of corporate shareholders, fiduciary duties of officers and directors, and the bankruptcy of state enterprises are generally less well developed than or different from such laws in the United States. It may be more difficult to obtain or enforce a judgment in the courts of these countries than it is in the United States. Monsoons and natural disasters also can affect the value of investments.

The investment adviser will take into account the effects on returns of local taxation. Certain countries may require withholding on dividends paid on portfolio securities and on realized capital gains. In the past, these taxes have sometimes been substantial. There can be no assurance that repatriation of its income, gains or initial capital from these countries can occur.

FOREIGN INVESTMENTS. Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets, political or financial instability or diplomatic and other developments which could affect such investments. Further, economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States. It is anticipated that in most cases the best available market for foreign securities will be on exchanges or in over-the-counter markets located outside the United States. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In addition, foreign brokerage commissions are generally higher than commissions on securities traded in the United States and may be non-negotiable. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers, and issuers than in the United States. In some countries, delayed settlements are customary, which increase the risk of loss.

American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) may be purchased. ADRs, EDRs and GDRs are certificates evidencing ownership of shares of a foreign issuer and are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, they continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include the political and economic risks of the underlying issuer's country, and, in the case of depositary receipts traded on non-U.S. markets, foreign exchange risk. ADRs, EDRs and GDRs may be sponsored or unsponsored. Unsponsored receipts are established without the participation of the issuer. Unsponsored receipts may involve higher expenses, they may not pass-through voting or other shareholder rights, and they may be less liquid.

FOREIGN CURRENCY TRANSACTIONS. The value of foreign assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency rates and exchange control regulations. Currency exchange rates can also be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the U.S. or abroad. Foreign currency exchange transactions may be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into derivative currency transactions. Currency futures contracts are exchange-traded and change in value to reflect movements of a currency or a basket of currencies. Settlement must be made in a designated currency.

Forward foreign currency exchange contracts are individually negotiated and privately traded so they are dependent upon the creditworthiness of the counterparty. Such contracts may be used when a security denominated in a foreign currency is purchased or sold, or when the receipt in a foreign currency of dividend or interest payments on such a security is anticipated. A forward contract can then "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. Additionally, when the investment adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the securities held that are denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible. In addition, it may not be possible to hedge against long-term currency changes. Cross-hedging may be used by using forward contracts in one currency (or basket of currencies) to hedge against fluctuations in the value of securities denominated in a different currency if the investment adviser determines that there is an established historical pattern of correlation between the two currencies (or the basket of currencies and the underlying currency). Use of a different foreign currency magnifies exposure to foreign currency exchange rate fluctuations. Forward contracts may also be used to shift exposure to foreign currency exchange rate changes from one currency to another. Short-term hedging provides a means of fixing the dollar value of only a portion of portfolio assets.

Currency swaps involve the exchange of rights to make or receive payments in specified currencies and are individually negotiated. The entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The credit quality of the unsecured senior debt or the claims-paying ability of the other party thereto must be considered to be investment grade by the investment adviser at the time the swap is entered into. The use of currency swaps is a highly specialized activity which involves special investment techniques and risks. If the investment adviser is incorrect in its forecasts of market value and currency exchange rates, performance will be adversely affected.

Currency transactions are subject to the risk of a number of complex political and economic factors applicable to the countries issuing the underlying currencies. Furthermore, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying the derivative currency transactions. As a result, available information may not be complete. In an over-the-counter trading environment, there are no daily price fluctuation limits. There may be no liquid secondary market to close out options purchased or written, or forward contracts entered into, until their exercise, expiration or maturity. There is also the risk of default by, or the bankruptcy of, the financial institution serving as a counterparty.

DERIVATIVE INSTRUMENTS. Derivative instruments (which are instruments that derive their value from another instrument, security, index or currency) may be purchased or sold to enhance return (which may be considered speculative), to hedge against fluctuations in securities prices, market conditions or currency exchange rates, or as a substitute for the purchase or sale of securities or currencies. Such transactions may be in the U.S. or abroad and may include the purchase or sale of futures contracts on securities, securities and other indices, other financial instruments or currencies; options on futures contracts; exchange-traded and over-the-counter options on securities, indices or currencies; and forward foreign currency exchange contracts. Transactions in derivative instruments involve a risk of loss or depreciation due to: unanticipated adverse changes in securities prices, interest rates, indices, the other financial instruments' prices or currency exchange rates; the inability to close out a position; default by the counterparty; imperfect correlation between a position and the desired hedge; tax constraints on closing out positions; and portfolio management constraints on securities subject to such transactions. The loss on derivative instruments (other than purchased options) may substantially exceed an investment in these instruments. In addition, the entire premium paid for purchased options may be lost before they can be profitably exercised.
Transaction costs are incurred in opening and closing positions. Derivative instruments may sometimes increase or leverage exposure to a particular market risk, thereby increasing price volatility of derivative instruments the Portfolio holds. The Portfolio's success in using derivative instruments to hedge portfolio assets depends on the degree of price correlation between the derivative instruments and the hedged asset. Imperfect correlation may be caused by several factors, including temporary price disparities among the trading markets for the derivative instrument, the assets underlying the derivative instrument and the Portfolio's assets.

Over-the-counter ("OTC") derivative instruments involve an enhanced risk that the issuer or counterparty will fail to perform its contractual obligations. Some derivative instruments are not readily marketable or may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit trading in an exchange-traded derivative instrument, which may make the contract temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or futures option can vary from the previous day's settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the closing out of positions to limit losses. The staff of the SEC takes the position that certain purchased OTC options, and assets used as cover for written OTC options, are illiquid. The ability to terminate OTC derivative instruments may depend on the cooperation of the counterparties to such contracts. For thinly traded derivative instruments, the only source of price quotations may be the selling dealer or counterparty. In addition, certain provisions of the Code limit the use of derivative instruments. The Portfolio has claimed an exclusion from the definition of a Commodity Pool Operator ("CPO") under the Commodity Exchange Act and therefore is not subject to registration as a CPO. The use of derivatives are highly specialized activities that involve skills different from conducting ordinary portfolio securities transactions. There can be no assurance that the investment adviser's use of derivative instruments will be advantageous to the Portfolio. The Portfolio will engage in transactions in futures contracts and regulated options only to the extent such transactions are consistent with the requirements of the Code for maintaining the qualification of the Fund as a regulated investment company for federal income tax purposes.

Foreign exchange traded futures contracts and options thereon may be used only if the investment adviser determines that trading on such foreign exchange does not entail risks, including credit and liquidity risks, that are materially greater than the risks associated with trading on CFTC-regulated exchanges.

A put option on a security may be written only if the investment adviser intends to acquire the security. A covered option may not be written on any security if after such transaction more than 15% of net assets, as measured by the aggregate value of the securities underlying all written covered calls and puts would be subject to such options. Options will not be purchased if after such transaction more than 5% of net assets, as measured by the aggregate of all premiums paid for such options held would be so invested.

REPURCHASE AGREEMENTS. The Portfolio may enter into repurchase agreements (the purchase of a security coupled with an agreement to resell at a higher price) with respect to its permitted investments. In the event of the bankruptcy of the other party to a repurchase agreement, the Portfolio might experience delays in recovering its cash. To the extent that, in the meantime, the value of the securities the Portfolio purchased may have decreased, the Portfolio could experience a loss. Repurchase agreements which mature in more than seven days will be treated as illiquid. The Portfolio's repurchase agreements will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the agreement, and will be marked to market daily.

REVERSE REPURCHASE AGREEMENTS. The Portfolio may enter into reverse repurchase agreements. Under a reverse repurchase agreement, the Portfolio temporarily transfers possession of a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash. At the same time, the Portfolio agrees to repurchase the instrument at an agreed upon time (normally within seven days) and price, which reflects an interest payment. The Portfolio may enter into such agreements when it is able to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income. The Portfolio could also enter into reverse repurchase agreements as a means of raising cash to satisfy redemption requests without the necessity of selling portfolio assets.

When the Portfolio enters into a reverse repurchase agreement, any fluctuations in the market value of either the securities transferred to another party or the securities in which the proceeds may be invested would affect the market value of the Portfolio's assets. As a result, such transactions may increase fluctuations in the market value of the Portfolio's assets. While there is a risk that large fluctuations in the market value of the Portfolio's assets could affect net asset value, this risk is not significantly increased by entering into reverse repurchase agreements, in the opinion of the investment adviser. Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds, they constitute a form of leverage. Such agreements will be treated as subject to investment restrictions regarding "borrowings." If the Portfolio reinvests the proceeds of a reverse repurchase agreement at a rate lower than the cost of the agreement, entering into the agreement will lower the Portfolio's yield.

ASSET COVERAGE. To the extent required by SEC guidelines, the Portfolio will only engage in transactions that expose it to an obligation to another party if it owns either (1) an offsetting ("covered") position for the same type of financial asset, or (2) cash or liquid securities, segregated with its custodian, with a value sufficient at all times to cover its potential obligations not covered as provided in (1). Assets used as cover or segregated with the custodian cannot be sold while the position(s) requiring cover is open unless replaced with other appropriate assets. As a result, if a large portion of assets is segregated or committed as cover, it could impede portfolio management or the ability to meet redemption requests or other current obligations.

OTHER INVESTMENT COMPANIES. The Portfolio reserves the right to invest up to 10% of its total assets, calculated at the time of purchase, in the securities of other investment companies unaffiliated with the investment adviser or the Manager that have the characteristics of closed-end investment companies. The Portfolio will indirectly bear its proportionate share of any management fees paid by investment companies in which it invests in addition to the advisory and mangement fees paid by the Portfolio. The value of closed-end investment company securities, which are usually traded on an exchange, is affected by demand for the securities themselves, independent of the demand for the underlying portfolio assets, and, accordingly, such securities can trade at a discount from their net asset values.

LENDING PORTFOLIO SECURITIES. The Portfolio may lend up to one-third of the value of its total assets (including borrowings) or such other amount as is permitted under relevant law. The Portfolio may seek to earn income by lending portfolio securities to broker-dealers or other institutional borrowers. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the securities loaned if the borrower of the securities fails financially. In the judgment of the investment adviser the loans will be made only to organizations whose credit quality or claims paying ability is considered to be at least investment grade and the investment adviser will periodically monitor the financial condition of such organizations while any loans are outstanding. In addition, loans will only be made when the investment adviser believes the expected returns, net of administrative expenses and any finders' fees, justify the attendant risk. Securities loans currently are required to be secured continuously by collateral in cash, cash equivalents (such as money market instruments) or other liquid securities held by the custodian and maintained in an amount at least equal to the market value of the securities loaned. Distributions of any income realized from securities loans will be taxable as ordinary income.

TEMPORARY INVESTMENTS. The Portfolio may invest temporarily in cash or cash equivalents. Cash equivalents are highly liquid, short-term securities such as commercial paper, time deposits, certificates of deposit, short-term notes and short-term U.S. Government obligations.

PORTFOLIO TURNOVER. The Portfolio cannot accurately predict its portfolio turnover rate, but the annual turnover rate may exceed 100% (excluding turnover of securities having a maturity of one year or less). A high turnover rate (100% or more) necessarily involves greater expenses to the Fund and may result in a realization of net short-term capital gains. During the fiscal year ended August 31, 2004, the portfolio turnover rate of the Portfolio was 120%.

                             INVESTMENT RESTRICTIONS

The following investment restrictions of the Fund are designated as fundamental policies and as such cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities, which as used in this SAI means the lesser of (a) 67% of the shares of the Fund present or represented by proxy at a meeting if the holders of more than 50% of the outstanding shares are present or represented at the meeting or (b) more than 50% of the outstanding shares of the Fund. Accordingly, the Fund may not:

     (1) Borrow money or issue senior securities except as permitted by the 1940 Act;
     (2) Purchase any securities on margin (but the Fund and the Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities);
     (3)  Underwrite securities of other issuers;
     (4) Invest in real estate including interests in real estate limited partnerships (although it may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate) or in commodities or commodity contacts for the purchase or sale of physical commodities;
     (5) Make loans to any person except by (a) the acquisition of debt securities and making portfolio investments, (b) entering into repurchase agreements and (c) lending portfolio securities;
     (6) With respect to 75% of its total assets, invest more than 5% of its total assets (taken at current value) in the securities of anyone issuer, or invest in more than 10% of the outstanding voting securities of anyone issuer, except obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and except securities of other investment companies; or
     (7) Concentrate its investments in any particular industry, but, if deemed appropriate for the Fund's objective, up to (but less than) 25% of the value of its assets may be invested in securities of companies in any one industry (although more than 25% may be invested in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities).

In connection with Restriction (1) above, the 1940 Act currently permits investment companies to borrow money so long as there is 300% asset coverage of the borrowing (i.e., borrowings do not exceed one-third of the investment company's total assets after subtracting liabilities other than the borrowings). There is no current intent to borrow money, except for the limited purposes described in the prospectus.

Notwithstanding the investment policies and restrictions of the Fund, the Fund may invest all of its investable assets in an open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund.

The Portfolio has adopted substantially the same fundamental investment restrictions as the foregoing investment restrictions adopted by the Fund; such restrictions cannot be changed without the approval of a "majority of the outstanding voting securities" of the Portfolio.

The following nonfundamental investment policy has been adopted by the Fund and Portfolio. A policy may be changed by the Trustees with respect to the Fund without approval by the Fund's shareholders or, with respect to the Portfolio, without approval of the Fund or its other investors. The Fund and Portfolio will not:

     * make short sales of securities or maintain a short position, unless at all times when a short position is open (i) it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short or
          (ii) it holds in a segregated account cash or other liquid securities (to the extent required under the 1940 Act) in an amount equal to the current market value of the securities sold short, and unless not more than 25% of its net assets (taken at current value) is held as collateral for such sales at any one time; or

     * invest more than 15% of net assets in investments which are not readily marketable, including restricted securities and repurchase agreements maturing in more than seven days. Restricted securities for the purposes of this limitation do not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 and commercial paper issued pursuant to Section 4(2) of said Act that the Board of Trustees, or its delegate, determines to be liquid. Any such determination by a delegate will be made pursuant to procedures adopted by the Board. When investing in Rule 144A securities, the level of portfolio illiquidity may be increased to the extent that eligible buyers become uninterested in purchasing such securities.

Whenever an investment policy or investment restriction set forth in the prospectus or this SAI states a maximum percentage of assets that may be invested in any security or other asset, or describes a policy regarding quality standards, such percentage limitation or standard shall be determined immediately after and as a result of the acquisition by the Fund and Portfolio of such security or asset. Accordingly, any later increase or decrease resulting from a change in values, assets or other circumstances or any subsequent rating change made by a rating service (or as determined by the investment adviser if the security is not rated by a rating agency), will not compel the Fund and Portfolio to dispose of such security or other asset. However, the Fund and Portfolio must always be in compliance with the borrowing policy and limitation on investing in illiquid securities set forth above. If a sale of securities is required to comply with the 15% limit on illiquid securities, such sales will be made in an orderly manner with consideration of the best interests of shareholders.

                           MANAGEMENT AND ORGANIZATION

FUND MANAGEMENT. The Trustees of the Trust are responsible for the overall management and supervision of the affairs of the Trust. The Trustees of the Portfolio are responsible for the overall management and supervision of the affairs of the Portfolio. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. The business address for Messrs. Lloyd George, Chen, Kerr and Ms. Yu is 3808 One Exchange Square, Central, Hong Kong As used in this SAI, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance Inc. and "EVD" refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of Eaton Vance and BMR. EVD is the principal underwriter of the Fund (see "Principal Underwriter" under "Other Service Providers").

                                                                                                     Number of
                                                                                                   Portfolios in
                                                                                                   Fund Complex       Other
                         Position(s) with the   Term of Office and   Principal Occupations(s)       Overseen By   Directorships
Name and Date of Birth     Trust/Portfolio      Length of Service     During Past Five Years        Trustee(1)        Held
----------------------   --------------------   ------------------   ------------------------      -------------  -------------
INTERESTED TRUSTEE

 JAMES B. HAWKES         Trustee of the Trust,  Trustee of the        Chairman, President and          197        Director of EVC
 11/9/41                 Trustee and Vice       Trust since 1989;     Chief Executive Officer of
                         President of the       Trustee and Vice      BMR, Eaton Vance, EVC and
                         Portfolio              President of the      EV; Director of EV; Vice
                                                Portfolio since       President and Director of
                                                1996                  EVD. Trustee and/or officer
                                                                      of 197 registered investment
                                                                      companies in the Eaton Vance
                                                                      Fund Complex.  Mr. Hawkes is
                                                                      an interested person because
                                                                      of his positions with BMR,
                                                                      Eaton Vance EVC and EV, which
                                                                      are affiliates of the Trust
                                                                      and the Portfolio.

HON. ROBERT LLOYD GEORGE  President and         Since 1996            Chief Executive Officer of LGM     5        Chairman of LGM
8/13/52                   Trustee of the                              and Lloyd George. Mr. Lloyd
                          Portfolio                                   George is an interested person
                                                                      because of his positions with
                                                                      LGM and Lloyd George, which are
                                                                      affiliates of the Portfolio.

NONINTERESTED TRUSTEES

 EDWARD K.Y. CHEN        Trustee of the         Since 1996            President of Lingnan               5        Director of First
 1/14/45                 Portfolio                                    University in Hong Kong.                    Pacific Company,
                                                                                                                  Asia Satellite
                                                                                                                  Telecommunications
                                                                                                                  Holdings Ltd. and
                                                                                                                  Wharf Holdings
                                                                                                                  Limited (property
                                                                                                                  management and
                                                                                                                  communications)

 BENJAMIN C. ESTY        Trustee                Since 2005            Professor, Harvard University    135        None
 1/2/63                                                               Graduate School of Business
                                                                      Administration (since 2003).
                                                                      Formerly, Associate Professor,
                                                                      Harvard University Graduate
                                                                      School of Business
                                                                      Administration (2000-2003).
                                       7

                                                                                                     Number of
                                                                                                   Portfolios in
                                                                                                   Fund Complex       Other
                         Position(s) with the   Term of Office and   Principal Occupations(s)       Overseen By   Directorships
Name and Date of Birth     Trust/Portfolio      Length of Service     During Past Five Years        Trustee(1)        Held
----------------------   --------------------   ------------------   ------------------------      -------------  -------------
 SAMUEL L. HAYES, III    Chairman of the        Trustee of the        Jacob H. Schiff Professor of     197        Director of
 2/23/35                 Board and Trustee      Trust since 1989;     Investment Banking Emeritus,                Tiffany & Co.
                                                of the Portfolio      Harvard University Graduate                 (specialty
                                                since 1996 and        School of Business                          retailer) and
                                                Chairman of the       Administration.                             Telect, Inc.
                                                Board since 2005                                                  (telecommunication
                                                                                                                  services company)

 WILLIAM H. PARK         Trustee                Since 2003            President and Chief Executive    197        None
 9/19/47                                                              Officer, Prizm Capital
                                                                      Management, LLC (investment
                                                                      management firm) (since
                                                                      (2002). Executive Vice
                                                                      President and Chief
                                                                      Financial Officer, United
                                                                      Asset Management Corporation
                                                                      (a holding company owning
                                                                      institutional investment
                                                                      management firms)
                                                                      (1982-2001).

 RONALD A. PEARLMAN      Trustee                Since 2003            Professor of Law, Georgetown     197        None
 7/10/40                                                              University Law Center (since
                                                                      1999). Tax Partner, Covington
                                                                      & Burling, Washington, DC
                                                                      (1991-2000).

 NORTON H. REAMER        Trustee                Trustee of the        President, Chief Executive       197        None
 9/21/35                                        Trust since 1989;     Officer and a Director of
                                                of the Portfolio      Asset Management Finance
                                                since 1996            Corp. (a specialty finance
                                                                      company serving the
                                                                      investment management
                                                                      industry) (since October
                                                                      2003). President, Unicorn
                                                                      Corporation (an investment
                                                                      and financial advisory
                                                                      services company) (since
                                                                      September 2000). Formerly,
                                                                      Chairman and Chief Operating
                                                                      Officer, Hellman, Jordan
                                                                      Management Co., Inc. (an
                                                                      investment management
                                                                      company) (2000-2003).
                                                                      Formerly, Advisory Director
                                                                      of Berkshire Capital
                                                                      Corporation (investment
                                                                      banking firm) (2002-2003).
                                                                      Formerly Chairman of the
                                                                      Board, United Asset
                                                                      Management Corporation (a
                                                                      holding company owning
                                                                      institutional investment
                                                                      management firms) and
                                                                      Chairman, President and
                                                                      Director, UAM Funds (mutual
                                                                      funds) (1980-2000).

 LYNN A. STOUT           Trustee                Since 1998            Professor of Law, University     197        None
 9/14/57                                                              of California at Los Angeles
                                                                      School of Law (since July
                                                                      2001). Formerly, Professor of
                                                                      Law, Georgetown University
                                                                      Law Center.

 RALPH F. VERNI          Trustee                Since 2005            Consultant and private           135       Director of W.P.
 1/26/43                                                              investor (since 2000). Formerly            Carey & Company LLC
                                                                      President and Chief Executive              (manager of real
                                                                      Officer, Redwood Investment                estate investment
                                                                      Systems, Inc. (software                    trusts)
                                                                      developer (2000).  Formerly,
                                                                      President and Chief Executive
                                                                      Officer, State Street Research
                                                                      & Management (investment
                                                                      adviser), SSRM Holdings (parent
                                                                      of State Street Research &
                                                                      Management), and SSR Realty
                                                                      (institutional realty manager)
                                                                      (1992-2000).

(1)  Includes both master and feeder funds in a master-feeder structure.

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

                         Position(s) with the   Term of Office and
Name and Date of Birth     Trust/Portfolio      Length of Service    Principal Occupations(s) During Past Five Years
----------------------   --------------------   ------------------   -----------------------------------------------
THOMAS E. FAUST JR.      President of the       Since 2002*          Executive Vice President of Eaton Vance, BMR, EVC and EV; Chief
5/31/58                  Trust                                       Investment Officer of Eaton Vance and BMR and Director of EVC.
                                                                     Chief Executive Officer of Belair Capital Fund LLC, Belcrest
                                                                     Capital Fund LLC, Belmar Capital Fund LLC, Belport Capital Fund
                                                                     LLC and Belrose Capital Fund LLC (private investment companies sponsored by Eaton Vance). Officer of 61 registered investment companies managed by Eaton Vance or BMR.

GREGORY L. COLEMAN       Vice President of      Since 2001           Partner of Atlanta Capital. Officer of 8 registered investment
10/28/49                 the Trust                                   companies managed by Eaton Vance or BMR.

WILLIAM WALTER RALEIGH
KERR                     Vice President and     Since 1992           Director, Finance Director and Chief Operating Officer of Lloyd
8/17/50                  Assistant Treasurer                         George. Director of LGM. Officer of 4 registered investment
                         of the Portfolio                            companies managed by Eaton Vance or BMR.

                                       8

JAMES A. WOMACK          Vice President of      Since 2001           Vice President of Atlanta Capital. Officer of 8 registered
11/20/68                 the Trust                                   investment companies managed by Eaton Vance or BMR.

KOOI CHO YU              Vice President of      Since 2004           Senior Fund Manager of Lloyd George.  Previously, Director for
10/19/71                 the Portfolio                               DBS Asset Management (1995-2001). Officer of 1 registered
                                                                     investment company managed by Eaton Vance or BMR.

WILLIAM J. AUSTIN, JR.   Treasurer of the       Since 2002*          Vice President of Eaton Vance and BMR. Officer of 53 registered
12/27/51                 Portfolio                                   investment companies managed by Eaton Vance or BMR.

ALAN R. DYNNER           Secretary              Since 1997           Vice President, Secretary and Chief Legal Officer of BMR, Eaton
10/10/40                                                             Vance, EVD, EV and EVC. Officer of 197 registered investment companies managed by Eaton Vance or BMR.

JAMES L. O'CONNOR        Treasurer of the       Since 1989           Vice President of Eaton Vance, BMR and EVD. Officer of 121
4/1/45                   Trust                                       registered investment companies managed by Eaton Vance or BMR.

PAUL M. O'NEIL           Chief Compliance       Since 2004           Vice President of Eaton Vance and BMR. Officer of 197
7/11/53                  Officer                                     registered investment companies managed by Eaton Vance or BMR.

* Prior to 2002, Mr. Faust served as Vice President of the Trust since 1999 and Mr. Austin served as Assistant Treasurer of the Portfolio since 1996.


The Board of Trustees of the Trust and the Portfolio have several standing Committees, including the Governance Committee, the Audit Committee and the Special Committee. The Governance, the Audit and the Special Committees are each comprised of only noninterested Trustees. The former Contract Review Subcommittee of the Special Committee was comprised of only noninterested Trustees.

Messrs. Hayes, Park, Pearlman, Reamer and Ms. Stout are members of the Governance Committee of the Board of Trustees of the Trust and the Portfolio. Ms. Stout currently serves as chairperson of the Governance Committee. The purpose of the Governance Committee is to consider, evaluate and make recommendations to the Board of Trustees with respect to the structure, membership and operation of the Board of Trustees and the Committees thereof, including the nomination and selection of noninterested Trustees and a Chairperson of the Board of Trustees and the compensation of such persons. During the fiscal year ended August 31, 2004, the Governance Committee convened five times.

The Governance Committee will, when a vacancy exists or is anticipated, consider any nominee for noninterested Trustee recommended by a shareholder if such recommendation is submitted in writing to the Governance Committee, contains sufficient background information concerning the candidate, including evidence the candidate is willing to serve as a noninterested Trustee if selected for the position, and is received in a sufficiently timely manner.

Messrs. Reamer (Chairman), Hayes, Park, Verni and Ms. Stout are members of the Audit Committee of the Board of Trustees of the Trust and of the Portfolio. The Board of Trustees has designated Messrs. Hayes, Park and Reamer, each a noninterested Trustee, as audit committee financial experts. The Audit Committee's purposes are to (i) oversee the Fund and Portfolio's accounting and financial reporting processes, its internal control over financial reporting, and, as appropriate, the internal control over financial reporting of certain service providers; (ii) oversee or, as appropriate, assist Board oversight of the quality and integrity of the Fund and Portfolio's financial statements and the independent audit thereof; (iii) oversee, or, as appropriate, assist Board oversight of, the Fund and Portfolio's compliance with legal and regulatory requirements that relate to the Fund and Portfolio's accounting and financial reporting, internal control over financial reporting and independent audits;
(iv) approve prior to appointment the engagement and, when appropriate, replacement of the independent registered public accounting firm, and, if applicable, nominate the independent registered public accounting firm to be proposed for shareholder ratification in any proxy statement of a Fund; (v) evaluate the qualifications, independence and performance of the independent registered public accounting firm and the audit partner in charge of leading the audit; and (vi) prepare, as necessary, audit committee reports consistent with the requirements of Rule 306 of Regulation S-K for inclusion in the proxy statement of a Fund. During the fiscal year ended August 31, 2004, the Audit Committee convened four times.

Messrs. Hayes (Chairman), Esty, Park, Pearlman and Reamer are currently members of the Special Committee of the Board of Trustees of the Trust and of the Portfolio. Prior to February 9, 2004, the Special Committee's members were Messrs. Hayes (Chairman), Park, Pearlman and Reamer. Prior to February 9, 2004, the purpose of the Special Committee was to consider, evaluate and make recommendations to the full Board of Trustees concerning (i) all contractual arrangements with service providers to the Trust and the Portfolio, including investment advisory (Portfolio only), administrative, transfer agency, custodial and fund accounting and distribution services, and (ii) all other matters in which Eaton Vance, Lloyd George or their affiliates has any actual or potential conflict of interest with the Fund, Portfolio or investors therein. On February 9, 2004, the Special Committee adopted a new charter and expanded its membership to include Ms. Stout. Under its new charter, the purposes of the Special Committee are to consider, evaluate and make recommendations to the Board of Trustees concerning the following matters: (i) contractual arrangements with each service provider to the Fund and Portfolio, including advisory, sub-advisory, transfer agency, custodial and fund accounting, distribution services and administrative services; (ii) any and all other matters in which any service provider (including Eaton Vance or any affiliated entity thereof) has an actual or potential conflict of interest with the interests of the Fund, Portfolio or investors therein; and (iii) any other matter appropriate for review by the noninterested Trustees, unless the matter is within the responsibilities of the Audit Committee or the Governance Committee. In addition, pursuant to its revised charter, the Special Committee established a Contract Review Subcommittee to perform certain functions, including to request and evaluate, not less frequently than annually, such information as may reasonably be necessary to allow the Subcommittee to evaluate the terms of each:
(a) proposed new or amended or existing contracts for the provision of services by any investment adviser, sub-adviser, underwriter, administrator and any affiliate of the foregoing; and (b) plan of distribution pursuant to Rule 12b-1 under the 1940 Act. On August 16, 2004, the Special Committee adopted a revised Special Committee Charter which eliminated the Contract Review Subcommittee, because it was determined that its function could be carried out by the full Special Committee. The members of the Contract Review Subcommittee were Messrs. Hayes (Chairman), Park, Pearlman and Reamer. During the fiscal year ended August 31, 2004, the Special Committee convened five times.

In considering  the renewal of the  investment  advisory  agreement  between the
Portfolio and the investment adviser, the Special Committee considered information that had been provided throughout the year at regular Board meetings, as well as information furnished to the Special Committee for a series of meetings held in February and March in preparation for a Board meeting held on March 21, 2005 to specifically consider the renewal of the investment advisory agreement. Such information included, among other things, the following:

     * An independent report comparing Portfolio advisory fees with those of comparable funds;
     * An independent report comparing the expense ratio of the Fund to those of comparable funds;
     * Information regarding Fund investment performance in comparison to a relevant universe of funds and appropriate indices;
     * The economic outlook and the general investment outlook in relevant investment markets;
     * Lloyd George's results and financial condition and the overall organization of the investment adviser;
     * The procedures and processes used to determine the fair value of Fund assets, including the use of an independent pricing service to value foreign securities that meet certain criteria, and actions taken to monitor and test the effectiveness of such procedures and processes;
     * The allocation of brokerage and the benefits received by the investment adviser as a result of brokerage allocation;
     * The resources devoted to compliance efforts undertaken by Lloyd George on behalf of the funds they manage and the record of compliance with the investment policies and restrictions and with policies on personal securities transactions;
     * The quality, nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance and its affiliates; and
     * The terms of the advisory agreement and the reasonableness and appropriateness of the particular fee paid by the Portfolio for the services described therein.

The Special Committee also considered the investment adviser's experience in managing equity funds investing in Asian securities. The Special Committee noted that the investment adviser maintains offices in London, Hong Kong, Singapore and Mumbai, providing its investment management team with first hand knowledge of country and market factors effecting Asian securities in which the Portfolio invests. The Special Committee evaluated the level of skill and expertise required to manage the Portfolio and concluded that the human resources available at the investment adviser were appropriate to fulfill effectively its duties on behalf of the Portfolio.

In its review of comparative information with respect to Fund investment performance, the Special Committee concluded that the Fund has performed within a range that the Special Committee deemed competitive. With respect to its review of investment advisory fees, the Special Committee concluded that the fees paid by the Portfolio are within the range of those paid by comparable funds within the mutual fund industry. In reviewing the information regarding the expense ratio of the Fund, the Special Committee concluded that, in light of the size of the Fund and the costs associated with investing in securities of smaller companies located or traded in Asia, the expense ratio of the Fund is reasonable.

In addition to the factors mentioned above, the Special Committee reviewed the level of the investment adviser's profits in providing investment management services for the Portfolio, as well as Lloyd George's implementation of a soft dollar reimbursement program. Pursuant to the soft dollar reimbursement program, the Portfolio may receive reimbursement payments in respect of third party research services obtained by Lloyd George as a result of soft dollar credits generated through trading on behalf of the Portfolio. The Special Committee also reviewed the level of profits of Eaton Vance and its affiliates in providing administration services for the Fund and for all Eaton Vance funds as a group. The Special Committee also considered the fiduciary duty assumed by the investment adviser in connection with the services rendered to the Portfolio and the business reputation of the investment adviser and its financial resources. The Trustees concluded that in light of the services rendered, the profits realized by the investment adviser are not unreasonable. The Special Committee also considered the extent to which the investment adviser appears to be realizing benefits from economies of scale in managing the Portfolio, and concluded that the fee breakpoints which are in place will allow for an equitable sharing of such benefits, when realized, with the Portfolio and the shareholders of the Fund.

The Special Committee did not consider any single factor as controlling in determining whether or not to renew the investment advisory agreement. Nor are the items described herein all the matters considered by the Special Committee. In assessing the information provided by Eaton Vance and its affiliates, the Special Committee also took into consideration the benefits to shareholders of investing in a fund that is a part of a large family of funds which provides a large variety of shareholder services.

Based on its consideration of the foregoing factors and conclusions, and such other factors and conclusions as it deemed relevant, and assisted by independent counsel, the Special Committee concluded that the renewal of the investment advisory agreement, including the fee structure (described herein), is in the interests of shareholders.

SHARE OWNERSHIP. The following table shows the dollar range of equity securities beneficially owned by each Trustee in the Fund and in all Eaton Vance Funds overseen by the Trustee as of December 31, 2004. Interests in the Portfolio cannot be purchased by a Trustee.

                                                                     Aggregate Dollar Range of Equity
                                                                    Securities Owned in All Registered
                              Dollar Range of Equity Securities      Funds Overseen by Trustee in the
   Name of Trustee                    Owned in the Fund                  Eaton Vance Fund Complex
   ---------------                    ------------------                 -------------------------
INTERESTED TRUSTEE
 James B. Hawkes                        over $100,000                          over $100,000
 Hon. Robert Lloyd George                    None                                   None

NONINTERESTED TRUSTEES
 Edward K. Y. Chen                           None                                   None
 Benjamin C. Esty**                          None                                   None
 Samuel L. Hayes, III                        None                              over $100,000
 William H. Park                             None                              over $100,000
 Ronald A. Pearlman                          None                              over $100,000
 Norton H. Reamer                            None                              over $100,000
 Lynn A. Stout                               None                              over $100,000*
 Ralph F. Verni**                            None                                   None

* Includes shares which may be deemed to be beneficially owned through a Trustee Deferred Compensation Plan.
** Messrs. Esty and Verni were elected as Trustees on April 29, 2005 and thus had no beneficial ownership of securities in the Fund or in the Eaton Vance Fund Complex as of December 31, 2004.

As of December 31, 2004, no noninterested Trustee or any of their immediate family members owned beneficially or of record any class of securities of EVC, EVD or LGM or any person controlling, controlled by or under common control with EVC, EVD or LGM.

During the calendar years ended December 31, 2003 and December 31, 2004, no noninterested Trustee (or their immediate family members) had:

     1. Any direct or indirect interest in Eaton Vance, EVC, EVD, LGM or any person controlling, controlled by or under common control with EVC, EVD or LGM;

     2. Any direct or indirect material interest in any transaction or series of similar transactions with (i) the Trust or any Fund; (ii) another fund managed by EVC or LGM, distributed by EVD or a person controlling, controlled by or under common control with EVC, EVD or LGM; (iii) EVC, EVD or LGM; (iv) a person controlling, controlled by or under common control with EVC, EVD or LGM; or (v) an officer of any of the above; or

     3. Any direct or indirect relationship with (i) the Trust or any Fund; (ii) another fund managed by EVC or LGM, distributed by EVD or a person controlling, controlled by or under common control with EVC, EVD or LGM;
       (iii) EVC, EVD or LGM; (iv) a person controlling, controlled by or under common control with EVC, EVD or LGM; or (v) an officer of any of the above.

During the calendar years ended December 31, 2003 and December 31, 2004, no officer of EVC, EVD or LGM or any person controlling, controlled by or under common control with EVC, EVD or LGM served on the Board of Directors of a company where a noninterested Trustee of the Trust or the Portfolio or any of their immediate family members served as an officer.

Trustees of the Portfolio (except Mr. Chen) who are not affiliated with Eaton Vance may elect to defer receipt of all or a percentage of their annual fees received from certain Eaton Vance sponsored funds in accordance with the terms of a Trustees Deferred Compensation Plan (the "Trustees' Plan"). Under the Trustees' Plan, an eligible Trustee may elect to have his deferred fees invested by the Eaton Vance sponsored fund in the shares of one or more funds in the
Eaton Vance Family of Funds, and the amount paid to the Trustees under the Trustees' Plan will be determined based upon the performance of such investments. Neither the Trust nor the Portfolio has a retirement plan for Trustees. The Portfolio does not participate in the Trustees' Plan.

The fees and expenses of the Trustees of the Trust and the Portfolio are paid by the Fund (and other series of the Trust) and the Portfolio, respectively. (A Trustee of the Trust and the Portfolio who is a member of the Eaton Vance organization receives no compensation from the Trust and the Portfolio). During the fiscal year ended August 31, 2004, the Trustees of the Trust and the Portfolio earned the following compensation in their capacities as Trustees from the Trust and the Portfolio. For the year ended December 31, 2004, the Trustees earned the following compensation in their capacities as Trustees of the funds in the Eaton Vance fund complex(1):

Source of       Jessica M.           Edward K.Y.      Samuel L.       William H.        Ronald A.      Norton H.       Lynn A.
Compensation    Bibliowicz(5)           Chen            Hayes           Park            Pearlman        Reamer          Stout
------------    ----------              ----            -----           ----            --------        ------          -----
Trust(2)         $  1,168                 N/A         $  2,023       $  1,855           $  1,954        $  1,917      $  2,069
Portfolio             528               5,000            1,418          1,248              1,177           1,344         1,208
Total            $ 48,125             $25,000         $200,000       $180,000(3)        $180,000        $190,000      $190,000(4)

(1) As of May 1, 2005, the Eaton Vance fund complex consists of 197 registered investment companies or series thereof. Messrs. Esty and Verni were elected as Trustees on April 29, 2005, and thus did not receive fees for the period.
(2)  The Trust consisted of 10 Funds as of August 31, 2004.
(3)  Includes $107,008 of deferred compensation.
(4)  Includes $45,000 of deferred compensation.

(5)  Ms. Bibliowicz resigned as a Trustee effective April 15, 2004.

ORGANIZATION

The Fund is a series of the Trust, which was established under Massachusetts law on May 25, 1989 (prior to that date it was a Maryland corporation organized on October 15, 1963), and is operated as an open-end management investment company. The Trust may issue an unlimited number of shares of beneficial interest (no par value per share) in one or more series (such as the Fund). The Trustees of the Trust have divided the shares of the Fund into multiple classes. Each class represents an interest in the Fund, but is subject to different expenses, rights and privileges. The Trustees have the authority under the Declaration of Trust to create additional classes of shares with differing rights and privileges. When issued and outstanding, shares are fully paid and nonassessable by the Trust. Shareholders are entitled to one vote for each full share held. Fractional shares may be voted proportionately. Shares of the Fund will be voted together except that only shareholders of a particular class may vote on matters affecting only that class. Shares have no preemptive or conversion rights and are freely transferable. In the event of the liquidation of the Fund, shareholders of each class are entitled to share pro rata in the net assets attributable to that class available for distribution to shareholders.

As permitted by Massachusetts law, there will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees of the Trust holding office have been elected by shareholders. In such an event the Trustees then in office will call a shareholders' meeting for the election of Trustees. Except for the foregoing circumstances and unless removed by action of the shareholders in accordance with the Trust's By-laws, the Trustees shall continue to hold office and may appoint successor Trustees. The Trust's By-laws provide that no person shall serve as a Trustee if shareholders holding two-thirds of the outstanding shares have removed him or her from that office either by a written declaration filed with the Trust's custodian or by votes cast at a meeting called for that purpose. The By-laws further provide that under certain circumstances the shareholders may call a meeting to remove a Trustee and that the Trust is required to provide assistance in communication with shareholders about such a meeting.

The Trust's Declaration of Trust may be amended by the Trustees when authorized by vote of a majority of the outstanding voting securities of the Trust, the financial interests of which are affected by the amendment. The Trustees may also amend the Declaration of Trust without the vote or consent of shareholders to change the name of the Trust or any series or to make such other changes (such as reclassifying series or classes of shares or restructuring the Trust) as do not have a materially adverse effect on the financial interests of shareholders or if they deem it necessary to conform it to applicable federal or state laws or regulations. The Trust's By-laws provide that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with any litigation or proceeding in which they may be involved because of their offices with the Trust. However, no indemnification will be provided to any Trustee or officer for any liability to the Trust or shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

The Trust or any series or class thereof may be terminated by: (1) the affirmative vote of the holders of not less than two-thirds of the shares outstanding and entitled to vote at any meeting of shareholders of the Trust or the appropriate series or class thereof, or by an instrument or instruments in writing without a meeting, consented to by the holders of two-thirds of the shares of the Trust or a series or class thereof, provided, however, that, if such termination is recommended by the Trustees, the vote of a majority of the outstanding voting securities of the Trust or a series or class thereof entitled to vote thereon shall be sufficient authorization; or (2) by means of an instrument in writing signed by a majority of the Trustees, to be followed by a written notice to shareholders stating that a majority of the Trustees has determined that the continuation of the Trust or a series or a class thereof is not in the best interest of the Trust, such series or class or of their respective shareholders.

Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. Numerous investment companies registered under the 1940 Act have been formed as Massachusetts business trusts, and management is not aware of an instance where such liability has been imposed. The Trust's Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the Trust's By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. The Declaration of Trust also contains provisions limiting the liability of a series or class to that series or class. Moreover, the Trust's By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. The assets of the Fund are readily marketable and will ordinarily substantially exceed its liabilities. In light of the nature of the Fund's business and the nature of its assets, management believes that the possibility of the Fund's liability exceeding its assets, and therefore the shareholder's risk of personal liability, is remote.

The Portfolio was organized as a trust under the laws of the state of New York on January 19, 1996 and intends to be treated as a partnership for federal tax purposes. In accordance with the Declaration of Trust of the Portfolio, there will normally be no meetings of the investors for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees of the Portfolio holding office have been elected by investors. In such an event the Trustees of the Portfolio then in office will call an investors' meeting for the election of Trustees. Except for the foregoing circumstances and unless removed by action of the investors in accordance with the Portfolio's Declaration of Trust, the Trustees shall continue to hold office and may appoint successor Trustees.

The Declaration of Trust of the Portfolio provides that no person shall serve as a Trustee if investors holding two-thirds of the outstanding interest have removed him from that office either by a written declaration filed with the Portfolio's custodian or by votes cast at a meeting called for that purpose. The Declaration of Trust further provides that under certain circumstances the investors may call a meeting to remove a Trustee and that the Portfolio is required to provide assistance in communicating with investors about such a meeting.

The Portfolio's Declaration of Trust provides that the Fund and other entities permitted to invest in the Portfolio (e.g., other U.S. and foreign investment companies, and common and commingled trust funds) will each be liable for all obligations of the Portfolio. However, the risk of the Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance exists and the Portfolio itself is unable to meet its obligations. Accordingly, the Trustees of the Trust believe that neither the Fund nor its shareholders will be adversely affected by reason of the Fund investing in the Portfolio.

The Fund may be required to vote on matters pertaining to the Portfolio. When required by law to do so, the Fund will hold a meeting of Fund shareholders and will vote its interest in the Portfolio for or against such matters proportionately to the instructions to vote for or against such matters received from Fund shareholders. The Fund shall vote shares for which it receives no voting instructions in the same proportion as the shares for which it receives voting instructions. Other investors in the Portfolio may alone or collectively acquire sufficient voting interests in the Portfolio to control matters relating to the operation of the Portfolio, which may require the Fund to withdraw its investment in the Portfolio or take other appropriate action. Any such withdrawal could result in a distribution "in kind" of portfolio securities (as opposed to a cash distribution from the Portfolio). If securities are distributed, the Fund could incur brokerage, tax or other charges in converting the securities to cash. In addition, the distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of the Fund. Notwithstanding the above, there are other means for meeting shareholder redemption requests, such as borrowing.

The Fund may withdraw (completely redeem) all its assets from the Portfolio without shareholder approval at any time if the Board of Trustees of the Trust determines that it is in the best interest of the Fund and its shareholders to do so. In the event the Fund withdraws all of its assets from the Portfolio, or the Board of Trustees of the Trust determines that the investment objective of the Portfolio is no longer consistent with the investment objective of the Fund, the Trustees would consider what action might be taken, including investing the assets of the Fund in another pooled investment entity or retaining an investment adviser to manage the Fund's assets in accordance with its investment objective. The Fund's investment performance may be affected by a withdrawal of all its assets (or the assets of another investor in the Portfolio) from the Portfolio.

PROXY VOTING POLICY. The Boards of Trustees of the Trust and Portfolio have adopted a proxy voting policy and procedure (the "Fund Policy"), pursuant to which the Trustees have delegated proxy voting responsibility to the investment adviser and adopted the proxy voting policies and procedures of the investment adviser (the "Policies"), which are described below. The Trustees will review the Fund's and Portfolio's proxy voting records from time to time and will annually consider approving the Policies for the upcoming year. In the event that a conflict of interest arises between the Fund's shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Boards' Special Committee except as contemplated under the Fund Policy. The Boards' Special Committee will instruct the investment adviser on the appropriate course of action.

The Policies are designed to promote accountability of a company's management to its shareholders and to align the interests of management with those shareholders. The investment adviser will generally support company management on proposals relating to environmental and social policy issues, on matters regarding the state of organization of the company and routine matters related to corporate administration which are not expected to have a significant economic impact on the company or its shareholders. On all other matters, the investment adviser will review each matter on a case-by-case basis and reserves the right to deviate from the Policies' guidelines when it believes the situation warrants such a deviation. The Policies include voting guidelines for matters relating to, among other things, the election of directors, approval of independent auditors, executive compensation, corporate structure and anti-takeover defenses. The investment adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweigh the benefits derived from exercising the right to vote.

In addition, the investment adviser will monitor situations that may result in a conflict of interest between the Fund's shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund by maintaining a list of significant existing and prospective corporate clients. The investment adviser's personnel responsible for reviewing and voting proxies on behalf of the Fund and Portfolio will report any proxy received or expected to be received from a company included on that list to members of senior management of the investment adviser identified in the Policies. Such members of senior management will determine if a conflict exists. If a conflict does exist, the investment adviser will seek instruction on how to vote from the Special Committee. For a copy of the Fund Policy and investment adviser Policies, see Appendix D and Appendix F, respectively. Information on how the Fund and Portfolio voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission's website at http://www.sec.gov.

                INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES

INVESTMENT ADVISORY SERVICES. The investment adviser manages the investments and affairs of the Portfolio and provides related office facilities and personnel subject to the supervision of the Portfolio's Board of Trustees. The investment adviser furnishes investment research, advice and supervision, furnishes an investment program and determines what securities will be purchased, held or sold by the Portfolio and what portion, if any, of the Portfolio's assets will be held uninvested. The Investment Advisory Agreement requires the investment adviser to pay the salaries and fees of all officers and Trustees of the

Portfolio who are members of the investment adviser's organization and all personnel of the investment adviser performing services relating to research and investment activities.

For a description of the compensation that the Portfolio pays the investment adviser under the investment advisory agreement on average daily net assets up to $500 million, see the prospectus. On net assets of $500 million and over the annual fee is reduced and the advisory fee is computed by applying the annual asset rate applicable to that portion of the average daily net assets of the Portfolio throughout the month in each Category as follows:

Category   Average Daily Net Assets for the Month   Annual Fee Rate
--------   --------------------------------------   ---------------
   2       $500 million, but less than $1 billion       0.70%
   3       $1 billion, but less than $1.5 billion       0.65%
   4       $1.5 billion but less than $2 billion        0.60%
   5       $2 billion but less than $3 billion          0.55%
   6       $3 billion and over                          0.50%

The following table sets forth the net assets of the Portfolio and the advisory fees paid by the Portfolio during the three fiscal years ended August 31, 2004.

                                Advisory Fee Paid for Fiscal Years Ended
 Net Assets at                  ----------------------------------------
August 31, 2004         August 31, 2004     August 31, 2003     August 31, 2002
---------------         ---------------     ---------------     ---------------
 $113,825,330               $874,895           $393,762            $385,836

The Investment Advisory Agreement with the investment adviser continues in effect from year to year so long as such continuance is approved at least annually (i) by the vote of a majority of the noninterested Trustees of the Portfolio cast in person at a meeting specifically called for the purpose of voting on such approval and (ii) by the Board of Trustees of the Portfolio or by vote of a majority of the outstanding voting securities of the Portfolio. The Agreement may be terminated at any time without penalty on sixty (60) days' written notice by the Board of Trustees of either party, or by vote of the majority of the outstanding voting securities of the Portfolio, and the Agreement will terminate automatically in the event of its assignment. The Agreement provides that the investment adviser may render services to others. The Agreement also provides that the investment adviser shall not be liable for any loss incurred in connection with the performance of its duties, or action taken or omitted under the Agreement, in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties thereunder, or for any losses sustained in the acquisition, holding or disposition of any security or other investment.

While the Portfolio is a New York trust, the investment adviser, together with certain Trustees and officers of the Portfolio, are not residents of the United States, and substantially all of their respective assets may be located outside of the United States. It may be difficult for investors to effect service of process within the United States upon the individuals identified above, or to realize judgments of courts of the United States predicated upon civil liabilities of the investment adviser and such individuals under the federal securities laws of the United States. The Portfolio has been advised that there is substantial doubt as to the enforceability in the countries in which the investment adviser and such individuals reside of such civil remedies and criminal penalties as are afforded by the federal securities laws of the United States.

PORTFOLIO MANAGER. The portfolio manager of the Portfolio is Kooi Cho Yu. The portfolio manager manages other investment companies and/or investment accounts in addition to the Portfolio. The following table shows, as of December 31, 2004, the number of accounts the portfolio manager managed in each of the listed categories and the total assets in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets in those accounts.

                                   Number of    Total Assets of     Number of Accounts      Total Assets of Accounts
                                  All Accounts   All Accounts*   Paying a Performance Fee   Paying a Performance Fee*
                                  ------------  ---------------  ------------------------   -------------------------
Registered Investment Companies        1           $  94.2                 0                         $  0

Other Pooled Investment Vehicles       5            315.48                 1                          0.84

Other Accounts                         1              0.32                 1                          0.32

*    In millions of dollars.

Ms. Yu did not beneficially own any shares of the Fund as of December 31, 2004. Interests in the Portfolio cannot be purchased by a portfolio manager.

It is possible that conflicts of interest may arise in connection with the portfolio manager's management of the Fund's investments on the one hand and the investments of other accounts for which the portfolio manager is responsible for on the other. For example, the portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts she advises. In addition due to differences in the investment strategies or restrictions between the Fund and the other accounts, the portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by the portfolio manager may compensate the investment adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his discretion in a manner that he believes is equitable to all interested persons.

COMPENSATION STRUCTURE. Compensation of Lloyd George Management's portfolio managers and other investment professional has two primary components: (1) a base salary and (2) an annual cash bonus. Lloyd George Management's investment professionals also receive certain retirement, insurance and other benefits that are broadly available to all the investment adviser's employees. Compensation of Lloyd George Management's investment professionals is reviewed primarily on an annual basis. Cash bonuses and adjustments in base salary are typically paid or put into effect at or shortly after December 31/st/ of each year.

METHOD TO DETERMINE COMPENSATION. Lloyd George Management compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities. Each portfolio manager is evaluated based on the composite performance of funds and accounts in each product for which the individual serves as a portfolio manager. Performance is normally based on periods ending on the December 31/st/ preceding fiscal year-end. Fund performance is evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. In evaluating the performance of a fund and its manager, primary emphasis is normally placed on one-, three- and five-year performance. Performance is evaluated on a pre-tax basis. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance.

Lloyd George Management seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. Salaries and bonuses are also influenced by the operating performance of Lloyd George Management. The overall annual cash bonus pool is based on a substantially fixed percentage of pre-bonus operating income. While the salaries of Lloyd George Management's portfolio managers are comparatively fixed, cash bonuses may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein.

INFORMATION ABOUT LLOYD GEORGE. The investment adviser is a subsidiary of LGM. LGM is ultimately controlled by the Hon. Robert Lloyd George, President and Trustee of the Portfolio and Chairman and Chief Executive Officer of the investment adviser. LGM's only business is portfolio management. Eaton Vance's parent is a shareholder of LGM. The directors of the investment adviser are the Hon. Robert Lloyd George, William Walter Raleigh Kerr, M.F. Tang, Pamela Chan, Adaline Mang-Yee Ko, Tonessan Amissah and Jill Virgil-Smith. The Hon. Robert Lloyd George is Chairman and Chief Executive Officer of the investment adviser and Mr. Kerr is Chief Operating Officer of the investment adviser. The business address of the first five individuals is 3808 One Exchange Square, Central, Hong Kong and of the last two is Canon's Court, 22 Victoria Street, Hamilton HM 12, Bermuda.

ADMINISTRATIVE SERVICES. Under Eaton Vance's management contract with the Fund and its administration agreement with the Portfolio, Eaton Vance receives a monthly management fee from the Fund and a monthly administration fee from the Portfolio. Each fee is computed by applying the annual asset rate applicable to that portion of the average daily net assets of the Fund or the Portfolio throughout the month in each Category as indicated below:

Category     Average Daily Net Assets for the Month   Annual Fee Rate
--------     --------------------------------------   ---------------
  1          less than $500 million                     0.25000%
  2          $500 million, but less than $1 billion     0.23333%
  3          $1 billion, but less than $1.5 billion     0.21667%
  4          $1.5 billion but less than $2 billion      0.20000%
  5          $2 billion but less than $3 billion        0.18333%
  6          $3 billion and over                        0.16667%

As of August 31, 2004, the Fund had net assets of $36,939,377. For the fiscal year ended August 31, 2004, Eaton Vance earned management fees of $91,875, equivalent to 0.25% of the Fund's average daily net assets for such year. For the two fiscal years ended August 31, 2003 and 2002, absent fee reductions in the amounts of $12,846 and $1,345, Eaton Vance would have earned management fees of , $12,846, and $3,216, respectively, equivalent to 0.25% of the Fund's average daily net assets for each year.

As of August 31, 2004, the Portfolio had net assets of $113,825,330. For the three fiscal years ended August 31, 2004, Eaton Vance earned administration fees of $291,705, $131,273, and $129,561, respectively, equivalent to 0.25% of the Portfolio's average daily net assets for each year.

Eaton Vance's management contract with the Fund and Administration Agreement with the Portfolio each continue in effect from year to year so long as such continuance is approved at least annually (i) by the Trustees of the Trust or the Portfolio as the case may be and (ii) by the vote of a majority of those Trustees of Trust or the Portfolio who are not interested persons of the Trust, Portfolio or of the Administrator. Each Agreement may be terminated at any time without penalty on sixty (60) days' written notice by the Board of Trustees of either party thereto, or by a vote of a majority of the outstanding voting securities of the Fund or the Portfolio as the case may be. Each agreement will terminate automatically in the event of its assignment. Each agreement provides that, in the absence of Eaton Vance's willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties to the Fund or Portfolio under such contract or agreement, Eaton Vance will not be liable to the Fund or the Portfolio for any loss incurred.

SUB-TRANSFER AGENCY SERVICES. Eaton Vance also serves as sub-transfer agent for the Fund. As sub-transfer agent, Eaton Vance performs the following services directly on behalf of the Fund: 1) provides call center services to financial intermediaries and shareholders; 2) answers written inquiries related to shareholder accounts (matters relating to portfolio management, distribution of shares and other management policy questions will be referred to the Fund); 3) furnishes an SAI to any shareholder who requests one in writing or by telephone from the Fund; and 4) processes transaction requests received via telephone. For the transfer agency services it provides, Eaton Vance receives an aggregate annual fee equal to the lesser of $2.5 million or the actual expenses incurred by Eaton Vance in the performance of those services. This fee is paid to Eaton Vance by the Fund's transfer agent from fees it receives from the Eaton Vance funds. The Fund will pay a pro rata share of such fee. For the fiscal year ended August 31, 2004, the transfer agent accrued for or paid to Eaton Vance $4,818 for sub-transfer agency services performed on behalf of the Fund.

INFORMATION ABOUT EATON VANCE. Eaton Vance is a business trust organized under Massachusetts law. Eaton Vance, Inc. ("EV") serves as trustee of Eaton Vance. EV and Eaton Vance are wholly-owned subsidiaries of Eaton Vance Corporation ("EVC"), a Maryland corporation and publicly-held holding company. BMR is an indirect subsidiary of EVC. EVC through its subsidiaries and affiliates engages primarily in investment management, administration and marketing activities. The Directors of EVC are James B. Hawkes, Thomas E. Faust Jr., John G.L. Cabot, Leo
I. Higdon, Jr., Vincent M. O'Reilly, Winthrop H. Smith, Jr. and Ralph Z. Sorenson. All shares of the outstanding Voting Common Stock of EVC are deposited in a Voting Trust, the Voting Trustees of which are Messrs. Hawkes, Faust, Jeffrey P. Beale, Alan R. Dynner, Thomas J. Fetter, Scott H. Page, Duncan W. Richardson, William M. Steul, Payson F. Swaffield, Michael W. Weilheimer, and Wharton P. Whitaker (all of whom are officers of Eaton Vance). The Voting Trustees have unrestricted voting rights for the election of Directors of EVC. All of the outstanding voting trust receipts issued under said Voting Trust are owned by certain of the officers of Eaton Vance who are also officers, or officers and Directors of EVC and EV. As indicated under "Management and Organization," all of the officers of the Trust (as well as Mr. Hawkes who is also a Trustee) hold positions in the Eaton Vance organization.

CODE OF ETHICS. The investment adviser, principal underwriter, and the Fund and the Portfolio have adopted Codes of Ethics governing personal securities transactions. Under the Codes, employees of the investment adviser and Eaton Vance may purchase and sell securities (including securities held or eligible for purchase by the Portfolio) subject to the provisions of the Codes and certain employees are also subject to pre-clearance, reporting requirements and other procedures.

EXPENSES. Each Fund and Portfolio is responsible for all expenses not expressly stated to be payable by another party (such as expenses required to be paid pursuant to an agreement with the investment adviser, the principal underwriter or the administrator). In the case of expenses incurred by the Trust, the Fund is responsible for its pro rata share of those expenses. The only expenses of the Fund allocated to a particular class are those incurred under the Distribution or Service Plan applicable to that class, the fee paid to the principal underwriter for handling repurchase transactions and certain other class-specific expenses.

                             OTHER SERVICE PROVIDERS

PRINCIPAL UNDERWRITER. Eaton Vance Distributors, Inc. ("EVD"), The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, is the principal underwriter of the Fund. The principal underwriter acts as principal in selling shares under a Distribution Agreement with the Trust. The expenses of printing copies of prospectuses used to offer shares and other selling literature and of advertising are borne by the principal underwriter. The fees and expenses of qualifying and registering and maintaining qualifications and registrations of the Fund and its shares under federal and state securities laws are borne by the Fund. The Distribution Agreement as it applies to Class A shares is renewable annually by the Board of Trustees of the Trust (including a majority of the noninterested Trustees), may be terminated on six months' notice by either party and is automatically terminated upon assignment. The Distribution Agreement as it applies to Class B shares is renewable annually by the Trust's Board of Trustees (including a majority of the noninterested Trustees who have no direct or indirect financial interest in the operation of the Distribution Plan or the Distribution Agreement), may be terminated on sixty days' notice either by such Trustees or by vote of a majority of the outstanding Class B shares or on six months' notice by the principal underwriter and is automatically terminated upon assignment. The principal underwriter distributes shares on a "best efforts" basis under which it is required to take and pay for only such shares as may be sold. The Trust has authorized the principal underwriter to act as its agent in repurchasing shares at a rate of $2.50 for each repurchase transaction handled by the principal underwriter. EVD is an indirect, wholly-owned subsidiary of EVC. Mr. Hawkes is a Vice President and Director, Mr. Dynner is a Vice President, Secretary and Clerk and Mr. O'Connor is a Vice President of EVD. EVD also serves as palcement agent for the Portfolio.

CUSTODIAN. Investors Bank & Trust Company ("IBT"), 200 Clarendon Street, Boston, MA 02116, serves as custodian to the Fund and Portfolio. IBT has custody of all cash and securities representing the Fund's interest in the Portfolio, has custody of the Portfolio's assets, maintains the general ledger of the Portfolio and the Fund and computes the daily net asset value of interests in the Portfolio and the net asset value of shares of the Fund. In such capacity it attends to details in connection with the sale, exchange, substitution, transfer or other dealings with the Portfolio's investments, receives and disburses all funds and performs various other ministerial duties upon receipt of proper instructions from the Trust and the Portfolio. IBT also provides services in connection with the preparation of shareholder reports and the electronic filing of such reports with the SEC. EVC and its affiliates and their officers and employees from time to time have transactions with various banks, including IBT. It is Eaton Vance's opinion that the terms and conditions of such transactions were not and will not be influenced by existing or potential custodial or other relationships between the Fund or the Portfolio and such banks.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. Deloitte & Touche LLP, 200 Berkeley Street, Boston, MA 02116, is the independent registered public accounting firm of the Fund and Portfolio, providing audit services, tax return preparation, and assistance and consultation with respect to the preparation of filings with the SEC.

TRANSFER AGENT. PFPC Inc., P.O. Box 9653, Providence, RI 02940-9653, serves as transfer and dividend disbursing agent for the Fund.

                         CALCULATION OF NET ASSET VALUE

The net asset value of the Portfolio is computed by IBT (as agent and custodian for the Portfolio) by subtracting the liabilities of the Portfolio from the value of its total assets. The Fund and Portfolio will be closed for business and will not price their respective shares or interests on the following business holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Each investor in the Portfolio, including the Fund, may add to or reduce its investment in the Portfolio on each day the New York Stock Exchange (the "Exchange") is open for trading ("Portfolio Business Day") as of the close of regular trading on the Exchange (the "Portfolio Valuation Time"). The value of each investor's interest in the Portfolio will be determined by multiplying the net asset value of the Portfolio by the percentage, determined on the prior Portfolio Business Day, which represented that investor's share of the aggregate interests in the Portfolio on such prior day. Any additions or withdrawals for the current Portfolio Business Day will then be recorded. Each investor's percentage of the aggregate interest in the Portfolio will then be recomputed as a percentage equal to a fraction (i) the numerator of which is the value of such investor's investment in the Portfolio as of the Portfolio Valuation Time on the prior Portfolio Business Day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor's investment in the Portfolio on the current Portfolio Business Day and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of the Portfolio Valuation Time on the prior Portfolio Business Day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investment in the Portfolio on the current Portfolio Business Day by all investors in the Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in the Portfolio for the current Portfolio Business Day.

The Trustees of the Portfolio have established the following procedures for the fair valuation of the Portfolio's assets under normal market conditions. Securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ National Market System generally are valued at the official NASDAQ closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not traded in the over-the-counter market, by an independent pricing service. Exchange-traded options are valued at the last sale price for the day of valuation as quoted on the principal exchange or board of trade on which the options are traded or, in the absence of sales on such date, at the mean between the latest bid and asked prices therefore. Futures positions on securities and currencies generally are valued at closing settlement prices. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost. If short-term debt securities were acquired with a remaining maturity of more than 60 days, their amortized cost value will be based on their value on the sixty-first day prior to maturity. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service.

Foreign  securities  and  currencies  held by the  Portfolio  are valued in U.S.
dollars, as calculated by the custodian based on foreign currency exchange quotations supplied by an independent quotation service. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. As described in the prospectus, valuations of foreign securities may be adjusted from prices in effect at the close of trading on foreign exchanges to more accurately reflect their fair value as of the close of regular trading on the NYSE. As described in the prospectus, the Portfolio may rely on an independent fair valuation service in adjusting the valuations of foreign securities. Investments held by the Portfolio for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

                         PURCHASING AND REDEEMING SHARES

ADDITIONAL INFORMATION ABOUT PURCHASES. Fund shares are offered for sale only in states where they are registered. Fund shares are continuously offered through investment dealers which have entered into agreements with the principal underwriter. Shares of the Fund are sold at offering price, which is the net asset value plus the initial sales charge, if any. The Fund receives the net asset value. The Fund's principal underwriter receives the sales charge, all or a portion of which may be reallowed to the investment dealers responsible for selling Fund shares. The sales charge table in the prospectus is applicable to purchases of the Fund alone or in combination with purchases of certain other funds offered by the principal underwriter, made at a single time by (i) an individual, or an individual, his or her spouse and their children under the age of twenty-one, purchasing shares for his or their own account, and (ii) a trustee or other fiduciary purchasing shares for a single trust estate or a single fiduciary account. The table is also presently applicable to (1) purchases of Class A shares pursuant to a written Statement of Intention; or (2) purchases of Class A shares pursuant to the Right of Accumulation and declared as such at the time of purchase. See "Sales Charges".

In connection with employee benefit or other continuous group purchase plans, the Fund may accept initial investments of less than $1,000 on the part of an individual participant. In the event a shareholder who is a participant of such a plan terminates participation in the plan, his or her shares will be transferred to a regular individual account. However, such account will be subject to the right of redemption by the Fund as described below.

SUSPENSION OF SALES. The Trust may, in its absolute discretion, suspend, discontinue or limit the offering of one or more of its classes of shares at any time. In determining whether any such action should be taken, the Trust's management intends to consider all relevant factors, including (without limitation) the size of the Fund or class, the investment climate and market conditions, the volume of sales and redemptions of shares, and (if applicable) the amount of uncovered distribution charges of the principal underwriter. The Class B Distribution Plan may continue in effect and payments may be made under the Plan following any such suspension, discontinuance or limitation of the offering of shares; however, there is no contractual obligation to continue any Plan for any particular period of time. Suspension of the offering of shares would not, of course, affect a shareholder's ability to redeem shares.

ADDITIONAL INFORMATION ABOUT REDEMPTIONS. The right to redeem shares of the Fund can be suspended and the payment of the redemption price deferred when the Exchange is closed (other than for customary weekend and holiday closings), during periods when trading on the Exchange is restricted as determined by the SEC, or during any emergency as determined by the SEC which makes it impracticable for the Portfolio to dispose of its securities or value its assets, or during any other period permitted by order of the SEC for the protection of investors.

Due to the high cost of maintaining small accounts, the Trust reserves the right to redeem accounts with balances of less than $750. Prior to such a redemption, shareholders will be given 60 days' written notice to make an additional purchase. However, no such redemption would be required by the Trust if the cause of the low account balance was a reduction in the net asset value of shares. No CDSC will be imposed with respect to such involuntary redemptions.

While normally payments will be made in cash for redeemed shares, the Trust, subject to compliance with applicable regulations, has reserved the right to pay the redemption price of shares of the Fund, either totally or partially, by a distribution in kind of readily marketable securities withdrawn from the Portfolio. The securities so distributed would be valued pursuant to the valuation procedures described in this SAI. If a shareholder received a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash.

SYSTEMATIC WITHDRAWAL PLAN. The transfer agent will send to the shareholder regular monthly or quarterly payments of any permitted amount designated by the shareholder based upon the value of the shares held. The checks will be drawn from share redemptions and hence, may require the recognition of taxable gain or loss. Income dividends and capital gains distributions in connection with withdrawal plan accounts will be credited at net asset value as of the record date for each distribution. Continued withdrawals in excess of current income will eventually use up principal, particularly in a period of declining market prices. A shareholder may not have a withdrawal plan in effect at the same time he or she has authorized Bank Automated Investing or is otherwise making regular purchases of Fund shares. The shareholder, the transfer agent or the principal underwriter may terminate the withdrawal plan at any time without penalty.

                                  SALES CHARGES

DEALER COMMISSIONS. The principal underwriter may, from time to time, at its own expense, provide additional incentives to investment dealers which employ registered representatives who sell Fund shares and/or shares of other funds distributed by the principal underwriter. In some instances, such additional incentives may be offered only to certain investment dealers whose representatives sell or are expected to sell significant amounts of shares. In addition, the principal underwriter may from time to time increase or decrease the sales commissions payable to investment dealers. The principal underwriter may allow, upon notice to all investment dealers with whom it has agreements, discounts up to the full sales charge during the periods specified in the notice. During periods when the discount includes the full sales charge, such investment dealers may be deemed to be underwriters as that term is defined in the Securities Act of 1933.

PURCHASES AT NET ASSET VALUE. Class A shares may be sold at net asset value to current and retired Directors and Trustees of Eaton Vance funds and portfolios; to clients (including custodial, agency, advisory and trust accounts) and current and retired officers and employees of Eaton Vance, its affiliates and other investment advisers of Eaton Vance sponsored funds; to officers and employees of IBT and the transfer agent; to persons associated with law firms, consulting firms and others providing services to Eaton Vance and the Eaton Vance funds; and to such persons' spouses, parents, siblings and lineal descendants and their beneficial accounts. Such shares may also be issued at net asset value (1) in connection with the merger (or similar transaction) of an investment company (or series or class thereof) or personal holding company with the Fund (or class thereof), (2) to investors making an investment as part of a fixed fee program whereby an entity unaffiliated with the investment adviser provides multiple investment services, such as management, brokerage and custody, and (3) to investment advisors, financial planners or other intermediaries who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; clients of such investment advisors, financial planners or other intermediaries who place trades for their own accounts if the accounts are linked to the master account of such investment advisor, financial planner or other intermediary on the books and records of the broker or agent; and to retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in Section 401(a), 403(b) or 457 of the Code and "rabbi trusts". Class A shares may also be sold at net asset value to registered representatives and employees of investment dealers and bank employees who refer customers to registered representatives of investment dealers. Sales charges generally are waived because either (i) there is no sales effort involved in the sale of shares or (ii) the investor is paying a fee (other than the sales charge) to the investment dealer involved in the sale.

The CDSC applicable to Class B shares will be waived in connection with minimum required distributions from tax-sheltered retirement plans by applying the rate required to be withdrawn under the applicable rules and regulations of the Internal Revenue Service to the balance of Class B shares in your account. Any new or revised sales charge or CDSC waiver will be prospective only.

STATEMENT OF INTENTION. If it is anticipated that $50,000 or more of Class A shares and shares of other funds exchangeable for Class A shares of another Eaton Vance fund will be purchased within a 13-month period, the Statement of Intention section of the account application should be completed so that shares may be obtained at the same reduced sales charge as though the total quantity were invested in one lump sum. Shares eligible for the right of accumulation (see below) as of the date of the Statement and purchased during the 13-month period will be included toward the completion of the Statement. If you make a Statement of Intention, the transfer agent is authorized to hold in escrow sufficient shares (5% of the dollar amount specified in the Statement) which can be redeemed to make up any difference in sales charge on the amount intended to be invested and the amount actually invested. A Statement of Intention does not obligate the shareholder to purchase or the Fund to sell the full amount indicated in the Statement.

If the amount actually purchased during the 13-month period is less than that indicated in the Statement, the shareholder will be requested to pay the difference between the sales charge applicable to the shares purchased and the sales charge paid under the Statement of Intention. If the payment is not received in 20 days, the appropriate number of escrowed shares will be redeemed in order to realize such difference. If the total purchases during the 13-month period are large enough to qualify for a lower sales charge than that applicable to the amount specified in the Statement, all transactions will be computed at the expiration date of the Statement to give effect to the lower sales charge.
Any difference will be refunded to the shareholder in cash or applied to the purchase of additional shares, as specified by the shareholder. This refund will be made by the investment dealer and the principal underwriter. If at the time of the recomputation, the investment dealer for the account has changed, the adjustment will be made only on those shares purchased through the current investment dealer for the account.

RIGHT OF ACCUMULATION. Under the right of accumulation, the applicable sales charge level is calculated by aggregating the dollar amount of the current purchase and the value (calculated at the maximum current offering price) of any Class A, Advisers Class, Class B, Class C, Class I and/or Class R shares of the Fund or other Eaton Vance funds, as well as shares of Eaton Vance Money Market Fund, owned by the shareholder. Shares of Eaton Vance Cash Management Fund and Eaton Vance Tax Free Reserves cannot be accumulated for purposes of this privilege. The sales charge on the shares being purchased will then be applied at the rate applicable to the aggregate. Shares purchased by an individual, his or her spouse and their children under the age of twenty-one, including shares held for the benefit of any such persons in trust or fiduciary accounts (including retirement accounts) or omnibus or "street name" accounts, will be combined for the purpose of determining whether a purchase will qualify for the right of accumulation and if qualifying, the applicable sales charge level. For any such discount to be made available at the time of purchase a purchaser or his or her investment dealer must provide the principal underwriter (in the case of a purchase made through an investment dealer) or the transfer agent (in the case of an investment made by mail) with sufficient information to permit verification that the purchase order qualifies for the accumulation privilege. Confirmation of the order is subject to such verification. The right of accumulation privilege may be amended or terminated at any time as to purchases occurring thereafter.

CONVERSION FEATURE. Class B shares held for eight years will automatically convert to Class A shares. For purposes of this conversion, all distributions paid on Class B shares which the shareholder elects to reinvest in Class B shares will be considered to be held in a separate sub-account. Upon the conversion of Class B shares not acquired through the reinvestment of distributions, a pro rata portion of the Class B shares held in the sub-account will also convert to Class A shares. This portion will be determined by the ratio that the Class B shares being converted bears to the total of Class B shares (excluding shares acquired through reinvestment) in the account. This conversion feature is subject to the continuing availability of a ruling from the Internal Revenue Service or an opinion of counsel that the conversion is not taxable for federal income tax purposes.

EXCHANGE PRIVILEGE. In addition to exchanges into the same class of another Eaton Vance fund, Class B shares may be exchanged for shares of a money market fund sponsored by an investment dealer and approved by the principal underwriter (an "investment dealer fund"). The CDSC will not be charged to the shareholder when the shares are exchanged for shares of the investment dealer fund, however, the shareholder will receive no credit toward the completion of the CDSC period for the time that the shareholder holds the exchanged shares of the investment dealer fund. If a shareholder redeems the exchanged shares of the investment dealer fund and does not invest the proceeds into Class B shares of an Eaton Vance fund, the shareholder will be subject to any CDSC applicable at the time the shareholder received the exchanged shares of the investment dealer fund.

TAX-DEFERRED RETIREMENT PLANS. Class A shares are available for purchase in connection with certain tax-deferred retirement plans. Detailed information concerning these plans, including certain exceptions to minimum investment requirements, and copies of the plans are available from the principal underwriter. This information should be read carefully and consulting with an attorney or tax adviser may be advisable. The information sets forth the service fee charged for retirement plans and describes the federal income tax consequences of establishing a plan. Participant accounting services (including trust fund reconciliation services) will be offered only through third party recordkeepers and not by the principal underwriter. Under all plans, dividends and distributions will be automatically reinvested in additional shares.

DISTRIBUTION PLANS

The Trust has in effect a compensation-type Distribution Plan (the "Class A Plan") for the Fund's Class A shares pursuant to Rule 12b-1 under the 1940 Act. The Class A Plan provides for the payment of a monthly distribution fee to the principal underwriter in an amount equal to the aggregate of (a) 0.50% of that portion of Class A average daily net assets for any fiscal year which is attributable to its shares which have remained outstanding for less than one year and (b) 0.25% of that portion of Class A average daily net assets for any fiscal year which is attributable to its shares which have remained outstanding for more than one year. Aggregate payments to the principal underwriter under the Class A Plan are limited to those permitted by a rule of the NASD.

The Class A Plan also provides that the Class A will pay a service fee to the principal underwriter in an amount equal on an annual basis to 0.25% of that portion of its average daily net assets for any fiscal year which is attributable to Class A shares which have remained outstanding for more than one year; from such service fee the principal underwriter expects to pay a service fee to investment dealers, as compensation for providing personal services and/or the maintenance of shareholder accounts, with respect to shares sold by such dealers which have remained outstanding for more than one year. For the distribution and service fees paid by Class A shares, see Appendix A.

The Trust also has in effect a compensation-type Distribution Plan (the "Class B Plan") pursuant to Rule 12b-1 under the 1940 Act for the Fund's Class B shares. On each sale of shares (excluding reinvestment of distributions) a Class will pay the principal underwriter amounts representing (i) sales commissions equal to 5% of the amount received by the Fund for each Class share sold and (ii) interest at the rate of 1% over the prime rate then reported in The Wall Street Journal applied to the outstanding amounts owed to the principal underwriter, so-called "uncovered distribution charges". Each Class pays the principal underwriter a distribution fee, accrued daily and paid monthly, at an annual rate not exceeding 0.75% of its average daily net assets to finance the distribution of its shares. Such fees compensate the principal underwriter for the sales commissions paid by it to investment dealers on the sale of shares, for other distribution expenses (such as personnel, overhead, travel, printing and postage) and for interest expenses. The principal underwriter currently pays an up-front sales commission (except on exchange transactions and reinvestments) of 4% of the purchase price of Class B shares. Distribution fees paid by a Class and CDSCs paid to the Fund by redeeming Class shareholders reduce the outstanding uncovered distribution charges of the Class. Whenever there are no outstanding uncovered distribution charges of a Class, the Class discontinues payment of distribution fees.

The Trustees of the Trust believe that each Plan will be a significant factor in the expected growth of the Fund's assets, and will result in increased investment flexibility and advantages which have benefitted and will continue to benefit the Fund and its shareholders. The Eaton Vance organization will profit by reason of the operation of the Class B Plan through an increase in Fund assets and if at any point in time the aggregate amounts received by the principal underwriter pursuant to the Plan and from CDSCs have exceeded the total expenses incurred in distributing Class B shares. Because payments to the principal underwriter under the Class B Plan are limited, uncovered distribution charges (sales expenses of the principal underwriter plus interest, less the above fees and CDSCs received by it) may exist indefinitely. For sales commissions, CDSCs and uncovered distribution charges, see Appendix B.

Distribution of Class B shares of the Fund by the principal underwriter will also be encouraged by the payment by the investment adviser to the principal underwriter of amounts equivalent to 0.15% of the annual average daily net assets for Class B. The aggregate amounts of such payments are a deduction in calculating the outstanding uncovered distribution charges of the principal underwriter under the Class B Plan and, therefore, will benefit shareholders when such charges exist. Such payments will be made in consideration of the principal underwriter's distribution efforts.

The Class B Plan also authorizes the payment of service fees to the principal underwriter, investment dealers and other persons in amounts not exceeding 0.25% of its average daily net assets for personal services, and/or the maintenance of shareholder accounts. For Class B, this fee is paid quarterly in arrears based on the value of shares sold by such persons. For the service fees paid, see Appendix B.

The Plans continue in effect from year to year so long as such continuance is approved at least annually by the vote of both a majority of (i) the noninterested Trustees of the Trust who have no direct or indirect financial interest in the operation of the Plan or any agreements related to the Plan (the "Plan Trustees") and (ii) all of the Trustees then in office. Each Plan may be terminated at any time by vote of a majority of the Plan Trustees or by a vote of a majority of the outstanding voting securities of the applicable Class. Each Plan requires quarterly Trustee review of a written report of the amount expended under the Plan and the purposes for which such expenditures were made. The Plans may not be amended to increase materially the payments described therein without approval of the shareholders of the affected Class and the Trustees. So long as a Plan is in effect, the selection and nomination of the noninterested Trustees shall be committed to the discretion of such Trustees. The current Plans were initially approved by the Trustees, including the Plan Trustees, on June 23, 1997. The Trustees of the Trust who are "interested" persons of the Trust have an indirect financial interest in the Plans because their employers (or affiliates thereof) receive distribution and/or service fees under the Plans or agreements related thereto.

                                   PERFORMANCE

PERFORMANCE CALCULATIONS. Average annual total return before deduction of taxes ("pre-tax return") is determined by multiplying a hypothetical initial purchase order of $1,000 by the average annual compound rate of return (including capital appreciation/depreciation, and distributions paid and reinvested) for the stated period and annualizing the result. The calculation assumes (i) that all distributions are reinvested at net asset value on the reinvestment dates during the period, (ii) the deduction of the maximum of any initial sales charge from the initial $1,000 purchase, (iii) a complete redemption of the investment at the end of the period, and (iv) the deduction of any applicable CDSC at the end of the period.

Average annual total return after the deduction of taxes on distributions is calculated in the same manner as pre-tax return except the calculation assumes that any federal income taxes due on distributions are deducted from the distributions before they are reinvested. Average annual total return after the deduction of taxes on distributions and taxes on redemption also is calculated in the same manner as pre-tax return except the calculation assumes that (i) any federal income taxes due on distributions are deducted from the distributions before they are reinvested and (ii) any federal income taxes due upon redemption are deducted at the end of the period. After-tax returns are based on the highest federal income tax rates in effect for individual taxpayers as of the time of each assumed distribution and redemption (taking into account their tax character), and do not reflect the impact of state and local taxes. In calculating after-tax returns, the net value of any federal income tax credits available to shareholders is applied to reduce federal income taxes payable on distributions at or near year-end and, to the extent the net value of such credits exceeds such distributions, is then assumed to be reinvested in additional Fund shares at net asset value on the last day of the fiscal year in which the credit was generated or, in the case of certain tax credits, on the date on which the year-end distribution is paid. For pre-tax and after-tax total return information, see Appendix A and Appendix B.

In addition to the foregoing total return figures, the Fund may provide pre-tax and after-tax annual and cumulative total return, as well as the ending redeemable cash value of a hypothetical investment. If shares are subject to a sales charge, total return figures may be calculated based on reduced sales charges or at net asset value. These returns would be lower if the full sales charge was imposed. After-tax returns may also be calculated using different tax rate assumptions and taking into account state and local income taxes as well as federal taxes. A Fund's performance may differ from that of other investors in the Portfolio, including other investment companies.

DISCLOSURE OF PORTFOLIO HOLDINGS AND RELATED INFORMATION. The Board of Trustees has adopted policies and procedures (the "Policies") with respect to the disclosure of information about portfolio holdings of the Fund. Pursuant to the Policies, information about portfolio holdings of the Fund may not be disclosed to any party except as follows:

     *    DISCLOSURE  MADE IN FILINGS WITH THE SEC AND POSTED ON THE EATON VANCE
          WEBSITE: In accordance with rules established by the SEC, the Fund sends semiannual and annual reports to shareholders that contain a complete list of portfolio holdings as of the end of the second and fourth fiscal quarters, respectively, within 60 days of quarter-end. The Fund also discloses complete portfolio holdings as of the end of the first and third fiscal quarters on Form N-Q, which is filed with the SEC within 60 days of quarter-end. The Fund's complete portfolio holdings as reported in annual and semiannual reports and on Form N-Q (which includes a list of the Portfolio's holdings) are available for viewing on the SEC website at http://www.sec.gov and may be reviewed and copied at the SEC's public reference room (information on the operation and terms of usage of the SEC public reference room is available at http://www.sec.gov/info/edgar/prrrules.htm or by calling 1-800-SEC-0330). Generally within 5 business days of filing with the SEC, the Fund's portfolio holdings as reported in annual and semiannual reports and on Form N-Q also are available on Eaton Vance's website at www.eatonvance.com and are available upon request at no additional cost by contacting Eaton Vance at 1-800-225-6265. The Fund also will post a complete list of its portfolio holdings (including the Portfolio's holdings) as of each calendar quarter end on the Eaton Vance website within 60 days of calendar quarter-end.

     * DISCLOSURE OF CERTAIN PORTFOLIO CHARACTERISTICS: The Fund may also post information about certain portfolio characteristics (such as top ten holdings and asset allocation information) as of each calendar quarter end on the Eaton Vance website approximately ten business days after quarter-end. Such information is also available upon request by contacting Eaton Vance at 1-800-225-6265.

     * CONFIDENTIAL DISCLOSURE FOR A LEGITIMATE FUND PURPOSE: Portfolio holdings may be disclosed, from time to time as necessary, for a legitimate business purpose of the Fund, believed to be in the best interests of the Fund and its shareholders, provided there is a duty or an agreement that the information be kept confidential. The
          Policies permit disclosure of portfolio holdings information to the following: 1) affiliated and unaffiliated service providers (including the investment adviser, custodian, transfer agent, principal underwriter, etc.) that have a legal or contractual duty to keep such information confidential; 2) other persons who owe a fiduciary or other duty of trust or confidence to the Fund (such as Fund legal counsel and independent registered public accounting firm); or 3) persons to whom the disclosure is made in advancement of a legitimate business purpose of the Fund and who have expressly agreed in writing to maintain the disclosed information in confidence and to use it only in connection with the legitimate business purpose underlying the arrangement (such as arrangements with securities lending agents, credit rating agencies, statistical ratings agencies, analytical service providers engaged by the investment adviser, proxy evaluation vendors, pricing services, translation services and lenders under Fund credit facilities). Additional categories of disclosure involving a legitimate business purpose may be added to this list upon the authorization of the Fund's Board of Trustees.

The Fund, the investment adviser and principal underwriter will not receive any monetary or other consideration in connection with the disclosure of information concerning the Fund's portfolio holdings.

The Policies may not be waived, or exception made, without the consent of the Chief Compliance Officer ("CCO") of the Fund. The CCO may not waive or make exception to the Policies unless such waiver or exception is consistent with the intent of the Policies, which is to ensure that disclosure of portfolio information is in the best interest of Fund shareholders. In determining whether to permit a waiver of or exception to the Policies, the CCO will consider whether the proposed disclosure serves a legitimate purpose of the Fund, whether it could provide the recipient with an advantage over Fund shareholders or whether the proposed disclosure gives rise to a conflict of interest between the Fund's shareholders and its investment adviser, principal underwriter or other affiliated person. The CCO will report all waivers of or exceptions to the Policies to the Trustees at their next meeting. The Trustees may impose additional restrictions on the disclosure of portfolio holdings information at any time.

The Policies are designed to provide useful information concerning the Fund to existing and prospective Fund shareholders while at the same time inhibiting the improper use of portfolio holdings information in trading Fund shares and/or portfolio securities held by the Portfolio. However, there can be no assurance that the provision of any portfolio holdings information is not susceptible to inappropriate uses (such as the development of "market timing" models), particularly in the hands of highly sophisticated investors, or that it will not in fact be used in such ways beyond the control of the Fund.

                                      TAXES

Each series of the Trust is treated as a separate entity for federal income tax purposes. The Fund has elected to be treated and intends to qualify each year as a regulated investment company ("RIC") under the Code. Accordingly, the Fund intends to satisfy certain requirements relating to sources of its income and diversification of its assets and to distribute substantially all of its net income and net short-term and long-term capital gains (after reduction by any available capital loss carryforwards) in accordance with the timing requirements imposed by the Code, so as to maintain its RIC status and to avoid paying any federal income or excise tax. To the extent it qualifies for treatment as a RIC and satisfies the above-mentioned distribution requirements, the Fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends or capital gain distributions. The Fund qualified as a RIC for its fiscal year ended August 31, 2004.

Because the Fund invests its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements in order for the Fund to also satisfy these requirements. For federal income tax purposes, the Portfolio intends to be treated as a partnership that is not a "publicly traded partnership" and, as a result, will not be subject to federal income tax. The Fund, as an investor in the Portfolio, will be required to take into account in determining its federal income tax liability its share of such Portfolio's income, gains, losses, deductions and credits, without regard to whether it has received any distributions from such Portfolio. The Portfolio will allocate at least annually among its investors, including the Fund, the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. For purposes of applying the requirements of the Code regarding qualification as a RIC, the Fund (i) will be deemed to own its proportionate share of each of the assets of the Portfolio and
(ii) will be entitled to the gross income of the Portfolio attributable to such share.

In order to avoid incurring a federal excise tax obligation, the Code requires that the Fund distribute (or be deemed to have distributed) by December 31 of each calendar year (i) at least 98% of its ordinary income (not including tax-exempt income) for such year, (ii) at least 98% of its capital gain net income (which is the excess of its realized capital gains over its realized capital losses), generally computed on the basis of the one-year period ending on October 31 of such year, after reduction by any available capital loss carryforwards and (iii) 100% of any income and capital gains from the prior year (as previously computed) that was not paid out during such year and on which the Fund paid no federal income tax. Under current law, provided that the Fund qualifies as a RIC and the Portfolio is treated as a partnership for Massachusetts and federal tax purposes, neither the Fund nor the Portfolio should be liable for any income, corporate excise or franchise tax in the Commonwealth of Massachusetts.

If the Fund does not qualify as a RIC for any taxable year, the Fund's taxable income will be subject to corporate income taxes, and all distributions from earnings and profits, including distributions of net capital gain (if any), will be taxable to the shareholder as ordinary income. In addition, in order to requalify for taxation as a RIC, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

The Portfolio's investments in options, futures contracts, hedging transactions, forward contracts (to the extent permitted) and certain other transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income to the Portfolio, defer Portfolio losses, cause adjustments in the holding periods of Portfolio securities, convert capital gain into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to investors.

Transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts, forward contracts and similar instruments (to the extent permitted) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

Investments in "passive foreign investment companies" could subject the Portfolio to U.S. federal income tax or other charges on certain distributions from such companies and on disposition of investments in such companies; however, the tax effects of such investments may be mitigated by making an election to mark such investments to market annually or treat the passive foreign investment company as a "qualified electing fund".

If more than 50% of the Portfolio's assets at year end consists of the debt and equity securities of foreign corporations, the Fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portion of qualified taxes paid by the Fund to foreign countries. If the election is made, shareholders will include in gross income from foreign sources their pro rata share of such taxes. A shareholder's ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by the Fund may be subject to certain limitations imposed by the Code (including a holding period requirement applied at both the Fund and shareholder level), as a result of which a shareholder may not get a full credit or deduction for the amount of such taxes. Shareholders who do not itemize deductions on their federal income tax returns may claim a credit (but no deduction) for such taxes. Individual shareholders subject to the alternative minimum tax ("AMT") may not deduct such taxes for AMT purposes.

Any loss realized upon the sale or exchange of Fund shares with a tax holding period of 6 months or less will be treated as a long-term capital loss to the extent of any distributions treated as long-term capital gain with respect to such shares. In addition, all or a portion of a loss realized on a redemption or other disposition of Fund shares may be disallowed under "wash sale" rules to the extent the shareholder acquired other shares of the same Fund (whether through the reinvestment of distributions or otherwise) within the period beginning 30 days before the redemption of the loss shares and ending 30 days after such date. Any disallowed loss will result in an adjustment to the shareholder's tax basis in some or all of the other shares acquired.

Sales charges paid upon a purchase of shares subject to a front-end sales charge cannot be taken into account for purposes of determining gain or loss on a redemption or exchange of the shares before the 91st day after their purchase to the extent a sales charge is reduced or eliminated in a subsequent acquisition of shares of the Fund (or of another fund) pursuant to the reinvestment or exchange privilege. Any disregarded amounts will result in an adjustment to the shareholder's tax basis in some or all of any other shares acquired.

Dividends and distributions on the Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund's net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when the Fund's net asset value also reflects unrealized losses. Certain distributions declared in October, November or December and paid in the following January will be taxed to shareholders as if received on December 31 of the year in which they were declared.

In general, dividends (other than capital gain dividends) paid to a shareholder that is not a "U.S. person" within the meaning of the Code (a "foreign person"), are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). Under the American Jobs Creation Act of 2004 (the "2004 Act"), before January 1, 2008, the Fund generally will not be required to withhold any amounts with respect to distributions of (i) U.S.-source interest income that would not be subject to U.S. federal income tax if earned directly by an individual foreign person, and (ii) net short-term capital gains in excess of net long-term capital losses, in each case to the extent such distributions are properly designated by the Fund.

The 2004 Act modifies the tax treatment of distributions from the Fund that are paid to a foreign person and are attributable to gain from "U.S. real property interests" ("USRPIs"), which the Code defines to include direct holdings of U.S. real property and interests (other than solely as a creditor) in "U.S. real property holding corporations" such as REITs. Under the 2004 Act, which applies to dividends paid or deemed paid on or before December 31, 2007, distributions to foreign persons attributable to gains from the sale or exchange of USRPIs will give rise to an obligation for those foreign persons to file a U.S. tax return and pay tax, and may well be subject to withholding under future regulations. It is not expected that a significant portion of the Fund's distributions will be attributable to gains from the sale or exchange of USRPIs.

Amounts paid by the Fund to individuals and certain other shareholders who have not provided the Fund with their correct taxpayer identification number ("TIN") and certain certifications required by the Internal Revenue Service (the "IRS") as well as shareholders with respect to whom the Fund has received certain information from the IRS or a broker, may be subject to "backup" withholding of federal income tax arising from the Fund's taxable dividends and other distributions as well as the proceeds of redemption transactions (including repurchases and exchanges), at a rate of 28% for amounts paid through 2010. The backup withholding rate will be 31% for amounts paid thereafter. An individual's TIN is generally his or her social security number.

Under Treasury regulations, if a shareholder realizes a loss on disposition of a Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs.

The foregoing discussion does not address the special tax rules applicable to certain classes of investors, such as IRAs and other retirement plans, tax-exempt entities, foreign investors, insurance companies and financial institutions. Shareholders should consult their own tax advisers with respect to special tax rules that may apply in their particular situations, as well as the state, local, and, where applicable, foreign tax consequences of investing in the Fund.

                        PORTFOLIO SECURITIES TRANSACTIONS

Decisions concerning the execution of portfolio security transactions, including the selection of the market and the executing firm, are made by Lloyd George, the Portfolio's investment adviser. The Portfolio is responsible for the expenses associated with portfolio transactions. The investment adviser is also responsible for the execution of transactions for all other accounts managed by it. The investment adviser places the portfolio security transactions for execution with many firms. The investment adviser uses its best efforts to obtain execution of portfolio security transactions at prices which are advantageous and at reasonably competitive spreads or (when a disclosed commission is being charged) at reasonably competitive commission rates. In seeking such execution, the investment adviser will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including without limitation the full range and quality of the executing firm's services including the responsiveness of the firm to the investment adviser, the size and type of the transaction, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the executing firm, the reputation, reliability, experience and financial condition of the firm, the value and quality of the services rendered by the firm in other transactions, and the reasonableness of the spread or commission, if any. In addition, the investment adviser may consider the receipt of Proprietary Research Services (as defined below), provided it does not compromise the investment adviser's obligation to seek best overall execution for the Portfolio. The investment adviser may engage in portfolio brokerage transactions with a broker-dealer firm that sells shares of Eaton Vance funds, provided such transactions are not directed to that firm as compensation for the promotion or sale of such shares.

Transactions on stock exchanges and other agency transactions involve the payment of negotiated brokerage commissions. Such commissions vary among different broker-dealer firms, and a particular broker-dealer may charge different commissions according to such factors as the difficulty and size of the transaction and the volume of business done with such broker-dealer.
Transactions in foreign securities often involve the payment of brokerage commissions, which may be higher than those in the United States. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid or received usually includes an undisclosed dealer markup or markdown. In an underwritten offering the price paid often includes a disclosed fixed commission or discount retained by the underwriter or dealer. Although spreads or commissions paid on portfolio security transactions will, in the judgment of the investment adviser, be reasonable in relation to the value of the services provided, commissions exceeding those which another firm might charge may be paid to broker-dealers who were selected to execute transactions on behalf of the investment adviser's clients in part for providing brokerage and research services to the investment adviser.

As authorized in Section 28(e) of the Securities Exchange Act of 1934, a broker or dealer who executes a portfolio transaction may receive a commission that is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the investment adviser determines in good faith that such compensation was reasonable in relation to the value of the brokerage and research services provided. This determination may be made either on the basis of that particular transaction or on the basis of overall responsibilities which the investment adviser and its affiliates have for accounts over which they exercise investment discretion. Brokerage and research services may include advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; effecting securities transactions and performing functions incidental thereto (such as clearance and settlement); and the "Research Services" referred to in the next paragraph.

It is a common practice of the investment advisory industry and of the advisers of investment companies, institutions and other investors to receive research, analytical, statistical and quotation services, data, information and other services, products and materials which assist such advisers in the performance of their investment responsibilities ("Research Services") from broker-dealer firms that execute portfolio transactions for the clients of such advisers and from affiliates of executing broker-dealers. Investment advisers also commonly receive Research Services from research providers that are not affiliated with an executing broker-dealer, but which have entered into payment arrangements involving an executing broker-dealer ("Third Party Research Services"). Under a typical Third Party Research Services payment arrangement, the research provider agrees to provide services to an investment adviser in exchange for specified payments to the research provider by a broker-dealer that executes portfolio transactions for clients of the investment adviser. The investment adviser and the executing broker-dealer enter into a related agreement specifying the amount of brokerage business the investment adviser will direct to the executing broker-dealer to offset payments made by the executing broker-dealer for Third Party Research Services received by the investment adviser. For example, an investment adviser may agree to direct brokerage business generating $45,000 in commissions on portfolio transactions to a broker-dealer firm as consideration for the executing broker-dealer making payments of $30,000 to a provider of Third Party Research Services. The ratio of the commissions to be paid to an executing broker-dealer as consideration for Third Party Research Services over the cost borne by the executing broker-dealer in connection with providing such services to the investment adviser is referred to herein as the "Third Party Research Services Payment Ratio."

Consistent with the foregoing practices, the investment adviser receives Research Services from many broker-dealer firms with which the investment adviser places transactions and may receive them from third parties with which these broker-dealers have arrangements. The Portfolio and the investment adviser may also receive Research Services from underwriters and dealers in fixed-price offerings, which Research Services are reviewed and evaluated by the investment adviser in connection with its investment responsibilities.

Research Services received by the investment adviser include such matters as general economic, political, business and market information, industry and company reviews, evaluations of securities and portfolio strategies and transactions, proxy voting data and analysis services, technical analysis of various aspects of the securities markets, recommendations as to the purchase and sale of securities and other portfolio transactions, financial, industry and trade publications, news and information services, pricing and quotation equipment and services, and research oriented computer hardware, software, data bases and services. Any particular Research Service obtained through a broker-dealer may be used by the investment adviser in connection with client accounts other than those accounts which pay commissions to such broker-dealer. Any such Research Service may be broadly useful and of value to the investment adviser in rendering investment advisory services to all or a significant portion of its clients, or may be relevant and useful for the management of only one client's account or of a few clients' accounts, or may be useful for the management of merely a segment of certain clients' accounts, regardless of whether any such account or accounts paid commissions to the broker-dealer through which such Research Service was obtained. The investment adviser evaluates the nature and quality of the various Research Services obtained through broker-dealer firms and may attempt to allocate sufficient portfolio security transactions to such firms to ensure the continued receipt of Research Services which the investment adviser believes are useful or of value to it in rendering investment advisory services to its clients.

In  the  event  that  the  investment  adviser  executes  Portfolio   securities
transactions with a broker-dealer on or after May 1, 2004 and the associated commission is consideration for Third Party Research Services (as described above), the investment adviser has agreed to reduce the advisory fee payable by the Portfolio by an amount equal to the commission payment associated with the transaction divided by the applicable Third Party Research Services Payment Ratio. However, the investment adviser generally does not expect to acquire Third Party Research with Portfolio brokerage commissions.

Some executing broker-dealers develop and make available directly to their brokerage customers proprietary Research Services ("Proprietary Research Services"). As a general matter, broker-dealers bundle the cost of Proprietary Research Services with trade execution services rather than charging separately for each. In such circumstances, the cost or other value of the Proprietary Research Services cannot be determined. The advisory fee paid by the Portfolio will not be reduced in connection with the receipt of Proprietary Research Services by the investment adviser.

The investment companies sponsored by the investment adviser or its affiliates may allocate brokerage commissions to acquire information relating to the performance, fees and expenses of such companies and other mutual funds, which information is used by the Trustees of such companies to fulfill their responsibility to oversee the quality of the services provided by various entities, including the investment adviser, to such companies. Such companies may also pay cash for such information.

Securities considered as investments for the Portfolio may also be appropriate for other investment accounts managed by the investment adviser or its affiliates. Whenever decisions are made to buy or sell securities by the Portfolio and one or more of such other accounts simultaneously, the investment adviser will allocate the security transactions (including "hot" issues) in a manner which it believes to be equitable under the circumstances. As a result of such allocations, there may be instances where the Portfolio will not participate in a transaction that is allocated among other accounts. If an aggregated order cannot be filled completely, allocations will generally be made on a pro rata basis. An order may not be allocated on a pro rata basis where, for example: (i) consideration is given to portfolio managers who have been instrumental in developing or negotiating a particular investment; (ii) consideration is given to an account with specialized investment policies that coincide with the particulars of a specific investment; (iii) pro rata allocation would result in odd-lot or de minimis amounts being allocated to a portfolio or other client; or (iv) where the investment adviser reasonably determines that departure from a pro rata allocation is advisable. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Portfolio from time to time, it is the opinion of the Trustees of the Trust and the Portfolio that the benefits from the investment adviser organization outweigh any disadvantage that may arise from exposure to simultaneous transactions.

The following table shows brokerage commissions paid during the three fiscal years ended August 31, 2004, as well as the amount of Portfolio security transactions for the most recent fiscal year (if any) that were directed to firms that provided some Research Services to the investment adviser or its affiliates, and the commissions paid in connection therewith. As described above, the investment adviser may consider the receipt of Research Services in selecting a broker-dealer firm, provided it does not compromise the investment adviser's obligation to seek best overall execution.

                                              Amount of Transactions              Commissions Paid on
 Fiscal Year               Brokerage            Directed to Firms               Transactions Directed to
     End                Commission Paid         Providing Research              Firms Providing Research
 -----------            ---------------         ------------------              ------------------------
August 31, 2004            $1,017,297               $90,266,279                         $297,768
August 31, 2003            $  468,200
August 31, 2002            $  352,894

                              FINANCIAL STATEMENTS

The audited financial statements of, and the report of the independent registered public accounting firm for the Fund and Portfolio, appear in the Fund's most recent annual report to shareholders and are incorporated by reference into this SAI. A copy of the annual report accompanies this SAI.

HOUSEHOLDING. Consistent with applicable law, duplicate mailings of shareholder reports and certain other Fund information to shareholders residing at the same address may be eliminated.

                                                                      APPENDIX A

                      CLASS A FEES, PERFORMANCE & OWNERSHIP

SALES CHARGES, SERVICE FEES AND REPURCHASE TRANSACTION FEES. For the fiscal year ended August 31, 2004, the following table shows (1) total sales charges paid by the Fund, (2) sales charges paid to investment dealers, (3) sales charges paid to the principal underwriter, (4) CDSC payments to the principal underwriter,
(5) distribution fees paid to the principal underwriter under the Distribution Plan, (6) total service fees paid by the Fund, (7) service fees paid to investment dealers, and (8) repurchase transaction fees paid to the principal underwriter. Service fees that were not paid to investment dealers were retained by the principal underwriter.

                                                                                                                 Repurchase
                                                                 Distribution                    Service        Transaction
                          Sales            Sales        CDSC         Fee                          Fees              Fees
                       Charges to       Charges to     Paid to     Paid to         Total         Paid to           Paid to
Total Sales            Investment        Principal    Principal   Principal       Service       Investment        Principal
Charges Paid            Dealers         Underwriter  Underwriter Underwriter     Fees Paid       Dealers         Underwriter
------------            -------         -----------  ----------- -----------     ---------       -------         -----------
$583,048                $502,690          $80,358     $20,000     $133,284       $13,353        $12,002            $2,435

For the fiscal years ended August 31, 2003 and August 31, 2002, total sales charges of $74,212 and $32,822, respectively, were paid on sales of Class A, of which the principal underwriter received $8,927 and $4,472, respectively. The balance of such amounts was paid to investment dealers.

REDEMPTION FEES. Class A shares generally are subject to a redemption fee equal to 1% of the amount redeemed or exchanged within three months of the settlement of the purchase. For the fiscal year ended August 31, 2004, the Fund received redemption fees equal to $10,693.

PERFORMANCE INFORMATION. The table below indicates the average annual total return (both before and after taxes) on a hypothetical investment in shares of $1,000. Pre-tax total return for the period prior to March 1, 1999 reflects the total return of the Portfolio's predecessor, adjusted to reflect the Class A sales charge. Predecessor total return has not been adjusted to reflect certain other expenses (such as distribution and/or service fees). If such adjustments were made, the Class A total return would be different. Any return presented with two asterisks (**) includes the effect of subsidizing expenses. Returns would have been lower without subsidies.

Total returns are historical and are calculated by determining the percentage change in net asset value or public offering price with all distributions reinvested. The Fund's past performance (both before and after taxes) is no guarantee of future results. Investment return and principal value of Fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund's current performance may be lower or higher than the quoted return. Fund performance during certain periods reflects the strong stock market performance and/or the strong performance of stocks held during those periods. This performance is not typical and may not be repeated. For the Fund's performance as of the most recent month-end, please refer to www.eatonvance.com.

ABOUT RETURNS AFTER TAXES. After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and Redemption of Fund Shares for a period may be greater than Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

                                                                                  Length of Period Ended August 31, 2004
Average Annual Total Return:                                                    One Year     Five Years**    Life of Fund**
----------------------------                                                    --------     ----------      ------------
Before Taxes and Excluding Maximum Sales Charge                                 13.69%          16.65%          25.01%
Before Taxes and Including Maximum Sales Charge                                  7.14%          15.27%          23.67
After Taxes on Distributions and Excluding Maximum Sales Charge                 13.25%          16.28%          24.65%
After Taxes on Distributions and Including Maximum Sales Charge                  6.72%          14.91%          23.32%
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge   9.40%          14.54%          22.32%
After Taxes on Distributions and Redemption and Including Maximum Sales Charge   5.12%          13.29%          21.08%

     Class A commenced operations March 1, 1999.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES. At April 1, 2005, the Trustees and officers of the Trust, as a group, owned in the aggregate less than 1% of the outstanding shares of this Class of the Fund. In addition, as of the same date, the following person(s) held the share percentage indicated below, which was owned either (i) beneficially by such person(s) or (ii) of record by such person(s) on behalf of customers who are the beneficial owners of such shares and as to which such record owner(s) may exercise voting rights under certain limited circumstances:


  Merrill Lynch, Pierce, Fenner & Smith Inc.     Jacksonville, FL      20.4%


To the knowledge of the Trust, no other person owned of record or beneficially 5% or more of the outstanding shares of this Class of the Fund as of such date.

                                                                      APPENDIX B

                      CLASS B FEES, PERFORMANCE & OWNERSHIP

DISTRIBUTION, SERVICE AND REPURCHASE TRANSACTION FEES. For the fiscal year ended August 31, 2004, the following table shows (1) sales commissions paid by the principal underwriter to investment dealers on sales of Class B shares, (2) distribution fees paid to the principal underwriter under the Distribution Plan,
(3) CDSC payments to the principal underwriter, (4) uncovered distribution charges under the Distribution Plan (dollar amount and as a percentage of net assets attributable to Class B), (5) service fees paid under the Distribution Plan, (6) service fees paid to investment dealers, and (7) repurchase transaction fees paid to the principal underwriter. The service fees paid by the Fund that were not paid to investment dealers were retained by the principal underwriter.

 Commission
   Paid                                                         Uncovered                                       Repurchase
by Principal    Distribution                                   Distribution                     Service         Transaction
Underwriter         Fee                     CDSC                 Charges                          Fees             Fees
   to             Paid to                 Paid to                (as a %                        Paid to           Paid to
Investment       Principal               Principal               of Class      Service         Investment        Principal
 Dealers        Underwriter             Underwriter             Net Assets)     Fees            Dealers         Underwriter
 -------        -----------             -----------             -----------     ----            -------         -----------
$234,548         $52,331                  $36,000             $327,000 (4.1%)  $14,725            $6,685            $300

PERFORMANCE INFORMATION. The table below indicates the average annual total return (both before and after taxes) on a hypothetical investment in shares of $1,000. Pre-tax total return for the period prior to October 7, 1999 reflects the total return of the Portfolio's predecessor, adjusted to reflect the Class B sales charge. Predecessor total return has not been adjusted to reflect certain other expenses (such as distribution and/or service fees). If such adjustments were made, the Class B total return would be different. Any return presented with two asterisks (**) includes the effect of subsidizing expenses. Returns would have been lower without subsidies.

Total returns are historical and are calculated by determining the percentage change in net asset value or public offering price with all distributions reinvested. The Fund's past performance (both before and after taxes) is no guarantee of future results. Investment return and principal value of Fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund's current performance may be lower or higher than the quoted return. Fund performance during certain periods reflects the strong stock market performance and/or the strong performance of stocks held during those periods. This performance is not typical and may not be repeated. For the Fund's performance as of the most recent month-end, please refer to www.eatonvance.com.

ABOUT RETURNS AFTER TAXES. After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and Redemption of Fund Shares for a period may be greater than Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

                                                                                 Length of Period Ended August 31, 2004
Average Annual Total Return:                                                    One Year        Five Years**    Life of Fund**
----------------------------                                                    --------        ----------      ------------
Before Taxes and Excluding Maximum Sales Charge                                  13.15%         15.63%          24.01%
Before Taxes and Including Maximum Sales Charge                                   8.15%         15.40%          23.94%
After Taxes on Distributions and Excluding Maximum Sales Charge                  12.56%         15.12%          23.52%
After Taxes on Distributions and Including Maximum Sales Charge                   7.56%         14.89%          23.45%
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge    9.30%         13.56%          21.35%
After Taxes on Distributions and Redemption and Including Maximum Sales Charge    6.05%         13.36%          21.28%

      Predecessor Fund commenced operations March 1, 1999.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES. At April 1, 2005, the Trustees and officers of the Trust, as a group, owned in the aggregate less than 1% of the outstanding shares of this Class of the Fund. In addition, as of the same date, the following person(s) held the share percentage indicated below, which was owned either (i) beneficially by such person(s) or (ii) of record by such person(s) on behalf of customers who are the beneficial owners of such shares and as to which such record owner(s) may exercise voting rights under certain limited circumstances:


  Merrill Lynch, Pierce, Fenner & Smith, Inc.     Jacksonville, FL     21.2%


To the knowledge of the Trust, no other person owned of record or beneficially 5% or more of the outstanding shares of this Class of the Fund as of such date.

                                                                      APPENDIX C

                             ASIAN REGION COUNTRIES

The information set forth in this Appendix has been extracted from various government and private publications. The Trust's Board of Trustees makes no representation as to the accuracy of the information, nor has the Board of Trustees attempted to verify it. Moreover, the information is as of the date of this SAI (or such other date as set forth below). This information is expected to change substantially during the period in which this SAI is in use. No representation is made that any correlation will exist between the economies or stock markets of Asian Region countries and the Fund's performance.

                                    AUSTRALIA

The Commonwealth of Australia comprises an area of about 7,692,030 square kilometers -- slightly smaller than the US' contiguous 48 states, and about 50% greater than Europe (excluding the former USSR) and 32 times greater than the UK. Australia's population of 19.8m is almost 5 times the size of the population at the time of Federation.

There are 3 levels of government in Australia: Federal, State and local. The six Australia colonies federated in 1901 to form the Commonwealth of Australia.

The Australian economy is the 15th largest in the world, with GDP valued at around US$645 billion. The structure of the Australian economy is similar to that of most industrialized economies, but with a tendency toward a smaller manufacturing sector (15% of GDP) relative to the world average and a larger mining/resources sector.

Australia's dependence on the Asian region as a destination for exports also distinguishes it from most other industrial countries. Some 35% of exports are destined for Asia, with a further 18% (approximately) destined for Japan. Europe and the US combined only account for about 21% of the total. In contrast, Australia's dependence on these countries for imports is more pronounced, accounting for about 39% of the total.

Australia's economic development has been one of contrast and change. In the early years of settlement (1788-1820), there was little scope for industrial or commercial enterprises. Between 1820 and 1850, the pastoral industry led Australia's economic development, and by 1850 it was supplying well over 50% of the British market for imported wool. Gold surpassed wool as Australia's major export earner throughout the 1850's and 1860's, resulting in a rapid expansion of banking and commerce. From 1901 to 1930, manufacturing expanded, with impetus from Federation and the elimination of customs barriers between States, and from the First World War.

After the Second World War, all sectors of the economy experienced growth. The onset of oil price rises in 1973-74 led the world into recession, and "stagflation" affected all sectors. The modest employment growth between 1968 and 1979 was dominated by the service sector. The 1980's and 1990's have seen a decline in the relative contribution to GDP from goods-producing industries and a rise in the contribution from services industries.

The rural sector now accounts for approximately 4% of GDP, and about 5% of employment. The mining sector also accounts for around 4% of GDP, but only 1% of employment. Manufacturing and property & business services are dominant contributors to GDP, at almost 12% each. Exports of resource products accounts for about 34% of total exports of goods and services, with metal ores and coal the two largest export items. The services sector accounts for approximately 80% of GDP, approximately 83% of employment and around 22% of exports by value.

As of 30 November 2004, the market capitalization of Australian equities (ASX 500 index) was US$720 billion.

                         THE PEOPLE'S REPUBLIC OF CHINA

China is the world's third largest country occupying a region of 9.6 million square kilometers. China is the world's most populous nation, consisting of more than one-fifth of the human race. Total population was approximately 1.3 billion at the end of 2003.

In 1949, the Communist Party established the People's Republic of China. The Communist government engaged in numerous campaigns to industrialize the country with various programs. The failure of the Communist Party to achieve substantive economic growth eventually led to the ascendancy of reformers headed by Deng Xiaoping. In the late 1970's, the Chinese government, which had remained isolated from the world, opened its doors by encouraging foreign investment and expertise inside its borders. The Chinese Communist Party (CCP) completed the 16th Party Congress in November 2002, with Hu Jintao being selected to replace Jiang Zemin as the General Secretary of the Party and subsequently, as head of the Central Military Commission of CCP. We do not expect major change in China's economic policy due to the leadership succession.

Between 1993 and 2003, China achieved average annual growth in real gross domestic product (GDP) averaging 9.4%. The economy in China consists of three sectors: state, cooperative, and private. The state sector, though decreasing in importance still contributes roughly one-third of GDP. In recent years, however, the economy has been significantly restructured through relaxing of government authority in the day-to-day operations in industrial enterprises and market forces have played a much larger role in allocating economic resources.

Manufacturing  sector  accounted  for 45% of China's  GDP in 2003.  In the first three decades under Communist rule, China placed great emphasis on heavy industry. Since the reform program began in 1978, a much greater emphasis has been placed on light industry and especially the export sector. Considerable industrial growth has come from private-run and foreign-invested enterprises in South China and East China. China's current industrial policy also places emphasis on high-technology industries supported by foreign technology, such as microelectronics and telecommunications. Chinese firms have made great strides in capturing global market share; however, at home many state enterprises still face excess staffing costs which must be relieved over time and margins in many sectors remain fragile. Excessive growth and inflation, which created problems fo the economy in the early 1990s,were brought under control in the secon half of the decade, but are again becoming an issue. The slowdown and deflation of the late 1990s were the result of austerity measures implemented by the government during 1994 to 1996 and exacerbated by the Asian financial crisis of 1997 and 1998. The Chinese government has implemented a series of fiscal and monetary stimulus packages aimed at boosting domestic demand and this soon resulted in strong household spending on homes and autos, and subsequently overheated investment and lending growth in construction and construction-related materials sectors. In 2004, the Chinese economy has been growth at nearly double-digit rates, and CPI inflation reached 5.4% in the third quarter of the year.

In the last few years, mainly due to the massive inflow of FDI in the electronics manufacturing sector, electronics replaced textiles and garments as the largest export category. In 2003, exports of electronics and clothing/footware eached US$149 billion and US$66 billion respectively, 34% and 15% of total exports. China has recorded a trade surplus every year from 1994 onwards, and the balance was US$35 billion in 2003. With China's export production base increasingly shifting to East China (around Shanghai), Hong Kong's role as a re-export center is gradually being reduced. The the share of Chinese exports directed throught Hong Kong has dropped from 48% in 1994 to only 26% in 2003. Also, the share of Chinese exports from Guangdong province dropped from 42% in 1994 to 35% in 2003, and that from Greater Shanghai (Shanghai, Jiangsu and Zhejiang) rose from 19% to 34% during the same period.

China has remained a conservative borrower but since the early 1980s has been making greater use of foreign capital and financing, including government-assisted facilities and project and trade financing. However, China's foreign debt is still in a very healthy position. Total foreign debt as of the end-2003 was estimated at US$193 billion while foreign exchange reserves stood at US$403 billion. The primary sources of foreign capital for China include: the International Monetary Fund and World Bank loans and credits; government low interest loans and credits; and commercial loans and credits. China is also a major recipient of FDI. In 2003, FDI into China reached US$54 billion.

There is centralized control and unified management of foreign exchange in China. The renminbi has remained stable at the 1974 level for the past seven years. Currently reform and liberalization of the fixed exchange rate are on the government's agenda over the longer term.

There currently are two officially recognized exchanges in China, the Shanghai Securities Exchange ("SHSE"), which commenced trading on December 19, 1990, and the Shenzhen Stock Exchange ("SZSE"), which commenced trading on July 3, 1991. From 2001 onwards, "B" share market was opened to domestic investors, and their total market capitalization in October 2004 was at US$9.6 billion. In November 2002, the China Securities Regulatory Commission and the People's Bank of China jointly announced a Qualified Foreign Institutional Investors (QFII) scheme allowing foreign investors to participate in the "A" share market, which were offered exclusively to domestic investors. Total market capitalization of the Shanghai "A" share market reached US$320 billion by December 2004, making it one of the largest stock markets in Asia after Japan.

                                    HONG KONG

As a trade entrepot and finance center, Hong Kong's viability has been inexorably linked to mainland China since the establishment of the British colony there in 1841. China remains Hong Kong's largest trade partner. In 2003, 43.7% of Hong Kong's total imports came from China, representing a dramatic increase from early 1990's 36.8%. On the export front, China accounted for 42.6% of Hong Kong exports in 2003, representing an 18.8% year-on-year increase; and most of these were raw materials and semi-finished products for further processing in China. Since the implementation of the Open Door Policy in 1979, facilities have been located in the province of Guangdong, where it is estimated that Hong Kong companies currently employ more than 6 million workers or close to 10% of the Guangdong province population.

There has also been considerable growth in Chinese investment in Hong Kong over the last decade and particularly in the last five years. In contrast to Japanese investment, Chinese investment in Hong Kong typically involves the setting up of representative offices or window companies, the purchase of stakes in existing companies as well as direct investment in properties. In view of the growing economic interaction between Hong Kong and Southern China, it is increasingly meaningful to consider the concept of a Greater Hong Kong or Pearl River Delta economy consisting of Hong Kong and Guangdong Province, with a combined population of over 78 million.

In the past, political considerations have hindered closer economic integration between Hong Kong and China. It was largely in response to the United Nations embargo on trade with China in the 1950s and 1960s that Hong Kong developed a significant manufacturing base. In the last several years, however, there has been an improvement in relations with the Basic Law, the outline for Hong Kong's government after reunification with China in 1997, as the starting point. This integration process directly affects the value of Hong Kong investments. Since the handover in mid 1997, the Basic Law has worked reasonably well and Beijing officials have not interfered directly with Hong Kong's financial and political affairs, even in July 1998 when the currency peg was under severe pressure.

In the last two decades there has been a structural change in Hong Kong's economy, with growth in the services sector outpacing manufacturing growth. With more and more labor-intensive manufacturing relocating to Southern China, Hong Kong has developed its services sector, which in 2003 contributed over 90% of GDP.

The competitive devaluation of the Asian currencies together with a general slowdown in the global economy in 1997-98 had a severe impact on Hong Kong's asset prices and residential property prices. The government announced a property reflation package in late 2002 targeting at controlling land supply as well as stimulating demand for properties (rental coupon, subsidised loans, suspension of land sales). Since then, supported by a new Hong Kong immigration policy and policy tilts by the mainland government, invesmtent interests in Hong Kong residential and commerical properties have been revitalized though affordability remains reasonable.CEPA or the Closer Economic Partnership Arrangement was announced in mid 2003 and represented one important step forward in terms of integrating the Hong Kong and Mainland economies. Professionals such as lawyers, accountants, architects, investment bankers are now allowed to operate on a sole proprietorship basis in the Mainland while foreign banks are allowed greater flexibility in terms of RMB business in China as well as ownership of Mainland banks. Last but not least, Hong Kong banks have been allowed to begin limited RMB business (exchange, deposit, and credit cards but not wholesale lending) in Hong Kong. The new policy is likely to reinforce Hong Kong's role as a financial center for China and represents one important step made by the Mainland government towards the opening of China's capital account and eventual convertibility of the RMB.

The Stock Exchange of Hong Kong Ltd. ("SEHK"), with a total market capitalization as of October 2004 of approximately US$762.8 billion is now one of the largest stock markets in Asia. As of that date, 881 companies and 1,868 securities were listed on the SEHK.

There are no regulations governing foreign investment nor exchange controls in Hong Kong. Investors have total flexibility in the movement of capital and the repatriation of profits. Funds invested in Hong Kong can be repatriated at will; dividends and interest are freely remittable.

                                      INDIA

India is the seventh largest country in the world, covering an area of approximately 3,300,000 square kilometers. It is situated in South Asia and is bordered by Nepal, Bhutan and China in the north, Myanmar and Bangladesh in the east, Pakistan in the west and Sri Lanka in the south.

India's population is currently estimated at approximately 1,054 million; the figure in 1991, according to the official census, was 846 million. Most of the population still lives in rural areas. Approximately 84 percent are Hindus, 11 percent Muslims, 2 percent Sikhs, 2 percent Christians and 1 percent Buddhists. Hindi is one of the major languages, with English also being used widely in official and business communications. With a middle class of approximately 150 million people, India constitutes one of the largest markets in the world.

Unlike certain other emerging market countries, India has a long tradition of trade and markets, despite the central planning of the economy carried out by the Indian government in the first decades after India's independence. For example the Bombay Stock Exchange was founded over 120 years ago, is the oldest stock exchange in Asia and currently lists over 5,500 companies. In 1994, the National Stock Exchange was set up by leading institutions to provide a modern, fully automated screen-based trading with national reach. The National Stock Exchange has become India's leading stock exchange covering 358 cities and towns across the country. Trading volumes in the equity segment have grown rapidly with average daily turnover increasing from US$3.7 million during 1994-95 to US$507 million during the first part of 2004. India became independent from the United Kingdom in 1947. It is governed by a parliamentary democracy under the

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Constitution  of India,  under which the  executive,  legislative  and  judicial functions are separated. India has been engaged in a policy of gradual economic reform since the mid-1980's. In 1991, the Government of Prime Minister Narasimha Rao had introduced far-reaching measures with the goal of reducing government intervention in the economy, strengthening India's industrial base, expanding exports and increasing economic efficiency. The main focus of the policy was to place more authority for making business decisions in the hands of those who operate the businesses. The system of industrial licenses known as the "License Raj", by means of which the government controlled many private sector investment
decisions,   was  substantially  modified.   Government  approvals  required  to
increase, reduce or change production have been greatly reduced.

Modern economic development in India began in the mid-1940's with the publication of the Bombay Plan. The Planning Commission was established in 1950 to assess the country's available resources and to identify growth areas. A centrally planned economic model was adopted, and in order to control the direction of private investment, most investment and major economic decisions required government approval. Foreign investment was allowed only selectively. This protectionist regime held back development of India's economy until the mid-1980's when there began a gradual move towards the liberalization and market orientation of the economy. After the liberalization measures, which began in 1985, the annual growth of the country's real gross domestic product rose from an average 3-4% from the 1940's to an average 5.7% between 1994 and 2003.

Since 1991, successive governments have continued to adopt measures to open the economy further to private investment, attract foreign capital and speed up the country's industrial growth rate. For example, the banking and insurance industry has been opened to the private sector, including to foreign investors. Most banks were nationalized in 1969, and at that time no new privately owned banks were permitted. The Government is now granting new banking and insurance licenses. In another move the administered price mechanism in the petroleum sector was dismantled in April 2002; with this the pricing of petroleum products became market determined. The Government also permitted foreign brokerage firms to operate in India on behalf of Foreign Institutional Investors ("FIIs"), and has permitted foreign investors to own majority stakes in Indian asset management companies. In 1992, it was announced that FIIs would be able to invest directly in the Indian capital markets. In September 1992, the guidelines for FIIs were published and a number of such investors have been registered by the Securities and Exchange Board of India, including the Adviser. Recently, restrictions on maximum investment limits applicable to FIIs investing in Indian companies, have been liberalized and FIIs have been allowed to trade in all derivative products. In 1995, FII regulations were supplemented and the Parliament approved the establishment of central share depositories. Beginning in September 1995, several measures have been adopted to establish securities depositories and permit trading without share certificates. Dematerialization (paperless) trading which began in 1997 and since then more than 5,015 companies have joined the National Securities Depository Ltd. These companies represent over 95% of the market capitalization of the Indian market. Derivatives trading commenced in India in June 2000 on two stock exchanges. To begin with Securities & Exchange Board of India (SEBI) approved trading on index futures contracts based on BSE-30 Index and S&P CNX Nifty Index, followed by trading in options based on the above indices and in individual securities. The total exchange traded derivatives witnessed value of US$200 billion during 2003-04 against US$95 billion in 2002-03.

The government has progressively cut subsidies to ailing public sector businesses. Despite resistance by labor union and other interest groups, privatization has progressed. The form of privatization has sometimes been diluted in favor of divestment of minority stakes. Continuing the reform process, recent budgets have implemented tax cuts for the corporate sector and reduction in import duties. In sum, the government's new policies seek to expand opportunities for entrepreneurship in India.

Foreign investors have responded to these trends by putting resources into the Indian economy. According to the Reserve Bank of India, total inflows, including foreign direct and foreign portfolio investment, rose from about $150 million in fiscal year 1992 to over US$16 billion in fiscal March 2004 (January to November 2003, total portfolio investments at US$11 billion). India's foreign exchange reserves, which had fallen to about $1 billion in 1991, were $113 billion in March 2004 (US$125 billion in November 2004).

The Indian population is comprised of diverse religious and linguistic groups. Despite this diversity, India has one of the more stable political systems among the world's developing nations. However, periodic sectarian conflict among India's religious and linguistic groups could adversely affect Indian businesses, temporarily close stock exchanges or other institutions, or undermine or distract from government efforts to liberalize the Indian economy.

                                    INDONESIA

Indonesia today has gone through major political restructuring. The current People's Consultative Assembly (MPR) is now made up of representatives of the following main parties: Democratic Party of Indonesia Struggle (PDI-Struggle),

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Development Unity Party (PPP) and Golongan Karya (Golkar)  providing a system of checks and balances. With this new regime it is harder for big cases of corruption to go undetected. As a sign of further progress, the latest MPR session has voted to have direct presidential elections and and for the first time in history, Indonesia has a President who has been elected by the indonesian people. Susilo Bambang Yudhoyono (SBY), a retired general in the army, was elected on October 20, 2004 as Indonesia's sixth President.

During her tenure, President Megawati has made several achievements in the political arena as well as in the country's economy. She is firmly in control and removed the volatile swings in political unrest that was induced by the former presidents. She has managed to stabilize the economy and strengthen her control over the government and she has regained support of multilateral agencies and improved foreign relations. Instituting corporate reforms has been an important part of the government plan to ensure that problems brought about by the monetary crisis in 1998 do not recur. Today political reality however means there is a close connection between credibility and effectiveness.
Improvement in these two factors have supported a re-rating in Indonesian sovereign risk. While fundamental problems remain, the government has shown surprising fortitude by cutting subsidies, selling assets and pushing through the reform with almost no protests from the public.

Growth is an important prerequisite for poverty reduction of the country. The state or business monopolies have been dismantled. Decentralization is taking place and resource-rich provinces are given more economic power. This will help reduce risk of political disintegration. Indonesia is staging a substantial initial recovery in industrial and manufacturing investments with its traditional strategic trading partners, Japan, US and South Korea. The government must be able to prove that it is capable of sustaining the recovery and accelerating economic growth.

Positive signs are emerging, as factors hindering investment have started to improve and there is a more favorable banking sector to fund investment. The under-investment in the past years has started to show supply-side constraints. Investment realization has picked up in the past year and has been a major economic driver in 2004. In the industrial sector utilization rate has reached 70%, taking into account that consumer spending is already 20% ahead of pre-crisis levels while investment is still 25-40% below.

With inflation under control and interest rates at a decade low, robust foreign reserves (US$35 billion), a rising trade surplus and successful sovereign and private debt restructuring, it should be possible to keep the currency stable. Foreign investment flows should be attracted to develop the economy's abundant resources and boost industrial activity, which will translate into employment growth and sustain economic growth.

                                      JAPAN

The Japanese archipelago stretches for 1,300 miles in the western Pacific Ocean. The total area of all the islands is about equal to the size of California. Only one third of the land is suitable for agriculture, housing, industry, and commerce.

Japan has a population of slightly over 127 million people, roughly half that of the United States and twice that of England or Germany. Life expectancy is the highest in the world. The literacy rate in Japan approaches 100%. The high level of education, combined with the Confucian work ethic, has created a motivated work force which boasts a very high savings rate.

Like most other G7 countries, Japan is making the transition into a post-industrial society and economy as we approach the 21st century. Japan's postwar growth was phenomenal. By 1970, Japan's Gross National Product (GNP) had surpassed those of the United Kingdom and the former Soviet Union. The Japanese economy is still the second largest behind that of the US (despite the bursting of the bubble at the end of the 1980s), while its per capita GNP is amongst the highest in the world.

During the era of high economic growth in the 1960s and early 1970s, Japanese expansion focused on the development of heavy industries such as steel, shipbuilding, and chemicals. In the 1970s, Japan's industrial structure shifted toward assembly industries with a strong emphasis on exports. In that decade, Japan became a major producer and exporter of automobiles and consumer electronics. In the 1980s, Japan gradually stepped toward a post-industrial society. This evolution had been characterized by an increased reliance on higher value-added products and services, rapidly changing lifestyles amoung the younger generation, a comparative advantage in high technology, and active participation in the high-growth economies of East Asia, including China. Value of exports to the Asian region has been steadily rising and since the early 1990s, Asia has overtaken the US as the largest region for Japanese exports (undoubtedly, part of these are as intermediate goods whose final destination is to the US).

Since its industrialization, Japan has generally maintained a large trade surplus, and today has managed to accumulate a huge current account surplus, which is the exact reverse of the situation in the US. Conversely, because Japan lacks natural resources, Japan also often ranks as one of the largest importer of raw materials, fuels and foodstuffs. Japan continues to rely on fossil fuels

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as its primary  source of energy,  though its  dependence  on petroleum has been gradually falling since 1980 (equally its dependence on liquefied natural gas and nuclear power has been rising). As regards foodstuffs, Japan imports about half of its requirements of crops and grain (other than rice).

The end of the 1980s marked the end of the great Japanese "miracle" and the beginning of a low-growth era for the country (some term the 1990s as the "lost decade"). Real economic growth slowed to an average rate of +1.7% throughout the 1990s (compared to the average of +4% growth in the 1980s) as Japan underwent the painful process of correcting many of the excesses of the Japanese bubble economy. Bank lending activity shrank, non-performing loans grew significantly and asset prices fell from their astronomical heights.

Japan has had low inflation in recent years. In 1993-1997, the average rate of inflation was 0.8%, making it one of the lowest rates in the world. This achievement was made possible by gains in productivity, which exceeded wage increases, and by a strong yen in the early 1990's, which reduced imported raw material costs. This low inflation rate ultimately turned into deflation by the end of the 1990s, and after several years of this deflation, the trend appears to be reversing. Since the beginning of 2004, asset prices and corporate goods prices in Japan have seemingly bottomed and appear to be gradually moving back up. This bodes well for the ailing banking sector, which of itself is also past its worst - bad loan ratios have peaked and some loan demand is coming back.

Japan's stock exchanges now comprise over 10% of the world's equity market, and is still the second largest equity market after the US. Like other stock markets, the Japanese stock market can be volatile. For example, the Japanese stock market, as measured by the Tokyo Stock Price Index (TOPIX), increased by over 500% during the ten-year period ended December 31, 1989, reaching its high of 2886.50 on December 23, 1989, and it declined by over 70% to its recent low of 770.5 in April 2003, before recovering to 1139.3 as at the end of July 2004. This decline has had an adverse effect on the availability of credit and on the value of the substantial stock holdings of Japanese companies, in particular, Japanese banks, insurance companies and other financial institutions. This in turn has contributed to the recent weakness in Japan's economy. However, reforms in the banking sector, corporate sector, and real estate have helped Japan grow modestly since 2002.

                                      KOREA

Political volatility has characterized the history of South Korea (hereafter referred to as "Korea") during the past forty years, while at the same time an extraordinary economic boom has occurred. Rigid discipline was characteristic of the military government under President Park during the 1960s and 1970s, which were the most successful decades in economic terms particularly in the growth of Korea's exports and in the per capita income. It is important to remember how completely the cities and transport system of the southern part of the Korean peninsula had been destroyed in the civil war of the 1950s. The effort of reconstruction was, therefore, enormous. Living standards in the 1960s were extremely low. The threat from North Korea has exerted a continuous military pressure on the South in the past forty years which is probably unique to any country in the world, even including West Germany or Taiwan. Seoul is only 30 kilometers from the demilitarized zone and, therefore, lives in a continuous state of tension and fear of an imminent invasion. This very real threat is also translated into a very high percentage of military spending in the national budget. If Korea is compared with Japan, the Koreans have had to spend ten times more of their national income on defense than the Japanese.

Inflation in Korea has been higher than in Japan or Taiwan. In the 1970s, Korea experienced an annual average inflation rate of nearly 15 percent. Beginning in 1982, however, the tight monetary policy succeeded in bringing this annual consumer price index down to single digits until 1990 when the rate jumped again to 8.6 percent. However, a series of economic problems have beset Korea since 1996. The Korean currency as well as the stock market fell dramatically in 1997 and early 1998. With little choice, Korea accepted an International Monetary Fund's rescue package, which came with measures intended to put the economy in better order. As a result, drastic reforms have been introduced into Korea's business practices, especially the banking system.

Since January 1998, a dramatic economic recovery has taken place principally driven by the cyclical global recovery in the semiconductor, steel and automobile industries. Sovereign debt and many top tier corporates have recovered to investment grade status with bond yields on 10 year treasuries falling from more than 1000 basis points over U.S. treasuries to a spread of less than 200 basis points. Significant restructuring has taken place with the closure or nationalization of major banks and subsequent distressed asset sales by the Korea Asset Management Corporation. While the pace of large-scale corporate restructuring did slow down in the latter half of 1999, the progress was exceptional. Since the election of Mr. Roh Moo-hyun as President in December 2002, there have been concerns about his leaning towards labour. In fact, we have witnessed a general rise in wages for Korean labour as well as increase in militancy. The new President's commitment to reform will be severely tested with the shift of manufacturing to China.

The equity market also rewarded the Korea's restructuring efforts. Helped by ample domestic liquidity inflows and launching of new equity-type mutual funds, KOSPI went from below 300 in the summer 1998 to above 1000 in early 2000.

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Helped by the internet boom and retail participation, KOSDAQ turnover soared and briefly surpassed that of KOSPI. The liquidity crisis at several large companies (Daewoo Group, Hyundai E&C, Hynix) and the burst of the dot-com bubble led to the bear market in the subsequent 18 months, until the events of September 2001 forced BOK to cut rates, providing the basis for the liquidity driven rally until April 2002. In May 2002, domestic consumption and the economy peaked which contributed to a fall in the equity markets. This was further compounded in first quarter 2003 by the North Koreans acknowledging that they possessed nuclear capabilities. The market fell significantly in the first quarter of 2003 as a result of geo-political concerns as well as slowdown in domestic and global economies.

The increase in the foreign participation in the equity market has also helped Korean corporates to become more transparent and be more sensitive to corporate governance issues, although there are still areas for improvement. Foreign investors in the aggregate are estimated to own about 30-40% of the Korean companies on average. The foreign ownership in large companies is much more dominant: the foreign ownership in blue chips such as SEC, Kookmin Bank, and POSCO are typically 50-70%. All Korean companies now report on a quarterly basis, and have recently been required to follow strict Fair Disclosure guidelines. Cash generation and ROE, concepts that were foreign to most Koreans before the crisis, are now embraced by most large companies.

After the Asian crisis, Korean banks had to find a new area for loan growth and naturally turned to least indebted segment of the economy: households. As a result, the household credit went through 3 years of expansion, and has now reached a level which many policy makers consider as a dangerous level. The increase in the consumer credit meant that domestic consumption became a more important driver for the Korean economy than before. Clearly, in hindsight, this was a bubble as the rise in consumer debt was unsustainable and companies like Kookmin Credit Card and KEB Credit Card are in the process of being absorbed by their parent banks. LG card is also facing liquidity and capital deficiencies and as of November 2004 remains a big unresolved issue for the financial system. Policy makers have taken measures to increase loan loss provisioning and restrict cash advances.

The domestic economy has remained in recession since early 2003 as the credit bubble burst in the household sector. Private consumption had contracted for 7 quarters as of late 2004. This should continue to be a drag on the economy in 2005. Household balance sheets still appear over-leveraged and one in thirteen Koreans remains behind on their debt payments. Exports should also slow in 2005 as the Chinese economy slows. China is Korea's top export market, absorbing 20% of exports. Exports were the sole source of growth in 2004. Consequently the economy should slow in 2005, after growing an estimated 4.5% in 2004. However, the government's policy response should help put a floor under the economy. The government intends to run a budget deficit approximately 1% of GDP and more interest rate cuts are likely.

                                    MALAYSIA

The central dilemma in assessing Malaysia's political risk is the perennial question of relations between the Malay and Chinese communities representing as they do about 60 percent and 30 percent of the population respectively. Since the 1969 racial riots in Kuala Lumpur the country has been unruffled by any serious inter-racial violence and during this period a great deal has been accomplished in transforming the economy and in transferring the wealth of the country from foreign and Chinese hands into the hands of the Bumiputra (or the sons of the soil), which is the dominant Malay majority.

The success of Malaysia's so-called New Economic Policy (NEP) is unquestioned and has given a great deal of legitimacy to the continued run of the ruling United Malay National Organization (UMNO). The Chinese community has done well despite of the NEP. Political disunity within the Malaysian Chinese Association
(MCA), however, has left them somewhat leaderless in the political sphere.

The UMNO party within the ruling coalition, the National Front, retained its significant majority in the last general election in 2004. This victory has been a validation of Mr. Abdullah Badawi, the successor to Mr. Mahathir. The main opposition party, Parti Islam Se Malaysia (PAS), today controls only one out of the total 13 States in Malaysia.

Mr. Badawi has shown an inclination to initiate wide-ranging reforms starting from cleaning up the judiciary to weeding out corruption. The decision to release former Deputy Prime Minister Anwar is viewed as a significant step. On the economic front, several changes including the restructuring of government linked companies and reduction in the fiscal deficit have been initiated.

Since independence in 1957, Malaysia has generally experienced high economic growth with low inflation, punctuated by few recessions. Economic growth in the initial years was highly dependent on production and prices of commodities such as rubber and tin. That changed after the mid-eighties as the Government embarked on a path to transform the economy. There was an accelerated shift into manufacturing and away from the old dependence on the plantation and mining sectors. This manufacturing growth was led by FDI's from Japan, United States
(US) and Taiwan, along with notable national projects such as the Proton and Perodua cars. Production of electronic products and components for the export

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market was  promoted and foreign  companies in this field were given  investment incentives to operate in Malaysia. Malaysia's literate and trainable workforce gave great support to this shift into manufacturing.

As manufactured goods came to assume a larger importance in the composition of exports compared with commodities, Malaysia's trade position gradually became larger and steadier. Although that made Malaysia wealthier, it also made the country more vulnerable to external shocks either in terms of commodity prices or in a fall in export demand in its principal markets like the US.

Malaysia's openness to foreign investments had also made the country more exposed to the effects of capital flows which were severely disrupted during the Asian crisis. As with other Asian markets, currency and the stock market were severely attacked in late 1997 and 1998. This led to the Ringgit's peg to the US Dollar and the imposition of capital controls in September 1998. Capital controls on foreign portfolio capital, however, were relaxed from February 1999 onwards, and the only major remaining control is offshore trading of the Ringgit.

Malaysia dependence on its export markets is to some degree offset by its domestic market. It is a nation blessed with a relatively young and growing population of 24 million people which supports the domestic economy. The Government recognizes this and is continuing to spend more to provide better education and building infrastructure. This drive to improve human capital is becoming an important agenda. The Government, realizing the threats to its manufacturing competitiveness brought on by globalization and the rise of China, is keen to reorganize the economy. Malaysia today is actively promoting itself as a regional hub for service industries such as air and seaport, education, health and information technology.

                                    PAKISTAN

Pakistan, occupying an area of about 800,000 square kilometers, is bounded in the south by the Arabian Sea and India and in the north by China and Afghanistan. To the west and northwest are Iran and Afghanistan and to the east is India. The capital is Islamabad. Karachi is the biggest commercial and industrial city.

Pakistan is the world's ninth most populous country. The population is currently estimated at approximately 137 million, with an annual population growth rate of 3.0%. The national language is Urdu, although English is widely spoken and understood throughout the country.

Pakistan was created in 1947, in response to the demands of Indian Muslims for an independent homeland, by the partition from British India of two Muslim majority areas. In 1971, a civil war in East Pakistan culminated in independence for East Pakistan (now Bangladesh). Over the past 50 years, Pakistan and India have gone to war two times, and intermittent border exchanges occur at times. In particular, relations with India remain unfriendly over the disputed territory of Kashmir, with its majority Muslim population.

In earlier decades, Pakistan had a federal parliamentary system. Economic development since 1955 has taken place within the framework of successive five-year plans which established growth targets and allocations of public sector investment. However, the lack of realistic targets, plans and successful policy implementation has caused problems for many years.

The current government is led by President Musharraf. It is expected that reform and privatization related polices will be continued but political risks to the economy and stock market remain significant.

                                 THE PHILIPPINES

Upon gaining office President Arroyo and her administrators faced major social and economic challenges, including the out of control budget deficit, below target revenues, huge borrowings, a volatile currency and low investor confidence. Since then much has been achieved on the political front. Initiatives towards improving peace and order have started to bear fruit as major criminals and terrorists are slowly being caught. Legislation has been progressive on the congressional level. The lack of cohesion in the Senate has culminated in a recent change in leadership as weak allegiances have been broken.

The economy is basically agricultural with an aggregate of about two-thirds of Filipinos depending on that sector. A major transition is underway, involving various sectors that capitalize on the many strengths of the Philippines labor force. The manufacturing sector continues to increase its share of GDP relative to the traditional agricultural and mining sectors. Evidence of the changes are seen in the renewed investor interest like the Kirin Brewery in San Miguel and Ford Philippines starting to manufacture cars and other vehicles for Thailand and Indonesian markets, creating more factory jobs in the Philippines.

The Philippines is a country with a rapid rate of population growth; over half of the population is under the age of 19, and this could create a dangerous demographic bulge and obstacle to longer-term economic and social development. However as long as the workforce remains mobile, the Philippines can export

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labor to more successful  economies.  Keys to future growth would be to continue attracting foreign capital, enhancing the efficiency of domestic firms. One promising sign is that Philippine corporations are not as indebted as their counterparts in many neighboring countries.

Reforming the fiscal sector poses a serious challenge to the country's leadership. It has to raise taxes, boost the cost effectiveness of public expenditure, and require public corporations to produce resources for the public coffers rather than serve as a source of drain. This requires a leadership that is able to form a sufficiently strong coalition of followers in the legislative branch to produce the necessary laws to improve fiscal performance.

The acknowledgement by President Arroyo that the fiscal deficit has reached a critical levels has united all sectors of the domestic economy in a bid to solve the public finances crisis. This in turn has improved investor sentiment somewhat.

                                    SINGAPORE

In the words of a government minister, Singapore is the 'silent success' of the region supported by a workforce that is highly literate, well-educated and trainable. The investment in human capital has proven to be more important to a lasting economic growth success story than the availability of finance or technology. Singapore is the de facto financial centre of the Association of South East Asian Nations (ASEAN) region. Singapore, which broke away from the Malaya Federation in 1965, is a small Chinese-populated island surrounded by a sea of Muslims.

One important aspect of the political situation has been the handover of political power from one generation to another. Although Lee Kwan Yew stepped down as Prime Minister in 1990 to hold the title of Senior Minister, he continues to wield a large influence and power behind the scenes. His son, Lee Hsien Loong, has recently been appointed to the position of Prime Minister replacing Goh Chok Tong who is now Senior Minister. This has raised the issue of the acceptability of dynastic succession in a parliamentary democracy. Nevertheless, the leadership transition has been well planned and proceeded smoothly.

Many of the elder Lee's policies, such as imposing the Mandarin Chinese language on the Singapore educational system, have aroused fierce opposition among the older, anti-communist generation of Singapore Chinese. The tight control of the media and the suppression of all political opposition or criticism of the government, the ruling People's Action Party (PAP) or the Prime Minister himself, have also aroused criticism both at home and internationally.

The Singapore economy has been characterized by one of the highest degrees of government involvement and intervention outside the socialist world. Government linked companies make up the largest local corporations and represent about half of the local stock market capitalization. Nevertheless, the country's economic growth has been impressive, averaging around 7%, except during recessions, and even more impressive has been the tight control of inflation which, along with that of Japan, has remained extremely low at below 3% for the past decade. Services make up the largest part of Singapore's economy, representing 67% of GDP.

Singapore is a small island state with few raw material resources, and a limited land area of only 682 square kilometers. Its only natural advantage is its geographical location which has allowed it to become the regional hub for port and marine services. Singapore is also the undisputed South-east Asian regional financial centre, thanks to the Government's prudent and open economic policies, strong legal and regulatory environment combined with proper safeguards. The nation is also well known for its efficient Government, excellent infrastructure, and having one of the least corruptible societies.

Given its small size and its position, Singapore is very sensitive to the socio-political and economic developments of its two main neighbours, Indonesia and Malaysia. The economic links are clear in that both neighbours are direct markets for Singapore's service industries. Being regional centres, for example, Singapore's port and financial industries serve customers in both Indonesia and Malaysia. Moreover, Singapore relies on Malaysia for a portion of its raw water supply.

Singapore is also a substantial manufacturing base for many multinationals, particularly technology companies, which contributes to the country's large export sector. Like Malaysia, however, Singapore's position in this area is being threatened by the rise of China. As a result, Singapore is embarking to make itself more business friendly by lowering taxes, streamlining regulations and reducing Government intervention. The Government is also focusing on attracting foreign companies in high-value-added industries such as the bio-medical industry. Local companies particularly, government linked companies and Temasek, their holding company, are increasing their presence internationally via acquisitions, for the purpose of enhancing returns and widening their markets.

                                    SRI LANKA

A former British Colony, Sri Lanka become a Dominion of the British Commonwealth in 1948 and became a Democratic Socialist Republic in 1972.

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
The Sri Lankan economy  recorded its first post  independence  decline in GDP in
2001 mainly due to terrorist attacks by local separatists targeting installations of economic value and the downturn in the global economy which followed the September 11 attacks in the United States.

At the end of 2001, the Government signed a ceasefire agreement and started peace talks with the separatist forces. The peace talks have had the backing of the international community with Norway, Japan and the United States playing a more active role. The separatist violence has over the years taken a heavy toll on Government finances with the Country having continuing high budget deficits and debt.

The starting of the peace process has seen the local economy rebounding after the reversals of 2001 backed by stable exchange rates and reductions in inflation and interest rates. The resurgence in the economy has been mirrored by the corporate results with most companies listed at the Colombo Stock Exchange reporting strong growth in earnings. The tourism industry, a key foreign exchange generator has also rebounded.

Following the election in April 2004, the political situation has changed with a coalition government headed by the President Mrs. Kumaratunga. There is an impasse in the peace talks because the Tamil Tigers are reluctant to continue a dialogue with the new government . While the outcome remains to be seen the reforms of the previous government are making progress.

The prospects for the economic and social development look promising, especially if the peace talks are concluded successfully. The strategic location of the country enables it to be a regional hub for air and sea based transport. The proximity to one of the largest emerging markets in the world, India and the growing trade between the two countries makes Sri Lanka an ideal launching pad. The country also has a skilled labor market with high literacy.

                                     TAIWAN

One of the basic questions investors raise about Taiwan is the nature of its political risk vis a vis China. In general, this risk should be considered relatively low. As China becomes increasingly integrated into the global trading system, the economic cost and risk to the stability of China's regime from military confrontation with Taiwan grows higher. This is because at a minimum an attack on Taiwan would likely result in widespread embargoes from the US and its allies as well as a sharp reduction in FDI. Although China's explicit goal for Taiwan is a one country, two systems structure similar to that of Hong Kong, it appears that their main priority is to prevent Taiwan from declaring independence. Again, the risk of this scenario appears low given that Taiwan would require support from the US to pursue this policy. However, this policy would not appear to fit into the US geopolitical priorities given that its foreign policy focus is one of containing global terror and nuclear proliferation - both issues on which it requires China's assistance. This is not to mention the fact that US has no interest in provoking a military confrontation with one of the world's major nuclear powers with little strategic benefit to itself. Therefore, it is fair to describe the current political relationship as a stand-off between the two sides.

Economic integration between China and Taiwan has increased in recent years. China has low labor costs, inexpensive land, natural resources and less rigid environmental rules. Taiwan brings decades of experience trading with the G7 economies, capital, technology and trained entrepreneurs. Over 30% of Taiwan's trade is with mainland China and the total investment from Taiwan to China has likely exceeded US$100 billion since 1980. Taiwan has over US$170 billion of foreign exchange reserves.

Between 1960 and 2003, Taiwan's GNP grew from less than US$2 billion to over US$300 billion. The economic growth has been accompanied by a transformation of domestic production from labor intensive to capital intensive industries in the 1970s and finally to higher technology industries in the 1980s. The main trend in the 1990s and this decade has been the transformation into an increasingly service driven economy. The Taiwan stock market - once widely viewed as a speculative market - is increasingly driven by fundamentals and the investment direction set by foreign investors. Importantly, the government is in the process of accelerating its liberalization of the market and recently there has been a significant rise in foreign ownership.

                                    THAILAND

Thailand is unique in South East Asia in that it has escaped the colonial experience and maintained its freedom and independence. The monarchy plays a key role in maintaining the country's political stability and independence. Nevertheless, since the absolute monarchy was ended in 1932 there have been twenty-nine coup d'etats, of which twelve have been successful. Thailand in the 1990s may remain democratic but the King and the army will continue to play a role.

Thailand has a free and independent peasant population which has, over the years, enjoyed a higher standard of living than their neighbours and, therefore, the communist movement has never made much headway among the rural people. At the same time, Thailand's extraordinary economic growth in the 1980s (averaging

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

10 percent per annum) put great strains not only on the urban environment because of traffic jams and pollution, but also on the social and family system. Many rural families have been forced to send their teenage children to the cities to find employment. The contrast of living standards between Bangkok and the northern east provinces (an estimated per capital income would be perhaps US $2,000 per annum for the former and less than US $500 per annum for the latter) must eventually create social tensions and potential unrest. Buddhism must also be counted as a major factor of political stability.

Thailand's economy has been among the fastest growing in the world during the past decades. The take-off really began in 1986-7 with the flood of new foreign investment into the country, largely from Japan and Taiwan, at which time there was a large shift away from agriculture products towards manufacturing. As recently as 1980, 50 percent of Thailand's exports consisted of rice and tapioca and other agricultural products. By 1990, 75 percent of the total volume of exports were manufactured goods, mainly from the newly established assembly plants in Bangkok and the south. This has resulted in large changes in employment and dramatic shifts in population towards urban areas such as Bangkok.

It is surprising, considering the very high rate of economic growth that the economy has experienced, that prices, as measured by the consumer price index, have been kept under control. The last serious bout of inflation in Thailand occurred during the two oil crises, first in 1973-4 when the CPI touched 24 percent and then again in 1980-1 when there was a resurgence of inflation to nearly 20 percent. In the later 1980s, and thanks largely to a more stable oil price, inflation has been held in single digits and has not exceeded 7 percent.

The boom in the early 1990s resulted in huge imbalances in the country's balance of payments position and significantly strained its nascent banking system. These pressures finally exploded in July 1997 which led to the devaluation of the THB. Help from the International Monetary Fund was sought and arrived in the form of a US $17.2 billion aid package. The economic contraction in 1998 was severe with more than 1 million Thais pushed below the poverty line. Had it not been for the strong performance of its agriculture sector, which employs more than 50% of the country's labour force and is home to 50% of its population, its stable social fabric might have been threatened. From an enviable surplus position for more than a decade, the Government was thrown into a realm of fiscal deficits. As for its financial sector, the ability of the Thai authorities to directly intervene and resuscitate its banking system has been limited due to its relatively democratic political structure compared to its neighbors.

Recently political risk in Thailand has risen as a result of unrest in the Muslim-dominated southern provinces.

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                                                                      APPENDIX D

                                EATON VANCE FUNDS
                       PROXY VOTING POLICY AND PROCEDURES

I. OVERVIEW

The Boards of Trustees (the "Boards") of the Eaton Vance Funds (the "Funds") recognize that it is their fiduciary responsibility to actively monitor the Funds' operations. The Boards have always placed paramount importance on their oversight of the implementation of the Funds' investment strategies and the overall management of the Funds' investments. A critical aspect of the investment management of the Funds continues to be the effective assessment and voting of proxies relating to the Funds' portfolio securities. While the Boards will continue to delegate the day-to-day responsibilities relating to the management of the proxy-voting process to the relevant investment adviser or sub-adviser, if applicable, of the Fund (or its underlying portfolio in the case of a master-feeder arrangement), the Boards have determined that it is in the interests of the Funds' shareholders to adopt these written proxy voting policy and procedures (the "Policy"). For purposes of this Policy the term "Fund" shall include a Fund's underlying portfolio in the case of a master-feeder arrangement and the term "Adviser" shall mean the adviser to a Fund or its sub-adviser if a sub-advisory relationship exists.

II. DELEGATION OF PROXY VOTING RESPONSIBILITIES

Pursuant to investment advisory agreements between each Fund and its Adviser, the Adviser has long been responsible for reviewing proxy statements relating to Fund investments and, if the Adviser deems it appropriate to do so, to vote proxies on behalf of the Funds. The Boards hereby formally delegate this responsibility to the Adviser, except as otherwise described in this Policy. In so doing, the Boards hereby adopt on behalf of each Fund the proxy voting policies and procedures of the Adviser(s) to each Fund as the proxy voting policies and procedures of the Fund. The Boards recognize that the Advisers may from time to time amend their policies and procedures. The Advisers will report material changes to the Boards in the manner set forth in Section IV below. In addition, the Boards will annually review and approve the Advisers' proxy voting policies and procedures.

III. DELEGATION OF PROXY VOTING DISCLOSURE RESPONSIBILITIES

The Securities and Exchange Commission (the "Commission") recently enacted certain new reporting requirements for registered investment companies. The Commission's new regulations require that funds (other than those which invest exclusively in non-voting securities) make certain disclosures regarding their proxy voting activities. The most significant disclosure requirement for the Funds is the duty pursuant to Rule 30b1-4 promulgated under the Investment Company Act of 1940, as amended (the "1940 Act"), to file Form N-PX no later than August 31st of each year beginning in 2004.

Under Form N-PX, each Fund will be required to disclose, among other things, information concerning proxies relating to the Fund's portfolio investments, whether or not the Fund (or its Adviser) voted the proxies relating to securities held by the Fund and how it voted in the matter and whether it voted for or against management.

The Boards hereby delegate to each Adviser the responsibility for recording, compiling and transmitting in a timely manner all data required to be filed on Form N-PX to Eaton Vance Management, which acts as administrator to each of the Funds (the "Administrator"), for each Fund that such Adviser manages. The Boards hereby delegate the responsibility to file Form N-PX on behalf of each Fund to the Administrator.

IV. CONFLICTS OF INTEREST

The Boards expect each Adviser, as a fiduciary to the Fund(s) it manages, to put the interests of each Fund and its shareholders above those of the Adviser. In the event that in connection with its proxy voting responsibilities a conflict of interest arises between a Fund's shareholders and the Fund's Adviser or the Administrator (or any of their affiliates) or any affiliated person of the Fund, the Adviser, to the extent it is aware or reasonably should have been aware of the conflict, will refrain from voting any proxies related to companies giving rise to such conflict until it notifies and consults with the appropriate Board(s) concerning the conflict.

Once the Adviser notifies the relevant Board(s) of the conflict, the Board(s) shall convene a meeting of the Boards' Fund Special Committee (the "Committee") to review and consider all relevant materials related to the proxies involved. In considering such proxies, the Adviser shall make available all materials requested by the Committee and make reasonably available appropriate personnel to discuss the matter with the Committee upon the Committee's request. The Committee will instruct the Adviser on the appropriate course of action. If the

Committee is unable to meet and the failure to vote a proxy would have a material adverse impact on the Fund(s) involved, each Adviser will have the right to vote such proxy, provided that it discloses the existence of the conflict to the Committee at its next meeting.

V. REPORTS

The Administrator shall make copies of each Form N-PX filed on behalf of the Funds available for the Boards' review upon the Boards' request. The Administrator (with input from the Adviser for the relevant Fund(s)) shall also provide any reports reasonably requested by the Boards regarding the proxy voting records of the Funds.

Each Adviser shall annually report any material changes to such Adviser's proxy voting policies and procedures to the relevant Board(s) and the relevant Board(s) will annually review and approve the Adviser's proxy voting policies and procedures. Each Adviser shall report any changes to such Adviser's proxy voting policies and procedures to the Administrator prior to implementing such changes in order to enable the Administrator to effectively coordinate the Funds' disclosure relating to such policies and procedures.

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                                                                      APPENDIX E
                             LLOYD GEORGE MANAGEMENT
                             PROXY VOTING PROCEDURES

I. INTRODUCTION

As the investment adviser, investment manager or any other roles which are to that effect, Lloyd George Management ("LGM") and its affiliates are responsible (unless clients specified to the contrary in the agreement) for the proxy voting of stocks held in the accounts on behalf of the clients. These clients include mutual funds, ERISA, and other investment advisory accounts.

LGM has adopted and implemented these procedures (and the proxy voting policies attached hereto and incorporated as part of these procedures) that LGM believes is reasonably designed to ensure that proxies are voted in the best interest of its clients, and in accordance with our fiduciary duties, with the Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended and with the long-standing fiduciary standards and responsiblities for ERISA accounts set out in the Department of Labor Bulletin 94-2 C.F.R. 2509.94-2 (July29, 1994) of the United States of America.

II. VOTING AUTHORITY

All client accounts of LGM are categorised into three different levels of voting authority, and such records will be kept up-to-date and amended accordingly when required, by the Proxy Administrator ("PA")

Category 0 : if the client or some other parties besides LGM is to vote the proxies

Category 1 : if LGM is to vote the proxies according to LGM's standard proxy voting policies

Category 2 : if the account has special voting objectives and for which LGM has voting responsibility

III. PROXY NOTICES

Proxy notices are received from custodians or proxy processing service companies (which have been delegated with the proxy voting processing task by the custodians), by mail, fax or electronic means. The PA logs all proxy notices received in the proxy notices file and reconcile the account information and the number of shares on the proxy ballot against LGM's latest records. Any discrepancies are communicated to the custodian as soon as possible so that LGM can vote the proxy ballot with the correct information.

IV. VOTING

The PA determines, in consultation with the appropriate analysts/portfolio managers as necessary, how LGM will vote on each matter contained in the proxy statement in accordance with the Proxy Voting Policies (Appendix A) for all category 1 accounts, and in accordance with the accounts' special voting objectives for all category 2 accounts. When there are factors causing an issue to fall outside the usual voting practices indicated by the Proxy Voting Policies, the relevant analysts/portfolio managers will be consulted and the voting decision reached will be recorded on the Analyst/Portfolio Manager Proxy Consultation Form (Appendix B).

V. RETURNING OF VOTED PROXY STATEMENTS

Proxy materials are prioritised so that the earliest meetings will be handled first, and the PA will ensure that the voted proxy statements are returned to the custodian or the proxy processing service company well before the meeting dates. The voted proxy statements are returned by fax or by electronic means via the proxy processing service company's system. Evidence (for example, the fax delivery log, the e-mail delivery receipt or the returned receipt from the custodian) to show that the voted proxy statements have been successfully delivered is retained.

VI. RECORDKEEPING

A copy of the voted proxy statement together with the Analyst/Portfolio Manager Proxy Consultation Form and any other documents that are material in reaching the voting decision are filed alphabetically by company name and by year in which they are voted. Client written request and all written responses by LGM to written or oral requests for proxy voting information are also maintained. These records are retained for five years and in accordance with the recordkeeping requirements stated in Section 204-2 of the Investment Advisers Act of 1940, as amended.

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
                                   Appendix A

                             LLOYD GEORGE MANAGEMENT
                              Proxy Voting Policies

I. INTRODUCTION

Lloyd George Management (the "Adviser") has adopted and implemented policies (and the procedures into which they are incorporated) that it believes are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with its fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Adviser's authority to vote the proxies of their clients is established by its advisory contracts or similar documentation. These proxy policies (and the procedures into which they are incorporated) reflect the Securities and Exchange Commission ("SEC") requirements governing advisers and the long-standing fiduciary standards and responsibilities for ERISA accounts set out in the Department of Labor Bulletin 94-2 C.F.R. 2509.94-2 (July 29, 1994).

OVERVIEW

The Adviser manages its clients' assets with the overriding goal of seeking to provide the greatest possible return to clients consistent with governing laws and the investment policies of each client. In pursuing that goal, the Adviser seeks to exercise its clients' rights as shareholders of voting securities to support sound corporate governance of those companies with the principal aim of maintaining or enhancing the companies' economic value.

The exercise of shareholder rights is generally done by casting votes by proxy at shareholder meetings on matters submitted to shareholders for approval. For example, the election of directors or the approval of a company's stock option plans for directors, officers or employees. The Adviser is adopting the formal written guidelines described in detail below and will utilize such guidelines in voting proxies on behalf of its clients. These guidelines are designed to promote accountability of a company's management and Board of Directors to its shareholders and to align the interests of management with those of shareholders.

In seeking to ensure a level of consistency and rationality in the proxy voting process, the guidelines contained in these policies are designed to address the manner in which certain matters that arise regularly in proxies will generally be voted. However, the Adviser takes the view that these guidelines should not be used as mechanical instructions for the exercise of this important shareholder right. Except in the instance of routine matters related to corporate administrative matters which are not expected to have a significant economic impact on the company or its shareholders (on which the Adviser will routinely vote with management), the Adviser will review each matter on a case-by-case basis and reserves the right to deviate from these guidelines when the situation requires such a deviation. In addition, no set of guidelines can anticipate all situations that may arise. In special cases, the Proxy Administrator (the person specifically charged with the responsibility to review and vote proxies on behalf of each Adviser's clients) may seek insight from the Adviser's portfolio managers and analysts on how a particular proxy proposal will impact the financial prospects of a company, and vote accordingly. The guidelines are just that: guidelines - but they are not hard and fast rules, simply because corporate governance issues are so varied.

PROXY VOTING GUIDELINES

The following guidelines relate to the types of proposals that are most frequently presented in proxy statements to shareholders. Absent unusual circumstances, the Adviser will utilize these guidelines when voting proxies on behalf of its clients.

A. Election of Board of Directors

The Adviser believes that a Board of Directors should primarily be independent, not have significant ties to management and consist of members who are all elected annually. In addition, the Adviser believes that important board committees (eg audit, nominating and compensation committees) should be entirely independent. In general,

     * The Adviser will support the election of directors that result in a board made up of a majority of independent directors.

     * The Adviser will support the election for non-independent directors to serve on the audit, compensation, and/or nominating committees of a Board of Directors.

     * The Adviser will hold all directors accountable for the actions of the Board's committees. For example, the Adviser will consider withholding votes for nominees who have recently approved compensation arrangements that the Adviser deems excessive or propose equity-based compensation plans that unduly dilute the ownership interests of stockholders.

     * The Adviser will support efforts to declassify existing boards, and will vote against efforts by companies to adopt classified board structures.

     * The Adviser will vote against proposals for cumulative voting, confidential stockholder voting and the granting of pre-emptive rights.

B. APPROVAL OF INDEPENDENT AUDITORS

The Adviser believes that the relationship between the company and its auditors should be limited primarily to the audit engagement and closely allied audit-related and tax services, although non-audit services may be provided so long as they are consistent with the requirements of the Sarbanes-Oxley Act and, if required, have been approved by an independent audit committee. The Adviser will also consider the reputation of the auditor and any problems that may have arisen in the auditors' performance of services.

C. EXECUTIVE COMPENSATION

The Adviser believes that appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of shareholders and the interests of management, employees, and directors. Conversely, the Adviser is opposed to plans that substantially dilute shareholders' ownership interests in the company or have inherently objectionable structural features.

     * The Adviser will generally vote against plans where total potential dilution (including all equity-based plans) seems likely to exceed 15% of shares outstanding over ten years and extends longer than ten years.

     * The Adviser will generally vote against plans if annual option grants have exceeded 2% of shares outstanding.

These total and annual dilution thresholds are guidelines, not ceilings, and when assessing a plan's impact on our shareholdings the Adviser considers other factors such as specific industry practices, company and stock performance and management credibility. The Proxy Administrator will consult with the relevant portfolio manager(s) to determine when or if it may be appropriate to exceed these guidelines.

     * The Adviser will typically vote against plans that have any of the following structural features:

          *    Ability  to  re-price   underwater  options  without  shareholder
               approval.
          * The unrestricted ability to issue options with an exercise price below the stock's current market price.
          *    Automatic share replenishment ("evergreen") feature.

     * The Adviser is supportive of measures intended to increase long-term stock ownership by executives. These may include:

          * Requiring senior executives to hold a minimum amount of stock in the company (frequently expressed as a certain multiple of the executive's salary).
          *    Using restricted stock grants instead of options.
          * Utilising phased vesting periods or vesting tied to company specific milestones or stock performance.

     * The Adviser will generally support the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value.

In assessing a company's executive compensation plan, the Advisers will weigh all components of the plan. For example, the grant of stock options to executives of a company in a particular year may appear excessive if that grant goes above 2% of the shares outstanding of the company. However such grants may be appropriate if the senior management of the company has accepted significantly reduced cash compensation for the year in lieu of receiving a greater number of options.

D. CORPORATE STRUCTURE MATTERS/ANTI-TAKEOVER DEFENSES

As a general matter, the Adviser generally opposes anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions. In general,

     * Because a classified board structure prevents shareholders from electing a full slate of directors annually, the Adviser will typically vote against proposals to create classified boards and vote in favor of shareholder proposals to declassify a board.

     * The Adviser will vote for proposals to subject shareholder rights plans ("poison pills") to a shareholder vote.

     * The Adviser will vote for shareholder proposals that seek to eliminate supermajority voting requirements and oppose proposals seeking to implement supermajority voting requirements.

     * The Adviser will generally vote against proposals to authorise preferred stock whose voting, conversion, dividend and other rights are determined at the discretion of the board of directors when the stock is issued when used as an anti-takeover device. However, such "blank check" preferred stock may be issued for legitimate financing needs and the Advisor can vote for proposals to issue such preferred stock in those circumstances.

     * The Adviser will vote for proposals to lower barriers to shareholder action (for example, limiting rights to call special meetings or act by written consent).

     * The Adviser will vote against proposals for a separate class of stock with disparate voting rights.

     * The Adviser will consider on a case-by-case basis board approved proposals regarding changes to a company's capitalization, however the Adviser will generally vote in favor of proposals authorizing the issuance of additional common stock (except in the case of a merger, restructuring or other significant corporate event which will be handled on a case-by-case basis) provided that such issuance does not exceed three times the number of currently outstanding shares.

E. STATE OF INCORPORATION/OFFSHORE PRESENCE

Under ordinary circumstances, the Adviser will not interfere with a choice to reincorporate or reorganize a company in a different jurisdiction, provided that management's decision has been approved by a Board of Directors. The Adviser recognises that there may be many benefits to reincorporation (such as tax benefits and more developed business laws in the jurisdiction of reincorporation). Each proposal to reincorporate in offshore tax havens will be reviewed on a case-by-case basis to determine whether such actions are in the best interests of the shareholders of the company including the Adviser's clients.

F. ENVIRONMENTAL/SOCIAL POLICY ISSUES

The Adviser believes that "ordinary business matters" are primarily the responsibility of management and should be approved solely by the company's board of directors. The Adviser recognizes that certain social and environmental issues raised in shareholder proposals are the subject of vigorous public debate and many are the subject of legal statutes or regulation by federal and/or state agencies. The Adviser generally supports management on these types of proposals, though they may make exceptions in certain instances where they believe a proposal has substantial economic implications. The Adviser expects that the companies in which they invest their clients' assets will act as responsible corporate citizens.

G. CIRCUMSTANCES UNDER WHICH THE ADVISERS WILL ABSTAIN FROM VOTING

The Adviser will seek to vote all proxies for clients who have delegated the responsibility to vote such proxies to the Adviser. Under certain circumstances, the costs to their clients associated with voting such proxies would far outweigh the benefit derived from exercise the right to vote. In those circumstances, the Adviser will make a case-by-case determination on whether or not to vote such proxies. In the case of countries which required so-called "share blocking", the Adviser may also abstain from voting. The Adviser will not seek to vote proxies on behalf of their clients unless they have specifically agreed to take on that responsibility on behalf of a client. Finally, the Adviser may be required to abstain from voting on a particular proxy in a situation where a conflict exists between the Adviser and its Client. The policy for resolution of such conflicts is described below in Section V.

RECORDKEEPING

The Adviser will maintain records relating to the proxies they vote on behalf of its clients in accordance with Section 204-2 of the Investment Advisers Act of 1940, as amended. Those records will include:

     *    A copy of the Adviser's proxy voting policies and procedures;

     * Proxy statements received regarding client securities (if such proxies are available on the SEC's EDGAR system or a third party undertakes to promptly provide a copy of such documents to the Adviser, the Adviser does not need to retain a separate copy of the proxy statement);

     *    A record of each vote cast;

     * A copy of any document created by the Adviser that was material to making a decision on how to vote a proxies for a client or that memorializes the basis for such a decision; and

     * Each written client request for proxy voting records and the Adviser's written response to any client request (whether written or oral) for such records.

All records described above will be maintained in an easily accessible place for five years and will be maintained in the offices of the Adviser for two years after they are created.

IDENTIFICATION AND RESOLUTION OF CONFLICTS WITH CLIENTS

As fiduciary to its clients the Adviser puts the interests of its clients ahead of its own. In order to ensure that relevant personnel of the Adviser are able to identify potential conflicts of interest, the Adviser will take the following steps.

     * Quarterly the Compliance Department will confirm a list of clients and prospective clients with the Marketing Department.

     *    A representative of the Compliance Department will give a list of such
          identified  companies  (the  "Conflicted   Companies")  to  the  Proxy
          Administrator.

     * The Proxy Administrator will compare the list of Conflicted Companies with the names of companies for which she expects to receive or has received proxy statements (the "Proxy Companies"). If a Conflicted Company is also a Proxy Company the Proxy Adminstrator will report that fact to the Compliance Department.

If the Compliance Department determines that a conflict of interest exists between the Adviser and its client the following steps will be taken to resolve such conflict prior to any proxies relating to these Conflicted Companies being voted.

     * If the Proxy Administrator expects to vote the proxy of the Conflicted Company strictly according to the guidelines contained in these Proxy Voting Policies (the "Policies"), she will (i) inform the Compliance Department of that fact, (ii) vote the proxies and (iii) record the existence of the conflict and the resolution of the matter.

     * If the Proxy Administrator intends to vote in a manner inconsistent with the guidelines contained herein or, if the issues raised by the proxy are not contemplated by these Policies, and the matters involved in such proxy could have a material economic impact on the clients involved, the Adviser will seek instruction on how the proxy should be voted from:

          -    The client, in the case of an individual or corporate client;
          - The Board of Directors, or any committee therof identified by the Board, in the case of a Fund; or
          -    The  adviser,   in  situations   where  the  Adviser  acts  as  a
               sub-adviser to such adviser.

The Adviser will provide all reasonable assistance to each party to enable such party to make an informed decision.

If the client, Board of Directors or adviser, as the case may be, fails to instruct the Adviser on how to vote the proxy, the Adviser will generally abstain from voting in order to avoid the appearance of impropriety. If however, the failure of the Adviser to vote its clients' proxies would have a material adverse impact on the Adviser's clients' securities holdings in the Conflicted Company, the Adviser may vote such proxies in order to protect its clients' interests. In either case, the Proxy Administrator will record the existence of the conflict and the resolution of the matter.

                                                                      Appendix B

               ANALYST/ PORTFOLIO MANAGER PROXY CONSULTATION FORM

Date:
              ------------------------------------------------------------------

Company Name:
              ------------------------------------------------------------------

Analyst:
              ------------------------------------------------------------------

Issue Number(s) (as numbered in proxy statement) discussed:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Vote Decision(s) (indicating issue number):

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Reason for Decision(s):


Issue #                          Reason

---------------                  -----------------------------------------------

---------------                  -----------------------------------------------

---------------                  -----------------------------------------------

---------------                  -----------------------------------------------

---------------                  -----------------------------------------------

---------------                  -----------------------------------------------

---------------                  -----------------------------------------------

---------------                  -----------------------------------------------

---------------                  -----------------------------------------------

---------------                  -----------------------------------------------

---------------                  -----------------------------------------------

---------------                  -----------------------------------------------

---------------                  -----------------------------------------------

---------------                  -----------------------------------------------

---------------                  -----------------------------------------------

---------------                  -----------------------------------------------

[EV LOGO]

[GRAPHIC IMAGE]

ANNUAL REPORT AUGUST 31, 2004

EATON VANCE ASIAN SMALL COMPANIES FUND

[GRAPHIC IMAGE]

                                EATON VANCE FUNDS
                             EATON VANCE MANAGEMENT
                         BOSTON MANAGEMENT AND RESEARCH
                         EATON VANCE DISTRIBUTORS, INC.

                                 PRIVACY NOTICE

The Eaton Vance organization is committed to ensuring your financial privacy. This notice is being sent to comply with privacy regulations of the Securities and Exchange Commission. Each of the above financial institutions has in effect the following policy with respect to nonpublic personal information about its customers:

- Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected.

- None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account).

- Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

For more information about Eaton Vance's privacy policies, call: 1-800-262-1122.

                                IMPORTANT NOTICE
                              REGARDING DELIVERY OF
                              SHAREHOLDER DOCUMENTS

The Securities and Exchange Commission permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

EATON VANCE, OR YOUR FINANCIAL ADVISER, MAY HOUSEHOLD THE MAILING OF YOUR DOCUMENTS INDEFINITELY UNLESS YOU INSTRUCT EATON VANCE, OR YOUR FINANCIAL ADVISER, OTHERWISE.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

The Fund will file a schedule of its portfolio holdings on Form N-Q with the Securities and Exchange Commission (the "SEC") for the first and third quarters of each fiscal year. The Fund's Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures without charge, upon request, by calling 1-800-262-1122. This description is also available on the Securities and Exchange Commission's website at http://www.sec.gov.

EATON VANCE ASIAN SMALL COMPANIES FUND as of August 31, 2004

LETTER TO SHAREHOLDERS

[PHOTO OF THOMAS E. FAUST JR.]
Thomas E. Faust Jr.
President

Eaton Vance Asian Small Companies Fund Class A shares had a total return of 13.69% for the year ended August 31, 2004. That return was the result of an increase in net asset value per share (NAV) from $28.61 on August 31, 2003 to $31.80 on August 31, 2004, and the reinvestment of $0.142 in dividends and $0.645 in capital gain distributions.(1)

Class B shares had a total return of 13.15% for the same period, the result of an increase in NAV from $18.20 on August 31, 2003 to $19.94 on August 31, 2004 and the reinvestment of $0.065 in dividends and $0.645 in capital gain distributions.(1)

The Fund's returns lagged its benchmark, the Morgan Stanley Capital International All Country Asia Pacific Index - a broad-based, unmanaged index of common stocks traded in developed and emerging markets of the Asia Pacific region - which had a return of 19.60% for the year ended August 31, 2004.(2)

ASIAN MARKETS HAVE UNDERGONE A MODEST CORRECTION IN 2004...

Following robust showings in 2003, some Asian markets moderated somewhat in 2004. Concerns over the pace of the U.S. recovery, as well as surging oil prices and the threat of higher inflation, were prime causes of the market corrections. Nonetheless, Asian economic growth remained generally on track, with many countries enjoying GDP growth rates well above those in the U.S. and western Europe. For example, Singapore posted 12.5% GDP growth in the second quarter of 2004, benefiting from increased trade with China and a continuing strong global appetite for electronics, one-half of Singapore's exports. Taiwan's economy achieved its fastest growth rate in four years, although investors closely monitored U.S. demand, a key factor in Taiwan's export-based economy.

WITH SURGING ECONOMIC GROWTH, RISING ENERGY COSTS HAVE BEEN A CHALLENGE FOR ASIA...

Amid its rapid economic development, Asia's energy demands have grown commensurately. As net importers of oil, some countries are especially vulnerable to a spike in prices or a disruption in supply. With growing air traffic and a rapid climb in automobile use, the region's energy demand is expected to grow at a faster pace than in the U.S. That trend will require more investment and advanced planning and will present challenges as well as opportunities for some companies.

It is encouraging that, despite the energy and inflation concerns, Asian core economies have continued to post relatively strong GDP growth. We are optimistic that smaller companies in these Asian countries will continue to present interesting investment opportunities. In the following pages, portfolio manager Kooi Cho Yu discusses the past fiscal year and developments in the Fund.

                                                  Sincerely,

                                                  /s/ Thomas E. Faust
                                                  Thomas E. Faust
                                                  President
                                                  October 6, 2004

FUND INFORMATION
as of August 31, 2004

PERFORMANCE(3)                                   CLASS A       CLASS B
----------------------------------------------------------------------
Average Annual Total Returns
  (at net asset value)

One Year                                           13.69%        13.15%
Five Years                                         16.65          N.A.
Life of Fund+                                      25.01         13.93
SEC Average Annual Total Returns
  (including sales charge or applicable CDSC)

One Year                                            7.14%         8.15%
Five Years                                         15.27          N.A.
Life of Fund+                                      23.67         13.68

+Inception dates: Class A: 3/1/99; Class B: 10/8/99

(1) THESE RETURNS DO NOT INCLUDE THE 5.75% MAXIMUM SALES CHARGE FOR THE FUND'S CLASS A SHARES OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES (CDSC) FOR THE FUND'S CLASS B SHARES. IF SALES CHARGES WERE REFLECTED, PERFORMANCE WOULD BE LOWER. (2) IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX. (3) RETURNS ARE HISTORICAL AND ARE CALCULATED BY DETERMINING THE PERCENTAGE CHANGE IN NET ASSET VALUE WITH ALL DISTRIBUTIONS REINVESTED. SEC AVERAGE ANNUAL RETURNS FOR CLASS A REFLECT A 5.75% SALES CHARGE. CLASS A SHARES REDEEMED OR EXCHANGED WITHIN 3 MONTHS OF SETTLEMENT OF PURCHASE ARE SUBJECT TO A 1% EARLY REDEMPTION FEE. CLASS B RETURNS REFLECT APPLICABLE CDSC BASED ON THE FOLLOWING SCHEDULE: 5%-1ST AND 2ND YEARS; 4%-3RD YEAR; 3%-4TH YEAR; 2%-5TH YEAR; 1%-6TH YEAR.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE IS FOR THE STATED TIME PERIOD ONLY; DUE TO MARKET VOLATILITY, THE FUND'S CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE QUOTED RETURN. THE FUND'S PERFORMANCE DURING CERTAIN PERIODS REFLECTS THE STRONG STOCK MARKET PERFORMANCE AND/OR THE STRONG PERFORMANCE OF STOCKS HELD DURING THOSE PERIODS. THIS PERFORMANCE IS NOT TYPICAL AND MAY NOT BE REPEATED. FOR PERFORMANCE AS OF THE MOST RECENT MONTH-END, PLEASE REFER TO www.eatonvance.com.

Mutual fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

EATON VANCE ASIAN SMALL COMPANIES FUND as of August 31, 2004

MANAGEMENT DISCUSSION

[PHOTO OF KOOI CHO YU]
Kooi Cho Yu
Portfolio Manager

AN INTERVIEW WITH KOOI CHO YU, LLOYD GEORGE MANAGEMENT, INVESTMENT ADVISER TO ASIAN SMALL COMPANIES PORTFOLIO.

Q: CHO YU, HOW WOULD YOU CHARACTERIZE THE INVESTMENT CLIMATE FOR SMALL COMPANIES
   IN ASIA DURING THE PAST FISCAL YEAR?

A: The investment climate for small companies in Asia during the past fiscal year can be characterized into two distinct periods. In the first half of the year, abundant liquidity conditions in Asia and rising corporate earnings drove share prices to record highs. In the second half, tentative signs of a potential slowdown in the U.S. - and, indeed, globally - as well as high oil prices, rising inflationary pressures and higher interest rates quickly reversed the positive momentum in share prices.

   Furthermore, generally cautious-to-negative earnings guidance from companies in the U.S. and Europe in March and April 2004 also resulted in a slew of GDP and earnings downgrades by analysts, adding to investors' perception that we may have seen the best of the earnings growth story in 2003.

Q: CHINA AND INDIA ARE VERY IMPORTANT GROWTH CENTERS WITHIN THE BROADER ASIAN
   ECONOMY. WHAT HAVE BEEN THE CATALYSTS FOR GROWTH IN THOSE COUNTRIES IN THE PAST YEAR?

A: For China, the main drivers have been residential and corporate fixed-asset investment, which grew by more than 25% year-over-year in 2003 and at a similar rate in the first half of 2004. That trend reflected a particularly sharp pickup in industrial expenditures - especially in electronics, basic materials and machinery - as well as in consumer durables, such as automobiles.

   For India, most economists have revised down their GDP growth forecast to 5.5%-to-6.5% on the back of an insufficient rainy season this year. The resulting weaker growth in rural incomes is likely to have a diminishing effect on consumption, as almost two-thirds of the population is still dependent on agriculture for its livelihood, which is already showing signs of cooling.

Q: THE FUND REGISTERED VERY STRONG PERFORMANCE IN THE FIRST HALF OF THE FISCAL
   YEAR, BEFORE GIVING BACK SOME OF THOSE GAINS IN THE SECOND HALF. WHAT SECTORS WERE PRIMARILY RESPONSIBLE FOR THE FUND'S STRONG PERFORMANCE?

A: The Fund's performance was mainly driven by sectors that were geared toward the strong domestic demand trend throughout the region, including the financial, retail and automobile sectors. With the high savings rate prevalent in most Asian countries, historically low interest

TEN LARGEST HOLDINGS(1)

Dairy Farm International Holdings        4.1%
SMRT Corp Ltd.                           3.8
MobileOne Ltd.                           3.5
Singapore Post Ltd.                      2.6
Jaya Holdings Ltd.                       2.4
Malakoff Berhad                          2.2
Ezra Holdings Ltd.                       2.0
Synnex Technology International Corp.    1.9
Bangkok Expressway PCL                   1.9
Central Pattana PCL                      1.9

[CHART]

REGIONAL DISTRIBUTION(1)
As a percentage of common stock investments

Australia                       0.6%
The Philippines                 0.6%
Singapore                      29.0%
Taiwan                         18.9%
Thailand                       15.6%
Malaysia                        9.0%
South Korea                     8.3%
India                           8.0%
Hong Kong                       7.6%
Indonesia                       1.6%
New Zealand                     0.8%

(1) Because the Portfolio is actively managed, Ten Largest Holdings and Regional Distribution are subject to change. All data are as of 8/31/04 and are based on total common stock holdings.

   rates and high consumer confidence due to the buoyant economic growth, consumers have been encouraged to dig into their wallets to spend, thereby benefiting the stocks leveraged to this theme.

Q: WHAT SECTORS WERE AMONG THE PORTFOLIO'S LAGGARD PERFORMERS AND WHAT HAS HELD
   THOSE STOCKS BACK?

A: The laggards in the Portfolio included some retail finance stocks in Thailand. These companies suffered, as consumption growth was tempered due to a downward revision of economic growth in the country. That followed on the back of the bird flu outbreak in the beginning of 2004, high oil prices and rising interest rate expectations.

   In addition, stocks with more defensive characteristics - that is, those with a secure earnings stream but lower growth rates and which pay relatively high dividends - failed to benefit fully from the rally in the markets.

Q: AS OF AUGUST 31, 2004, WHERE HAVE YOU BEEN FOCUSING THE PORTFOLIO'S
   INVESTMENTS, AND WHAT IS THE RATIONALE BEHIND THOSE ALLOCATIONS?

A: The Portfolio's largest sector weightings were: banking and finance, at 6.7%;
   electronic components, at 4.8%; real estate developers, at 4.6%; marine transport, at 4.1%; and telecommunications services, at 4.0%.(1) Those weightings include economically sensitive companies with an exposure to rising industrial and consumer demand, companies that are likely beneficiaries of strong export demand and defensive companies whose earnings growth is less dependent on the overall economy.

   Specifically, we have started to add to our holdings in the technology sector where we believe value is emerging after the sell-off since the beginning of 2004. We retain our bias towards the domestic demand-oriented stocks through selective additions in Hong Kong and Taiwan.

Q: THERE ARE MANY UNCERTAINTIES FACING INVESTORS - OIL PRICES, RISING INTEREST
   RATES, THE THREAT OF TERRORISM, ETC. ARE SMALL COMPANIES AS KEENLY AFFECTED BY THESE ISSUES, OR DO THEY TEND TO RESPOND TO THE DYNAMICS WITHIN THEIR OWN NICHES?

A: In times of uncertainty and volatility, small companies are generally more keenly affected, as risk-averse investors will demand greater premiums relative to the large-cap peers. However, it is also the case that some small-cap stocks with strong underlying fundamentals may be able to buck the general trend and trade on their own merits.

Q: WHAT SORT OF THREAT DOES THE SURGE IN OIL PRICES POSE TO ASIAN ECONOMIES AND
   MARKETS? ARE ANY STOCKS IN THE PORTFOLIO POSSIBLE BENEFICIARIES OF THAT
   TREND?

A: Asia is a large net importer of oil and therefore vulnerable to oil price rises. Sustained high oil prices can reduce income levels for oil consumers, both household and corporate, therefore reducing spending on other items and

[CHART]

FIVE LARGEST INDUSTRY WEIGHTINGS(1)
By total net assets

Banking & Finance                          6.7%

Electronic Components - Miscellaneous-     4.8%

Real Estate Development                    4.6%

Transport - Marine                         4.1%

Telecommunications Services                4.0%

(1) Because the Portfolio is actively managed, Five Largest Industry Weightings and Sector Weightings are subject to change. All data are as of 8/31/04 and are based on total common stock holdings.

   draining local liquidity. High oil prices can also lead to inflationary pressures, as companies and households seek to protect margins and incomes. As such, a prolonged period of high oil prices will undoubtedly be negative for Asian markets and, indeed, for global markets.

   An example of stocks in the Portfolio that have been beneficiaries of a high oil price environment include two companies that own and charter offshore support vessels to the oil and gas companies. With the rising oil prices, there will be more incentive for oil companies to engage in increased drilling activities, thus increasing the demand for their vessels.

EATON VANCE ASIAN SMALL COMPANIES FUND as of August 31, 2004

PERFORMANCE

PERFORMANCE(1)                                  CLASS A    CLASS B
Average Annual Total Returns
  (at net asset value)

One Year                                          13.69%     13.15%
Five Years                                        16.65       N.A.
Life of Fund+                                     25.01      13.93
SEC Average Annual Total Returns
  (including sales charge or applicable CDSC)

One Year                                           7.14%      8.15%
Five Years                                        15.27       N.A.
Life of Fund+                                     23.67      13.68

+Inception dates: Class A: 3/1/99; Class B: 10/8/99

(1) RETURNS ARE HISTORICAL AND ARE CALCULATED BY DETERMINING THE PERCENTAGE CHANGE IN NET ASSET VALUE WITH ALL DISTRIBUTIONS REINVESTED. SEC AVERAGE ANNUAL RETURNS FOR CLASS A REFLECT A 5.75% SALES CHARGE. CLASS A SHARES REDEEMED OR EXCHANGED WITHIN 3 MONTHS OF SETTLEMENT OF PURCHASE ARE SUBJECT TO A 1% EARLY REDEMPTION FEE. SEC AVERAGE ANNUAL RETURNS FOR CLASS B REFLECT APPLICABLE CDSC BASED ON THE FOLLOWING SCHEDULE: 5%-1ST AND 2ND YEARS; 4%-3RD YEAR; 3%-4TH YEAR; 2%-5TH YEAR; 1%-6TH YEAR.

[CHART]

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EATON VANCE ASIAN SMALL COMPANIES FUND CLASS A VS. THE MORGAN STANLEY CAPITAL INTERNATIONAL ALL COUNTRY ASIA PACIFIC INDEX*
March 31, 1999 - August 31, 2004

                   EATON VANCE ASIAN
                 SMALL COMPANIES FUND         FUND, INCLUDING
                        CLASS A            MAXIMUM SALES CHARGE           MSCI INDEX
 3/31/1999              10,000                     9,425                    10,000
 4/30/1999              11,058                    10,420                    10,745
 5/31/1999              11,337                    10,682                    10,231
 6/30/1999              13,250                    12,485                    11,251
 7/31/1999              14,206                    13,386                    11,941
 8/31/1999              14,708                    13,858                    11,890
 9/30/1999              15,292                    14,409                    12,243
10/31/1999              16,620                    15,661                    12,685
11/30/1999              19,499                    18,373                    13,361
12/31/1999              24,573                    23,154                    14,233
 1/31/2000              24,033                    22,645                    13,724
 2/29/2000              27,429                    25,845                    13,379
 3/31/2000              28,201                    26,573                    14,261
 4/30/2000              24,275                    22,873                    13,180
 5/31/2000              22,647                    21,339                    12,422
 6/30/2000              23,652                    22,286                    13,284
 7/31/2000              21,679                    20,427                    12,036
 8/31/2000              22,451                    21,155                    12,537
 9/30/2000              20,535                    19,349                    11,736
10/31/2000              19,646                    18,512                    10,989
11/30/2000              18,709                    17,628                    10,590
12/31/2000              18,064                    17,021                    10,166
 1/31/2001              19,939                    18,788                    10,439
 2/28/2001              19,256                    18,144                     9,962
 3/31/2001              17,098                    16,110                     9,383
 4/30/2001              17,430                    16,423                     9,900
 5/31/2001              18,650                    17,573                     9,882
 6/30/2001              18,162                    17,113                     9,453
 7/31/2001              17,723                    16,699                     8,854
 8/31/2001              17,762                    16,736                     8,678
 9/30/2001              16,492                    15,540                     7,702
10/31/2001              16,990                    16,009                     7,852
11/30/2001              18,494                    17,426                     8,225
12/31/2001              19,334                    18,217                     8,039
 1/31/2002              20,984                    19,772                     7,739
 2/28/2002              21,824                    20,563                     7,949
 3/31/2002              23,083                    21,750                     8,518
 4/30/2002              23,386                    22,036                     8,710
 5/31/2002              23,366                    22,017                     9,051
 6/30/2002              22,732                    21,419                     8,588
 7/31/2002              21,501                    20,260                     8,045
 8/31/2002              21,335                    20,103                     7,983
 9/30/2002              20,095                    18,935                     7,495

10/31/2002              19,011                    17,914                     7,294
11/30/2002              19,714                    18,576                     7,595
12/31/2002              19,363                    18,245                     7,346
 1/31/2003              19,617                    18,484                     7,194
 2/28/2003              19,636                    18,503                     7,133
 3/31/2003              18,650                    17,573                     6,891
 4/30/2003              19,783                    18,641                     6,994
 5/31/2003              21,746                    20,490                     7,379
 6/30/2003              23,562                    22,201                     7,862
 7/31/2003              26,735                    25,191                     8,206
 8/31/2003              27,936                    26,323                     8,911
 9/30/2003              29,987                    28,255                     9,302
10/31/2003              31,569                    29,746                     9,863
11/30/2003              32,184                    30,325                     9,644
12/31/2003              35,875                    33,804                    10,312
 1/31/2004              35,046                    33,023                    10,575
 2/29/2004              36,235                    34,143                    10,715
 3/31/2004              35,306                    33,267                    11,544
 4/30/2004              34,157                    32,185                    10,908
 5/31/2004              32,080                    30,228                    10,617
 6/30/2004              31,790                    29,955                    10,928
 7/31/2004              31,171                    29,371                    10,468
 8/31/2004              31,760                    29,927                    10,657

*SOURCES: THOMSON FINANCIAL; LIPPER INC. INVESTMENT OPERATIONS COMMENCED 3/1/99. INDEX INFORMATION IS AVAILABLE ONLY AT MONTH-END; THEREFORE, THE LINE COMPARISON BEGINS AT THE NEXT MONTH-END FOLLOWING THE COMMENCEMENT OF THE FUND'S INVESTMENT OPERATIONS. THE PERFORMANCE CHART ABOVE COMPARES THE FUND'S TOTAL RETURN WITH THAT OF A BROAD-BASED SECURITIES MARKET INDEX. RETURNS ARE HISTORICAL AND ARE CALCULATED BY DETERMINING THE PERCENTAGE CHANGE IN NET ASSET VALUE WITH ALL DISTRIBUTIONS REINVESTED. THE LINES ON THE CHART REPRESENT THE TOTAL RETURNS OF $10,000 HYPOTHETICAL INVESTMENTS IN THE FUND AND THE MORGAN STANLEY CAPITAL INTERNATIONAL ALL COUNTRY ASIA PACIFIC INDEX - A BROAD-BASED INDEX OF COMMON STOCKS TRADED IN DEVELOPED AND EMERGING MARKETS OF THE ASIA PACIFIC REGION. A $10,000 INVESTMENT IN THE FUND'S CLASS B SHARES ON 10/8/99 AT NET ASSET VALUE WOULD HAVE BEEN WORTH $18,944 ON AUGUST 31, 2003, $18,744 INCLUDING THE FUND'S APPLICABLE CDSC. THE GRAPH AND PERFORMANCE TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE INDEX'S TOTAL RETURNS DO NOT REFLECT ANY COMMISSIONS OR EXPENSES THAT WOULD HAVE BEEN INCURRED IF AN INVESTOR INDIVIDUALLY PURCHASED OR SOLD THE SECURITIES REPRESENTED IN THE INDEX. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. RETURNS ARE HISTORICAL AND ARE CALCULATED BY DETERMINING THE PERCENTAGE CHANGE IN NET ASSET VALUE OR OFFERING PRICE (AS APPLICABLE) WITH ALL DISTRIBUTIONS REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE IS FOR THE STATED TIME PERIOD ONLY; DUE TO MARKET VOLATILITY, THE FUND'S CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE QUOTED RETURN. THE FUND'S PERFORMANCE DURING CERTAIN PERIODS REFLECTS THE STRONG STOCK MARKET PERFORMANCE AND/OR THE STRONG PERFORMANCE OF STOCKS HELD DURING THOSE PERIODS. IN 2003, THE FUND'S PERFORMANCE BENEFITED SIGNIFICANTLY FROM THE EXCEPTIONAL PERFORMANCE OF INDIAN AND HONG KONG STOCKS. THIS PERFORMANCE IS NOT TYPICAL AND MAY NOT BE REPEATED. FOR PERFORMANCE AS OF THE MOST RECENT MONTH-END, PLEASE REFER TO www.eatonvance.com.

EATON VANCE ASIAN SMALL COMPANIES FUND as of August 31, 2004

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2004 - August 31, 2004).

Actual Expenses: The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                     EATON VANCE ASIAN SMALL COMPANIES FUND

                              BEGINNING ACCOUNT VALUE     ENDING ACCOUNT VALUE     EXPENSES PAID DURING PERIOD*
                                      (3/1/04)                  (8/31/04)                (3/1/04-8/31/04)
Actual
Class A                            $    1,000.00               $    876.50                  $   12.31
Class B                            $    1,000.00               $    874.60                  $   14.56

Hypothetical
(5% return before expenses)
Class A                            $    1,000.00               $  1,012.00                  $   13.20
Class B                            $    1,000.00               $  1,009.60                  $   15.61

* Expenses are equal to the s annualized expense ratio of 2.61% for Class A shares and 3.09% Fund' for Class B shares multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on February 29, 2004. The example reflects the expenses of both the Fund and the Portfolio.

EATON VANCE ASIAN SMALL COMPANIES FUND as of August 31, 2004
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

AS OF AUGUST 31, 2004

ASSETS

Investment in Asian Small Companies Portfolio, at value
   (identified cost, $41,255,404)                                                  $    36,856,784
Receivable for Fund shares sold                                                            193,631
Prepaid expenses                                                                            17,100
--------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                       $    37,067,515
--------------------------------------------------------------------------------------------------

LIABILITIES

Payable for Fund shares redeemed                                                   $        93,235
Payable to affiliate for distribution and service fees                                       3,371
Accrued expenses                                                                            31,532
--------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                                  $       128,138
--------------------------------------------------------------------------------------------------
NET ASSETS                                                                         $    36,939,377
--------------------------------------------------------------------------------------------------

SOURCES OF NET ASSETS

Paid-in capital                                                                    $    34,307,496
Accumulated undistributed net realized gain from Portfolio (computed on
   the basis of identified cost)                                                         7,115,593
Accumulated net investment loss                                                            (85,092)
Net unrealized depreciation from Portfolio (computed on the basis of
   identified cost)                                                                     (4,398,620)
--------------------------------------------------------------------------------------------------
TOTAL                                                                              $    36,939,377
--------------------------------------------------------------------------------------------------

CLASS A SHARES

NET ASSETS                                                                         $    29,001,522
SHARES OUTSTANDING                                                                         911,971
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
   (net assets DIVIDED BY shares of beneficial interest outstanding)               $         31.80
MAXIMUM OFFERING PRICE PER SHARE
   (100 DIVIDED BY 94.25 of $31.80)                                                $         33.74
--------------------------------------------------------------------------------------------------

CLASS B SHARES

NET ASSETS                                                                         $     7,937,855
SHARES OUTSTANDING                                                                         398,133
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE
   (net assets DIVIDED BY shares of beneficial interest outstanding)               $         19.94
--------------------------------------------------------------------------------------------------

On sales of $50,000 or more, the offering price of Class A shares is reduced.

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED
AUGUST 31, 2004

INVESTMENT INCOME

Dividends allocated from Portfolio (net of foreign taxes, $84,080)                 $       848,382
Interest allocated from Portfolio                                                            7,229
Expenses allocated from Portfolio                                                         (494,069)
--------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME FROM PORTFOLIO                                               $       361,542
--------------------------------------------------------------------------------------------------

EXPENSES

Management fee                                                                     $        91,875
Trustees' fees and expenses                                                                    101
Distribution and service fees
   Class A                                                                                 148,518
   Class B                                                                                  69,717
Transfer and dividend disbursing agent fees                                                 70,881
Registration fees                                                                           34,353
Printing and postage                                                                        13,941
Custodian fee                                                                               12,893
Legal and accounting services                                                               12,140
Miscellaneous                                                                                2,853
--------------------------------------------------------------------------------------------------
TOTAL EXPENSES                                                                     $       457,272
--------------------------------------------------------------------------------------------------

NET INVESTMENT LOSS                                                                $       (95,730)
--------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS)
FROM PORTFOLIO

Net realized gain (loss) --
   Investment transactions (net of foreign taxes, $1,318,174)
      (identified cost basis)                                                      $     8,253,860
   Foreign currency transactions                                                           (83,462)
--------------------------------------------------------------------------------------------------
NET REALIZED GAIN                                                                  $     8,170,398
--------------------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation)
   Investments (identified cost basis)                                             $    (6,292,539)
   Foreign currency                                                                            494
--------------------------------------------------------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                               $    (6,292,045)
--------------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN                                                   $     1,878,353
--------------------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS FROM OPERATIONS                                         $     1,782,623
--------------------------------------------------------------------------------------------------

                        SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

                                                               YEAR ENDED        YEAR ENDED
                                                               AUGUST 31, 2004   AUGUST 31, 2003
------------------------------------------------------------------------------------------------
INCREASE (DECREASE)
IN NET ASSETS
From operations --
   Net investment income (loss)                                $       (95,730)  $        92,079
   Net realized gain (loss) from investment
     transactions and foreign currency                               8,170,398           (71,195)
   Net change in unrealized appreciation
      (depreciation) from investments and
      foreign currency                                              (6,292,045)        2,316,306
------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM OPERATIONS                     $     1,782,623   $     2,337,190
------------------------------------------------------------------------------------------------
Distributions to shareholders --
   From net investment income
      Class A                                                  $      (126,317)  $            --
      Class B                                                          (16,913)               --
   From net realized gain
      Class A                                                         (577,030)               --
      Class B                                                         (167,885)               --
------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS                            $      (888,145)  $            --
------------------------------------------------------------------------------------------------
Transactions in shares of beneficial interest --
   Proceeds from sale of shares
      Class A                                                  $    32,868,498   $    13,253,162
      Class B                                                        9,087,111         1,530,587
   Net asset value of shares issued to
      shareholders in payment of
      distributions declared
      Class A                                                          542,336                --
      Class B                                                          115,637                --
   Cost of shares redeemed
      Class A                                                      (20,697,117)       (2,466,865)
      Class B                                                       (3,348,927)         (393,068)
   Redemption fees                                                      10,693             3,282
------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM FUND
   SHARE TRANSACTIONS                                          $    18,578,231   $    11,927,098
------------------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS                                     $    19,472,709   $    14,264,288
------------------------------------------------------------------------------------------------

NET ASSETS

At beginning of year                                           $    17,466,668   $     3,202,380
------------------------------------------------------------------------------------------------
AT END OF YEAR                                                 $    36,939,377   $    17,466,668
------------------------------------------------------------------------------------------------

ACCUMULATED UNDISTRIBUTED
NET INVESTMENT INCOME (LOSS)
INCLUDED IN NET ASSETS

AT END OF YEAR                                                 $       (85,092)  $        65,491
------------------------------------------------------------------------------------------------

Certain prior year amounts have been reclassed to conform to the current year presentation.

                        SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

                                                                           CLASS A
                                                --------------------------------------------------------------
                                                                    YEAR ENDED AUGUST 31,
                                                --------------------------------------------------------------
                                                  2004(1)      2003(1)      2002(1)      2001(1)       2000
--------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year            $   28.610   $   21.850   $   18.190   $   24.130   $   15.840
--------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM OPERATIONS

Net investment income (loss)                    $   (0.064)  $    0.437   $   (0.253)  $   (0.268)  $   (0.322)
Net realized and unrealized gain (loss)              4.030        6.306        3.913       (4.632)       8.660
--------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM OPERATIONS             $    3.966   $    6.743   $    3.660   $   (4.900)  $    8.338
--------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS

From net investment income                      $   (0.142)  $       --   $       --   $       --   $   (0.048)
From net realized gain                              (0.645)          --           --       (1.040)          --
--------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                             $   (0.787)  $       --   $       --   $   (1.040)  $   (0.048)
--------------------------------------------------------------------------------------------------------------

REDEMPTION FEES                                 $    0.011   $    0.017   $       --   $       --   $       --
--------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR                  $   31.800   $   28.610   $   21.850   $   18.190   $   24.130
--------------------------------------------------------------------------------------------------------------

TOTAL RETURN(2)                                      13.69%       30.94%       20.12%      (20.89)%      52.65%
--------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA+

Net assets, end of year (000's omitted)         $   29,002   $   15,121   $    2,349   $      340   $    1,723
Ratios (As a percentage of average daily
  net assets):
   Net expenses(3)                                    2.50%        2.47%        2.52%        2.78%        2.70%
   Net expenses after custodian fee reduction(3)      2.50%        2.47%        2.49%        2.50%        2.49%
   Net investment income (loss)                      (0.19)%       1.93%       (1.13)%      (1.38)%      (1.66)%
Portfolio Turnover of the Portfolio                    120%         112%          83%         109%         112%
--------------------------------------------------------------------------------------------------------------
+(4) The operating expenses of the Fund reflect a reduction of the management fee and/or distribution fee as well as an allocation of expenses to the
     Distributor. Had such actions not been taken, the ratios would have been as follows:

Ratios (As a percentage of average daily
  net assets):
   Expenses(3)                                                     3.54%        7.41%        7.84%        6.67%
   Expenses after custodian fee reduction(3)                       3.54%        7.38%        7.56%        6.46%
   Net investment income (loss)                                    0.86%       (6.02)%      (6.44)%      (5.63)%
Net investment income (loss) per share                       $    0.195   $   (1.348)  $   (1.251)  $   (1.092)
--------------------------------------------------------------------------------------------------------------

(1) Net investment income (loss) per share was computed using average shares outstanding.
(2) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.
(3) Includes the Fund's share of the corresponding Portfolio's allocated expenses.
(4) A contractual reimbursement was discontinued effective September 1, 2003.
* Certain prior year amounts have been reclassed to conform to the current year presentation.

                        SEE NOTES TO FINANCIAL STATEMENTS

                                                                           CLASS B
                                                --------------------------------------------------------------
                                                                    YEAR ENDED AUGUST 31,
                                                --------------------------------------------------------------
                                                  2004(1)      2003(1)      2002(1)      2001(1)       2000
--------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year            $   18.200   $   13.980   $   11.700   $   16.070   $   11.700
--------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM OPERATIONS

Net investment income (loss)                    $   (0.118)  $    0.129   $   (0.204)  $   (0.234)  $   (0.345)
Net realized and unrealized gain (loss)              2.566        4.091        2.484       (3.096)       4.715
--------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM OPERATIONS             $    2.448   $    4.220   $    2.280   $   (3.330)  $    4.370
--------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS

From net investment income                      $   (0.065)  $       --   $       --   $       --   $       --
From net realized gain                              (0.645)          --           --       (1.040)          --
--------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                             $   (0.710)  $       --   $       --   $   (1.040)  $       --
--------------------------------------------------------------------------------------------------------------

REDEMPTION FEES                                 $    0.002   $       --   $       --   $       --   $       --
--------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR                  $   19.940   $   18.200   $   13.980   $   11.700   $   16.070
--------------------------------------------------------------------------------------------------------------

TOTAL RETURN(3)                                      13.15%       30.19%       19.49%      (21.64)%      37.35%
--------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA+

Net assets, end of year (000's omitted)         $    7,938   $    2,346   $      853   $       14   $       47
Ratios (As a percentage of average daily
  net assets):
   Net expenses(4)                                    3.00%        2.97%        3.03%        3.28%        2.77%(5)
   Net expenses after custodian fee reduction(4)      3.00%        2.97%        3.00%        3.00%        2.56%(5)
   Net investment income (loss)                      (0.56)%       0.91%       (1.40)%      (1.88)%      (1.59)%(5)
Portfolio Turnover of the Portfolio                    120%         112%          83%         109%         112%
--------------------------------------------------------------------------------------------------------------
+(6)The operating expenses of the Fund reflect a reduction of the management fee and/or distribution fee as well as an allocation of expenses to the
    Distributor. Had such actions not been taken, the ratios would have been as follows:

Ratios (As a percentage of average daily
  net assets):
   Expenses(4)                                                     4.06%        6.64%       10.80%        4.81%(5)
   Expenses after custodian fee reduction(4)                       4.06%        6.61%       10.52%        4.60%(5)
   Net investment loss                                            (0.18)%      (5.01)%      (9.40)%      (3.63)%(5)
Net investment loss per share                                $   (0.026)  $   (0.730)  $   (1.170)  $   (0.788)
--------------------------------------------------------------------------------------------------------------

(1) Net investment income (loss) per share was computed using average shares outstanding.
(2) For the period from the commencement of offering of Class B shares, October 8, 1999 to August 31, 2000.
(3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.
(4) Includes the Fund's share of the corresponding Portfolio's allocated expenses.
(5) Annualized.
(6) A contractual reimbursement was discontinued effective September 1, 2003.

                        SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE ASIAN SMALL COMPANIES FUND as of August 31, 2004
NOTES TO FINANCIAL STATEMENTS

1    SIGNIFICANT ACCOUNTING POLICIES

     Eaton Vance Asian Small Companies Fund (the Fund) is a diversified series of Eaton Vance Growth Trust (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund offers two classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B shares are sold at net asset value and are subject to a contingent deferred sales charge (see Note 6). Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Asian Small Companies Portfolio (the Portfolio), a New York Trust, having the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (32.4% at August 31, 2004). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

     The Trustees have adopted a conversion feature pursuant to which Class B shares of the Fund automatically convert to Class A shares eight years after their purchase as described in the Fund's prospectus.

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

     A INVESTMENT VALUATION -- Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

     B INCOME -- The Fund's net investment income consists of the Fund's pro-rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with accounting principles generally accepted in the United States of America.

     C EXPENSE REDUCTION -- Investors Bank & Trust Company (IBT) serves as custodian to the Fund and the Portfolio. Pursuant to the respective custodian agreements, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Fund or the Portfolio maintains with IBT. All credit balances used to reduce the Fund's custodian fees are reported as a reduction of total expenses in the Statement of Operations.

     D FEDERAL TAXES -- The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its net investment income and any net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

     E USE OF ESTIMATES -- The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

     F EXPENSES -- The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

     G REDEMPTION FEES -- Upon the redemption or exchange of shares held by Class A shareholders for less than three months, a fee of 1% of the current net asset value of the shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital and amounted to $10,693 for the year ended August 31, 2004.

     H INDEMNIFICATIONS -- Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund and shareholders are indemnified against personal liability for obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

     I OTHER -- Investment transactions are accounted for on a trade-date basis.

2    DISTRIBUTIONS TO SHAREHOLDERS

     It is present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of the net investment income allocated to the Fund by the Portfolio, less the Fund's direct expenses and at least one distribution annually of all or substantially all of the net realized capital gains (reduced by any available capital loss carryforwards from prior years) allocated to the Fund by the Portfolio, if any. Shareholders may reinvest all distributions in shares of the Fund at the per-share net asset value as of the close of business on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

     The tax character of distributions paid for the year ended August 31, 2004 was as follows:

     Distributions declared from:

     Ordinary income                         $     143,230
     Long-term capital gain                  $     744,915

     There were no distributions for the year ended August 31, 2003.

     During the year ended August 31, 2004, paid-in capital was decreased by $428, accumulated net investment loss was decreased by $88,377, and accumulated undistributed net realized gain was decreased by $87,949 primarily due to differences between book and tax accounting for investment transactions. This change had no effect on the net assets or the net asset value per share.

     As of August 31, 2004, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

     Undistributed income                    $   3,874,168
     Undistributed gain                      $   3,474,044
     Unrealized loss                         $  (4,398,620)
     Other temporary differences             $    (317,711)

3    SHARES OF BENEFICIAL INTEREST

     The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

                                                 YEAR ENDED AUGUST 31,
                                                -----------------------
     CLASS A                                       2004         2003
     ------------------------------------------------------------------
     Sales                                         977,518      526,906
     Issued to shareholders electing to
       receive payments of distributions in
       Fund shares                                  15,742           --
     Redemptions                                  (609,746)    (105,985)
     ------------------------------------------------------------------
     NET INCREASE                                  383,514      420,921
     ------------------------------------------------------------------

                                                 YEAR ENDED AUGUST 31,
                                                -----------------------
     CLASS B                                       2004         2003
     ------------------------------------------------------------------
     Sales                                         423,472       97,914
     Issued to shareholders electing to
       receive payments of distributions in
       Fund shares                                   5,336           --
     Redemptions                                  (159,571)     (30,020)
     ------------------------------------------------------------------
     NET INCREASE                                  269,237       67,894
     ------------------------------------------------------------------

4    MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

     The management fee is earned by Eaton Vance Management (EVM) as compensation for management and administration of the business affairs of the Fund. For the year ended August 31, 2004, the fee was equivalent to 0.25% of the Fund's average daily net assets for such period and amounted to $91,875. Except for Trustees of the Fund who are not members of EVM's organization, officers and Trustees receive remuneration for their services to the Fund out of such management fee. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of those activities. During the year ended August 31, 2004, EVM earned $4,818 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM and the Fund's principal underwriter, received approximately $80,358 as its portion of the sales charge on sales of Class A shares for the year ended August 31, 2004.

     Certain officers and Trustees of the Fund and of the Portfolio are officers of the above organization.

5    DISTRIBUTION PLAN

     The Fund has in effect distribution plans for Class A shares (Class A Plan) and Class B shares (Class B Plan) (collectively, the Plans) pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Class B Plan requires the Fund to pay EVD amounts equal to 1/365 of 0.75% of the Fund's average daily net assets attributable to Class B shares. The Class A Plan requires the Fund to pay EVD an amount equal to, (a) 0.50% of that portion of the Fund's Class A shares average daily net assets attributable to Class A shares of the Fund which have remained outstanding for less than one year and (b) 0.25% of that portion of the Fund's Class A average daily net assets which is attributable to Class A shares of the Fund which have remained outstanding for more than one year, for providing ongoing distribution services and facilities to the Fund. The Fund's Class B shares will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% of the aggregate amount received by the Fund for the Class B shares sold plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD reduced by the aggregate amount of contingent deferred sales charges (see Note 6) and daily amounts theretofore paid to EVD. The Fund accrued approximately $133,284 and $52,331 for Class A and Class B shares, respectively, payable to EVD for the year ended August 31, 2004, representing approximately 0.45% and 0.75% of the average daily net assets for Class A and Class B shares, respectively. At August 31, 2004, the amount of Uncovered Distribution Charges EVD calculated under the Plan was approximately $327,000 for Class B shares.

     The Plans authorize the Fund to make payments of service fees to EVD, investment dealers and other persons in amounts not exceeding 0.25% of the Fund's average daily net assets attributable to Class A based on the value of Fund shares sold by such persons and remaining outstanding for at least one year. Service fee payments will be made for personal services and/or the maintenance of shareholder accounts. The Class B Plan authorizes the Fund to make service fee payments equal to 0.25% per annum of the Fund's average daily net assets attributable to Class B shares. Service fees are separate and distinct from the sales commissions and distribution fees payable by the Fund to EVD, and, as such are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fee payments for the year ended August 31, 2004, amounted to approximately $15,000 and $17,000 for Class A and Class B shares, respectively.

     Certain officers and Trustees of the Fund are officers or directors of EVD.

6    CONTINGENT DEFERRED SALES CHARGE

     A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class A shares made within three months of purchase and on redemptions of Class B shares made within six years of purchase. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. Class A shares will be subject to a 1% CDSC if redeemed within three months of purchase. Class B CDSC is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSC charges are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Plans (see Note 5). CDSC charges received when no Uncovered Distribution Charges exist will be credited to the Fund. EVD received approximately $20,000 and $36,000 of CDSC paid by Class A and Class B shareholders, respectively, for the year ended August 31, 2004.

7    INVESTMENT TRANSACTIONS

     Increases and decreases in the Fund's investment in the Portfolio aggregated $42,207,317 and $24,486,793 respectively, for the year ended August 31, 2004.

EATON VANCE ASIAN SMALL COMPANIES FUND as of August 31, 2004
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE TRUSTEES OF EATON VANCE GROWTH TRUST AND SHAREHOLDERS OF EATON VANCE ASIAN SMALL COMPANIES FUND:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Asian Small Companies Fund (one of the series constituting Eaton Vance Growth Trust) as of August 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Eaton Vance Asian Small Companies Fund at August 31, 2004, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
October 19, 2004

EATON VANCE ASIAN SMALL COMPANIES FUND as of August 31, 2004
FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you receive in January 2005 will show the tax status of all distributions paid to your account in calendar 2004. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Fund's fiscal year end regarding the status of qualified dividend income for individuals, the dividends received deduction for corporations, and the foreign tax credit.

QUALIFIED DIVIDEND INCOME. The Fund designates approximately $703,638, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

DIVIDENDS RECEIVED DEDUCTION. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund's dividend distribution that qualifies under tax law. Of the Fund's fiscal 2004 ordinary income dividends, 0% qualifies for the corporate dividends received deduction.

FOREIGN TAX CREDIT. For the fiscal year ended August 31, 2004, the Fund paid foreign taxes of $84,080 and recognized foreign source income of $939,691.

CAPITAL GAIN DIVIDENDS. The Fund designates $744,915 as Capital Gain Dividends.

ASIAN SMALL COMPANIES PORTFOLIO as of August 31, 2004
PORTFOLIO OF INVESTMENTS

COMMON STOCKS -- 93.6%

SECURITY                                                       SHARES            VALUE
------------------------------------------------------------------------------------------------
AUSTRALIA -- 0.6%

MINING -- 0.6%
Lihir Gold Ltd.(1)                                                     912,400   $       666,397
------------------------------------------------------------------------------------------------
                                                                                 $       666,397
------------------------------------------------------------------------------------------------

TOTAL AUSTRALIA
   (IDENTIFIED COST $795,275)                                                    $       666,397
------------------------------------------------------------------------------------------------

HONG KONG -- 7.1%

SECURITY                                                       SHARES            VALUE
------------------------------------------------------------------------------------------------
BANKING AND FINANCE -- 1.4%

CITIC International Financial Holdings Ltd.                          3,985,000   $     1,643,728
------------------------------------------------------------------------------------------------
                                                                                 $     1,643,728
------------------------------------------------------------------------------------------------

ELECTRONIC COMPONENTS - MISCELLANEOUS -- 0.4%

Kwang Sung Electronics HK Co., Ltd.                                  2,260,000   $       393,969
------------------------------------------------------------------------------------------------
                                                                                 $       393,969
------------------------------------------------------------------------------------------------

HOUSEHOLD FURNISHING & APPLIANCES -- 0.1%

Chitaly Holdings Ltd.                                                  210,000   $       122,501

------------------------------------------------------------------------------------------------
                                                                                 $       122,501
------------------------------------------------------------------------------------------------

INSURANCE -- 1.3%

China Insurance International Holdings Co., Ltd.                     3,676,000   $     1,516,234
------------------------------------------------------------------------------------------------
                                                                                 $     1,516,234
------------------------------------------------------------------------------------------------

MACHINE TOOLS -- 0.3%

Wang Sing International                                              2,628,000   $       361,443
------------------------------------------------------------------------------------------------
                                                                                 $       361,443
------------------------------------------------------------------------------------------------

PUBLISHING -- 0.3%

Global China Group Holdings Ltd.(1)                                  6,234,000   $       319,694
------------------------------------------------------------------------------------------------
                                                                                 $       319,694
------------------------------------------------------------------------------------------------

RETAIL - APPAREL -- 1.0%

Ports Design Ltd.                                                      618,000   $     1,125,084
------------------------------------------------------------------------------------------------
                                                                                 $     1,125,084
------------------------------------------------------------------------------------------------

RETAIL - RESTAURANTS -- 2.3%

Cafe de Coral Holdings Ltd.                                          1,463,000   $     1,670,557
Fairwood Ltd.(1)                                                     3,140,000           946,032
------------------------------------------------------------------------------------------------
                                                                                 $     2,616,589
------------------------------------------------------------------------------------------------

TOTAL HONG KONG
   (IDENTIFIED COST $6,974,200)                                                  $     8,099,242
------------------------------------------------------------------------------------------------

INDIA -- 7.5%

SECURITY                                                       SHARES            VALUE
------------------------------------------------------------------------------------------------
AUDIO / VIDEO PRODUCTS -- 0.1%

Mirc Electronics Ltd.                                                  288,180   $       121,254
------------------------------------------------------------------------------------------------
                                                                                 $       121,254
------------------------------------------------------------------------------------------------

AUTO AND PARTS -- 1.4%

Automotive Axles Ltd.                                                  104,454   $       444,344
TVS Motor Co., Ltd.                                                    736,240         1,196,221
------------------------------------------------------------------------------------------------
                                                                                 $     1,640,565
------------------------------------------------------------------------------------------------

BANKING AND FINANCE -- 0.3%

ING Vysya Bank Ltd.                                                     57,380   $       359,979
------------------------------------------------------------------------------------------------
                                                                                 $       359,979
------------------------------------------------------------------------------------------------

COSMETICS & TOILETRIES -- 0.5%

Dabur India Ltd.                                                       352,980   $       524,767
------------------------------------------------------------------------------------------------
                                                                                 $       524,767
------------------------------------------------------------------------------------------------

DIVERSIFIED MINERALS -- 1.1%

Gujarat Mineral Development Corp., Ltd.                                259,000   $     1,230,665
------------------------------------------------------------------------------------------------
                                                                                 $     1,230,665
------------------------------------------------------------------------------------------------

DIVERSIFIED OPERATIONS -- 1.1%

Indian Rayon and Industries Ltd.                                       200,000   $     1,257,309
------------------------------------------------------------------------------------------------
                                                                                 $     1,257,309
------------------------------------------------------------------------------------------------

ELECTRIC - GENERATION -- 0.8%

Alstom Projects India Ltd.                                             321,360   $       920,846
------------------------------------------------------------------------------------------------
                                                                                 $       920,846
------------------------------------------------------------------------------------------------

                        SEE NOTES TO FINANCIAL STATEMENTS

SECURITY                                                       SHARES            VALUE
------------------------------------------------------------------------------------------------

ENTERTAINMENT -- 0.6%

Pritish Nandy Communications Ltd.                                      320,000   $       628,331
------------------------------------------------------------------------------------------------
                                                                                 $       628,331
------------------------------------------------------------------------------------------------

FOOD AND BEVERAGES -- 0.2%

United Breweries Holdings Ltd.(1)                                      270,107   $       200,781
------------------------------------------------------------------------------------------------
                                                                                 $       200,781
------------------------------------------------------------------------------------------------

MACHINERY -- 0.6%

Ingersoll Rand (India) Ltd.                                            150,319   $       715,349
------------------------------------------------------------------------------------------------
                                                                                 $       715,349
------------------------------------------------------------------------------------------------

PETROCHEMICAL -- 0.8%

Finolex Industries Ltd.                                                690,583   $       960,926
------------------------------------------------------------------------------------------------
                                                                                 $       960,926
------------------------------------------------------------------------------------------------

TOTAL INDIA
   (IDENTIFIED COST $7,881,892)                                                  $     8,560,772
------------------------------------------------------------------------------------------------

INDONESIA -- 1.5%

SECURITY                                                       SHARES            VALUE
------------------------------------------------------------------------------------------------

BANKING AND FINANCE -- 0.6%

PT Bank Nisp Tbk                                                    11,819,140   $       662,513
------------------------------------------------------------------------------------------------
                                                                                 $       662,513
------------------------------------------------------------------------------------------------

PACKAGING -- 0.9%

PT Dynaplast Tbk                                                     6,565,000   $     1,036,348
------------------------------------------------------------------------------------------------
                                                                                 $     1,036,348
------------------------------------------------------------------------------------------------

TOTAL INDONESIA
   (IDENTIFIED COST $1,201,599)                                                  $     1,698,861
------------------------------------------------------------------------------------------------

MALAYSIA -- 8.4%

SECURITY                                                       SHARES            VALUE
------------------------------------------------------------------------------------------------
BUILDING PRODUCTS -- 0.6%

Jaya Tiasa Holdings Berhad                                             616,500   $       645,607
------------------------------------------------------------------------------------------------
                                                                                 $       645,607
------------------------------------------------------------------------------------------------

ELECTRIC - GENERATION -- 2.0%

Malakoff Berhad                                                      1,392,200   $     2,313,135
------------------------------------------------------------------------------------------------
                                                                                 $     2,313,135
------------------------------------------------------------------------------------------------

ENGINEERING AND CONSTRUCTION -- 1.2%

IJM Corp. Berhad                                                     1,080,000   $     1,364,431
------------------------------------------------------------------------------------------------
                                                                                 $     1,364,431
------------------------------------------------------------------------------------------------

HOUSEHOLD FURNISHING & APPLIANCES -- 1.0%

Yeo Aik Resources Berhad                                             3,065,900   $     1,145,678
------------------------------------------------------------------------------------------------
                                                                                 $     1,145,678
------------------------------------------------------------------------------------------------

OFFICE SUPPLIES AND FORMS -- 1.0%

Asia File Corp. Berhad                                                 652,000   $     1,132,421
------------------------------------------------------------------------------------------------
                                                                                 $     1,132,421
------------------------------------------------------------------------------------------------

OIL COMPANIES - EXPLORATION & PRODUCTION -- 1.0%

Eastern Pacific Industrial Corp. Berhad                              2,924,800   $     1,177,617
------------------------------------------------------------------------------------------------
                                                                                 $     1,177,617
------------------------------------------------------------------------------------------------

RETAIL - BUILDING PRODUCTS -- 1.2%

Engtex Group Berhad                                                  1,740,000   $     1,391,039
------------------------------------------------------------------------------------------------
                                                                                 $     1,391,039
------------------------------------------------------------------------------------------------

WATER UTILITIES -- 0.4%

Salcon Berhad(1)                                                     1,472,600   $       434,029
------------------------------------------------------------------------------------------------
                                                                                 $       434,029
------------------------------------------------------------------------------------------------

TOTAL MALAYSIA
   (IDENTIFIED COST $10,955,812)                                                 $     9,603,957
------------------------------------------------------------------------------------------------

NEW ZEALAND -- 0.7%

SECURITY                                                       SHARES            VALUE
------------------------------------------------------------------------------------------------
RETAIL - SPECIALTY AND APPAREL -- 0.7%

Briscoe Group Ltd.                                                     860,644   $       810,274
------------------------------------------------------------------------------------------------
                                                                                 $       810,274
------------------------------------------------------------------------------------------------

TOTAL NEW ZEALAND
   (IDENTIFIED COST $779,777)                                                    $       810,274
------------------------------------------------------------------------------------------------

                        SEE NOTES TO FINANCIAL STATEMENTS

PHILIPPINES -- 0.6%

SECURITY                                                       SHARES            VALUE
------------------------------------------------------------------------------------------------
ELECTRIC - GENERATION -- 0.6%

First Philippine Holdings(1)                                         1,487,000   $       642,855
------------------------------------------------------------------------------------------------
                                                                                 $       642,855
------------------------------------------------------------------------------------------------

TOTAL PHILIPPINES
   (IDENTIFIED COST $742,828)                                                    $       642,855
------------------------------------------------------------------------------------------------

REPUBLIC OF KOREA -- 7.8%

SECURITY                                                       SHARES            VALUE
------------------------------------------------------------------------------------------------
COMMERCIAL SERVICES - FINANCE -- 0.5%

Korea Information Service, Inc.                                         31,128   $       602,643
------------------------------------------------------------------------------------------------
                                                                                 $       602,643
------------------------------------------------------------------------------------------------

ELECTRONIC COMPONENTS - MISCELLANEOUS -- 1.0%

HiCel Co., Ltd.                                                         96,508   $       312,987
Interflex Co., Ltd.                                                     36,300           804,422
------------------------------------------------------------------------------------------------
                                                                                 $     1,117,409
------------------------------------------------------------------------------------------------

ENGINEERING AND CONSTRUCTION -- 0.7%

Kumho Industrial Co., Ltd.                                             118,000   $       815,845
------------------------------------------------------------------------------------------------
                                                                                 $       815,845
------------------------------------------------------------------------------------------------

MACHINERY -- 1.3%

Daewoo Heavy Industries & Machinery Ltd.(1)                            191,300   $     1,491,644
------------------------------------------------------------------------------------------------
                                                                                 $     1,491,644
------------------------------------------------------------------------------------------------

MANUFACTURING - SPECIAL -- 1.2%

STX Shipbuilding Co., Ltd.                                             139,800   $     1,358,818
------------------------------------------------------------------------------------------------
                                                                                 $     1,358,818
------------------------------------------------------------------------------------------------

METALS -- 0.6%

Korea Zinc Co., Ltd.                                                    41,380   $       678,440
------------------------------------------------------------------------------------------------
                                                                                 $       678,440
------------------------------------------------------------------------------------------------

OFFICE AUTOMATION AND EQUIPMENT -- 0.7%

Sindo Ricoh Co.                                                         16,430   $       785,752
------------------------------------------------------------------------------------------------
                                                                                 $       785,752
------------------------------------------------------------------------------------------------

SOAP & CLEANING PREPARATIONS -- 1.8%
LG Household & Health Care Ltd.                                         79,050   $     1,986,023
------------------------------------------------------------------------------------------------
                                                                                 $     1,986,023
------------------------------------------------------------------------------------------------

TOTAL REPUBLIC OF KOREA
   (IDENTIFIED COST $9,786,292)                                                  $     8,836,574
------------------------------------------------------------------------------------------------

SINGAPORE -- 27.1%

SECURITY                                                       SHARES            VALUE
------------------------------------------------------------------------------------------------
BUILDING PRODUCTS -- 1.4%

Hong Leong Asia Ltd.                                                 1,848,000   $     1,622,431
------------------------------------------------------------------------------------------------
                                                                                 $     1,622,431
------------------------------------------------------------------------------------------------

BUSINESS SERVICES - MISCELLANEOUS -- 2.5%

Singapore Post Ltd.                                                  6,128,000   $     2,811,873
------------------------------------------------------------------------------------------------
                                                                                 $     2,811,873
------------------------------------------------------------------------------------------------

CONSUMER PRODUCTS -- 1.0%

GP Batteries International Ltd.                                        592,000   $     1,149,532
------------------------------------------------------------------------------------------------
                                                                                 $     1,149,532
------------------------------------------------------------------------------------------------

DISTRIBUTION / WHOLESALE -- 1.5%

Tat Hong Holdings Ltd.                                               7,514,000   $     1,718,705
------------------------------------------------------------------------------------------------
                                                                                 $     1,718,705
------------------------------------------------------------------------------------------------

ELECTRONIC COMPONENTS - MISCELLANEOUS -- 1.5%

Jurong Technologies Industrial Corp., Ltd.                           2,574,000   $     1,719,938
------------------------------------------------------------------------------------------------
                                                                                 $     1,719,938
------------------------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT SUPPLIER -- 1.4%

Autron Corp., Ltd.                                                   9,457,000   $     1,553,810
------------------------------------------------------------------------------------------------
                                                                                 $     1,553,810
------------------------------------------------------------------------------------------------

FOOD - RETAIL -- 3.8%

Dairy Farm International Holdings Ltd.                               1,784,300   $     4,353,692
------------------------------------------------------------------------------------------------
                                                                                 $     4,353,692
------------------------------------------------------------------------------------------------

PLASTIC PRODUCTS -- 0.4%

First Engineering Ltd.                                                 700,000   $       501,003
------------------------------------------------------------------------------------------------
                                                                                 $       501,003
------------------------------------------------------------------------------------------------

                        SEE NOTES TO FINANCIAL STATEMENTS

SECURITY                                                       SHARES            VALUE
------------------------------------------------------------------------------------------------
REAL ESTATE OPERATING / DEVELOPMENT -- 1.0%

Hersing Corp., Ltd.                                                  2,946,000   $       275,255
Wing Tai Holdings Ltd.                                               1,667,000           874,027
------------------------------------------------------------------------------------------------
                                                                                 $     1,149,282
------------------------------------------------------------------------------------------------

REITS -- 1.7%

CapitaMall Trust                                                     1,913,700   $     1,881,163
------------------------------------------------------------------------------------------------
                                                                                 $     1,881,163
------------------------------------------------------------------------------------------------

TELECOMMUNICATION SERVICES -- 3.3%

MobileOne Ltd.                                                       3,986,000   $     3,752,403
------------------------------------------------------------------------------------------------
                                                                                 $     3,752,403
------------------------------------------------------------------------------------------------

TRANSPORT - MARINE -- 4.1%

Ezra Holdings Ltd.                                                   3,519,000   $     2,084,289
Jaya Holdings Ltd.                                                   4,891,000         2,533,455
------------------------------------------------------------------------------------------------
                                                                                 $     4,617,744
------------------------------------------------------------------------------------------------

TRANSPORT - SERVICES -- 3.5%

SMRT Corp., Ltd.                                                     9,918,000   $     4,025,233
------------------------------------------------------------------------------------------------
                                                                                 $     4,025,233
------------------------------------------------------------------------------------------------

TOTAL SINGAPORE
   (IDENTIFIED COST $28,668,218)                                                 $    30,856,809
------------------------------------------------------------------------------------------------

TAIWAN -- 17.7%

SECURITY                                                       SHARES            VALUE
------------------------------------------------------------------------------------------------

AUDIO / VIDEO PRODUCTS -- 0.8%

Hanpin Electron Co., Ltd.                                            1,173,679   $       924,247
------------------------------------------------------------------------------------------------
                                                                                 $       924,247
------------------------------------------------------------------------------------------------

BANKING AND FINANCE -- 2.5%

Bank of Kaohsiung                                                    1,963,500   $     1,264,228
Polaris Securities Co., Ltd.                                         3,376,776         1,593,820
------------------------------------------------------------------------------------------------
                                                                                 $     2,858,048
------------------------------------------------------------------------------------------------

BUSINESS SERVICES - MISCELLANEOUS -- 0.9%

Taiwan Secom Co., Ltd.                                               1,040,000   $     1,072,775
------------------------------------------------------------------------------------------------
                                                                                 $     1,072,775
------------------------------------------------------------------------------------------------

CHEMICALS -- 1.4%

Taiwan Fertilizer Co. Ltd.                                           1,982,000   $     1,579,651
------------------------------------------------------------------------------------------------
                                                                                 $     1,579,651
------------------------------------------------------------------------------------------------

ELECTRONIC COMPONENTS - MISCELLANEOUS -- 1.9%

LITE-ON IT Corp.                                                       332,400   $       744,731
Unimicron Technology Corp.                                           2,221,000         1,376,097
------------------------------------------------------------------------------------------------
                                                                                 $     2,120,828
------------------------------------------------------------------------------------------------

ELECTRONIC PARTS & COMPONENTS -- 2.9%

Synnex Technology International Corp.                                1,380,500   $     2,059,861
Topco Scientific Co., Ltd.                                             701,500         1,209,299
------------------------------------------------------------------------------------------------
                                                                                 $     3,269,160
------------------------------------------------------------------------------------------------

ENTERTAINMENT -- 0.9%

Advanced International Multitech Co., Ltd.                             561,600   $     1,067,806
------------------------------------------------------------------------------------------------
                                                                                 $     1,067,806
------------------------------------------------------------------------------------------------

HEALTH AND PERSONAL CARE -- 2.8%

Johnson Health Tech Co., Ltd.                                        1,105,000   $     1,899,016
Kang NA Hsiung Enterprise                                            2,789,280         1,338,903
------------------------------------------------------------------------------------------------
                                                                                 $     3,237,919
------------------------------------------------------------------------------------------------

HOTELS AND MOTELS -- 0.7%

Formosa International Hotels Corp.                                     689,000   $       761,347
------------------------------------------------------------------------------------------------
                                                                                 $       761,347
------------------------------------------------------------------------------------------------

PHOTO EQUIPMENT AND SUPPLIES -- 0.8%

Premier Image Technology Corp.                                       1,022,700   $       904,985
------------------------------------------------------------------------------------------------
                                                                                 $       904,985
------------------------------------------------------------------------------------------------

REAL ESTATE OPERATING / DEVELOPMENT -- 0.5%

Sinyi Realty Co.                                                       325,000   $       507,915
------------------------------------------------------------------------------------------------
                                                                                 $       507,915
------------------------------------------------------------------------------------------------

SOFTWARE -- 1.6%

Soft-World International Corp.(1)                                      913,000   $     1,829,427
------------------------------------------------------------------------------------------------
                                                                                 $     1,829,427
------------------------------------------------------------------------------------------------

TOTAL TAIWAN
   (IDENTIFIED COST $22,623,011)                                                 $    20,134,108
------------------------------------------------------------------------------------------------

                        SEE NOTES TO FINANCIAL STATEMENTS

THAILAND -- 14.6%

SECURITY                                                       SHARES            VALUE
------------------------------------------------------------------------------------------------
APPLIANCES -- 0.9%

Mida Assets PCL                                                      3,199,000   $     1,098,336
------------------------------------------------------------------------------------------------
                                                                                 $     1,098,336
------------------------------------------------------------------------------------------------

BANKING AND FINANCE -- 1.9%

Bankthai PCL(1)                                                      6,469,100   $       621,282
Tisco Finance PCL                                                    2,689,100         1,510,803
------------------------------------------------------------------------------------------------
                                                                                 $     2,132,085
------------------------------------------------------------------------------------------------

BUILDING PRODUCTS -- 0.4%

Vanachai Group PCL                                                   1,964,000   $       440,898
------------------------------------------------------------------------------------------------
                                                                                 $       440,898
------------------------------------------------------------------------------------------------

COMMERCIAL SERVICES - FINANCE -- 1.6%

Siam Panich Leasing PCL                                              2,151,200   $     1,808,082
------------------------------------------------------------------------------------------------
                                                                                 $     1,808,082
------------------------------------------------------------------------------------------------

ENGINEERING -- 1.1%

Power Line Engineering PCL                                           3,614,100   $     1,232,178
------------------------------------------------------------------------------------------------
                                                                                 $     1,232,178
------------------------------------------------------------------------------------------------

FOOD AND BEVERAGES -- 1.4%

Serm Suk PCL                                                           400,000   $       230,492
Thai Vegetable Oil PCL                                               4,458,100         1,348,669
------------------------------------------------------------------------------------------------
                                                                                 $     1,579,161
------------------------------------------------------------------------------------------------

HOTELS AND MOTELS -- 0.3%

Royal Garden Resort PCL                                              5,136,100   $       352,683
------------------------------------------------------------------------------------------------
                                                                                 $       352,683
------------------------------------------------------------------------------------------------

METALS - INDUSTRIAL -- 0.7%

Millennium Steel PCL(1)                                             18,700,000   $       767,755
------------------------------------------------------------------------------------------------
                                                                                 $       767,755
------------------------------------------------------------------------------------------------

REAL ESTATE OPERATING / DEVELOPMENT -- 3.1%

Amata Corp. PCL                                                      6,212,500   $     1,551,260
Central Pattana PCL                                                  9,807,500         2,001,531
------------------------------------------------------------------------------------------------
                                                                                 $     3,552,791
------------------------------------------------------------------------------------------------

RETAIL - MAJOR DEPARTMENT STORE -- 0.7%

Robinson Department Store PCL(1)                                    11,406,000   $       859,900
------------------------------------------------------------------------------------------------
                                                                                 $       859,900
------------------------------------------------------------------------------------------------

TELECOMMUNICATION SERVICES -- 0.7%

True Corp. PCL(1)                                                    6,290,000   $       785,306
------------------------------------------------------------------------------------------------
                                                                                 $       785,306
------------------------------------------------------------------------------------------------

TRANSPORTATION -- 1.8%

Bangkok Expressway PCL                                               3,580,400   $     2,037,346
------------------------------------------------------------------------------------------------
                                                                                 $     2,037,346
------------------------------------------------------------------------------------------------

TOTAL THAILAND
   (IDENTIFIED COST $21,012,292)                                                 $    16,646,521
------------------------------------------------------------------------------------------------

TOTAL COMMON STOCKS
   (IDENTIFIED COST $111,421,196)                                                $   106,556,370
------------------------------------------------------------------------------------------------

WARRANTS -- 0.2%

SECURITY                                                       SHARES            VALUE
------------------------------------------------------------------------------------------------
SINGAPORE -- 0.2%

ELECTRONIC EQUIPMENT SUPPLIER -- 0.2%

Autron Corp., Ltd., Strike .18, Expires 6/4/07(1)                    3,152,333   $       266,921
------------------------------------------------------------------------------------------------
                                                                                 $       266,921
------------------------------------------------------------------------------------------------

TOTAL SINGAPORE
   (IDENTIFIED COST $36,779)                                                     $       266,921
------------------------------------------------------------------------------------------------

TOTAL WARRANTS
   (IDENTIFIED COST $36,779)                                                     $       266,921
------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS -- 93.8%
   (IDENTIFIED COST $111,457,975)                                                $   106,823,291
------------------------------------------------------------------------------------------------

OTHER ASSETS, LESS LIABILITIES -- 6.2%                                           $     7,002,039
------------------------------------------------------------------------------------------------

Net Assets -- 100.0%                                                             $   113,825,330
------------------------------------------------------------------------------------------------

(1) Non-income producing security.

                       SEE NOTES TO FINANCIAL STATEMENTS

ASIAN SMALL COMPANIES PORTFOLIO as of August 31, 2004
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
AS OF AUGUST 31, 2004

ASSETS

Investments, at value (identified cost, $111,457,975)          $   106,823,291
Cash                                                                 5,099,661
Foreign currency, at value (identified cost, $3,958,670)             3,950,971
Receivable for investments sold                                        789,094
Interest and dividends receivable                                      330,100
Tax reclaim receivable                                                 114,274
------------------------------------------------------------------------------
TOTAL ASSETS                                                   $   117,107,391
------------------------------------------------------------------------------

LIABILITIES

Payable for investments purchased                              $     3,055,424
Reserve for estimate of capital gains taxes                            206,809
Accrued expenses                                                        19,828
------------------------------------------------------------------------------
TOTAL LIABILITIES                                              $     3,282,061
------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO INVESTORS' INTEREST IN PORTFOLIO      $   113,825,330
------------------------------------------------------------------------------

SOURCES OF NET ASSETS

Net proceeds from capital contributions and withdrawals        $   118,468,882
Net unrealized depreciation (computed on the
  basis of identified cost)                                         (4,643,552)
------------------------------------------------------------------------------
TOTAL                                                          $   113,825,330
------------------------------------------------------------------------------

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED
AUGUST 31, 2004

INVESTMENT INCOME

Dividends (net of foreign taxes, $248,321)                     $     2,711,368
Interest                                                                22,876
------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                        $     2,734,244
------------------------------------------------------------------------------

EXPENSES

Investment adviser fee                                         $       874,895
Administration fee                                                     291,705
Trustees' fees and expenses                                             14,608
Custodian fee                                                          363,018
Legal and accounting services                                           32,458
Miscellaneous                                                            2,777
------------------------------------------------------------------------------
TOTAL EXPENSES                                                 $     1,579,461
------------------------------------------------------------------------------
Deduct --
   Reduction of custodian fee                                  $             3
------------------------------------------------------------------------------
TOTAL EXPENSE REDUCTIONS                                       $             3
------------------------------------------------------------------------------

NET EXPENSES                                                   $     1,579,458
------------------------------------------------------------------------------

NET INVESTMENT INCOME                                          $     1,154,786
------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain (loss) --
   Investment transactions (net of foreign taxes, $4,064,228)
      (identified cost basis)                                  $    28,707,497
   Foreign currency and forward foreign currency
      exchange contract transactions                                  (273,621)
------------------------------------------------------------------------------
NET REALIZED GAIN                                              $    28,433,876
------------------------------------------------------------------------------

Change in unrealized appreciation (depreciation) --
   Investments (identified cost basis)                         $   (20,995,442)
   Foreign currency and forward foreign currency exchange
      contracts                                                         (7,834)
------------------------------------------------------------------------------

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)           $   (21,003,276)
------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN                               $     7,430,600
------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS FROM OPERATIONS                     $     8,585,386
------------------------------------------------------------------------------

                        SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

                                             YEAR ENDED        YEAR ENDED
                                             AUGUST 31, 2004   AUGUST 31, 2003
------------------------------------------------------------------------------
INCREASE (DECREASE)
IN NET ASSETS

From operations --
   Net investment income                     $     1,154,786   $       796,730
   Net realized gain from investment
      transactions and foreign currency           28,433,876         4,349,951
   Net change in unrealized appreciation
      (depreciation) from investments
      and foreign currency                       (21,003,276)        9,427,444
------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM OPERATIONS   $     8,585,386   $    14,574,125
------------------------------------------------------------------------------
Capital transactions --
   Contributions                             $    71,807,317   $    28,098,702
   Withdrawals                                   (35,404,544)      (30,082,477)
------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL TRANSACTIONS                      $    36,402,773   $    (1,983,775)
------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS                   $    44,988,159   $    12,590,350
------------------------------------------------------------------------------

NET ASSETS

At beginning of year                         $    68,837,171   $    56,246,821
------------------------------------------------------------------------------
AT END OF YEAR                               $   113,825,330   $    68,837,171
------------------------------------------------------------------------------

                        SEE NOTES TO FINANCIAL STATEMENTS

SUPPLEMENTARY DATA

                                                                                  YEAR ENDED AUGUST 31,
                                                                ------------------------------------------------------
                                                                   2004       2003       2002        2001       2000
----------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA

Ratios (As a percentage of average daily net assets):
   Expenses                                                          1.35%      1.52%      1.50%       1.47%      1.34%
   Expenses after custodian fee reduction                            1.35%      1.52%      1.47%       1.19%      1.13%
   Net investment income (loss)                                      0.99%      1.52%     (0.24)%      0.58%     (0.31)%
Portfolio Turnover                                                    120%       112%        83%        109%       112%
----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                                                     15.00%     32.17%     21.32%         --         --
----------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S OMITTED)                         $ 113,825   $ 68,837   $ 56,247    $ 44,084   $ 64,295
----------------------------------------------------------------------------------------------------------------------

(1) Total return is required to be disclosed for fiscal years beginning after December 15, 2000.

                        SEE NOTES TO FINANCIAL STATEMENTS

ASIAN SMALL COMPANIES PORTFOLIO as of August 31, 2004
NOTES TO FINANCIAL STATEMENTS

1    SIGNIFICANT ACCOUNTING POLICIES

     Asian Small Companies Portfolio (the Portfolio) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company which was organized as a trust under the laws of the State of New York on January 19, 1996. The Portfolio seeks to achieve capital growth. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At August 31, 2004, the Eaton Vance Asian Small Companies Fund held an approximate 32.4% interest in the Portfolio. The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

     A INVESTMENT VALUATIONS -- Securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on NASDAQ National Market System generally are valued at the official NASDAQ closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. The value of preferred equity securities that are valued by a pricing service on a bond basis will be adjusted by an income factor, to be determined by the investment adviser, to reflect the next anticipated regular dividend. Exchange-traded options are valued at the last sale price for the day of valuation as quoted on the principal exchange or board of trade on which the options are traded or, in the absence of sales on such date, at the mean between the latest bid and asked prices therefore. Futures positions on securities and currencies generally are valued at closing settlement prices. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost. If short-term debt securities were acquired with a remaining maturity of more than 60 days, their amortized cost value will be based on their value on the sixty-first day prior to maturity. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. The daily valuation of foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. The Portfolio may rely on an independent fair valuation service in adjusting the valuations of foreign securities. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. Investments held by the Portfolio for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

     B INCOME -- Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date.

     C EXPENSE REDUCTION -- Investors Bank & Trust Company (IBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Portfolio maintains with IBT. All credit balances used to reduce the Portfolio's custodian fees are reported as a reduction of total expenses on the Statement of Operations.

     D INCOME TAXES -- The Portfolio has elected to be treated as a partnership for United States federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate at least annually among its investors each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio's understanding of the applicable country's tax rules and rates.

     In addition to the requirements of the Internal Revenue Code, the Portfolio may also be subject to capital gains taxes in certain countries in which it invests. At August 31, 2004, the Portfolio had an accrual for capital gains taxes of $206, 809, of which $92,535 is included in the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Capital gains taxes paid are included in net realized gain (loss) on investments in the Statement of Operations and were $4,064,228 for the year ended August 31, 2004.

     E FINANCIAL FUTURES CONTRACTS -- Upon the entering of a financial futures contract, the Portfolio is required to deposit (initial margin) either in cash or securities an amount equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by the Portfolio (margin maintenance) each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by the Portfolio. The Portfolio's investment in financial futures contracts is designed only to hedge against anticipated future changes in interest or currency exchange rates. Should interest or currency exchange rates move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. If the Portfolio enters into a closing transaction, the Portfolio will realize, for book purposes, a gain or loss equal to the difference between the value of the financial futures contract to sell and financial futures contract to buy.

     F FOREIGN CURRENCY TRANSLATION -- Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Realized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

     G FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risk may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar. The Portfolio may enter into forward contracts for hedging purposes as well as non-hedging purposes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until such time as the contracts have been closed or offset.

     H OTHER -- Investment transactions are accounted for on a trade date basis. Realized gains and losses are computed based on the specific identification of the securities sold.

     I USE OF ESTIMATES -- The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

     J INDEMNIFICATIONS -- Under the Portfolio's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the event that the Portfolio fails to satisfy such liabilities and obligations; provided, however, that, to the extent assets are available in the Portfolio, the Portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

2    INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

     The investment adviser fee is earned by Lloyd George Investment Management (Bermuda) Limited (the Adviser), an affiliate of Eaton Vance Management
     (EVM), as compensation for management and investment advisory services rendered to the Portfolio. Under the advisory agreement, the Adviser receives a monthly fee of 0.0625% (0.75% annually) of the average daily net assets of the Portfolio up to $500,000,000, and at reduced rates as daily net assets exceed that level. For the year ended

     August 31, 2004, the adviser fee amounted to $874,895. In addition, an administrative fee is earned by EVM for managing and administering the business affairs of the Portfolio. Under the administration agreement, EVM earns a monthly fee in the amount of 1/48th of 1% (0.25% annually) of the average daily net assets of the Portfolio up to $500,000,000, and at reduced rates as daily net assets exceed that level. For the year ended August 31, 2004, the administrative fee amounted to $291,705. Except as to Trustees of the Portfolio who are not members of the Adviser or EVM's organization, officers and Trustees receive remuneration for their services to the Portfolio out of such investment adviser and administrative fees.

     Certain officers and Trustees of the Portfolio are officers of the above organizations.

3    INVESTMENT TRANSACTIONS

     Purchases and sales of investments, other than short-term obligations, aggregated $152,009,045 and $123,304,688, respectively, for the year ended August 31, 2004.

4    FEDERAL INCOME TAX BASIS OF UNREALIZED APPRECIATION (DEPRECIATION)

     The cost and unrealized appreciation (depreciation) in value of the investments owned at August 31, 2004, as computed on a federal income tax basis, are as follows:

     AGGREGATE COST                          $   111,812,859
     -------------------------------------------------------
     Gross unrealized appreciation           $    10,638,154
     Gross unrealized depreciation               (15,627,722)
     -------------------------------------------------------
     NET UNREALIZED DEPRECIATION             $   (4,989,568)
     -------------------------------------------------------

     The net unrealized depreciation on currency was $8,868.

5    LINE OF CREDIT

     The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $150 million unsecured line of credit agreement with a group of banks. The Portfolio may temporarily borrow from the line of credit to satisfy redemption requests or settle investment transactions. Interest is charged to each participating portfolio or fund based on its borrowings at an amount above the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the year ended August 31, 2004.

6    RISKS ASSOCIATED WITH FOREIGN INVESTMENTS

     Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers, and issuers than in the United States.

7    FINANCIAL INSTRUMENTS

     The Portfolio regularly trades in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include forward foreign currency exchange contracts and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. At August 31, 2004, there were no outstanding obligations under these financial instruments.

ASIAN SMALL COMPANIES PORTFOLIO as of August 31, 2004
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE TRUSTEES AND INVESTORS OF ASIAN SMALL COMPANIES PORTFOLIO:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Asian Small Companies Portfolio (the "Portfolio") as of August 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the supplementary data for each of the five years in the period then ended. These financial statements and supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data present fairly, in all material respects, the financial position of Asian Small Companies Portfolio at August 31, 2004, the results of its operations, the changes in its net assets and its supplementary data for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
October  19, 2004

EATON VANCE ASIAN SMALL COMPANIES FUND

MANAGEMENT AND ORGANIZATION (UNAUDITED)

FUND MANAGEMENT. The Trustees of Eaton Vance Growth Trust (the Trust) and Asian Small Companies Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust's and Portfolio's affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer, with the exception of Messrs. Chen, Kerr, Lloyd George and Kooi Cho Yu is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research, "EVD" refers to Eaton Vance Distributors, Inc., "Atlanta Capital" refers to Atlanta Capital Management Company, LLC, "LGM" refers to Lloyd George Management (B. V.I.) Limited, and "Lloyd George" refers to Lloyd George Investment Management (Bermuda) Limited. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund's principal underwriter, the Portfolio's placement agent and a wholly-owned subsidiary of EVM. Lloyd George is a wholly-owned subsidiary of LGM.

                        POSITION(S)       TERM OF                               NUMBER OF PORTFOLIOS
                         WITH THE        OFFICE AND                                IN FUND COMPLEX
     NAME AND          TRUST AND THE     LENGTH OF     PRINCIPAL OCCUPATION(S)       OVERSEEN BY
   DATE OF BIRTH         PORTFOLIO        SERVICE       DURING PAST FIVE YEARS        TRUSTEE(1)        OTHER DIRECTORSHIPS HELD
----------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE(S)
James B. Hawkes       Trustee of the     Trustee of   Chairman, President and            195                Director of EVC
11/9/41               Trust; Trustee     the Trust    Chief Executive Officer
                         and Vice       since 1989;   of BMR, EVC, EVM and EV;
                     President of the   Trustee and   Director of EV; Vice
                         Portfolio          Vice      President and Director of
                                         President    EVD. Trustee and/or
                                           of the     officer of 195 registered
                                         Portfolio    investment companies in
                                         since 1996   the Eaton Vance Fund
                                                      Complex. Mr. Hawkes is an
                                                      interested person because
                                                      of his positions with
                                                      BMR, EVM, EVC and EV,
                                                      which are affiliates of
                                                      the Trust and the
                                                      Portfolio.

Hon. Robert Lloyd       Trustee and      Since 1996   Chief Executive Officer             5                 Chairman of LGM
George(2)            President of the                 of LGM and Lloyd George.
8/13/52                  Portfolio                    Mr. Lloyd George is an
                                                      interested person because
                                                      of his positions with LGM
                                                      and Lloyd George, which
                                                      are affiliates of the
                                                      Portfolio.

NONINTERESTED TRUSTEE(S)

Edward K.Y. Chen(2)   Trustee of the     Since 1996   President of Lingnan                5            Director of First Pacific
1/14/45                  Portfolio                    University in Hong Kong.                          Company, Asia Satellite
                                                                                                    Telecommunication Holdings Ltd.
                                                                                                       and Wharf Holdings Limited
                                                                                                        (property management and
                                                                                                            communications)

Samuel L. Hayes,          Trustee        Trustee of   Jacob H. Schiff Professor          194           Director of Tiffany & Co.
III                                      the Trust    of Investment Banking                             (specialty retailer) and
2/23/35                                 since 1989;   Emeritus, Harvard                             Telect, Inc. (telecommunication
                                           of the     University Graduate                                  services company)
                                         Portfolio    School of Business
                                         since 1996   Administration.

                        POSITION(S)       TERM OF                               NUMBER OF PORTFOLIOS
                         WITH THE        OFFICE AND                                IN FUND COMPLEX
     NAME AND          TRUST AND THE     LENGTH OF     PRINCIPAL OCCUPATION(S)       OVERSEEN BY
   DATE OF BIRTH         PORTFOLIO        SERVICE       DURING PAST FIVE YEARS        TRUSTEE(1)        OTHER DIRECTORSHIPS HELD
----------------------------------------------------------------------------------------------------------------------------------
NONINTERESTED TRUSTEE(S) (CONTINUED)

William H. Park           Trustee        Since 2003   President and Chief                194                      None
9/19/47                                               Executive Officer, Prizm
                                                      Capital Management, LLC
                                                      (investment management
                                                      firm) (since 2002).
                                                      Executive Vice President
                                                      and Chief Financial
                                                      Officer, United Asset
                                                      Management Corporation (a
                                                      holding company owning
                                                      institutional investment
                                                      management firms)
                                                      (1982-2001).

Ronald A. Pearlman        Trustee        Since 2003   Professor of Law,                  194                      None
7/10/40                                               Georgetown University Law
                                                      Center (since 1999). Tax
                                                      Partner, Covington &
                                                      Burling, Washington, DC
                                                      (1991-2000).

Norton H. Reamer          Trustee        Trustee of   President, Chief                   195                      None
9/21/35                                  the Trust    Executive Officer and a
                                        since 1989;   Director of Asset
                                           of the     Management Finance Corp.
                                         Portfolio    (a specialty finance
                                         since 1996   company serving the
                                                      investment management
                                                      industry) (since October
                                                      2003). President, Unicorn
                                                      Corporation (an
                                                      investment and financial
                                                      advisory services
                                                      company) (since September
                                                      2000). Formerly,
                                                      Chairman, Hellman, Jordan
                                                      Management Co., Inc. (an
                                                      investment management
                                                      company) (2000-2003).
                                                      Formerly, Advisory
                                                      Director of Berkshire
                                                      Capital Corporation
                                                      (investment banking firm)
                                                      (2002-2003). Formerly,
                                                      Chairman of the Board,
                                                      United Asset Management
                                                      Corporation (a holding
                                                      company owning
                                                      institutional investment
                                                      management firms) and
                                                      Chairman, President and
                                                      Director, UAM Funds
                                                      (mutual funds)
                                                      (1980-2000).

Lynn A. Stout             Trustee        Since 1998   Professor of Law,                  195                      None
9/14/57                                               University of California
                                                      at Los Angeles School of
                                                      Law (since July 2001).
                                                      Formerly, Professor of
                                                      Law, Georgetown
                                                      University Law Center.

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

                        POSITION(S)               TERM OF
                         WITH THE                OFFICE AND
  NAME AND             TRUST AND THE             LENGTH OF                        PRINCIPAL OCCUPATION(S)
DATE OF BIRTH            PORTFOLIO                SERVICE                         DURING PAST FIVE YEARS
-----------------------------------------------------------------------------------------------------------------------
Thomas E. Faust      President of the          Since 2002(3)        Executive Vice President of EVM, BMR, EVC and EV;
Jr. 5/31/58                Trust                                    Chief Investment Officer of EVM and BMR and
                                                                    Director of EVC. Chief Executive Officer of Belair
                                                                    Capital Fund LLC, Belcrest Capital Fund LLC,
                                                                    Belmar Capital Fund LLC, Belport Capital Fund LLC
                                                                    and Belrose Capital Fund LLC (private investment
                                                                    companies sponsored by EVM). Officer of 57
                                                                    registered investment companies managed by EVM or
                                                                    BMR.

Gregory L.           Vice President of           Since 2001         Partner of Atlanta Capital. Officer of 10
Coleman 10/28/49         the Trust                                  registered investment companies managed by EVM or
                                                                    BMR.

William Walter      Vice President and           Since 1996         Director, Finance Director and Chief Operating
Raleigh Kerr(2)     Assistant Treasurer                             Officer of Lloyd George. Director of LGM. Officer
8/17/50              of the Portfolio                               of 4 registered investment companies managed by
                                                                    EVM or BMR.

James A. Womack      Vice President of           Since 2001         Vice President of Atlanta Capital. Officer of 10
11/20/68                 the Trust                                  registered investment companies managed by EVM or
                                                                    BMR.

                        POSITION(S)               TERM OF
                         WITH THE                OFFICE AND
  NAME AND             TRUST AND THE             LENGTH OF                        PRINCIPAL OCCUPATION(S)
DATE OF BIRTH            PORTFOLIO                SERVICE                         DURING PAST FIVE YEARS
-----------------------------------------------------------------------------------------------------------------------
Kooi Cho Yu(2)       Vice President of           Since 2004         Officer of Lloyd George. Officer of 1 registered
10/19/71               the Portfolio                                investment company managed by EVM or BMR.

Alan R. Dynner           Secretary               Since 1997         Vice President, Secretary and Chief Legal Officer
10/10/40                                                            of BMR, EVM, EVD, EV and EVC. Officer of 195
                                                                    registered investment companies managed by EVM or
                                                                    BMR.

William J.           Treasurer of the          Since 2002(3)        Vice President of EVM and BMR. Officer of 56
Austin, Jr.              Portfolio                                  registered investment companies managed by EVM or
12/27/51                                                            BMR.

James L.             Treasurer of the            Since 1989         Vice President of BMR, EVM and EVD. Officer of 116
O'Connor 4/1/45            Trust                                    registered investment companies managed by EVM or
                                                                    BMR.

(1)  Includes both master and feeder funds in a master-feeder structure.

(2) The business address for Messrs. Lloyd George, Kerr and Ms. Yu is 3803 One Exchange Square, Central, Hong Kong. The business address for Mr. Chen is President's Office, Lingnan College, Tuen Mun, Hong Kong.

(3) Prior to 2002, Mr. Faust served as Vice President of the Trust since 1999 and Mr. Austin served as Assistant Treasurer of the Portfolio since 1996.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge by calling 1-800-225-6265.

                       This Page Intentionally Left Blank

                       This Page Intentionally Left Blank

          SPONSOR AND MANAGER OF EATON VANCE ASIAN SMALL COMPANIES FUND
              AND ADMINISTRATOR OF ASIAN SMALL COMPANIES PORTFOLIO
                             EATON VANCE MANAGEMENT
                            THE EATON VANCE BUILDING
                                255 STATE STREET
                                BOSTON, MA 02109

                   ADVISER OF ASIAN SMALL COMPANIES PORTFOLIO
              LLOYD GEORGE INVESTMENT MANAGEMENT (BERMUDA) LIMITED
                            3808 ONE EXCHANGE SQUARE
                               CENTRAL, HONG KONG

                              PRINCIPAL UNDERWRITER
                         EATON VANCE DISTRIBUTORS, INC.
                            THE EATON VANCE BUILDING
                                255 STATE STREET
                                BOSTON, MA 02109
                                 (617) 482-8260

                                    CUSTODIAN
                         INVESTORS BANK & TRUST COMPANY
                              200 CLARENDON STREET
                                BOSTON, MA 02116

                                 TRANSFER AGENT
                                    PFPC INC.
                             ATTN: EATON VANCE FUNDS
                                  P.O. BOX 9653
                            PROVIDENCE, RI 02940-9653
                                 (800) 262-1122

                              INDEPENDENT AUDITORS
                              DELOITTE & TOUCHE LLP
                               200 BERKELEY STREET
                              BOSTON, MA 02116-5022


                     EATON VANCE ASIAN SMALL COMPANIES FUND
                            THE EATON VANCE BUILDING
                                255 STATE STREET
                                BOSTON, MA 02109

   THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS. BEFORE
      INVESTING, INVESTORS SHOULD CONSIDER CAREFULLY THE FUND'S INVESTMENT OBJECTIVE(S), RISKS, AND CHARGES AND EXPENSES. THE FUND'S CURRENT PROSPECTUS
CONTAINS THIS AND OTHER INFORMATION ABOUT THE FUND AND IS AVAILABLE THROUGH YOUR
  FINANCIAL ADVISOR. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR
         SEND MONEY. FOR FURTHER INFORMATION PLEASE CALL 1-800-225-6265.

405-10/04                                                                  ASSRC

                         EATON VANCE GLOBAL GROWTH FUND
                             EATON VANCE GROWTH FUND

                                  Supplement to
                        Prospectus dated January 1, 2005


1. The date of the Prospectus is May 2, 2005.

2. The following replaces "Performance Information" under "Fund Summaries" for Eaton Vance Global Growth Fund:

Performance Information. The following bar chart and table provide information about Global Growth Fund's performance for each calendar year through December 31, 2004. The returns in the bar chart are for Class B shares and do not reflect a sales charge. If the sales charge was reflected, the returns would be lower. The table contains returns for each Class of shares and a comparison of the Fund's performance to the performance of a global index of equity securities. Returns in the table for Class B shares are shown before and after the reduction of taxes. Although past performance (both before and after taxes) is no guarantee of future results, this performance information demonstrates the risk that the value of your investment will change.


13.61%  16.86%  21.91%  82.55%  -17.79%  -21.43%  -21.58%  28.34%  12.10%
------  ------  ------  ------  -------  -------  -------  ------  ------
1996    1997    1998    1999    2000     2001     2002     2003    2004


During the period from December 31, 1995 through December 31, 2004, the highest quarterly total return for Class B was 42.96% for the quarter ended December 31, 1999, and the lowest quarterly return was -17.78% for the quarter ended September 30, 2001. The year-to-date total return through the end of the most recent calendar quarter (December 31, 2004 to March 31, 2005) was -4.98%.

                                                                                    One         Five       Life of
Average Annual Total Return as of December 31, 2004                                 Year        Years        Fund
-----------------------------------------------------------------------------------------------------------------------
Class A Return Before Taxes                                                         6.23%      -6.66%       8.76%
Class B Return Before Taxes                                                         7.10%      -6.49%       8.98%
Class B Return After Taxes on Distributions                                         7.22%      -6.73%       7.82%
Class B Return After Taxes on Distributions and the Sale of Class B Shares          4.74%      -5.45%       7.32%
Class C Return Before Taxes                                                        11.11%      -6.13%       8.82%
Morgan Stanley Capital International World Index (reflects no deduction for
   fees, expenses or taxes)                                                        14.72%      -2.45%       7.12%

These returns reflect the maximum sales charge for Class A (5.75%) and any applicable contingent deferred sales charge ("CDSC") for Class B and Class C. The MSCI World Index is an unmanaged index of global stocks. Investors cannot invest directly in an Index. (Source: Lipper Inc.)

Total returns are historical and are calculated by determining the percentage change in net asset value or public offering price with all distributions reinvested. The Fund's past performance (both before and after taxes) is no guarantee of future results. Investment return and principal value of Fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund's current performance may be lower or higher than the quoted return. The Fund's performance during certain periods reflects the strong stock market performance and/or the strong performance of stocks held during those periods. During 1999, the Fund's performance benefited significantly from certain telecommunications stocks. This performance is not typical and may not be repeated. Prior to January 1, 2004, the Fund invested primarily in information age companies. For the Fund's performance as of the most recent month-end, please refer to www.eatonvance.com.

After-tax returns are calculated using the highest historical individual federal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities.
After-tax returns for other Classes of shares will vary from the after-tax returns presented for Class B shares. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and the Sale of Fund Shares for a period may be greater than Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

3. The following replaces "Performance Information" under "Fund Summaries" for Eaton Vance Growth Fund:

Performance Information. The following bar chart and table provide information about Growth Fund's performance for each calendar year through December 31, 2004. The returns in the bar chart are for Class A shares and do not reflect a sales charge. If the sales charge was reflected, the returns would be lower. The table contains returns for each Class of shares and a comparison of the Fund's performance to the performance of a broad-based index of domestic common stocks. Returns in the table for Class A shares are shown before and after the reduction of taxes. Although past performance (both before and after taxes) is no guarantee of future results, this performance information demonstrates the risk that the value of your investment will change.


29.23%  18.24%  28.53%  18.31%  4.49%  -10.07%  -11.05%  -26.71%  36.65%  16.12%
------  ------  ------  ------  -----  -------  -------  -------  ------  ------
1995    1996    1997    1998    1999   2000     2001     2002     2003    2004


During the ten years ended December 31, 2004, the highest quarterly total return for Class A was 26.87% for the quarter ended June 30, 2003, and the lowest quarterly return was -23.27% for the quarter ended September 30, 2001. The year-to-date total return through the end of the most recent calendar quarter (December 31, 2004 to March 31, 2005) was -8.81%.

                                                                              One       Five       Ten
Average Annual Total Return as of December 31, 2004                           Year      Years      Years
------------------------------------------------------------------------------------------------------------
Class A Return Before Taxes                                                    9.50%    -2.60%      7.85%
Class A Return After Taxes on Distributions                                    9.50%    -3.46%      6.12%
Class A Return After Taxes on Distributions and the Sale of Class A Shares     6.18%    -2.36%      6.25%
Class B Return Before Taxes                                                   10.22%    -2.58%      7.48%
Class C Return Before Taxes                                                   14.24%    -2.24%      6.85%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)             10.87%    -2.30%     12.07%

These returns reflect the maximum sales charge for Class A (5.75%) and any applicable CDSC for Class B and Class C. The S&P 500 Index is an unmanaged index commonly used as a measure of U.S. stock market performance. Investors cannot invest directly in an index. (Source: Lipper Inc.)

Total returns are historical and are calculated by determining the percentage change in net asset value or public offering price with all distributions reinvested. The Fund's past performance (both before and after taxes) is no guarantee of future results. Investment return and principal value of Fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund's current performance may be lower or higher than the quoted return. Fund performance during certain periods reflects the strong stock market performance and/or the strong performance of stocks held during those periods. This performance is not typical and may not be repeated. For the Fund's performance as of the most recent month-end, please refer to www.eatonvance.com.

After-tax returns are calculated using the highest historical individual federal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities.
After-tax returns for other Classes of shares will vary from the after-tax returns presented for Class A shares. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

4. The following is added to "Management" under "Management and Organization":

The Statement of Additional Information provides information regarding the basis for the Trustees' approval of each Fund's investment advisory agreement.

The Statement of Additional Information provides additional information about each portfolio manager's compensation, other accounts managed by each portfolio manager, and each portfolio manager's ownership of shares of each Fund.

5. The following replaces the second paragraph under "Valuing Shares":

The Trustees have adopted procedures for valuing investments and have delegated to the investment adviser the daily valuation of such investments. Pursuant to the procedures, exchange-listed securities normally are valued at closing sale prices. In certain situations, the investment adviser may use the fair value of a security if market prices are unavailable or deemed unreliable, or if events occur after the close of a securities market (usually a foreign market) and before a Portfolio values its assets that would materially affect net asset value. In addition, for foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the securities held by the Portfolio. A security that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair valuation procedures. Because foreign securities trade on days when Fund shares are not priced, net asset value can change on days when Fund shares cannot be redeemed. The investment adviser expects to fair value domestic securities in limited circumstances, such as when the securities are subject to restrictions on resale. Eaton Vance has established a Valuation Committee that oversees the valuation of investments.

6. The following replaces the second paragraph under "Restrictions on Excessive Trading and Market Timing" under "Purchasing Shares":

A fund that invests in securities that are, among other things, thinly traded, traded infrequently or relatively illiquid (including certain securities that may be held by the Portfolio, such as restricted securities) is susceptible to the risk that the current market price for such securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (commonly referred to as "price arbitrage"). In addition, because Global Growth Portfolio invests approximately 40% to 60% of total assets and Growth Portfolio may invest up to 25% of net assets in foreign securities, it may be susceptible to a time zone arbitrage strategy in which shareholders attempt to take advantage of Fund share prices that may not reflect developments in a foreign securities market that occur after the close of such market but prior to the pricing of Fund shares. Each Portfolio has procedures authorizing the investment adviser to use the fair value of a security if market prices are unavailable or deemed unreliable (see "Valuing Shares"). The use of fair value pricing, the redemption fee applicable to Class A shares of Global Growth Fund, and the restrictions on excessive trading and market timing described below are intended to reduce a shareholder's ability to engage in price or time zone arbitrage to the detriment of the Funds.

7. The following is added to "Choosing a Share Class" under "Purchasing Shares":

Orders for Class B shares of one or more Eaton Vance funds will be refused when the total value of the purchase (including the aggregate value of all Class B shares held within the purchasing shareholder's account) is $100,000 or more. Investors considering cumulative purchases of $100,000 or more, or who, after a purchase of Class B shares, would own shares of Eaton Vance funds with a current market value of $100,000 or more, should consider whether Class A shares would be more advantageous and consult their investment dealer.

Orders for Class C shares of one or more Eaton Vance funds will be refused when the total value of the purchase (including the aggregate value of all Class C shares held within the purchasing shareholder's account) is $1,000,000 or more. Investors considering cumulative purchases of $1,000,000 or more, or who, after a purchase of Class C shares, would own shares of Eaton Vance funds with a current market value of $1,000,000 or more, should consider whether Class A shares would be more advantageous and consult their investment dealer.

8. The following replaces the first paragraph of "Payments to Investment Dealers" under "Purchasing Shares":

In connection with sales of Fund shares, an investment dealer may receive sales charges and Fund distribution and/or service fees as described below. In addition, the principal underwriter, out of its own resources, may make cash payments to certain investment dealers who provide marketing support, transaction processing and/or administrative services and, in some cases, include some or all Eaton Vance funds in preferred or specialized selling programs. Payments made by the principal underwriter to an investment dealer may be significant and are typically in the form of fees based on Fund sales, assets, transactions processed and/or accounts attributable to that investment dealer. Investment dealers also may receive amounts from the principal underwriter in connection with educational or due diligence meetings that include information concerning Eaton Vance funds. The principal underwriter may pay or allow other promotional incentives or payments to investment dealers to the extent permitted by applicable laws and regulations.

9. The  following  replaces  the  third  from the last  paragraph  under  "Sales
Charges":

More information about sales charges is available free of charge on the Eaton Vance website at www.eatonvance.com and in the Statement of Additional Information. Please consult the Eaton Vance website for any updates to sales charge information before making a purchase of Fund shares.

10. The following replaces the last sentence of "Procedures for Opening New Accounts" under "Shareholder Account Featuers":

Moreover, if the transfer agent or the investment dealer is unable to verify the identity of a person based on information provided by that person, it may take additional steps including, but not limited to, requesting additional information from the person, closing the person's account or reporting the matter to the appropriate federal authorities. If your account is closed for this reason, your shares may be automatically redeemed. If the Fund's net asset value has decreased since your purchase, you will lose money as a result of this redemption.

11. The following replaces the last sentence of the first paragraph on the back cover page:

You may obtain free copies of the statement of additional information and the shareholder reports on Eaton Vance's website at www.eatonvance.com or by contacting the principal underwriter.





May 2, 2005                                                                CGFPS

LOGO














                                   Eaton Vance
                               Global Growth Fund
           A diversified global fund seeking long-term capital growth

                                   Eaton Vance
                                   Growth Fund
           A diversified fund for investors seeking growth of capital

                                Prospectus Dated
                                 January 1, 2005



The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.





 This prospectus contains important information about the Funds and the services available to shareholders. Please save it for reference.

TABLE OF CONTENTS
Fund Summaries............................................................... 3

   Global Growth Fund........................................................ 4

   Growth Fund............................................................... 6

Investment Objectives & Principal Policies and Risks......................... 8

Management and Organization.................................................. 9

Valuing Shares...............................................................10

Purchasing Shares............................................................10

Sales Charges................................................................13

Redeeming Shares.............................................................15

Shareholder Account Features.................................................15

Tax Information..............................................................17

Financial Highlights.........................................................18

   Global Growth Fund........................................................18

   Growth Fund...............................................................20

FUND SUMMARIES

This section summarizes the investment objectives, and principal strategies and risks of investing in each Fund. Information about the performance, fees and expenses of each Fund is presented on the pages that follow.

Investment Objectives and Principal Strategies

Eaton Vance Global Growth Fund. The investment objective of Global Growth Fund (fomerly known as Eaton Vance Information Age Fund) is to seek long-term capital growth. The Fund invests primarily in common stocks of companies expected to grow in value. Approximately 40% to 60% of the Fund's total assets is managed by Lloyd George Investment Management (Bermuda) Limited, which invests in foreign securities, including securities issued by companies in emerging markets. The balance of the Fund's total assets is managed by Boston Management and Research, which invests in North American securities. The Fund invests in companies with a broad range of market capitalizations, including smaller companies. Because of the dynamic nature of many portfolio companies, trading may be more frequent than for mutual funds focusing only on established companies located in only one country. The Fund may at times engage in derivative transactions (such as futures contracts and options) to protect against price declines, to enhance return or as a substitute for the purchase or sale of securities.

Eaton Vance Growth Fund. Growth Fund's investment objective is to achieve capital growth. A secondary consideration is investment income. The Fund invests primarily in common stocks of U.S. growth companies. Although it invests primarily in domestic companies, the Fund may invest up to 25% of its net assets in foreign companies. The Fund may at times engage in derivative transactions (such as futures contracts and options) to protect against price declines, to enhance return or as a substitute for the purchase or sale of securities.

Each Fund currently invests its assets in a separate registered investment company with the same objective and policies as the Fund.

Principal Risk Factors

The value of each Fund's shares is sensitive to stock market volatility. Moreover, the stocks in which the Funds invest may be more volatile than the stock market as a whole. If there is a decline in the value of publicly-traded stocks, the value of Fund shares will also likely decline. Changes in stock market values can be sudden and unpredictable. Also, although stock values can rebound, there is no assurance that values will return to previous levels.

Because both Funds can invest a portion of assets in foreign securities, the value of Fund shares can also be adversely affected by changes in currency exchange rates and political and economic developments abroad. In emerging or less-developed countries, these risks can be significant. The securities of smaller companies are sometimes subject to greater price fluctuation and investment risk than securities of more established companies.

Derivative transactions are subject to certain limitations and may expose a Fund to increased risk of principal loss due to imperfect correlation, failure of the counterparty or unexpected price or market movement.

Neither Fund is a complete investment program and you may lose money by investing. Shareholders should invest for the long term. An investment in a Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                         Eaton Vance Global Growth Fund

Performance Information. The following bar chart and table provide information about Global Growth Fund's performance for each calendar year through December 31, 2003. The returns in the bar chart are for Class B shares and do not reflect a sales charge. If the sales charge was reflected, the returns would be lower. The table contains returns for each Class of shares and a comparison of the Fund's performance to the performance of a global index of equity securities. Returns in the table for Class B shares are shown before and after the reduction of taxes. Although past performance (both before and after taxes) is no guarantee of future results, this performance information demonstrates the risk that the value of your investment will change.

13.61%   16.86%   21.91%   82.55%   -17.79%   -21.43%   -21.58%   28.34%
------   ------   ------   ------   -------   -------   -------   ------
1996     1997     1998     1999     2000      2001      2002      2003

During the period from December 31, 1995 through December 31, 2003, the highest quarterly total return for Class B was 42.96% for the quarter ended December 31, 1999, and the lowest quarterly return was -17.78% for the quarter ended September 30, 2001. The year-to-date total return through the end of the most recent calendar quarter (December 31, 2003 to September 30, 2004) was -1.91%.

                                                                                         One            Five          Life of
Average Annual Total Return as of December 31, 2003                                      Year           Years           Fund
----------------------------------------------------------------------------------------------------------------------------------
Class A Return Before Taxes                                                             21.50%          2.83%          8.45%
Class B Return Before Taxes                                                             23.34%          3.14%          8.60%
Class B Return After Taxes on Distributions                                             23.34%          2.15%          7.30%
Class B Return After Taxes on Distributions and the Sale of Class B Shares              15.17%          2.33%          6.91%
Class C Return Before Taxes                                                             27.37%          3.46%          8.61%
Morgan Stanley Capital International World Index (reflects no deduction for
  fees, expenses or taxes)                                                              33.11%         -0.77%          6.23%

These returns reflect the maximum sales charge for Class A (5.75%) and any applicable contingent deferred sales charge ("CDSC") for Class B and Class C. The Class C performance shown above for the period prior to November 22, 1995 is the performance of Class B Shares, adjusted for the sales charge that applies to Class C shares (but not adjusted for any other differences in the expenses of the classes). Class A and Class B shares commenced operations on September 18, 1995. Life of Fund returns are calculated from September 30, 1995. The MSCI World Index is an unmanaged index of global stocks. Investors cannot invest directly in an Index. (Source: Lipper Inc.)

Total returns are historical and are calculated by determining the percentage change in net asset value or public offering price with all distributions reinvested. The Fund's past performance (both before and after taxes) is no guarantee of future results. Investment return and principal value of Fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund's current performance may be lower or higher than the quoted return. The Fund's performance during certain periods reflects the strong stock market performance and/or the strong performance of stocks held during those periods. During 1999, the Fund's performance benefited significantly from certain telecommunications stocks. This performance is not typical and may not be repeated. Prior to January 1, 2004, the Fund invested primarily in information age companies. For the Fund's performance as of the most recent month-end, please refer to www.eatonvance.com.

After-tax returns are calculated using the highest historical individual federal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities.
After-tax returns for other Classes of shares will vary from the after-tax returns presented for Class B shares. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and the Sale of Fund Shares for a period may be greater than Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

Fund Fees and Expenses. These tables describe the fees and expenses that you may pay if you buy and hold shares.

Shareholder Fees  (fees paid directly from your investment)                          Class A     Class B     Class C
----------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) (as a percentage of offering price)                        5.75%      None        None
Maximum Deferred Sales Charge (Load)(as a percentage of the lower of net asset
  value at time of purchase or redemption)                                             None       5.00%       1.00%
Maximum Sales Charge (Load) Imposed on Reinvested Distributions                        None       None        None
Redemption Fee (as a percentage of amount redeemed)*                                   1.00%      None        None
Exchange Fee                                                                           None       None        None

Annual Fund Operating Expenses (expenses that are deducted from Fund
and Portfolio assets)                                                                Class A     Class B     Class C
----------------------------------------------------------------------------------------------------------------------------
Management Fees                                                                        1.25%      1.25%       1.25%
Distribution and Service (12b-1) Fees                                                  0.50%      1.00%       1.00%
Other Expenses                                                                         0.69%      0.69%       0.69%
                                                                                       -----      ------      -----
Total Annual Fund Operating Expenses                                                   2.44%      2.94%       2.94%

* Shares are subject to a redemption fee if they are redeemed or exchanged within three months of the settlement of the purchase.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                           1 Year     3 Years     5 Years     10 Years
-------------------------------------------------------------------------------
Class A shares              $808*      $1,292     $1,801      $3,192
Class B shares**            $797       $1,310     $1,748      $3,144
Class C shares              $397       $  910     $1,548      $3,261

You would pay the following expenses if you did not redeem your shares:

                           1 Year     3 Years     5 Years     10 Years
-------------------------------------------------------------------------------
Class A shares              $808       $1,292     $1,801      $3,192
Class B shares**            $297       $  910     $1,548      $3,144
Class C shares              $297       $  910     $1,548      $3,261

 * Due to the redemption fee, the cost of investing for one year would be $100 higher for shares redeemed or exchanged within three months of the settlement of the purchase.
 ** Reflects the expenses of Class A after eight years because Class B shares generally convert to Class A shares after eight years.

                             Eaton Vance Growth Fund

Performance Information. The following bar chart and table provide information about Growth Fund's performance for each calendar year through December 31, 2003. The returns in the bar chart are for Class A shares and do not reflect a sales charge. If the sales charge was reflected, the returns would be lower. The table contains returns for each Class of shares and a comparison of the Fund's performance to the performance of a broad-based index of domestic common stocks. Returns in the table for Class A shares are shown before and after the reduction of taxes. Although past performance (both before and after taxes) is no guarantee of future results, this performance information demonstrates the risk that the value of your investment will change.

-4.41%  29.23%  18.24%  28.53%  18.31%  4.49%  -10.07%  -11.05%  -26.71%  36.65%
------  ------  ------  ------  ------  -----  -------  -------  -------  ------
 1994    1995    1996    1997    1998    1999   2000     2001     2002     2003

During the ten years ended December 31, 2003, the highest quarterly total return for Class A was 26.87% for the quarter ended June 30, 2003, and the lowest quarterly return was -23.27% for the quarter ended September 30, 2001. The year-to-date total return through the end of the most recent calendar quarter (December 31, 2003 to September 30, 2004) was -0.16%.

                                                                               One       Five        Ten
Average Annual Total Return as of December 31, 2003                            Year      Years       Years
-------------------------------------------------------------------------------------------------------------
Class A Return Before Taxes                                                   28.74%     -4.63%     5.77%
Class A Return After Taxes on Distributions                                   28.74%     -5.59%     3.77%
Class A Return After Taxes on Distributions and the Sale of Class A Shares    18.68%     -3.97%     4.30%
Class B Return Before Taxes                                                   30.65%     -4.62%     5.60%
Class C Return Before Taxes                                                   34.59%     -4.31%     5.03%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)             28.67%     -0.57%     11.06%

These returns reflect the maximum sales charge for Class A (5.75%) and any applicable CDSC for Class B and Class C. The Class B and Class C performance shown above for the periods prior to September 13, 1994 and November 7, 1994, respectively, is the performance of Class A shares, adjusted for the sales charge that applies to Class B or Class C shares (but not adjusted for any other differences in the expenses of the classes). The S&P 500 Index is an unmanaged index commonly used as a measure of U.S. stock market performance. Investors cannot invest directly in an index. (Source: Lipper Inc.)

Total returns are historical and are calculated by determining the percentage change in net asset value or public offering price with all distributions reinvested. The Fund's past performance (both before and after taxes) is no guarantee of future results. Investment return and principal value of Fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund's current performance may be lower or higher than the quoted return. Fund performance during certain periods reflects the strong stock market performance and/or the strong performance of stocks held during those periods. This performance is not typical and may not be repeated. For the Fund's performance as of the most recent month-end, please refer to www.eatonvance.com.

After-tax returns are calculated using the highest historical individual federal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities.
After-tax returns for other Classes of shares will vary from the after-tax returns presented for Class A shares. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

Fund Fees and Expenses. These tables describe the fees and expenses that you may pay if you buy and hold shares.

Shareholder Fees  (fees paid directly from your investment)                      Class A     Class B     Class C
------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) (as a percentage of offering price)                   5.75%       None        None
Maximum Deferred Sales Charge (Load)(as a percentage of the lower of net
  asset value at time of purchase or redemption)                                  None        5.00%       1.00%
Maximum Sales Charge (Load) Imposed on Reinvested Distributions                   None        None        None
Exchange Fee                                                                      None        None        None


Annual Fund Operating Expenses (expenses that are deducted from Fund and
Portfolio assets)                                                                Class A     Class B     Class C
------------------------------------------------------------------------------------------------------------------
Management Fees                                                                   0.625%      0.625%      0.625%
Distribution and Service (12b-1) Fees                                              n/a        1.000%      1.000%
Other Expenses*                                                                   0.635%      0.385%      0.385%
                                                                                  ------      ------      ------
Total Annual Fund Operating Expenses                                              1.260%      2.010%      2.010%

* Other Expenses for Class A includes a 0.25% service fee paid pusuant to a Service Plan.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                         1 Year     3 Years     5 Years     10 Years
-------------------------------------------------------------------------------
Class A shares            $696       $  952      $1,227      $2,010
Class B shares*           $704       $1,030      $1,283      $2,144
Class C shares            $304       $  630      $1,083      $2,338

You would pay the following expenses if you did not redeem your shares:

                         1 Year     3 Years     5 Years     10 Years
-------------------------------------------------------------------------------
Class A shares            $696       $952        $1,227      $2,010
Class B shares*           $204       $630        $1,083      $2,144
Class C shares            $204       $630        $1,083      $2,338

* Reflects the expenses of Class A after eight years because Class B shares generally convert to Class A shares after eight years.

INVESTMENT OBJECTIVES & PRINCIPAL POLICIES AND RISKS

Global Growth Fund. Global Growth Fund's investment objective is to seek long-term capital growth. The Fund currently seeks to meet its investment objective by investing in Global Growth Portfolio (formerly known as Information Age Portfolio), a separate open-end investment company that has the same objective and policies as the Fund. The Fund's objective and policies may be changed without shareholder approval. There is no present intention to make any such change and any proposed material change in investment objective will be submitted to shareholders for their approval.

Global Growth Portfolio invests in a global and diversified portfolio of common stocks of companies expected to grow in value over time. Global Growth Portfolio may invest in securities of both established and emerging companies operating in developed and emerging economies. To reduce risk, the portfolio managers normally diversify investments by capitalization, geographical location and industry. The Portfolio does not concentrate in any one industry. A portfolio manager may use hedging techniques (such as forward contracts and options) to attempt to mitigate adverse effects of foreign currency fluctuations.

The portfolio managers seek to purchase stocks that are reasonably priced in relation to their fundamental value, and which will grow in value over time. In making each investment decision, a portfolio manager may utilize the information provided by, and the expertise of, the investment adviser's research staff. The stock selection process will be based on numerous factors, including the potential for price appreciation, risk/return, and the mix of securities in the Portfolio. Many of these considerations are subjective. A portfolio manager generally will sell a stock when he/she believes it has attained its optimum value. Therefore, Global Growth Portfolio's annual portfolio turnover rate may exceed 100%.

Global Growth Portfolio may invest in securities of smaller, less seasoned companies. Such securities are generally subject to greater price fluctuations, limited liquidity, higher transaction costs and higher investment risk. Smaller companies may have limited product lines, markets or financial resources, and they may be dependent on a limited management group. There is generally less publicly available information about such companies than for larger, more established companies.

Growth Fund. Growth Fund's investment objective is to achieve capital growth. A secondary consideration is investment income. The Fund currently seeks to meet its investment objective by investing in Growth Portfolio, a separate open-end investment company that has the same objective and policies as the Fund. The Fund's investment objective may not be changed without shareholder approval. The Fund's policies may be changed by the Trustees without shareholder approval.

Growth Portfolio invests in a carefully selected portfolio consisting primarily of common stocks of U.S. companies that are expected to grow at a rate that exceeds that of the overall U.S. economy. The portfolio manager seeks to purchase stocks that are reasonably priced in relation to their fundamental value, and which the portfolio manager believes will grow in value over time. In making investment decisions, the portfolio manager may utilize the information provided by, and the expertise of, the investment adviser's research staff. Management of the Portfolio involves consideration of numerous factors (such as potential for price appreciation, risk/return, the mix of securities held by the Portfolio and, secondarily, long-term dividend prospects). Many of these considerations are subjective. Growth Portfolio normally invests in a variety of industries, which may reduce risk.

Growth Portfolio may invest in dividend-paying stocks to achieve the secondary consideration of investment income. However, growth stocks typically do not pay dividends. Growth Fund's ability to distribute income to shareholders depends on the yields available on common stocks and Fund (and class) expenses. If Fund
(and class) expenses exceed income, Fund shareholders will not receive distributions.

Common Investment Practices. Derivative instruments (such as futures contracts and options thereon and options on securities, currencies and securities indices) may be used by each Portfolio to enhance returns, to protect against price declines or as a substitute for the purchase or sale of securities. The use of derivatives is highly specialized. The built-in leverage inherent to many derivative instruments can result in losses that substantially exceed the initial amount paid or received by each Portfolio. Derivative instruments may be difficult to value, may be illiquid, and may be subject to wide swings in valuation caused by changes in the value of the underlying security. Derivative hedging transactions may not be effective because of imperfect correlation and other factors.

The annual portfolio turnover rate of each Portfolio may exceed 100%. A mutual fund with a high turnover rate (100% or more) may generate more capital gains and pay more commissions (which may reduce return) than a fund with a lower rate. Capital gains distributions (which reduce the after-tax returns of shareholders holding Fund shares in taxable accounts) will be made to shareholders if offsetting capital loss carryforwards do not exist.

Global Growth Fund invests approximately 40% to 60% of total assets and Growth Fund may invest up to 25% of net assets in foreign securities, including securities issued by companies in emerging markets. The values of foreign investments are affected by changes in currency rates or exchange control regulations, application of foreign tax laws (including withholding tax), changes in governmental administration or economic or monetary policy (in this country or abroad) or changed circumstances in dealings between nations. Currency exchange rates may fluctuate significantly over short periods of time causing a Portfolio's net asset value to fluctuate as well. Costs are incurred in connection with conversions between various currencies. In addition, foreign brokerage commissions, custody fees and other costs of investing are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign issuers could be affected by other factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, lack of uniform accounting and auditing standards, less publicly available financial and other information and potential difficulties in enforcing contractual obligations. Transactions in the securities of foreign issuers could be subject to settlement delays and risk of loss. These risks can be more significant for securities traded in less developed, emerging market countries. As an alternative to holding foreign-traded securities, each Portfolio may invest in dollar-denominated securities of foreign companies that trade on U.S. exchanges or in the U.S. over-the-counter market (including depositary receipts which evidence ownership in underlying foreign securities); such investments are not subject to either Portfolio's limitation on investing in foreign securities.

In addition to investing in common stocks, each Portfolio may invest in pooled investment vehicles, including interests in exchange-traded funds. When so invested, a Fund will bear any expenses of the investment in addition to Portfolio expenses.

Each Portfolio may borrow amounts up to one-third of the value of its total assets (including borrowings), but it will not borrow more than 5% of the value of its total assets except to satisfy redemption requests or for other temporary purposes. Such borrowings would result in increased expense to a Fund and, while they are outstanding, would magnify increases or decreases in the value of Fund shares. Neither Portfolio will purchase additional investment securities while its outstanding borrowings exceed 5% of the value of its total assets. During unusual market conditions, each Portfolio may temporarily invest up to 100% of its assets in cash or cash equivalents, which may be inconsistent with a Fund's investment objective. While temporarily invested, a Portfolio may not achieve its investment objective. A Portfolio might not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or the Statement of Additional Information. While at times a Portfolio may use alternative investment strategies in an effort to limit losses, it may choose not to do so.

MANAGEMENT AND ORGANIZATION

Management. Boston Management and Research ("BMR"), The Eaton Vance Building, 255 State Street, Boston, MA 02109, and Lloyd George Investment Management (Bermuda) Limited ("Lloyd George"), 3808 One Exchange Square, Central, Hong Kong, are the co-investment advisers of Global Growth Portfolio. BMR is the investment adviser of Growth Portfolio. Each investment adviser manages Portfolio investments. Eaton Vance Management ("Eaton Vance") manages Global Growth Fund and serves as administrator to the Global Growth Portfolio and Growth Fund.

Arieh Coll and Jacob Rees-Mogg are the portfolio managers of Global Growth Portfolio (Mr. Coll since January 2004 and Mr. Rees-Mogg since it commenced operations) and Mr. Coll is the portfolio manager of Growth Portfolio (since January 2000). Mr. Coll manages other Eaton Vance equity portfolios and has been a Vice President of Eaton Vance and BMR since joining Eaton Vance in January 2000. Prior to joining Eaton Vance, Mr. Coll was employed by Fidelity Investments as a portfolio manager and investment analyst. Mr. Rees-Mogg is an Investment Manager for Lloyd George and has been employed by Lloyd George for more than five years.

BMR and Lloyd George receive a monthly advisory fee, to be divided equally between them, of 0.0625% (equivalent to 0.75% annually) of the average daily net assets of Global Growth Portfolio up to $500 million. This fee declines at intervals above $500 million. For the fiscal year ended August 31, 2004, Global Growth Portfolio paid advisory fees of 0.75% of its average daily net assets.

Under its investment advisory agreement with Growth Portfolio, BMR receives a monthly advisory fee of 5/96 of 1% (equivalent to 0.625% annually) of the average daily net assets of the Portfolio up to and including $300 million, and 1/ 24 of 1% (equivalent to 0.50% annually) of the average daily net assets over $300 million. For the fiscal year ended August 31, 2004, Growth Portfolio paid BMR advisory fees equivalent to 0.625% of its average daily net assets.

Lloyd George and its affiliates act as investment adviser to various individual and institutional clients and manage over $5 billion in assets. Eaton Vance's corporate parent owns 20% of Lloyd George's corporate parent. Lloyd George, its affiliates and two of Global Growth Portfolio's Trustees are domiciled outside of the United States. Because of this, it would be difficult for the Portfolio to bring a claim or enforce a judgment against them.

Eaton Vance manages the business affairs of Global Growth Fund. Eaton Vance serves as the administrator of Global Growth Portfolio and Growth Fund, providing the Portfolio and Fund with administrative services and related office facilities. For its services as manager of Global Growth Fund and administrator of Global Growth Portfolio, Eaton Vance receives a monthly fee from the Fund and Portfolio equal to 0.25% annually of average daily net assets up to $500 million. This fee declines at intervals above $500 million. For the fiscal year ended August 31, 2004, Eaton Vance earned management fees of 0.25% of the average daily net assets of Global Growth Fund and administration fees of 0.25% of the average daily net assets of Global Growth Portfolio. Eaton Vance does not currently receive a fee for serving as administrator of Growth Fund. Eaton Vance has been managing assets since 1924 and managing mutual funds since 1931. Eaton Vance and its subsidiaries currently manage approximately $90 billion on behalf of mutual funds, institutional clients and individuals.

Eaton Vance also serves as the sub-transfer agent for each Fund. For the sub-transfer agency services it provides, Eaton Vance receives an aggregate fee based upon the actual expenses it incurs in the performance of sub-transfer agency services. This fee is paid to Eaton Vance by a Fund's transfer agent from fees it receives from the Eaton Vance funds.

Organization. Each Fund is a series of Eaton Vance Growth Trust, a Massachusetts business trust. Each Fund offers multiple classes of shares. Each Class represents a pro rata interest in the Fund but is subject to different expenses and rights. The Funds do not hold annual shareholder meetings but may hold special meetings for matters that require shareholder approval (such as electing or removing trustees, approving management or advisory contracts or changing investment policies that may only be changed with shareholder approval). If a Fund invests in a Portfolio, it may be asked to vote on certain Portfolio matters (such as changes in certain Portfolio investment restrictions). When necessary, a Fund will hold a meeting of its shareholders to consider the Portfolio matter and then vote its interest in the Portfolio in proportion to the votes cast by its shareholders. A Fund can withdraw from a Portfolio at any time.

Because the Funds use this combined prospectus, a Fund could be held liable for a misstatement or omission made about another Fund. The Trust's Trustees considered this risk in approving the use of a combined prospectus.

VALUING SHARES

Each Fund values its shares once each day only when the New York Stock Exchange is open for trading (typically Monday through Friday), as of the close of regular trading on the Exchange (normally 4:00 p.m. eastern time). The purchase price of Fund shares is their value (plus a sales charge for Class A). When purchasing or redeeming Fund shares, your investment dealer must communicate your order to the principal underwriter by a specific time each day in order for the purchase price or the redemption price to be based on that day's net asset value per share. It is the investment dealer's responsibility to transmit orders promptly. Each Fund may accept purchase and redemption orders as of the time of their receipt by certain investment dealers (or their designated intermediaries).

The Board of Trustees has adopted procedures for valuing Portfolio investments and has delegated to the investment adviser the daily valuation of such investments. Pursuant to the procedures, exchange-listed securities normally are valued at closing sale prices. In certain situations, the investment adviser may use the fair value of a security if market prices are unavailable or deemed unreliable, or if events occur after the close of a securities market (usually a foreign market) and before a Portfolio values its assets that would materially affect net asset value. In addition, for foreign securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the securities held by the Portfolio. A security that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair valuation procedures. Because foreign securities trade on days when Fund shares are not priced, net asset value can change on days when Fund shares cannot be redeemed. The investment adviser expects to fair value domestic securities in limited circumstances, such as when the securities are subject to restrictions on resale. Eaton Vance has established a Valuation Committee that oversees the valuation of Portfolio investments.

PURCHASING SHARES

How to Purchase Shares. You may purchase shares through your investment dealer or by mailing an account application form to the transfer agent (see back cover for address). You may request an account application by calling 1-800-262-1122. Your initial investment must be at least $1,000. A Fund or your investment dealer must receive your purchase order no later than the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. eastern time) in order for your purchase to be effected at that day's net asset value.

After your initial investment, additional investments in Class A, B and C shares of $50 or more may be made at any time by sending a check payable to the order of the Fund or the transfer agent directly to the transfer agent (see back cover for address). Please include your name and account number and the name of the Fund and class of shares with each investment.

You may make automatic investments in Class A, B and C shares of $50 or more each month or each quarter from your bank account. You can establish bank automated investing on the account application or by calling 1-800-262-1122. The minimum initial investment amount and Fund policy of redeeming accounts with low account balances are waived for bank automated investing accounts, certain group purchase plans and for persons affiliated with Eaton Vance and its service providers.

If you purchase shares through an investment dealer (which includes brokers, dealers and other financial institutions), that dealer may charge you a fee for executing the purchase for you. Each Fund may suspend the sale of its shares at any time and any purchase order may be refused.

Restrictions on Excessive Trading and Market Timing. The Funds are not intended for excessive trading or market timing. Market timers seek to profit by rapidly switching money into a fund when they expect the share price of the fund to rise and taking money out of the fund when they expect those prices to fall. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of a fund's shares may dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, excessive purchases and sales or exchanges of a fund's shares may cause a fund to have difficulty implementing its investment strategies, may force the fund to sell portfolio securities at inopportune times to raise cash or may cause increased expenses (such as increased brokerage costs, realization of taxable capital gains without attaining any investment advantage or increased administrative costs).

A fund that invests in securities that are, among other things, thinly traded, traded infrequently or relatively illiquid (including certain securities that may be held by the Portfolio, such as restricted securities) is susceptible to the risk that the current market price for such securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (commonly referred to as "price arbitrage"). In addition, because a Portfolio may invest a portion of its assets in foreign securities, it may be susceptible to a time zone arbitrage strategy in which shareholders attempt to take advantage of Fund share prices that may not reflect developments in a foreign securities market that occur after the close of such market but prior to the pricing of Fund shares. Each Portfolio has procedures authorizing the investment adviser to use the fair value of a security if market prices are unavailable or deemed unreliable (see "Valuing Shares"). The use of fair value pricing, the redemption fee applicable to Class A shares of Global Growth Fund, and the restrictions on excessive trading and market timing described below are intended to reduce a shareholder's ability to engage in price or time zone arbitrage to the detriment of the Funds.

The Boards of Trustees of the Eaton Vance funds have adopted policies to discourage short-term trading and market timing and to seek to minimize their potentially detrimental effects. Pursuant to these policies, if an investor (through one or more accounts) makes more than two round-trip exchanges (exchanging from one fund to another fund and back again) within 12 months, it will be deemed to constitute market timing or excessive trading. Under the policies, each Fund or its principal underwriter will reject or cancel a purchase order, suspend or terminate the exchange privilege or terminate the ability of an investor to invest in the Eaton Vance funds if the Fund or the principal underwriter determines, in its discretion, that a proposed transaction involves market timing or excessive trading that it believes is likley to be detrimental to the Fund. Each Fund and its principal underwriter cannot ensure that they will be able to identify all cases of market timing and excessive trading, although they believe they have adequate procedures in place to attempt to do so. Each Fund or its principal underwriter may also reject or cancel any purchase order (including an exchange) from an investor or group of investors for any other reason. No Eaton Vance fund has any arrangement to permit market timing.

The Funds and the principal underwriter have provided guidance to financial intermediaries (such as banks, broker-dealers, insurance companies and retirement administrators) concerning the application of the Eaton Vance funds' market timing and excessive trading policies to Fund shares held in omnibus accounts maintained and administered by such intermediaries, including guidance concerning situations where market timing or excessive trading is considered to be detrimental to a Fund. Each Fund and the principal underwriter cannot ensure that these financial intermediaries will in all cases apply the policies of the Funds to accounts under their control.

Choosing a Share Class. Each Fund offers different classes of shares. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different sales charges and expenses and will likely have different share prices due to differences in class expenses. In choosing the class of shares that suits your investment needs, you should consider:

 *   how long you expect to own your shares;
 *   how much you intend to invest;
 * the sales charge and total operating expenses associated with owning each class; and
 * whether you qualify for a reduction or waiver of any applicable sales charges (see "Reducing or Eliminating Class A Sales Charges" under "Sales Charges" below).

Each investor's considerations are different. You should speak with your investment dealer to help you decide which class of shares is best for you. Set forth below is a brief description of each class of shares offered by the Funds.

     Class A shares are offered at net asset value plus a front-end sales charge of up to 5.75%. This charge is deducted from the amount you invest. The Class A sales charge is reduced for purchases of $50,000 or more. The sales charge applicable to your purchase may be reduced under the right of accumulation or a statement of intention, which are described in "Reducing or Eliminating Class A Sales Charges" under "Sales Charges" below. Some investors may be eligible to purchase Class A shares at net asset value under certain circumstances, which are also described below. Purchases of Class A shares of Global Growth Fund are subject to a 1% redemption fee if redeemed within three months of settlement of purchase. Class A shares of Global Growth Fund pay distribution fees equal to 0.50% annually of average daily net assets on shares outstanding for 12 months or less and distribution and service fees each equal to 0.25% annually of average daily net assets on shares outstanding for more than 12 months. Class A shares of Growth Fund pay service fees equal to 0.25% annually of average daily net assets. Returns on Class A shares are generally higher than returns paid by Class B and C shares because Class A has lower annual expenses than those Classes.

     Class B shares are offered at net asset value with no front-end sales charge. If you sell your Class B shares within six years of purchase, you generally will be subject to a contingent deferred sales charge or "CDSC". The amount of the CDSC applicable to a redemption of Class B shares decreases over six years, as described in the CDSC schedule in "Contingent Deferred Sales Charge" under "Sales Charges" below. The CDSC is deducted from your redemption proceeds. Under certain circumstances, the Class B CDSC may be waived (such as in the case of the death of the shareholder). See "CDSC Waivers" under "Sales Charges" below. Class B shares pay distribution fees and service fees equal to 1.00% annually of average daily net assets. Returns on Class B shares are generally lower than returns on Class A shares because Class B has higher annual expenses than Class A. Because the sales charge applicable to Class A shares is reduced for larger purchases and Class A has lower operating expenses, purchasing Class B shares may not be appropriate if you are investing a large amount.

     Class C shares are offered at net asset value with no front-end sales charge. If you sell your Class C shares within one year of purchase, you generally will be subject to a CDSC. The CDSC is deducted from your redemption proceeds. Under certain circumstances, the Class C CDSC may be waived (such as certain redemptions from tax-deferred retirement plan accounts). See "CDSC Waivers" under "Sales Charges" below. Class C shares pay distribution fees and service fees equal to 1.00% annually of average daily net assets. Returns on Class C shares are generally lower than returns on Class A shares because Class C has higher annual expenses than Class A.

Payments to Investment Dealers. In connection with sales of Fund shares, an investment dealer may receive commissions and other amounts that are paid from various sources. For instance, your investment dealer may receive sales charges and Fund distribution and/or service fees as described below. In addition, the principal underwriter, out of its own resources, may make cash payments to certain investment dealers who provide marketing support, transaction processing and/or administrative services and, in some cases, include some or all Eaton Vance Funds in preferred or specialized selling programs. Payments made by the principal underwriter to an investment dealer are typically in the form of fees based on Fund sales, assets, transactions processed and/or accounts attributable to that investment dealer. Investment dealers also may receive amounts from the principal underwriter in connection with educational or due diligence meetings that include information concerning Eaton Vance Funds. The principal underwriter may pay or allow other promotional incentives or payments to investment dealers to the extent permitted by applicable laws and regulations.

Certain investment dealers that maintain "street name" or omnibus accounts provide sub-accounting, recordkeeping and/ or administrative services to the Eaton Vance Funds and are compensated for such services by the Funds. As used in this prospectus, the term "investment dealer" includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator, their designated intermediaries and any other firm having a selling, administration or similar agreement with the principal underwriter or its affiliates.

SALES CHARGES

Class A Front-End Sales Charge. Class A shares are offered at net asset value per share plus a sales charge that is determined by the amount of your investment. The current sales charge schedule is:

                                          Sales Charge*            Sales Charge*          Dealer Commission
                                         as Percentage of      as Percentage of Net      as a Percentage of
Amount of Purchase                        Offering Price         Amount Invested           Offering Price
-------------------------------------------------------------------------------------------------------------------
Less than $50,000                             5.75%                   6.10%                    5.00%
$50,000 but less than $100,000                4.75%                   4.99%                    4.00%
$100,000 but less than $250,000               3.75%                   3.90%                    3.00%
$250,000 but less than $500,000               3.00%                   3.09%                    2.50%
$500,000 but less than $1,000,000             2.00%                   2.04%                    1.75%
$1,000,000 or more                            0.00**                  0.00**                 See Below

 * Because the offering price per share is rounded to two decimal places, the actual sales charge you pay on a purchase of Class A shares may be more or less than your total purchase amount multiplied by the applicable sales charge percentage.

 ** No sales charge is payable at the time of purchase on investments of $1 million or more. A CDSC of 1.00% will be imposed on such investments (as described below) in the event of redemptions within 12 months of purchase.

The principal underwriter will pay an upfront commission to investment dealers on sales of $1 million or more as follows: 1.00% on amounts of $1 million or more but less than $3 million; plus 0.50% on amounts of $3 million or more but less than $5 million; plus 0.25% for any amounts of $5 million or more. Purchases totalling $1 million or more will be aggregated over a 12-month period for purposes of determining the amount of the commission to be paid.

For Class A share purchases in a single fund in a single transaction totaling $5 million or more, the principal underwriter will pay investment dealers a fee monthly in arrears based upon the commission rates stated above. Those rates will be applied to the amount originally invested minus any redemptions (as calculated at month end) and will be paid ratably over the first 12 months after the investment is made.

The principal underwriter may also pay commissions of up to 1.00% on sales of Class A shares made at net asset value to certain tax-deferred retirement plans.

Reducing or Eliminating Class A Sales Charges. Front-end sales charges on purchases of Class A shares may be reduced under the right of accumulation or under a statement of intention. To receive a reduced sales charge, you must inform your investment dealer or a Fund at the time you purchase shares that you qualify for such a reduction. If you do not let your investment dealer or the Fund know you are eligible for a reduced sales charge, you may not receive the discount to which you are otherwise entitled.

     Under the right of accumulation, the sales charge you pay is reduced if the current market value of your holdings in a Fund or any other Eaton Vance fund (based on the current maximum public offering price) plus your new purchase total $50,000 or more. Class A, Advisers Class, Class B, Class C, Class I and/or Class R shares of a Fund or other Eaton Vance funds, as well as shares of Eaton Vance Money Market Fund, owned by you may be included for this purpose. Shares of Eaton Vance Cash Management Fund and Eaton Vance Tax Free Reserves cannot be included under the right of accumulation. Shares owned by you, your spouse and children under age twenty-one may be combined for purposes of the right of accumulation, including shares held for the benefit of any of you in trust or fiduciary accounts (including retirement accounts) or omnibus or "street name" accounts. You may be required to provide documentation to establish your ownership of shares included under the right of accumulation (such as account statements for you, your spouse and children or marriage certificates, birth certificates and/or trust or other fiduciary-related documents).

     Under a statement of intention, purchases of $50,000 or more made over a 13-month period are eligible for reduced sales charges. Shares eligible under the right of accumulation may be included to satisfy the amount to be purchased under a statement of intention. Under a statement of intention, the principal underwriter may hold 5% of the dollar amount to be purchased in escrow in the form of shares registered in your name until you satisfy the statement or the 13-month period expires. A statement of intention does not obligate you to purchase (or a Fund to sell) the full amount indicated in the statement.

Class A shares are offered at net asset value (without a sales charge) to clients of financial intermediaries who charge a fee for their services; accounts affiliated with those financial intermediaries; tax-deferred retirement plans; investment and institutional clients of Eaton Vance; certain persons affiliated with Eaton Vance; and certain Eaton Vance and fund service providers. Class A shares may also be purchased at net asset value pursuant to the reinvestment privilege and exchange privilege and when distributions are reinvested. See "Shareholder Account Features" for details.

Contingent Deferred Sales Charge. Each Class of shares is subject to a CDSC on certain redemptions. Class A shares purchased at net asset value in amounts of $1 million or more (other than shares purchased in a single transaction of $5 million or more) are subject to a 1.00% CDSC if redeemed within 12 months of purchase. Investors who purchase Class A shares of a single fund in a single transaction at net asset value in amounts of $5 million or more will not be subject to any CDSC for such investment or any subsequent investment in the same fund; however, shares of Global Growth Fund are subject to a 1% redemption fee if they are redeemed or exchanged within the three months of the settlement of purchase. Class C shares are subject to a 1.00% CDSC if redeemed within 12 months of purchase. Class B shares are subject to the following CDSC schedule:

Year of Redemption After Purchase       CDSC
-------------------------------------------------
First or Second                          5%
Third                                    4%
Fourth                                   3%
Fifth                                    2%
Sixth                                    1%
Seventh or following                     0%

The CDSC is based on the lower of the net asset value at the time of purchase or at the time of redemption. Shares acquired through the reinvestment of distributions are exempt from the CDSC. Redemptions are made first from shares that are not subject to a CDSC.

The sales commission payable to investment dealers in connection with sales of Class B and Class C shares is described under "Distribution and Service Fees" below.

CDSC Waivers. CDSCs are waived for certain redemptions pursuant to a Withdrawal Plan (see "Shareholder Account Features") and, for Class B and Class C shares, in connection with certain redemptions from tax-deferred retirement plans. Call 1-800-262-1122 for details. The Class B CDSC is also waived following the death of a beneficial owner of shares (a death certificate and other applicable documents may be required).

Conversion Feature.  After eight years, Class B shares automatically  convert to
Class  A  shares.   Class  B  shares  acquired   through  the   reinvestment  of
distributions convert in proportion to shares not so acquired.

More information about sales charges is available on the Eaton Vance website at www.eatonvance.com and in the Statement of Additional Information. Please consult the Eaton Vance website for any updates to sales charge information before making a purchase of Fund shares.

Distribution and Service Fees. Each Class of shares of Global Growth Fund and Class B and Class C shares of Growth Fund have in effect a plan under Rule 12b-1 that allows each Fund to pay distribution fees for the sale and distribution of shares (so-called "12b-1 fees"). Class A shares of Global Growth Fund pay distribution fees to the principal underwriter of 0.50% of Class A average daily net assets on shares outstanding for 12 months or less, and 0.25% on shares outstanding for more than 12 months. Class B and Class C shares of each Fund pay distribution fees to the principal underwriter of 0.75% of average daily net assets annually. Because these fees are paid from Fund assets on an ongoing basis, they will increase your cost over time and may cost you more than paying other types of sales charges. The principal underwriter compensates investment dealers on sales of Class B and Class C shares (except exchange transactions and reinvestments) in an amount equal to 4% and 1%, respectively, of the purchase price of the shares. After the first year, investment dealers also receive 0.75% of the value of Class C shares in annual distribution fees.

All classes pay service fees to the principal underwriter for personal and/or account services equal to 0.25% of average daily net assets annually. Class A shares of Global Growth Fund pay service fees on shares outstanding for more than 12 months and such fees are paid to investment dealers based on the value of shares sold by such dealers. After the sale of Class B and Class C shares, the principal underwriter typically receives service fees for one year and thereafter investment dealers generally receive them based on the value of shares sold by such dealers.

REDEEMING SHARES

You can redeem shares in any of the following ways:

By Mail Send your request to the transfer agent along with any certificates and stock powers. The request must be signed exactly as your account is registered and signature guaranteed. You can obtain a signature guarantee at certain banks, savings and loan institutions, credit unions, securities dealers, securities exchanges, clearing agencies and registered securities associations. You may be asked to provide additional documents if your shares are registered in the name of a corporation, partnership or fiduciary.

By Telephone   You can redeem up to  $100,000  per  account  (which may  include shares of one or more Eaton Vance  funds) by calling the transfer agent at  1-800-262-1122  on Monday through Friday,  9:00 a.m. to
               4:00 p.m. (eastern time).  Proceeds of a telephone redemption can
               be  mailed   only  to  the  account   address.   Shares  held  by
               corporations, trusts or certain other entities and shares that are subject to fiduciary arrangements cannot be redeemed by telephone.

Through an     Your investment  dealer is responsible for transmitting the order
Investment     promptly. An investment dealer may charge a fee for this service.
Dealer

Class A shares of Global Growth Fund are subject to a 1% redemption fee if redeemed or exchanged within three months of the settlement of the purchase. All redemption fees will be paid to the Fund. Redemptions of shares held by 401(k) plans, in proprietary fee-based programs sponsored by broker-dealers, or by Eaton Vance, its affiliated entities and accounts in which Eaton Vance or such an affiliate have a beneficial interest, as well as the redemption of shares acquired as the result of reinvesting distributions, are not subject to the redemption fee.

If you redeem shares, your redemption price will be based on the net asset value per share next computed after the redemption request is received. Your redemption proceeds will be paid in cash within seven days, reduced by the amount of any applicable CDSC and/or redemption fee and any federal income tax required to be withheld. Payments will be sent by mail unless you complete the Bank Wire Redemptions section of the account application.

If you recently purchased shares, the proceeds of a redemption will not be sent until the purchase check (including a certified or cashier's check) has cleared. If the purchase check has not cleared, redemption proceeds may be delayed up to 15 days from the purchase date. If your account value falls below $750 (other than due to market decline), you may be asked either to add to your account or redeem it within 60 days. If you take no action, your account will be redeemed and the proceeds sent to you.

While redemption proceeds are normally paid in cash, redemptions may be paid by distributing marketable securities. If you receive securities, you could incur brokerage or other charges in converting the securities to cash.

SHAREHOLDER ACCOUNT FEATURES

Once you purchase shares, the transfer agent establishes a Lifetime Investing Account(R) for you. Share certificates are issued only on request.

Distributions. You may have your Fund distributions paid in one of the following ways:

 * Full Reinvest Option. Dividends and capital gains are reinvested in additional shares. This option will be assigned if you do not specify an option.
 * Partial Reinvest Option. Dividends are paid in cash and capital gains are reinvested in additional shares.
 *   Cash Option.  Dividends and capital gains are paid in cash.
 * Exchange Option. Dividends and/or capital gains are reinvested in additional shares of any class of another Eaton Vance fund chosen by you, subject to the terms of that fund's prospectus. Before selecting this option, you must obtain a prospectus of the other fund and consider its objectives, risks, and charges and expenses carefully.

Information about the Funds. From time to time, you may be mailed the following:

 * Semiannual and Annual Reports containing a list of portfolio holdings as of the end of the second and fourth fiscal quarters, respectively, performance information and financial statements.
 * Periodic account statements, showing recent activity and total share balance.
 *   Form 1099 and tax information needed to prepare your income tax returns.
 *   Proxy materials, in the event a shareholder vote is required.
 *   Special notices about significant events affecting your Fund.

Each Fund will file with the Securities and Exchange Commission ("SEC") a list of its portfolio holdings as of the end of the first and third fiscal quarters on Form N-Q. Each Fund's annual and semiannual reports (as filed on Form N-CSR) and each Form N-Q may be viewed on the SEC's website (www.sec.gov). The most recent fiscal and calendar quarter end holdings may also be viewed on the Eaton Vance website (www.eatonvance.com). Portfolio holdings information is filed with the SEC or posted on the Eaton Vance website approximately 60 days after the end of the quarter to which it relates. Each Fund also posts information about certain portfolio characteristics (such as top ten holdings and asset allocation) as of each calendar quarter end on the Eaton Vance website approximately ten business days after quarter-end.

The Eaton Vance funds have established policies and procedures with respect to the disclosure of portfolio holdings and other information concerning Fund characteristics. A description of these policies and procedures is provided in the Statement of Additional Information. Such policies and procedures regarding disclosure of portfolio holdings are designed to prevent the misuse of material, non-public information about the funds.

Withdrawal Plan. You may redeem shares on a regular monthly or quarterly basis by establishing a systematic withdrawal plan. Withdrawals will not be subject to any applicable CDSC if they are, in the aggregate, less than or equal to 12% annually of the greater of either the initial account balance or the current account balance. A minimum account size of $5,000 is required to establish a systematic withdrawal plan. Because purchases of Class A shares are generally subject to an initial sales charge, Class A shareholders should not make withdrawals from their accounts while also making purchases. Because redemptions of Class A shares within three months of settlement of purchase are subject to a 1% redemption fee (including shares held in individual retirement accounts), shareholders should not make withdrawals pursuant to a Withdrawal Plan during that period.

Tax-Deferred  Retirement  Plans.  Class A and Class C shares are  available  for purchase in connection with certain tax-deferred retirement plans. Call 1-800-262-1122 for information. Distributions will be invested in additional shares for all tax-deferred retirement plans.

Exchange Privilege. You may exchange your Fund shares for shares of the same Class of another Eaton Vance fund or, in the case of Class B and Class C shares, Eaton Vance Money Market Fund. Exchanges are made at net asset value (subject to any application redemption fee). If your shares are subject to a CDSC, the CDSC will continue to apply to your new shares at the same CDSC rate. For purposes of the CDSC, your shares will continue to age from the date of your original purchase.

Before exchanging, you should read the prospectus of the new fund carefully. If you wish to exchange shares, write to the transfer agent (see back cover for address) or call 1-800-262-1122. Periodic automatic exchanges are also available. The exchange privilege may be changed or discontinued at any time. You will receive 60 days' notice of any material change to the privilege. This privilege may not be used for "market timing". If an account (or group of accounts) makes more than two round-trip exchanges (exchanged from one fund to another and back again) within 12 months, it will be deemed to be market timing. As described under "Purchasing Shares", the exchange privilege may be terminated for market timing accounts or for other reasons.

Reinvestment Privilege. If you redeem shares, you may reinvest at net asset value all or any portion of the redemption proceeds in the same class of shares of a Fund (or, for Class A shares, in Class A shares of any other Eaton Vance fund), provided that the reinvestment occurs within 60 days of the redemption, and the privilege has not been used more than once in the prior 12 months. Under these circumstances your account will be credited with any CDSC paid in connection with the redemption. Any CDSC period applicable to the shares you acquire upon reinvestment will run from the date of your original share purchase. Reinvestment requests must be in writing. If you reinvest, you will be sold shares at the next determined net asset value following receipt of your request.

Telephone and Electronic Transactions. You can redeem or exchange shares by telephone as described in this prospectus. In addition, certain transactions may be conducted through the Internet. The transfer agent and the principal underwriter have procedures in place to authenticate telephone and electronic instructions (such as using security codes or verifying personal account information). As long as the transfer agent and principal underwriter follow reasonable procedures, they will not be responsible for unauthorized telephone or electronic transactions and you bear the risk of possible loss resulting from these transactions. You may decline the telephone redemption option on the account application. Telephone instructions are tape recorded.

"Street Name" Accounts. If your shares are held in a "street name" account at an investment dealer, that dealer (and not the Fund or its transfer agent) will perform all recordkeeping, transaction processing and distribution payments. Because the Fund will have no record of your transactions, you should contact your investment dealer to purchase, redeem or exchange shares, to make changes in your account, or to obtain account information. You will not be able to utilize a number of shareholder features, such as telephone transactions, directly with the Fund. The transfer of shares in a "street name" account to an account with another investment dealer or to an account directly with the Fund involves special procedures and you will be required to obtain historical information about your shares prior to the transfer. Before establishing a "street name" account with an investment dealer, you should determine whether that dealer allows reinvestment of distributions in "street name" accounts.

Procedures for Opening New Accounts. To help the government fight the funding of terrorism and money laundering activities, federal law requires each Fund to obtain, verify and record information that identifies each person who opens a Fund account. When you open an account, the transfer agent or your investment dealer will ask you for your name, address, date of birth and other identifying information. You also may be asked to produce a copy of your driver's license and other identifying documents. If a person fails to provide the information requested, any application by that person to open a new account will be rejected. Moreover, if the transfer agent or the investment dealer is unable to verify the identity of a person based on information provided by that person, it may take additional steps including, but not limited to, requesting additional information from the person, closing the person's account or reporting the matter to the appropriate federal authorities.

Account Questions. If you have any questions about your account or the services available, please call Eaton Vance Shareholder Services at 1-800-262-1122, or write to the transfer agent (see back cover for address).

TAX INFORMATION

Global Growth Fund pays dividends at least once annually and intends to pay capital gains annually. Distributions of income and net capital gains from investments held by the Portfolio for one year or less will be taxable as ordinary income. Distributions of net gains from investments held by the Portfolio for more than one year are taxable as long-term capital gains. Global Growth Fund expects that its distributions will consist primarily of capital gains. Global Growth Fund's distributions will be taxable as described above whether they are paid in cash or reinvested in additional shares. A portion of the Fund's distributions may be eligible for the dividends-received deduction for corporations.

Growth Fund intends to pay dividends semiannually and to distribute any net realized capital gains annually. Distributions of income and net short-term capital gains will be taxable as ordinary income. Distributions of any long-term capital gains are taxable as long-term capital gains. Distributions are expected to be taxable primarily as long-term capital gains. A portion of Growth Fund's
distributions  may  be  eligible  for  the   dividends-received   deduction  for
corporations. Growth Fund's distributions will be taxable as described above whether they are paid in cash or reinvested in additional shares.

Investors who purchase shares at a time when a Fund's net asset value reflects gains that are either unrealized or realized but not distributed will pay the full price for the shares and then may receive some portion of the purchase price back as a taxable distribution. Certain distributions paid in January will be taxable to shareholders as if received on December 31 of the prior year. A redemption of Fund shares, including an exchange for shares of another fund, is a taxable transaction.

A Portfolio's investments in foreign securities may be subject to foreign withholding taxes, which would decrease a Fund's income on such securities. Under certain circumstances, shareholders of Global Growth Fund may be entitled to claim a credit or deduction with respect to foreign taxes. Shareholders of Growth Fund generally will not be entitled to claim a credit or deduction with respect to foreign taxes paid by the Growth Portfolio. In addition, investments in foreign securities or foreign currencies may increase or accelerate recognition of ordinary income and may affect the timing or amount of a Fund's distributions.

Shareholders should consult with their advisers concerning the applicability of state, local and other taxes to an investment.

FINANCIAL HIGHLIGHTS

The financial highlights are intended to help you understand a Fund's financial performance for the past five years. Certain information in the tables reflects the financial results for a single Fund share. The total returns in the tables represent the rate an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions and not taking into account a sales charge). This information has been audited by PricewaterhouseCoopers
LLP, an independent registered public accounting firm. The report of PricewaterhouseCoopers LLP and each Fund's financial statements are incorporated by reference and included in each Fund's annual report, which is available on request. Prior to January 1, 2004, Global Growth Fund was known as "Eaton Vance Information Age Fund."

                                                                        GLOBAL GROWTH FUND
                            -------------------------------------------------------------------------------------------------------
                                                                      YEAR ENDED AUGUST 31,
                            -------------------------------------------------------------------------------------------------------
                                            2004(1)                         2003(1)                            2002(1)
                            -------------------------------------------------------------------------------------------------------
                                CLASS A    CLASS B    CLASS C    CLASS A    CLASS B    CLASS C     CLASS A    CLASS B    CLASS C
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value -
  Beginning of year             $12.690    $12.760    $12.300    $11.140    $11.270    $10.870     $13.640    $13.910    $13.400
                                -------    -------    -------    -------    -------    -------     -------    -------    -------
Income (loss) from
 operations
Net investment loss             $(0.072)   $(0.169)   $(0.152)   $(0.088)   $(0.159)   $(0.154)    $(0.098)   $(0.195)   $(0.187)
Net realized and unrealized
 gain (loss)                      0.602      0.629      0.592      1.638      1.649      1.584      (2.402)    (2.445)    (2.343)
                                -------    -------    -------    -------    -------    -------     -------    -------    -------
Total income (loss) from
 perations                      $ 0.530    $ 0.460    $ 0.440    $ 1.550    $ 1.490    $ 1.430     $(2.500)   $(2.640)   $(2.530)
                                -------    -------    -------    -------    -------    -------     -------    -------    -------
Less distributions
From net realized gain          $    --    $    --    $    --    $    --    $    --    $    --     $    --    $    --    $    --
                                -------    -------    -------    -------    -------    -------     -------    -------    -------
Total distributions             $    --    $    --    $    --    $    --    $    --    $    --     $    --    $    --    $    --
                                -------    -------    -------    -------    -------    -------     -------    -------    -------
Redemption fees                 $ 0.000(4) $ 0.000(4) $ 0.000(4) $ 0.000(4) $ 0.000(4) $ 0.000(4)  $    --    $    --    $    --
                                -------    -------    -------    -------    -------    -------     -------    -------    -------
Net asset value -
 End of year                    $13.220    $13.220    $12.740    $12.690     $12.760   $12.300     $11.140    $11.270    $10.870
                                =======    =======    =======    =======     =======   =======     =======    =======    =======
Total return(2)                    4.18%      3.61%      3.58%     13.91%      13.22%    13.16%     (18.33)%   (18.98)%   (18.88)%
Ratios/Supplemental Data+
Net assets, end of year
 (000's omitted)                $39,113    $33,522    $12,402    $32,559     $50,558   $14,817     $35,502    $55,898    $17,064
Ratios (as a percentage of
 average daily net assets):
  Net expenses(3)                 2.44%      2.94%      2.94%      2.39%       3.02%     3.02%        1.99%      2.72%      2.72%
  Net expenses after custodian
    fee reduction                 2.44%      2.94%      2.94%      2.39%       3.02%     3.02%        1.99%      2.72%      2.72%
  Net investment loss            (0.52)%    (1.22)%    (1.14)%    (0.79)%     (1.42)%   (1.42)%      (0.76)%    (1.48)%    (1.47)%
Portfolio Turnover of the
 Portfolio                         164%       164%       164%        93%         93%       93%         107%       107%       107%

+   The expenses of the Fund reflect a reimbursement of Class A distribution and service fees.  Had such action not been taken, the ratios and net investment loss per share would have been as follows:

Ratios (as a percentage of average daily
 net assets):
  Expenses(3)                                                      2.52%                              2.22%
  Expenses after custodian fee
    reduction                                                      2.52%                              2.22%
  Net investment loss                                             (0.92)%                            (0.99)%
Net investment loss per share                                   $(0.102)                           $(0.128)

                                                                                                       (See footnotes on last page.)

                                                                    GLOBAL GROWTH FUND
                                         ----------------------------------------------------------------------
                                                                    YEAR ENDED AUGUST 31,
                                         ----------------------------------------------------------------------
                                                       2001(1)                         2000(1)
                                         ----------------------------------------------------------------------
                                            CLASS A    CLASS B    CLASS C    CLASS A   CLASS B     CLASS C
---------------------------------------------------------------------------------------------------------------
Net asset value - Beginning of year         $21.840    $22.380    $21.610    $17.340   $ 17.770    $17.280
                                            -------    -------    -------    -------   --------    -------
Income (loss) from operations

Net investment loss                         $(0.132)   $(0.249)   $(0.238)   $(0.213)  $ (0.353)   $(0.342)
Net realized and unrealized gain (loss)      (6.935)    (7.088)    (6.839)     6.939      7.189      6.898
                                            -------    -------    -------    -------   --------    -------
Total income (loss) from operations         $(7.067)   $(7.337)   $(7.077)   $ 6.726   $  6.836    $ 6.556
                                            -------    -------    -------    -------   --------    -------

Less distributions
From net realized gain                      $(1.133)   $(1.133)   $(1.133)   $(2.226)  $ (2.226)   $(2.226)
                                            -------    -------    -------    -------   --------    -------
Total distributions                         $(1.133)   $(1.133)   $(1.133)   $(2.226)  $ (2.226)   $(2.226)
                                            -------    -------    -------    -------   --------    -------
Net asset value - End of year               $13.640    $13.910    $13.400    $21.840   $ 22.380    $21.610
                                            =======    =======    =======    =======   ========    =======
Total return(2)                              (33.65)%   (34.06)%   (34.07)%    43.12%     42.58%     42.42%

Ratios/Supplemental Data+
Net assets, end of year (000's omitted)     $49,231    $87,092    $27,527    $68,208    $148,603   $41,113

Ratios (as a percentage of average
 daily net assets):
   Net expenses(3)                             1.99%      2.64%      2.64%      1.99%      2.59%      2.60%
   Net expenses after custodian fee
    reduction                                  1.99%      2.64%      2.64%      1.99%      2.59%      2.60%
   Net investment loss                        (0.78)%    (1.44)%    (1.44)%    (0.98)%    (1.59)%    (1.57)%
Portfolio turnover of the Portfolio             160%       160%       160%       173%       173%       173%

+  The expenses of the Fund reflect a reimbursement of Class A distribution and service fees. Had such action not been taken, the ratios and net investment loss per share would have been as follows:

Ratios (as a percentage of average daily
 net assets):
  Expenses(3)                                  2.14%                            2.12%
  Expenses after custodian fee reduction       2.14%                            2.12%
  Net investment loss                         (0.93)%                          (1.11)%
  Net investment loss per share             $(0.156)                         $(0.241)

                                                                                (See footnotes on last page).

                                                                           GROWTH FUND
                             ------------------------------------------------------------------------------------------------------
                                                                      YEAR ENDED AUGUST 31,
                             ------------------------------------------------------------------------------------------------------
                                            2004(1)                          2003(1)                          2002(1)
                             ------------------------------------------------------------------------------------------------------
                                 CLASS A    CLASS B    CLASS C    CLASS A    CLASS B    CLASS C    CLASS A    CLASS B     CLASS C
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value - Beginning
of year                         $ 6.310    $12.060    $10.430    $ 4.760    $ 9.170    $ 7.930    $ 6.270    $12.160     $10.520
                                -------    -------    -------    -------    -------    -------    -------    -------     -------
Income (loss) from
 operations
Net investment loss             $(0.039)   $(0.176)   $(0.143)   $(0.057)   $(0.182)   $(0.157)   $(0.057)   $(0.196)    $(0.172)
Net realized and unrealized
 gain (loss)                     (0.211)    (0.384)    (0.337)     1.607      3.072      2.657     (1.453)    (2.794)     (2.418)
                                -------    -------    -------    -------    -------    -------    -------    -------     -------
Total income (loss) from
 operations                     $(0.250)   $(0.560)   $(0.480)   $ 1.550    $ 2.890    $ 2.500    $(1.510)   $(2.990)    $(2.590)
                                -------    -------    -------    -------    -------    -------    -------    -------     -------
Less distributions
From net realized gain          $    --    $    --    $    --    $    --    $    --    $    --    $    --    $    --     $    --
                                -------    -------    -------    -------    -------    -------    -------    -------     -------
Total distributions             $    --    $    --    $    --    $    --    $    --    $    --    $    --    $    --     $    --
                                -------    -------    -------    -------    -------    -------    -------    -------     -------
Net asset value - End of year   $ 6.060    $11.500    $ 9.950    $ 6.310    $12.060    $10.430    $ 4.760    $ 9.170     $ 7.930
                                =======    =======    =======    =======    =======    =======    =======    =======     =======
Total return(2)                   (3.96)%    (4.64)%    (4.60)%    32.56%     31.52%     31.53%    (24.08)%   (24.59)%    (24.62)%
Ratios/Supplemental Data
Net assets, end of year
 (000's omitted)                $95,214    $11,247    $ 6,048    $96,673    $13,254    $ 4,592    $80,121    $ 6,972     $ 2,491
Ratios (as a percentage of
 average daily net assets):
  Expenses(3)                      1.26%      2.01%      2.01%      1.38%      2.13%      2.13%      1.29%      2.04%       2.04%
  Interest expense(3)              0.01%      0.01%      0.01%        --         --         --         --         --          --
  Net investment loss             (0.60)%    (1.43)%    (1.34)%    (1.13)%    (1.87)%    (1.87)%    (0.99)%    (1.74)%     (1.75)%
Portfolio Turnover of the
 Portfolio                          276%       276%       276%       217%       217%       217%       282%       282%        282%

                                                                                                      (See footnotes on last page.)

                                                                           GROWTH FUND
                                        -------------------------------------------------------------------------------
                                                                       YEAR ENDED AUGUST 31,
                                        -------------------------------------------------------------------------------
                                                            2001(1)                            2000(1)
                                        -------------------------------------------------------------------------------
                                                CLASS A     CLASS B    CLASS C    CLASS A     CLASS B     CLASS C
-----------------------------------------------------------------------------------------------------------------------
Net asset value - Beginning of year            $ 10.360    $18.140    $16.000    $  9.950    $17.330     $15.330
                                               --------    -------    -------    --------    -------     -------
Income (loss) from operations
Net investment loss                            $ (0.049)   $(0.195)   $(0.172)   $ (0.020)   $(0.180)    $(0.159)
Net realized and unrealized gain (loss)          (1.811)    (3.555)    (3.078)      0.771      1.331       1.170
                                               --------    -------    -------    --------    -------     -------
Total income (loss) from operations            $ (1.860)   $(3.750)   $(3.250)   $  0.751    $ 1.151     $ 1.011
                                               --------    -------    -------    --------    -------     -------
Less distributions
From net realized gain                         $ (2.230)   $(2.230)   $(2.230)   $ (0.341)   $(0.341)    $(0.341)
                                               --------    -------    -------    --------    -------     -------
Total distributions                            $ (2.230)   $(2.230)   $(2.230)   $ (0.341)   $(0.341)    $(0.341)
                                               --------    -------    -------    --------    -------     -------
Net asset value -  End of year                 $  6.270    $12.160    $10.520    $ 10.360    $18.140     $16.000
                                               ========    =======    =======    ========    =======     =======
Total return(2)                                  (22.80)%   (23.53)%   (23.56)%      7.74%      6.74%       6.70%


Ratios/Supplemental Data
Net assets, end of year (000's omitted)        $109,847    $ 9,863    $ 2,584    $164,388    $16,178     $ 2,774
Ratios (as a  percentage of average daily
  net assets):
    Expenses(3)                                    1.23%      1.98%      1.98%       1.09%      1.94%       1.94%
    Interest expense(3)                            0.04%      0.04%      0.04%       0.01%      0.01%       0.01%
    Net investment loss                           (0.70)%    (1.44)%    (1.48)%     (0.21)%    (1.05)%     (1.05)%
Portfolio Turnover of the Portfolio                 301%       301%       301%        274%       274%        274%

(1)  Net   investment   loss  per  share  was  computed   using  average  shares
     outstanding.
(2) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.
(3)  Includes the Fund's share of its Portfolio's allocated expenses.
(4)  Amount represents less than $0.0005.

LOGO





More Information
--------------------------------------------------------------------------------

     About the Funds: More information is available in the statement of additional information. The statement of additional information is incorporated by reference into this prospectus. Additional information about each Portfolio's investments is available in the annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during the past year. You may obtain free copies of the statement of additional information and the shareholder reports by contacting the principal underwriter:

                         Eaton Vance Distributors, Inc.
                            The Eaton Vance Building
                                255 State Street
                                Boston, MA 02109
                                 1-800-225-6265
                           website: www.eatonvance.com

     You will find and may copy information about each Fund (including the statement of additional information and shareholder reports): at the Securities and Exchange Commission's public reference room in Washington, DC (call 1-202-942-8090 for information on the operation of the public reference room); on the EDGAR Database on the SEC's Internet site (http:// www.sec.gov); or, upon payment of copying fees, by writing to the SEC's public reference section, Washington, DC 20549-0102, or by electronic mail at publicinfo@sec.gov.

     About Shareholder Accounts: You can obtain more information from Eaton Vance Shareholder Services (1-800-262-1122). If you own shares and would like to add to, redeem or change your account, please write or call the transfer agent:
--------------------------------------------------------------------------------

                                    PFPC Inc.
                                  P.O. Box 9653
                            Providence, RI 02940-9653
                                 1-800-262-1122



The Funds' SEC File No. is 811-1241.                                        GGFP


1916-1/05                                        (C) 2005 Eaton Vance Management

                                                          STATEMENT OF
                                                          ADDITIONAL INFORMATION
                                                          May 2, 2005


                         Eaton Vance Global Growth Fund
                             Eaton Vance Growth Fund

                            The Eaton Vance Building
                                255 State Street
                           Boston, Massachusetts 02109
                                 1-800-262-1122


This Statement of Additional Information ("SAI") provides general information about the Funds and the Portfolios. Each Fund and Portfolio are diversified, open-end management companies. Each Fund is a series of Eaton Vance Growth Trust (the "Trust"). Capitalized terms used in this SAI and not otherwise defined have the meanings given to them in the prospectus. This SAI contains additional information about:

                                Page                                      Page
Strategies and Risks              2     Purchasing and Redeeming Shares    22
Investment Restrictions           6     Sales Charges                      23
Management and Organization       8     Performance                        25
Investment Advisory and                 Taxes                              27
  Administrative Services        16     Portfolio Securities Transactions  30
Other Service Providers          20     Financial Statements               32
Calculation of Net Asset Value   21


Appendix A: Class A Fees, Performance and Ownership                        33
Appendix B: Class B Fees, Performance and Ownership                        35
Appendix C: Class C Fees, Performance and Ownership                        37
Appendix D: Eaton Vance Funds Proxy Voting Policies and Procedures         39
Appendix E: Adviser Proxy Voting Policies                                  41
Appendix F: Lloyd George Management Proxy Voting Procedures                45


Although each Fund offers only its shares of beneficial interest, it is possible that a Fund (or Class) might become liable for a misstatement or omission in this SAI regarding another Fund (or Class) because the Funds use this combined SAI. The Trustees of the Trust have considered this factor in approving the use of a combined SAI.


This SAI is NOT a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by the Funds' relevant prospectus dated May 2, 2005, as supplemented from time to time, which is incorporated herein by reference. This SAI should be read in conjunction with the prospectus, which may be obtained by calling 1-800-225-6265.









(C) 2005 Eaton Vance Management

The following defined terms may be used herein: "SEC" for the Securities and Exchange Commission; "CFTC" for the Commodities Futures Trading Commission; "Code" for the Internal Revenue Code of 1986, as amended; "1940 Act" for the Investment Company Act of 1940, as amended; and "NASD" for the National Association of Securities Dealers, Inc.

                              STRATEGIES AND RISKS

Primary strategies are defined in the prospectus. The following is a description of the various investment practices that may be engaged in, whether as a primary or secondary strategy, and a summary of certain attendant risks. The investment adviser(s) may not buy any of the following instruments or use any of the following techniques unless it believes that doing so will help achieve the investment objective(s).

Foreign Investments. Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets, political or financial instability or diplomatic and other developments which could affect such investments. Further, economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States. It is anticipated that in most cases the best available market for foreign securities will be on exchanges or in over-the-counter markets located outside the United States. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In addition, foreign brokerage commissions are generally higher than commissions on securities traded in the United States and may be non-negotiable. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers, and issuers than in the United States. In some countries, delayed settlements are customary, which increase the risk of loss.

American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) may be purchased. ADRs, EDRs and GDRs are certificates evidencing ownership of shares of a foreign issuer and are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, they continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include the political and economic risks of the underlying issuer's country, and, in the case of depositary receipts traded on non-U.S. markets, foreign exchange risk. ADRs, EDRs and GDRs may be sponsored or unsponsored. Unsponsored receipts are established without the participation of the issuer. Unsponsored receipts may involve higher expenses, they may not pass-through voting or other shareholder rights, and they may be less liquid.

Foreign Currency Transactions. The value of foreign assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency rates and exchange control regulations. Currency exchange rates can also be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the U.S. or abroad. Foreign currency exchange transactions may be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into derivative currency transactions. Currency futures contracts are exchange-traded and change in value to reflect movements of a currency or a basket of currencies. Settlement must be made in a designated currency.

Forward foreign currency exchange contracts are individually negotiated and privately traded so they are dependent upon the creditworthiness of the counterparty. Such contracts may be used when a security denominated in a foreign currency is purchased or sold, or when the receipt in a foreign currency of dividend or interest payments on such a security is anticipated. A forward contract can then "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. Additionally, when the investment adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the securities held that are denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible. In addition, it may not be possible to hedge against long-term currency changes. Cross-hedging may be used by using forward contracts in one currency (or basket of currencies) to hedge against fluctuations in the value of securities denominated in a different currency if the investment adviser determines that there is an established historical pattern of correlation between the two currencies (or the basket of currencies and the underlying currency). Use of a different foreign currency magnifies exposure to foreign currency exchange rate fluctuations. Forward contracts may also be used to shift exposure to foreign currency exchange rate changes from one currency to another. Short-term hedging provides a means of fixing the dollar value of only a portion of portfolio assets.

Global Growth Portfolio may also enter into currency swaps. Currency swaps involve the exchange of rights to make or receive payments in specified currencies and are individually negotiated. The entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The credit quality of the unsecured senior debt or the claims-paying ability of the other party thereto must be considered to be investment grade by the investment adviser at the time the swap is entered into. The use of currency swaps is a highly specialized activity which involves special investment techniques and risks. If the investment adviser is incorrect in its forecasts of market value and currency exchange rates, performance will be adversely affected.

Currency transactions are subject to the risk of a number of complex political and economic factors applicable to the countries issuing the underlying currencies. Furthermore, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying the derivative currency transactions. As a result, available information may not be complete. In an over-the-counter trading environment, there are no daily price fluctuation limits. There may be no liquid secondary market to close out options purchased or written, or forward contracts entered into, until their exercise, expiration or maturity. There is also the risk of default by, or the bankruptcy of, the financial institution serving as a counterparty.

Emerging Companies. Global Growth Portfolio may invest in securities of smaller, less seasoned or "emerging" companies. The investment risk associated with emerging companies is higher than that normally associated with larger, older companies due to the greater business risks associated with small size, the relative age of the company, limited product lines, distribution channels and financial and managerial resources. Further, there is typically less publicly available information concerning smaller companies than for larger, more established ones. The securities of small companies are often traded only over-the-counter and may not be traded in the volumes typical of trading on a national securities exchange. As a result, this type of holding may need to be discounted from recent prices or disposed of over a long period of time. The prices of this type of security are often more volatile than those of larger companies which are often traded on a national securities exchange.

Illiquid Securities. Each Portfolio may invest up to 15% of net assets in illiquid securities. Illiquid securities include securities legally restricted as to resale, such as commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933, as amended, and securities eligible for resale pursuant to Rule 144A thereunder. Section 4(2) and Rule 144A securities may, however, be treated as liquid by the investment adviser pursuant to procedures adopted by the Trustees, which require consideration of factors such as trading activity, availability of market quotations and number of dealers willing to purchase the security. If a Portfolio invests in Rule 144A securities, the level of portfolio illiquidity may be increased to the extent that eligible buyers become uninterested in purchasing such securities.

It may be difficult to sell such securities at a price representing the fair value until such time as such securities may be sold publicly. Where registration is required, a considerable period may elapse between a decision to sell the securities and the time when it would be permitted to sell. Thus, a Portfolio may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell. Each Portfolio may also acquire securities through private placements under which it may agree to contractual restrictions on the resale of such securities. Such restrictions might prevent their sale at a time when such sale would otherwise be desirable.

Derivative Instruments. Derivative instruments (which are instruments that derive their value from another instrument, security, index or currency) may be purchased or sold to enhance return (which may be considered speculative), to hedge against fluctuations in securities prices, market conditions or currency exchange rates, or as a substitute for the purchase or sale of securities or currencies. Such transactions may be in the U.S. or abroad and may include the purchase or sale of futures contracts on securities, securities and other indices, other financial instruments or currencies; options on futures contracts; exchange-traded and over-the-counter options on securities, indices or currencies; and forward foreign currency exchange contracts. Transactions in derivative instruments involve a risk of loss or depreciation due to: unanticipated adverse changes in securities prices, interest rates, indices, the other financial instruments' prices or currency exchange rates; the inability to close out a position; default by the counterparty; imperfect correlation between a position and the desired hedge; tax constraints on closing out positions; and portfolio management constraints on securities subject to such transactions. The loss on derivative instruments (other than purchased options) may substantially exceed an investment in these instruments. In addition, the entire premium paid for purchased options may be lost before they can be profitably exercised.
Transaction costs are incurred in opening and closing positions. Derivative instruments may sometimes increase or leverage exposure to a particular market risk, thereby increasing price volatility of derivative instruments a Portfolio holds. A Portfolio's success in using derivative instruments to hedge portfolio assets depends on the degree of price correlation between the derivative instruments and the hedged asset. Imperfect correlation may be caused by several factors, including temporary price disparities among the trading markets for the derivative instrument, the assets underlying the derivative instrument and a Portfolio's assets.

Over-the-counter ("OTC") derivative instruments involve an enhanced risk that the issuer or counterparty will fail to perform its contractual obligations. Some derivative instruments are not readily marketable or may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit trading in an exchange-traded derivative instrument, which may make the contract temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or futures option can vary from the previous day's settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the closing out of positions to limit losses. The staff of the SEC takes the position that certain purchased OTC options, and assets used as cover for written OTC options, are illiquid. The ability to terminate OTC derivative instruments may depend on the cooperation of the counterparties to such contracts. For thinly traded derivative instruments, the only source of price quotations may be the selling dealer or counterparty. In addition, certain provisions of the Code limit the use of derivative instruments. Each Portfolio has claimed an exclusion from the definition of a Commodity Pool Operator ("CPO") under the Commodity Exchange Act and therefore is not subject to registration as a CPO. The use of derivatives are highly specialized activities that involve skills different from conducting ordinary portfolio securities transactions. There can be no assurance that the investment adviser's use of derivative instruments will be advantageous to a Portfolio. Each Portfolio will engage in transactions in futures contracts and regulated options only to the extent such transactions are consistent with the requirements of the Code for maintaining the qualification of the Fund as a regulated investment company for federal income tax purposes.

Foreign exchange traded futures contracts and options thereon may be used only if the investment adviser determines that trading on such foreign exchange does not entail risks, including credit and liquidity risks, that are materially greater than the risks associated with trading on CFTC-regulated exchanges.

A put option on a security may be written only if the investment adviser intends to acquire the security. For Growth Portfolio, credit exposure on equity swaps to any one counterparty will be limited to 5% or less of net assets. Call options written on securities will be covered by ownership of the securities subject to the call option oran offsetting option.

Risks Associated With Derivative Instruments. Transactions in derivative instruments involve a risk of loss or depreciation due to: unanticipated adverse changes in securities prices, interest rates, the other financial instruments' prices or currency exchange rates; the inability to close out a position; default by the counterparty; imperfect correlation between a position and the desired hedge; tax constraints on closing out positions; and portfolio management constraints on securities subject to such transactions. The loss on derivative instruments (other than purchased options) may substantially exceed a Portfolio's initial investment in these instruments. In addition, a Portfolio may lose the entire premium paid for purchased options that expire before they can be profitably exercised. Transaction costs are incurred in opening and closing positions in derivative instruments.

Derivative instruments may sometimes increase or leverage a Portfolio's exposure to a particular market risk. Leverage enhances a Portfolio's exposure to the price volatility of derivative instruments it holds. A Portfolio's success in using derivative instruments to hedge portfolio assets depends on the degree of price correlation between the derivative instruments and the hedged asset. Imperfect correlation may be caused by several factors, including temporary price disparities among the trading markets for the derivative instrument, the assets underlying the derivative instrument and a Portfolio's assets. During periods of market volatility, a commodity exchange may suspend or limit trading in an exchange-traded derivative instrument, which may make the contract temporarily illiquid and difficult to price. A commodity exchange may also establish daily limits on the amount that the price of a futures contract or futures option can vary from the previous day's settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent a Portfolio from closing out positions and limiting its losses. The use of derivatives are highly specialized activities that involve skills different from conducting ordinary portfolio securities transactions. There can be no assurance that the investment adviser's use of derivative instruments will be advantageous to a Portfolio. Each Portfolio will engage in transactions in futures contracts and regulated options only to the extent such transactions are consistent with the requirements of the Code for maintaining the qualification of the Fund as a regulated investment company for federal income tax purposes.

Repurchase Agreements. Each Portfolio may enter into repurchase agreements (the purchase of a security coupled with an agreement to resell at a higher price) with respect to its permitted investments. In the event of the bankruptcy of the other party to a repurchase agreement, a Portfolio might experience delays in recovering its cash. To the extent that, in the meantime, the value of the securities the Portfolio purchased may have decreased, the Portfolio could experience a loss. Repurchase agreements which mature in more than seven days will be treated as illiquid. A Portfolio's repurchase agreements will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the agreement, and will be marked to market daily.

Reverse Repurchase Agreements. Each Portfolio may enter into reverse repurchase agreements. Under a reverse repurchase agreement, a Portfolio temporarily transfers possession of a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash. At the same time, the Portfolio agrees to repurchase the instrument at an agreed upon time (normally within seven days) and price, which reflects an interest payment. A Portfolio may enter into such agreements when it is able to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income. A Portfolio could also enter into reverse repurchase agreements as a means of raising cash to satisfy redemption requests without the necessity of selling portfolio assets.

When a Portfolio enters into a reverse repurchase agreement, any fluctuations in the market value of either the securities transferred to another party or the securities in which the proceeds may be invested would affect the market value of the Portfolio's assets. As a result, such transactions may increase fluctuations in the market value of the Portfolio's assets. While there is a risk that large fluctuations in the market value of the Portfolio's assets could affect net asset value, this risk is not significantly increased by entering into reverse repurchase agreements, in the opinion of the investment adviser. Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds, they constitute a form of leverage. Such agreements will be treated as subject to investment restrictions regarding "borrowings." If the Portfolio reinvests the proceeds of a reverse repurchase agreement at a rate lower than the cost of the agreement, entering into the agreement will lower the Portfolio's yield.

Asset Coverage. To the extent required by SEC guidelines, each Portfolio will only engage in transactions that expose it to an obligation to another party if it owns either (1) an offsetting ("covered") position for the same type of financial asset, or (2) cash or liquid securities, segregated with its custodian, with a value sufficient at all times to cover its potential obligations not covered as provided in (1). Assets used as cover or segregated with the custodian cannot be sold while the position(s) requiring cover is open unless replaced with other appropriate assets. As a result, if a large portion of assets is segregated or committed as cover, it could impede portfolio management or the ability to meet redemption requests or other current obligations.

High Yield Bonds. Each Portfolio may invest in high yield, high risk corporate bonds (commonly referred to as "junk bonds") if the investment adviser believes such bonds offer the potential for capital growth. High yield bonds are considered predominantly speculative because of the credit risk of their issuers. Each Portfolio may invest in such bonds regardless of their credit rating.

Other Investment Companies. Each Portfolio reserves the right to invest up to 10% of its total assets, calculated at the time of purchase, in the securities of other investment companies unaffiliated with the investment adviser or the manager that have the characteristics of closed-end investment companies. The Portfolio will indirectly bear its proportionate share of any management fees paid by investment companies in which it invests in addition to the advisory and management fees for Global Growth Portfolio and advisory fee for Growth Portfolio paid by the Portfolio. The value of closed-end investment company securities, which are usually traded on an exchange, is affected by demand for the securities themselves, independent of the demand for the underlying portfolio assets, and, accordingly, such securities can trade at a discount from their net asset values.

Lending Portfolio Securities. Each Portfolio may lend up to one-third of the value of its total assets (including borrowings) or such other amount as is permitted under relevant law. Each Portfolio may seek to earn income by lending portfolio securities to broker-dealers or other institutional borrowers. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the securities loaned if the borrower of the securities fails financially. In the judgment of the investment adviser the loans will be made only to organizations whose credit quality or claims paying ability is considered to be at least investment grade and the investment adviser will periodically monitor the financial condition of such organizations while any loans are outstanding. In addition, loans will only be made when the investment adviser believes the expected returns, net of administrative expenses and any finders' fees, justify the attendant risk. Securities loans currently are required to be secured continuously by collateral in cash, cash equivalents (such as money market instruments) or other liquid securities held by the custodian and maintained in an amount at least equal to the market value of the securities loaned. Distributions of any income realized from securities loans will be taxable as ordinary income.

Short Sales. Each Portfolio may sell a security short if it owns at least an equal amount of the security sold short or another security convertible or exchangeable for an equal amount of the security sold short without payment of further compensation (a short sale against-the-box). In a short sale against-the-box, the short seller is exposed to the risk of being forced to deliver appreciated stock to close the position if the borrowed stock is called in by the lender. These transactions may also require the current recognition of taxable gain under certain tax rules applicable to constructive sales. Each Portfolio expects normally to close its short sales against-the-box by delivering newly-acquired stock.

Equity Investments. Equity securities eligible for purchase include common and preferred stocks; equity interests in trusts, partnerships, joint ventures and other unincorporated entities or enterprises; special classes of shares available only to foreign investors in markets that restrict ownership by foreign investors to certain classes of equity securities; convertible preferred stocks; debt securities (limited to securities convertible into common stocks); warrants and other convertible instruments.

Convertible Securities. A Portfolio may from time to time invest a portion of its assets in debt securities and preferred stocks which are convertible into, or carry the right to purchase, common stock or other equity securities. The debt security or preferred stock may itself be convertible into or exchangeable for equity securities, or the purchase right may be evidenced by warrants attached to the security or acquired as part of a unit with the security. Convertible securities may be purchased for their appreciation potential when they yield more than the underlying securities at the time of purchase or when they are considered to present less risk of principal loss than the underlying securities. Generally speaking, the interest or dividend yield of a convertible security is somewhat less than that of a non-convertible security of similar quality issued by the same company.

Warrants. A Portfolio may from time to time invest a portion of its assets in warrants. Warrants are an option to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. The prices of warrants do not necessarily move parallel to the prices of the underlying securities. Warrants may become valueless if not sold or exercised prior to their expiration. Warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. (Canadian special warrants issued in private placements prior to a public offering are not considered warrants for purposes of a Portfolio's investment restrictions).

Temporary Investments. A Portfolio may invest temporarily in cash or cash equivalents. Cash equivalents are highly liquid, short-term securities such as commercial paper, time deposits, certificates of deposit, short-term notes and short-term U.S. Government obligations.

Portfolio Turnover. A Portfolio cannot accurately predict its portfolio turnover rate, but the annual turnover rate may exceed 100% (excluding turnover of securities having a maturity of one year or less). A high turnover rate (100% or more) necessarily involves greater expenses to a Portfolio and may result in a realization of net short-term capital gains. During the fiscal year ended August 31, 2004, the portfolio turnover rate of Global Growth Portfolio and Growth Portfolio was 164% and 276%, respectively.

Diversified Status. Each Fund and each Portfolio is a "diversified" investment company under the 1940 Act. This means that with respect to 75% of its total assets (1) it may not invest more than 5% of its total assets in the securities of any one issuer (except U.S. Government obligations) and (2) it may not own more than 10% of the outstanding voting securities of any one issuer (which generally is inapplicable because debt obligations are not voting securities). With respect to no more than 25% of its total assets, investments are not subject to the foregoing restrictions.

                             INVESTMENT RESTRICTIONS

The following investment restrictions of each Fund are designated as fundamental policies and as such cannot be changed without the approval of the holders of a majority of a Fund's outstanding voting securities, which as used in this SAI means the lesser of (a) 67% of the shares of a Fund present or represented by proxy at a meeting if the holders of more than 50% of the outstanding shares are present or represented at the meeting or (b) more than 50% of the outstanding shares of a Fund. Accordingly, each Fund may not:

(1)  Borrow  money or issue  senior  securities  except as permitted by the 1940
     Act;
(2) Purchase any securities on margin (but the Fund and the Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities); or
(3) Make loans to any person except by (a) the acquisition of debt securities and making portfolio investments, (b) entering into repurchase agreements or (c) lending portfolio securities.

With respect to the Global Growth Fund, the Fund may not:
(4) With respect to 75% of its total assets, invest more than 5% of its total assets (taken at current value) in the securities of any one issuer, or invest in more than 10% of the outstanding voting securities of any one issuer, except obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and except securities of other investment companies;

(5)  Underwrite securities of other issuers;
(6) Invest in real estate including interests in real estate limited partnerships (although it may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate) or in commodities or commodity contracts for the purchase or sale of physical commodities; or
(7) Concentrate its investments in any particular industry, but, if deemed appropriate for the Fund's objective, up to 25% of the value of its assets may be invested in securities of companies in any one industry (although more than 25% may be invested in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities).

With respect to Growth Fund, the Fund may not:
(8) With respect to 75% of its total assets, purchase the securities of any issuer if such purchase at the time thereof would cause more than 5% of its total assets (taken at market value) to be invested in the securities of such issuer, or purchase securities of any issuer if such purchase at the time thereof would cause more than 10% of the total voting securities of such issuer to be held by the Fund or Portfolio, except obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and except securities of other investment companies;
(9)  Underwrite or participate in the marketing of securities of others;
(10) Make an investment in any one industry if such investment would cause investments in such industry to equal or exceed 25% of the Fund's total assets, at market value at the time of such investment (other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities);
(11) Purchase or sell real estate, although it may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate; or
(12) Purchase or sell commodities or commodity contracts for the purchase or sale of physical commodities.

In connection with Restriction (1) above, the 1940 Act currently permits investment companies to borrow money so long as there is 300% asset coverage of the borrowing (i.e., borrowings do not exceed one-third of the investment company's total assets after subtracting liabilities other than the borrowings). There is no current intent to borrow money, except for the limited purposes described in the prospectus.

Notwithstanding the investment policies and restrictions of each Fund, the Fund may invest all of its investable assets in an open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund.

The following nonfundamental investment policies have been adopted by each Fund and Portfolio. A policy may be changed by the Trustees with respect to a Fund without approval by the Fund's shareholders or, with respect to the Portfolio, without approval of a Fund or its other investors. Each Fund and Portfolio will not:

  * make short sales of securities or maintain a short position, unless at all times when a short position is open (i) it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short or (ii) it holds in a segregated account cash or other liquid securities (to the extent required under the 1940 Act) in an amount equal to the current market value of the securities sold short, and unless not more than 25% of its net assets (taken at current value) is held as collateral for such sales at any one time; or
  * invest more than 15% of net assets in investments which are not readily marketable, including restricted securities and repurchase agreements maturing in more than seven days. Restricted securities for the purposes of this limitation do not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 and commercial paper issued pursuant to Section 4(2) of said Act that the Board of Trustees, or its delegate, determines to be liquid. Any such determination by a delegate will be made pursuant to procedures adopted by the Board. When investing in Rule 144A securities, the level of portfolio illiquidity may be increased to the extent that eligible buyers become uninterested in purchasing such securities.

Whenever an investment policy or investment restriction set forth in the prospectus or this SAI states a maximum percentage of assets that may be invested in any security or other asset, or describes a policy regarding quality standards, such percentage limitation or standard shall be determined immediately after and as a result of the acquisition by a Fund and Portfolio of such security or asset. Accordingly, any later increase or decrease resulting from a change in values, assets or other circumstances or any subsequent rating change made by a rating service (or as determined by the investment adviser if the security is not rated by a rating agency), will not compel a Fund and Portfolio to dispose of such security or other asset. However, a Fund and Portfolio must always be in compliance with the borrowing policy and limitation on investing in illiquid securities set forth above. If a sale of securities is required to comply with the 15% limit on illiquid securities, such sales will be made in an orderly manner with consideration of the best interests of shareholders.

                           MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of the Trust are responsible for the overall management and supervision of the affairs of the Trust. The Trustees and officers of the Trust and each Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and each Portfolio hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. The business address of Messrs. Lloyd George and Chen is 3808 One Exchange Square, Central, Hong Kong. As used in this SAI, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance Inc. and "EVD" refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of Eaton Vance and BMR. EVD is the principal underwriter of each Fund (see "Principal Underwriter" under "Other Service Providers").

                                                                                                     Number of
                                                                                                   Portfolios in
                                                                                                   Fund Complex       Other
                         Position(s) with the   Term of Office and   Principal Occupations(s)       Overseen By   Directorships
Name and Date of Birth     Trust/Portfolio      Length of Service     During Past Five Years        Trustee(1)        Held
----------------------   --------------------   ------------------   ------------------------      -------------  -------------
INTERESTED TRUSTEE

 JAMES B. HAWKES         Trustee                Trustee of the        Chairman, President and          197        Director of EVC
 11/9/41                                        Trust since 1989,     Chief Executive Officer of
                                                Global Growth         BMR, Eaton Vance, EVC and
                                                Portfolio since       EV; Director of EV; Vice
                                                1995 and Growth       President and Director of
                                                Portfolio since       EVD. Trustee and/or officer
                                                1992                  of 197 registered investment
                                                                      companies in the Eaton Vance
                                                                      Fund Complex.  Mr. Hawkes is
                                                                      an interested person because
                                                                      of his positions with BMR,
                                                                      Eaton Vance EVC and EV, which
                                                                      are affiliates of the Trust
                                                                      and the Portfolio.

HON. ROBERT LLOYD GEORGE  Trustee and           Trustee of Global     Chief Executive Officer of         5        None
8/13/52                   Vice President        Growth Portfolio      Lloyd George Management
                          of Global Growth      since 1996 and Vice   (B.V.I.) Limited (LGM) and
                          Portfolio             President since       Lloyd George.  Chairman of
                                                1995                  LGM.  Mr. Lloyd George is an
                                                                      interested person because of
                                                                      his positions with LGM and
                                                                      Lloyd George, which are
                                                                      affiliates of the Portfolio.

NONINTERESTED TRUSTEES

 BENJAMIN C. ESTY        Trustee                Since 2005            Professor, Harvard University    135        None
 1/2/63                                                               Graduate School of Business
                                                                      Administration (since 2003).
                                                                      Formerly, Associate Professor,
                                                                      Harvard University Graduate
                                                                      School of Business
                                                                      Administration (2000-2003).

 EDWARD K.Y. CHEN        Trustee of Global      Since 1996            President of Lingnan               5        Director of First
 1/14/45                 Growth Portfolio                             University in Hong Kong.                    Pacific Company,
                                                                                                                  Asia Satellite
                                                                                                                  Telecommunications
                                                                                                                  Holdings Ltd. and
                                                                                                                  Wharf Holdings
                                                                                                                  Limited (property
                                                                                                                  management and
                                                                                                                  communications)
                                                                                                                  and China
                                                                                                                  Resources Peoples
                                                                                                                  Telephone Company

                                        8

                                                                                                     Number of
                                                                                                   Portfolios in
                                                                                                   Fund Complex       Other
                         Position(s) with the   Term of Office and   Principal Occupations(s)       Overseen By   Directorships
Name and Date of Birth     Trust/Portfolio      Length of Service     During Past Five Years        Trustee(1)        Held
----------------------   --------------------   ------------------   ------------------------      -------------  -------------
 SAMUEL L. HAYES, III    Chairman of the        Trustee of the        Jacob H. Schiff Professor of     197        Director of
 2/23/35                 Board and Trustee      Trust since 1989,     Investment Banking Emeritus,                Tiffany & Co.
                                                Global Growth         Harvard University Graduate                 (specialty
                                                Portfolio since       School of Business                          retailer) and
                                                1995 and Growth       Administration.                             Telect, Inc.
                                                Portfolio since                                                   (telecommunication
                                                1993 and Chairman                                                 services company)
                                                of the Board since
                                                2005

 WILLIAM H. PARK         Trustee                Since 2003            President and Chief Executive    197        None
 9/19/47                                                              Officer, Prizm Capital
                                                                      Management, LLC (investment
                                                                      management firm) (since
                                                                      (2002). Executive Vice
                                                                      President and Chief
                                                                      Financial Officer, United
                                                                      Asset Management Corporation
                                                                      (a holding company owning
                                                                      institutional investment
                                                                      management firms)
                                                                      (1982-2001).

 RONALD A. PEARLMAN      Trustee                Since 2003            Professor of Law, Georgetown     197        None
 7/10/40                                                              University Law Center (since
                                                                      1999). Tax Partner, Covington
                                                                      & Burling, Washington, DC
                                                                      (1991-2000).

 NORTON H. REAMER        Trustee                Trustee of the        President, Chief Executive       197        None
 9/21/35                                        Trust since 1989,     Officer and a Director of
                                                Global Growth         Asset Management Finance
                                                Portfolio since       Corp. (a specialty finance
                                                1995 and Growth       company serving the
                                                Portfolio since       investment management
                                                1993                  industry) (since October
                                                                      2003). President, Unicorn
                                                                      Corporation (an investment
                                                                      and financial advisory
                                                                      services company) (since
                                                                      September 2000). Formerly,
                                                                      Chairman and Chief Operating
                                                                      Officer, Hellman, Jordan
                                                                      Management Co., Inc. (an
                                                                      investment management
                                                                      company) (2000-2003).
                                                                      Formerly, Advisory Director
                                                                      of Berkshire Capital
                                                                      Corporation (investment
                                                                      banking firm) (2002-2003).
                                                                      Formerly Chairman of the
                                                                      Board, United Asset
                                                                      Management Corporation (a
                                                                      holding company owning
                                                                      institutional investment
                                                                      management firms) and
                                                                      Chairman, President and
                                                                      Director, UAM Funds (mutual
                                                                      funds) (1980-2000).

 LYNN A. STOUT           Trustee                Since 1998            Professor of Law, University     197        None
 9/14/57                                                              of California at Los Angeles
                                                                      School of Law (since July
                                                                      2001). Formerly, Professor of
                                                                      Law, Georgetown University
                                                                      Law Center.

 RALPH F. VERNI          Trustee                Since 2005            Consultant and private           135       Director of W.P.
 1/26/43                                                              investor (since 2000). Formerly            Carey & Company LLC
                                                                      President and Chief Executive              (manager of real
                                                                      Officer, Redwood Investment                estate investment
                                                                      Systems, Inc. (software                    trusts)
                                                                      developer (2000).  Formerly,
                                                                      President and Chief Executive
                                                                      Officer, State Street Research
                                                                      & Management (investment
                                                                      adviser), SSRM Holdings (parent
                                                                      of State Street Research &
                                                                      Management), and SSR Realty
                                                                      (institutional realty manager)
                                                                      (1992-2000).

(1)  Includes both master and feeder funds in a master-feeder structure.

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

                         Position(s) with the   Term of Office and
Name and Date of Birth     Trust/Portfolio      Length of Service    Principal Occupations(s) During Past Five Years
----------------------   --------------------   ------------------   -----------------------------------------------
THOMAS E. FAUST JR.      President of the       Since 2002*          Executive Vice President of Eaton Vance, BMR, EVC and EV; Chief
5/31/58                  Trust                                       Investment Officer of Eaton Vance and BMR and Director of EVC.
                                                                     Chief Executive Officer of Belair Capital Fund LLC, Belcrest
                                                                     Capital Fund LLC, Belmar Capital Fund LLC, Belport Capital Fund
                                                                     LLC and Belrose Capital Fund LLC (private investment companies sponsored by Eaton Vance). Officer of 61 registered investment companies managed by Eaton Vance or BMR.

GREGORY L. COLEMAN       Vice President of      Since 2001           Partner of Atlanta Capital Management LLC ("Atlanta Capital").
10/28/49                 the Trust                                   Officer of 8 registered investment companies managed by Eaton
                                                                     Vance or BMR.

                                       9

                         Position(s) with the   Term of Office and
Name and Date of Birth     Trust/Portfolio      Length of Service    Principal Occupations(s) During Past Five Years
----------------------   --------------------   ------------------   -----------------------------------------------
ARIEH COLL               Vice President of      Vice President of    Vice President of Eaton Vance and BMR. Officer of 6 registered
11/9/63                  each Portfolio         Global Growth        investment companies managed by Eaton Vance or BMR.
                                                Portfolio since
                                                2004 and Growth
                                                Portfolio since
                                                2000

DUNCAN W. RICHARDSON     President of each      Since 2002           Senior Vice President and Chief Equity Investment Officer of
10/26/57                 Portfolio                                   Eaton Vance and BMR. Officer of 48 registered investment
                                                                     companies managed by Eaton Vance or BMR.

JAMES A. WOMACK          Vice President of      Since 2001           Vice President of Atlanta Capital Management LLC ("Atlanta
11/20/68                 the Trust                                   Capital"). Officer of 8 registered investment companies by
                                                                     Eaton Vance or BMR.

WILLIAM J. AUSTIN, JR.   Treasurer of each      Since 2002*          Vice President of Eaton Vance and BMR. Officer of 53 registered
12/27/51                 Portfolio                                   investment companies managed by Eaton Vance or BMR.

ALAN R. DYNNER           Secretary              Since 1997           Vice President, Secretary and Chief Legal Officer of BMR, Eaton
10/10/40                                                             Vance, EVD, EV and EVC. Officer of 197 registered investment companies managed by Eaton Vance or BMR.

JAMES L. O'CONNOR        Treasurer of the       Since 1989           Vice President of Eaton Vance, BMR and EVD. Officer of 121
4/1/45                   Trust                                       registered investment companies managed by Eaton Vance or BMR.

PAUL M. O'NEIL           Chief Compliance       Since 2004           Vice President of Eaton Vance and BMR. Officer of 197
7/11/53                  Officer                                     registered investment companies managed by Eaton Vance or BMR.

* Prior to 2002, Mr. Faust served as Vice President of the Trust since 1999 and Mr. Austin served as Assistant Treasurer of Global Growth Portfolio since 2001 and Growth Portfolio since 1993.

The Board of Trustees of the Trust and each Portfolio have several standing Committees, including the Governance Committee, the Audit Committee and the Special Committee. The Governance, the Audit and the Special Committees are each comprised of only noninterested Trustees. The former Contract Review Subcommittee of the Special Committee was comprised of only noninterested Trustees.

Messrs. Messrs. Hayes, Park, Pearlman, Reamer and Ms. Stout are members of the Governance Committee of the Board of Trustees of the Trust and each Portfolio. Ms. Stout currently serves as chairperson of the Governance Committee. The purpose of the Governance Committee is to consider, evaluate and make recommendations to the Board of Trustees with respect to the structure, membership and operation of the Board of Trustees and the Committees thereof, including the nomination and selection of noninterested Trustees and a Chairperson of the Board of Trustees and the compensation of such persons. During the fiscal year ended August 31, 2004, the Governance Committee convened five times.

The Governance Committee will, when a vacancy exists or is anticipated, consider any nominee for noninterested Trustee recommended by a shareholder if such recommendation is submitted in writing to the Governance Committee, contains sufficient background information concerning the candidate, including evidence the candidate is willing to serve as a noninterested Trustee if selected for the position, and is received in a sufficiently timely manner.

Messrs. Reamer (Chair), Hayes, Park, Verni and Ms. Stout are members of the Audit Committee of the Board of Trustees of the Trust and each Portfolio. The
Board of Trustees has designated Messrs. Hayes, Park and Reamer, each a noninterested Trustee, as audit committee financial experts. The Audit Committee's purposes are to (i) oversee each Fund and Portfolio's accounting and financial reporting processes, its internal control over financial reporting, and, as appropriate, the internal control over financial reporting of certain service providers; (ii) oversee or, as appropriate, assist Board oversight of the quality and integrity of each Fund and Portfolio's financial statements and the independent audit thereof; (iii) oversee, or, as appropriate, assist Board oversight of, each Fund and Portfolio's compliance with legal and regulatory requirements that relate to each Fund and Portfolio's accounting and financial reporting, internal control over financial reporting and independent audits;
(iv) approve prior to appointment the engagement and, when appropriate, replacement of the independent registered public accounting firm, and, if applicable, nominate the independent registered public accounting firm to be proposed for shareholder ratification in any proxy statement of a Fund; (v) evaluate the qualifications, independence and performance of the independent registered public accounting firm and the audit partner in charge of leading the audit; and (vi) prepare, as necessary, audit committee reports consistent with the requirements of Rule 306 of Regulation S-K for inclusion in the proxy statement of a Fund. During the fiscal year ended August 31, 2004, the Audit Committee convened four times.

Messrs. Hayes (Chair), Esty, Park, Pearlman, Reamer and Ms. Stout are currently members of the Special Committee of the Board of Trustees of the Trust and of each Portfolio. Prior to February 9, 2004, the Special Committee's members were Messrs. Hayes (Chairman), Park, Pearlman and Reamer. Prior to February 9, 2004, the purpose of the Special Committee was to consider, evaluate and make recommendations to the full Board of Trustees concerning (i) all contractual arrangements with service providers to the Trust and each Portfolio, including investment advisory (Portfolio only), administrative, transfer agency, custodial and fund accounting and distribution services, and (ii) all other matters in which Eaton Vance, Lloyd George or their affiliates has any actual or potential conflict of interest with the Fund, Portfolio or investors therein. On February 9, 2004, the Special Committee adopted a new charter and expanded its membership to include Ms. Stout. Under its new charter, the purposes of the Special Committee are to consider, evaluate and make recommendations to the Board of Trustees concerning the following matters: (i) contractual arrangements with each service provider to the Funds and Portfolios, including advisory, sub-advisory, transfer agency, custodial and fund accounting, distribution services and administrative services; (ii) any and all other matters in which any service provider (including Eaton Vance or any affiliated entity thereof) has an actual or potential conflict of interest with the interests of the Fund, Portfolio or investors therein; and (iii) any other matter appropriate for review by the noninterested Trustees, unless the matter is within the responsibilities of the Audit Committee or the Governance Committee. In addition, pursuant to its revised charter, the Special Committee established a Contract Review Subcommittee to perform certain functions, including to request and evaluate, not less frequently than annually, such information as may reasonably be necessary to allow the Subcommittee to evaluate the terms of each:
(a) proposed new or amended or existing contracts for the provision of services by any investment adviser, sub-adviser, underwriter, administrator and any affiliate of the foregoing; and (b) plan of distribution pursuant to Rule 12b-1 under the 1940 Act. On August 16, 2004, the Special Committee adopted a revised Special Committee Charter which eliminated the Contract Review Subcommittee, because it was determined that its function could be carried out by the full Special Committee. The members of the Contract Review Subcommittee were Messrs. Hayes (Chairman), Park, Pearlman and Reamer. During the fiscal year ended August 31, 2004, the Special Committee convened three times.

In considering the renewal of the investment advisory agreements between the Portfolios and the investment advisers, the Special Committee considered information that had been provided throughout the year at regular Board meetings, as well as information furnished to the Special Committee for a series of meetings held in February and March in preparation for a Board meeting held on March 21, 2005 to specifically consider the renewal of the investment
advisory  agreements.   Such  information  included,  among  other  things,  the
following:

     * An independent report comparing Portfolio advisory fees with those of comparable funds;
     * An independent report comparing the expense ratio of each Fund to those of comparable funds;
     * Information regarding Fund investment performance in comparison to relevant peer groups of funds and appropriate indices;
     * The economic outlook and the general investment outlook in relevant investment markets;
     * Each investment adviser's results and financial condition and the overall organization of each investment adviser;
     * The procedures and processes used to determine the fair value of Fund assets, including the use of an independent pricing service to value foreign securities that meet certain criteria, and actions taken to monitor and test the effectiveness of such procedures and processes;
     * The allocation of brokerage and the benefits received by each investment adviser as a result of brokerage allocation;
     * The resources devoted to compliance efforts undertaken by Eaton Vance and Lloyd George on behalf of the funds they manage and the record of compliance with the investment policies and restrictions and with policies on personal securities transactions;
     * The quality, nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance and its affiliates; and
     * The terms of the advisory agreements and the reasonableness and appropriateness of the particular fee paid by each Portfolio for the services described therein.

In evaluating the investment advisory agreements between BMR and the Growth Portfolio and BMR and Lloyd George and the Global Growth Portfolio, the Special Committee also considered information relating to the education, experience and number of investment professionals and other personnel whose responsibilities include portfolio management. The Special Committee also considered Lloyd George's experience in managing funds that invest in equity securities of foreign companies, including companies located in emerging market countries. The Special Committee noted that Lloyd George maintains offices in London, Hong Kong, Singapore and Mumbai, providing its investment management team with first hand knowledge of country and market factors effecting securities in which the Global Growth Portfolio invests. The Special Committee evaluated the level of skill and expertise required to manage each Portfolio and concluded that the human resources available at each investment adviser were appropriate to fulfill effectively its duties on behalf of each Portfolio.

In its review of comparative information with respect to each Fund's investment performance, the Special Committee concluded that the performance of the Growth Portfolio was in a range that the Special Committee deemed competitive. With respect to the performance of the Global Growth Portfolio, the Special Committee noted that the investment advisers have taken actions to improve the performance of the Portfolio, such as a change in investment policy and the hiring of a new portfolio manager for the U.S. portion of the Portfolio, both in 2004. The Special Committee concluded that it is appropriate to allow reasonable time to evaluate the effectiveness of these actions with respect to the Global Growth Portfolio. With respect to its review of investment advisory fees, the Special Committee concluded that the fees paid by each Portfolio are within the range of those paid by comparable funds within the mutual fund industry. In reviewing the information regarding the expense ratio of each Fund relative to comparable funds, the Special Committee noted that the expense ratio of the Global Growth Fund is above-average and concluded that the expense ratio of the Growth Fund is within a range that the Special Committee deemed to be competitive.

In addition to the factors mentioned above, the Special Committee reviewed the level of each investment adviser's profits in providing investment management services for each applicable Portfolio and, in the case of BMR, for all Eaton Vance funds as a group, as well as each adviser's implementation of a soft dollar reimbursement program. Pursuant to the soft dollar reimbursement programs, each Portfolio may receive reimbursement payments in respect of third party research services obtained by each adviser or sub-adviser as a result of soft dollar credits generated through trading on behalf of each Portfolio. The Special Committee also reviewed the level of profits of Eaton Vance and its affiliates in providing administration services for the Fund and for all Eaton Vance funds as a group. The Special Committee also considered the fiduciary duty assumed by each investment adviser in connection with the services rendered to the Portfolios and the business reputation of each investment adviser and their financial resources. The Trustees concluded that in light of the services rendered, the profits realized by each investment adviser are not unreasonable. The Special Committee also considered the extent to which each investment adviser appears to be realizing benefits from economies of scale in managing the Portfolio, and concluded that the fee breakpoints which are in place will allow for an equitable sharing of such benefits, when realized, with the Portfolio and the shareholders of the Fund.

The Special Committee did not consider any single factor as controlling in determining whether or not to renew the investment advisory agreements. Nor are the items described herein all the matters considered by the Special Committee. In assessing the information provided by Eaton Vance and its affiliates, the Special Committee also took into consideration the benefits to shareholders of investing in a fund that is a part of a large family of funds which provides a large variety of shareholder services.

Based on its consideration of the foregoing factors and conclusions, and such other factors and conclusions as it deemed relevant, and assisted by independent counsel, the Special Committee concluded that the renewal of the investment advisory agreements, including the fee structures (described herein), is in the interests of shareholders.

Share Ownership. The following table shows the dollar range of equity securities beneficially owned by each Trustee in each Fund and in all Eaton Vance Funds overseen by the Trustees as of December 31, 2004. Interests in a Portfolio cannot be purchased by a Trustee.

                                                   Dollar Range of Equity Securities Owned by
                                                   ------------------------------------------
                                   James B.       Benjamin C.     Hon. Robert      Edward K.Y.    Samuel L.
Fund                               Hawkes(1)      Esty(2)(4)     Lloyd George(1)     Chen(2)      Hayes(2)
----                               ---------      -----------    ---------------     -------      --------
Global Growth Fund               over $100,000       None             None             None         None
Growth Fund                          None            None             None             None         None

Aggregate Dollar Range of
Equity Securities Owned in
all Registered Funds Overseen
by Trustee in the Eaton
Vance Family of Funds            over $100,000       None             None             None      over $100,000


                                                   Dollar Range of Equity Securities Owned by
                                                   ------------------------------------------
                                   William H.     Ronald A.         Norton H.        Lynn A.       Ralph F.
Fund                                Park(2)       Pearlman(2)       Reamer(2)        Stout(2)     Verni(2)(4)
----                                -------       -----------       ---------        --------     -----------
Global Growth Fund                   None            None             None           $10,001 -       None
                                                                                     $50,000(3)
Growth Fund                          None            None             None             None          None

Aggregate Dollar Range of
Equity Securities Owned in
all Registered Funds Overseen
by Trustee in the Eaton
Vance Family of Funds            over $100,000    over $100,000    over $100,000  over $100,000(3)   None

(1)  Interested Trustees.
(2)  Noninterested Trustees.
(3) Includes shares which may be deemed to be beneficially owned through a Trustee Deferred Compensation Plan.
(4) Messrs. Esty and Verni were elected Trustees on April 29, 2005, and thus had no beneficial ownership of securities in the Funds or in the Eaton Vance Fund Complex as of December 31, 2004.

As of December 31, 2004, no noninterested Trustee or any of their immediate family members owned beneficially or of record any class of securities of EVC, EVD or any person controlling, controlled by or under common control with EVC or EVD.

During the calendar years ended December 31, 2003 and December 31, 2004, no noninterested Trustee (or their immediate family members) had:

1. Any direct or indirect interest in Eaton Vance, EVC, EVD or any person controlling, controlled by or under common control with EVC or EVD;

2. Any direct or indirect material interest in any transaction or series of similar transactions with (i) the Trust or any Fund; (ii) another fund managed by EVC, distributed by EVD or a person controlling, controlled by or under common control with EVC or EVD; (iii) EVC or EVD; (iv) a person controlling, controlled by or under common control with EVC or EVD; or (v) an officer of any of the above; or

3. Any direct or indirect relationship with (i) the Trust or any Fund; (ii) another fund managed by EVC, distributed by EVD or a person controlling, controlled by or under common control with EVC or EVD; (iii) EVC or EVD;
     (iv) a person controlling, controlled by or under common control with EVC or EVD; or (v) an officer of any of the above.

During the calendar years ended December 31, 2003 and December 31, 2004, no officer of EVC, EVD or any person controlling, controlled by or under common control with EVC or EVD served on the Board of Directors of a company where a noninterested Trustee of the Trust or the Portfolio or any of their immediate family members served as an officer.

Trustees of each Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of a Trustees Deferred Compensation Plan (the "Trustees' Plan"). Under the Trustees' Plan, an eligible Trustee may elect to have his deferred fees invested by a Portfolio in the shares of one or more funds in the Eaton Vance Family of Funds, and the amount paid to the Trustees under the Trustees' Plan will be determined based upon the performance of such investments. Deferral of Trustees' fees in accordance with the Trustees' Plan will have a negligible effect on a Portfolio's assets, liabilities, and net income per share, and will not obligate a Portfolio to retain the services of any Trustee or obligate a Portfolio to pay any particular level of compensation to the Trustee. Neither the Trust nor the Portfolio has a retirement plan for Trustees.

The fees and expenses of the Trustees of the Trust and each Portfolio are paid by the Fund (and other series of the Trust) and the Portfolio, respectively. (A Trustee of the Trust and each Portfolio who is a member of the Eaton Vance organization receives no compensation from the Trust and each Portfolio). During the fiscal year ended August 31, 2004, the Trustees of the Trust and each Portfolio earned the following compensation in their capacities as Trustees from the Trust and each Portfolio. For the year ended December 31, 2004, the Trustees earned the following compensation in their capacities as Trustees of the funds in the Eaton Vance fund complex(1):

                               Jessica M.      Hon. Edward      Samuel L.    William H.    Ronald A.    Norton H.     Lynn A.
Sounce of Compensation        Bibliowicz(9)     K.Y. Chen         Hayes        Park        Pearlman      Reamer        Stout
-----------------------       -------------    -----------      ---------    ----------    ---------    ---------     -------
Trust(2)                      $  1,168          $    --         $  2,023      $ 1,855       $ 1,954     $  1,917     $  2,069
Global Growth Portfolio            528            5,000            1,418        1,248(3)      1,177        1,344        1,208(4)
Growth Portfolio                   700               --            1,596        1,411(5)      1,349        1,513        1,400(6)
Trust and Fund Complex         160,000           25,000          183,750       98,333(7)     85,000      170,833      167,500(8)

(1) As of March 2, 2005, the Eaton Vance fund complex consists of 197 registered investment companies or series thereof. Messrs. Esty and Verni were elected as Trustees on April 29, 2005, and thus did not receive fees for the period.

(2)  The Trust consisted of 10 Funds as of August 31, 2004.
(3)  Includes $1,248 of deferred compensation.
(4)  Includes $467 of deferred compensation.
(5)  Includes $1,411 of deferred compensation.
(6)  Includes $544 of deferred compensation.
(7)  Includes $60,920 of deferred compensation.
(8)  Includes $23,250 of deferred compensation.
(9)  Ms. Bibliowicz resigned as a Trustee effective April 15, 2004.

Organization. Each Fund is a series of the Trust, which was established under Massachusetts law on May 25, 1989 (prior to that date it was a Maryland corporation organized on October 15, 1963), and is operated as an open-end management investment company. Prior to January 1, 2004, Global Growth Fund was known as "Eaton Vance Information Age Fund."

The Trust may issue an unlimited number of shares of beneficial interest (no par value per share) in one or more series (such as a Fund). The Trustees of the Trust have divided the shares of each Fund into multiple classes. Each class represents an interest in a Fund, but is subject to different expenses, rights and privileges. The Trustees have the authority under the Declaration of Trust to create additional classes of shares with differing rights and privileges. When issued and outstanding, shares are fully paid and nonassessable by the Trust. Shareholders are entitled to one vote for each full share held. Fractional shares may be voted proportionately. Shares of a Fund will be voted together except that only shareholders of a particular class may vote on matters affecting only that class. Shares have no preemptive or conversion rights and are freely transferable. In the event of the liquidation of a Fund, shareholders of each class are entitled to share pro rata in the net assets attributable to that class available for distribution to shareholders.

As permitted by Massachusetts law, there will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees of the Trust holding office have been elected by shareholders. In such an event the Trustees then in office will call a shareholders' meeting for the election of Trustees. Except for the foregoing circumstances and unless removed by action of the shareholders in accordance with the Trust's By-laws, the Trustees shall continue to hold office and may appoint successor Trustees. The Trust's By-laws provide that no person shall serve as a Trustee if shareholders holding two-thirds of the outstanding shares have removed him or her from that office either by a written declaration filed with the Trust's custodian or by votes cast at a meeting called for that purpose. The By-laws further provide that under certain circumstances the shareholders may call a meeting to remove a Trustee and that the Trust is required to provide assistance in communication with shareholders about such a meeting.

The Trust's Declaration of Trust may be amended by the Trustees when authorized by vote of a majority of the outstanding voting securities of the Trust, the financial interests of which are affected by the amendment. The Trustees may also amend the Declaration of Trust without the vote or consent of shareholders to change the name of the Trust or any series or to make such other changes (such as reclassifying series or classes of shares or restructuring the Trust) as do not have a materially adverse effect on the financial interests of shareholders or if they deem it necessary to conform it to applicable federal or state laws or regulations. The Trust's By-laws provide that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with any litigation or proceeding in which they may be involved because of their offices with the Trust. However, no indemnification will be provided to any Trustee or officer for any liability to the Trust or shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

The Trust or any series or class thereof may be terminated by: (1) the affirmative vote of the holders of not less than two-thirds of the shares outstanding and entitled to vote at any meeting of shareholders of the Trust or the appropriate series or class thereof, or by an instrument or instruments in writing without a meeting, consented to by the holders of two-thirds of the shares of the Trust or a series or class thereof, provided, however, that, if such termination is recommended by the Trustees, the vote of a majority of the outstanding voting securities of the Trust or a series or class thereof entitled to vote thereon shall be sufficient authorization; or (2) by means of an instrument in writing signed by a majority of the Trustees, to be followed by a written notice to shareholders stating that a majority of the Trustees has determined that the continuation of the Trust or a series or a class thereof is not in the best interest of the Trust, such series or class or of their respective shareholders.

Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. Numerous investment companies registered under the 1940 Act have been formed as Massachusetts business trusts, and management is not aware of an instance where such liability has been imposed. The Trust's Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the Trust's By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. The Declaration of Trust also contains provisions limiting the liability of a series or class to that series or class. Moreover, the Trust's By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. The assets of each Fund are readily marketable and will ordinarily substantially exceed its liabilities. In light of the nature of each Fund's business and the nature of its assets, management believes that the possibility of the Fund's liability exceeding its assets, and therefore the shareholder's risk of personal liability, is remote.

Global Growth Portfolio and Growth Portfolio were organized as Trusts under the laws of the state of New York on June 1, 1995 and May 1, 1992, respectively, and intends to be treated as a partnership for federal tax purposes. In accordance with the Declaration of Trust of each Portfolio, there will normally be no meetings of the investors for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees of the Portfolio holding office have been elected by investors. In such an event the Trustees of the Portfolio then in office will call an investors' meeting for the election of Trustees. Except for the foregoing circumstances and unless removed by action of the investors in accordance with the Portfolio's Declaration of Trust, the Trustees shall continue to hold office and may appoint successor Trustees.

The Declaration of Trust of each Portfolio provides that no person shall serve as a Trustee if investors holding two-thirds of the outstanding interest have removed him from that office either by a written declaration filed with the Portfolio's custodian or by votes cast at a meeting called for that purpose. The Declaration of Trust further provides that under certain circumstances the investors may call a meeting to remove a Trustee and that the Portfolio is required to provide assistance in communicating with investors about such a meeting.

Each Portfolio's Declaration of Trust provides that a Fund and other entities permitted to invest in the Portfolio (e.g., other U.S. and foreign investment companies, and common and commingled trust funds) will each be liable for all obligations of the Portfolio. However, the risk of a Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance exists and the Portfolio itself is unable to meet its obligations. Accordingly, the Trustees of the Trust believe that neither the Fund nor its shareholders will be adversely affected by reason of a Fund investing in the Portfolio.

A Fund may be required to vote on matters pertaining to a Portfolio. When required by law to do so, the Fund will hold a meeting of Fund shareholders and will vote its interest in the Portfolio for or against such matters proportionately to the instructions to vote for or against such matters received from Fund shareholders. A Fund shall vote shares for which it receives no voting instructions in the same proportion as the shares for which it receives voting instructions. Other investors in a Portfolio may alone or collectively acquire sufficient voting interests in the Portfolio to control matters relating to the operation of the Portfolio, which may require the Fund to withdraw its investment in the Portfolio or take other appropriate action. Any such withdrawal could result in a distribution "in kind" of portfolio securities (as opposed to a cash distribution from the Portfolio). If securities are distributed, a Fund could incur brokerage, tax or other charges in converting the securities to cash. In addition, the distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of a Fund. Notwithstanding the above, there are other means for meeting shareholder redemption requests, such as borrowing.

A Fund may withdraw (completely redeem) all its assets from the Portfolio without shareholder approval at any time if the Board of Trustees of the Trust determines that it is in the best interest of the Fund and its shareholders to do so. In the event a Fund withdraws all of its assets from the Portfolio, or the Board of Trustees of the Trust determines that the investment objective of the Portfolio is no longer consistent with the investment objective of the Fund, the Trustees would consider what action might be taken, including investing the assets of the Fund in another pooled investment entity or retaining an investment adviser to manage the Fund's assets in accordance with its investment objective. A Fund's investment performance may be affected by a withdrawal of all its assets (or the assets of another investor in the Portfolio) from the Portfolio.

Proxy Voting Policy. The Boards of Trustees of the Trust and Portfolios have adopted a proxy voting policy and procedure (the "Fund Policy"), pursuant to which the Trustees have delegated proxy voting responsibility to the investment adviser and adopted the proxy voting policies and procedures of the investment adviser (the "Policies"), which are described below. The Trustees will review each Fund's and Portfolio's proxy voting records from time to time and will annually consider approving the Policies for the upcoming year. In the event that a conflict of interest arises between each Fund's shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Boards' Special Committee except as contemplated under the Fund Policy. The Boards' Special Committee will instruct the investment adviser on the appropriate course of action.

The Policies are designed to promote accountability of a company's management to its shareholders and to align the interests of management with those shareholders. The investment adviser will generally support company management on proposals relating to environmental and social policy issues, on matters regarding the state of organization of the company and routine matters related to corporate administration which are not expected to have a significant economic impact on the company or its shareholders. On all other matters, the investment adviser will review each matter on a case-by-case basis and reserves the right to deviate from the Policies' guidelines when it believes the situation warrants such a deviation. The Policies include voting guidelines for matters relating to, among other things, the election of directors, approval of independent auditors, executive compensation, corporate structure and anti-takeover defenses. The investment adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweigh the benefits derived from exercising the right to vote.

In addition, the investment adviser will monitor situations that may result in a conflict of interest between each Fund's shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund by maintaining a list of significant existing and prospective corporate clients. The investment adviser's personnel responsible for reviewing and voting proxies on behalf of each Fund and Portfolio will report any proxy received or expected to be received from a company included on that list to members of senior management of the investment adviser identified in the Policies. Such members of senior management will determine if a conflict exists. If a conflict does exist, the investment adviser will seek instruction on how to vote from the Special Committee. For a copy of the Fund Policy and investment adviser Policies, see Appendix D, Appendix E and Appendix F. Information on how each Fund and Portfolio voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission's website at http://www.sec.gov.

                 INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES

Investment Advisory Services. Global Growth Portfolio has engaged BMR and Lloyd George as its investment advisers and Growth Portfolio has engaged BMR as its investment adviser.

As investment advisers to Global Growth Portfolio, BMR and Lloyd George manage the Portfolio's investments and provide related office facilities and personnel, subject to the supervision of the Board of Trustees of the Portfolio. The investment advisers are also responsible for effecting all security transactions on behalf of the Portfolio, including the allocation of principal transactions and portfolio brokerage and the negotiation of commissions.

The investment adviser of Growth Portfolio manages the investments and affairs of the Portfolio and provides related office facilities and personnel subject to the supervision of the Portfolio's Board of Trustees. The investment adviser furnishes investment research, advice and supervision, furnishes an investment program and determines what securities will be purchased, held or sold by the Portfolio and what portion, if any, of the Portfolio's assets will be held uninvested. The Investment Advisory Agreement with Growth Portfolio requires the investment adviser to pay the salaries and fees of all officers and Trustees of the Portfolio who are members of the investment adviser's organization and all personnel of the investment adviser performing services relating to research and investment activities.

Under the investment advisory agreement with Global Growth Portfolio, BMR and Lloyd George are entitled to receive a monthly advisory fee (divided equally) computed by applying the annual asset rate applicable to that portion of the average daily net assets of the Portfolio throughout the month in each Category as indicated below:

Category       Average Daily Net Assets for the Month   Annual Fee Rate
--------       --------------------------------------   ---------------
   1           less than $500 million                       0.75%
   2           $500 million but less than $1 billion        0.70%
   3           $1 billion but less than $1.5 billion        0.65%
   4           $1.5 billion but less than $2 billion        0.60%
   5           $2 billion but less than $3 billion          0.55%
   6           $3 billion and over                          0.50%

For a description of the compensation that Growth Portfolio pays BMR, see the prospectus.

The following table sets forth the net assets of each Portfolio and the advisory fees earned during the three fiscal years ended August 31, 2004.

                                     Advisory Fee Paid for Fiscal Years Ended
                                     ----------------------------------------
                    Net Assets
  Portfolio         at 8/31/04         8/31/04     8/31/03       8/31/02
  ---------         ----------         -------     -------       -------
Global Growth      $ 86,617,090       $748,081    $723,675    $1,308,505
    Growth          113,089,312        758,489     566,281       697,225

Each Investment Advisory Agreement with the investment adviser continues in effect from year to year so long as such continuance is approved at least annually (i) by the vote of a majority of the noninterested Trustees of the Portfolio cast in person at a meeting specifically called for the purpose of voting on such approval and (ii) by the Board of Trustees of the Portfolio or by vote of a majority of the outstanding voting securities of the Portfolio. Each Agreement may be terminated at any time without penalty on sixty (60) days' written notice by the Board of Trustees of either party, or by vote of the majority of the outstanding voting securities of the Portfolio, and the Agreement will terminate automatically in the event of its assignment. Each Agreement provides that the investment adviser may render services to others. Each Agreement also provides that the investment adviser shall not be liable for any loss incurred in connection with the performance of its duties, or action taken or omitted under the Agreement, in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties thereunder, or for any losses sustained in the acquisition, holding or disposition of any security or other investment.

Lloyd George and Messrs. Lloyd George and Edward K.Y. Chen (Trustees of Global Growth Portfolio) are not residents of the United States and substantially all of their respective assets may be located outside of the United States. It may be difficult for investors to effect service of process within the United States upon the individuals identified above, or to realize judgments of courts of the United States predicated upon civil liabilities of Lloyd George and such individuals under the federal securities laws of the United States. Global Growth Portfolio has been advised that there is substantial doubt as to the enforceability in the countries in which Lloyd George and such individuals reside of such civil remedies and criminal penalties as are afforded by the federal securities laws of the United States.

Information About Lloyd George. The investment adviser is a subsidiary of LGM. LGM is ultimately controlled by the Hon. Robert Lloyd George, President of the Portfolio and Chairman and Chief Executive Officer of the investment adviser. LGM's only business is portfolio management. Eaton Vance's parent is a shareholder of LGM. The directors of the investment adviser are the Hon. Robert Lloyd George, William Walter Raleigh Kerr, M.F. Tang, Pamela Chan, Adaline Mang-Yee Ko, Tonnessan Amissah and Jill Virgil-Smith. The Hon. Robert Lloyd George is Chairman and Chief Executive Officer of the investment adviser and Mr. Kerr is Chief Operating Officer of the investment adviser. The business address of the first five individuals is 3808 One Exchange Square, Central, Hong Kong and of the last two is Canon's Court, 22 Victoria Street, Hamilton HM 12, Bermuda.

Portfolio Managers. The portfolio managers (each referred to as a "portfolio manager") of each Portfolio are listed below. Each portfolio manager manages other investment companies and/or investment accounts in addition to a Portfolio. The following tables show, as of December 31, 2004, the number of accounts each portfolio manager managed in each of the listed categories and the total assets in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets in those accounts.

                                      Number of    Total Assets of     Number of Accounts      Total Assets of Accounts
Global Growth Portfolio              All Accounts   All Accounts*   Paying a Performance Fee   Paying a Performance Fee
-----------------------              ------------  ---------------  ------------------------   ------------------------
     Arieh Coll
Registered Investment Companies            4            $459.5                 0                          $0
Other Pooled Investment Vehicles           0            $0                     0                          $0
Other Accounts                             0            $0                     0                          $0

     Jacob Rees-Mogg
Registered Investment Companies            2            $156.8                 0                          $0
Other Pooled Investment Vehicles           8            $953.6                 0                          $0
Other Accounts                             9            $706.4                 0                          $0


                                      Number of    Total Assets of     Number of Accounts      Total Assets of Accounts
Growth Portfolio                     All Accounts   All Accounts*   Paying a Performance Fee   Paying a Performance Fee
---------------------------          ------------  ---------------  ------------------------   ------------------------
     Arieh Coll
Registered Investment Companies            4            $459.5                 0                          $0
Other Pooled Investment Vehicles           0            $0                     0                          $0
Other Accounts                             0            $0                     0                          $0

*  In millions of dollars.

The following table shows the shares beneficially owned of a Fund as of December 31, 2004. Interests in a Portfolio cannot be purchased by a portfolio manager.

                          Dollar Range of Equity Securities Owned in the Fund
                          ---------------------------------------------------
Fund Name                     Arieh Coll             Jacob Rees-Mogg
---------                     ----------             ---------------
Global Growth Fund           $0 - $10,000             $0 - $10,000
Growth Fund                   $500,001 -                   N/A
                              $1,000,000

It is possible that conflicts of interest may arise in connection with the portfolio managers' management of a Portfolio's investments on the one hand and the investments of other accounts for which the portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Portfolio and other accounts he advises. In addition, due to differences in the investment strategies or restrictions between a Portfolio and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Portfolio. In some cases, another account managed by a portfolio manager may compensate the investment adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his discretion in a manner that he believes is equitable to all interested persons.

BMR Compensation Structure. Compensation of the investment adviser's portfolio managers and other investment professional has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) annual stock-based compensation consisting of options to purchase shares of EVC's nonvoting common stock and/or restricted shares of EVC's nonvoting common stock. The investment adviser's investment professionals also receive certain retirement, insurance and other benefits that are broadly available to all the investment adviser's employees. Compensation of the investment adviser's investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year-end of EVC.

Method BMR uses to Determine Compensation. The investment adviser compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus appropriate peer groups or benchmarks. Performance is normally based on periods ending on the September 30th preceding fiscal year-end. Fund performance is evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods. For funds that are tax-managed or otherwise have an objective of after-tax returns, performance is measured net of taxes. For other funds, performance is evaluated on a pre-tax basis. In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to risk-adjusted performance. For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund's success in achieving its objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance.

The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers' performance in meeting them.

The investment adviser seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. The investment adviser participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of the investment adviser and its parent company. The overall annual cash bonus pool is based on a substantially fixed percentage of pre-bonus operating income. While the salaries of the investment adviser's portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.

Lloyd George Compensation Structure. Compensation of Lloyd George's portfolio managers and other investment professional has two primary components: (1) a base salary and (2) an annual cash bonus. Lloyd George's investment professionals also receive certain retirement, insurance and other benefits that are broadly available to all the investment adviser's employees. Compensation of Lloyd George's investment professionals is reviewed primarily on an annual basis. Cash bonuses and adjustments in base salary are typically paid or put into effect at or shortly after December 31/st/ of each year.

Method Lloyd George uses to Determine Compensation. Lloyd George compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities. Each portfolio manager is evaluated based on the composite performance of funds and accounts in each product for which the individual serves as a portfolio manager. Performance is normally based on periods ending on the December 31/st/ preceding fiscal year-end. Fund performance is evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. In evaluating the performance of a fund and its manager, primary emphasis is normally placed on one-, three- and five-year performance. Performance is evaluated on a pre-tax basis. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance.

Lloyd George seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. Salaries and bonuses are also influenced by the operating performance of Lloyd George Management. The overall annual cash bonus pool is based on a substantially fixed percentage of pre-bonus operating income. While the salaries of Lloyd George's portfolio managers are comparatively fixed, cash bonuses may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein.

Administrative Services. Under Eaton Vance's management contract with Global Growth Fund and its administration agreement with Global Growth Portfolio, Eaton Vance receives a monthly management fee from the Fund and a monthly administration fee from the Portfolio. Each fee is computed by applying the annual asset rate applicable to that portion of the average daily net assets of the Fund or the Portfolio throughout the month in each Category as indicated below:

 Category   Average Daily Net Assets for the Month   Annual Fee Rate
 --------   --------------------------------------   ---------------
    1       less than $500 million                     0.25000%
    2       $500 million but less than $1 billion      0.23333%
    3       $1 billion but less than $1.5 billion      0.21667%
    4       $1.5 billion but less than $2 billion      0.20000%
    5       $2 billion but less than $3 billion        0.18333%
    6       $3 billion and over                        0.16667%

As of August 31, 2004, the Global Growth Fund had net assets of $86,281,045. For the three fiscal years ended August 31, 2004, Eaton Vance earned management fees of $248,838, $240,824 and $362,246, respectively, equivalent to 0.25% of the Fund's average daily net assets for each year. As of August 31, 2004, the Global Growth Portfolio had net assets of $86,617,090. For the three fiscal years ended August 31, 2004, Eaton Vance earned administration fees of $249,351, $241,391 and $435,900, respectively, from Global Growth Portfolio, equivalent to 0.25% of the Portfolio's average daily net assets for each year.

Eaton Vance's management contract with Global Growth Fund and Administration Agreement with Global Growth Portfolio each continue in effect from year to year so long as such continuance is approved at least annually (i) by the Trustees of the Trust or the Portfolio as the case may be and (ii) by the vote of a majority of those Trustees of the Trust or the Portfolio who are not interested persons of the Trust, Portfolio or of the Administrator. Each Agreement may be terminated at any time without penalty on sixty day's written notice by the Board of Trustees of either party thereto, or by a vote of a majority of the outstanding voting securities of the Fund or the Portfolio as the case may be. Each agreement will terminate automatically in the event of its assignment. Each agreement provides that, in the absence of Eaton Vance's willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties to the Fund or Portfolio under such contract or agreement, Eaton Vance will not be liable to the Fund or the Portfolio for any loss incurred.

As indicated in the prospectus, Eaton Vance serves as administrator of Growth Fund, but currently receives no compensation for providing administrative services to the Fund. Under its Administrative Services Agreement, Eaton Vance has been engaged to administer Growth Fund's affairs, subject to the supervision of the Trustees of the Trust, and shall furnish office space and all necessary office facilities, equipment and personnel for administering the affairs of the Fund.

Sub-Transfer Agency Services. Eaton Vance also serves as sub-transfer agent for each Fund. As sub-transfer agent, Eaton Vance performs the following services directly on behalf of each Fund: 1) provides call center services to financial intermediaries and shareholders; 2) answers written inquiries related to shareholder accounts (matters relating to portfolio management, distribution of shares and other management policy questions will be referred to each Fund); 3) furnishes an SAI to any shareholder who requests one in writing or by telephone from each Fund; and 4) processes transaction requests received via telephone. For the transfer agency services it provides, Eaton Vance receives an aggregate annual fee equal to the lesser of $2.5 million or the actual expenses incurred by Eaton Vance in the performance of those services. This fee is paid to Eaton Vance by a Fund's transfer agent from fees it receives from the Eaton Vance funds. Each Fund will pay a pro rata share of such fee. For the fiscal year ended August 31, 2004, Eaton Vance was paid or accrued $24,863 and $19,528 by the transfer agent for sub-transfer agency services performed on behalf of Global Growth Fund and Growth Fund, respectively.

Information About BMR and Eaton Vance. BMR and Eaton Vance are business trusts organized under Massachusetts law. Eaton Vance, Inc. ("EV") serves as trustee of BMR and Eaton Vance. EV and Eaton Vance are wholly-owned subsidiaries of Eaton Vance Corporation ("EVC"), a Maryland corporation and publicly-held holding company. BMR is an indirect subsidiary of EVC. EVC through its subsidiaries and affiliates engages primarily in investment management, administration and marketing activities. The Directors of EVC are James B. Hawkes, Thomas E. Faust Jr., John G.L. Cabot, Leo I. Higdon, Jr., Vincent M. O'Reilly, Winthrop H. Smith, Jr. and Ralph Z. Sorenson. All shares of the outstanding Voting Common Stock of EVC are deposited in a Voting Trust, the Voting Trustees of which are Messrs. Hawkes, Faust, Jeffrey P. Beale, Alan R. Dynner, Thomas J. Fetter, Scott
H. Page, Duncan W. Richardson, William M. Steul, Payson F. Swaffield, Michael W. Weilheimer, and Wharton P. Whitaker (all of whom are officers of Eaton Vance).
The Voting Trustees have unrestricted voting rights for the election of Directors of EVC. All of the outstanding voting trust receipts issued under said Voting Trust are owned by certain of the officers of BMR and Eaton Vance who are also officers, or officers and Directors of EVC and EV. As indicated under "Management and Organization," all of the officers of the Trust (as well as Mr. Hawkes who is also a Trustee) hold positions in the Eaton Vance organization.

Code of Ethics. Each investment adviser, principal underwriter, and each Fund and each Portfolio have adopted Codes of Ethics governing personal securities transactions. Under the Codes, employees of each investment adviser and Eaton Vance may purchase and sell securities (including securities held or eligible for purchase by a Portfolio) subject to the provisions of the Codes and certain employees are also subject to pre-clearance, reporting requirements and other procedures.

Expenses. Each Fund and Portfolio is responsible for all expenses not expressly stated to be payable by another party (such as expenses required to be paid pursuant to an agreement with each investment adviser, the principal underwriter or the administrator). In the case of expenses incurred by the Trust, each Fund is responsible for its pro rata share of those expenses. The only expenses of a Fund allocated to a particular class are those incurred under the Distribution or Service Plan applicable to that class, the fee paid to the principal underwriter for handling repurchase transactions and certain other class-specific expenses.

                             OTHER SERVICE PROVIDERS

Principal Underwriter. Eaton Vance Distributors, Inc. ("EVD"), The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, is the principal underwriter of each Fund. The principal underwriter acts as principal in selling shares under a Distribution Agreement with the Trust. The expenses of printing copies of prospectuses used to offer shares and other selling literature and of advertising are borne by the principal underwriter. The fees and expenses of qualifying and registering and maintaining qualifications and registrations of a Fund and its shares under federal and state securities laws are borne by the Fund. The Distribution Agreement as it applies to Class A shares is renewable annually by the Board of Trustees of the Trust (including a majority of the noninterested Trustees), may be terminated on six months' notice by either party and is automatically terminated upon assignment. The Distribution Agreement as it applies to Class B and Class C shares is renewable annually by the Trust's Board of Trustees (including a majority of the noninterested Trustees who have no direct or indirect financial interest in the operation of the Distribution Plan or the Distribution Agreement), may be terminated on sixty days' notice either by such Trustees or by vote of a majority of the outstanding Class B and Class C shares or on six months' notice by the principal underwriter and is automatically terminated upon assignment. The principal underwriter distributes shares on a "best efforts" basis under which it is required to take and pay for only such shares as may be sold. The Trust has authorized the principal underwriter to act as its agent in repurchasing shares at a rate of $2.50 for each repurchase transaction handled by the principal underwriter. EVD is an indirect, wholly-owned subsidiary of EVC. Mr. Hawkes is a Vice President and Director, Mr. Dynner is a Vice President, Secretary and Clerk and Mr. O'Connor is a Vice President of EVD. EVD also serves as placement agent for the Portfolios.

Custodian. Investors Bank & Trust Company ("IBT"), 200 Clarendon Street, Boston, MA 02116, serves as custodian to each Fund and Portfolio. IBT has custody of all cash and securities representing a Fund's interest in a Portfolio, has custody of each Portfolio's assets, maintains the general ledger of each Portfolio and each Fund and computes the daily net asset value of interests in each Portfolio and the net asset value of shares of each Fund. In such capacity it attends to details in connection with the sale, exchange, substitution, transfer or other dealings with each Portfolio's investments, receives and disburses all funds and performs various other ministerial duties upon receipt of proper instructions from the Trust and each Portfolio. IBT also provides services in connection with the preparation of shareholder reports and the electronic filing of such reports with the SEC. EVC and its affiliates and their officers and employees from time to time have transactions with various banks, including IBT. It is Eaton Vance's opinion that the terms and conditions of such transactions were not and will not be influenced by existing or potential custodial or other relationships between each Fund or each Portfolio and such banks.

Independent Registered Public Accounting Firm. PricewaterhouseCoopers LLP, 125 High Street, Boston, MA 02110, is the independent registered public accounting firm of each Fund and Portfolio, providing audit services, tax return preparation, and assistance and consultation with respect to the preparation of filings with the SEC.

Transfer Agent. PFPC Inc., P.O. Box 9653, Providence, RI 02940-9653, serves as transfer and dividend disbursing agent for each Fund.

                         CALCULATION OF NET ASSET VALUE

The net asset value of each Portfolio is computed by IBT (as agent and custodian for each Portfolio) by subtracting the liabilities of the Portfolio from the value of its total assets. Each Fund and Portfolio will be closed for business and will not price their respective shares or interests on the following business holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Each investor in a Portfolio, including a Fund, may add to or reduce its investment in the Portfolio on each day the New York Stock Exchange (the "Exchange") is open for trading ("Portfolio Business Day") as of the close of regular trading on the Exchange (the "Portfolio Valuation Time"). The value of each investor's interest in the Portfolio will be determined by multiplying the net asset value of the Portfolio by the percentage, determined on the prior Portfolio Business Day, which represented that investor's share of the aggregate interests in the Portfolio on such prior day. Any additions or withdrawals for the current Portfolio Business Day will then be recorded. Each investor's percentage of the aggregate interest in the Portfolio will then be recomputed as a percentage equal to a fraction (i) the numerator of which is the value of such investor's investment in the Portfolio as of the Portfolio Valuation Time on the prior Portfolio Business Day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor's investment in the Portfolio on the current Portfolio Business Day and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of the Portfolio Valuation Time on the prior Portfolio Business Day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investment in the Portfolio on the current Portfolio Business Day by all investors in the Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in the Portfolio for the current Portfolio Business Day.

The Trustees of each Portfolio have established the following procedures for the fair valuation of the Portfolio's assets under normal market conditions. Securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ National Market System generally are valued at the official NASDAQ closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not traded in the over-the-counter market, by an independent pricing service. Exchange-traded options are valued at the last sale price for the day of valuation as quoted on the principal exchange or board of trade on which the options are traded or, in the absence of sales on such date, at the mean between the latest bid and asked prices therefore. Futures positions on securities and currencies generally are valued at closing settlement prices. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost. If short-term debt securities were acquired with a remaining maturity of more than 60 days, their amortized cost value will be based on their value on the sixty-first day prior to maturity. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service.

Foreign securities and currencies held by a Portfolio are valued in U.S. dollars, as calculated by the custodian based on foreign currency exchange quotations supplied by an independent quotation service. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. As described in the prospectus, valuations of foreign securities may be adjusted from prices in effect at the close of trading on foreign exchanges to more accurately reflect their fair value as of the close of regular trading on the NYSE. As described in the prospectus, the Portfolio may rely on an independent fair valuation service in adjusting the valuations of foreign securities. Investments held by the Portfolio for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

                         PURCHASING AND REDEEMING SHARES

Additional Information About Purchases. Fund shares are offered for sale only in states where they are registered. Fund shares are continuously offered through investment dealers which have entered into agreements with the principal underwriter. Shares of the Fund are sold at offering price, which is the net asset value plus the initial sales charge, if any. The Fund receives the net asset value. The Fund's principal underwriter receives the sales charge, all or a portion of which may be reallowed to the investment dealers responsible for selling Fund shares. The sales charge table in the prospectus is applicable to purchases of a Fund alone or in combination with purchases of certain other funds offered by the principal underwriter, made at a single time by (i) an individual, or an individual, his or her spouse and their children under the age of twenty-one, purchasing shares for his or their own account, and (ii) a trustee or other fiduciary purchasing shares for a single trust estate or a single fiduciary account. The table is also presently applicable to (1) purchases of Class A shares pursuant to a written Statement of Intention; or (2) purchases of Class A shares pursuant to the Right of Accumulation and declared as such at the time of purchase. See "Sales Charges".

In connection with employee benefit or other continuous group purchase plans, a Fund may accept initial investments of less than $1,000 on the part of an individual participant. In the event a shareholder who is a participant of such a plan terminates participation in the plan, his or her shares will be transferred to a regular individual account. However, such account will be subject to the right of redemption by a Fund as described below.

Suspension of Sales. The Trust may, in its absolute discretion, suspend, discontinue or limit the offering of one or more of its classes of shares at any time. In determining whether any such action should be taken, the Trust's management intends to consider all relevant factors, including (without limitation) the size of a Fund or class, the investment climate and market conditions, the volume of sales and redemptions of shares, and (if applicable) the amount of uncovered distribution charges of the principal underwriter. The Class B and Class C Distribution Plans may continue in effect and payments may be made under the Plans following any such suspension, discontinuance or limitation of the offering of shares; however, there is no contractual obligation to continue any Plan for any particular period of time. Suspension of the offering of shares would not, of course, affect a shareholder's ability to redeem shares.

Additional Information About Redemptions. The right to redeem shares of a Fund can be suspended and the payment of the redemption price deferred when the Exchange is closed (other than for customary weekend and holiday closings), during periods when trading on the Exchange is restricted as determined by the SEC, or during any emergency as determined by the SEC which makes it impracticable for a Portfolio to dispose of its securities or value its assets, or during any other period permitted by order of the SEC for the protection of investors.

Due to the high cost of maintaining small accounts, the Trust reserves the right to redeem accounts with balances of less than $750. Prior to such a redemption, shareholders will be given 60 days' written notice to make an additional purchase. However, no such redemption would be required by the Trust if the cause of the low account balance was a reduction in the net asset value of shares. No CDSC will be imposed with respect to such involuntary redemptions.

While normally payments will be made in cash for redeemed shares, the Trust, subject to compliance with applicable regulations, has reserved the right to pay the redemption price of shares of a Fund, either totally or partially, by a distribution in kind of readily marketable securities withdrawn from its corresponding Portfolio. The securities so distributed would be valued pursuant to the valuation procedures described in this SAI. If a shareholder received a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash.

Systematic Withdrawal Plan. The transfer agent will send to the shareholder regular monthly or quarterly payments of any permitted amount designated by the shareholder based upon the value of the shares held. The checks will be drawn from share redemptions and hence, may require the recognition of taxable gain or loss. Income dividends and capital gains distributions in connection with withdrawal plan accounts will be credited at net asset value as of the record date for each distribution. Continued withdrawals in excess of current income will eventually use up principal, particularly in a period of declining market prices. A shareholder may not have a withdrawal plan in effect at the same time he or she has authorized Bank Automated Investing or is otherwise making regular purchases of Fund shares. The shareholder, the transfer agent or the principal underwriter may terminate the withdrawal plan at any time without penalty.

                                  SALES CHARGES

Dealer Commissions. The principal underwriter may, from time to time, at its own expense, provide additional incentives to investment dealers which employ registered representatives who sell Fund shares and/or shares of other funds distributed by the principal underwriter. In some instances, such additional incentives may be offered only to certain investment dealers whose representatives sell or are expected to sell significant amounts of shares. In addition, the principal underwriter may from time to time increase or decrease the sales commissions payable to investment dealers. The principal underwriter may allow, upon notice to all investment dealers with whom it has agreements, discounts up to the full sales charge during the periods specified in the notice. During periods when the discount includes the full sales charge, such investment dealers may be deemed to be underwriters as that term is defined in the Securities Act of 1933.

Purchases at Net Asset Value. Class A shares may be sold at net asset value to current and retired Directors and Trustees of Eaton Vance funds and portfolios; to clients (including custodial, agency, advisory and trust accounts) and current and retired officers and employees of Eaton Vance, its affiliates and other investment advisers of Eaton Vance sponsored funds; to officers and employees of IBT and the transfer agent; to persons associated with law firms, consulting firms and others providing services to Eaton Vance and the Eaton Vance funds; and to such persons' spouses, parents, siblings and lineal descendants and their beneficial accounts. Such shares may also be issued at net asset value (1) in connection with the merger (or similar transaction) of an investment company (or series or class thereof) or personal holding company with a Fund (or class thereof), (2) to investors making an investment as part of a fixed fee program whereby an entity unaffiliated with the investment adviser provides multiple investment services, such as management, brokerage and custody, and (3) to investment advisors, financial planners or other intermediaries who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; clients of such investment advisors, financial planners or other intermediaries who place trades for their own accounts if the accounts are linked to the master account of such investment advisor, financial planner or other intermediary on the books and records of the broker or agent; and to retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in Section 401(a), 403(b) or 457 of the Code and "rabbi trusts". Class A shares may also be sold at net asset value to registered representatives and employees of investment dealers and bank employees who refer customers to registered representatives of investment dealers. Sales charges generally are waived because either (i) there is no sales effort involved in the sale of shares or (ii) the investor is paying a fee (other than the sales charge) to the investment dealer involved in the sale.

The CDSC applicable to Class B shares will be waived in connection with minimum required distributions from tax-sheltered retirement plans by applying the rate required to be withdrawn under the applicable rules and regulations of the Internal Revenue Service to the balance of Class B shares in your account. Any new or revised sales charge or CDSC waiver will be prospective only.

Statement of Intention. If it is anticipated that $50,000 or more of Class A shares and shares of other funds exchangeable for Class A shares of another Eaton Vance fund will be purchased within a 13-month period, the Statement of Intention section of the account application should be completed so that shares may be obtained at the same reduced sales charge as though the total quantity were invested in one lump sum. Shares eligible for the right of accumulation (see below) as of the date of the Statement and purchased during the 13-month period will be included toward the completion of the Statement. If you make a Statement of Intention, the transfer agent is authorized to hold in escrow sufficient shares (5% of the dollar amount specified in the Statement) which can be redeemed to make up any difference in sales charge on the amount intended to be invested and the amount actually invested. A Statement of Intention does not obligate the shareholder to purchase or the Fund to sell the full amount indicated in the Statement.

If the amount actually purchased during the 13-month period is less than that indicated in the Statement, the shareholder will be requested to pay the difference between the sales charge applicable to the shares purchased and the sales charge paid under the Statement of Intention. If the payment is not received in 20 days, the appropriate number of escrowed shares will be redeemed in order to realize such difference. If the total purchases during the 13-month period are large enough to qualify for a lower sales charge than that applicable to the amount specified in the Statement, all transactions will be computed at the expiration date of the Statement to give effect to the lower sales charge.
Any difference will be refunded to the shareholder in cash or applied to the purchase of additional shares, as specified by the shareholder. This refund will be made by the investment dealer and the principal underwriter. If at the time of the recomputation, the investment dealer for the account has changed, the adjustment will be made only on those shares purchased through the current investment dealer for the account.

Right of Accumulation. Under the right of accumulation, the applicable sales charge level is calculated by aggregating the dollar amount of the current purchase and the value (calculated at the maximum current offering price) of any Class A, Advisers Class, Class B, Class C, Class I and/or Class R shares of a Fund or other Eaton Vance funds, as well as shares of Eaton Vance Money Market Fund, owned by the shareholder. Shares of Eaton Vance Cash Management Fund and Eaton Vance Tax Free Reserves cannot be accumulated for purposes of this privilege. The sales charge on the shares being purchased will then be applied at the rate applicable to the aggregate. Shares purchased by an individual, his or her spouse and their children under the age of twenty-one, including shares held for the benefit of any such persons in trust or fiduciary accounts (including retirement accounts) or omnibus or "street name" accounts, will be combined for the purpose of determining whether a purchase will qualify for the right of accumulation and if qualifying, the applicable sales charge level. For any such discount to be made available at the time of purchase a purchaser or his or her investment dealer must provide the principal underwriter (in the case of a purchase made through an investment dealer) or the transfer agent (in the case of an investment made by mail) with sufficient information to permit verification that the purchase order qualifies for the accumulation privilege. Confirmation of the order is subject to such verification. The right of accumulation privilege may be amended or terminated at any time as to purchases occurring thereafter.

Conversion Feature. Class B shares held for eight years will automatically convert to Class A shares. For purposes of this conversion, all distributions paid on Class B shares which the shareholder elects to reinvest in Class B shares will be considered to be held in a separate sub-account. Upon the conversion of Class B shares not acquired through the reinvestment of distributions, a pro rata portion of the Class B shares held in the sub-account will also convert to Class A shares. This portion will be determined by the ratio that the Class B shares being converted bears to the total of Class B shares (excluding shares acquired through reinvestment) in the account. This conversion feature is subject to the continuing availability of a ruling from the Internal Revenue Service or an opinion of counsel that the conversion is not taxable for federal income tax purposes.

Exchange Privilege. In addition to exchanges into the same class of another Eaton Vance fund, Class B shares may be exchanged for shares of a money market fund sponsored by an investment dealer and approved by the principal underwriter (an "investment dealer fund"). The CDSC will not be charged to the shareholder when the shares are exchanged for shares of the investment dealer fund, however, the shareholder will receive no credit toward the completion of the CDSC period for the time that the shareholder holds the exchanged shares of the investment dealer fund. If a shareholder redeems the exchanged shares of the investment dealer fund and does not invest the proceeds into Class B shares of an Eaton Vance fund, the shareholder will be subject to any CDSC applicable at the time the shareholder received the exchanged shares of the investment dealer fund.

Tax-Deferred Retirement Plans. Class A and Class C shares are available for purchase in connection with certain tax-deferred retirement plans. Detailed information concerning these plans, including certain exceptions to minimum investment requirements, and copies of the plans are available from the principal underwriter. This information should be read carefully and consulting with an attorney or tax adviser may be advisable. The information sets forth the service fee charged for retirement plans and describes the federal income tax consequences of establishing a plan. Participant accounting services (including trust fund reconciliation services) will be offered only through third party recordkeepers and not by the principal underwriter. Under all plans, dividends and distributions will be automatically reinvested in additional shares.

Distribution Plans

The Trust has in effect a compensation-type Distribution Plan for Global Growth Fund's Class A shares (the "Global Growth Fund Class A Plan") pursuant to Rule 12b-1under the 1940 Act. The Global Growth Fund Class A Plan provides for the payment of a monthly distribution fee to the principal underwriter in an amount equal to the aggregate of (a) 0.50% of that portion of Class A average daily net assets for any fiscal year which is attributable to its shares which have remained outstanding for less than one year and (b) 0.25% of that portion of Class A average daily net assets for any fiscal year which is attributable to its shares which have remained outstanding for more than one year. Aggregate payments to the principal underwriter under a Class A Plan are limited to those permitted by a rule of the NASD.

The Global Growth Fund Class A Plan also provides that each Class A share will pay a service fee to the principal underwriter in an amount equal on an annual basis to 0.25% of that portion of its average daily net assets for any fiscal year which is attributable to Class A shares which have remained outstanding for more than one year; from such service fee the principal underwriter expects to pay a service fee to investment dealers, as compensation for providing personal services and/or the maintenance of shareholder accounts, with respect to shares sold by such dealers which have remained outstanding for more than one year. Service fees are paid quarterly in arrears. For the distribution and service fees paid by Global Growth Fund Class A shares, see Appendix A.

The Trust has in effect a Service Plan (the "Growth Fund Class A Plan") for Growth Fund's Class A shares that is designed to meet the service fee requirements of the sales charge rule of the NASD. (Management believes service fee payments are not distribution expenses governed by Rule 12b-1 under the 1940 Act, but has chosen to have the Plan approved as if that Rule were applicable.) The Growth Fund Class A Plan provides that Class A shares of Growth Fund may make service fee payments for personal services and/or the maintenance of shareholder accounts to the principal underwriter, investment dealers and other persons in amounts not exceeding 0.25% of its average daily net assets for any fiscal year. Growth Fund Class A service fees are paid quarterly in arrears. For the service fees paid by Growth Fund Class A shares, see Appendix A.

The Trust also has in effect a compensation-type Distribution Plan (the "Class B and Class C Plans") pursuant to Rule 12b-1 under the 1940 Act for each Fund's Class B and Class C shares. On each sale of shares (excluding reinvestment of distributions) a Class will pay the principal underwriter amounts representing
(i) sales commissions equal to 5% (in the case of Class B) and 6.25% (in the case of Class C) of the amount received by a Fund for each Class share sold and
(ii) interest at the rate of 1% over the prime rate then reported in The Wall Street Journal applied to the outstanding amounts owed to the principal underwriter, so-called "uncovered distribution charges". Each Class pays the principal underwriter a distribution fee, accrued daily and paid monthly, at an annual rate not exceeding 0.75% of its average daily net assets to finance the distribution of its shares. Such fees compensate the principal underwriter for the sales commissions paid by it to investment dealers on the sale of shares, for other distribution expenses (such as personnel, overhead, travel, printing and postage) and for interest expenses. The principal underwriter currently pays an up-front sales commission (except on exchange transactions and reinvestments) of 4% of the purchase price of Class B shares and 0.75% of the purchase price of Class C shares, and an up-front service fee of 0.25% on Class C shares. Distribution fees paid by a Class and CDSCs paid to the Fund by redeeming Class shareholders reduce the outstanding uncovered distribution charges of the Class. Whenever there are no outstanding uncovered distribution charges of a Class, the Class discontinues payment of distribution fees.

The Trustees of the Trust believe that each Plan will be a significant factor in the expected growth of each Fund's assets, and will result in increased investment flexibility and advantages which have benefitted and will continue to benefit the Fund and its shareholders. The Eaton Vance organization will profit by reason of the operation of each Class B and Class C Plan through an increase in Fund assets and if at any point in time the aggregate amounts received by the principal underwriter pursuant to the Plans and from CDSCs have exceeded the total expenses incurred in distributing Class B and Class C shares. Because payments to the principal underwriter under the Class B and Class C Plans are limited, uncovered distribution charges (sales expenses of the principal underwriter plus interest, less the above fees and CDSCs received by it) may exist indefinitely. For sales commissions, CDSCs and uncovered distribution charges, see Appendix B and Appendix C.

The Class B and Class C Plans also authorizes the payment of service fees to the principal underwriter, investment dealers and other persons in amounts not exceeding 0.25% of its average daily net assets for personal services, and/or the maintenance of shareholder accounts. For Class B, this fee is paid quarterly in arrears based on the value of shares sold by such persons. For Class C, investment dealers currently receive (a) a service fee (except on exchange transactions and reinvestments) at the time of sale equal to 0.25% of the purchase price of Class C shares sold by such dealer, and (b) monthly service fees approximately equivalent to 1/12 of 0.25% of the value of Class C shares sold by such dealer. During the first year after a purchase of Class C shares, the principal underwriter will retain the service fee as reimbursement for the service fee payment made to investment dealers at the time of sale. For the service fees paid, see Appendix B and Appendix C.

The Plans continue in effect from year to year so long as such continuance is approved at least annually by the vote of both a majority of (i) the noninterested Trustees of the Trust who have no direct or indirect financial interest in the operation of the Plan or any agreements related to the Plan (the "Plan Trustees") and (ii) all of the Trustees then in office. Each Plan may be terminated at any time by vote of a majority of the Plan Trustees or by a vote of a majority of the outstanding voting securities of the applicable Class. Each Plan requires quarterly Trustee review of a written report of the amount expended under the Plan and the purposes for which such expenditures were made. The Plans may not be amended to increase materially the payments described therein without approval of the shareholders of the affected Class and the Trustees. So long as a Plan is in effect, the selection and nomination of the noninterested Trustees shall be committed to the discretion of such Trustees. The current Plans were initially approved by the Trustees, including the Plan Trustees, on June 23, 1997 for Class A, Class B and Class C shares of each Fund. The Trustees of the Trust who are "interested" persons of the Trust have an indirect financial interest in the Plans because their employers (or affiliates thereof) receive distribution and/or service fees under the Plans or agreements related thereto.

                                   PERFORMANCE

Performance Calculations. Average annual total return before deduction of taxes ("pre-tax return") is determined by multiplying a hypothetical initial purchase order of $1,000 by the average annual compound rate of return (including capital appreciation/depreciation, and distributions paid and reinvested) for the stated period and annualizing the result. The calculation assumes (i) that all distributions are reinvested at net asset value on the reinvestment dates during the period, (ii) the deduction of the maximum of any initial sales charge from the initial $1,000 purchase, (iii) a complete redemption of the investment at the end of the period, and (iv) the deduction of any applicable CDSC at the end of the period.

Average annual total return after the deduction of taxes on distributions is calculated in the same manner as pre-tax return except the calculation assumes that any federal income taxes due on distributions are deducted from the distributions before they are reinvested. Average annual total return after the deduction of taxes on distributions and taxes on redemption also is calculated in the same manner as pre-tax return except the calculation assumes that (i) any federal income taxes due on distributions are deducted from the distributions before they are reinvested and (ii) any federal income taxes due upon redemption are deducted at the end of the period. After-tax returns are based on the highest federal income tax rates in effect for individual taxpayers as of the time of each assumed distribution and redemption (taking into account their tax character), and do not reflect the impact of state and local taxes. In calculating after-tax returns, the net value of any federal income tax credits available to shareholders is applied to reduce federal income taxes payable on distributions at or near year-end and, to the extent the net value of such credits exceeds such distributions, is then assumed to be reinvested in additional Fund shares at net asset value on the last day of the fiscal year in which the credit was generated or, in the case of certain tax credits, on the date on which the year-end distribution is paid. For pre-tax and after-tax total return information, see Appendix A, Appendix B and Appendix C.

In addition to the foregoing total return figures, each Fund may provide pre-tax and after-tax annual and cumulative total return, as well as the ending redeemable cash value of a hypothetical investment. If shares are subject to a sales charge, total return figures may be calculated based on reduced sales charges or at net asset value. These returns would be lower if the full sales charge was imposed. After-tax returns may also be calculated using different tax rate assumptions and taking into account state and local income taxes as well as federal taxes. A Fund's performance may differ from that of other investors in the Portfolio, including other investment companies.

Disclosure of Portfolio Holdings and Related Information. The Board of Trustees has adopted policies and procedures (the "Policies") with respect to the disclosure of information about portfolio holdings of each Fund. Pursuant to the Policies, information about portfolio holdings of a Fund may not be disclosed to any party except as follows:

  * Disclosure made in filings with the SEC and posted on the Eaton Vance website: In accordance with rules established by the SEC, each Fund sends semiannual and annual reports to shareholders that contain a complete list of portfolio holdings as of the end of the second and fourth fiscal quarters, respectively, within 60 days of quarter-end. Each Fund also discloses complete portfolio holdings as of the end of the first and third fiscal quarters on Form N-Q, which is filed with the SEC within 60 days of quarter-end. Each Fund's complete portfolio holdings as reported in annual and semiannual reports and on Form N-Q (which includes a list of each Portfolio's holdings) are available for viewing on the SEC website at http://www.sec.gov and may be reviewed and copied at the SEC's public reference room (information on the operation and terms of usage of the SEC
     public         reference         room        is         available        at
     http://www.sec.gov/info/edgar/prrrules.htm or by calling 1-800-SEC-0330). Generally within 5 business days of filing with the SEC, each Fund's portfolio holdings as reported in annual and semiannual reports and on Form N-Q also are available on Eaton Vance's website at www.eatonvance.com and are available upon request at no additional cost by contacting Eaton Vance at 1-800-225-6265. Each Fund also will post a complete list of portfolio holdings (including the Portfolio's holdings) as of each calendar quarter end on the Eaton Vance website within 60 days of calendar quarter-end.

  * Disclosure of certain Portfolio characteristics: Each Fund may also post information about certain portfolio characteristics (such as top ten holdings and asset allocation information) as of each calendar quarter end on the Eaton Vance website approximately ten business days after quarter-end. Such information is also available upon request by contacting Eaton Vance at 1-800-225-6265.

  * Confidential disclosure for a legitimate Fund purpose: Portfolio holdings may be disclosed, from time to time as necessary, for a legitimate business purpose of a Fund, believed to be in the best interests of the Fund and its shareholders, provided there is a duty or an agreement that the information be kept confidential. The Policies permit disclosure of portfolio holdings information to the following: 1) affiliated and unaffiliated service providers (including the investment adviser, custodian, transfer agent, principal underwriter, etc.) that have a legal or contractual duty to keep such information confidential; 2) other persons who owe a fiduciary or other duty of trust or confidence to the Fund (such as Fund legal counsel and independent registered public accounting firm); or 3) persons to whom the disclosure is made in advancement of a legitimate business purpose of a Fund and who have expressly agreed in writing to maintain the disclosed information in confidence and to use it only in connection with the legitimate business purpose underlying the arrangement (such as arrangements with securities lending agents, credit rating agencies, statistical ratings agencies, analytical service providers engaged by the investment adviser, proxy evaluation vendors, pricing services, translation services and lenders under Fund credit facilities). Additional categories of disclosure involving a legitimate business purpose may be added to this list upon the authorization of a Fund's Board of Trustees.

The Funds, the investment adviser and principal underwriter will not receive any monetary or other consideration in connection with the disclosure of information concerning a Fund's portfolio holdings.

The Policies may not be waived, or exception made, without the consent of the Chief Compliance Officer ("CCO") of the Funds. The CCO may not waive or make exception to the Policies unless such waiver or exception is consistent with the intent of the Policies, which is to ensure that disclosure of portfolio information is in the best interest of Fund shareholders. In determining whether to permit a waiver of or exception to the Policies, the CCO will consider whether the proposed disclosure serves a legitimate purpose of a Fund, whether it could provide the recipient with an advantage over Fund shareholders or whether the proposed disclosure gives rise to a conflict of interest between a Fund's shareholders and its investment adviser, principal underwriter or other affiliated person. The CCO will report all waivers of or exceptions to the Policies to the Trustees at their next meeting. The Trustees may impose additional restrictions on the disclosure of portfolio holdings information at any time.

The Policies are designed to provide useful information concerning a Fund to existing and prospective Fund shareholders while at the same time inhibiting the improper use of portfolio holdings information in trading Fund shares and/or portfolio securities held by a Portfolio. However, there can be no assurance that the provision of any portfolio holdings information is not susceptible to inappropriate uses (such as the development of "market timing" models), particularly in the hands of highly sophisticated investors, or that it will not in fact be used in such ways beyond the control of the Funds.

                                      TAXES

Each series of the Trust is treated as a separate entity for federal income tax purposes. Each Fund has elected to be treated and intends to qualify each year as a regulated investment company ("RIC") under the Code. Accordingly, each Fund intends to satisfy certain requirements relating to sources of its income and diversification of its assets and to distribute substantially all of its net income and net short-term and long-term capital gains (after reduction by any available capital loss carryforwards) in accordance with the timing requirements imposed by the Code, so as to maintain its RIC status and to avoid paying any federal income or excise tax. To the extent it qualifies for treatment as a RIC and satisfies the above-mentioned distribution requirements, a Fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends or capital gain distributions. Each Fund qualified as a RIC for its fiscal year ended August 31, 2004.

Because each Fund invests its assets in a Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements in order for the Fund to also satisfy these requirements. For federal income tax purposes, each Portfolio intends to be treated as a partnership that is not a "publicly traded partnership" and, as a result, will not be subject to federal income tax. A Fund, as an investor in a Portfolio, will be required to take into account in determining its federal income tax liability its share of such Portfolio's income, gains, losses, deductions and credits, without regard to whether it has received any distributions from such Portfolio. Each Portfolio will allocate at least annually among its investors, including a Fund, the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. For purposes of applying the requirements of the Code regarding qualification as a RIC, each Fund (i) will be deemed to own its proportionate share of each of the assets of the Portfolio and
(ii) will be entitled to the gross income of the Portfolio attributable to such share.

In order to avoid incurring a federal excise tax obligation, the Code requires that a Fund distribute (or be deemed to have distributed) by December 31 of each calendar year (i) at least 98% of its ordinary income for such year, (ii) at least 98% of its capital gain net income (which is the excess of its realized capital gains over its realized capital losses), generally computed on the basis of the one-year period ending on October 31 of such year, after reduction by any available capital loss carryforwards and (iii) 100% of any income and capital gains from the prior year (as previously computed) that was not paid out during such year and on which the Fund paid no federal income tax. Under current law, provided that a Fund qualifies as a RIC and the Portfolio is treated as a partnership for Massachusetts and federal tax purposes, neither the Fund nor the Portfolio should be liable for any income, corporate excise or franchise tax in the Commonwealth of Massachusetts.

If a Fund does not qualify as a RIC for any taxable year, the Fund's taxable income will be subject to corporate income taxes, and all distributions from earnings and profits, including distributions of net capital gain (if any), will be taxable to the shareholder as ordinary income. In addition, in order to requalify for taxation as a RIC, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

A Portfolio's investments in options, futures contracts, hedging transactions, forward contracts (to the extent permitted) and certain other transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income to a Portfolio, defer Portfolio losses, cause adjustments in the holding periods of Portfolio securities, convert capital gain into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to investors.

Transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts, forward contracts and similar instruments (to the extent permitted) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

Investments in "passive foreign investment companies" could subject a Portfolio to U.S. federal income tax or other charges on certain distributions from such companies and on disposition of investments in such companies; however, the tax effects of such investments may be mitigated by making an election to mark such investments to market annually or treat the passive foreign investment company as a "qualified electing fund".

If more than 50% of Global Growth Portfolio's assets at year end consists of the debt and equity securities of foreign corporations, Global Growth Fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portion of qualified taxes paid by the Fund to foreign countries. If the election is made, shareholders will include in gross income from foreign sources their pro rata share of such taxes. A shareholder's ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by Global Growth Fund may be subject to certain limitations imposed by the Code (including a holding period requirement applied at both the Fund and shareholder level), as a result of which a shareholder may not get a full credit or deduction for the amount of such taxes. Shareholders who do not itemize deductions on their federal income tax returns may claim a credit (but no deduction) for such taxes. Individual shareholders subject to the alternative minimum tax ("AMT") may not deduct such taxes for AMT purposes.

The Growth Portfolio may be subject to foreign withholding or other foreign taxes with respect to income (possibly including, in some cases, capital gains) on certain foreign securities. These taxes may be reduced or eliminated under the terms of an applicable U.S. income tax treaty. As it is not expected that more than 50% of the value of the total assets of Growth Portfolio will consist of securities issued by foreign corporations, Growth Fund will not be eligible to pass through to shareholders its proportionate share of any foreign taxes paid by the Portfolio and allocated to the Fund, with the result that shareholders will not include in income, and will not be entitled to take any foreign tax credits or deductions for, such foreign taxes.

For taxable years beginning on or before December 31, 2008, "qualified dividend income" received by an individual will be taxed at the rates applicable to long-term capital gain. In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund's shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company. In general, distributions of investment income designated by a Fund as derived from qualified dividend inomce will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to such Fund's shares. In any event, if the aggregate qualified dividends received by a Fund during any taxable year are 95% or more of its gross income, then 100% of the Fund's dividends (other than properly designated capital gain dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term "gross income" is the excess of net short-term capital gain over net long-term capital loss.

A portion of distributions made by a Fund which are derived from dividends from domestic corporations may qualify for the dividends-received deduction ("DRD") for corporations. The DRD is reduced to the extent the Fund shares with respect to which the dividends are received are treated as debt-financed under the Code and is eliminated if the shares are deemed to have been held for less than a minimum period, generally more than 45 days during the 90-day period surrounding the ex-dividend date. Receipt of certain distributions qualifying for the DRD may result in reduction of the tax basis of the corporate shareholder's shares. Distributions eligible for the DRD may give rise to or increase an alternative minimum tax for certain corporations.

Any loss realized upon the sale or exchange of Fund shares with a tax holding period of 6 months or less will be treated as a long-term capital loss to the extent of any distributions treated as long-term capital gain with respect to such shares. In addition, all or a portion of a loss realized on a redemption or other disposition of Fund shares may be disallowed under "wash sale" rules to the extent the shareholder acquired other shares of the same Fund (whether through the reinvestment of distributions or otherwise) within the period beginning 30 days before the redemption of the loss shares and ending 30 days after such date. Any disallowed loss will result in an adjustment to the shareholder's tax basis in some or all of the other shares acquired.

Sales charges paid upon a purchase of shares subject to a front-end sales charge cannot be taken into account for purposes of determining gain or loss on a redemption or exchange of the shares before the 91st day after their purchase to the extent a sales charge is reduced or eliminated in a subsequent acquisition of shares of the Fund (or of another fund) pursuant to the reinvestment or exchange privilege. Any disregarded amounts will result in an adjustment to the shareholder's tax basis in some or all of any other shares acquired.

Dividends and distributions on a Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund's net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when a Fund's net asset value also reflects unrealized losses. Certain distributions declared in October, November or December and paid in the following January will be taxed to shareholders as if received on December 31 of the year in which they were declared.

In general, dividends (other than capital gain dividends) paid to a shareholder that is not a "U.S. person" within the meaning of the Code (a "foreign person"), are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). Under the American Jobs Creation Act of 2004 (the "2004 Act"), before January 1, 2008, a Fund generally will not be required to withhold any amounts with respect to distributions of (i) U.S.-source interest income that would not be subject to U.S. federal income tax if earned directly by an individual foreign person, and (ii) net short-term capital gains in excess of net long-term capital losses, in each case to the extent such distributions are properly designated by a Fund.

The 2004 Act modifies the tax treatment of distributions from a Fund that are paid to a foreign person and are attributable to gain from "U.S. real property interests" ("USRPIs"), which the Code defines to include direct holdings of U.S. real property and interests (other than solely as a creditor) in "U.S. real property holding corporations" such as REITs. Under the 2004 Act, which applies to dividends paid or deemed paid on or before December 31, 2007, distributions to foreign persons attributable to gains from the sale or exchange of USRPIs will give rise to an obligation for those foreign persons to file a U.S. tax return and pay tax, and may well be subject to withholding under future regulations. It is not expected that a significant portion of the Fund's distributions will be attributable to gains from the sale or exchange of USRPIs.

Amounts paid by a Fund to individuals and certain other shareholders who have not provided the Fund with their correct taxpayer identification number ("TIN") and certain certifications required by the Internal Revenue Service (the "IRS") as well as shareholders with respect to whom the Fund has received certain information from the IRS or a broker, may be subject to "backup" withholding of federal income tax arising from the Fund's taxable dividends and other distributions as well as the proceeds of redemption transactions (including repurchases and exchanges), at a rate of 28% for amounts paid through 2010. The backup withholding rate will be 31% for amounts paid thereafter. An individual's TIN is generally his or her social security number.

Under Treasury regulations, if a shareholder realizes a loss on disposition of a Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs.

The foregoing discussion does not address the special tax rules applicable to certain classes of investors, such as IRAs and other retirement plans, tax-exempt entities, foreign investors, insurance companies and financial institutions. Shareholders should consult their own tax advisers with respect to special tax rules that may apply in their particular situations, as well as the state, local, and, where applicable, foreign tax consequences of investing in a Fund.

                        PORTFOLIO SECURITIES TRANSACTIONS

Decisions concerning the execution of portfolio security transactions, including the selection of the market and the executing firm, are made by BMR and each Portfolio's investment advisers (each referred to herein as "the investment adviser"). Each Portfolio is responsible for the expenses associated with portfolio transactions. The investment adviser is also responsible for the execution of transactions for all other accounts managed by it. The investment adviser places the portfolio security transactions for execution with many firms. The investment adviser uses its best efforts to obtain execution of portfolio security transactions at prices which are advantageous and at reasonably competitive spreads or (when a disclosed commission is being charged) at reasonably competitive commission rates. In seeking such execution, the investment adviser will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including without limitation the full range and quality of the executing firm's services including the responsiveness of the firm to the investment adviser, the size and type of the transaction, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the executing firm, the reputation, reliability, experience and financial condition of the firm, the value and quality of the services rendered by the firm in other transactions, and the reasonableness of the spread or commission, if any. In addition, the investment adviser may consider the receipt of Proprietary Research Services (as defined below), provided it does not compromise the investment adviser's obligation to seek best overall execution for a Portfolio. The investment adviser may engage in portfolio brokerage transactions with a broker-dealer firm that sells shares of Eaton Vance funds, provided such transactions are not directed to that firm as compensation for the promotion or sale of such shares.

Transactions on stock exchanges and other agency transactions involve the payment of negotiated brokerage commissions. Such commissions vary among different broker-dealer firms, and a particular broker-dealer may charge different commissions according to such factors as the difficulty and size of the transaction and the volume of business done with such broker-dealer.
Transactions in foreign securities often involve the payment of brokerage commissions, which may be higher than those in the United States. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid or received usually includes an undisclosed dealer markup or markdown. In an underwritten offering the price paid often includes a disclosed fixed commission or discount retained by the underwriter or dealer. Although spreads or commissions paid on portfolio security transactions will, in the judgment of the investment adviser, be reasonable in relation to the value of the services provided, commissions exceeding those which another firm might charge may be paid to broker-dealers who were selected to execute transactions on behalf of the investment adviser's clients in part for providing brokerage and research services to the investment adviser.

As authorized in Section 28(e) of the Securities Exchange Act of 1934, a broker or dealer who executes a portfolio transaction may receive a commission that is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the investment adviser determines in good faith that such compensation was reasonable in relation to the value of the brokerage and research services provided. This determination may be made either on the basis of that particular transaction or on the basis of overall responsibilities which the investment adviser and its affiliates have for accounts over which they exercise investment discretion. Brokerage and research services may include advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; effecting securities transactions and performing functions incidental thereto (such as clearance and settlement); and the "Research Services" referred to in the next paragraph.

It is a common practice of the investment advisory industry and of the advisers of investment companies, institutions and other investors to receive research, analytical, statistical and quotation services, data, information and other services, products and materials which assist such advisers in the performance of their investment responsibilities ("Research Services") from broker-dealer firms that execute portfolio transactions for the clients of such advisers and from affiliates of executing broker-dealers. Investment advisers also commonly receive Research Services from research providers that are not affiliated with an executing broker-dealer, but which have entered into payment arrangements involving an executing broker-dealer ("Third Party Research Services"). Under a typical Third Party Research Services payment arrangement, the research provider agrees to provide services to an investment adviser in exchange for specified payments to the research provider by a broker-dealer that executes portfolio transactions for clients of the investment adviser. The investment adviser and the executing broker-dealer enter into a related agreement specifying the amount of brokerage business the investment adviser will direct to the executing broker-dealer to offset payments made by the executing broker-dealer for Third Party Research Services received by the investment adviser. For example, an investment adviser may agree to direct brokerage business generating $45,000 in commissions on portfolio transactions to a broker-dealer firm as consideration for the executing broker-dealer making payments of $30,000 to a provider of Third Party Research Services. The ratio of the commissions to be paid to an executing broker-dealer as consideration for Third Party Research Services over the cost borne by the executing broker-dealer in connection with providing such services to the investment adviser is referred to herein as the "Third Party Research Services Payment Ratio."

Consistent with the foregoing practices, the investment adviser receives Research Services from many broker-dealer firms with which the investment adviser places transactions and may receive them from third parties with which these broker-dealers have arrangements. Each Portfolio and the investment adviser may also receive Research Services from underwriters and dealers in fixed-price offerings, which Research Services are reviewed and evaluated by the investment adviser in connection with its investment responsibilities.

Research Services received by the investment adviser include such matters as general economic, political, business and market information, industry and company reviews, evaluations of securities and portfolio strategies and transactions, proxy voting data and analysis services, technical analysis of various aspects of the securities markets, recommendations as to the purchase and sale of securities and other portfolio transactions, financial, industry and trade publications, news and information services, pricing and quotation equipment and services, and research oriented computer hardware, software, data bases and services. Any particular Research Service obtained through a broker-dealer may be used by the investment adviser in connection with client accounts other than those accounts which pay commissions to such broker-dealer. Any such Research Service may be broadly useful and of value to the investment adviser in rendering investment advisory services to all or a significant portion of its clients, or may be relevant and useful for the management of only one client's account or of a few clients' accounts, or may be useful for the management of merely a segment of certain clients' accounts, regardless of whether any such account or accounts paid commissions to the broker-dealer through which such Research Service was obtained. The investment adviser evaluates the nature and quality of the various Research Services obtained through broker-dealer firms and may attempt to allocate sufficient portfolio security transactions to such firms to ensure the continued receipt of Research Services which the investment adviser believes are useful or of value to it in rendering investment advisory services to its clients.

In  the  event  that  the  investment  adviser  executes  Portfolio   securities
transactions with a broker-dealer on or after May 1, 2004 and the associated commission is consideration for Third Party Research Services (as described above), the investment adviser has agreed to reduce the advisory fee payable by a Portfolio by an amount equal to the commission payment associated with the transaction divided by the applicable Third Party Research Services Payment Ratio. However, Lloyd George generally does not expect to acquire Third Party Research with portfolio brokerage commissions.

Some executing broker-dealers develop and make available directly to their brokerage customers proprietary Research Services ("Proprietary Research Services"). As a general matter, broker-dealers bundle the cost of Proprietary Research Services with trade execution services rather than charging separately for each. In such circumstances, the cost or other value of the Proprietary Research Services cannot be determined. The advisory fee paid by a Portfolio will not be reduced in connection with the receipt of Proprietary Research Services by the investment adviser.

The investment companies sponsored by the investment adviser or its affiliates may allocate brokerage commissions to acquire information relating to the performance, fees and expenses of such companies and other mutual funds, which information is used by the Trustees of such companies to fulfill their responsibility to oversee the quality of the services provided by various entities, including the investment adviser, to such companies. Such companies may also pay cash for such information.

Securities considered as investments for a Portfolio may also be appropriate for other investment accounts managed by the investment adviser or its affiliates. Whenever decisions are made to buy or sell securities by a Portfolio and one or more of such other accounts simultaneously, the investment adviser will allocate the security transactions (including "hot" issues) in a manner which it believes to be equitable under the circumstances. As a result of such allocations, there may be instances where a Portfolio will not participate in a transaction that is allocated among other accounts. If an aggregated order cannot be filled completely, allocations will generally be made on a pro rata basis. An order may not be allocated on a pro rata basis where, for example: (i) consideration is given to portfolio managers who have been instrumental in developing or negotiating a particular investment; (ii) consideration is given to an account with specialized investment policies that coincide with the particulars of a specific investment; (iii) pro rata allocation would result in odd-lot or de minimis amounts being allocated to a portfolio or other client; or (iv) where the investment adviser reasonably determines that departure from a pro rata allocation is advisable. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to a Portfolio from time to time, it is the opinion of the Trustees of the Trust and each Portfolio that the benefits from the investment adviser organization outweigh any disadvantage that may arise from exposure to simultaneous transactions.

The following table shows brokerage commissions paid during the three fiscal years ended August 31, 2004, as well as the amount of Portfolio security transactions for the most recent fiscal year (if any) that were directed to firms that provided some Research Services to the investment adviser or its affiliates, and the commissions paid in connection therewith. As described above, the investment adviser may consider the receipt of Research Services in selecting a broker-dealer firm, provided it does not compromise the investment adviser's obligation to seek best overall execution.

                                                                                Commissions
                                                           Amount of              Paid on
                                                          Transactions          Transactions
                                                           Directed to          Directed to
                       Brokerage Commissions Paid        Firms Providing      Firms Providing
                       for the Fiscal Year Ended            Research             Research
                       --------------------------        ---------------      ----------------
Portfolio           8/31/04     8/31/03      8/31/02        8/31/04               8/31/04
---------           -------     -------      -------        -------               -------
Global Growth    $  158,842    $237,200    $  784,089     $  2,579,660            $  6,449
Growth            1,121,158     990,295     1,044,299      518,858,740             932,164

                              FINANCIAL STATEMENTS

The audited financial statements of, and the reports of the independent registered public accounting firm for the Funds and Portfolios, appear in the Funds' most recent annual report to shareholders and are incorporated by reference into this SAI. A copy of the annual reports accompanies this SAI.

Householding. Consistent with applicable law, duplicate mailings of shareholder reports and certain other Fund information to shareholders residing at the same address may be eliminated.

                                                                      APPENDIX A

                      Class a Fees, Performance & Ownership

Sales Charges, Service Fees and Repurchase Transaction Fees. For the fiscal year ended August 31, 2004, the following table shows (1) total sales charges paid by each Funds, (2) sales charges paid to investment dealers, (3) sales charges paid to the principal underwriter, (4) CDSC payments to the principal underwriter,
(5) distribution  fees paid to the principal  underwriter under the Distribution
Plan, (6) total service fees paid by each Funds, (7) service fees paid to investment dealers, and (8) repurchase transaction fees paid to the principal underwriter. Service fees that were not paid to investment dealers were retained by the principal underwriter.

                                                                                                                     Repurchase
                   Total       Sales         Sales          CDSC         Distribution                 Service Fees   Transaction
                   Sales     Charges to    Charges to      Paid to       Fee Paid to      Total         Paid to      Fees Paid to
                  Charges    Investment    Principal      Principal       Principal      Services      Investment    Principal
Fund               Paid       Dealers      Underwriter   Underwriter     Underwriter     Fees Paid      Dealers      Underwriter
----              -------    ----------    -----------   -----------     -----------     ---------    ------------   ------------
Global Growth     $72,064      $65,932        $6,132        - 0 -          $113,643       $75,078        $69,368       $3,642.50
Growth            121,797      105,378        16,419        2,000             N/A         247,905        136,627        1,962.50

For the fiscal years ended August 31, 2003 and August 31, 2002, the following total sales charges were paid on sales of Class A, of which the principal underwriter received the following amounts. The balance of such amounts was paid to investment dealers.

               August 31, 2003     August 31, 2003     August 31, 2002      August 31, 2002
                 Total Sales      Sales Charges to       Total Sales       Sales Charges to
Fund            Charges Paid    Principal Underwriter   Charges Paid     Principal Underwriter
----           ---------------  ---------------------  ---------------   ---------------------
Global Growth     $50,254              $5,495              $71,969              $8,957
Growth             48,632               6,877               42,033               4,279

Redemption Fees. Class A shares of Global Growth Fund generally are subject to a redemption fee equal to 1% of the amount redeemed or exchanged within three months of the settlement of the purchase. For the fiscal year ended August 31, 2004, the Fund received redemption fees equal to $3,893 for Global Growth Fund.

Performance Information. The tables below indicate the average annual total return (both before and after taxes) on a hypothetical investment in shares of $1,000 in this Class of shares for the periods shown in each table. Any return presented with an asterisk (*) includes the effect of subsidizing expenses. Returns would have been lower without subsidies.

Total returns are historical and are calculated by determining the percentage change in net asset value or public offering price with all distributions reinvested. Each Fund's past performance (both before and after taxes) is no guarantee of future results. Investment return and principal value of Fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, a Fund's current performance may be lower or higher than the quoted return. For the Fund's performance as of the most recent month-end, please refer to www.eatonvance.com.

About Returns After Taxes. After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and Redemption of Fund Shares for a period may be greater than Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

Global Growth Fund                                                                  Length of Period Ended August 31, 2004
Average Annual Total Return:                                                       One Year     Five Years     Life of Fund
----------------------------                                                       --------     ----------     -------------
Before Taxes and Excluding Maximum Sales Charge                                      4.18%        -1.65%           7.76%
Before Taxes and Including Maximum Sales Charge                                     -1.78%        -2.81%           7.05%
After Taxes on Distributions and Excluding Maximum Sales Charge                      4.18%        -2.60%           6.43%
After Taxes on Distributions and Including Maximum Sales Charge                     -1.78%        -3.75%           5.72%
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge       2.71%        -1.71%           6.15%
After Taxes on Distributions and Redemption and Including Maximum Sales Charge      -1.16%        -2.67%           5.51%
     Fund commenced operations September 18, 1995.

Growth Fund                                                                       Length of Period Ended August 31, 2004
Average Annual Total Return:                                                       One Year     Five Years     Ten Years
----------------------------                                                       --------     ----------     ---------
Before Taxes and Excluding Maximum Sales Charge                                      -3.96%       -4.27%         5.80%
Before Taxes and Including Maximum Sales Charge                                      -9.42%       -5.40%         5.17%
After Taxes on Distributions and Excluding Maximum Sales Charge                      -3.96%       -5.24%         3.82%
After Taxes on Distributions and Including Maximum Sales Charge                      -9.42%       -6.36%        -3.20%
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge       -2.58%       -3.63%         4.41%
After Taxes on Distributions and Redemption and Including Maximum Sales Charge       -6.12%       -4.56%         3.85%


Control Persons and Principal Holders of Securities. At April 1, 2005, the Trustees and officers of the Trust, as a group, owned in the aggregate less than 1% of the outstanding shares of this Class of the Fund. In addition, as of the same date, the following person(s) held the share percentage indicated below, which was owned either (i) beneficially by such person(s) or (ii) of record by such person(s) on behalf of customers who are the beneficial owners of such shares and as to which such record owner(s) may exercise voting rights under certain limited circumstances:

                      Patterson & Co., FBO Eaton Vance Master Trust for
                         Retirement Plans - Eaton Vance Management
Global Growth Fund       Profit Sharing Plan                                       Charlotte, NC         10.0%
                      Merrill Lynch, Pierce, Fenner & Smith, Inc.                  Jacksonville, FL       6.6%
                      Patterson & Co., FBO Eaton Vance Master Trust for
                         Retirement Plans - Eaton Vance Management Savings Plan    Charlotte, NC          5.7%


To the knowledge of the Trust, no other person owned of record or beneficially 5% or more of the outstanding shares of this Class of the Fund as of such date.

                                                                      APPENDIX B

                      Class B Fees, Performance & Ownership

Distribution, Service and Repurchase Transaction Fees. For the fiscal year ended August 31, 2004, the following table shows (1) sales commissions paid by the principal underwriter to investment dealers on sales of Class B shares, (2) distribution fees paid to the principal underwriter under the Distribution Plan,
(3) CDSC payments to the principal underwriter, (4) uncovered distribution charges under the Distribution Plan (dollar amount and as a percentage of net assets attributable to Class B), (5) service fees paid under the Distribution Plan, (6) service fees paid to investment dealers, and (7) repurchase transaction fees paid to the principal underwriter. The service fees paid by the Funds that were not paid to investment dealers were retained by the principal underwriter.

                   Commissions
                     Paid by                                         Uncovered                     Service       Repurchase
                    Principal        Distribution      CDSC         Distribution                     Fees       Transaction
                  Underwriter to     Fee Paid to      Paid to       Charges (as a                  Paid to      Fees Paid to
                   Investment         Principal       Principal      % of Class        Service    Investment     Principal
Fund                 Dealers         Underwriter     Underwriter     Net Assets)        Fees       Dealers      Underwriter
----              --------------     ------------    -----------     -----------       -------    ----------    ------------
Global Growth        $23,875           $346,097         $85,000    $2,094,000 (6.2%)   $121,456    $116,416         $2,805
Growth                53,773            108,512          27,000       197,000 (1.8%)     36,034      29,426            860

Performance Information. The tables below indicate the average annual total return (both before and after taxes) on a hypothetical investment of $1,000 in this Class of shares for the periods shown in each table. For each Fund, total return prior to September 1, 1997 reflects the total return of a predecessor to Class B. For Growth Fund, total return prior to the Predecessor Fund's commencement of operations reflects the total return of Class A, adjusted to reflect the Class B sales charge. The Class A total return has not been adjusted to reflect certain other expenses (such as distribution and/or service fees). If such adjustments were made, the Class B total return would be different. Any return presented with an asterisk (*) includes the effect of subsidizing expenses. Returns would have been lower without subsidies.

Total returns are historical and are calculated by determining the percentage change in net asset value or public offering price with all distributions reinvested. Each Fund's past performance (both before and after taxes) is no guarantee of future results. Investment return and principal value of Fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, a Fund's current performance may be lower or higher than the quoted return. For the Fund's performance as of the most recent month-end, please refer to www.eatonvance.com.

About Returns After Taxes. After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and Redemption of Fund Shares for a period may be greater than Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

Global Growth Fund                                                                    Length of Period Ended August 31, 2004
Average Annual Total Return:                                                         One Year     Five Years     Life of Fund
----------------------------                                                         --------     ----------    -------------
Before Taxes and Excluding Maximum Sales Charge                                        3.61%        -2.23%          7.29%
Before Taxes and Including Maximum Sales Charge                                       -1.39%        -2.56%          7.29%
After Taxes on Distributions and Excluding Maximum Sales Charge                        3.60%        -3.15%          6.11%
After Taxes on Distributions and Including Maximum Sales Charge                       -1.40%        -3.49%          6.11%
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge         2.34%        -2.17%          5.84%
After Taxes on Distributions and Redemption and Including Maximum Sales Charge        -0.91%        -2.45%          5.84%
     Fund commenced operations September 18, 1995.

Growth Fund                                                                          Length of Period Ended August 31, 2004
Average Annual Total Return:                                                         One Year     Five Years     Ten Years
----------------------------                                                         --------     ----------     ---------
Before Taxes and Excluding Maximum Sales Charge                                       -4.64%        -5.05%         4.96%
Before Taxes and Including Maximum Sales Charge                                       -9.41%        -5.37%         4.96%
After Taxes on Distributions and Excluding Maximum Sales Charge                       -4.64%        -5.59%         4.16%
After Taxes on Distributions and Including Maximum Sales Charge                       -9.41%        -5.93%         4.16%
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge        -3.02%        -4.23%         4.18%
After Taxes on Distributions and Redemption and Including Maximum Sales Charge        -6.12%        -4.50%         4.18%
     Fund commenced operations September 13, 1994.


Control Persons and Principal Holders of Securities. At April 1, 2005, the Trustees and officers of the Trust, as a group, owned in the aggregate less than 1% of the outstanding shares of this Class of the Fund. In addition, as of the same date, the following person(s) held the share percentage indicated below, which was owned either (i) beneficially by such person(s) or (ii) of record by such person(s) on behalf of customers who are the beneficial owners of such shares and as to which such record owner(s) may exercise voting rights under certain limited circumstances:

Global Growth Fund       Merrill Lynch, Pierce, Fenner & Smith, Inc.       Jacksonville, FL      12.7%
Growth Fund              Merrill Lynch, Pierce, Fenner & Smith, Inc.       Jacksonville, FL       8.5%
                         Citigroup Global Markets, Inc.                    New York, NY           5.9%


To the knowledge of the Trust, no other person owned of record or beneficially 5% or more of the outstanding shares of this Class of the Fund as of such date.

                                                                      APPENDIX C

                      Class C Fees, Performance & Ownership

Distribution, Service and Repurchase Transaction Fees. For the fiscal year ended August 31, 2004, the following table shows (1) sales commissions paid by the principal underwriter to investment dealers on sales of Class C shares, (2) distribution fees paid to the principal underwriter under the Distribution Plan,
(3) CDSC payments to the principal underwriter, (4) uncovered distribution charges under the Distribution Plan (dollar amount and as a percentage of net assets attributable to Class C), (5) service fees paid under the Distribution Plan, (6) service fees paid to investment dealers, and (7) repurchase transaction fees paid to the principal underwriter. The service fees paid by the Funds that were not paid to investment dealers were retained by the principal underwriter.

                   Commissions
                     Paid by                                         Uncovered                     Service       Repurchase
                    Principal        Distribution      CDSC         Distribution                     Fees       Transaction
                  Underwriter to     Fee Paid to      Paid to       Charges (as a                  Paid to      Fees Paid to
                   Investment         Principal       Principal      % of Class        Service    Investment     Principal
Fund                 Dealers         Underwriter     Underwriter     Net Assets)        Fees       Dealers      Underwriter
----              --------------     ------------    -----------     -----------       -------    ----------    ------------
Global Growth        $98,677           $108,000          $400     $2,910,000 (23.5%)   $36,000      $39,931        $995.00
Growth                34,089             46,564         2,000          3,000 (10.6%)    15,521       12,335         237.50

Performance Information. The tables below indicate the average annual total return (both before and after taxes) on a hypothetical investment in shares of $1,000 in this Class of shares for the periods shown in each table. Total return for Global Growth Fund for the period prior to September 1, 1997 reflects the total return of a predecessor to Class C. For Global Growth Fund, total return prior to November 22, 1995 reflects the total return of Class B adjusted to reflect the Class C sales charge. Class B total return has not been adjusted to reflect certain other expenses (such as distribution and/or service fees). If such adjustments were made, the Class C total return would be different. For Growth Fund, total return for the period prior to November 7, 1994 reflects the total return of Class A, adjusted to reflect the Class C sales charge. Class A total return has not been adjusted to reflect certain other expenses (such as distribution and/or service fees). If such adjustments were made, the Class C total return would be different. Any return presented with an asterisk (*) includes the effect of subsidizing expenses. Returns would have been lower without subsidies.

Total returns are historical and are calculated by determining the percentage change in net asset value or public offering price with all distributions reinvested. Each Fund's past performance (both before and after taxes) is no guarantee of future results. Investment return and principal value of Fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, a Fund's current performance may be lower or higher than the quoted return. For the Fund's performance as of the most recent month-end, please refer to www.eatonvance.com.

About Returns After Taxes. After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and Redemption of Fund Shares for a period may be greater than Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

Global Growth Fund                                                                   Length of Period Ended August 31, 2004
Average Annual Total Return:                                                        One Year     Five Years     Life of Fund
----------------------------                                                        --------     ----------     -------------
Before Taxes and Excluding Maximum Sales Charge                                       3.58%        -2.23%           7.14%
Before Taxes and Including Maximum Sales Charge                                       2.58%        -2.23%           7.14%
After Taxes on Distributions and Excluding Maximum Sales Charge                       3.58%        -3.20%           6.00%
After Taxes on Distributions and Including Maximum Sales Charge                       2.58%        -3.20%           6.00%
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge        2.33%        -2.20%           5.74%
After Taxes on Distributions and Redemption and Including Maximum Sales Charge        1.68%        -2.20%           5.74%
     Predecessor Fund commenced operations November 22, 1995.

Growth Fund                                                                         Length of Period Ended August 31, 2004
Average Annual Total Return:                                                         One Year    Five Years     Ten Years
----------------------------                                                         --------    ----------     ---------
Before Taxes and Excluding Maximum Sales Charge                                       -4.60%       -5.06%         4.40%
Before Taxes and Including Maximum Sales Charge                                       -5.56%       -5.06%         4.40%
After Taxes on Distributions and Excluding Maximum Sales Charge                       -4.60%       -5.68%         3.35%
After Taxes on Distributions and Including Maximum Sales Charge                       -5.56%       -5.68%         3.35%
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge        -2.99%       -4.24%         3.57%
After Taxes on Distributions and Redemption and Including Maximum Sales Charge        -3.61%       -4.24%         3.57%
     Fund commenced operations November 7, 1994.


Control Persons and Principal Holders of Securities. At April 1, 2005, the Trustees and officers of the Trust, as a group, owned in the aggregate less than 1% of the outstanding shares of this Class of the Fund. In addition, as of the same date, the following person(s) held the share percentage indicated below, which was owned either (i) beneficially by such person(s) or (ii) of record by such person(s) on behalf of customers who are the beneficial owners of such shares and as to which such record owner(s) may exercise voting rights under certain limited circumstances:

Global Growth Fund     Merrill Lynch, Pierce, Fenner & Smith, Inc.      Jacksonville, FL       18.8%
Growth Fund            Merrill Lynch, Pierce, Fenner & Smith, Inc.      Jacksonville, FL        9.9%


To the knowledge of the Trust, no other person owned of record or beneficially 5% or more of the outstanding shares of this Class of the Fund as of such date.

                                                                      APPENDIX D

                                EATON VANCE FUNDS
                       PROXY VOTING POLICY AND PROCEDURES

I.   Overview

The Boards of Trustees (the "Boards") of the Eaton Vance Funds (the "Funds") recognize that it is their fiduciary responsibility to actively monitor the Funds' operations. The Boards have always placed paramount importance on their oversight of the implementation of the Funds' investment strategies and the overall management of the Funds' investments. A critical aspect of the investment management of the Funds continues to be the effective assessment and voting of proxies relating to the Funds' portfolio securities. While the Boards will continue to delegate the day-to-day responsibilities relating to the management of the proxy-voting process to the relevant investment adviser or sub-adviser, if applicable, of the Fund (or its underlying portfolio in the case of a master-feeder arrangement), the Boards have determined that it is in the interests of the Funds' shareholders to adopt these written proxy voting policy and procedures (the "Policy"). For purposes of this Policy the term "Fund" shall include a Fund's underlying portfolio in the case of a master-feeder arrangement and the term "Adviser" shall mean the adviser to a Fund or its sub-adviser if a sub-advisory relationship exists.

II.  Delegation of Proxy Voting Responsibilities

Pursuant to investment advisory agreements between each Fund and its Adviser, the Adviser has long been responsible for reviewing proxy statements relating to Fund investments and, if the Adviser deems it appropriate to do so, to vote proxies on behalf of the Funds. The Boards hereby formally delegate this responsibility to the Adviser, except as otherwise described in this Policy. In so doing, the Boards hereby adopt on behalf of each Fund the proxy voting policies and procedures of the Adviser(s) to each Fund as the proxy voting policies and procedures of the Fund. The Boards recognize that the Advisers may from time to time amend their policies and procedures. The Advisers will report material changes to the Boards in the manner set forth in Section IV below. In addition, the Boards will annually review and approve the Advisers' proxy voting policies and procedures

III. Delegation of Proxy Voting Disclosure Responsibilities

The Securities and Exchange Commission (the "Commission") recently enacted certain new reporting requirements for registered investment companies. The Commission's new regulations require that funds (other than those which invest exclusively in non-voting securities) make certain disclosures regarding their proxy voting activities. The most significant disclosure requirement for the Funds is the duty pursuant to Rule 30b1-4 promulgated under the Investment Company Act of 1940, as amended (the "1940 Act"), to file Form N-PX no later than August 31/st/ of each year beginning in 2004.

Under Form N-PX, each Fund will be required to disclose, among other things, information concerning proxies relating to the Fund's portfolio investments, whether or not the Fund (or its Adviser) voted the proxies relating to securities held by the Fund and how it voted in the matter and whether it voted for or against management.

The Boards hereby delegate to each Adviser the responsibility for recording, compiling and transmitting in a timely manner all data required to be filed on Form N-PX to Eaton Vance Management, which acts as administrator to each of the Funds (the "Administrator"), for each Fund that such Adviser manages. The Boards hereby delegate the responsibility to file Form N-PX on behalf of each Fund to the Administrator.

IV.  Conflicts of Interest

The Boards expect each Adviser, as a fiduciary to the Fund(s) it manages, to put the interests of each Fund and its shareholders above those of the Adviser. In the event that in connection with its proxy voting responsibilities a conflict of interest arises between a Fund's shareholders and the Fund's Adviser or the Administrator (or any of their affiliates) or any affiliated person of the Fund, the Adviser, to the extent it is aware or reasonably should have been aware of the conflict, will refrain from voting any proxies related to companies giving rise to such conflict until it notifies and consults with the appropriate Board(s) concerning the conflict.

Once the Adviser notifies the relevant Board(s) of the conflict, the Board(s) shall convene a meeting of the Boards' Fund Special Committee (the "Committee") to review and consider all relevant materials related to the proxies involved. In considering such proxies, the Adviser shall make available all materials requested by the Committee and make reasonably available appropriate personnel to discuss the matter with the Committee upon the Committee's request. The

Committee will instruct the Adviser on the appropriate course of action. If the Committee is unable to meet and the failure to vote a proxy would have a material adverse impact on the Fund(s) involved, each Adviser will have the right to vote such proxy, provided that it discloses the existence of the conflict to the Committee at its next meeting.

V.  Reports

The Administrator shall make copies of each Form N-PX filed on behalf of the Funds available for the Boards' review upon the Boards' request. The Administrator (with input from the Adviser for the relevant Fund(s)) shall also provide any reports reasonably requested by the Boards regarding the proxy voting records of the Funds.

Each Adviser shall annually report any material changes to such Adviser's proxy voting policies and procedures to the relevant Board(s) and the relevant Board(s) will annually review and approve the Adviser's proxy voting policies and procedures. Each Adviser shall report any changes to such Adviser's proxy voting policies and procedures to the Administrator prior to implementing such changes in order to enable the Administrator to effectively coordinate the Funds' disclosure relating to such policies and procedures.

                                                                      APPENDIX E


                             EATON VANCE MANAGEMENT
                         BOSTON MANAGEMENT AND RESEARCH
                      PROXY VOTING POLICIES AND PROCEDURES

I.   Introduction

Eaton Vance Management, Boston Management and Research and Eaton Vance Investment Counsel (each an "Adviser" and collectively the "Advisers") have each adopted and implemented policies and procedures that each Adviser believes are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with its fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Advisers' authority to vote the proxies of their clients is established by their advisory contracts or similar documentation, such as the Eaton Vance Funds Proxy Voting Policies and
Procedures. These proxy policies and procedures reflect the Securities and Exchange Commission ("SEC") requirements governing advisers and the long-standing fiduciary standards and responsibilities for ERISA accounts set out in the Department of Labor Bulletin 94-2 C.F.R. 2509.94-2 (July 29, 1994).

II.  Overview

Each Adviser manages its clients' assets with the overriding goal of seeking to provide the greatest possible return to such clients consistent with governing laws and the investment policies of each client. In pursuing that goal, each Adviser seeks to exercise its clients' rights as shareholders of voting securities to support sound corporate governance of the companies issuing those securities with the principle aim of maintaining or enhancing the companies' economic value.

The exercise of shareholder rights is generally done by casting votes by proxy at shareholder meetings on matters submitted to shareholders for approval (for example, the election of directors or the approval of a company's stock option plans for directors, officers or employees). Each Adviser is adopting the formal written guidelines described in detail below and will utilize such guidelines in voting proxies on behalf of its clients. These guidelines are designed to promote accountability of a company's management and board of directors to its shareholders and to align the interests of management with those of shareholders.

In seeking to ensure a level of consistency and rationality in the proxy voting process, the guidelines contained in these policies and procedures are designed to address the manner in which certain matters that arise regularly in proxies will generally be voted. However, each Adviser takes the view that these guidelines should not be used as mechanical instructions for the exercise of this important shareholder right. Except in the instance of routine matters related to corporate administrative matters which are not expected to have a significant economic impact on the company or its shareholders (on which the Advisers will routinely vote with management), the Advisers will review each matter on a case-by-case basis and reserve the right to deviate from these guidelines when they believe the situation warrants such a deviation. In addition, no set of guidelines can anticipate all situations that may arise. In special cases, the Proxy Administrator (the person specifically charged with the responsibility to review and vote proxies on behalf of each Adviser's clients) may seek insight from the Adviser's analysts, portfolio managers and/or Chief Equity Investment Officer on how a particular proxy proposal will impact the financial prospects of a company, and vote accordingly. The guidelines are just that: guidelines rather than hard and fast rules, simply because corporate governance issues are so varied.

III. Proxy Voting Guidelines

The following guidelines relate to the types of proposals that are most frequently presented in proxy statements to shareholders. Absent unusual circumstances, each Adviser will utilize these guidelines when voting proxies on behalf of its clients.

     A.   Election of Board of Directors

     The Advisers believe that a Board of Directors should primarily be independent, not have significant ties to management and consist of members who are all elected annually. In addition, the Advisers believe that important Board committees (e.g., audit, nominating and compensation committees) should be entirely independent. In general,

     * The Advisers will support the election of directors that result in a Board made up of a majority of independent directors.
     * The Advisers will support the election for independent directors to serve on the audit, compensation, and/or nominating committees of a Board of Directors.

     * The Advisers will hold all directors accountable for the actions of the Board's committees. For example, the Advisers will consider withholding votes for nominees who have recently approved compensation arrangements that the Advisers deem excessive or propose equity-based compensation plans that unduly dilute the ownership interests of shareholders.
     * The Advisers will support efforts to declassify existing Boards, and will vote against proposals by companies to adopt classified Board structures.
     * The Advisers will vote against proposals for cumulative voting, confidential stockholder voting and the granting of pre-emptive rights.

B.   Approval of Independent Auditors

The Advisers believe that the relationship between the company and its auditors should be limited primarily to the audit engagement and closely allied audit-related and tax services, although non-audit services may be provided so long as they are consistent with the requirements of the Sarbanes-Oxley Act and, if required, have been approved by an independent audit committee. The Advisers will also consider the reputation of the auditor and any problems that may have arisen in the auditor's performance of services.

C.   Executive Compensation

The Advisers believe that appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of shareholders and the interests of management, employees, and directors. However, the Advisers are opposed to plans that substantially dilute shareholders' ownership interests in the company or have objectionable structural features.

* The Advisers will generally vote against plans where total potential dilution (including all equity-based plans) seems likely to exceed 15% of shares outstanding over ten years and extends longer than ten years.
* The Advisers will generally vote against plans if annual option grants exceed 2% of shares outstanding.

These total and annual dilution thresholds are guidelines, not ceilings, and when assessing a plan's impact on client shareholdings the Advisers will consider other factors such as specific industry practices, company and stock performance and management credibility. The Proxy Administrator may consult with the relevant analyst(s) or portfolio manager(s) or, if appropriate, the Chief Equity Investment Officer, to determine when or if it may be appropriate to exceed these guidelines.

* The Advisers will typically vote against plans that have any of the following structural features :

     *    Ability to re-price underwater options without shareholder approval.
     * The unrestricted ability to issue options with an exercise price below the stock's current market price.
     *    Automatic share replenishment ("evergreen") feature.

* The Advisers are supportive of measures intended to increase long-term stock ownership by executives. These may include:

     * Requiring senior executives to hold a minimum amount of stock in the company (frequently expressed as a certain multiple of the executive's salary).
     *    Using restricted stock grants instead of options.
     * Utilizing phased vesting periods or vesting tied to company specific milestones or stock performance.

* The Advisers will generally support the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value.

In assessing a company's executive compensation plan, the Advisers will weigh all components of the plan. For example, the grant of stock options to executives of a company in a particular year may appear excessive if that grant goes above 2% of the shares outstanding of the company. However, such grants may be appropriate if the senior management of the company has accepted significantly reduced cash compensation for the year in lieu of receiving a greater number of options.

D.   Corporate Structure Matters/Anti-Takeover Defenses

As a general matter, the Advisers oppose anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions. In general,

* Because a classified board structure prevents shareholders from electing a full slate of directors annually, the Advisers will typically vote against proposals to create classified boards and vote in favor of shareholder proposals to declassify a board.
* The Advisers will vote for proposals to subject shareholder rights plans ("poison pills") to a shareholder vote.
* The Advisers will vote for shareholder proposals that seek to eliminate supermajority voting requirements and oppose proposals seeking to implement supermajority voting requirements.
* The Advisers will generally vote against proposals to authorize preferred stock whose voting, conversion, dividend and other rights are determined at the discretion of the board of directors when the stock is issued, when used as an anti-takeover device. However, such "blank check" preferred stock may be issued for legitimate financing needs and the Adviser may vote for proposals to issue such preferred stock when it believes such circumstances exist.
* The Advisers will vote for proposals to lower barriers to shareholder action (for example, limiting rights to call special meetings or act by written consent).
* The Advisers will vote against proposals for a separate class of stock with disparate voting rights.
* The Advisers will consider on a case-by-case basis on board approved proposals regarding changes to a company's capitalization; however, the Advisers will generally vote in favor of proposals authorizing the issuance of additional common stock (except in the case of a merger, restructuring or another significant corporate event which will be handled on a case-by-case basis), provided that such issuance does not exceed three times the number of currently outstanding shares.

E.   State of Incorporation/Offshore Presence

Under ordinary circumstances, the Advisers will not interfere with a choice to reincorporate or reorganize a company in a different jurisdiction, provided that management's decision has been approved by the board of directors. The Advisers recognize that there may be benefits to reincorporation (such as tax benefits and more developed business laws in the jurisdiction of reincorporation). Each proposal to reincorporate in offshore tax havens will be reviewed on a case-by-case basis to determine whether such actions are in the best interests of the shareholders of the company, including the Advisers' clients.

F.   Environmental/Social Policy Issues

The Advisers believe that "ordinary business matters" are primarily the responsibility of management and should be approved solely by the company's board of directors. The Advisers recognize that certain social and environmental issues raised in shareholder proposals are the subject of vigorous public debate and many are the subject of legal statutes or regulation by federal and/or state agencies. The Advisers generally support management on these types of proposals, although they may make exceptions where they believe a proposal has substantial economic implications. The Advisers expect that the companies in which they invest their clients' assets will act as responsible corporate citizens.

G.   Circumstances Under Which The Advisers Will Abstain From Voting

The Advisers will seek to vote all proxies for clients who have delegated the responsibility to vote such proxies to the Advisers. Under certain circumstances, the costs to their clients associated with voting such proxies would far outweigh the benefit derived from exercising the right to vote. In those circumstances, the Advisers will make a case-by-case determination on whether or not to vote such proxies. In the case of countries which required so-called "share blocking," the Adviser may also abstain from voting. The Advisers will not seek to vote proxies on behalf of their clients unless they have agreed to take on that responsibility on behalf of a client. Finally, the Advisers may be required to abstain from voting on a particular proxy in a situation where a conflict exists between the Adviser and its client. The policy for resolution of such conflicts is described below in Section V.

IV.  Recordkeeping

The Advisers will maintain records relating to the proxies they vote on behalf of their clients in accordance with Section 204-2 of the Investment Advisers Act of 1940, as amended. Those records will include:

     *    A copy of the Advisers' proxy voting policies and procedures;

     * Proxy statements received regarding client securities (if such proxies are available on the SEC's EDGAR system or a third party undertakes to promptly provide a copy of such documents to the Advisers, the Advisers do not need to retain a separate copy of the proxy statement);
     *    A record of each vote cast;
     * A copy of any document created by the Advisers that was material to making a decision on how to vote a proxy for a client or that memorializes the basis for such a decision; and
     * Each written client request for proxy voting records and the Advisers' written response to any client request (whether written or oral) for such records.

All records described above will be maintained in an easily accessible place for five years and will be maintained in the offices of the Advisers for two years after they are created.

V.   Identification and Resolution of Conflicts with Clients

As fiduciaries to their clients, each Adviser puts the interests of its clients ahead of its own. In order to ensure that relevant personnel of the Advisers are able to identify potential conflicts of interest, each Adviser will take the following steps:

     * Quarterly, the Eaton Vance Legal and Compliance Departments will seek information from the department heads of each department of the Advisers and of Eaton Vance Distributors, Inc. ("EVD") (an affiliate of the Advisers and principal underwriter of the Eaton Vance Funds). Each department head will be asked to provide a list of significant clients or prospective clients of the Advisers or EVD. For example, a department head would report the fact that EVD was in discussions with a corporate client considering management of the corporation's 401(k) plan assets.
     * A representative of the Legal and Compliance Departments will compile a list of the companies identified (the "Conflicted Companies") and provide that list to the Proxy Administrator.
     * The Proxy Administrator will compare the list of Conflicted Companies with the names of companies for which he or she expects to receive or has received proxy statements (the "Proxy Companies"). If a Conflicted Company is also a Proxy Company, the Proxy Administrator will report that fact to the Eaton Vance Chief Legal Officer and the Chief Equity Investment Officer.

The Chief Legal Officer and Chief Equity Investment Officer will then determine if a conflict of interest exists between the relevant Adviser and its client. If they determine that a conflict exists, they or their designees will take the following steps to seek to resolve such conflict prior to voting any proxies relating to these Conflicted Companies.

     * For clients other than a Fund, if the Proxy Administrator expects to vote the proxy of the Conflicted Company strictly according to the guidelines contained in these Proxy Voting Policies and Procedures (the "Policies"), she will (i) inform the Chief Legal Officer and Chief Equity Investment Officer (or their designees) of that fact,
          (ii) vote the proxies and (iii) record the existence of the conflict and the resolution of the matter.
     * If (i) the client involved is a Fund, or (ii) the Proxy Administrator intends to vote in a manner inconsistent with the guidelines contained herein or, if the issues raised by the proxy are not contemplated by these Policies, and the matters involved in such proxy could have a material economic impact on the client(s) involved, the Adviser will seek instruction on how the proxy should be voted from:

          *    The client, in the case of an individual or corporate client;
          * In the case of a Fund, its board of directors, or any committee identified by the board; or
          *    The  adviser,   in  situations   where  the  Adviser  acts  as  a
               sub-adviser to such adviser.

The Adviser will provide all reasonable assistance to each party to enable such party to make an informed decision.

If the client, fund board or adviser, as the case may be, fails to instruct the Adviser on how to vote the proxy, the Adviser will generally abstain from voting in order to avoid the appearance of impropriety. If however, the failure of the Adviser to vote its clients' proxies would have a material adverse economic impact on the Advisers' clients' securities holdings in the Conflicted Company, the Adviser may vote such proxies in order to protect its clients' interests. In either case, the Proxy Administrator will record the existence of the conflict and the resolution of the matter.

                                                                      APPENDIX F

                             LLOYD GEORGE MANAGEMENT
                             PROXY VOTING PROCEDURES

I. Introduction

As the investment adviser, investment manager or any other roles which are to that effect, Lloyd George Management ("LGM") and its affiliates are responsible (unless clients specified to the contrary in the agreement) for the proxy voting of stocks held in the accounts on behalf of the clients. These clients include mutual funds, ERISA, and other investment advisory accounts.

LGM has adopted and implemented these procedures (and the proxy voting policies attached hereto and incorporated as part of these procedures) that LGM believes is reasonably designed to ensure that proxies are voted in the best interest of its clients, and in accordance with our fiduciary duties, with the Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended and with the long-standing fiduciary standards and responsiblities for ERISA accounts set out in the Department of Labor Bulletin 94-2 C.F.R. 2509.94-2 (July 29, 1994) of the United States of America.

II. Voting Authority

All client accounts of LGM are categorised into three different levels of voting authority, and such records will be kept up-to-date and amended accordingly when required, by the Proxy Administrator ("PA")

Category 0 : if the client or some other parties besides LGM is to vote the proxies

Category 1 : if LGM is to vote the proxies according to LGM's standard proxy voting policies

Category 2 : if the account has special voting objectives and for which LGM has voting responsibility

III. Proxy Notices

Proxy notices are received from custodians or proxy processing service companies (which have been delegated with the proxy voting processing task by the custodians), by mail, fax or electronic means. The PA logs all proxy notices received in the proxy notices file and reconcile the account information and the number of shares on the proxy ballot against LGM's latest records. Any discrepancies are communicated to the custodian as soon as possible so that LGM can vote the proxy ballot with the correct information.

IV. Voting

The PA determines, in consultation with the appropriate analysts/portfolio managers as necessary, how LGM will vote on each matter contained in the proxy statement in accordance with the Proxy Voting Policies (Appendix A) for all category 1 accounts, and in accordance with the accounts' special voting objectives for all category 2 accounts. When there are factors causing an issue to fall outside the usual voting practices indicated by the Proxy Voting Policies, the relevant analysts/portfolio managers will be consulted and the voting decision reached will be recorded on the Analyst/Portfolio Manager Proxy Consultation Form (Appendix B).

V. Returning of Voted Proxy Statements

Proxy materials are prioritised so that the earliest meetings will be handled first, and the PA will ensure that the voted proxy statements are returned to the custodian or the proxy processing service company well before the meeting dates. The voted proxy statements are returned by fax or by electronic means via the proxy processing service company's system. Evidence (for example, the fax delivery log, the e-mail delivery receipt or the returned receipt from the custodian) to show that the voted proxy statements have been successfully delivered is retained.

VI. Recordkeeping

A copy of the voted proxy statement together with the Analyst/Portfolio Manager Proxy Consultation Form and any other documents that are material in reaching the voting decision are filed alphabetically by company name and by year in which they are voted. Client written request and all written responses by LGM to written or oral requests for proxy voting information are also maintained. These records are retained for five years and in accordance with the recordkeeping requirements stated in Section 204-2 of the Investment Advisers Act of 1940, as amended.

                                   Appendix A

                             LLOYD GEORGE MANAGEMENT
                              Proxy Voting Policies

I. Introduction

Lloyd George Management (the "Adviser") has adopted and implemented policies (and the procedures into which they are incorporated) that it believes are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with its fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Adviser's authority to vote the proxies of their clients is established by its advisory contracts or similar documentation. These proxy policies (and the procedures into which they are incorporated) reflect the Securities and Exchange Commission ("SEC") requirements governing advisers and the long-standing fiduciary standards and responsibilities for ERISA accounts set out in the Department of Labor Bulletin 94-2 C.F.R. 2509.94-2 (July 29, 1994).

Overview

The Adviser manages its clients' assets with the overriding goal of seeking to provide the greatest possible return to clients consistent with governing laws and the investment policies of each client. In pursuing that goal, the Adviser seeks to exercise its clients' rights as shareholders of voting securities to support sound corporate governance of those companies with the principal aim of maintaining or enhancing the companies' economic value.

The exercise of shareholder rights is generally done by casting votes by proxy at shareholder meetings on matters submitted to shareholders for approval. For example, the election of directors or the approval of a company's stock option plans for directors, officers or employees. The Adviser is adopting the formal written guidelines described in detail below and will utilize such guidelines in voting proxies on behalf of its clients. These guidelines are designed to promote accountability of a company's management and Board of Directors to its shareholders and to align the interests of management with those of shareholders.

In seeking to ensure a level of consistency and rationality in the proxy voting process, the guidelines contained in these policies are designed to address the manner in which certain matters that arise regularly in proxies will generally be voted. However, the Adviser takes the view that these guidelines should not be used as mechanical instructions for the exercise of this important shareholder right. Except in the instance of routine matters related to corporate administrative matters which are not expected to have a significant economic impact on the company or its shareholders (on which the Adviser will routinely vote with management), the Adviser will review each matter on a case-by-case basis and reserves the right to deviate from these guidelines when the situation requires such a deviation. In addition, no set of guidelines can anticipate all situations that may arise. In special cases, the Proxy Administrator (the person specifically charged with the responsibility to review and vote proxies on behalf of each Adviser's clients) may seek insight from the Adviser's portfolio managers and analysts on how a particular proxy proposal will impact the financial prospects of a company, and vote accordingly. The guidelines are just that: guidelines - but they are not hard and fast rules, simply because corporate governance issues are so varied.

Proxy Voting Guidelines

The following guidelines relate to the types of proposals that are most frequently presented in proxy statements to shareholders. Absent unusual circumstances, the Adviser will utilize these guidelines when voting proxies on behalf of its clients.

A. Election of Board of Directors

The Adviser believes that a Board of Directors should primarily be independent, not have significant ties to management and consist of members who are all elected annually. In addition, the Adviser believes that important board committees (eg audit, nominating and compensation committees) should be entirely independent. In general,

     * The Adviser will support the election of directors that result in a board made up of a majority of independent directors.
     * The Adviser will support the election for non-independent directors to serve on the audit, compensation, and/or nominating committees of a Board of Directors.
     * The Adviser will hold all directors accountable for the actions of the Board's committees. For example, the Adviser will consider withholding votes for nominees who have recently approved compensation arrangements that the Adviser deems excessive or propose equity-based compensation plans that unduly dilute the ownership interests of stockholders.
     * The Adviser will support efforts to declassify existing boards, and will vote against efforts by companies to adopt classified board structures.
     * The Adviser will vote against proposals for cumulative voting, confidential stockholder voting and the granting of pre-emptive rights.

B. Approval of Independent Auditors

The Adviser believes that the relationship between the company and its auditors should be limited primarily to the audit engagement and closely allied audit-related and tax services, although non-audit services may be provided so long as they are consistent with the requirements of the Sarbanes-Oxley Act and, if required, have been approved by an independent audit committee. The Adviser will also consider the reputation of the auditor and any problems that may have arisen in the auditors' performance of services.

C. Executive Compensation

The Adviser believes that appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of shareholders and the interests of management, employees, and directors. Conversely, the Adviser is opposed to plans that substantially dilute shareholders' ownership interests in the company or have inherently objectionable structural features.

     * The Adviser will generally vote against plans where total potential dilution (including all equity-based plans) seems likely to exceed 15% of shares outstanding over ten years and extends longer than ten years.
     * The Adviser will generally vote against plans if annual option grants have exceeded 2% of shares outstanding.

These total and annual dilution thresholds are guidelines, not ceilings, and when assessing a plan's impact on our shareholdings the Adviser considers other factors such as specific industry practices, company and stock performance and management credibility. The Proxy Administrator will consult with the relevant portfolio manager(s) to determine when or if it may be appropriate to exceed these guidelines.

     * The Adviser will typically vote against plans that have any of the following structural features:
          *    Ability  to  re-price   underwater  options  without  shareholder
               approval.
          * The unrestricted ability to issue options with an exercise price below the stock's current market price.
          *    Automatic share replenishment ("evergreen") feature.

     * The Adviser is supportive of measures intended to increase long-term stock ownership by executives. These may include:
          * Requiring senior executives to hold a minimum amount of stock in the company (frequently expressed as a certain multiple of the executive's salary).
          *    Using restricted stock grants instead of options.
          * Utilising phased vesting periods or vesting tied to company specific milestones or stock performance.

     * The Adviser will generally support the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value.

In assessing a company's executive compensation plan, the Advisers will weigh all components of the plan. For example, the grant of stock options to executives of a company in a particular year may appear excessive if that grant goes above 2% of the shares outstanding of the company. However such grants may be appropriate if the senior management of the company has accepted significantly reduced cash compensation for the year in lieu of receiving a greater number of options.

D. Corporate Structure Matters/anti-takeover Defenses

As a general matter, the Adviser generally opposes anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions. In general,

     * Because a classified board structure prevents shareholders from electing a full slate of directors annually, the Adviser will typically vote against proposals to create classified boards and vote in favor of shareholder proposals to declassify a board.
     * The Adviser will vote for proposals to subject shareholder rights plans ("poison pills") to a shareholder vote.
     * The Adviser will vote for shareholder proposals that seek to eliminate supermajority voting requirements and oppose proposals seeking to implement supermajority voting requirements.
     * The Adviser will generally vote against proposals to authorise preferred stock whose voting, conversion, dividend and other rights are determined at the discretion of the board of directors when the stock is issued when used as an anti-takeover device. However, such "blank check" preferred stock may be issued for legitimate financing needs and the Advisor can vote for proposals to issue such preferred stock in those circumstances.
     * The Adviser will vote for proposals to lower barriers to shareholder action (for example, limiting rights to call special meetings or act by written consent).
     * The Adviser will vote against proposals for a separate class of stock with disparate voting rights.
     * The Adviser will consider on a case-by-case basis board approved proposals regarding changes to a company's capitalization, however the Adviser will generally vote in favor of proposals authorizing the issuance of additional common stock (except in the case of a merger, restructuring or other significant corporate event which will be handled on a case-by-case basis) provided that such issuance does not exceed three times the number of currently outstanding shares.

E. State of Incorporation/offshore Presence

Under ordinary circumstances, the Adviser will not interfere with a choice to reincorporate or reorganize a company in a different jurisdiction, provided that management's decision has been approved by a Board of Directors. The Adviser recognises that there may be many benefits to reincorporation (such as tax benefits and more developed business laws in the jurisdiction of reincorporation). Each proposal to reincorporate in offshore tax havens will be reviewed on a case-by-case basis to determine whether such actions are in the best interests of the shareholders of the company including the Adviser's clients.

F. Environmental/social Policy Issues

The Adviser believes that "ordinary business matters" are primarily the responsibility of management and should be approved solely by the company's board of directors. The Adviser recognizes that certain social and environmental issues raised in shareholder proposals are the subject of vigorous public debate and many are the subject of legal statutes or regulation by federal and/or state agencies. The Adviser generally supports management on these types of proposals, though they may make exceptions in certain instances where they believe a proposal has substantial economic implications. The Adviser expects that the companies in which they invest their clients' assets will act as responsible corporate citizens.

G. Circumstances Under Which the Advisers Will Abstain From Voting

The Adviser will seek to vote all proxies for clients who have delegated the responsibility to vote such proxies to the Adviser. Under certain circumstances, the costs to their clients associated with voting such proxies would far outweigh the benefit derived from exercise the right to vote. In those circumstances, the Adviser will make a case-by-case determination on whether or not to vote such proxies. In the case of countries which required so-called "share blocking", the Adviser may also abstain from voting. The Adviser will not seek to vote proxies on behalf of their clients unless they have specifically agreed to take on that responsibility on behalf of a client. Finally, the Adviser may be required to abstain from voting on a particular proxy in a situation where a conflict exists between the Adviser and its Client. The policy for resolution of such conflicts is described below in Section V.

Recordkeeping

The Adviser will maintain records relating to the proxies they vote on behalf of its clients in accordance with Section 204-2 of the Investment Advisers Act of 1940, as amended. Those records will include:

     *    A copy of the Adviser's proxy voting policies and procedures;
     * Proxy statements received regarding client securities (if such proxies are available on the SEC's EDGAR system or a third party undertakes to promptly provide a copy of such documents to the Adviser, the Adviser does not need to retain a separate copy of the proxy statement);
     *    A record of each vote cast;
     * A copy of any document created by the Adviser that was material to making a decision on how to vote a proxies for a client or that memorializes the basis for such a decision; and
     * Each written client request for proxy voting records and the Adviser's written response to any client request (whether written or oral) for such records.

All records described above will be maintained in an easily accessible place for five years and will be maintained in the offices of the Adviser for two years after they are created.

Identification and Resolution of Conflicts With Clients

As fiduciary to its clients the Adviser puts the interests of its clients ahead of its own. In order to ensure that relevant personnel of the Adviser are able to identify potential conflicts of interest, the Adviser will take the following steps.

     * Quarterly the Compliance Department will confirm a list of clients and prospective clients with the Marketing Department.
     * A representative of the Compliance Department will give a list of such identified companies (the "Conflicted Companies") to the Proxy Administrator.
     * The Proxy Administrator will compare the list of Conflicted Companies with the names of companies for which she expects to receive or has received proxy statements (the "Proxy Companies"). If a Conflicted Company is also a Proxy Company the Proxy Adminstrator will report that fact to the Compliance Department.

If the Compliance Department determines that a conflict of interest exists between the Adviser and its client the following steps will be taken to resolve such conflict prior to any proxies relating to these Conflicted Companies being voted.

     * If the Proxy Administrator expects to vote the proxy of the Conflicted Company strictly according to the guidelines contained in these Proxy Voting Policies (the "Policies"), she will (i) inform the Compliance Department of that fact, (ii) vote the proxies and (iii) record the existence of the conflict and the resolution of the matter.
     * If the Proxy Administrator intends to vote in a manner inconsistent with the guidelines contained herein or, if the issues raised by the proxy are not contemplated by these Policies, and the matters involved in such proxy could have a material economic impact on the clients involved, the Adviser will seek instruction on how the proxy should be voted from:

          -    The client, in the case of an individual or corporate client;
          - The Board of Directors, or any committee therof identified by the Board, in the case of a Fund; or
          -    The  adviser,   in  situations   where  the  Adviser  acts  as  a
               sub-adviser to such adviser.

The Adviser will provide all reasonable assistance to each party to enable such party to make an informed decision.

If the client, Board of Directors or adviser, as the case may be, fails to instruct the Adviser on how to vote the proxy, the Adviser will generally abstain from voting in order to avoid the appearance of impropriety. If however, the failure of the Adviser to vote its clients' proxies would have a material adverse impact on the Adviser's clients' securities holdings in the Conflicted Company, the Adviser may vote such proxies in order to protect its clients' interests. In either case, the Proxy Administrator will record the existence of the conflict and the resolution of the matter.

                                   Appendix B

               ANALYST/ PORTFOLIO MANAGER PROXY CONSULTATION FORM

Date:
              ------------------------------------------------------------------

Company Name:
              ------------------------------------------------------------------

Analyst:
              ------------------------------------------------------------------

Issue Number(s) (as numbered in proxy statement) discussed:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Vote Decision(s) (indicating issue number):

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Reason for Decision(s):


Issue #                          Reason

---------------                  -----------------------------------------------

---------------                  -----------------------------------------------

---------------                  -----------------------------------------------

---------------                  -----------------------------------------------

---------------                  -----------------------------------------------

---------------                  -----------------------------------------------

---------------                  -----------------------------------------------

---------------                  -----------------------------------------------

---------------                  -----------------------------------------------

---------------                  -----------------------------------------------

---------------                  -----------------------------------------------

---------------                  -----------------------------------------------

---------------                  -----------------------------------------------

---------------                  -----------------------------------------------

---------------                  -----------------------------------------------

---------------                  -----------------------------------------------

[EV LOGO]

[GRAPHIC]


ANNUAL REPORT AUGUST 31, 2004

[GRAPHIC]

EATON VANCE GLOBAL GROWTH FUND

[GRAPHIC]

                                EATON VANCE FUNDS
                             EATON VANCE MANAGEMENT
                         BOSTON MANAGEMENT AND RESEARCH
                         EATON VANCE DISTRIBUTORS, INC.

                                 PRIVACY NOTICE

The Eaton Vance organization is committed to ensuring your financial privacy. This notice is being sent to comply with privacy regulations of the Securities and Exchange Commission. Each of the above financial institutions has in effect the following policy with respect to nonpublic personal information about its customers:

- Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected.

- None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account).

- Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

           For more information about Eaton Vance's privacy policies, call: 1-800-262-1122.

                                IMPORTANT NOTICE
                              REGARDING DELIVERY OF
                              SHAREHOLDER DOCUMENTS

The Securities and Exchange Commission permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

EATON VANCE, OR YOUR FINANCIAL ADVISER, MAY HOUSEHOLD THE MAILING OF YOUR DOCUMENTS INDEFINITELY UNLESS YOU INSTRUCT EATON VANCE, OR YOUR FINANCIAL ADVISER, OTHERWISE.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.


The Fund will file a schedule of its portfolio holdings on Form N-Q with the Securities and Exchange Commission (the "SEC") for the first and third quarters of each fiscal year. The Fund's Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).


From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures without charge, upon request, by calling 1-800-262-1122. This description is also available on the Securities and Exchange Commission's website at http://www.sec.gov.

EATON VANCE GLOBAL GROWTH FUND as of August 31, 2004

LETTER TO SHAREHOLDERS

[PHOTO OF THOMAS E. FAUST JR.]
Thomas E. Faust Jr.
President

Eaton Vance Global Growth Fund ("the Fund") Class A shares had a total return of 4.18% during the year ended August 31, 2004. That return was the result of an increase in net asset value (NAV) per share from $12.69 on August 31, 2003, to $13.22 on August 31, 2004.(1)

Class B shares had a total return of 3.61% for the same period, the result of an increase in NAV per share from $12.76 to $13.22.(1) Class C shares had a total return of 3.58% for the same period, the result of an increase in NAV per share from $12.30 to $12.74.(1) Class D shares had a total return of 3.54% for the same period, the result of an increase in NAV per share from $7.63 to $7.90.(1)

By comparison, the Morgan Stanley Capital International World Index had a return of 15.61% for the one-year period ended August 31, 2004.(2)

RIGOROUS RESEARCH UNCOVERS EXCITING OPPORTUNITIES FOR GROWTH AMIDST VOLATILITY

Co-managed by Eaton Vance and Lloyd George Investment Management, the Fund (formerly Eaton Vance Information Age Fund) seeks long-term capital growth by investing in a global and diversified portfolio of common stocks of companies expected to grow in value over time. Investment opportunities outside the United States represent nearly half of the investable stock market universe worldwide. In recognition of this, and of the ever-expanding opportunities for growth stocks in particular, we at Eaton Vance and our partners at Lloyd George continue to combine our research efforts to seek the best growth opportunities worldwide. We believe that the Fund, with its investment approach of broad diversification, is well suited for the continued volatility we anticipate in the global equity markets.

Please turn to the interview with portfolio managers Arieh Coll and Jacob Rees-Mogg to learn more about the Fund's performance over the past year.

                                                  Sincerely,


                                                  /s/ Thomas E. Faust Jr.

                                                  Thomas E. Faust Jr.
                                                  President
                                                  October 6, 2004

FUND INFORMATION
as of August 31, 2004

PERFORMANCE(3)                                    CLASS A   CLASS B    CLASS C    CLASS D
-----------------------------------------------------------------------------------------
Average Annual Total Returns
  (at net asset value)

One Year                                             4.18%     3.61%      3.58%      3.54%
Five Years                                          -1.65     -2.23      -2.23       N.A.
Life of Fund+                                        7.76      7.29       6.90      -6.53

SEC Average Annual Total Returns
  (including sales charge or applicable CDSC)

One Year                                            -1.78%    -1.39%      2.58%     -1.46%
Five Years                                          -2.81     -2.56      -2.23       N.A.
Life of Fund+                                        7.05      7.29       6.90      -7.34

+ Inception Dates - Class A: 9/18/95; Class B: 9/18/95; Class C: 11/22/95; Class D: 3/9/01

(1) These returns do not include the 5.75% maximum sales charge for the Fund's Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B, Class C, and Class D shares. If the sales charge was deducted, the performance would be reduced.

(2) The MSCI World Index is an unmanaged index of global stocks. It is not possible to invest directly in an Index.

(3) SEC returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B and Class D reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC 1-Year return for Class C reflects 1% CDSC. Class A shares redeemed or exchanged within three months of settlement of purchase are subject to a 1% redemption fee.

 PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. RETURNS ARE HISTORICAL AND
    ARE CALCULATED BY DETERMINING THE PERCENTAGE CHANGE IN NET ASSET VALUE OR OFFERING PRICE (AS APPLICABLE) WITH ALL DISTRIBUTIONS REINVESTED. INVESTMENT
RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE IS FOR THE STATED TIME
  PERIOD ONLY; DUE TO MARKET VOLATILITY, THE FUND'S CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE QUOTED RETURN. FOR PERFORMANCE AS OF THE MOST RECENT
                 MONTH-END, PLEASE REFER TO www.eatonvance.com.

  MUTUAL FUND SHARES ARE NOT INSURED BY THE FDIC AND ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE SUBJECT
       TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL INVESTED.

EATON VANCE GLOBAL GROWTH FUND as of August 31, 2004

MANAGEMENT DISCUSSION

AN INTERVIEW WITH ARIEH COLL AND HON. JACOB REES-MOGG, CO-PORTFOLIO MANAGERS OF GLOBAL GROWTH PORTFOLIO

[PHOTO OF ARIEH COLL]
    Arieh Coll
Co-Portfolio Manager

Q: ARIEH, LET'S START WITH THE U.S. PORTION OF THE FUND. WHAT WAS THE
   ENVIRONMENT LIKE OVER THE PAST YEAR?

A: MR. COLL: The domestic market continued to be volatile. Following a strong run-up in 2003, U.S. equity markets consolidated those prior gains in the first halfof 2004, effectively trading in a tight range for much of the period. Optimism regarding an improving economy and accelerating earnings growth at the start of the year gave way to concerns about potential inflation and impending interest rate increases by the Federal Reserve. Also weighing on investors' minds was the uncertainty of the situation in Iraq. Towards the end of this one-year period, the broader market rebounded, but it was value stocks that led the way. The U.S. portion of the Fund lagged the broader U.S. equity market indexes during the period.

Q: WHAT ACCOUNTED FOR THE RELATIVE UNDER PERFORMANCE OF THE U.S. COMPONENT OF
   THE FUND?

A: MR. COLL: The U.S. broad-based market index is made up of both value stocks and growth stocks - it's about a 50/50 split. In the last year, the market has become more risk-averse. The Fund's U.S. investments are primarily in growth stocks, and as value stocks came into favor this year and outperformed during the period, that hurt our numbers when compared to the broad market index.

   Specifically, our under performance was a function of the Portfolio having held a small number of specific stocks that declined during the period. One such stock was a drug company that had great success with a new product, but failed to keep up its generic drug business, and consequently, its stock price suffered. Also, there were a number of health care stocks that were up over the past year that, unfortunately, we didn't own.

[PHOTO OF JACOB REES-MOGG]
Hon. Jacob Rees-Mogg
Co-Portfolio Manager

   In the consumer discretionary area, there were a few stocks that didn't perform well. One was an Internet travel company that experienced a slowdown in growth; another was a gaming equipment manufacturer whose stock price suffered a short-term correction.

Q: JACOB, LET'S TURN NOW TO THE INTERNATIONAL COMPONENT OF THE FUND. HOW DID IT
   FARE?

A: MR. REES-MOGG: As Arieh pointed out, individual stock selection tends to be the primary driver of relative returns for a growth portfolio such as ours; the performance of just a handful of stocks can have a strong effect on performance. In this case, a few stocks out of around 80 stocks held over the course of the year accounted for the performance shortfall of the Fund.

   For instance, one of our media stocks lost 26% of its value, in spite of increasing its operating profits, its earnings per share, and decreasing its net debt. The reason for the short-term price correction was concern that the company could not meet its target of 10 million subscribers by the year 2010, coupled with worries over how much it would spend in trying to reach that goal. Even if the target of 10 million subscribers is not met, the potential for growth remains likely, and the fundamentals strong. Still, the set-back in share price had a negative effect on returns.

The stock of a major advertising firm the Portfolio held fell 10.9% since the firm was purchased in December 2003. The shares had posted modest gains until July 2004, when concern over the proposed acquisition of another company sent the price down sharply over the summer. The acquisition in question has now been successfully completed, and the company's share price has recovered, but the timing of the brief decline was detrimental to returns for the August 31, 2004 timeframe.


Q: WHAT WERE THE AREAS OF POSITIVE PERFORMANCE?

A: MR. COLL: On the U.S. side, some specific stocks added to returns during the period. One of our biggest positions over the past year has been in the company that makes a very successful wireless handheld device. The stock tripled during the time period. Also, despite the short-term correction in one gaming stock, we also have other positions in gaming stocks that did very well. We also were anticipating the recovery in the art auction market; companies we held in that group are recovering from the recession and were good performers for us.

   One of the worst performing sectors in the broad market over the past year was technology, but our average technology holding was up for the year. This is an example of how stock selection can greatly influence relative returns on the upside as well.

[CHART]

FIVE LARGEST INDUSTRY POSITIONS+
As a percentage of total net assets

BUSINESS SERVICES                       9.6%

COMPUTERS & BUSINESS EQUIPMENT          9.1%

DIVERSIFIED TELECOMMUNICATION SERVICES  8.7%

PUBLISHING                              6.7%

SPECIALITY RETAIL                       6.1%

+ As of August 31, 2004. Industry positions subject to change due to active management.

[CHART]

GEOGRAPHIC DISTRIBUTION+
As a percentage of common stock investments

South Africa                  1.7%

United States                44.2%

United Kingdon               18.3%

Other Europe                 12.5%

Japan                         8.7%

Other Asia                    8.3%

Canada                        4.3%

Israel                        2.0%

+ As of August 31, 2004. Geographic distribution subject to change due to active management.

   MR. REES-MOGG: In the publishing area, we had two stocks perform particularly well. One company recovered from a scandal over faked pictures of British soldiers in Iraq published in its flagship newspaper to post an increase of 35.9%. This was largely due to new management making clear strategic decisions, and thus taking greater advantage of the synergies made possible by an earlier merger. A Spanish publishing company's stock also fared well, rising 40% from the beginning of the year.

Q: RECENTLY, THE FUND HAS HAD A CHANGE IN ITS NAME AND ITS POLICY OF INVESTING
   80% OF ITS ASSETS IN "INFORMATION AGE COMPANIES." HOW HAS THIS PLAYED OUT THIS YEAR?

A: MR. REES-MOGG: In January of this year, the Fund's name changed to "Eaton
   Vance Global Growth Fund" and the Fund was no longer required to invest at least 80% of its net assets in information age companies. The reasoning behind this was that, while we continued to believe that there were better-than-average growth prospects among information-driven companies, the prospectus definition excluded many companies driven by specialized, technology-oriented information (such as biotechnology and online trading companies). Under the new fund name and policy, we are able to research and invest in an even more diversified universe of growth stocks.

   MR. COLL: We believe that this added layer of diversification enhances our investment style, which is already diversified by market capitalization, geographical region, and industry grouping. We will continue to use our intensive research efforts, both here at Eaton Vance and at Lloyd George Management in London, to uncover global growth stocks that are reasonably priced in relation to their fundamental value and that are expected to grow in value over time.

   THE VIEWS EXPRESSED IN THIS REPORT ARE THOSE OF THE PORTFOLIO MANAGERS AND ARE CURRENT ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THESE VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS, AND EATON VANCE DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR A FUND ARE BASED ON MANY FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY FUND.

EATON VANCE GLOBAL GROWTH FUND as of August 31, 2004

MANAGEMENT DISCUSSION

[CHART]

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EATON VANCE GLOBAL GROWTH FUND CLASS A VS THE MSCI WORLD INDEX*

                                 GLOBAL GROWTH-A

                EATAN VANCE       EATAN VANCE
                GLOBAL GROWTH     GLOBAL GROWTH
                FUND CLASS A      FUND CLASS A                  MSCI WORLD
DATE            OR NAV            WITH SALES CHARGE             INDEX
 9/30/1995      10,000             9,425                           10000
10/31/1995      10,138             9,554                          9840.4
11/30/1995      10,236             9,647                        10179.93
12/31/1995      10,296             9,703                        10475.42
 1/31/1996      10,335             9,740                        10662.75
 2/29/1996      10,562             9,954                         10725.5
 3/31/1996      10,581             9,972                        10901.75
 4/30/1996      11,143            10,501                        11155.86
 5/31/1996      11,360            10,706                        11163.27
 6/30/1996      11,192            10,548                        11217.48
 7/31/1996      10,502             9,898                        10818.79
 8/31/1996      10,897            10,269                         10940.9
 9/30/1996      11,547            10,882                           11367
10/31/1996      11,320            10,669                         11444.1
11/30/1996      11,842            11,161                        12083.16
12/31/1996      11,715            11,041                        11887.38
 1/31/1997      11,923            11,236                        12028.41
 2/28/1997      11,932            11,246                         12164.5
 3/31/1997      11,518            10,855                        11921.62
 4/30/1997      11,617            10,948                        12309.03
 5/31/1997      12,564            11,840                        13066.54
 6/30/1997      13,027            12,277                           13716
 7/31/1997      13,648            12,863                        14345.47
 8/31/1997      13,186            12,427                        13383.57
 9/30/1997      13,869            13,071                         14108.4
10/31/1997      13,142            12,386                        13363.58
11/30/1997      13,484            12,708                        13597.79
12/31/1997      13,734            12,943                        13761.23
 1/31/1998      13,895            13,095                        14142.44
 2/28/1998      15,070            14,203                        15096.81
 3/31/1998      15,923            15,006                        15731.98
 4/30/1998      15,969            15,050                        15883.35
 5/31/1998      15,716            14,811                        15681.92
 6/30/1998      16,015            15,093                        16051.71
 7/31/1998      15,865            14,952                        16023.58
 8/31/1998      13,492            12,715                        13884.39
 9/30/1998      14,091            13,280                        14127.56
10/31/1998      14,437            13,606                        15402.27
11/30/1998      15,324            14,442                        16315.82
12/31/1998      16,782            15,816                        17110.44
 1/31/1999      17,831            16,804                        17482.62
 2/28/1999      17,156            16,168                        17015.08
 3/31/1999      17,976            16,941                        17721.04
 4/30/1999      19,085            17,986                        18417.13
 5/31/1999      18,795            17,713                        17741.67
 6/30/1999      20,736            19,543                        18566.68
 7/31/1999      21,375            20,145                        18508.48
 8/31/1999      20,905            19,702                        18473.06
 9/30/1999      21,496            20,259                        18291.43
10/31/1999      22,936            21,616                        19239.71
11/30/1999      26,209            24,700                        19778.47
12/31/1999      30,700            28,932                        21376.91
 1/31/2000      30,330            28,584                        20150.28
 2/29/2000      33,453            31,527                         20202.2
 3/31/2000      33,700            31,760                        21596.04
 4/30/2000      30,796            29,023                        20680.44
 5/31/2000      29,371            27,680                        20154.41
 6/30/2000      30,549            28,790                        20830.55
 7/31/2000      28,494            26,854                        20241.66
 8/31/2000      29,919            28,197                        20897.58
 9/30/2000      28,631            26,983                        19783.95
10/31/2000      27,590            26,002                        19450.04
11/30/2000      25,028            23,587                         18266.7
12/31/2000      25,410            23,947                        18559.79
 1/31/2001      26,240            24,729                        18917.19
 2/28/2001      23,911            22,535                        17316.37
 3/31/2001      21,146            19,929                        16176.07
 4/30/2001      22,529            21,232                        17368.47
 5/31/2001      22,354            21,067                        17142.15
 6/30/2001      21,568            20,326                        16602.65
 7/31/2001      20,899            19,696                        16380.73
 8/31/2001      19,851            18,708                        15592.06
 9/30/2001      17,755            16,733                        14216.07
10/31/2001      18,308            17,254                        14487.53
11/30/2001      19,778            18,639                        15342.41
12/31/2001      20,084            18,927                        15437.31
 1/31/2002      19,240            18,132                        14968.05
 2/28/2002      19,240            18,132                        14836.41
 3/31/2002      20,302            19,133                        15519.67
 4/30/2002      19,545            18,420                        14963.45
 5/31/2002      19,632            18,502                         14988.4
 6/30/2002      17,770            16,747                         14076.4
 7/31/2002      16,183            15,252                        12888.67
 8/31/2002      16,212            15,279                        12910.68
 9/30/2002      15,208            14,333                        11489.21
10/31/2002      16,009            15,087                        12335.78
11/30/2002      16,998            16,020                           12999
12/31/2002      15,878            14,964                        12367.43
 1/31/2003      15,397            14,511                        11990.54
 2/28/2003      14,917            14,058                        11780.69
 3/31/2003      14,728            13,880                         11741.8
 4/30/2003      16,111            15,183                        12782.34
 5/31/2003      17,173            16,184                        13510.09
 6/30/2003      17,479            16,472                        13742.21
 7/31/2003      17,915            16,884                        14019.66
 8/31/2003      18,468            17,405                        14320.84
 9/30/2003      18,279            17,227                        14407.03
10/31/2003      19,414            18,297                        15260.53
11/30/2003      19,763            18,626                        15491.18
12/31/2003      20,477            19,298                        16461.87
 1/31/2004      20,986            19,778                        16726.01
 2/29/2004      21,204            19,984                        17006.09
 3/31/2004      21,088            19,874                        16893.25
 4/30/2004      20,360            19,188                        16547.25
 5/31/2004      20,200            19,037                        16685.33
 6/30/2004      21,219            19,997                         17040.8
 7/31/2004      19,938            18,790                        16484.42
 8/31/2004      19,240            18,132                        16556.87

[CHART]

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EATON VANCE GLOBAL GROWTH FUND CLASS B VS THE MSCI WORLD INDEX*

                                 GLOBAL GROWTH-B
                               Inception: 9/18/95

                EATAN VANCE
                GLOBAL GROWTH
                FUND CLASS B                    MSCI WORLD
DATE            OR NAV                          INDEX
 9/30/1995      10,000                          10,000
10/31/1995      10,128                           9,840
11/30/1995      10,226                          10,180
12/31/1995      10,285                          10,475
 1/31/1996      10,315                          10,663
 2/29/1996      10,541                          10,726
 3/31/1996      10,571                          10,902
 4/30/1996      11,112                          11,156
 5/31/1996      11,329                          11,163
 6/30/1996      11,161                          11,217
 7/31/1996      10,482                          10,819
 8/31/1996      10,866                          10,941
 9/30/1996      11,516                          11,367
10/31/1996      11,289                          11,444
11/30/1996      11,811                          12,083
12/31/1996      11,685                          11,887
 1/31/1997      11,892                          12,028
 2/28/1997      11,902                          12,165
 3/31/1997      11,478                          11,922
 4/30/1997      11,567                          12,309
 5/31/1997      12,513                          13,067
 6/30/1997      12,966                          13,716
 7/31/1997      13,587                          14,345
 8/31/1997      13,126                          13,384
 9/30/1997      13,808                          14,108
10/31/1997      13,083                          13,364
11/30/1997      13,414                          13,598
12/31/1997      13,655                          13,761
 1/31/1998      13,811                          14,142
 2/28/1998      14,992                          15,097
 3/31/1998      15,827                          15,732
 4/30/1998      15,872                          15,883
 5/31/1998      15,627                          15,682
 6/30/1998      15,916                          16,052
 7/31/1998      15,760                          16,024
 8/31/1998      13,399                          13,884
 9/30/1998      13,989                          14,128
10/31/1998      14,323                          15,402
11/30/1998      15,203                          16,316
12/31/1998      16,647                          17,110
 1/31/1999      17,683                          17,483
 2/28/1999      17,008                          17,015
 3/31/1999      17,822                          17,721
 4/30/1999      18,905                          18,417
 5/31/1999      18,614                          17,742
 6/30/1999      20,535                          18,567
 7/31/1999      21,152                          18,508
 8/31/1999      20,686                          18,473
 9/30/1999      21,257                          18,291
10/31/1999      22,671                          19,240
11/30/1999      25,963                          19,778
12/31/1999      30,389                          21,377
 1/31/2000      30,007                          20,150
 2/29/2000      33,104                          20,202
 3/31/2000      33,315                          21,596
 4/30/2000      30,429                          20,680
 5/31/2000      29,005                          20,154
 6/30/2000      30,165                          20,831
 7/31/2000      28,122                          20,242
 8/31/2000      29,493                          20,898
 9/30/2000      28,202                          19,784
10/31/2000      27,174                          19,450
11/30/2000      24,630                          18,267
12/31/2000      24,983                          18,560
 1/31/2001      25,766                          18,917
 2/28/2001      23,487                          17,316
 3/31/2001      20,775                          16,176
 4/30/2001      22,117                          17,368
 5/31/2001      21,936                          17,142
 6/30/2001      21,153                          16,603
 7/31/2001      20,496                          16,381
 8/31/2001      19,447                          15,592
 9/30/2001      17,392                          14,216
10/31/2001      17,909                          14,488
11/30/2001      19,335                          15,342
12/31/2001      19,629                          15,437
 1/31/2002      18,790                          14,968
 2/28/2002      18,776                          14,836
 3/31/2002      19,811                          15,520
 4/30/2002      19,056                          14,963
 5/31/2002      19,125                          14,988
 6/30/2002      17,308                          14,076
 7/31/2002      15,742                          12,889
 8/31/2002      15,756                          12,911
 9/30/2002      14,777                          11,489
10/31/2002      15,546                          12,336
11/30/2002      16,497                          12,999
12/31/2002      15,393                          12,367
 1/31/2003      14,917                          11,991
 2/28/2003      14,442                          11,781
 3/31/2003      14,246                          11,742
 4/30/2003      15,588                          12,782
 5/31/2003      16,609                          13,510
 6/30/2003      16,889                          13,742
 7/31/2003      17,322                          14,020
 8/31/2003      17,839                          14,321
 9/30/2003      17,657                          14,407
10/31/2003      18,734                          15,261
11/30/2003      19,056                          15,491
12/31/2003      19,755                          16,462
 1/31/2004      20,230                          16,726
 2/29/2004      20,426                          17,006
 3/31/2004      20,300                          16,893
 4/30/2004      19,601                          16,547
 5/31/2004      19,433                          16,685
 6/30/2004      20,412                          17,041
 7/31/2004      19,167                          16,484
 8/31/2004      18,482                          16,557

PERFORMANCE+                                       CLASS A     CLASS B    CLASS C    CLASS D
--------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
  (AT NET ASSET VALUE)
One Year                                              4.18%        3.61%     3.58%      3.54%
Five Years                                           -1.65        -2.23     -2.23       N.A.
Life of Fund+                                         7.76         7.29      6.90      -6.53

SEC AVERAGE ANNUAL TOTAL RETURNS
  (INCLUDING SALES CHARGE OR APPLICABLE CDSC)
One Year                                             -1.78%       -1.39%    2.58%      -1.46%
Five Years                                           -2.81        -2.56     -2.23       N.A.
Life of Fund+                                         7.05         7.29      6.90      -7.34

+ Inception Dates - Class A: 9/18/95; Class B: 9/18/95; Class C:11/22/95; Class D:3/9/01

* Sources: Thomson Financial; Lipper Inc. Investment operations commenced 9/18/95. Index information is available only at month-end; therefore, the line comparison begins at the next month-end following the commencement of the Fund's investment operations. The chart compares the total return of the Fund's Class A and Bshares with that of a broad-based securities market Index. Returns are calculated by determining the percentage change in net asset value with all distributions reinvested. The lines on the chart represent the total returns of $10,000 hypothetical investments in the Fund and the Morgan Stanley Capital International (MSCI) World Index - a broad-based index of global common stocks. An investment in the Fund's Class C shares on 11/22/95 at net asset value would have grown to $17,971 on August 31, 2004. An investment in the Fund's Class D shares on 3/9/01 at net asset value would be worth $7,900 on August 31, 2004; $7,663 with the applicable CDSC. Past performance does not predict future performance. The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Index's total returns do not reflect any commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in it. It is not possible to invest directly in an Index.
+ SEC returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B and Class D reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC 1-Year return for Class C reflects 1% CDSC. Class A shares redeemed or exchanged within three months of settlement of purchase are subject to a 1% redemption fee.

   PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. RETURNS ARE HISTORICAL AND ARE CALCULATED BY DETERMINING THE PERCENTAGE CHANGE IN NET ASSET VALUE
      OR OFFERING PRICE (AS APPLICABLE) WITH ALL DISTRIBUTIONS REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN
  REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE IS
      FOR THE STATED TIME PERIOD ONLY; DUE TO MARKET VOLATILITY, THE FUND'S CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE QUOTED RETURN. FOR
            PERFORMANCE AS OF THE MOST RECENT MONTH-END, PLEASE REFER
                             TO www.eatonvance.com.

EATON VANCE GLOBAL GROWTH FUND as of August 31, 2004

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2004 - August 31, 2004).

Actual Expenses: The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                         EATON VANCE GLOBAL GROWTH FUND

                      BEGINNING ACCOUNT VALUE     ENDING ACCOUNT VALUE     EXPENSES PAID DURING PERIOD*
                             (3/1/04)                  (8/31/04)                (3/1/04 - 8/31/04)
-------------------------------------------------------------------------------------------------------
Actual
Class A                     $  1,000.00                $    907.30                    $  11.75
Class B                     $  1,000.00                $    904.90                    $  14.13
Class C                     $  1,000.00                $    904.80                    $  14.12
Class D                     $  1,000.00                $    904.90                    $  14.13

Hypothetical
(5% return
before expenses)
Class A                     $  1,000.00                $  1,012.80                    $  12.40
Class B                     $  1,000.00                $  1,010.30                    $  14.91
Class C                     $  1,000.00                $  1,010.30                    $  14.91
Class D                     $  1,000.00                $  1,010.30                    $  14.91

* Expenses are equal to the Fund's annualized expense ratio of 2.45% for Class A shares, 2.95% for Class B shares, 2.95% for Class C, and 2.95% for Class D shares multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on February 29, 2004. The Example reflects the expenses of both the Fund and the Portfolio.

EATON VANCE GLOBAL GROWTH FUND as of August 31, 2004
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

AS OF AUGUST 31, 2004

ASSETS

Investment in Global Growth Portfolio, at value
   (identified cost, $83,366,102)                                             $    86,616,937
Receivable for Fund shares sold                                                        18,198
Prepaid expenses                                                                       13,904
Tax reclaims receivable                                                                 3,743
---------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                  $    86,652,782
---------------------------------------------------------------------------------------------

LIABILITIES

Payable for Fund shares redeemed                                              $       278,955
Payable to affiliate for distribution and service fees                                 18,079
Accrued expenses                                                                       74,703
---------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                             $       371,737
---------------------------------------------------------------------------------------------
NET ASSETS                                                                    $    86,281,045
---------------------------------------------------------------------------------------------

SOURCES OF NET ASSETS

Paid-in capital                                                               $   142,478,834
Accumulated net realized loss from Portfolio (computed on the
   basis of identified cost)                                                      (59,294,240)
Accumulated net investment loss                                                      (155,342)
Net unrealized appreciation                                                               958
Net unrealized appreciation from Portfolio (computed on the
   basis of identified cost)                                                        3,250,835
---------------------------------------------------------------------------------------------
TOTAL                                                                         $    86,281,045
---------------------------------------------------------------------------------------------

CLASS A SHARES

NET ASSETS                                                                    $    39,113,401
SHARES OUTSTANDING                                                                  2,959,766
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
   (net assets DIVIDED BY shares of beneficial interest outstanding)          $         13.22
MAXIMUM OFFERING PRICE PER SHARE
   (100 DIVIDED BY 94.25 of $13.22)                                           $         14.03
---------------------------------------------------------------------------------------------

CLASS B SHARES

NET ASSETS                                                                    $    33,522,317
SHARES OUTSTANDING                                                                  2,536,159
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE (NOTE 6)
   (net assets DIVIDED BY shares of beneficial interest outstanding)          $         13.22
---------------------------------------------------------------------------------------------

CLASS C SHARES

NET ASSETS                                                                    $    12,402,461
SHARES OUTSTANDING                                                                    973,434
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE (NOTE 6)
   (net assets DIVIDED BY shares of beneficial interest outstanding)          $         12.74
---------------------------------------------------------------------------------------------

CLASS D SHARES

NET ASSETS                                                                    $     1,242,866
SHARES OUTSTANDING                                                                    157,349
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE (NOTE 6)
   (net assets DIVIDED BY shares of beneficial interest outstanding)          $          7.90
---------------------------------------------------------------------------------------------

On sales of $50,000 or more, the offering price of Class A shares is reduced.

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED
AUGUST 31, 2004

INVESTMENT INCOME

Dividends allocated from Portfolio
   (net of foreign taxes, $166,042)                                           $     1,706,810
Interest and other allocated from Portfolio                                            93,503
Expenses allocated from Portfolio                                                  (1,248,888)
---------------------------------------------------------------------------------------------
NET INVESTMENT INCOME FROM PORTFOLIO                                          $       551,425
---------------------------------------------------------------------------------------------

EXPENSES

Management fee                                                                $       248,838
Trustees' fees and expenses                                                             1,780
Distribution and service fees
   Class A                                                                            188,710
   Class B                                                                            461,463
   Class C                                                                            144,375
   Class D                                                                             12,096
Transfer and dividend disbursing agent fees                                           282,412
Registration fees                                                                      54,341
Legal and accounting services                                                          33,499
Printing and postage                                                                   27,698
Custodian fee                                                                          19,577
Miscellaneous                                                                          10,809
---------------------------------------------------------------------------------------------
TOTAL EXPENSES                                                                $     1,485,598
---------------------------------------------------------------------------------------------

NET INVESTMENT LOSS                                                           $      (934,173)
---------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM PORTFOLIO

Net realized gain (loss) from Portfolio --
   Investment transactions (identified cost basis)                            $     7,104,465
   Foreign currency and forward foreign currency exchange
      contract transactions                                                          (169,728)
---------------------------------------------------------------------------------------------
NET REALIZED GAIN                                                             $     6,934,737
---------------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
   Investments from Portfolio (identified cost basis)                         $    (1,566,672)
   Foreign currency and forward foreign currency exchange
      contracts from Portfolio                                                         (7,557)
   Foreign currency and forward foreign currency exchange contracts                    (2,967)
---------------------------------------------------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                          $    (1,577,196)
---------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN                                              $     5,357,541
---------------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS FROM OPERATIONS                                    $     4,423,368
---------------------------------------------------------------------------------------------

                        See notes to financial statements

STATEMENTS OF CHANGES IN NET ASSETS

                                                     YEAR ENDED        YEAR ENDED
                                                     AUGUST 31, 2004   AUGUST 31, 2003
--------------------------------------------------------------------------------------
INCREASE (DECREASE)
IN NET ASSETS

From operations --
   Net investment loss                               $      (934,173)  $    (1,164,748)
   Net realized gain (loss) from
      investments and foreign
      currency transactions                                6,934,737        (1,208,217)
   Net change in unrealized appreciation
      (depreciation) from investments and
      foreign currency                                    (1,577,196)       13,860,893
--------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM OPERATIONS           $     4,423,368   $    11,487,928
--------------------------------------------------------------------------------------
Transactions in shares of beneficial interest --
   Proceeds from sale of shares
      Class A                                        $     4,790,670   $    39,715,893
      Class B                                              1,823,725         1,431,692
      Class C                                              1,526,604         4,156,195
      Class D                                                539,756           324,978
   Cost of shares redeemed
      Class A                                            (11,341,329)      (46,765,475)
      Class B                                             (9,492,726)      (12,408,956)
      Class C                                             (4,629,744)       (8,056,374)
      Class D                                               (216,764)         (261,545)
   Net asset value of shares exchanged
      Class A                                             12,340,196                --
      Class B                                            (12,340,196)               --
   Redemption fees                                             3,893             1,827
--------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS FROM
   FUND SHARE TRANSACTIONS                           $   (16,995,915)  $   (21,861,765)
--------------------------------------------------------------------------------------

NET DECREASE IN NET ASSETS                           $   (12,572,547)  $   (10,373,837)
--------------------------------------------------------------------------------------

NET ASSETS

At beginning of year                                 $    98,853,592   $   109,227,429
--------------------------------------------------------------------------------------
AT END OF YEAR                                       $    86,281,045   $    98,853,592
--------------------------------------------------------------------------------------

ACCUMULATED NET
INVESTMENT LOSS INCLUDED
IN NET ASSETS

AT END OF YEAR                                       $      (155,342)  $      (116,318)
--------------------------------------------------------------------------------------

     Certain prior year amounts have been reclassed to conform to the current year presentation.

                        See notes to financial statements

FINANCIAL HIGHLIGHTS

                                                                                      CLASS A
                                                            -----------------------------------------------------------
                                                                              YEAR ENDED AUGUST 31,
-----------------------------------------------------------------------------------------------------------------------
                                                            2004(1)      2003(1)      2002(1)     2001(1)     2000(1)
-----------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year                        $  12.690    $  11.140    $  13.640   $  21.840   $  17.340
-----------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM OPERATIONS

Net investment loss                                         $  (0.072)   $  (0.088)   $  (0.098)  $  (0.132)  $  (0.213)
Net realized and unrealized gain (loss)                         0.602        1.638       (2.402)     (6.935)      6.939
-----------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM OPERATIONS                         $   0.530    $   1.550    $  (2.500)  $  (7.067)  $   6.726
-----------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS

From net realized gain                                      $      --    $      --    $      --   $  (1.133)  $  (2.226)
-----------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                         $      --    $      --    $      --   $  (1.133)  $  (2.226)
-----------------------------------------------------------------------------------------------------------------------

Redemption fees                                             $   0.000(4) $   0.000(4) $      --   $      --   $      --
-----------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR                              $  13.220    $  12.690    $  11.140   $  13.640   $  21.840
-----------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(2)                                                  4.18%       13.91%      (18.33)%    (33.65)%     43.12%
-----------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA+

Net assets, end of year (000's omitted)                     $  39,113    $  32,559    $  35,502   $  49,231   $  68,208
Ratios (As a percentage of average daily net assets):
   Net expenses(3)                                               2.44%        2.39%        1.99%       1.99%       1.99%
   Net expenses after custodian fee reduction                    2.44%        2.39%        1.99%       1.99%       1.99%
   Net investment loss                                          (0.52)%      (0.79)%      (0.76)%     (0.78)%     (0.98)%
Portfolio Turnover of the Portfolio                               164%          93%         107%        160%        173%
-----------------------------------------------------------------------------------------------------------------------

+ The expenses of the Fund reflect a reimbursement of Class A distribution and service fees. Had such action not been taken, the ratios and net investment loss per share would have been as follows:

Ratios (As a percentage of average daily net assets):
   Expenses(3)                                                                2.52%        2.22%       2.14%       2.12%
   Expenses after custodian fee reduction                                     2.52%        2.22%       2.14%       2.12%
   Net investment loss                                                       (0.92)%      (0.99)%     (0.93)%     (1.11)%
Net investment loss per share                                            $  (0.102)   $  (0.128)  $  (0.156)  $  (0.241)
-----------------------------------------------------------------------------------------------------------------------

(1) Net investment loss and redemption fees per share were computed using average shares outstanding.

(2) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(3)  Includes the Fund's share of the Portfolio's allocated expenses.

(4)  Amounts represent less than $0.0005.

                        See notes to financial statements

                                                                                       CLASS B
                                                            -----------------------------------------------------------
                                                                              YEAR ENDED AUGUST 31,
                                                            -----------------------------------------------------------
                                                            2004(1)      2003(1)      2002(1)     2001(1)     2000(1)
-----------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year                        $  12.760    $  11.270    $  13.910   $  22.380   $  17.770
-----------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM OPERATIONS

Net investment loss                                         $  (0.169)   $  (0.159)   $  (0.195)  $  (0.249)  $  (0.353)
Net realized and unrealized gain (loss)                         0.629        1.649       (2.445)     (7.088)      7.189
-----------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM OPERATIONS                         $   0.460    $   1.490    $  (2.640)  $  (7.337)  $   6.836
-----------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS

From net realized gain                                      $      --    $      --    $      --   $  (1.133)  $  (2.226)
-----------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                         $      --    $      --    $      --   $  (1.133)  $  (2.226)
-----------------------------------------------------------------------------------------------------------------------

Redemption fees                                             $   0.000(4) $   0.000(4) $      --   $      --   $      --
-----------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR                              $  13.220    $  12.760    $  11.270   $   13.910  $  22.380
-----------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(2)                                                  3.61%       13.22%      (18.98)%    (34.06)%     42.58%
-----------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's omitted)                     $  33,522    $  50,558    $  55,898   $  87,092   $ 148,603
Ratios (As a percentage of average daily net assets):
   Net expenses(3)                                               2.94%        3.02%        2.72%       2.64%       2.59%
   Net expenses after custodian fee reduction                    2.94%        3.02%        2.72%       2.64%       2.59%
   Net investment loss                                          (1.22)%      (1.42)%      (1.48)%     (1.44)%     (1.59)%
Portfolio Turnover of the Portfolio                               164%          93%         107%        160%        173%
-----------------------------------------------------------------------------------------------------------------------

(1) Net investment loss and redemption fees per share were computed using average shares outstanding.

(2) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(3)  Includes the Fund's share of the Portfolio's allocated expenses.

(4)  Amounts represent less than $0.0005.

                        See notes to financial statements

                                                                                       CLASS C
                                                            -----------------------------------------------------------
                                                                              YEAR ENDED AUGUST 31,
                                                            -----------------------------------------------------------
                                                            2004(1)      2003(1)      2002(1)     2001(1)     2000(1)
-----------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year                        $  12.300    $  10.870    $  13.400   $  21.610   $  17.280
-----------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM OPERATIONS

Net investment loss                                         $  (0.152)   $  (0.154)   $  (0.187)  $  (0.238)  $  (0.342)
Net realized and unrealized gain (loss)                         0.592        1.584       (2.343)     (6.839)      6.898
-----------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM OPERATIONS                         $   0.440    $   1.430    $  (2.530)  $  (7.077)  $   6.556
-----------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS

From net realized gain                                      $      --    $      --    $      --   $  (1.133)  $  (2.226)
-----------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                         $      --    $      --    $      --   $  (1.133)  $  (2.226)
-----------------------------------------------------------------------------------------------------------------------

Redemption fees                                             $   0.000(4) $   0.000(4) $      --   $      --   $      --
-----------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR                              $  12.740    $  12.300    $  10.870   $  13.400   $  21.610
-----------------------------------------------------------------------------------------------------------------------

Total Return(2)                                                  3.58%       13.16%      (18.88)%    (34.07)%     42.42%
-----------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's omitted)                     $  12,402    $  14,817    $  17,064   $  27,527   $  41,113
Ratios (As a percentage of average daily net assets):
   Net expenses(3)                                               2.94%        3.02%        2.72%       2.64%       2.60%
   Net expenses after custodian fee reduction                    2.94%        3.02%        2.72%       2.64%       2.60%
   Net investment loss                                          (1.14)%      (1.42)%      (1.47)%     (1.44)%     (1.57)%
Portfolio Turnover of the Portfolio                               164%          93%         107%        160%        173%
-----------------------------------------------------------------------------------------------------------------------

(1) Net investment loss and redemption fees per share were computed using average shares outstanding.

(2) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(3)  Includes the Fund's share of the Portfolio's allocated expenses.

(4)  Amounts represent less than $0.0005.

                        See notes to financial statements

                                                                                CLASS D
                                                            -----------------------------------------------
                                                                         YEAR ENDED AUGUST 31,
                                                            2004(1)      2003(1)      2002(1)     2001(1)(2)
-----------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year                        $   7.630    $   6.740    $   8.320   $  10.000
-----------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM OPERATIONS

Net investment loss                                         $  (0.086)   $  (0.094)   $  (0.112)  $  (0.059)
Net realized and unrealized gain (loss)                         0.356        0.984       (1.468)     (1.621)
-----------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM OPERATIONS                         $   0.270    $   0.890    $  (1.580)  $  (1.680)
-----------------------------------------------------------------------------------------------------------

Redemption fees                                             $   0.000(6) $   0.000(6) $      --   $      --
-----------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR                              $   7.900    $   7.630    $   6.740   $   8.320
-----------------------------------------------------------------------------------------------------------
TOTAL RETURN(3)                                                 3.54%        13.20%      (18.99)%    (16.80)%
-----------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's omitted)                     $   1,243    $     919    $     764   $     469
Ratios (As a percentage of average daily net assets):
   Net expenses(4)                                               2.94%        3.02%        2.72%       2.62%(5)
   Net expenses after custodian fee reduction                    2.94%        3.02%        2.72%       2.62%(5)
   Net investment loss                                          (1.04)%      (1.40)%      (1.44)%     (1.37)%(5)
Portfolio Turnover of the Portfolio                               164%          93%         107%        160%
-----------------------------------------------------------------------------------------------------------

(1) Net investment loss and redemption fees per share were computed using average shares outstanding.

(2) For the period from commencement of operations, March 9, 2001, to August 31, 2001.

(3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(4)  Includes the Fund's share of the Portfolio's allocated expenses.

(5)  Annualized.

(6)  Amounts represent less than $0.0005.

                        See notes to financial statements

EATON VANCE GLOBAL GROWTH FUND as of August 31, 2004
NOTES TO FINANCIAL STATEMENTS

1  SIGNIFICANT ACCOUNTING POLICIES

   Eaton Vance Global Growth Fund (formerly known as Eaton Vance Information Age
   Fund) (the Fund) is a diversified series of Eaton Vance Growth Trust (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B, Class C and Class D shares are sold at net asset value and are subject to a contingent deferred sales charge (see Note 6). The Trustees have adopted a conversion feature pursuant to which Class B and Class D shares of the Fund automatically convert to Class A shares eight years after their purchase as described in the Fund's prospectus. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Global Growth Portfolio (the Portfolio), a New York Trust, having the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (99.9% at August 31, 2004). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

   A INVESTMENT VALUATION -- Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

   B INCOME -- The Fund's net investment income or loss consists of the Fund's pro rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with accounting principles generally accepted in the United States of America.

   C FEDERAL TAXES -- The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. At August 31, 2004, the Fund, for federal income tax purposes, had a capital loss carryover of $58,727,715 which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryover will expire August 31, 2011 ($16,365,439) and August 31, 2010 ($42,362,276). Additionally, at August 31,
   2004, the Fund had net capital losses of $155,342 attributable to security transactions incurred after October 31, 2003. These capital losses are treated as arising on the first day of the Fund's taxable year ended August 31,2005. During the year ended August 31, 2004, capital loss carryovers of $7,609,330 were utilized to offset net realized gains.

   D EXPENSES -- The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

   E EXPENSE REDUCTION -- Investors Bank & Trust Company (IBT) serves as custodian to the Fund and the Portfolio. Pursuant to the respective custodian agreements, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Fund or the Portfolio maintains with IBT. All credit balances used to reduce the Fund's custodian fees are reported as a reduction of total expenses in the Statement of Operations. There were no credit balances used to reduce the Fund's custodian fees for the year ended August 31, 2004.

   F REDEMPTION FEES -- Upon the redemption or exchange of shares (on or after February 1, 2003) held by Class A shareholders for less than three months, a fee of 1% of the current net asset value of the shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital and amounted to $3,893 and $1,827 for the year ended August 31, 2004 and 2003, respectively.

   G USE OF ESTIMATES -- The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

   H INDEMNIFICATIONS -- Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund and shareholders are indemnified against personal liability for obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

2  DISTRIBUTIONS TO SHAREHOLDERS

   It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of the investment income allocated to the Fund by the Portfolio, less the Fund's direct and allocated expenses and at least one distribution annually of all or substantially all of the net realized capital gains (reduced by any available capital loss carryforwards from prior years) allocated by the Portfolio to the Fund, if any. Shareholders may reinvest all distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date. Distributions are paid in the form of additional shares of the same class or, at the election of the shareholder, in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

   There were no distributions paid for the year ended August 31, 2004 or 2003.

   During the year ended August 31, 2004, accumulated paid-in capital was decreased by $1,064,876, accumulated net investment loss was decreased by $895,149 and accumulated net realized loss on investments was decreased by $169,727 due to differences between book and tax accounting for net operating losses and foreign currency gain/loss. This change had no effect on the net assets or the net asset value per share.

   At August 31, 2004, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

   Undistributed ordinary income        $         -0-
   Capital loss carryforwards             (58,727,715)
   Post October loss                         (155,342)

   The temporary differences between book and tax basis distributable earnings (accumulated losses) are primarily due to wash sales.

3  MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

   The management fee is earned by Eaton Vance Management (EVM) as compensation for management and administration of the business affairs of the Fund. The fee is based on a percentage of average daily net assets. For the year ended August 31, 2004, the fee was equivalent to 0.25% of the Fund's average net assets for such period and amounted to $248,838. Except as to Trustees of the Fund who are not members of EVM's organization, officers and Trustees receive remuneration for their services to the Fund out of such management fee. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of those services. During the year ended August 31, 2004, EVM earned $24,863 in sub-transfer agent fees. In addition, investment adviser and administrative fees are paid by the Portfolio to EVM and its affiliates. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

   The Fund was informed that Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM and the Fund's principal underwriter, received $6,132 from the Fund as its portion of the sales charge on sales of Class A shares for the year ended August 31, 2004.

   Certain officers and Trustees of the Fund and of the Portfolio are officers or directors of EVM or EVD.

4  SHARES OF BENEFICIAL INTEREST

   The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

                                                      YEAR ENDED AUGUST 31,
                                          -------------------------------------
   CLASS A                                         2004              2003
   ----------------------------------------------------------------------------
   Sales                                             343,696          3,652,000
   Redemptions                                      (821,079)        (4,274,648)
   Exchange from Class B shares                      872,164                 --
   ----------------------------------------------------------------------------
   NET INCREASE (DECREASE)                           394,781           (622,648)
   ----------------------------------------------------------------------------

                                                      YEAR ENDED AUGUST 31,
                                          -------------------------------------
   CLASS B                                         2004              2003
   ----------------------------------------------------------------------------
   Sales                                             129,843            127,764
   Redemptions                                      (685,152)        (1,125,480)
   Exchange to Class A shares                       (869,967)                --
   ----------------------------------------------------------------------------
   NET DECREASE                                   (1,425,276)          (997,716)
   ----------------------------------------------------------------------------

                                                      YEAR ENDED AUGUST 31,
                                          -------------------------------------
   Class C                                         2004              2003
   ----------------------------------------------------------------------------
   Sales                                             113,961            386,897
   Redemptions                                      (344,934)          (752,920)
   ----------------------------------------------------------------------------
   NET DECREASE                                     (230,973)          (366,023)
   ----------------------------------------------------------------------------

                                                      YEAR ENDED AUGUST 31,
                                          -------------------------------------
   Class D                                         2004              2003
   ----------------------------------------------------------------------------
   Sales                                              63,191             47,152
   Redemptions                                       (26,365)           (39,921)
   ----------------------------------------------------------------------------
   NET INCREASE                                       36,826              7,231
   ----------------------------------------------------------------------------

5  DISTRIBUTION AND SERVICE PLANS

   The Fund has in effect distribution plans for Class A shares (Class A Plan), Class B shares (Class B Plan), Class C shares (Class C Plan), and Class D shares (Class D Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Class A Plan provides for the payment of a monthly distribution fee to the Principal Underwriter, EVD, in an amount equal to the aggregate of
   (a) 0.50% of that portion of the Fund's average daily net assets attributable to Class A shares which have remained outstanding for less than one year and
   (b) 0.25% of that portion of the Fund's average daily net assets attributable to Class A shares which have remained outstanding for more than one year. The Class B, Class C and Class D Plans provide for the payment of a monthly distribution fee to EVD at an annual rate not to exceed 0.75% of the Fund's average daily net assets attributable to Class B, Class C, and Class D shares, respectively, for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5%, 6.25%, and 5% of the aggregate amount received by the Fund for the Class B, Class C and Class D shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class reduced by the aggregate amount of contingent deferred sales charges (see Note 6) and daily amounts therefore paid to EVD by each respective class.

   The Fund paid or accrued $100,057, $346,097, $108,281 and $9,072, for Class
   A, Class B, Class C and Class D shares, respectively, to or payable to EVD for the year ended August 31, 2004, representing 0.26%, 0.75%, 0.75% and 0.75% of the average daily net assets for Class A, Class B, Class C and Class D shares, respectively. At August 31, 2004, the amount of Uncovered Distribution Charges of EVD calculated under the Plans was approximately $2,094,000, $2,910,000 and $35,000 for Class B, Class C and Class D shares, respectively.

   The Plans authorize the Fund to make payments of service fees to EVD, investment dealers, and other persons in an amount equal to 0.25%, on an annual basis, of the Fund's average daily net assets attributable to Class A shares (except those converted from Class D shares) which have remained outstanding for more than one year and in an amount equal to 0.25%, on an annual basis, of the Fund's average daily net assets attributable to Class B, Class C and Class D shares for any fiscal year. Class D shares converted to Class A shares are subject to a service fee of 0.25% annually immediately upon conversion. Service fee payments are made for personal services and/or the maintenance of shareholder accounts. Service fees are separate and distinct from the sales commissions and distribution fees payable by the Fund to EVD, and, as such are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees for the year ended August 31, 2004 amounted to $88,653, $115,366, $36,094 and $3,024 for Class A, Class B, Class C and Class D shares, respectively.

6  CONTINGENT DEFERRED SALES CHARGE

   A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares and Class D shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares purchased at net asset value in amounts of $1 million or more (other than shares purchased in a single transaction of $5 million or more) are subject to a 1% CDSC if redeemed within one year of purchase. Investors who purchase Class A shares in a single fund purchased in a single transaction at net asset value in amounts of $5 million or more will not be subject to any CDSC for such investment or any subsequent investment in the same fund. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gains distributions. The Class B and Class D CDSC is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares will be subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSC charges are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund's Distribution Plan (see Note 5). CDSC charges received when no Uncovered Distribution Charges exist will be credited to the Fund. The Fund was informed that EVD received approximately $85,000, $400 and $7,000 of CDSC paid by shareholders for Class B shares, Class C shares and Class D shares, respectively, for the year ended August 31, 2004.

7  INVESTMENT TRANSACTIONS

   Increases and decreases in the Fund's investment in the Portfolio aggregated $8,698,998 and $27,066,514, respectively, for the year ended August 31, 2004.

8  NAME CHANGE

   Effective January 1, 2004, Eaton Vance Information Age Fund's name was changed to Eaton Vance Global Growth Fund.

9  SUBSEQUENT EVENT

   Effective September 10, 2004, Class D shares of the Fund were closed and any Class D shares outstanding on that date were merged into Class A.

EATON VANCE GLOBAL GROWTH FUND as of August 31, 2004
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE TRUSTEES AND SHAREHOLDERS
OF EATON VANCE GLOBAL GROWTH FUND:

In our opinion, the accompanying statement of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Eaton Vance Global Growth Fund (formerly Eaton Vance Information Age Fund) ("the Fund"), a series of Eaton Vance Growth Trust at August 31, 2004, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
Boston, Massachusetts
October 26, 2004

EATON VANCE GLOBAL GROWTH FUND as of August 31, 2004
FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you receive in January 2005 will show the tax status of all distributions paid to your account in calendar 2004. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Fund's fiscal year end regarding the status of qualified dividend income for individuals, the dividends received deduction for corporations, and the foreign tax credit.

FOREIGN TAX CREDIT. For the fiscal year ended August 31, 2004 the Fund paid foreign taxes of $166,042 and recognized foreign source income of $166,042.

GLOBAL GROWTH PORTFOLIO as of August 31, 2004
PORTFOLIO OF INVESTMENTS

COMMON STOCKS -- 96.4%

SECURITY                                         SHARES          VALUE
--------------------------------------------------------------------------------
ADVERTISING -- 3.8%

Havas Advertising                                   300,000      $     1,435,288
WPP Group PLC                                       205,850            1,848,287
--------------------------------------------------------------------------------
                                                                 $     3,283,575
--------------------------------------------------------------------------------

AEROSPACE AND DEFENSE -- 2.9%

Precision Castparts Corp.                            11,000      $       605,990
Thales SA                                            57,000            1,930,168
--------------------------------------------------------------------------------
                                                                 $     2,536,158
--------------------------------------------------------------------------------

AUTOMOBILES -- 2.4%

Toyota Motor Corp.                                   53,000      $     2,092,217
--------------------------------------------------------------------------------
                                                                 $     2,092,217
--------------------------------------------------------------------------------

BEVERAGES -- 0.6%

Cott Corp.(1)                                        18,000      $       487,980
--------------------------------------------------------------------------------
                                                                 $       487,980
--------------------------------------------------------------------------------

BIOTECHNOLOGY -- 1.0%

Celgene Corp.(1)                                     15,000      $       851,250
--------------------------------------------------------------------------------
                                                                 $       851,250
--------------------------------------------------------------------------------

BROADCASTING -- 3.2%

British Sky Broadcasting Group PLC                  133,240      $     1,149,893
Television Broadcasts, Ltd.                         396,000            1,646,127
--------------------------------------------------------------------------------
                                                                 $     2,796,020
--------------------------------------------------------------------------------

BUILDING MATERIALS -- 1.3%

Eagle Materials, Inc.                                 7,000      $       454,370
Sumitomo Osaka Cement Co., Ltd.                     287,000              669,809
--------------------------------------------------------------------------------
                                                                 $     1,124,179
--------------------------------------------------------------------------------

BUSINESS SERVICES -- 9.6%

CheckFree Corp.(1)                                   18,400      $       501,400
Cognizant Technology Solutions Corp.(1)              22,000              603,240
Dun & Bradstreet Corp.(1)                            17,600              970,464
MDC Partners, Inc., Class A(1)                       33,000              396,363
PMI Group, Inc., (The)                               26,000            1,079,780
Providian Financial Corp.(1)                         33,000              476,520
Singapore Post Ltd.                               3,540,000            1,624,352
Sirva, Inc.(1)                                       69,400            1,469,892
Sotheby's Holdings, Inc.(1)                          72,000            1,151,280
--------------------------------------------------------------------------------
                                                                 $     8,273,291
--------------------------------------------------------------------------------

CHEMICALS -- 1.1%

Kingboard Chemical Holdings Ltd.                    492,000      $       927,653
--------------------------------------------------------------------------------
                                                                 $       927,653
--------------------------------------------------------------------------------

COMMERCIAL BANKS -- 3.0%

ABN AMRO Holdings NV                                 76,691      $     1,633,141
Commerce Bancorp, Inc.                                9,300              487,971
Mitsubishi Tokyo Financial Group, Inc., ADR          50,000              453,000
--------------------------------------------------------------------------------
                                                                 $     2,574,112
--------------------------------------------------------------------------------

COMMERCIAL SERVICES -- 1.4%

Coinstar, Inc.(1)                                    38,000      $       749,360
Intersections, Inc.(1)                               33,100              419,708
--------------------------------------------------------------------------------
                                                                 $     1,169,068
--------------------------------------------------------------------------------

COMPUTERS AND BUSINESS EQUIPMENT -- 9.1%

PalmOne, Inc.(1)                                    134,314      $     4,385,352
Research in Motion Ltd.(1)                           37,300            2,246,206
Sindo Ricoh Co.                                      25,400            1,214,736
--------------------------------------------------------------------------------
                                                                 $     7,846,294
--------------------------------------------------------------------------------

DATA PROCESSING & Outsourced Services -- 0.1%

Intellisync Corp.(1)                                 57,400      $       128,576
--------------------------------------------------------------------------------
                                                                 $       128,576
--------------------------------------------------------------------------------

DISTRIBUTION / WHOLESALE -- 0.3%

Central European Distribution Corp.(1)               12,000      $       293,880
--------------------------------------------------------------------------------
                                                                 $       293,880
--------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES -- 8.7%

Citizens Communications Co.                          83,000      $     1,048,290
KT Corp. ADR                                         82,907            1,452,531
Leap Wireless International, Inc.(1)                 17,000              470,050

                        See notes to financial statements

SECURITY                                         SHARES          VALUE
--------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION
SERVICES (CONTINUED)

NII Holdings, Inc., Class B(1)                       51,000      $     1,869,150
NTL, Inc.(1)                                         10,500              570,255
Swisscom AG(1)                                        6,400            2,116,961
--------------------------------------------------------------------------------
                                                                 $     7,527,237
--------------------------------------------------------------------------------

EDUCATION -- 0.9%

EVCI Career Colleges Holding Corp.(1)                43,800      $       317,112
Laureate Education, Inc.(1)                          14,000              478,660
--------------------------------------------------------------------------------
                                                                 $       795,772
--------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT -- 2.1%

Fujikura Ltd.                                       391,000      $     1,775,152
--------------------------------------------------------------------------------
                                                                 $     1,775,152
--------------------------------------------------------------------------------

ELECTRONIC COMPONENTS -- 0.1%

Min Aik Technology Co., Ltd.                         38,700      $        67,438
--------------------------------------------------------------------------------
                                                                 $        67,438
--------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT & INSTRUMENTS -- 0.3%

FLIR Systems, Inc.(1)                                 5,000      $       291,850
--------------------------------------------------------------------------------
                                                                 $       291,850
--------------------------------------------------------------------------------

FINANCIAL SERVICES -- 0.1%

Student Loan Corp., (The)                               400      $        57,500
--------------------------------------------------------------------------------
                                                                 $        57,500
--------------------------------------------------------------------------------

GAMING EQUIPMENT -- 1.4%

WMS Industries, Inc.(1)                              60,200      $     1,216,642
--------------------------------------------------------------------------------
                                                                 $     1,216,642
--------------------------------------------------------------------------------

GENERIC DRUGS -- 1.0%

Taro Pharmaceutical Industries Ltd.(1)               43,000      $       891,390
--------------------------------------------------------------------------------
                                                                 $       891,390
--------------------------------------------------------------------------------

HARDWARE - NETWORKING -- 0.5%

Blue Coat Systems, Inc.(1)                           12,000      $       175,440
RADWARE Ltd.(1)                                      12,500              234,375
--------------------------------------------------------------------------------
                                                                 $       409,815
--------------------------------------------------------------------------------

HEALTH CARE - PROVIDERS & SERVICES -- 1.3%

PacifiCare Health Systems, Inc.(1)                   34,000      $     1,108,740
--------------------------------------------------------------------------------
                                                                 $     1,108,740
--------------------------------------------------------------------------------

INSURANCE -- 3.4%

Prudential PLC                                      250,600      $     1,990,574
Radian Group, Inc.                                   22,000              974,600
--------------------------------------------------------------------------------
                                                                 $     2,965,174
--------------------------------------------------------------------------------

INVESTMENT COMPANIES -- 0.5%

Japan Asia Investment Co., Ltd.                     107,100      $       388,669
--------------------------------------------------------------------------------
                                                                 $       388,669
--------------------------------------------------------------------------------

IT CONSULTING & SERVICES -- 2.8%

Affiliated Computer Services, Inc.(1)                24,000      $     1,303,920
Answerthink, Inc.(1)                                 50,000              282,500
Kanbay International, Inc.(1)                        42,300              842,193
--------------------------------------------------------------------------------
                                                                 $     2,428,613
--------------------------------------------------------------------------------

MEDICAL PRODUCTS -- 0.8%

DENTSPLY International, Inc.                         11,000      $       560,450
I-Flow Corp.(1)                                      11,227              170,426
--------------------------------------------------------------------------------
                                                                 $       730,876
--------------------------------------------------------------------------------

MINING -- 0.5%

Bema Gold Corp.(1)                                  180,000      $       469,800
--------------------------------------------------------------------------------
                                                                 $       469,800
--------------------------------------------------------------------------------

OIL AND GAS - EQUIPMENT AND SERVICES -- 0.6%

Baker Hughes, Inc.                                   13,000      $       511,290
--------------------------------------------------------------------------------
                                                                 $       511,290
--------------------------------------------------------------------------------

OIL COMPANIES - EXPLORATION & PRODUCTION -- 4.2%

BP PLC                                              189,000      $     1,679,388
Harvest Natural Resources, Inc.(1)                   70,000              929,600
Plains Exploration & Production Co.(1)               30,000              582,300
Spinnaker Exploration Co.(1)                         14,000              477,960
--------------------------------------------------------------------------------
                                                                 $     3,669,248
--------------------------------------------------------------------------------

                        See notes to financial statements

SECURITY                                         SHARES          VALUE
--------------------------------------------------------------------------------
PERSONAL PRODUCTS -- 2.3%

Estee Lauder Cos., Inc. (The), Class A                6,500      $       285,675
Gillette Co. (The)                                   40,000            1,700,000
--------------------------------------------------------------------------------
                                                                 $     1,985,675
--------------------------------------------------------------------------------

PHARMACEUTICALS -- 0.7%

Isolagen, Inc.(1)                                    38,400      $       322,560
Oscient Pharmaceuticals Corp.(1)                     50,000              210,500
Pharmion Corp.(1)                                       800               39,336
--------------------------------------------------------------------------------
                                                                 $       572,396
--------------------------------------------------------------------------------

PRINTING -- 2.2%

St. Ives PLC                                        285,430      $     1,904,028
--------------------------------------------------------------------------------
                                                                 $     1,904,028
--------------------------------------------------------------------------------

PUBLISHING -- 6.7%

Promotora de Informaciones S.A. (Prisa)             145,740      $     2,315,889
Trinity Mirror PLC                                  215,650            2,505,109
Wolters Kluwer N.V. - CVA                            60,650            1,001,106
--------------------------------------------------------------------------------
                                                                 $     5,822,104
--------------------------------------------------------------------------------

RETAIL -- 1.6%

Metro Cash & Carry Ltd.(1)                        3,566,762      $     1,393,214
--------------------------------------------------------------------------------
                                                                 $     1,393,214
--------------------------------------------------------------------------------

SEMICONDUCTOR EQUIPMENT AND PRODUCTS -- 1.1%

NVIDIA Corp.(1)                                      74,000      $       922,040
--------------------------------------------------------------------------------
                                                                 $       922,040
--------------------------------------------------------------------------------

SOFTWARE -- 0.8%

Microsoft Corp.                                      16,500      $       450,450
Salesforce.com, Inc.(1)                                 800               10,400
VERITAS Software Corp.(1)                            16,000              267,520
--------------------------------------------------------------------------------
                                                                 $       728,370
--------------------------------------------------------------------------------

SPECIALTY RETAIL -- 6.1%

CVS Corp.                                            26,000      $     1,040,000
Pep Boys - Manny, Moe & Jack (The)                   26,500              421,350
Select Comfort Corp.(1)                              30,000              476,400
Tesco PLC                                           433,000            2,077,837
Tweeter Home Entertainment Group, Inc.(1)            86,500              493,915
Walgreen Co.                                         22,000              801,900
--------------------------------------------------------------------------------
                                                                 $     5,311,402
--------------------------------------------------------------------------------

TELECOMMUNICATION EQUIPMENT -- 0.6%

ECI Telecom Ltd.(1)                                  81,000      $       558,900
--------------------------------------------------------------------------------
                                                                 $       558,900
--------------------------------------------------------------------------------

TRANSPORTATION -- 4.6%

BAA PLC                                             212,000      $     2,120,859
Nippon Konpo Unyu Soko Co., Ltd.                    177,000            1,862,146
--------------------------------------------------------------------------------
                                                                 $     3,983,005
--------------------------------------------------------------------------------

UTILITIES -- 0.7%

NRG Energy, Inc.(1)                                  22,000      $       601,700
--------------------------------------------------------------------------------
                                                                 $       601,700
--------------------------------------------------------------------------------

TOTAL COMMON STOCKS
   (IDENTIFIED COST $80,212,069)                                 $    83,472,293
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS -- 1.9%

                                              PRINCIPAL
                                              AMOUNT
SECURITY                                      (000'S OMITTED)    VALUE
--------------------------------------------------------------------------------
Investors Bank and Trust Time Deposit,
1.58%, 9/1/04                                    $    1,694      $     1,694,000
--------------------------------------------------------------------------------

TOTAL SHORT-TERM INVESTMENTS
   (AT AMORTIZED COST, $1,694,000)                               $     1,694,000
--------------------------------------------------------------------------------

TOTAL INVESTMENTS -- 98.3%
   (IDENTIFIED COST $81,906,069)                                 $    85,166,293
--------------------------------------------------------------------------------

OTHER ASSETS, LESS LIABILITIES -- 1.7%                           $     1,450,797
--------------------------------------------------------------------------------

NET ASSETS -- 100.0%                                             $    86,617,090
--------------------------------------------------------------------------------

ADR - American Depositary Receipt

(1) Non-income producing security.

                        See notes to financial statements

COUNTRY CONCENTRATION OF PORTFOLIO

                           PERCENTAGE
COUNTRY                    OF NET ASSETS      VALUE
-------------------------------------------------------------
United States                   44.6%         $    38,605,707
United Kingdom                  17.6               15,275,975
Japan                            8.4                7,240,993
Canada                           4.1                3,600,349
France                           3.9                3,365,456
Republic of Korea                3.1                2,667,267
Netherlands                      3.0                2,634,247
Hong Kong                        3.0                2,573,780
Spain                            2.7                2,315,889
Switzerland                      2.4                2,116,961
Israel                           1.9                1,684,665
Singapore                        1.9                1,624,352
South Africa                     1.6                1,393,214
Taiwan                           0.1                   67,438

                        See notes to financial statements

GLOBAL GROWTH PORTFOLIO as of August 31, 2004
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

AS OF AUGUST 31, 2004

ASSETS

Investments, at value (identified cost, $81,906,069)                     $    85,166,293
Cash                                                                               1,202
Foreign currency, at value (identified cost, $753,647)                           743,977
Receivable for investments sold                                                  481,041
Interest and dividends receivable                                                250,660
Tax reclaim receivable                                                            32,776
----------------------------------------------------------------------------------------
TOTAL ASSETS                                                             $    86,675,949
----------------------------------------------------------------------------------------

LIABILITIES

Payable for investments purchased                                        $        24,872
Accrued expenses                                                                  33,987
----------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                        $        58,859
----------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO INVESTORS' INTEREST IN PORTFOLIO                $    86,617,090
----------------------------------------------------------------------------------------

SOURCES OF NET ASSETS

Net proceeds from capital contributions and withdrawals                  $    83,365,995
Net unrealized appreciation (computed on the basis of identified cost)         3,251,095
----------------------------------------------------------------------------------------
TOTAL                                                                    $    86,617,090
----------------------------------------------------------------------------------------

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED AUGUST 31, 2004

INVESTMENT INCOME

Dividends (net of foreign taxes, $166,042)                               $     1,706,813
Interest and other                                                                93,503
----------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                  $     1,800,316
----------------------------------------------------------------------------------------

EXPENSES

Investment adviser fee                                                   $       748,081
Administration fee                                                               249,351
Trustees' fees and expenses                                                       14,356
Custodian fee                                                                    195,838
Legal and accounting services                                                     37,076
Miscellaneous                                                                      4,216
----------------------------------------------------------------------------------------
TOTAL EXPENSES                                                           $     1,248,918
----------------------------------------------------------------------------------------
Deduct --
   Reduction of custodian fee                                            $            27
----------------------------------------------------------------------------------------
TOTAL EXPENSE REDUCTIONS                                                 $            27
----------------------------------------------------------------------------------------

NET EXPENSES                                                             $     1,248,891
----------------------------------------------------------------------------------------

NET INVESTMENT INCOME                                                    $       551,425
----------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain (loss) --
   Investment transactions (identified cost basis)                       $     7,104,476
   Foreign currency and forward foreign currency exchange
      contract transactions                                                     (169,728)
----------------------------------------------------------------------------------------
NET REALIZED GAIN                                                        $     6,934,748
----------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
   Investments (net of foreign taxes of ($20,307))
      (identified cost basis)                                            $    (1,566,676)
   Foreign currency and forward foreign currency exchange
      contracts                                                                   (7,557)
----------------------------------------------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                     $    (1,574,233)
----------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN                                         $     5,360,515
----------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS FROM OPERATIONS                               $     5,911,940
----------------------------------------------------------------------------------------

                        See notes to financial statements

STATEMENTS OF CHANGES IN NET ASSETS

                                                          YEAR ENDED         YEAR ENDED
                                                          AUGUST 31, 2004    AUGUST 31, 2003
--------------------------------------------------------------------------------------------
INCREASE (DECREASE)
IN NET ASSETS

From operations --
   Net investment income                                  $       551,425    $       340,425
   Net realized gain (loss)
      from investments and
      foreign currency transactions                             6,934,748         (1,215,767)
   Net change in unrealized
      appreciation (depreciation)
      from investments and foreign currency                    (1,574,233)        13,858,554
--------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM OPERATIONS                $     5,911,940    $    12,983,212
--------------------------------------------------------------------------------------------
Capital transactions --
   Contributions                                          $     8,698,998    $    45,660,906
   Withdrawals                                                (27,066,514)       (69,128,396)
--------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS FROM
   CAPITAL TRANSACTIONS                                   $   (18,367,516)   $   (23,467,490)
--------------------------------------------------------------------------------------------

NET DECREASE IN NET ASSETS                                $   (12,455,576)   $   (10,484,278)
--------------------------------------------------------------------------------------------

NET ASSETS

At beginning of year                                      $    99,072,666    $   109,556,944
--------------------------------------------------------------------------------------------
AT END OF YEAR                                            $    86,617,090    $    99,072,666
--------------------------------------------------------------------------------------------

                        See notes to financial statements

SUPPLEMENTARY DATA

                                                                                 YEAR ENDED AUGUST 31,
                                                        ----------------------------------------------------------------------
                                                           2004          2003          2002            2001           2000
------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA

Ratios (As a percentage of average daily net assets):
   Expenses                                                    1.25%         1.24%         1.15%           1.11%          1.13%
   Expenses after custodian fee reduction                      1.25%         1.24%         1.15%           1.11%          1.13%
   Net investment income (loss)                                0.55%         0.35%         0.08%           0.08%         (0.13)%
Portfolio Turnover                                              164%           93%          107%            160%           173%
------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(1)                                                5.42%        15.23%       (17.67)%            --             --
------------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S OMITTED)                 $    86,617   $    99,073   $   109,557     $   204,969    $   334,611
------------------------------------------------------------------------------------------------------------------------------

(1) Total return is required to be disclosed for fiscal years beginning after December 15, 2000.

                        See notes to financial statements

GLOBAL GROWTH PORTFOLIO as of August 31, 2004
NOTES TO FINANCIAL STATEMENTS

1  SIGNIFICANT ACCOUNTING POLICIES

   Global Growth Portfolio (formerly known as Information Age Portfolio) (the Portfolio) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company, which was organized as a trust under the laws of the State of New York on June 1, 1995. The Portfolio seeks to provide long-term capital growth by investing in a global and diversified portfolio of securities expected to grow in value. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At August 31, 2004, the Eaton Vance Global Growth Fund held an approximate 99.9% interest in the Portfolio. The following is a summary of the significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

   A INVESTMENT VALUATIONS -- Securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on NASDAQ National Market System generally are valued at the official NASDAQ closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. Exchange-traded options are valued at the last sale price for the day of valuation as quoted on the principal exchange or board of trade on which the options are traded or, in the absence of sales on such date, at the mean between the latest bid and asked prices therefore. Futures positions on securities and currencies generally are valued at closing settlement prices. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost. If short-term debt securities were acquired with a remaining maturity of more than 60 days, their amortized cost value will be based on their value on the sixty-first day prior to maturity. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. The daily valuation of foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. The Portfolio may rely on an independent fair valuation service in adjusting the valuations of foreign securities. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. Investments held by the Portfolio for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

   B INCOME TAXES -- The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate at least annually among its investors each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio's understanding of the applicable countries' tax rules and rates.

   C FINANCIAL FUTURES CONTRACTS -- Upon the entering of a financial futures contract, the Portfolio is required to deposit (initial margin) either in cash or securities an amount equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by the Portfolio (margin maintenance) each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by the Portfolio. The Portfolio's investment in financial futures contracts is designed only to hedge against anticipated future changes in interest or currency exchange rates. Should interest or currency exchange rates move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

   D OPTIONS ON FINANCIAL FUTURES -- Upon the purchase of a put option on foreign currency by the Portfolio, the premium paid is recorded as an investment, the value of which is marked-to-market daily. When the purchased option expires, the Portfolio will realize a loss in the amount of the cost of the option. When the Portfolio enters into a closing sales transaction, the Portfolio will realize a gain or loss depending upon whether the sales proceeds from the closing sales transaction are greater or less than the cost of the option. When the Portfolio exercises a put option, settlement is made in cash. The risk associated with purchasing options is limited to the premium originally paid.

   E FOREIGN CURRENCY TRANSLATION -- Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Realized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

   F FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar. The Portfolio will enter into forward contracts for hedging purposes as well as non-hedging purposes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until such time as the contracts have been closed or offset.

   G EXPENSE REDUCTION -- Investors Bank & Trust Company (IBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Portfolio maintains with IBT. All credit balances used to reduce the Portfolio's custodian fees are reported as a reduction of total expenses on the Statement of Operations.

   H USE OF ESTIMATES -- The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

   I INDEMNIFICATIONS -- Under the Portfolio's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the event that the Portfolio fails to satisfy such liabilities and obligations; provided, however, that, to the extent assets are available in the Portfolio, the Portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

   J OTHER -- Investment transactions are accounted for on a trade-date basis. Dividend income is recorded on the ex-dividend date. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Interest income is recorded on the accrual basis.

2  INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

   The investment adviser fee is earned by Boston Management and Research (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), and Lloyd George Investment Management (Bermuda) Limited, an affiliate of EVM (the Advisers), as compensation for management and investment advisory services rendered to the Portfolio. Under the advisory agreement, the Advisers receive a monthly fee, divided equally between them, of 0.0625% (0.75% annually) of the average daily net assets of the Portfolio up to $500,000,000, and at reduced rates as daily net assets exceed that level. For the year ended August 31, 2004, the adviser fee was 0.75% of average net assets for such period and amounted to $748,081. In addition, an administrative fee is earned by EVM for managing and administering the business affairs of the Portfolio. Under the administration agreement, EVM earns a monthly fee in the amount of 1/48th of 1% (equal to 0.25% annually) of the average daily net assets of the Portfolio up to $500,000,000, and at reduced rates as daily net assets exceed that level. For the year ended August 31, 2004, the administration fee was 0.25% of average net assets for such period and amounted to $249,351. Except as to the Trustees of the Portfolio who are not members of the Advisers or EVM's organization, officers and Trustees receive remuneration for their services to the Portfolio out of such investment adviser and administrative fees.

   Trustees of the Portfolio that are not affiliated with the Advisers may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended August 31, 2004, no significant amounts have been deferred.

   Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  INVESTMENT TRANSACTIONS

   Purchases and sales of investments, other than short-term obligations, aggregated $153,922,338 and $169,883,420, respectively, for the year ended August 31, 2004.

4  FEDERAL INCOME TAX BASIS OF UNREALIZED APPRECIATION (DEPRECIATION)

   The cost and unrealized appreciation (depreciation) in value of the investments owned at August 31, 2004, as computed on a federal income tax basis, are as follows:

   AGGREGATE COST                                                $    82,473,891
   -----------------------------------------------------------------------------

   Gross unrealized appreciation                                 $     7,729,934
   Gross unrealized depreciation                                      (5,037,532)
   -----------------------------------------------------------------------------

   NET UNREALIZED APPRECIATION                                   $     2,692,402
   -----------------------------------------------------------------------------

   The net unrealized depreciation on foreign currency was $9,129.

5  RISKS ASSOCIATED WITH FOREIGN INVESTMENTS

   Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers, and issuers than in the United States.

6  FINANCIAL INSTRUMENTS

   The Portfolio regularly trades in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments may include written options, forward foreign currency exchange contracts and financial futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

   The Portfolio did not have any open obligations under these financial instruments at August 31, 2004.

7  LINE OF CREDIT

   The Portfolio participates with other portfolios and funds managed by BMR and EVM and its affiliates in a $150 million unsecured line of credit agreement with a group of banks. Borrowings will be made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each portfolio or fund based on its borrowings at an amount above either the Eurodollar rate or federal funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the facility is allocated among the participating funds and portfolios at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the year ended August 31, 2004.

8  NAME CHANGE

   Effective January 1, 2004, the Information Age Portfolio's name was changed to Global Growth Portfolio.

GLOBAL GROWTH PORTFOLIO as of August 31, 2004
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE TRUSTEES AND INVESTORS OF GLOBAL GROWTH PORTFOLIO:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the supplementary data present fairly, in all material respects, the financial position of Global Growth Portfolio (formerly Information Age Portfolio) (the "Portfolio") at August 31, 2004, and the results of its operations, the changes in its net assets and the supplementary data for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and supplementary data (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
Boston, Massachusetts
October 26, 2004

EATON VANCE GLOBAL GROWTH FUND

MANAGEMENT AND ORGANIZATION

FUND MANAGEMENT. The Trustees of Eaton Vance Growth Trust (the Trust) and Global Growth Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust's and Portfolio's affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer, with the exception of Messrs. Chen and Lloyd George, is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research, "EVD" refers to Eaton Vance Distributors, Inc., "Atlanta Capital" refers to Atlanta Capital Management Company, LLC, "LGM" refers to Lloyd George Management (B.V.I.) Limited and "Lloyd George" refers to Lloyd George Management (Bermuda) Limited. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund's principal underwriter, the Portfolio's placement agent and a wholly-owned subsidiary of EVM. Lloyd George is a wholly-owned subsidiary of LGM.

                        POSITION(S)      TERM OF                               NUMBER OF PORTFOLIOS
                          WITH THE     OFFICE AND                                 IN FUND COMPLEX
      NAME AND         TRUST AND THE    LENGTH OF    PRINCIPAL OCCUPATION(S)        OVERSEEN BY
    DATE OF BIRTH        PORTFOLIO       SERVICE     DURING PAST FIVE YEARS          TRUSTEE(1)        OTHER DIRECTORSHIPS HELD
---------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE(S)

James B. Hawkes           Trustee      Trustee of   Chairman, President and            195                 Director of EVC
11/9/41                                the Trust    Chief Executive Officer
                                       since 1989;  of BMR, EVC, EVM
                                         of the     and EV; Director of EV;
                                       Portfolio    Vice President and
                                       since 1995   Director of EVD. Trustee
                                                    and/or officer of
                                                    195 registered investment
                                                    companies in the Eaton
                                                    Vance Fund Complex.
                                                    Mr. Hawkes is an
                                                    interested person because
                                                    of his positions with
                                                    BMR, EVM, EVC and EV
                                                    which are affiliates of
                                                    the Trust and the
                                                    Portfolio.

Hon. Robert Lloyd       Trustee and     Trustee     Chief Executive Officer             5                  Chairman of LGM
George(2)                 Vice of     since 1996;   of LGM and Lloyd George.
8/13/52                President the      Vice      Mr. LloydGeorge is an
                         Portfolio      President   interested person because
                                       since 1995   of his positions with LGM
                                                    and Lloyd George, which
                                                    are affiliates of the
                                                    Portfolio.

NONINTERESTED TRUSTEE(S)

Edward K.Y. Chen(2)     Trustee of     Since 1996   President of Lingnan                5            Director of First Pacific
1/14/45                the Portfolio                University in Hong Kong.                          Company, Asia Satellite
                                                                                                         Telecommunications
                                                                                                       Holdings Ltd. and Wharf
                                                                                                     Holdings Limited (property
                                                                                                           management and
                                                                                                           communications)


Samuel L. Hayes, III      Trustee     Trustee of    Jacob H. Schiff Professor          196           Director of Tiffany & Co.
2/23/35                               the Trust     of Investment Banking                            (specialty retailer) and
                                      since 1989;   Emeritus, Harvard                                       Telect, Inc.
                                      of the        University Graduate                              (telecommunication services
                                      Portfolio     School of Business                                        company)
                                      since 1995    Administration.

William H. Park           Trustee      Since 2003   President and Chief                194                       None
9/19/47                                             Executive Officer, Prizm
                                                    Capital Management, LLC
                                                    (investment management
                                                    firm) (since 2002).
                                                    Executive Vice President
                                                    and Chief Financial
                                                    Officer, United Asset
                                                    Management Corporation (a
                                                    holding company owning
                                                    institutional investment
                                                    management firms)
                                                    (1982-2001).

Ronald A. Pearlman        Trustee      Since 2003   Professor of Law,                  194                       None
7/10/40                                             Georgetown University Law
                                                    Center (since 1999). Tax
                                                    Partner, Covington &
                                                    Burling, Washington, DC
                                                    (1991-2000).

                        POSITION(S)      TERM OF                               NUMBER OF PORTFOLIOS
                          WITH THE     OFFICE AND                                 IN FUND COMPLEX
      NAME AND         TRUST AND THE    LENGTH OF    PRINCIPAL OCCUPATION(S)        OVERSEEN BY
    DATE OF BIRTH        PORTFOLIO       SERVICE     DURING PAST FIVE YEARS          TRUSTEE(1)        OTHER DIRECTORSHIPS HELD
---------------------------------------------------------------------------------------------------------------------------------
NONINTERESTED TRUSTEE(S) (CONTINUED)

Norton H. Reamer          Trustee      Trustee of   President, Chief                   195                       None
9/21/35                                the Trust    Executive Officer and a
                                       since 1989;  Director of Asset
                                         of the     Management Finance Corp.
                                       Portfolio    (a specialty finance
                                       since 1995   company serving the
                                                    investment management
                                                    industry) (since October
                                                    2003). President, Unicorn
                                                    Corporation (an
                                                    investment and financial
                                                    advisory services
                                                    company) (since September
                                                    2000). Formerly,
                                                    Chairman, Hellman, Jordan
                                                    Management Co., Inc. (an
                                                    investment management
                                                    company) (2000-2003).
                                                    Formerly, Advisory
                                                    Director of Berkshire
                                                    Capital Corporation
                                                    (investment banking firm)
                                                    (2002-2003). Formerly,
                                                    Chairman of the Board,
                                                    United Asset Management
                                                    Corporation (a holding
                                                    company owning
                                                    institutional investment
                                                    management firms) and
                                                    Chairman, President and
                                                    Director, UAM Funds
                                                    (mutual funds)
                                                    (1980-2000).

Lynn A. Stout             Trustee      Since 1998   Professor of Law,                  195                       None
9/14/57                                             University of California
                                                    at Los Angeles School of
                                                    Law (since July2001).
                                                    Formerly, Professor of
                                                    Law, Georgetown
                                                    University Law Center.

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

                             POSITION(S)         TERM OF
                               WITH THE        OFFICE AND
       NAME AND               TRUST AND         LENGTH OF                           PRINCIPAL OCCUPATION(S)
     DATE OF BIRTH          THE PORTFOLIO        SERVICE                             DURING PAST FIVE YEARS
---------------------------------------------------------------------------------------------------------------------------------
Thomas E. Faust Jr.        President of the   Since 2002(3)   Executive Vice President of EVM, BMR, EVC and EV; Chief Investment
5/31/58                         Trust                         Officer of EVM and BMR and Director of EVC. Chief Executive Officer
                                                              of Belair Capital Fund LLC, Belcrest Capital Fund LLC, Belmar
                                                              Capital Fund LLC, Belport Capital Fund LLC and Belrose Capital Fund
                                                              LLC (private investment companies sponsored by EVM). Officer of
                                                              57 registered investment companies managed by EVM or BMR.

Gregory L. Coleman        Vice President of    Since 2001     Partner of Atlanta Capital. Officer of 10 registered investment
10/28/49                       theTrust                       companies managed by EVM or BMR.

Arieh Coll                Vice President of    Since 2003     Vice President of EVM and BMR. Officer of 7 registered investment
11/9/63                      the Portfolio                    companies managed by EVM and BMR.

Duncan W. Richardson         President of      Since 2002     Senior Vice President and Chief Equity Investment Officer of EVM
10/26/57                     the Portfolio                    and BMR. Officer of 43 registered investment companies managed by
                                                              EVM or BMR.


James A. Womack           Vice President of    Since 2001     Vice President of Atlanta Capital. Officer of 10 registered
11/20/68                       the Trust                      investment companies managed by EVM or BMR.

Alan R. Dynner                Secretary        Since 1997     Vice President, Secretary and Chief Legal Officer of BMR, EVM, EVD,
10/10/40                                                      EV and EVC. Officer of 195 registered investment companies managed by EVM or BMR.

William J. Austin, Jr.       Treasurer of     Since 2002(3)   Vice President of EVM and BMR. Officer of 56 registered investment
12/27/51                     the Portfolio                    companies managed by EVM or BMR.

                             POSITION(S)         TERM OF
                               WITH THE        OFFICE AND
       NAME AND               TRUST AND         LENGTH OF                           PRINCIPAL OCCUPATION(S)
     DATE OF BIRTH          THE PORTFOLIO        SERVICE                             DURING PAST FIVE YEARS
---------------------------------------------------------------------------------------------------------------------------------
James L. OConnor          Treasurer of the    Since 1989     Vice President of BMR, EVM and EVD. Officer of 116 registered
4/1/45                          Trust                         investment companies managed by EVM or BMR.

(1)  Includes both master and feeder funds in a master-feeder structure.

(2) The business address for Mr. Lloyd George is 3803 One Exchange Square, Central, Hong Kong and for Mr. Chen is President's Office, Lingnan College, Tuen Mun, Hong Kong.

(3) Prior to 2002, Mr. Faust served as Vice President of the Trust since 1999 and Mr. Austin served as Assistant Treasurer of the Portfolio since 2001.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and Portfolio and can be obtained without charge by calling 1-800-225-6265.

              SPONSOR AND MANAGER OF EATON VANCE GLOBAL GROWTH FUND
                  AND ADMINISTRATOR OF GLOBAL GROWTH PORTFOLIO
                             EATON VANCE MANAGEMENT
                            The Eaton Vance Building
                                255 State Street
                                Boston, MA 02109

                     CO-ADVISERS OF GLOBAL GROWTH PORTFOLIO
                         BOSTON MANAGEMENT AND RESEARCH
                            The Eaton Vance Building
                                255 State Street
                                Boston, MA 02109

              LLOYD GEORGE INVESTMENT MANAGEMENT (BERMUDA) LIMITED
                            3808 One Exchange Square
                               Central, Hong Kong

                              PRINCIPAL UNDERWRITER
                         EATON VANCE DISTRIBUTORS, INC.
                            The Eaton Vance Building
                                255 State Street
                                Boston, MA 02109
                                 (617) 482-8260

                                    CUSTODIAN
                         INVESTORS BANK & Trust Company
                              200 Clarendon Street
                                Boston, MA 02116

                                 TRANSFER AGENT
                                    PFPC INC.
                             Attn: Eaton Vance Funds
                                  P.O. Box 9653
                            Providence, RI 02940-9653
                                 (800) 262-1122

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
                           PRICEWATERHOUSECOOPERS LLP
                                 125 High Street
                                Boston, MA 02110

                         EATON VANCE GLOBAL GROWTH FUND
                            THE EATON VANCE BUILDING
                                255 STATE STREET
                                BOSTON, MA 02109

      This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund's investment objective(s), risks, and charges and expenses. The Fund's current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 800-225-6265.

424-4/04                                                                   IASRC

[EV LOGO]

[GRAPHIC IMAGE]

ANNUAL REPORT AUGUST 31, 2004

[GRAPHIC IMAGE]

EATON VANCE GROWTH FUND

[GRAPHIC IMAGE]

                                EATON VANCE FUNDS
                             EATON VANCE MANAGEMENT
                         BOSTON MANAGEMENT AND RESEARCH
                         EATON VANCE DISTRIBUTORS, INC.

                                 PRIVACY NOTICE

The Eaton Vance organization is committed to ensuring your financial privacy. This notice is being sent to comply with privacy regulations of the Securities and Exchange Commission. Each of the above financial institutions has in effect the following policy with respect to nonpublic personal information about its customers:

- Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected.

- None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account).

- Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

        For more information about Eaton Vance's privacy policies, call:
                                 1-800-262-1122.

                                IMPORTANT NOTICE
                              REGARDING DELIVERY OF
                              SHAREHOLDER DOCUMENTS

The Securities and Exchange Commission permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

EATON VANCE, OR YOUR FINANCIAL ADVISER, MAY HOUSEHOLD THE MAILING OF YOUR DOCUMENTS INDEFINITELY UNLESS YOU INSTRUCT EATON VANCE, OR YOUR FINANCIAL ADVISER, OTHERWISE.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

The Fund will file a schedule of its portfolio holdings on Form N-Q with the Securities and Exchange Commission (the "SEC") for the first and third quarters of each fiscal year. The Fund's Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures without charge, upon request, by calling 1-800-262-1122. This description is also available on the Securities and Exchange Commission's website at http://www.sec.gov.

EATON VANCE GROWTH FUND as of August 31, 2004
LETTER TO SHAREHOLDERS

[PHOTO OF THOMAS E. FAUST JR.]
Thomas E. Faust Jr.
President

For the year ended August 31, 2004, Eaton Vance Growth Fund Class A shares had a total return of -3.96%. That return was the result of a decrease in net asset value (NAV) per share from $6.31 on August 31, 2003, to $6.06 on August 31, 2004.(1)

Class B shares had a total return of -4.64% for the same period, the result of a decrease in NAV per share from $12.06 to $11.50.(1)

Class C shares had a total return of -4.60% for the same period, the result of a decrease in NAV per share from $10.43 to $9.95.(1)

For comparison, the Standard & Poors 500 Composite Index (the "S&P 500") had a total return of 11.45% for the year ended August 31, 2004, while the average return of funds in the Lipper Mid-Cap Growth Classification was 2.40% for the same period.(2)

For the one-year period ended August 31, 2004, growth stocks lagged their value counterparts, as investors took a more conservative stance, favoring defensive investments over higher potential (but also more risky) growth stocks.

THE CONTINUED APPEAL OF GROWTH STOCKS ...

We believe fearful investor sentiment, rather than a deterioration in fundamentals, has taken precedence in the market recently. Growth Fund will continue to seek investments in companies expected to grow at rates exceeding that of the U.S. economy, and which are reasonably priced in relation to their fundamental value. In the following pages, portfolio manager Arieh Coll shares his insights with shareholders about the Fund's performance over the past year.

Sincerely,

/s/ Thomas E. Faust Jr.

Thomas E. Faust Jr.
President
October 6, 2004


FUND INFORMATION
AS OF AUGUST 31, 2004

PERFORMANCE(3)                                              CLASS A     CLASS B     CLASS C
-------------------------------------------------------------------------------------------
Average Annual Total Returns (at net asset value)

One Year                                                      -3.96%      -4.64%      -4.60%
Five Years                                                    -4.27       -5.05       -5.06
Ten Years                                                      5.80        N.A.        N.A.
Life of Fund+                                                  8.94        5.11        4.66
SEC Average Annual Total Returns
  (including sales charge or applicable CDSC)

One Year                                                      -9.42%      -9.41%      -5.56%
Five Years                                                    -5.40       -5.37       -5.06
Ten Years                                                      5.17        N.A.        N.A.
Life of Fund+                                                  8.82        5.11        4.66

+  Inception Dates - Class A: 8/1/52; Class B: 9/13/94; Class C:11/7/94

(1) THESE RETURNS ARE HISTORICAL AND DO NOT INCLUDE THE 5.75% MAXIMUM SALES CHARGE FOR THE FUND'S CLASS A SHARES OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE (CDSC) FOR CLASS B AND CLASS C SHARES. IF THE SALES CHARGE WAS DEDUCTED, THE PERFORMANCE WOULD BE REDUCED.

(2)  IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX OR A LIPPER
     CLASSIFICATION.

(3) SEC RETURNS FOR CLASS A REFLECT THE MAXIMUM 5.75% SALES CHARGE. SEC RETURNS FOR CLASS B REFLECT APPLICABLE CDSC BASED ON THE FOLLOWING SCHEDULE: 5% - 1ST AND 2ND YEARS; 4% - 3RD YEAR; 3% - 4TH YEAR; 2% - 5TH YEAR; 1% - 6TH YEAR. SEC 1-YEAR RETURN FOR CLASS C REFLECTS 1% CDSC.

 PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. RETURNS ARE HISTORICAL AND
    ARE CALCULATED BY DETERMINING THE PERCENTAGE CHANGE IN NET ASSET VALUE OR OFFERING PRICE (AS APPLICABLE) WITH ALL DISTRIBUTIONS REINVESTED. INVESTMENT
RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE IS FOR THE STATED TIME
  PERIOD ONLY; DUE TO MARKET VOLATILITY, THE FUND'S CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE QUOTED RETURN. FOR PERFORMANCE AS OF THE MOST RECENT
                 MONTH-END, PLEASE REFER TO WWW.EATONVANCE.COM.

  MUTUAL FUND SHARES ARE NOT INSURED BY THE FDIC AND ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE SUBJECT
       TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL INVESTED.

EATON VANCE GROWTH FUND as of August 31, 2004
MANAGEMENT DISCUSSION

AN INTERVIEW WITH ARIEH COLL, VICE PRESIDENT AND PORTFOLIO MANAGER OF GROWTH PORTFOLIO

[PHOTO OF ARIEH COLL]
Arieh Coll
Portfolio Manager

Q: ARIEH, AFTER POSTING STRONG RETURNS LAST YEAR, THE FUND LAGGED THE S&P 500
   THIS YEAR. WHAT WAS THE ENVIRONMENT LIKE OVER THE YEAR ENDED AUGUST 31, 2004?
A: MR. COLL: In what was a period of modestly positive returns for growth stocks as a group, Growth Fund lagged both its benchmark, the S&P 500, as well as its peer group, the Lipper Mid-Cap Growth Classification, for the year ended August 31, 2004.* The market continued to be volatile. Following a strong run-up in 2003, in the first half of 2004, U.S. equity markets consolidated those prior gains, effectively trading in a tight range for much of the period. Optimism regarding an improving economy and accelerating earnings growth at the start of the year gave way to concerns about potential inflation and impending interest rate increases by the Federal Reserve. Also weighing on investors' minds was the uncertainty of the situation in Iraq. Towards the end of this one-year period, the broader market rebounded, but it was value stocks that led the way, not growth stocks.

Q: WHAT CAN YOU TELL US ABOUT THE FUND'S PERFORMANCE RELATIVE TO THE S&P 500 and
   ITS PEER LIPPER GROUP?
A: The S&P500 is a broad-based index that is made up of both value stocks and growth stocks - it's about a 50/50 split. In the last year, the market has become more risk-averse. The Fund's Portfolio is invested primarily in growth stocks, and as value stocks came into favor this year and outperformed during the period, that hurt our numbers when compared to the broad market index. However, if you look at the Lipper Classification of mid-cap growth stocks, it is a much closer match to the composition of our Portfolio. We did underperform here as well, but the numbers were more in line.

Q: WHAT SPECIFICALLY ACCOUNTED FOR THE FUND'S UNDERPERFORMANCE?
A: Underperformance relative to the peer group was primarily a function of the Portfolio having held five specific stocks that declined during the period. One such stock was our largest holding last year; it was a drug company that had great success with a new product, but failed to keep up its generic drug business, and consequently, its stock price suffered. Also, there were a number of health care stocks that were up over the past year that unfortunately we didn't own.

[CHART]

COMMON STOCK INVESTMENTS BY SECTOR+
By total common stocks

Information Technology                         31.4%
Industrials                                    13.0%
Consumer Staples                               10.5%
Health Care                                     9.6%
Financials                                      9.4%
Telecommunications                              8.2%
Consumer Discretionary                          8.1%
Energy                                          6.3%
Materials                                       2.1%
Utilities                                       1.4%

+ As of August 31, 2004. Sector positions subject to change due to active management.

*  It is not possible to invest directly in an Index or a Lipper Classification.

   In the consumer discretionary area, there were a few stocks that didn't perform well. One was an Internet travel company that experienced a slowdown in growth; another was a gaming equipment manufacturer whose stock price suffered a short-term correction.

   Individual stock selection tends to be the primary driver of relative returns for a portfolio such as ours; the performance of just a handful of stocks can have a strong effect on performance. In this case, five stocks out of between 55 and 60 over the course of the year accounted for all of our underperformance relative to the Lipper Mid-Cap Growth Classification.*

Q: WHAT WERE THE AREAS OF POSITIVE PERFORMANCE?
A: One of our biggest positions over the past year has been in the company that makes a very successful wireless handheld device. The stock tripled during the time period. Also, despite the short-term correction in one gaming stock I mentioned earlier, we also have other positions in gaming stocks that did very well. We also were anticipating the recovery in the art auction market; companies we held in that group are recovering from the recession in that group and were good performers for us.

   One of the worst performing sectors in the broad market over the past year was technology, but our average technology holding was up for the year. This is an example of how stock selection can greatly influence relative returns on the upside as well.

Q: DO YOU HAVE ANY FINAL COMMENTS FOR OUR SHAREHOLDERS?
A: For the last three or four years, the consumer has driven the growth of the U.S. economy, while business spending was down. We are now more pessimistic about consumer spending: tax cuts are spent, the wave of home refinancing has subsided, and gas prices are up 50% year-over-year, taking away from discretionary income. Therefore, we are under-weighting companies that sell discretionary products to consumers.

   On the other hand, we are overweighted in tech stocks. Even though the sector as a whole was down over the past year, we found attractive investments, and we hope to continue that going forward.

   We continue to believe that growth stocks merit investor consideration. Historically, growth funds have tended to lag in bear markets, due to their higher valuations and higher risk profiles. In bull markets, the situation has historically been the reverse, and growth funds have tended to beat the stock market indexes.

TEN LARGEST HOLDINGS+
By total net assets

  PalmOne, Inc.                                          10.4%
  Research in Motion. Ltd.                                5.0
  NIIHoldings, Inc., Class B                              4.4
  Gillette Co., (The)                                     3.3
  Affiliated Computer Services, Inc. Class A              3.2
  Sirva, Inc.                                             3.2
  WMS Industries, Inc.                                    2.7
  Harvest Natural Resources, Inc.                         2.6
  Sotheby's Holdings, Inc.                                2.5
  Citizens Communications Co.                             2.5

*  It is not possible to invest directly in a Lipper Classification.

+ Ten Largest Holdings accounted for 39.8% of net assets as of August 31, 2004. Holdings subject to change due to active management.

THE VIEWS EXPRESSED IN THIS REPORT ARE THOSE OF THE PORTFOLIO MANAGER AND ARE CURRENT ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THESE VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS, AND EATON VANCE DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR A FUND ARE BASED ON MANY FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY FUND.

EATON VANCE GROWTH FUND as of August 31, 2004
PERFORMANCE

[CHART]

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EATON VANCE GROWTH FUND, CLASS A VS. THE S&P 500*

August 31, 1994 - August 31, 2004

                                                              EATON VANCE GROWTH
                                                                 FUND, CLASS A
                        EATON VANCE GROWTH                     INCLUDING MAXIMUM
   DATE                    FUND, CLASS A                         SALES CAHRGE                     S&P 500
 8/31/1994                      10000                                  9425                         10000
 9/30/1994                    9760.54                               9194.55                       9755.66
10/31/1994                    9974.92                               9396.49                       9974.52
11/30/1994                    9596.61                               9040.12                       9611.75
12/31/1994                    9619.38                               9061.57                       9754.06
 1/31/1995                     9674.9                               9113.87                      10006.83
 2/28/1995                    10105.2                               9519.23                      10396.43
 3/31/1995                    10411.5                               9807.76                      10702.72
 4/30/1995                    10467.2                               9860.21                      11017.64
 5/31/1995                    10731.6                              10109.34                      11457.12
 6/30/1995                    11079.6                              10437.14                      11722.99
 7/31/1995                    11399.8                              10738.71                      12111.58
 8/31/1995                    11594.6                              10922.28                      12141.81
 9/30/1995                    11845.4                              11158.51                      12653.93
10/31/1995                    11636.4                               10961.6                      12608.72
11/30/1995                    12096.3                              11394.81                       13161.6
12/31/1995                    12430.8                              11709.99                      13415.13
 1/31/1996                    12748.4                               12009.2                      13871.18
 2/29/1996                    13066.1                              12308.41                      14000.23
 3/31/1996                    13160.1                                 12397                      14135.02
 4/30/1996                    13536.5                              12751.59                      14343.23
 5/31/1996                    13912.9                              13106.18                       14712.5
 6/30/1996                    13666.8                              12874.33                      14768.59
 7/31/1996                    12856.1                               12110.6                      14116.48
 8/31/1996                    13377.3                              12601.57                      14414.68
 9/30/1996                    13994.2                              13182.74                      15225.25
10/31/1996                    14037.8                              13223.76                      15644.89
11/30/1996                    14879.7                              14016.92                      16826.41
12/31/1996                    14698.1                              13845.79                      16493.09
 1/31/1997                    15738.9                              14826.29                      17522.95
 2/28/1997                    15723.2                              14811.43                      17660.52
 3/31/1997                    15013.5                              14142.91                      16936.22
 4/30/1997                      15802                              14885.71                      17946.39
 5/31/1997                    16905.9                              15925.63                      19038.22
 6/30/1997                    17552.5                              16534.73                      19890.66
 7/31/1997                    18845.7                              17752.92                      21472.44
 8/31/1997                    17793.1                              16761.33                      20270.42
 9/30/1997                    18754.9                              17667.35                      21379.93
10/31/1997                    18394.2                              17327.59                       20666.7
11/30/1997                    18806.4                              17715.88                      21622.62
12/31/1997                      18891                              17795.56                       21993.7
 1/31/1998                    18995.9                              17894.42                      22236.73
 2/28/1998                    20640.1                               19443.3                      23839.61
 3/31/1998                    21672.1                              20415.46                      25059.43
 4/30/1998                    22231.9                              20942.74                      25311.42
 5/31/1998                    21287.3                              20052.96                      24876.95
 6/30/1998                    21637.2                              20382.51                       25886.7
 7/31/1998                    21304.8                              20069.44                      25611.74
 8/31/1998                    18051.4                              17004.65                      21912.62
 9/30/1998                    19328.3                              18207.49                      23316.43
10/31/1998                    20675.1                              19476.25                      25211.33
11/30/1998                    21462.2                              20217.73                      26738.72
12/31/1998                    22350.7                              21054.67                      28278.52
 1/31/1999                    22526.5                              21220.29                      29460.58
 2/28/1999                    22218.8                              20930.45                      28545.11
 3/31/1999                      22109                              20826.94                      29686.87
 4/30/1999                    23273.7                              21924.18                      30836.47
 5/31/1999                    22482.6                              21178.88                      30109.34
 6/30/1999                    23911.1                              22524.56                         31779
 7/31/1999                    22900.1                              21572.23                      30787.66
 8/31/1999                    21867.2                              20599.21                      30635.24
 9/30/1999                    21273.8                              20040.23                      29796.44
10/31/1999                    22218.8                              20930.45                      31681.18
11/30/1999                    22526.5                              21220.29                      32325.15
12/31/1999                      23355                              22000.75                      34227.85
 1/31/2000                    22104.3                              20822.52                      32508.37
 2/29/2000                    22650.1                              21336.66                      31893.64
 3/31/2000                    22172.5                              20886.79                      35011.74
 4/30/2000                    21194.6                              19965.63                      33958.76
 5/31/2000                    20694.3                              19494.34                      33261.66
 6/30/2000                    21376.6                              20137.01                       34081.8
 7/31/2000                    21285.6                              20051.32                      33549.44
 8/31/2000                    23559.7                              22193.55                      35632.17
 9/30/2000                    23468.7                              22107.87                      33751.51
10/31/2000                    22337.4                              21042.09                      33608.34
11/30/2000                    19842.5                              18691.93                      30960.61
12/31/2000                    21002.9                              19785.03                       31112.5
 1/31/2001                    22163.3                              20878.13                      32215.67
 2/28/2001                    19233.3                              18118.06                      29280.08
 3/31/2001                    16390.4                              15439.98                      27426.21
 4/30/2001                    18595.1                              17516.86                      29555.82
 5/31/2001                    19001.3                              17899.44                      29754.09
 6/30/2001                    19697.5                               18555.3                      29030.18
 7/31/2001                    18740.2                              17653.49                      28744.29
 8/31/2001                      18189                              17134.27                      26946.65
 9/30/2001                      15114                              14237.57                      24770.82
10/31/2001                    16535.5                              15576.61                      25243.45
11/30/2001                      18044                              16997.64                      27179.31
12/31/2001                    18682.2                              17598.84                      27417.55
 1/31/2002                    17898.9                                 16861                      27017.66
 2/28/2002                    16796.5                              15822.56                      26496.51
 3/31/2002                    18595.1                              17516.86                      27493.14
 4/30/2002                    18682.2                              17598.84                      25827.02
 5/31/2002                    17492.8                              16478.42                      25637.42
 6/30/2002                    15810.2                              14893.43                       23811.9
 7/31/2002                    13692.5                              12898.53                      21956.21
 8/31/2002                    13808.6                              13007.84                      22099.95
 9/30/2002                    12909.3                              12160.69                      19700.28
10/31/2002                    13750.5                              12953.18                      21432.59
11/30/2002                      15172                              14292.22                      22692.86
12/31/2002                    13692.5                              12898.53                      21360.39
 1/31/2003                    13141.3                              12379.31                      20801.89
 2/28/2003                    12677.2                              11942.07                      20489.31
 3/31/2003                    13170.3                              12406.64                       20687.7
 4/30/2003                    14301.7                               13472.4                      22390.94
 5/31/2003                    15984.3                              15057.39                      23569.54
 6/30/2003                    16709.5                              15740.58                      23870.64
 7/31/2003                    17637.8                              16615.05                      24291.71
 8/31/2003                      18305                              17243.58                      24764.51
 9/30/2003                    17695.8                              16669.71                       24502.3
10/31/2003                      18305                              17243.58                      25887.68
11/30/2003                    18450.1                              17380.22                      26115.19
12/31/2003                    18711.2                              17626.17                      27483.83
 1/31/2004                    19175.3                               18063.4                      27988.19
 2/29/2004                    19639.5                              18500.64                      28377.11
 3/31/2004                    19523.4                              18391.33                      27949.05
 4/30/2004                    18508.1                              17434.87                      27510.88
 5/31/2004                    18508.1                              17434.87                      27887.66
 6/30/2004                    19755.5                              18609.95                      28429.77
 7/31/2004                    18653.2                              17571.51                      27488.94
 8/31/2004                    17579.8                               16560.4                      27599.35

PERFORMANCE**                                               CLASS A     CLASS B     CLASS C
-------------------------------------------------------------------------------------------
Average Annual Total Returns (at net asset value)

One Year                                                      -3.96%      -4.64%      -4.60%
Five Years                                                    -4.27       -5.05       -5.06
Ten Years                                                      5.80        N.A.        N.A.
Life of Fund+                                                  8.94        5.11        4.66
SEC Average Annual Total Returns
  (including sales charge or applicable CDSC)

One Year                                                      -9.42%      -9.41%      -5.56%
Five Years                                                    -5.40       -5.37       -5.06
Ten Years                                                      5.17        N.A.        N.A.
Life of Fund+                                                  8.82        5.11        4.66

+  Inception Dates - Class A: 8/1/52; Class B: 9/13/94; Class C:11/7/94

*  Source: Thomson Financial. Investment operations commenced 8/1/52.

   The chart compares the Fund's total return with that of the S&P 500, an unmanaged index of 500 stocks commonly used as a measure of U.S. stock market performance. The lines on the chart represent the total returns of $10,000 hypothetical investments in the Fund and in the S&P 500. An investment in the Fund's Class B shares on 9/13/94 at net asset value would have grown to $16,439 on August 31, 2004. An investment in the Fund's Class C shares on 11/7/94 at net asset value would have grown to $15,636 on August 31, 2004. The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Index's total returns do not reflect any commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in an Index.

** SEC returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC 1-Year return for Class C reflects 1% CDSC.

 PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. RETURNS ARE HISTORICAL AND
    ARE CALCULATED BY DETERMINING THE PERCENTAGE CHANGE IN NET ASSET VALUE OR OFFERING PRICE (AS APPLICABLE) WITH ALL DISTRIBUTIONS REINVESTED. INVESTMENT
RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE IS FOR THE STATED TIME
  PERIOD ONLY; DUE TO MARKET VOLATILITY, THE FUND'S CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE QUOTED RETURN. FOR PERFORMANCE AS OF THE MOST RECENT
                 MONTH-END, PLEASE REFER TO www.eatonvance.com.

EATON VANCE GROWTH FUND as of August 31, 2004
FUND EXPENSES

EXAMPLE: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2004 - August 31, 2004).

ACTUAL EXPENSES: The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES: The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                             EATON VANCE GROWTH FUND

                                  BEGINNING ACCOUNT VALUE     ENDING ACCOUNT VALUE    EXPENSES PAID DURING PERIOD*
                                          (3/1/04)                 (8/31/04)              (3/1/04 - 8/31/04)
------------------------------------------------------------------------------------------------------------------
Actual
Class A                               $      1,000.00            $        895.10            $          6.05
Class B                               $      1,000.00            $        892.90            $          9.61
Class C                               $      1,000.00            $        893.20            $          9.57

Hypothetical
(5% return before expenses)
Class A                               $      1,000.00            $      1,018.80            $          6.44
Class B                               $      1,000.00            $      1,015.00            $         10.23
Class C                               $      1,000.00            $      1,015.00            $         10.18

* Expenses are equal to the Fund's annualized expense ratio of 1.27% for Class A shares, 2.02% for Class B shares and 2.01% for Class C shares, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on February 29, 2004. The Example reflects the expenses of both the Fund and the Portfolio.

EATON VANCE GROWTH FUND as of August 31, 2004
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

AS OF AUGUST 31, 2004

ASSETS

Investment in Growth Portfolio, at value
    (identified cost, $103,952,415)                                                $     113,089,292
Receivable for Fund shares sold                                                               39,131
Prepaid expenses                                                                              15,880
----------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                       $     113,144,303
----------------------------------------------------------------------------------------------------

LIABILITIES

Payable for Fund shares redeemed                                                   $         512,820
Payable to affiliate for distribution and service fees                                        48,723
Accrued expenses                                                                              74,881
----------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                                  $         636,424
----------------------------------------------------------------------------------------------------
NET ASSETS                                                                         $     112,507,879
----------------------------------------------------------------------------------------------------

SOURCES OF NET ASSETS

Paid-in capital                                                                    $     125,185,419
Accumulated net realized loss from Portfolio (computed on
    the basis of identified cost)                                                        (21,814,417)
Net unrealized appreciation from Portfolio (computed on the basis of
    identified cost)                                                                       9,136,877
----------------------------------------------------------------------------------------------------
TOTAL                                                                              $     112,507,879
----------------------------------------------------------------------------------------------------

CLASS A SHARES

NET ASSETS                                                                         $      95,213,641
SHARES OUTSTANDING                                                                        15,708,647
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
    (net assets DIVIDED BY shares of beneficial interest outstanding)              $            6.06
MAXIMUM OFFERING PRICE PER SHARE
    (100 DIVIDED BY 94.25 of $6.06)                                                $            6.43
----------------------------------------------------------------------------------------------------

CLASS B SHARES

NET ASSETS                                                                         $      11,246,660
SHARES OUTSTANDING                                                                           978,214
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE (NOTE 6)
    (net assets DIVIDED BY shares of beneficial interest outstanding)              $           11.50
----------------------------------------------------------------------------------------------------

CLASS C SHARES

NET ASSETS                                                                         $       6,047,578
SHARES OUTSTANDING                                                                           608,038
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE (NOTE 6)
    (net assets DIVIDED BY shares of beneficial interest outstanding)              $            9.95
----------------------------------------------------------------------------------------------------

On sales of $50,000 or more, the offering price of Class A shares is reduced.

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED
AUGUST 31, 2004

INVESTMENT INCOME

Dividends allocated from Portfolio (net of foreign taxes, $2,865)                  $         741,884
Interest allocated from Portfolio                                                             45,207
Expenses allocated from Portfolio                                                           (898,533)
----------------------------------------------------------------------------------------------------
NET INVESTMENT LOSS FROM PORTFOLIO                                                 $        (111,442)
----------------------------------------------------------------------------------------------------

EXPENSES

Trustees' fees and expenses                                                        $           2,204
Distribution and service fees
    Class A                                                                                  251,353
    Class B                                                                                  144,683
    Class C                                                                                   62,649
Transfer and dividend disbursing agent fees                                                  199,876
Registration fees                                                                             46,805
Legal and accounting services                                                                 32,627
Custodian fee                                                                                 21,755
Printing and postage                                                                          20,760
Miscellaneous                                                                                  4,812
----------------------------------------------------------------------------------------------------
TOTAL EXPENSES                                                                     $         787,524
----------------------------------------------------------------------------------------------------

NET INVESTMENT LOSS                                                                $        (898,966)
----------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED
GAIN (LOSS) FROM PORTFOLIO

Net realized gain (loss) --
    Investment transactions (identified cost basis)                                $      14,121,963
    Foreign currency transactions                                                             13,990
----------------------------------------------------------------------------------------------------
NET REALIZED GAIN                                                                  $      14,135,953
----------------------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
    Investments (identified cost basis)                                            $     (18,222,401)
----------------------------------------------------------------------------------------------------

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                               $     (18,222,401)
----------------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED LOSS                                                   $      (4,086,448)
----------------------------------------------------------------------------------------------------

NET DECREASE IN NET ASSETS FROM OPERATIONS                                         $      (4,985,414)
----------------------------------------------------------------------------------------------------

                        SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

                                                                    YEAR ENDED          YEAR ENDED
                                                                    AUGUST 31, 2004     AUGUST 31, 2003
---------------------------------------------------------------------------------------------------------
INCREASE (DECREASE)
IN NET ASSETS
From operations --
    Net investment loss                                             $        (898,966)  $      (1,115,014)
    Net realized gain (loss) from investments
        and foreign currency transactions                                  14,135,953          (1,967,721)
    Net change in unrealized appreciation
        (depreciation) from investments                                   (18,222,401)         30,467,014
---------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
    FROM OPERATIONS                                                 $      (4,985,414)  $      27,384,279
---------------------------------------------------------------------------------------------------------
Transactions in shares of beneficial interest --
    Proceeds from sale of shares
        Class A                                                     $      11,134,135   $      35,128,608
        Class B                                                             6,153,590           6,699,259
        Class C                                                             3,643,134          22,051,926
    Cost of shares redeemed
        Class A                                                           (12,069,262)        (42,233,841)
        Class B                                                            (4,048,830)         (3,122,335)
        Class C                                                            (1,837,986)        (20,973,870)
    Net asset value of shares exchanged
        Class A                                                             3,621,667                  --
        Class B                                                            (3,621,667)                 --
---------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
    FUND SHARE TRANSACTIONS                                         $       2,974,781   $      (2,450,253)
---------------------------------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS                               $      (2,010,633)  $      24,934,026
---------------------------------------------------------------------------------------------------------

NET ASSETS

At beginning of year                                                $     114,518,512   $      89,584,486
---------------------------------------------------------------------------------------------------------
AT END OF YEAR                                                      $     112,507,879   $     114,518,512
---------------------------------------------------------------------------------------------------------

ACCUMULATED NET
INVESTMENT LOSS INCLUDED
IN NET ASSETS

AT END OF YEAR                                                      $              --   $          (1,204)
---------------------------------------------------------------------------------------------------------

                        SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

                                                                                         CLASS A
                                                              ---------------------------------------------------------------
                                                                                  YEAR ENDED AUGUST 31,
                                                              ---------------------------------------------------------------
                                                                2004(1)       2003(1)     2002(1)       2001(1)     2000(1)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year                          $     6.310  $     4.760  $     6.270  $    10.360  $     9.950
-----------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM OPERATIONS

Net investment loss                                           $    (0.039) $    (0.057) $    (0.057) $    (0.049) $    (0.020)
Net realized and unrealized gain (loss)                            (0.211)       1.607       (1.453)      (1.811)       0.771
-----------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM OPERATIONS                           $    (0.250) $     1.550  $    (1.510) $    (1.860) $     0.751
-----------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS

From net realized gain                                        $        --  $        --  $        --  $    (2.230) $    (0.341)
-----------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                           $        --  $        --  $        --  $    (2.230) $    (0.341)
-----------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR                                $     6.060  $     6.310  $     4.760  $     6.270  $    10.360
-----------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(2)                                                     (3.96)%      32.56%      (24.08)%     (22.80)%       7.74%
-----------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's omitted)                       $    95,214  $    96,673  $    80,121  $   109,847  $   164,388
Ratios (As a percentage of average daily net assets):
    Expenses(3)                                                      1.26%        1.38%        1.29%        1.23%        1.09%
    Interest expense(3)                                              0.01%          --           --         0.04%        0.01%
    Net investment loss                                             (0.60)%      (1.13)%      (0.99)%      (0.70)%      (0.21)%
Portfolio Turnover of the Portfolio                                   276%         217%         282%         301%         274%
-----------------------------------------------------------------------------------------------------------------------------

(1) Net investment loss per share was computed using average shares outstanding.
(2) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.
(3)  Includes the Fund's share of its Portfolio's allocated expenses.

                        SEE NOTES TO FINANCIAL STATEMENTS

                                                                                         CLASS B
                                                              ---------------------------------------------------------------
                                                                                  YEAR ENDED AUGUST 31,
                                                              ---------------------------------------------------------------
                                                                2004(1)       2003(1)     2002(1)       2001(1)     2000(1)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year                          $    12.060  $     9.170  $    12.160  $    18.140  $    17.330
-----------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM OPERATIONS

Net investment loss                                           $    (0.176) $    (0.182) $    (0.196) $    (0.195) $    (0.180)
Net realized and unrealized gain (loss)                            (0.384)       3.072       (2.794)      (3.555)       1.331
-----------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM OPERATIONS                           $    (0.560) $     2.890  $    (2.990) $    (3.750) $     1.151
-----------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS

From net realized gain                                        $        --  $        --  $        --  $    (2.230) $    (0.341)
-----------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                           $        --  $        --  $        --  $    (2.230) $    (0.341)
-----------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR                                $    11.500  $    12.060  $     9.170  $    12.160  $    18.140
-----------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(2)                                                     (4.64)%      31.52%      (24.59)%     (23.53)%       6.74%
-----------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's omitted)                       $    11,247  $    13,254  $     6,972  $     9,863  $    16,178
Ratios (As a percentage of average daily net assets):
    Expenses(3)                                                      2.01%        2.13%        2.04%        1.98%        1.94%
    Interest expense(3)                                              0.01%          --           --         0.04%        0.01%
    Net investment loss                                             (1.43)%      (1.87)%      (1.74)%      (1.44)%      (1.05)%
Portfolio Turnover of the Portfolio                                   276%         217%         282%         301%         274%
-----------------------------------------------------------------------------------------------------------------------------

(1) Net investment loss per share was computed using average shares outstanding.
(2) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.
(3)  Includes the Fund's share of its Portfolio's allocated expenses.

                        SEE NOTES TO FINANCIAL STATEMENTS

                                                                                         CLASS C
                                                              ---------------------------------------------------------------
                                                                                  YEAR ENDED AUGUST 31,
                                                              ---------------------------------------------------------------
                                                                2004(1)       2003(1)     2002(1)       2001(1)     2000(1)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year                          $    10.430  $     7.930  $    10.520  $    16.000  $    15.330
-----------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM OPERATIONS

Net investment loss                                           $    (0.143) $    (0.157) $    (0.172) $    (0.172) $    (0.159)
Net realized and unrealized gain (loss)                            (0.337)       2.657       (2.418)      (3.078)       1.170
-----------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM OPERATIONS                           $    (0.480) $     2.500  $    (2.590) $    (3.250) $     1.011
-----------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS

From net realized gain                                        $        --  $        --  $        --  $    (2.230) $    (0.341)
-----------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                           $        --  $        --  $        --  $    (2.230) $    (0.341)
-----------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR                                $     9.950  $    10.430  $     7.930  $    10.520  $    16.000
-----------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(2)                                                     (4.60)%      31.53%      (24.62)%     (23.56)%       6.70%
-----------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's omitted)                       $     6,048  $     4,592  $     2,491  $     2,584  $     2,774
Ratios (As a percentage of average daily net assets):
    Expenses(3)                                                      2.01%        2.13%        2.04%        1.98%        1.94%
    Interest expense(3)                                              0.01%          --           --         0.04%        0.01%
    Net investment loss                                             (1.34)%      (1.87)%      (1.75)%      (1.48)%      (1.05)%
Portfolio Turnover of the Portfolio                                   276%         217%         282%         301%         274%
-----------------------------------------------------------------------------------------------------------------------------

(1) Net investment loss per share was computed using average shares outstanding.
(2) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.
(3)  Includes the Fund's share of its Portfolio's allocated expenses.

                        SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE GROWTH FUND as of August 31, 2004
NOTES TO FINANCIAL STATEMENTS

1    SIGNIFICANT ACCOUNTING POLICIES
     Eaton Vance Growth Fund (the Fund) is a diversified series of Eaton Vance Growth Trust (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are subject to a contingent deferred sales charge (see Note 6). The Trustees have adopted a conversion feature pursuant to which Class B shares of the Fund automatically convert to Class A shares eight years after their purchase as described in the Fund's prospectus. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Growth Portfolio (the Portfolio), a New York Trust, having the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (approximately 99.9% at August 31, 2004). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

     A INVESTMENT VALUATION -- Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

     B INCOME -- The Fund's net investment income consists of the Fund's pro-rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with accounting principles generally accepted in the United States of America.

     C EXPENSE REDUCTION -- Investors Bank & Trust Company (IBT) serves as custodian to the Fund and the Portfolio. Pursuant to the respective custodian agreements, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Fund or Portfolio maintains with IBT. All credit balances used to reduce the Fund's custodian fees are reported as a reduction of total expenses in the Statement of Operations. There were no credit balances used to reduce the Fund's custodian fees for the year ended August 31, 2004.

     D FEDERAL TAXES -- The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable income, including any net realized capital gain on investments. Accordingly, no provision for federal income or excise tax is necessary. At August 31, 2004, the Fund, for federal income tax purposes, had a capital loss carryover of $20,657,943, which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryover will expire August 31, 2010 ($15,034,769) and August 31, 2011 ($5,623,174). During the year ended August 31, 2004, capital loss carryovers of $14,919,641 were utilized to offset net realized gains.

     E OTHER -- Investment transactions are accounted for on a trade-date basis.

     F USE OF ESTIMATES -- The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

     G EXPENSES -- The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

     H INDEMNIFICATIONS -- Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund and shareholders are indemnified against personal liability for obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

2    DISTRIBUTIONS TO SHAREHOLDERS
     It is the present policy of the Fund to pay dividends semiannually and to make at least one distribution annually of all or substantially all of the net realized capital gains (reduced by any available capital loss carryforwards from prior years) allocated to the Fund by the Portfolio, if any. Shareholders may reinvest all distributions in shares of the same class of the Fund at the net asset value as of the ex-dividend date. Distributions are paid in the form of additional shares of the same class or, at the election of the shareholder, in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

     During the year ended August 31, 2004, accumulated paid-in capital was decreased by $815,887, accumulated undistributed net investment loss was decreased by $900,170, and accumulated net realized loss on investments was increased by $84,283 due to differences between book and tax accounting for net operating losses, foreign currency gain/loss and passive foreign investment companies. This change had no effect on the net assets or the net asset value per share.

     As of August 31, 2004, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

     Undistributed ordinary income                            $           0
     Capital loss carryforwards                               $  20,657,943

     The temporary differences between book and tax basis distributable earnings (accumulated losses) are primarily due to wash sales.

3    SHARES OF BENEFICIAL INTEREST
     The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

                                                                            YEAR ENDED AUGUST 31,
                                                                    -------------------------------------
     CLASS A                                                                  2004                2003
     ----------------------------------------------------------------------------------------------------
     Sales                                                                  1,709,183           6,866,403
     Redemptions                                                           (1,870,200)         (8,376,318)
     Exchange from Class B shares                                             552,131                  --
     ----------------------------------------------------------------------------------------------------
     NET INCREASE (DECREASE)                                                  391,114          (1,509,915)
     ----------------------------------------------------------------------------------------------------

                                                                            YEAR ENDED AUGUST 31,
                                                                    -------------------------------------
     CLASS B                                                                  2004                2003
     ----------------------------------------------------------------------------------------------------
     Sales                                                                    499,050             667,433
     Redemptions                                                             (329,450)           (329,108)
     Exchange to Class A shares                                              (290,120)                 --
     ----------------------------------------------------------------------------------------------------
     NET INCREASE (DECREASE)                                                 (120,520)            338,325
     ----------------------------------------------------------------------------------------------------

                                                                            YEAR ENDED AUGUST 31,
                                                                    -------------------------------------
     CLASS B                                                                  2004                2003
     ----------------------------------------------------------------------------------------------------
     Sales                                                                    342,689           2,602,721
     Redemptions                                                             (174,757)         (2,476,631)
     ----------------------------------------------------------------------------------------------------
     NET INCREASE                                                             167,932             126,090
     ----------------------------------------------------------------------------------------------------

4    TRANSACTIONS WITH AFFILIATES
     Eaton Vance Management (EVM) serves as the Administrator of the Fund, but receives no compensation. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. Except as to Trustees of the Fund and Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Fund out of such investment adviser fee. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of those services. During the year ended August 31, 2004, EVM earned $19,528 in sub-transfer agent fees. The Fund was informed that Eaton Vance

     Distributors, Inc. (EVD), a subsidiary of EVM and the Fund's principal underwriter, received $16,419 as its portion of the sales charge on sales of Class A shares for the year ended August 31, 2004.

     Certain officers and Trustees of the Fund and of the Portfolio are officers of the above organizations.

5    DISTRIBUTION AND SERVICE PLANS
     The Fund has in effect distribution plans for Class B Shares (Class B Plan) and Class C Shares (Class C Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan for Class A shares (Class A Plan) (collectively, the Plans). The Class B and Class C Plans require the Fund to pay EVD amounts equal to 1/365 of 0.75% of the Fund's average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% and 6.25% of the aggregate amount received by the Fund for the Class B and Class C shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 6) and daily amounts theretofore paid to EVD by each respective class. The Fund paid or accrued $108,512 and $46,987 for Class B and Class C shares, respectively, to or payable to EVD for the year ended August 31, 2004, representing 0.75% of the average daily net assets for Class B and Class C shares. At August 31, 2004, the amount of Uncovered Distribution Charges of EVD calculated under the Plan was approximately $197,000 and $643,000 for Class B and Class C shares, respectively.

     The Plans authorize each class to make payments of service fees to EVD, investment dealers and other persons in amounts not exceeding 0.25% of the Fund's average daily net assets attributable to Class A, Class B and Class C shares for each fiscal year. Service fee payments are made for personal services and/or the maintenance of shareholder accounts. Service fees are separate and distinct from the sales commissions and distribution fees payable by the Fund to EVD, and, as such are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees for the year ended August 31, 2004 amounted to $251,353, $36,171 and $15,662 for Class A, Class B and Class C shares, respectively.

6    CONTINGENT DEFERRED SALES CHARGE
     Class A shares purchased at net asset value in amounts of $1 million or more (other than shares purchased in a single transaction of $5 million or more) are subject to a 1.00% CDSC if redeemed within one year of purchase. Investors who purchase Class A shares in a single fund purchased in a single transaction at net asset value in amounts of $5 million or more will not be subject to any CDSC for such investment or any subsequent investment in the same fund. A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gains distributions. Class B CDSC is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares will be subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSC charges are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Plans (see Note 5). CDSC charges received when no Uncovered Distribution Charges exist will be credited to the Fund. The Fund was informed that EVD received approximately $2,000, $27,000 and $2,000 of CDSC paid by shareholders for Class A, Class B and Class C shares, respectively, for the year ended August 31, 2004.

7    INVESTMENT TRANSACTIONS
     Increases and decreases in the Fund's investment in the Portfolio aggregated $21,038,376 and $18,246,860 respectively, for the year ended August 31, 2004.

EATON VANCE GROWTH FUND as of August 31, 2004
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE TRUSTEES AND SHAREHOLDERS OF EATON VANCE GROWTH FUND:
In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Eaton Vance Growth Fund, a series of Eaton Vance Growth Trust (the "Fund") at August 31, 2004, and the results of its operations, the changes in its net assets and financial highlights for each of the periods indicated in conformity with accounting principles generally accepted in the United States of America. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards of the Public Company Accounting Oversight Board (United States). Those standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
October 25, 2004

GROWTH PORTFOLIO as of August 31, 2004
PORTFOLIO OF INVESTMENTS

COMMON STOCKS -- 96.2%

SECURITY                                                                  SHARES        VALUE
---------------------------------------------------------------------------------------------------------
Beverages -- 1.0%
Cott Corp.(1)                                                                  42,000   $       1,138,620
---------------------------------------------------------------------------------------------------------
                                                                                        $       1,138,620
---------------------------------------------------------------------------------------------------------

BIOTECHNOLOGY -- 2.0%
Celgene Corp.(1)                                                               40,000   $       2,270,000
---------------------------------------------------------------------------------------------------------
                                                                                        $       2,270,000
---------------------------------------------------------------------------------------------------------

BUSINESS SERVICES - MISCELLANEOUS -- 8.6%
Dun & Bradstreet Corp.(1)                                                      23,000   $       1,268,220
Intersections, Inc.(1)                                                         88,911           1,127,391
MDC Partners, Inc., Class A(1)                                                 80,000             960,880
Sirva, Inc.(1)                                                                169,200           3,583,656
Sotheby's Holdings, Inc.(1)                                                   175,000           2,798,250
---------------------------------------------------------------------------------------------------------
                                                                                        $       9,738,397
---------------------------------------------------------------------------------------------------------

COMMUNICATIONS SERVICES -- 2.5%
Citizens Communications Co.                                                   220,000   $       2,778,600
---------------------------------------------------------------------------------------------------------
                                                                                        $       2,778,600
---------------------------------------------------------------------------------------------------------

COMPUTER SOFTWARE & Services -- 8.4%
Affiliated Computer Services, Inc., Class A(1)                                 66,000   $       3,585,779
Cognizant Technology Solutions Corp.(1)                                        54,000           1,480,680
Intellisync Corp.(1)                                                          145,400             325,696
Kanbay International, Inc.(1)                                                 110,000           2,190,100
Microsoft Corp.                                                                45,000           1,228,500
Salesforce.com, Inc.(1)                                                         2,100              27,300
VERITAS Software Corp.(1)                                                      40,000             668,800
---------------------------------------------------------------------------------------------------------
                                                                                        $       9,506,855
---------------------------------------------------------------------------------------------------------

COMPUTERS AND BUSINESS EQUIPMENT -- 15.4%
PalmOne, Inc.(1)                                                              360,334   $      11,764,905
Research In Motion, Ltd.(1)                                                    93,200           5,612,504
---------------------------------------------------------------------------------------------------------
                                                                                        $      17,377,409
---------------------------------------------------------------------------------------------------------

DISTRIBUTION/WHOLESALE -- 0.9%
Central European Distribution Corp.(1)                                         39,450   $         966,131
---------------------------------------------------------------------------------------------------------
                                                                                        $         966,131
---------------------------------------------------------------------------------------------------------

DRUGS -- 1.2%
Isolagen, Inc.(1)                                                              91,500   $         768,600
Oscient Pharmaceuticals Corp.(1)                                              115,000             484,150
Pharmion Corp.(1)                                                               2,000              98,340
---------------------------------------------------------------------------------------------------------
                                                                                        $       1,351,090
---------------------------------------------------------------------------------------------------------

EDUCATION -- 1.8%
EVCI Career Colleges Holding Corp.(1)                                         117,000   $         847,080
Laureate Education, Inc.(1)                                                    34,700           1,186,393
---------------------------------------------------------------------------------------------------------
                                                                                        $       2,033,473
---------------------------------------------------------------------------------------------------------

ELECTRONICS - INSTRUMENTS -- 0.6%
FLIR Systems, Inc.(1)                                                          12,000   $         700,440
---------------------------------------------------------------------------------------------------------
                                                                                        $         700,440
---------------------------------------------------------------------------------------------------------

ENERGY SERVICES -- 2.4%
NRG Energy, Inc.(1)                                                            55,000   $       1,504,250
Spinnaker Exploration Co.(1)                                                   34,000           1,160,760
---------------------------------------------------------------------------------------------------------
                                                                                        $       2,665,010
---------------------------------------------------------------------------------------------------------

ENGINEERING AND CONSTRUCTION -- 1.0%
Eagle Materials, Inc.                                                          18,000   $       1,168,380
---------------------------------------------------------------------------------------------------------
                                                                                        $       1,168,380
---------------------------------------------------------------------------------------------------------

FINANCIAL SERVICES -- 5.6%
Coinstar, Inc.(1)                                                             100,000   $       1,972,000
Commerce Bancorp, Inc.                                                         24,000           1,259,280
Mitsubishi Tokyo Financial Group, Inc. ADR                                    150,000           1,359,000
Providian Financial Corp.(1)                                                   75,000           1,083,000
Student Loan Corp., (The)                                                       4,400             632,500
---------------------------------------------------------------------------------------------------------
                                                                                        $       6,305,780
---------------------------------------------------------------------------------------------------------

GAMING EQUIPMENT -- 2.6%
WMS Industries, Inc.(1)                                                       148,400   $       2,999,164
---------------------------------------------------------------------------------------------------------
                                                                                        $       2,999,164
---------------------------------------------------------------------------------------------------------

GENERIC DRUGS -- 2.1%
Taro Pharmaceutical Industries Ltd.(1)                                        116,000   $       2,404,680
---------------------------------------------------------------------------------------------------------
                                                                                        $       2,404,680
---------------------------------------------------------------------------------------------------------

                        SEE NOTES TO FINANCIAL STATEMENTS

SECURITY                                                            SHARES              VALUE
---------------------------------------------------------------------------------------------------------
HARDWARE - NETWORKING -- 1.0%
Blue Coat Systems, Inc.(1)                                                     32,000   $         467,840
RADWARE Ltd.(1)                                                                32,500             609,375
---------------------------------------------------------------------------------------------------------
                                                                                        $       1,077,215
---------------------------------------------------------------------------------------------------------

HEALTH SERVICES -- 2.3%
PacifiCare Health Systems, Inc.(1)                                             80,000   $       2,608,800
---------------------------------------------------------------------------------------------------------
                                                                                        $       2,608,800
---------------------------------------------------------------------------------------------------------

INSURANCE -- 5.2%
PMI Group, Inc., (The)                                                         64,000   $       2,657,920
Radian Group, Inc.                                                             60,000           2,658,000
Triad Guaranty, Inc.(1)                                                         9,700             540,290
---------------------------------------------------------------------------------------------------------
                                                                                        $       5,856,210
---------------------------------------------------------------------------------------------------------

INTERNET SERVICES -- 1.7%
Answerthink, Inc.(1)                                                          120,000   $         678,000
CheckFree Corp.(1)                                                             47,300           1,288,925
---------------------------------------------------------------------------------------------------------
                                                                                        $       1,966,925
---------------------------------------------------------------------------------------------------------

MEDICAL PRODUCTS -- 1.6%
DENTSPLY International, Inc.                                                   27,000   $       1,375,650
I-Flow Corp.(1)                                                                28,160             427,469
---------------------------------------------------------------------------------------------------------
                                                                                        $       1,803,119
---------------------------------------------------------------------------------------------------------

METAL PROCESSORS & FABRICATOR -- 1.2%
Precision Castparts Corp.                                                      24,000   $       1,322,160
---------------------------------------------------------------------------------------------------------
                                                                                        $       1,322,160
---------------------------------------------------------------------------------------------------------

MINING -- 1.0%
Bema Gold Corp.(1)                                                            425,000   $       1,109,250
---------------------------------------------------------------------------------------------------------
                                                                                        $       1,109,250
---------------------------------------------------------------------------------------------------------

OIL AND GAS - EQUIPMENT AND SERVICES -- 1.1%
Baker Hughes, Inc.                                                             33,000   $       1,297,890
---------------------------------------------------------------------------------------------------------
                                                                                        $       1,297,890
---------------------------------------------------------------------------------------------------------

OIL AND GAS - EXPLORATION AND PRODUCTION -- 3.9%
Harvest Natural Resources, Inc.(1)                                            220,000   $       2,921,600
Plains Exploration & Production Co.(1)                                         78,000           1,513,980
---------------------------------------------------------------------------------------------------------
                                                                                        $       4,435,580
---------------------------------------------------------------------------------------------------------

PERSONAL PRODUCTS -- 4.2%
Estee Lauder Co., Inc., (The), Class A                                         25,000   $       1,098,750
Gillette Co., (The)                                                            87,000           3,697,500
---------------------------------------------------------------------------------------------------------
                                                                                        $       4,796,250
---------------------------------------------------------------------------------------------------------

RETAIL -- 2.1%
Select Comfort Corp.(1)                                                        75,000   $       1,191,000
Tweeter Home Entertainment Group, Inc.(1)                                     207,300           1,183,683
---------------------------------------------------------------------------------------------------------
                                                                                        $       2,374,683
---------------------------------------------------------------------------------------------------------

RETAIL - FOOD AND DRUG -- 4.0%
CVS Corp.                                                                      64,000   $       2,560,000
Walgreen Co.                                                                   55,000           2,004,750
---------------------------------------------------------------------------------------------------------
                                                                                        $       4,564,750
---------------------------------------------------------------------------------------------------------

RETAIL - SPECIALTY -- 1.0%
Pep Boys - Manny, Moe & Jack (The)                                             68,500   $       1,089,150
---------------------------------------------------------------------------------------------------------
                                                                                        $       1,089,150
---------------------------------------------------------------------------------------------------------

SEMICONDUCTORS -- 2.1%
NVIDIA Corp.(1)                                                               190,000   $       2,367,400
---------------------------------------------------------------------------------------------------------
                                                                                        $       2,367,400
---------------------------------------------------------------------------------------------------------

TELECOMMUNICATION EQUIPMENT -- 1.0%
ECI Telecom, Ltd.(1)                                                          170,000   $       1,173,000
---------------------------------------------------------------------------------------------------------
                                                                                        $       1,173,000
---------------------------------------------------------------------------------------------------------

TELECOMMUNICATION SERVICES -- 6.7%
Leap Wireless International, Inc.(1)                                           43,000   $       1,188,950
NII Holdings, Inc., Class B(1)                                                136,000           4,984,400
NTL, Inc.(1)                                                                   25,331           1,375,727
---------------------------------------------------------------------------------------------------------
                                                                                        $       7,549,077
---------------------------------------------------------------------------------------------------------

TOTAL COMMON STOCKS
    (IDENTIFIED COST $99,658,617)                                                       $     108,795,488
---------------------------------------------------------------------------------------------------------

                        SEE NOTES TO FINANCIAL STATEMENTS

SHORT-TERM INVESTMENTS -- 2.4%

                                                                    PRINCIPAL
                                                                    AMOUNT
SECURITY                                                            (000'S OMITTED)     VALUE
---------------------------------------------------------------------------------------------------------
Investors Bank and Trust Time Deposit,
1.58%, 9/1/04                                                       $           2,657   $       2,657,000
---------------------------------------------------------------------------------------------------------

TOTAL SHORT-TERM INVESTMENTS
    (AT AMORTIZED COST, $2,657,000)                                                     $       2,657,000
---------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS -- 98.6%
    (IDENTIFIED COST $102,315,617)                                                      $     111,452,488
---------------------------------------------------------------------------------------------------------

OTHER ASSETS, LESS LIABILITIES -- 1.4%                                                  $       1,636,824
---------------------------------------------------------------------------------------------------------

NET ASSETS -- 100.0%                                                                    $     113,089,312
---------------------------------------------------------------------------------------------------------

ADR - American Depositary Receipt

(1) Non-income producing security.

                        SEE NOTES TO FINANCIAL STATEMENTS

GROWTH PORTFOLIO as of August 31, 2004

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

AS OF AUGUST 31, 2004

ASSETS
Investments, at value
    (identified cost, $102,315,617)                                                $     111,452,488
Cash                                                                                             193
Receivable for investments sold                                                            1,203,953
Receivable from the investment adviser                                                         2,726
Interest and dividends receivable                                                            520,903
----------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                       $     113,180,263
----------------------------------------------------------------------------------------------------

LIABILITIES
Payable for investments purchased                                                  $          58,627
Accrued expenses                                                                              32,324
----------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                                  $          90,951
----------------------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO INVESTORS' INTEREST IN PORTFOLIO                          $     113,089,312
----------------------------------------------------------------------------------------------------

SOURCES OF NET ASSETS
Net proceeds from capital contributions and withdrawals                            $     103,952,441
Net unrealized appreciation (computed on the basis of identified cost)                     9,136,871
----------------------------------------------------------------------------------------------------
TOTAL                                                                              $     113,089,312
----------------------------------------------------------------------------------------------------

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED
AUGUST 31, 2004

INVESTMENT INCOME
Dividends (net of foreign taxes, $2,865)                                           $         741,884
Interest                                                                                      45,207
----------------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                            $         787,091
----------------------------------------------------------------------------------------------------

EXPENSES
Investment adviser fee                                                             $         758,489
Trustees' fees and expenses                                                                    7,274
Custodian fee                                                                                 89,600
Legal and accounting services                                                                 34,522
Interest expense                                                                               8,982
Miscellaneous                                                                                  2,392
----------------------------------------------------------------------------------------------------
TOTAL EXPENSES                                                                     $         901,259
----------------------------------------------------------------------------------------------------
Deduct --
    Reduction of investment adviser fee                                            $           2,726
----------------------------------------------------------------------------------------------------
TOTAL EXPENSE REDUCTIONS                                                           $           2,726
----------------------------------------------------------------------------------------------------

NET EXPENSES                                                                       $         898,533
----------------------------------------------------------------------------------------------------

NET INVESTMENT LOSS                                                                $        (111,442)
----------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) --
    Investment transactions (identified cost basis)                                $      14,121,964
    Foreign currency transactions                                                             13,990
----------------------------------------------------------------------------------------------------
NET REALIZED GAIN                                                                  $      14,135,954
----------------------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
    Investments (identified cost basis)                                            $     (18,222,403)
----------------------------------------------------------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                               $     (18,222,403)
----------------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED LOSS                                                   $      (4,086,449)
----------------------------------------------------------------------------------------------------

NET DECREASE IN NET ASSETS FROM OPERATIONS                                         $      (4,197,891)
----------------------------------------------------------------------------------------------------

                        SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

                                                                    YEAR ENDED          YEAR ENDED
                                                                    AUGUST 31, 2004     AUGUST 31, 2003
---------------------------------------------------------------------------------------------------------
INCREASE (DECREASE)
IN NET ASSETS
From operations --
    Net investment loss                                             $        (111,442)  $        (468,016)
    Net realized gain (loss)
        from investments and
        foreign currency transactions                                      14,135,954          (1,967,721)
    Net change in unrealized
        appreciation (depreciation)
        from investments                                                  (18,222,403)         30,467,019
---------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
    FROM OPERATIONS                                                 $      (4,197,891)  $      28,031,282
---------------------------------------------------------------------------------------------------------
Capital transactions --
    Contributions                                                   $      21,038,376   $      63,757,139
    Withdrawals                                                           (18,246,860)        (67,091,995)
---------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
    FROM CAPITAL TRANSACTIONS                                       $       2,791,516   $      (3,334,856)
---------------------------------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS                               $      (1,406,375)  $      24,696,426
---------------------------------------------------------------------------------------------------------

NET ASSETS

At beginning of year                                                $     114,495,687   $      89,799,261
---------------------------------------------------------------------------------------------------------
AT END OF YEAR                                                      $     113,089,312   $     114,495,687
---------------------------------------------------------------------------------------------------------

                        SEE NOTES TO FINANCIAL STATEMENTS

SUPPLEMENTARY DATA

                                                                                     YEAR ENDED AUGUST 31,
                                                              ---------------------------------------------------------------
                                                                 2004          2003         2002         2001         2000
-----------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA

Ratios (As a percentage of average daily net assets):
    Expenses                                                         0.74%        0.77%        0.75%        0.73%        0.72%
    Interest expense                                                 0.01%          --           --         0.04%        0.01%
    Net investment income (loss)                                    (0.09)%      (0.52)%      (0.44)%      (0.20)%       0.16%
Portfolio Turnover                                                    276%         217%         282%         301%         274%
-----------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(1)                                                     (3.47)%      33.37%      (23.66)%         --           --
-----------------------------------------------------------------------------------------------------------------------------

NET ASSETS, END OF YEAR (000'S OMITTED)                       $   113,089  $   114,496  $    89,799  $   122,467  $   183,553
-----------------------------------------------------------------------------------------------------------------------------

(1) Total return is required to be disclosed for fiscal years beginning after December 15, 2000.

                        SEE NOTES TO FINANCIAL STATEMENTS

GROWTH PORTFOLIO as of August 31, 2004

NOTES TO FINANCIAL STATEMENTS

1    SIGNIFICANT ACCOUNTING POLICIES
     Growth Portfolio (the Portfolio) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Portfolio, which was organized as a trust under the laws of the State of New York on May 1, 1992, seeks to achieve capital growth. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At August 31, 2004, the Eaton Vance Growth Fund held an approximate 99.9% interest in the Portfolio. The following is a summary of the significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

     A INVESTMENT VALUATIONS -- SECURITIES listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on NASDAQ National Market System generally are valued at the official NASDAQ closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. The value of preferred equity securities that are valued by a pricing service or a bond basis will be adjusted by an income factor, to be determined by the investment adviser, to reflect the next anticipated regular dividend. Exchange-traded options are valued at the last sale price for the day of valuation as quoted on the principal exchange or board of trade on which the options are traded or, in the absence of sales on such date, at the mean between the latest bid and asked prices therefore. Futures positions on securities and currencies generally are valued at closing settlement prices. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost. If short-term debt securities were acquired with a remaining maturity of more than 60 days, their amortized cost value will be based on their value on the sixty-first day prior to maturity. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. The daily valuation of foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. The Portfolio may rely on an independent fair valuation service in adjusting the valuations of foreign securities. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. Investments held by the Portfolio for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

     B INCOME -- Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Dividend income may include dividends that represent returns of capital for federal income tax purposes

     C INCOME TAXES -- The Portfolio is treated as a partnership for United States federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code), in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio's understanding of the applicable countries' tax rules and rates.

     D EXPENSE REDUCTION -- Investors Bank & Trust Company (IBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Portfolio maintains with IBT. All credit balances used to reduce the Portfolio's custodian fees are reported as a reduction of total expenses on the Statement of Operations. There were no credit balances used to reduce the Portfolio's custodian fees for the year ended August 31, 2004.

     E OTHER -- Investment transactions are accounted for on a trade date basis. Realized gains and losses are computed based on the specific identification of the securities sold.

     F USE OF ESTIMATES -- The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

     G INDEMNIFICATIONS -- Under the Portfolio's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the event that the Portfolio fails to satisfy such liabilities and obligations; provided, however, that, to the extent assets are available in the Portfolio, the Portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

2    INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
     The investment adviser fee is earned by Boston Management and Research
     (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Portfolio. Pursuant to the advisory agreement, BMR receives a monthly fee at the annual rate of 0.625% of the Portfolio's average daily net assets. For the year ended August 31, 2004, the fee amounted to $758,489. Except as to the Trustees of the Portfolio, who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolio out of such investment adviser fee. Certain officers and Trustees of the Portfolio are officers of the above organizations. Trustees of the Portfolio that are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended August 31, 2004, no significant amounts have been deferred. Effective May 24, 2004, BMR has agreed to reduce the investment adviser fee by an amount equal to that portion of commissions paid to broker dealers in execution of portfolio transactions attributed to the Portfolio that is consideration for third-party research services. For the year ended August 31, 2004, BMR waived $2,726 of its advisory fee.

3    INVESTMENT TRANSACTIONS
     Purchases and sales of investments, other than short-term obligations, aggregated $324,587,388 and $321,855,216 respectively, for the year ended August 31, 2004.

4    FEDERAL INCOME TAX BASIS OF UNREALIZED APPRECIATION (DEPRECIATION)
     The cost and unrealized appreciation (depreciation) in value of the investments owned at August 31, 2004, as computed on a federal income tax basis, were as follows:

     AGGREGATE COST                                                $     103,472,091
     -------------------------------------------------------------------------------
     Gross unrealized appreciation                                 $      12,822,977
     Gross unrealized depreciation                                        (4,842,580)
     -------------------------------------------------------------------------------
     NET UNREALIZED APPRECIATION                                   $       7,980,397
     -------------------------------------------------------------------------------

5    LINE OF CREDIT
     The Portfolio participates with other portfolios and funds managed by BMR and EVM and its affiliates in a $150 million unsecured line of credit agreement with a group of banks. Borrowings will be made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each portfolio or fund based on its borrowings at an amount above either the Eurodollar rate or federal funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The average daily loan balance for the year ended August 31, 2004 was $589,344 and the average interest rate was 1.52%.

GROWTH PORTFOLIO as of August 31, 2004

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE TRUSTEES AND SHAREHOLDERS OF GROWTH PORTFOLIO:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the supplementary data present fairly, in all material respects, the financial position of Growth Portfolio (the "Portfolio") at August 31, 2004, and the results of its operations, the changes in its net assets and the supplementary data for each of the periods indicated in conformity with accounting principles generally accepted in the United States of America. These financial statements and supplementary data (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
October 25, 2004

EATON VANCE GROWTH FUND

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Growth Trust (the Trust) and Growth Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust's and Portfolio's affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research, "EVD" refers to Eaton Vance Distributors, Inc. and "Atlanta Capital" refers to Atlanta Capital Management Company, LLC. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund's principal underwriter, the Portfolio's placement agent and a wholly-owned subsidiary of EVM.

                       POSITION(S)         TERM OF                                 NUMBER OF PORTFOLIOS
                        WITH THE          OFFICE AND                                  IN FUND COMPLEX
       NAME AND      TRUST AND THE        LENGTH OF      PRINCIPAL OCCUPATION(S)        OVERSEEN BY
    DATE OF BIRTH      PORTFOLIO           SERVICE       DURING PAST FIVE YEARS          TRUSTEE(1)     OTHER DIRECTORSHIPS HELD
--------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE

James B. Hawkes         Trustee    Trustee of the Trust Chairman, President and            195              Director of EVC
11/9/41                             since 1989; of the  Chief Executive Officer
                                   Portfolio since 1992 of BMR, EVC, EVM and EV;
                                                        Director of EV; Vice
                                                        President and Director of
                                                        EVD. Trustee and/or
                                                        officer of 195
                                                        registered investment
                                                        companies in the Eaton
                                                        Vance Fund Complex.
                                                        Mr. Hawkes is an
                                                        interested person
                                                        because of his positions
                                                        with BMR, EVM, EVC and
                                                        EV, which are affiliates
                                                        of the Trust and the
                                                        Portfolio.

NONINTERESTED
  TRUSTEE(S)
Samuel L. Hayes, III    Trustee    Trustee of the Trust Jacob H. Schiff Professor          195          Director of Tiffany & Co.
2/23/35                             since 1989; of the  of Investment Banking                           (specialty retailer) and
                                   Portfolio since 1993 Emeritus, Harvard                                      Telect, Inc.
                                                        University Graduate                                (telecommunication
                                                        School of Business                                  services company)
                                                        Administration.

William H. Park         Trustee        Since 2003       President and Chief                194                   None
9/19/47                                                 Executive Officer, Prizm
                                                        Capital Management, LLC
                                                        (investment management
                                                        firm) (since 2002).
                                                        Executive Vice President
                                                        and Chief Financial
                                                        Officer, United Asset
                                                        Management Corporation (a
                                                        holding company owning
                                                        institutional investment
                                                        management firms)
                                                        (1982-2001).

Ronald A. Pearlman      Trustee        Since 2003       Professor of Law,                  194                   None
7/10/40                                                 Georgetown University Law
                                                        Center (since 1999). Tax
                                                        Partner, Covington &
                                                        Burling, Washington, DC
                                                        (1991-2000).

Norton H. Reamer        Trustee    Trustee of the Trust President, Chief                   195                   None
9/21/35                             since 1989; of the  Executive Officer and a
                                   Portfolio since 1993 Director of Asset
                                                        Management Finance Corp.
                                                        (a specialty finance
                                                        company serving the
                                                        investment management
                                                        industry) (since October
                                                        2003). President, Unicorn
                                                        Corporation (an
                                                        investment and financial
                                                        advisory services
                                                        company) (since September
                                                        2000). Formerly,
                                                        Chairman, Hellman, Jordan
                                                        Management Co., Inc. (an
                                                        investment management
                                                        company) (2000-2003).
                                                        Formerly, Advisory
                                                        Director of Berkshire
                                                        Capital Corporation
                                                        (investment banking firm)
                                                        (2002-2003). Formerly,
                                                        Chairman of the Board,
                                                        United Asset Management
                                                        Corporation (a holding
                                                        company owning
                                                        institutional investment
                                                        management firms) and
                                                        Chairman, President and
                                                        Director, UAM Funds
                                                        (mutual funds)
                                                        (1980-2000).

Lynn A. Stout           Trustee        Since 1998       Professor of Law,                  195                   None
9/14/57                                                 University of California
                                                        at Los Angeles School of
                                                        Law (since July 2001).
                                                        Formerly, Professor of
                                                        Law, Georgetown
                                                        University Law Center.

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

                           POSITION(S)           TERM OF
                            WITH THE           OFFICE AND
    NAME AND             TRUST AND THE          LENGTH OF                       PRINCIPAL OCCUPATION(S)
  DATE OF BIRTH            PORTFOLIO             SERVICE                        DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------
Thomas E. Faust Jr.  President of the Trust   Since 2002(2)            Executive Vice President of EVM, BMR, EVC and
5/31/58                                                                EV; Chief Investment Officer of EVM and BMR and
                                                                       Director of EVC. Chief Executive Officer of
                                                                       Belair Capital Fund LLC, Belcrest Capital Fund
                                                                       LLC, Belmar Capital Fund LLC, Belport Capital
                                                                       Fund LLC and Belrose Capital Fund LLC (private
                                                                       investment companies sponsored by EVM). Officer
                                                                       of 57 registered investment companies managed by
                                                                       EVM or BMR.

Gregory L. Coleman   Vice President of the      Since 2001             Partner of Atlanta Capital. Officer of 10
10/28/49                    Trust                                      registered investment companies managed by EVM
                                                                       or BMR.

Arieh Coll           Vice President of the      Since 2000             Vice President of EVM and BMR. Officer of 7
11/9/63                   Portfolio                                    registered investment companies managed by EVM
                                                                       or BMR.

Duncan W. Richardson President of the           Since 2002             Senior Vice President and Chief Equity
10/26/57                  Portfolio                                    Investment Officer of EVM and BMR. Officer of 43
                                                                       registered investment companies managed by EVM
                                                                       or BMR.

James A. Womack      Vice President of the      Since 2001             Vice President of Atlanta Capital. Officer of 10
11/20/68                    Trust                                      registered investment companies managed by EVM
                                                                       or BMR.

Alan R. Dynner            Secretary             Since 1997             Vice President, Secretary and Chief Legal
10/10/40                                                               Officer of BMR, EVM, EVD, EV and EVC. Officer of
                                                                       195 registered investment companies managed by
                                                                       EVM or BMR.

William                Treasurer of the       Since 2002(2)            Vice President of EVM and BMR. Officer of 56
J. Austin, Jr.           Portfolio                                     registered investment companies managed by EVM
12/27/51                                                               or BMR.

James L. O'Connor    Treasurer of the Trust     Since 1989             Vice President of BMR, EVM and EVD. Officer of
4/1/45                                                                 116 registered investment companies managed by
                                                                       EVM or BMR.

(1)  Includes both master and feeder funds in a master-feeder structure.

(2) Prior to 2002, Mr. Faust served as Vice President of the Trust since 1999 and Mr. Austin served as Assistant Treasurer since 1993.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge by calling 1-800-225-6265.

                       This Page Intentionally Left Blank

                       This Page Intentionally Left Blank

                       This Page Intentionally Left Blank

                     INVESTMENT ADVISER OF GROWTH PORTFOLIO
                         BOSTON MANAGEMENT AND RESEARCH
                            THE EATON VANCE BUILDING
                                255 STATE STREET
                                BOSTON, MA 02109

                    ADMINISTRATOR OF EATON VANCE GROWTH FUND
                             EATON VANCE MANAGEMENT
                            THE EATON VANCE BUILDING
                                255 STATE STREET
                                BOSTON, MA 02109

                              PRINCIPAL UNDERWRITER
                         EATON VANCE DISTRIBUTORS, INC.
                            THE EATON VANCE BUILDING
                                255 STATE STREET
                                BOSTON, MA 02109
                                 (617) 482-8260

                                    CUSTODIAN
                         INVESTORS BANK & TRUST COMPANY
                              200 CLARENDON STREET
                                BOSTON, MA 02116

                                 TRANSFER AGENT
                                    PFPC INC.
                             ATTN: EATON VANCE FUNDS
                                  P.O. BOX 9653
                            PROVIDENCE, RI 02940-9653
                                 (800) 262-1122

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
                           PRICEWATERHOUSECOOPERS LLP
                                 125 HIGH STREET
                                BOSTON, MA 02110


                             EATON VANCE GROWTH FUND
                            THE EATON VANCE BUILDING
                                255 STATE STREET
                                BOSTON, MA 02109

   THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS. BEFORE
      INVESTING, INVESTORS SHOULD CONSIDER CAREFULLY THE FUND'S INVESTMENT OBJECTIVE(S), RISKS, AND CHARGES AND EXPENSES. THE FUND'S CURRENT PROSPECTUS
CONTAINS THIS AND OTHER INFORMATION ABOUT THE FUND AND IS AVAILABLE THROUGH YOUR
  FINANCIAL ADVISOR. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR
         SEND MONEY. FOR FURTHER INFORMATION PLEASE CALL 1-800-225-6265.

444-10/04                                                                  GFSRC

                      EATON VANCE GREATER CHINA GROWTH FUND

                                  Supplement to
                        Prospectus dated January 1, 2005

1. THE DATE OF THE PROSPECTUS IS MAY 2, 2005.

2. THE FOLLOWING REPLACES "PERFORMANCE INFORMATION" UNDER "FUND SUMMARY":

Performance Information. The following bar chart and table provide information about the Fund's performance. The returns in the bar chart are for Class A shares for each full calendar year ended December 31, 2004 and do not reflect a sales charge. If the sales charge was reflected, returns would be lower. The table contains the Class A, Class B and Class C performance and a comparison of the Fund's performance to the performance of two Asian stock indicies. Returns for Class A shares in the table are shown before and after the reduction of taxes. Although past performance (both before and after taxes) is no guarantee of future results, this performance information demonstrates the risk that the value of your investment will change.


3.53%  15.85% -24.86% -21.93%  60.47%  -19.90%  -17.36%  -16.31%  53.88%  15.35%
--------------------------------------------------------------------------------
1995    1996    1997    1998    1999     2000     2001     2002    2003    2004


During the ten years ended December 31, 2004, the highest quarterly total return for Class A was 35.87% for the quarter ended June 30, 1999, and the lowest quarterly return was -33.39% for the quarter ended December 31, 1997. The year-to-date total return through the end of the most recent calendar quarter (December 31, 2004 to March 31, 2005) was 0.43%.

                                                        One      Five       Ten
Average Annual Total Return as of December 31, 2004     Year     Years     Years
--------------------------------------------------------------------------------
Class A Return Before Taxes                             8.67%   -1.50%     0.45%
Class A Return After Taxes on Distributions             8.81%   -1.50%     0.26%
Class A Return After Taxes on Distributions and
 the Sale of Class A Shares                             5.85%   -1.25%     0.37%
Class B Return Before Taxes                             9.88%   -1.38%     0.47%
Class C Return Before Taxes                            13.74%   -1.05%     0.29%
Morgan Stanley Capital International Golden Dragon
 Index (reflects no deduction for fees, expenses
 or taxes)                                             17.19%   -3.05%    -0.15%
Morgan Stanley Capital International All Country
 Far East Free Ex-Japan Index (reflects no
 deduction for fees, expenses or taxes)                13.94%   -3.23%     N/A


These returns reflect the maximum sales charge for Class A (5.75%) and any applicable contingent deferred sales charge ("CDSC") for Class B and Class C. Effective August 2003, the Fund's primary benchmark index was changed from the Morgan Stanley Capital International All Country Far East Free Ex-Japan Index (MSCI AC) to The Morgan Stanley Capital International Golden Dragon Index (MSCI Golden Dragon). The MSCI Golden Dragon is a broad-based index of common stocks traded in China, Hong Kong and Taiwan. The MSCI AC Ex-Japan is an unmanaged index of stocks in developed and emerging markets which are open to foreign investment in the Far East (excluding Japan). The investment adviser believes the MSCI Golden Dragon more accurately reflects the Fund's investment universe. Investors cannot invest directly in an Index. (Source for the MSCI AC Ex-Japan and MSCI Golden Dragon Indicies returns: Lipper Inc.)

Total returns are historical and are calculated by determining the percentage change in net asset value or public offering price with all distributions reinvested. The Fund's past performance (both before and after taxes) is no guarantee of future results. Investment return and principal value of Fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund's current performance may be lower or higher than the quoted return. The Fund's performance during certain periods reflects the strong stock market performance and/or the strong performance of stocks held during those periods. This performance is not typical and may not be repeated. For the Fund's performance as of the most recent month-end, please refer to www.eatonvance.com.

After-tax returns are calculated using the highest historical individual federal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities.
After-tax returns for other Classes of shares will vary from the after-tax returns presented for Class A shares. Return After Taxes on Distributions may be the same as Return Before Taxes for a period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and the Sale of Fund Shares for a period may be greater than Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

3. THE FOLLOWING IS ADDED TO "MANAGEMENT" UNDER "MANAGEMENT AND ORGANIZATION":

The Statement of Additional Information provides information regarding the basis for the Trustees' approval of the Portfolio's investment advisory agreement.

The Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of shares of the Fund.

4. THE FOLLOWING REPLACES THE LAST PARAGRAPH UNDER "VALUING SHARES":

The Trustees have adopted procedures for valuing investments and have delegated to the investment adviser the daily valuation of such investments. Pursuant to the procedures, exchange-listed securities normally are valued at closing sale prices. The investment adviser may use the fair value of a security if market prices are unavailable or deemed unreliable, including if events occur after the close of a foreign securities market and before the Portfolio values its assets that would materially affect net asset value. In addition, for foreign securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the securities held by the Portfolio. A security that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair valuation procedures. Because foreign securities trade on days when Fund shares are not priced, net asset value can change on days when Fund shares cannot be redeemed. Eaton Vance has established a Valuation Committee that oversees the valuation of investments.

5. THE FOLLOWING IS ADDED TO "CHOOSING A SHARE CLASS" UNDER "PURCHASING SHARES":

Orders for Class B shares of one or more Eaton Vance funds will be refused when the total value of the purchase (including the aggregate value of all Class B shares held within the purchasing shareholder's account) is $100,000 or more. Investors considering cumulative purchases of $100,000 or more, or who, after a purchase of Class B shares, would own shares of Eaton Vance funds with a current market value of $100,000 or more, should consider whether Class A shares would be more advantageous and consult their investment dealer.

Orders for Class C shares of one or more Eaton Vance funds will be refused when the total value of the purchase (including the aggregate value of all Class C shares held within the purchasing shareholder's account) is $1,000,000 or more. Investors considering cumulative purchases of $1,000,000 or more, or who, after a purchase of Class C shares, would own shares of Eaton Vance funds with a current market value of $1,000,000 or more, should consider whether Class A shares would be more advantageous and consult their investment dealer.

6. THE FOLLOWING REPLACES THE FIRST PARAGRAPH OF "PAYMENTS TO INVESTMENT DEALERS" UNDER "PURCHASING SHARES":

In connection with sales of Fund shares, an investment dealer may receive sales charges and Fund distribution and/or service fees as described below. In addition, the principal underwriter, out of its own resources, may make cash payments to certain investment dealers who provide marketing support, transaction processing and/or administrative services and, in some cases, include some or all Eaton Vance funds in preferred or specialized selling programs. Payments made by the principal underwriter to an investment dealer may be significant and are typically in the form of fees based on Fund sales, assets, transactions processed and/or accounts attributable to that investment dealer. Investment dealers also may receive amounts from the principal underwriter in connection with educational or due diligence meetings that include information concerning Eaton Vance funds. The principal underwriter may pay or allow other promotional incentives or payments to investment dealers to the extent permitted by applicable laws and regulations.

7. THE  FOLLOWING  REPLACES  THE  THIRD  FROM THE LAST  PARAGRAPH  UNDER  "SALES
   CHARGES":

MORE INFORMATION ABOUT SALES CHARGES IS AVAILABLE FREE OF CHARGE ON THE EATON VANCE WEBSITE AT WWW.EATONVANCE.COM AND IN THE STATEMENT OF ADDITIONAL INFORMATION. PLEASE CONSULT THE EATON VANCE WEBSITE FOR ANY UPDATES TO SALES CHARGE INFORMATION BEFORE MAKING A PURCHASE OF FUND SHARES.

8. THE FOLLOWING REPLACES THE LAST SENTENCE OF "PROCEDURES FOR OPENING NEW ACCOUNTS" UNDER "SHAREHOLDER ACCOUNT FEATURES":

Moreover, if the transfer agent or the investment dealer is unable to verify the identity of a person based on information provided by that person, it may take additional steps including, but not limited to, requesting additional information from the person, closing the person's account or reporting the matter to the appropriate federal authorities. If your account is closed for this reason, your shares may be automatically redeemed. If the Fund's net asset value has decreased since your purchase, you will lose money as a result of this redemption.

9. THE FOLLOWING  REPLACES THE LAST SENTENCE OF THE FIRST  PARAGRAPH ON THE BACK
   COVER:

You may obtain free copies of the statement of additional information and the shareholder reports on Eaton Vance's website at www.eatonvance.com or by contacting the principal underwriter.





May 2, 2005                                                                 CGPS

{LOGO}






                                   Eaton Vance
                            Greater China Growth Fund

              A non-diversified fund investing in the China Region

                                Prospectus Dated
                                 January 1, 2005


The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.


Information in this prospectus
                                       Page                                 Page
--------------------------------------------------------------------------------
Fund Summary                            2       Sales Charges                  9
Investment Objective & Principal                Redeeming Shares              11
  Policies and Risks                    5       Shareholder Account
Management and Organization             6         Features                    11
Valuing Shares                          6       Tax Information               13
Purchasing Shares                       7       Financial Highlights          14
--------------------------------------------------------------------------------

 This prospectus contains important information about the Fund and the services available to shareholders. Please save it for reference.

FUND SUMMARY

Investment Objective and Principal Strategies. The investment objective of the Fund is to seek long-term capital appreciation. The Fund invests primarily in common stocks of companies which, in the opinion of the investment adviser, will benefit from the economic development and growth of the People's Republic of China. Under normal circumstances, the Fund primarily invests in companies in the China region, which includes Hong Kong, China, Taiwan, South Korea, Singapore, Malaysia, Thailand, Indonesia and the Philippines. Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of companies in the China region.

The investment adviser invests primarily in common stocks of China region companies expected to grow in value over time, regardless of short-term market fluctuations. The Fund may invest 25% or more of its total assets in securities in any one country in the China region. The Fund invests in companies with a broad range of market capitalizations, including smaller companies. At times, the Fund may attempt to hedge foreign currency fluctuations by entering into forward currency exchange contracts.

The Fund pursues its investment objective by investing its assets in a separate registered investment company with the same objective and policies as the Fund.

Principal Risk Factors. Securities markets in the China region are substantially smaller, less liquid and more volatile than the major securities markets in the United States. The value of Fund shares will be affected by political, economic, fiscal, regulatory or other developments in the China region or neighboring regions, as well as fluctuations in currency exchange rates. The extent of economic development, political stability and market depth of different countries in the China region varies widely. Certain China region countries, including China, Indonesia, Malaysia, the Philippines and Thailand, are either comparatively underdeveloped or in the process of becoming developed. Greater China investments typically involve greater potential for gain or loss than investments in securities of issuers in developed countries. In comparison to the United States and other developed countries, developing countries may have relatively unstable governments and economies based on only a few industries. The Fund will likely be particularly sensitive to changes in China's economy as the result of any reversals of economic liberalization, political unrest or changes in China's trading status.

The value of Fund shares also is sensitive to stock market volatility. If there is a decline in the value of publicly-traded stocks, the value of Fund shares will also likely decline. Changes in stock market values can be sudden and unpredictable. Also, although stock values can rebound, there is no assurance that values will return to previous levels. The securities of smaller companies are generally subject to greater price fluctuation and investment risk than securities of more established companies. Foreign currency exchange contracts involve a risk of loss due to unanticipated changes in exchange rates, as well as the risk of counterparty default.

As a non-diversified fund, the Fund may invest a larger portion of its assets in the securities of a limited number of issuers than may a diversified fund. This makes the Fund more susceptible to adverse economic, business or other developments affecting such issuers. The Fund may invest, with respect to 50% of its total assets, more than 5% (but not more than 25%) of its total assets in securities of any one issuer.

The Fund is not a complete investment program and you may lose money by investing in the Fund. Shareholders should invest for the long-term. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information. The following bar chart and table provide information about the Fund's performance. The returns in the bar chart are for Class A shares for each full calendar year ended December 31, 2003 and do not reflect a sales charge. If the sales charge was reflected, returns would be lower. The table contains the Class A, Class B and Class C performance and a comparison of the Fund's performance to the performance of two indicies of stocks traded in the Asian markets. Returns for Class A shares in the table are shown before and after the reduction of taxes. Although past performance (both before and after taxes) is no guarantee of future results, this performance information demonstrates the risk that the value of your investment will change.

 -20.89%  3.53%   15.85% -24.86% -21.93%  60.47% -19.90% -17.36% -16.31%  53.88%
--------------------------------------------------------------------------------
  1994    1995    1996    1997    1998    1999    2000    2001    2002    2003

During the ten years ended December 31, 2003, the highest quarterly total return for Class A was 35.86% for the quarter ended June 30, 1999, and the lowest quarterly return was -33.39% for the quarter ended December 31, 1997. The year-to-date total return through the end of the most recent calendar quarter (December 31, 2003 to September 30, 2004) was 3.15%. For current yield information call 1-800-225-6265.

                                                                                        One       Five       Ten
Average Annual Total Return as of December 31, 2003                                     Year      Years      Years
-----------------------------------------------------------------------------------------------------------------------------------
Class A Return Before Taxes                                                             45.01%    5.21%     -3.26%
Class A Return After Taxes on Distributions                                             44.89%    5.19%     -3.48%
Class A Return After Taxes on Distributions and the Sale of Class A Shares              29.25%    4.48%     -2.72%
Class B Return Before Taxes                                                             47.90%    5.45%     -3.18%
Class C Return Before Taxes                                                             51.99%    5.69%     -3.26%
Morgan Stanley Capital International Golden Dragon Index (reflects no deduction
  for fees, expenses or taxes)                                                          48.41%    3.07%       N/A
Morgan Stanley Capital International All Country Far East Free Ex-Japan Index
  (reflects no deduction for fees, expenses or taxes)                                   44.51%    5.56%       N/A

These returns reflect the maximum sales charge for Class A (5.75%) and any applicable contingent deferred sales charge ("CDSC") for Class B and Class C. The Class B and Class C performance shown above for the period prior to June 7, 1993 and December 28, 1993, respectively, is the performance of Class A shares, adjusted for the sales charge that applies to Class B or Class C shares (but not adjusted for any other differences in the expenses of the classes). Class A commenced operations on October 28, 1992. Life of Fund returns are calculated from October 31, 1992. Effective August 2003, the Fund's primary benchmark index was changed from the Morgan Stanley Capital International All Country Far East Free Ex-Japan Index (MSCI AC) to the Morgan Stanley Capital International Golden Dragon Index (MSCI Golden Dragon). The MSCI Golden Dragon is a broad-based index of common stocks traded in China, Hong Kong and Taiwan. The MSCI AC is an unmanaged index of stocks in developed and emerging markets which are open to foreign investment in the Far East (excluding Japan). The investment adviser believes that the MSCI Golden Dragon more accurately reflects the Fund's investment universe. Investors cannot invest directly in an Index. (Source for the MSCI AC and MSCI Golden Dragon Indicies returns: Lipper Inc.)

Total returns are historical and are calculated by determining the percentage change in net asset value or public offering price with all distributions reinvested. The Fund's past performance (both before and after taxes) is no guarantee of future results. Investment return and principal value of Fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund's current performance may be lower or higher than the quoted return. The Fund's performance during certain periods reflects the strong stock market performance and/or the strong performance of stocks held during those periods. This performance is not typical and may not be repeated. For the Fund's performance as of the most recent month-end, please refer to www.eatonvance.com.

After-tax returns are calculated using the highest historical individual federal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities.
After-tax returns for other Classes of shares will vary from the after-tax returns presented for Class A shares. Return After Taxes on Distributions may be the same as Return Before Taxes for a period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and the Sale of Fund Shares for a period may be greater than Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

Fund Fees and Expenses. These tables describe the fees and expenses that you may pay if you buy and hold shares.

Shareholder Fees
(fees paid directly from your investment)             Class A  Class B  Class C
--------------------------------------------------------------------------------
Maximum Sales Charge (Load)
  (as a percentage of offering price)                  5.75%     None     None
Maximum Deferred Sales Charge (Load)
  (as a percentage of the lower of net
  asset value at time of purchase or time
  of redemption)                                       None      5.00%    1.00%
Maximum Sales Charge (Load) Imposed on
  Reinvested Distributions                             None      None     None
Redemption Fee (as a percentage of
  amount redeemed)*
Exchange Fee                                           None      None     None

Annual Fund Operating Expenses
(expenses that are deducted from
Fund and Portfolio assets)                           Class A  Class B   Class C
--------------------------------------------------------------------------------
Management Fees                                        1.25%     1.25%    1.25%
Distribution and Service (12b-1) Fees                  0.50%     1.00%    1.00%
Other Expenses                                         0.92%     0.92%    0.92%
                                                       -----     -----    -----
Total Annual Fund Operating Expenses                   2.67%     3.17%    3.17%

* For shares redeemed or exchanged within three months of the settlement of the purchase.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                     1 Year     3 Years    5 Years    10 Years
--------------------------------------------------------------------------------
Class A shares                       $  830*   $ 1,357    $ 1,909      $ 3,405
Class B shares**                     $  820    $ 1,377    $ 1,859      $ 3,361
Class C shares                       $  420    $   977    $ 1,659      $ 3,476

You would pay the following expenses if you did not redeem your shares:

                                     1 Year     3 Years    5 Years    10 Years
--------------------------------------------------------------------------------
Class A shares                       $  830*   $ 1,357    $ 1,909      $ 3,405
Class B shares**                     $  320    $   977    $ 1,659      $ 3,361
Class C shares                       $  320    $   977    $ 1,659      $ 3,476

* Due to the redemption fee, the cost of investing for one year would be $100 higher for shares redeemed or exchanged within three months of the settlement of the purchase.

** Reflects the expenses of Class A after eight years because Class B shares convert to Class A shares after eight years.

INVESTMENT OBJECTIVE & PRINCIPAL POLICIES AND RISKS

The Fund's investment objective is to seek long-term capital appreciation. The Fund currently seeks to meet its investment objective by investing in Greater China Growth Portfolio (the "Portfolio"), a separate registered investment company which has the same objective and policies as the Fund. The Fund's investment objective and certain policies may be changed without shareholder approval. The Trustees of the Trust have no present intention to make such change and intend to submit any proposed material change in investment objective to shareholders in advance for their approval.

The Portfolio invests in a carefully selected and continuously managed portfolio consisting primarily of common stocks of companies which, in the opinion of the investment adviser, will benefit from the economic development and growth of China. A company will be considered to be located in the China region if it is domiciled in the China region or has at least 50% of its assets in, or derives 50% or more of its revenues or profits from, the China region. While the investment adviser expects that most of the securities held by the Portfolio will be traded in securities markets within the China region, some could be traded outside the region. The Portfolio may invest up to 20% of its net assets outside the China region. As an alternative to investing directly in securities of companies located in the China region, the Portfolio may invest in depositary receipts and similar investments. Under normal market conditions, the Portfolio will invest at least 80% of its net assets in equity securities of companies located in the China region (the "80% policy"). This policy will not be changed unless Fund shareholders are given 60 days' advance notice of the change. For purposes of the 80% policy, net assets include any borrowings for investment purposes.

The values of foreign investments are affected by changes in currency rates or exchange control regulations, application of foreign tax laws (including withholding tax), changes in governmental administration or economic or monetary policy (in this country or abroad) or changed circumstances in dealings between nations. Exchange rates may fluctuate significantly over short periods of time causing the Portfolio's net asset value to fluctuate as well. Costs are incurred in connection with conversions between various currencies. In addition, foreign brokerage commissions, custody fees and other costs of investing are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign issuers could be affected by other factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, restrictions on transfers of assets, lack of uniform accounting and auditing standards, less publicly available financial and other information and potential difficulties in enforcing contractual obligations. Transactions in the securities of foreign issuers could be subject to settlement delays and risk of loss.

More than 25% of the Portfolio's total assets may be denominated in any single currency. At times, the portfolio manager may (but is not obligated to) enter into forward currency exchange contracts to attempt to mitigate adverse effects of foreign currency fluctuations. These contracts allow the Portfolio to establish a currency exchange rate with payment and delivery at a future date. They are subject to a risk of loss due to unanticipated changes in currency exchange rates and default by the counterparty to the contract. There can be no assurance that this hedging strategy will be advantageous to the Portfolio.

Economies of countries in the China region differ from the U.S. economy in various ways, such as rate of growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. As export-driven economies, the economies of countries in the China region are affected by developments in the economies of their principal trading partners. Monsoons and natural disasters also can affect the value of Portfolio investments. China's governmental actions can have a significant effect on the economic conditions in the China region, which could adversely affect the value and liquidity of the Portfolio's investments. Although the Chinese Government has recently begun to institute legal and economic reform policies, there can be no assurances that it will continue to pursue such policies or, if it does, that such policies will succeed.

The Portfolio may invest in securities of smaller, less seasoned companies. Such securities are generally subject to greater price fluctuations, limited liquidity, higher transaction costs and higher investment risk. Smaller companies may have limited product lines, markets or financial resources, and they may be dependent on a limited management group. There is generally less publicly available information about such companies than larger, more established companies. The Portfolio may make direct investments in companies in private placement transactions. Because of the absence of any public trading market for some of these investments (such as those that are legally restricted) it may take longer to liquidate these positions at fair value than would be the case for publicly traded securities.

The annual portfolio turnover rate may exceed 100%. A mutual fund with a high turnover rate (100% or more) may generate more capital gains and pay more commissions (which may reduce return) than a fund with a lower rate. Capital gains distributions (which reduce the after-tax returns of shareholders holding Fund shares in taxable accounts) will be made to shareholders if offsetting capital loss carryforwards do not exist.

The Portfolio may borrow amounts up to one-third of the value of its total assets (including borrowings), but it will not borrow more than 5% of the value of its total assets except to satisfy redemption requests or for other temporary purposes. Such borrowings would result in increased expense to the Fund and, while they are outstanding, would magnify increases or decreases in the value of Fund shares. The Portfolio will not purchase additional investment securities while outstanding borrowings exceed 5% of the value of its total assets. During unusual market conditions, the Portfolio may temporarily invest up to 100% of its assets in cash or cash equivalents, which may be inconsistent with the Fund's investment objective. The Portfolio might not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or the Statement of Additional Information. While at times the Portfolio may use alternative investment strategies in an effort to limit losses, it may choose not to do so.

MANAGEMENT AND ORGANIZATION

Management. The Portfolio's investment adviser is Lloyd George Investment Management (Bermuda) Limited ("Lloyd George"), 3808 One Exchange Square, Central, Hong Kong. The investment adviser manages the investments of the Portfolio. Lloyd George receives a monthly advisory fee equal to 0.75% annually of the Portfolio's average daily net assets up to $500 million. This fee declines at intervals above $500 million. For the fiscal year ended August 31, 2004, the Portfolio paid advisory fees of 0.75% of its average daily net assets.

Pamela Chan is the portfolio manager of the Portfolio (since April, 2002). Ms. Chan has been employed by Lloyd George for more than five years and serves as a Director.

Lloyd George and its affiliates act as investment adviser to various individual and institutional clients and manage over $5 billion in assets. Eaton Vance's corporate parent owns 20% of Lloyd George's corporate parent. Lloyd George, its affiliates and two of the Portfolio's Trustees are domiciled outside of the United States. Because of this, it would be difficult for the Portfolio to bring a claim or enforce a judgment against them.

Eaton Vance manages the business affairs of the Fund and administers the business affairs of the Portfolio. For these services, Eaton Vance receives a monthly fee from each of the Fund and Portfolio equal to 0.25% annually of average daily net assets up to $500 million. This fee declines at intervals above $500 million. For the fiscal year ended August 31, 2004, Eaton Vance earned management fees of 0.25% of the Fund's average daily net assets and administration fees of 0.25% of the Portfolio's average daily net assets. Eaton Vance has been managing assets since 1924 and managing mutual funds since 1931. Eaton Vance and its subsidiaries currently manage approximately $90 billion on behalf of mutual funds, institutional clients and individuals.

Eaton Vance also serves as the sub-transfer agent for the Fund. For the sub-transfer agency services it provides, Eaton Vance receives an aggregate fee based upon the actual expenses it incurs in the performance of sub-transfer agency services. This fee is paid to Eaton Vance by the Fund's transfer agent from fees it receives from the Eaton Vance funds.

Organization. The Fund is a series of Eaton Vance Growth Trust, a Massachusetts business trust. The Fund offers multiple classes of shares. Each Class represents a pro rata interest in the Fund but is subject to different expenses and rights. The Fund does not hold annual shareholder meetings but may hold special meetings for matters that require shareholder approval (such as electing or removing trustees, approving management or advisory contracts or changing investment policies that may only be changed with shareholder approval). If the Fund invests in the Portfolio, it may be asked to vote on certain Portfolio matters (such as changes in certain Portfolio investment restrictions). When necessary, the Fund will hold a meeting of its shareholders to consider the Portfolio matter and then vote its interest in the Portfolio in proportion to the votes cast by its shareholders. The Fund can withdraw from the Portfolio at any time.

VALUING SHARES

The Fund values its shares once each day only when the New York Stock Exchange is open for trading (typically Monday through Friday), as of the close of regular trading on the Exchange (normally 4:00 p.m. eastern time). The purchase price of Fund shares is their value (plus a sales charge for Class A shares), which is derived from the value of Portfolio holdings. When purchasing or redeeming Fund shares, your investment dealer must communicate your order to the principal underwriter by a specific time each day in order for the purchase price or the redemption price to be based on that day's net asset value per share. It is the investment dealer's responsibility to transmit orders promptly. The Fund may accept purchase and redemption orders as of the time of their receipt by certain investment dealers (or their designated intermediaries).

The Board of Trustees has adopted procedures for valuing Portfolio investments and has delegated to the investment adviser the daily valuation of such investments. Pursuant to the procedures, exchange-listed securities normally are valued at closing sale prices. The investment adviser may use the fair value of a security if market prices are unavailable or deemed unreliable, including if events occur after the close of a foreign securities market and before the Portfolio values its assets that would materially affect net asset value. In addition, for foreign securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the securities held by the Portfolio. A security that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair valuation procedures. Because foreign securities trade on days when Fund shares are not priced, net asset value can change on days when Fund shares cannot be redeemed. Eaton Vance has established a Valuation Committee that oversees the valuation of Portfolio investments.

PURCHASING SHARES

How to Purchase Shares. You may purchase shares through your investment dealer or by mailing an account application form to the transfer agent (see back cover for address). You may request an account application by calling 1-800-262-1122. Your initial investment must be at least $1,000. The Fund or your investment dealer must receive your purchase order no later than the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. eastern time) in order for your purchase to be effected at that day's net asset value.

After your initial investment, additional investments of $50 or more may be made at any time by sending a check payable to the order of the Fund or the transfer agent directly to the transfer agent (see back cover for address). Please include your name and account number and the name of the Fund and Class of shares with each investment.

You may make automatic investments of $50 or more each month or each quarter from your bank account. You can establish bank automated investing on the account application or by calling 1-800-262-1122. The minimum initial investment amount and Fund policy of redeeming accounts with low account balances are waived for bank automated investing accounts, certain group purchase plans and for persons affiliated with Eaton Vance and its service providers.

If you purchase shares through an investment dealer (which includes brokers, dealers and other financial institutions), that dealer may charge you a fee for executing the purchase for you. The Fund may suspend the sale of its shares at any time and any purchase order may be refused.

Restrictions on Excessive Trading and Market Timing. The Fund is not intended for excessive trading or market timing. Market timers seek to profit by rapidly switching money into a fund when they expect the share price of the fund to rise and taking money out of the fund when they expect those prices to fall. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of a fund's shares may dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, excessive purchases and sales or exchanges of a fund's shares may cause a fund to have difficulty implementing its investment strategies, may force the fund to sell portfolio securities at inopportune times to raise cash or may cause increased expenses (such as increased brokerage costs, realization of taxable capital gains without attaining any investment advantage or increased administrative costs).

Because the Portfolio invests its assets in foreign securities, it may be susceptible to a time zone arbitrage strategy in which shareholders attempt to take advantage of Fund share prices that may not reflect developments in a foreign securities market that occur after the close of such market but prior to the pricing of Fund shares. In addition, a fund that invests in securities that are, among other things, thinly traded, traded infrequently or relatively illiquid (including certain securities that may be held by the Portfolio, such as restricted securities and certain small and mid-cap companies) is susceptible to the risk that the current market price for such securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (commonly referred to as "price arbitrage"). The Portfolio has procedures authorizing the investment adviser to use the fair value of a security if market prices are unavailable or deemed unreliable (see "Valuing Shares"). The use of fair value pricing, the redemption fee applicable to Class A shares, and the restrictions on excessive trading and market timing described below are intended to reduce a shareholder's ability to engage in price or time zone arbitrage to the detriment of the Fund.

The Boards of Trustees of the Eaton Vance funds have adopted policies to discourage short-term trading and market timing and to seek to minimize their potentially detrimental effects. Pursuant to these policies, if an investor (through one or more accounts) makes more than two round-trip exchanges (exchanging from one fund to another fund and back again) within 12 months, it will be deemed to constitute market timing or excessive trading. Under the policies, the Fund or its principal underwriter will reject or cancel a purchase order, suspend or terminate the exchange privilege or terminate the ability of an investor to invest in the Eaton Vance funds if the Fund or the principal underwriter determines, in its discretion, that a proposed transaction involves market timing or excessive trading that it believes is likley to be detrimental to the Fund. The Fund and its principal underwriter cannot ensure that they will be able to identify all cases of market timing and excessive trading, although they believe they have adequate procedures in place to attempt to do so. The Fund or its principal underwriter may also reject or cancel any purchase order (including an exchange) from an investor or group of investors for any other reason. No Eaton Vance fund has any arrangement to permit market timing.

The Fund and the principal underwriter have provided guidance to financial intermediaries (such as banks, broker-dealers, insurance companies and retirement administrators) concerning the application of the Eaton Vance funds' market timing and excessive trading policies to Fund shares held in omnibus accounts maintained and administered by such intermediaries, including guidance concerning situations where market timing or excessive trading is considered to be detrimental to the Fund. The Fund and the principal underwriter cannot ensure that these financial intermediaries will in all cases apply the policies of the Fund to accounts under their control.

Choosing a Share Class. The Fund offers different classes of shares. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different sales charges and expenses and will likely have different share prices due to differences in class expenses. In choosing the class of shares that suits your investment needs, you should consider:

     *    how long you expect to own your shares;
     *    how much you intend to invest;
     * the sales charge and total operating expenses associated with owning each class; and
     * whether you qualify for a reduction or waiver of any applicable sales charges (see "Reducing or Eliminating Class A Sales Charges" under "Sales Charges" below).

Each investor's considerations are different. You should speak with your investment dealer to help you decide which class of shares is best for you. Set forth below is a brief description of each class of shares offered by the Fund.

     Class A shares are offered at net asset value plus a front-end sales charge of up to 5.75%. This charge is deducted from the amount you invest. The Class A sales charge is reduced for purchases of $50,000 or more. The sales charge applicable to your purchase may be reduced under the right of accumulation or a statement of intention, which are described in "Reducing or Eliminating Class A Sales Charges" under "Sales Charges" below. Some investors may be eligible to purchase Class A shares at net asset value under certain circumstances, which are also described below. Purchases of Class A shares are subject to a 1% redemption fee if redeemed or exchanged within three months of settlement of purchase. Class A shares pay distribution fees equal to 0.50% annually of average daily net assets. Returns on Class A shares are generally higher than returns on Class B and Class C shares because Class A has lower annual expenses than those classes.

     Class B shares are offered at net asset value with no front-end sales charge. If you sell your Class B shares within six years of purchase, you generally will be subject to a contingent deferred sales charge or "CDSC". The amount of the CDSC applicable to a redemption of Class B shares decreases over six years, as described in the CDSC schedule in "Contingent Deferred Sales Charge" under "Sales Charges" below. The CDSC is deducted from your redemption proceeds. Under certain circumstances, the Class B CDSC may be waived (such as in the case of the death of the shareholder). See "CDSC Waivers" under "Sales Charges" below. Class B shares pay distribution fees and service fees equal to 1.00% annually of average daily net assets. Returns on Class B shares are generally lower than returns on Class A shares because Class B has higher annual expenses than Class A. Because the sales charge applicable to Class A shares is reduced for larger purchases and Class A has lower operating expenses, purchasing Class B shares may not be appropriate if you are investing a large amount.

     Class C shares are offered at net asset value with no front-end sales charge. If you sell your Class C shares within one year of purchase, you generally will be subject to a CDSC. The CDSC is deducted from your redemption proceeds. Under certain circumstances, the Class C CDSC may be waived (such as certain redemptions from tax-deferred retirement plan accounts). See "CDSC Waivers" under "Sales Charges" below. Class C shares pay distribution fees and service fees equal to 1.00% annually of average daily net assets. Returns on Class C shares are generally lower than returns on Class A shares because Class C has higher annual expenses than Class A.

Payments to Investment Dealers. In connection with sales of Fund shares, an investment dealer may receive commissions and other amounts that are paid from various sources. For instance, your investment dealer may receive sales charges and Fund distribution and/or service fees as described below. In addition, the principal underwriter, out of its own resources, may make cash payments to certain investment dealers who provide marketing support, transaction processing and/or administrative services and, in some cases, include some or all Eaton Vance Funds in preferred or specialized selling programs. Payments made by the principal underwriter to an investment dealer are typically in the form of fees based on Fund sales, assets, transactions processed and/or accounts attributable to that investment dealer. Investment dealers also may receive amounts from the principal underwriter in connection with educational or due diligence meetings that include information concerning Eaton Vance Funds. The principal underwriter may pay or allow other promotional incentives or payments to investment dealers to the extent permitted by applicable laws and regulations.

Certain investment dealers that maintain "street name" or omnibus accounts provide sub-accounting, recordkeeping and/ or administrative services to the Eaton Vance Funds and are compensated for such services by the Funds. As used in this prospectus, the term "investment dealer" includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator, their designated intermediaries and any other firm having a selling, administration or similar agreement with the principal underwriter or its affiliates.

SALES CHARGES

Class A Front-End Sales Charge. Class A shares are offered at net asset value per share plus a sales charge that is determined by the amount of your investment. The current sales charge schedule is:

                                          Sales Charge*            Sales Charge*         Dealer Commission
                                        as Percentage of        as Percentage of Net    as a Percentage of
Amount of Purchase                      Offering Price            Amount Invested         Offering Price
----------------------------------------------------------------------------------------------------------
Less than $50,000                           5.75%                     6.10%                   5.00%
$50,000 but less than $100,000              4.75%                     4.99%                   4.00%
$100,000 but less than $250,000             3.75%                     3.90%                   3.00%
$250,000 but less than $500,000             3.00%                     3.09%                   2.50%
$500,000 but less than $1,000,000           2.00%                     2.04%                   1.75%
$1,000,000 or more                          0.00**                    0.00**             See Below

* Because the offering price per share is rounded to two decimal places, the actual sales charge you pay on a purchase of Class A shares may be more or less than your total purchase amount multiplied by the applicable sales charge percentage.

** No sales charge is payable at the time of purchase on investments of $1 million or more. A CDSC of 1.00% will be imposed on such investments (as described below) in the event of redemptions within 12 months of purchase.

The principal underwriter will pay an upfront commission to investment dealers on sales of $1 million or more as follows: 1.00% on amounts of $1 million or more but less than $3 million; plus 0.50% on amounts of $3 million or more but less than $5 million; plus 0.25% for any amounts of $5 million or more. Purchases totalling $1 million or more will be aggregated over a 12-month period for purposes of determining the amount of the commission to be paid.

For Class A share purchases in a single fund in a single transaction totaling $5 million or more, the principal underwriter will pay investment dealers a fee monthly in arrears based upon the commission rates stated above. Those rates will be applied to the amount originally invested minus any redemptions (as calculated at month end) and will be paid ratably over the first 12 months after the investment is made.

The principal underwriter may also pay commissions of up to 1.00% on sales of Class A shares made at net asset value to certain tax-deferred retirement plans.

Reducing or Eliminating Class A Shares Charges. Front-end sales charges on purchases of Class A shares may be reduced under the right of accumulation or under a statement of intention. To receive a reduced sales charge, you must inform your investment dealer or the Fund at the time you purchase shares that you qualify for such a reduction. If you do not let your investment dealer or the Fund know you are eligible for a reduced sales charge, you may not receive the discount to which you are otherwise entitled.

     Under the right of accumulation, the sales charge you pay is reduced if the current market value of your holdings in the Fund or any other Eaton Vance fund (based on the current maximum public offering price) plus your new purchase total $50,000 or more. Class A, Advisers Class, Class B, Class C, Class I and/or Class R shares of the Fund or other Eaton Vance funds, as well as shares of Eaton Vance Money Market Fund, owned by you may be included for this purpose. Shares of Eaton Vance Cash Management Fund and Eaton Vance Tax Free Reserves cannot be included under the right of accumulation. Shares owned by you, your spouse and children under age twenty-one may be combined for purposes of the right of accumulation, including shares held for the benefit of any of you in trust or fiduciary accounts (including retirement accounts) or omnibus or "street name" accounts. You may be required to provide documentation to establish your ownership  of shares  included  under the  right of  accumulation  (such as account statements for you, your spouse and children or marriage certificates, birth certificates and/or trust or other fiduciary-related documents).

     Under a statement of intention, purchases of $50,000 or more made over a 13-month period are eligible for reduced sales charges. Shares eligible under the right of accumulation may be included to satisfy the amount to be purchased under a statement of intention. Under a statement of intention, the principal underwriter may hold 5% of the dollar amount to be purchased in escrow in the form of shares registered in your name until you satisfy the statement or the 13-month period expires. A statement of intention does not obligate you to purchase (or the Fund to sell) the full amount indicated in the statement.

Class A shares are offered at net asset value (without a sales charge) to clients of financial intermediaries who charge a fee for their services; accounts affiliated with those financial intermediaries, tax-deferred retirement plans; investment and institutional clients of Eaton Vance; certain persons affiliated with Eaton Vance; and certain Eaton Vance and fund service providers. Class A shares may also be purchased at net asset value pursuant to the reinvestment privilege and exchange privilege and when distributions are reinvested. See "Shareholder Account Features" for details.

Contingent Deferred Sales Charge. Each Class of shares is subject to a CDSC on certain redemptions. Class A shares purchased at net asset value in amounts of $1 million or more (other than shares purchased in a single transaction of $5 million or more) are subject to a 1% CDSC if redeemed within 12 months of purchase. Investors who purchase Class A shares of a single fund in a single transaction at net asset value in amounts of $5 million or more will not be subject to any CDSC for such investment or any subsequent investment in the same fund but will be subject to a 1.00% redemption fee if they are redeemed or exchanged within the first three months after the settlement of the purchase. Class C shares are subject to a 1.00% CDSC if redeemed within 12 months of purchase. Class B shares are subject to the following CDSC schedule:

Year of Redemption After Purchase CDSC The CDSC is based on the lower of the --------------------------------------- net asset value at the time of
First or Second                     5%   purchase or at the time  of redemption.
Third                               4%   Shares acquired  through  the
Fourth                              3%   reinvestment  of  distributions  are
Fifth                               2%   exempt from the CDSC. Redemptions are
Sixth                               1%   made first from shares that are not
Seventh or following                0%   subject to a CDSC.

The sales commission payable to investment dealers in connection with sales of Class B shares is described under "Distribution and Service Fees" below.

CDSC Waivers. CDSCs are waived for certain redemptions pursuant to a Withdrawal Plan (see "Shareholder Account Features") and, for Class B and Class C, in connection with certain redemptions from tax-deferred retirement plans. Call 1-800-262-1122 for details. The Class B CDSC is also waived following the death of a beneficial owner of shares (a death certificate and other applicable documents may be required).

Conversion Feature.  After eight years, Class B shares automatically  convert to
Class  A  shares.   Class  B  shares  acquired   through  the   reinvestment  of
distributions convert in proportion to shares not so acquired.

More information about sales charges is available on the Eaton Vance website at www.eatonvance.com and in the Statement of Additional Information. Please consult the Eaton Vance website for any updates to sales charge information before making a purchase of Fund shares.

Distribution and Service Fees. Each Class of shares has in effect a plan under Rule 12b-1 that allows the Fund to pay distribution fees for the sale and distribution of shares (so-called "12b-1 fees"). Class A shares pay a distribution fee to the principal underwriter of 0.50% of average daily net assets on shares outstanding for less than twelve months and a distribution fee of 0.25% of average daily net assets on shares outstanding for more than twelve months. Class B shares pay distribution fees to the principal underwriter of 0.75% of average daily net assets annually. Because these fees are paid from Fund assets on an ongoing basis, they will increase your cost over time and may cost you more than paying other types of sales charges. The principal underwriter compensates investment dealers on sales of Class B and Class C shares (except exchange transactions and reinvestments) in an amount equal to 4% of the purchase price of the shares. After the first year, investment dealers also receive 0.75% of the value of Class C shares in annual distribution fees.

Both Classes also pay service fees for personal and/or account services equal to 0.25% of average daily net assets annually. Class A shares pay service fees on shares outstanding for twelve months. In the case of Class B shares, the principal underwriter receives the service fee the first year. Thereafter, and with respect to the Class A and Class C service fees, service fees generally are paid to investment dealers. Distribution and service fees are subject to the limitations contained in the sales charge rule of the National Association of Securities Dealers, Inc.

REDEEMING SHARES

You can redeem shares in any of the following ways:

  By Mail Send your request to the transfer agent along with any certificates and stock powers. The request must be signed exactly as your account is registered and signature guaranteed. You can obtain a signature guarantee at certain banks, savings and loan institutions, credit unions, securities dealers, securities exchanges, clearing agencies and registered securities associations. You may be asked to provide additional documents if your shares are registered in the name of a corporation, partnership or fiduciary.

  By Telephone          You can redeem up to $100,000 per account (which may
                        include shares of one or more Eaton Vance funds) by calling the transfer agent at 1-800-262-1122 on Monday through Friday, 9:00 a.m. to 4:00 p.m. (eastern time).
                        Proceeds of a telephone redemption can be mailed only to the account address. Shares held by corporations, trusts or certain other entities and shares that are subject to fiduciary arrangements cannot be redeemed by telephone.

  Through an
  Investment Dealer     Your investment dealer is responsible for transmitting
                        the order promptly. An investment dealer may charge a fee for this service.

Class A shares are subject to a 1% redemption fee if redeemed or exchanged within three months of the settlement of the purchase. All redemption fees will be paid to the Fund. Redemptions of shares held by 401(k) plans, in proprietary fee-based programs sponsored by broker-dealers, or by Eaton Vance, its affiliated entities and accounts in which Eaton Vance or such an affiliate have a beneficial interest, as well as the redemption of shares acquired as the result of reinvesting distributions, are not subject to the redemption fee.

If you redeem shares, your redemption price will be based on the net asset value per share next computed after the redemption request is received. Your redemption proceeds will be paid in cash within seven days, reduced by the amount of any applicable CDSC and/or redemption fee and any federal income tax required to be withheld. Payments will be sent by mail unless you complete the Bank Wire Redemptions section of the account application.

If you recently purchased shares, the proceeds of a redemption will not be sent until the purchase check (including a certified or cashier's check) has cleared. If the purchase check has not cleared, redemption proceeds may be delayed up to 15 days from the purchase date. If your account value falls below $750 (other than due to market decline), you may be asked either to add to your account or redeem it within 60 days. If you take no action, your account will be redeemed and the proceeds sent to you.

While redemption proceeds are normally paid in cash, redemptions may be paid by distributing marketable securities. If you receive securities, you could incur brokerage or other charges in converting the securities to cash.

SHAREHOLDER ACCOUNT FEATURES

Once you purchase shares, the transfer agent establishes a Lifetime Investing Account(R) for you. Share certificates are issued only on request.

Distributions. You may have your Fund distributions paid in one of the following ways:

  *Full
   Reinvest
   Option      Dividends and capital gains are reinvested in additional  shares.
               This option will be assigned if you do not specify an option.
  *Partial
   Reinvest
   Option      Dividends  are paid in cash and capital  gains are  reinvested in additional shares.
  *Cash
   Option      Dividends and capital gains are paid in cash.

  *Exchange
   Option      Dividends  and/or  capital  gains are  reinvested  in  additional shares of any class of another Eaton Vance fund chosen by you, subject to the terms of that fund's prospectus. Before selecting this option, you must obtain a prospectus of the other fund and consider its objectives, risks, and charges and expenses carefully.

Information about the Fund. From time to time, you may be mailed the following:

     * Semiannual and Annual Reports containing a list of portfolio holdings as of the end of the second and fourth fiscal quarters, respectively, performance information and financial statements.
     * Periodic account statements, showing recent activity and total share balance.
     * Form 1099 and tax information needed to prepare your income tax returns.
     *    Proxy materials, in the event a shareholder vote is required.
     *    Special notices about significant events affecting your Fund.

The Fund will file with the Securities and Exchange Commission ("SEC") a list of its portfolio holdings as of the end of the first and third fiscal quarters on Form N-Q. The Fund's annual and semiannual reports (as filed on Form N-CSR) and each Form N-Q may be viewed on the SEC's website (www.sec.gov). The most recent fiscal and calendar quarter end holdings may also be viewed on the Eaton Vance website (www.eatonvance.com). Portfolio holdings information is filed with the SEC or posted on the Eaton Vance website approximately 60 days after the end of the quarter to which it relates. Each Fund also posts information about certain portfolio characteristics (such as top ten holdings and asset allocation) as of each calendar quarter end on the Eaton Vance website approximately ten business days after quarter-end.

The Eaton Vance funds have established policies and procedures with respect to the disclosure of portfolio holdings and other information concerning Fund characteristics. A description of these policies and procedures is provided in the Statement of Additional Information. Such policies and procedures regarding disclosure of portfolio holdings are designed to prevent the misuse of material, non-public information about the funds.

Withdrawal Plan. You may redeem shares on a regular monthly or quarterly basis by establishing a systematic withdrawal plan. Withdrawals will not be subject to any applicable CDSC if they are, in the aggregate, less than or equal to 12% annually of the greater of either the initial account balance or the current account balance. A minimum account size of $5,000 is required to establish a systematic withdrawal plan. Because purchases of Class A shares are generally subject to an initial sales charge, Class A shareholders should not make withdrawals from their accounts while also making purchases. Because redemptions of Class A Shares within three months of settlement of purchase are subject to a 1% redemption fee (including shares held in individual retirement accounts), shareholders should not make withdrawals pursuant to a Withdrawal Plan during that period.

Tax-Deferred Retirement Plans. Class A shares are available for purchase in connection with certain tax-deferred retirement plans. Call 1-800-262-1122 for information. Distributions will be invested in additional shares for all tax-deferred retirement plans.

Exchange Privilege. You may exchange your Fund shares for shares of the same Class of another Eaton Vance fund or, in the case of Class B shares, Eaton Vance Money Market Fund. Exchanges are made at net asset value (subject to any applicable redemption fee). If your shares are subject to a CDSC, the CDSC will continue to apply to your new shares at the same CDSC rate. For purposes of the CDSC, your shares will continue to age from the date of your original purchase.

Before exchanging, you should read the prospectus of the new fund carefully. If you wish to exchange shares, write to the transfer agent (see back cover for address) or call 1-800-262-1122. Periodic automatic exchanges are also available. The exchange privilege may be changed or discontinued at any time. You will receive 60 days' notice of any material change to the privilege. This privilege may not be used for "market timing". If an account (or group of accounts) makes more than two round-trip exchanges (exchanged from one fund to another and back again) within 12 months, it will be deemed to be market timing. As described under "Purchasing Shares", the exchange privilege may be terminated for market timing accounts or for other reasons.

Reinvestment Privilege. If you redeem shares, you may reinvest at net asset value all or any portion of the redemption proceeds in the same class of shares of the Fund (or, for Class A shares, in Class A of any other Eaton Vance fund), provided that the reinvestment occurs within 60 days of the redemption, and the privilege has not been used more than once in the prior 12 months. Under these circumstances your account will be credited with any CDSC paid in connection with the redemption. Any CDSC period applicable to the shares you acquire upon reinvestment will run from the date of your original share purchase. Reinvestment requests must be in writing. If you reinvest, you will be sold shares at the next determined net asset value following receipt of your request.

Telephone and Electronic Transactions. You can redeem or exchange shares by telephone as described in this prospectus. In addition, certain transactions may be conducted through the Internet. The transfer agent and the principal underwriter have procedures in place to authenticate telephone and electronic instructions (such as using security codes or verifying personal account information). As long as the transfer agent and principal underwriter follow reasonable procedures, they will not be responsible for unauthorized telephone or electronic transactions and you bear the risk of possible loss resulting from these transactions. You may decline the telephone redemption option on the account application. Telephone instructions are tape recorded.

"Street Name" Accounts. If your shares are held in a "street name" account at an investment dealer, that dealer (and not the Fund or its transfer agent) will perform all recordkeeping, transaction processing and distribution payments. Because the Fund will have no record of your transactions, you should contact your investment dealer to purchase, redeem or exchange shares, to make changes in your account, or to obtain account information. You will not be able to utilize a number of shareholder features, such as telephone transactions, directly with the Fund. The transfer of shares in a "street name" account to an account with another investment dealer or to an account directly with the Fund involves special procedures and you will be required to obtain historical information about your shares prior to the transfer. Before establishing a "street name" account with an investment dealer, you should determine whether that dealer allows reinvestment of distributions in "street name" accounts.

Procedures for Opening New Accounts. To help the government fight the funding of terrorism and money laundering activities, federal law requires the Fund to obtain, verify and record information that identifies each person who opens a Fund account. When you open an account, the transfer agent or your investment dealer will ask you for your name, address, date of birth and other identifying information. You also may be asked to produce a copy of your driver's license and other identifying documents. If a person fails to provide the information requested, any application by that person to open a new account will be rejected. Moreover, if the transfer agent or the investment dealer is unable to verify the identity of a person based on information provided by that person, it may take additional steps including, but not limited to, requesting additional information from the person, closing the person's account or reporting the matter to the appropriate federal authorities.

Account Questions. If you have any questions about your account or the services available, please call Eaton Vance Shareholder Services at 1-800-262-1122, or write to the transfer agent (see back cover for address).

TAX INFORMATION

The Fund pays dividends at least once annually and intends to pay capital gains annually. Distributions of income and net short-term capital gains will be taxable as ordinary income. Distributions of any long-term capital gains will be taxable as long-term capital gains. The Fund expects its distributions will consist primarily of capital gains. The Fund's distributions will generally not qualify for the dividends-received deduction for corporations. The Fund's distributions will be taxable whether they are paid in cash or reinvested in additional shares.

Investors who purchase shares at a time when the Fund's net asset value reflects gains that are either unrealized or realized but not distributed will pay the full price for the shares and then may receive some portion of the purchase price back as a taxable distribution. Certain distributions paid in January will be taxable to shareholders as if received on December 31 of the prior year. A redemption of Fund shares, including an exchange for shares of another fund, is a taxable transaction.

Investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be decreased. Under cetain circumstances, shareholders may be entitled to claim a credit or deduction with respect to foreign taxes. In addition, investments in foreign securities or foreign currencies may increase or accelerate the Fund's recognition of ordinary income and may affect the timing or amount of the Fund's distributions.

Shareholders should consult with their advisers concerning the applicability of state, local and other taxes to an investment.

FINANCIAL HIGHLIGHTS

The financial highlights are intended to help you understand the Fund's financial performance for the past five years. Certain information in the table reflects the financial results for a single Fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions and not taking into account a sales charge). This information has been audited by Deloitte & Touche LLP, an independent registered public accounting firm. The report of Deloitte & Touche LLP and the Fund's financial statements are incorporated herein by reference and included in the annual report, which is available on request.

                                                                                    Year Ended August 31,
                                                     -------------------------------------------------------------------------------
                                                                     2004(1)                                  2003(1)
                                                     -------------------------------------------------------------------------------
                                                        Class A      Class B       Class C       Class A      Class B      Class C
------------------------------------------------------------------------------------------------------------------------------------
Net asset value - Beginning of year                     $10.210      $ 8.930       $ 6.060       $ 8.310      $ 7.320      $ 4.970
                                                        ---------    ---------     ---------     ---------    ---------    ---------

Income (loss) from operations
Net investment income (loss)                            $ 0.104      $(0.105)      $    --(4)    $ 0.026      $(0.016)     $(0.008)
Net realized and unrealized gain (loss)                   1.761        1.680         1.060         1.862        1.626        1.098
                                                        ---------    ---------     ---------     ---------    ---------    ---------
Total income (loss) from operations                     $ 1.865      $ 1.575       $ 1.060       $ 1.888      $ 1.610      $ 1.090
                                                        ---------    ---------     ---------     ---------    ---------    ---------

Less distributions
From net investment income                              $(0.028)     $    --       $    --       $    --      $    --      $    --
                                                        ---------    ---------     ---------     ---------    ---------    ---------
Total distributions                                     $(0.028)     $    --       $    --       $    --      $    --      $    --
                                                        ---------    ---------     ---------     ---------    ---------    ---------

Redemption fees                                         $ 0.023      $ 0.035       $ 0.020       $ 0.012      $    --      $    --
                                                        ---------    ---------     ---------     ---------    ---------    ---------
Net asset value - End of year                           $12.070      $10.540       $ 7.140       $10.210      $ 8.930      $ 6.060
                                                        =========    =========     =========     =========    =========    =========
Total return(2)                                           18.51%       18.03%        17.82%        22.86%       21.99%       21.93%

Ratios/Supplemental Data
Net assets, end of year (000's omitted)                 $70,923      $13,365       $11,026       $30,892      $37,282      $ 3,672
Ratios (as a percentage of average daily net assets):
  Expenses(3)                                              2.67%        3.17%         3.17%         3.07%        3.57%        3.57%
  Expenses after custodian fee reduction(3)                2.55%        3.05%         3.05%         2.87%        3.37%        3.37%
  Net investment income (loss)                             0.88%       (1.02)%       (0.01)%        0.31%       (0.22)%      (0.15)%
Portfolio Turnover of the Portfolio                         124%         124%          124%          114%         114%         114%

                                                                Year Ended August 31,
                                                   --------------------------------------------
                                                                      2002(1)
                                                   --------------------------------------------
                                                        Class A      Class B       Class C
-----------------------------------------------------------------------------------------------
Net asset value - Beginning of year                     $ 8.630      $ 7.660       $ 5.210
                                                        ---------    ---------     ---------

Income (loss) from operations
Net investment income (loss)                            $(0.042)     $(0.078)      $(0.049)
Net realized and unrealized gain (loss)                  (0.278)      (0.262)       (0.191)
                                                        ---------    ---------     ---------
Total income (loss) from operations                     $(0.320)     $(0.340)      $(0.240)
                                                        ---------    ---------     ---------

Less distributions
From net investment income                              $    --      $    --       $    --
                                                        ---------    ---------     ---------
Total distributions                                     $    --      $    --       $    --
                                                        ---------    ---------     ---------
Redemption fees                                         $    --      $    --       $    --
                                                        ---------    ---------     ---------
Net asset value - End of year                           $ 8.310      $ 7.320       $ 4.970
                                                        =========    =========     =========
Total return(2)                                           (3.71)%      (4.44)%       (4.61)%

Ratios/Supplemental Data
Net assets, end of year (000's omitted)                 $25,091      $32,946       $ 2,897
Ratios (as a percentage of average daily net assets):
  Expenses(3)                                              2.68%        3.18%         3.18%
  Expenses after custodian fee reduction(3)                2.37%        2.87%         2.87%
  Net investment income (loss)                            (0.46)%      (0.96)%       (0.89)%
Portfolio Turnover of the Portfolio                         155%         155%          155%

                                                   (See footnotes on last page.)

                                                                                   Year Ended August 31,
                                                      ------------------------------------------------------------------------------
                                                                     2001(1)                                  2000(1)
                                                      ------------------------------------------------------------------------------
                                                        Class A      Class B       Class C       Class A      Class B      Class C
------------------------------------------------------------------------------------------------------------------------------------
Net asset value - Beginning of year                     $14.190      $12.710       $ 8.640       $11.400      $10.260      $ 6.980
                                                        ---------    ---------     ---------     ---------    ---------    ---------

Income (loss) from operations
Net investment income (loss)                            $(0.045)     $(0.092)      $(0.063)      $(0.069)     $(0.120)     $(0.083)
Net realized and unrealized gain (loss)                  (5.515)      (4.958)       (3.367)        2.859        2.570        1.743
                                                        ---------    ---------     ---------     ---------    ---------    ---------
Total income (loss) from operations                     $(5.560)     $(5.050)      $(3.430)      $ 2.790      $ 2.450      $ 1.660
                                                        ---------    ---------     ---------     ---------    ---------    ---------
Net asset value - End of year                           $ 8.630      $ 7.660       $ 5.210       $14.190      $12.710      $ 8.640
                                                        =========    =========     =========     =========    =========    =========
Total return(2)                                          (39.18)%     (39.73)%      (39.70)%       24.47%       23.88%       23.78%

Ratios/Supplemental Data
Net assets, end of year (000's omitted)                 $31,649      $41,907       $ 3,489       $66,428      $90,742      $ 8,851
Ratios (as a percentage of average daily net assets):
  Expenses(3)                                              2.42%        2.93%         2.92%         2.30%        2.77%        2.80%
  Expenses after custodian fee reduction(3)                2.20%        2.71%         2.70%         2.08%        2.55%        2.58%
  Net investment loss                                     (0.40)%      (0.91)%       (0.91)%       (0.51)%      (0.97)%      (0.99)%
Portfolio Turnover of the Portfolio                          35%          35%           35%           34%          34%          34%

(1) Net investment income (loss) per share was computed using average shares outstanding.
(2) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.
(3)  Includes the Fund's share of the Portfolio's allocated expenses.
(4)  Equal to less than $0.001 per share.

{LOGO}





More Information
--------------------------------------------------------------------------------

     About the Fund: More information is available in the statement of additional information. The statement of additional information is incorporated by reference into this prospectus. Additional information about the Portfolio's investments is available in the annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the past year. You may obtain free copies of the statement of additional information and the shareholder reports by contacting the principal underwriter:

                         Eaton Vance Distributors, Inc.
                            The Eaton Vance Building
                                255 State Street
                                Boston, MA 02109
                                 1-800-225-6265
                           website: www.eatonvance.com

     You will find and may copy information about the Fund (including the statement of additional information and shareholder reports): at the Securities and Exchange Commission's public reference room in Washington, DC (call 1-202-942-8090 for information on the operation of the public reference room); on the EDGAR Database on the SEC's Internet site (http:// www.sec.gov); or, upon payment of copying fees, by writing to the SEC's public reference section, Washington, DC 20549-0102, or by electronic mail at publicinfo@sec.gov.

     About Shareholder Accounts: You can obtain more information from Eaton Vance Share- holder Services (1-800-262-1122). If you own shares and would like to add to, redeem or change your account, please write or call the transfer agent:
--------------------------------------------------------------------------------
                                    PFPC Inc.
                                  P.O. Box 9653
                            Providence, RI 02940-9653
                                 1-800-262-1122




The Fund's SEC File No. is 811-1241.                                         CGP




139-1/05                                         (c) 2005 Eaton Vance Management

                                             STATEMENT OF
                                             ADDITIONAL INFORMATION
                                             May 2, 2005



                        EATON VANCE GREATER CHINA GROWTH
                                      FUND

                            The Eaton Vance Building
                                255 State Street
                           Boston, Massachusetts 02109
                                 1-800-262-1122

This Statement of Additional Information ("SAI") provides general information about the Fund and the Portfolio. The Fund and Portfolio are non-diversified, open-end management companies. The Fund is a series of Eaton Vance Growth Trust (the "Trust"). Capitalized terms used in this SAI and not otherwise defined have the meanings given to them in the prospectus. This SAI contains additional information about:

                                       Page                                Page
Strategies and Risks                     2   Purchasing and Redeeming
Investment Restrictions                  6    Shares                        19
Management and Organization              7   Sales Charges                  20
Investment Advisory and                      Performance                    23
 Administrative Services                14   Taxes                          24
Other Service Providers                 17   Portfolio Securities
Calculation of Net Asset Value          18    Transactions                  26
                                             Financial Statements           28

   Appendix A: Class A Fees, Performance and Ownership                    29
   Appendix B: Class B Fees, Performance and Ownership                    31
   Appendix C: Class C Fees, Performance and Ownership                    33
   Appendix D: China Region Countries                                     35
   Appendix E: Eaton Vance Funds Proxy Voting Policies and Procedures     42
   Appendix F: Lloyd George Proxy Voting Policies                         44

THIS SAI IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY THE FUND'S RELEVANT PROSPECTUS DATED MAY 2, 2005, AS SUPPLEMENTED FROM TIME TO TIME, WHICH IS INCORPORATED HEREIN BY REFERENCE. THIS SAI SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS, WHICH MAY BE OBTAINED BY CALLING 1-800-225-6265.


(C) 2005 Eaton Vance Management

The following defined terms may be used herein: "SEC" for the Securities and Exchange Commission; "CFTC" for the Commodities Futures Trading Commission; "Code" for the Internal Revenue Code of 1986, as amended; "1940 Act" for the Investment Company Act of 1940, as amended; and "NASD" for the National Association of Securities Dealers, Inc.

                              STRATEGIES AND RISKS

Primary strategies are defined in the prospectus. The following is a description of the various investment practices that may be engaged in, whether as a primary or secondary strategy, and a summary of certain attendant risks. The investment adviser(s) may not buy any of the following instruments or use any of the following techniques unless it believes that doing so will help achieve the investment objective(s).

EQUITY INVESTMENTS. Equity investments in which the Portfolio may invest include common and preferred stocks; equity interests in trusts, partnerships, joint ventures and other unincorporated entities or enterprises; special classes of shares available only to foreign investors in markets that restrict the ownership  by  foreign  investors  to  certain  classes  of  equity  securities;
convertible preferred stocks; and other convertible investment grade debt instruments. A debt security is investment grade if it is rated BBB or above by Standard & Poor's Ratings Group ("S&P") or Baa or above by Moody's Investors Service, Inc. ("Moody's") or determined to be of comparable quality by the investment adviser. Debt securities rated BBB by S&P or Baa by Moody's have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt securities. The Portfolio will attempt to promptly dispose of any convertible debt instrument which is rated or determined by the investment adviser to be below investment grade subsequent to acquisition by the Portfolio. In addition to its investments in equity securities, the Portfolio may invest up to 5% of its net assets in warrants, including warrants traded in over-the-counter markets. Except during unusual market conditions, the Portfolio will not invest in debt securities, other than investment grade convertible debt instruments.

DIRECT INVESTMENTS. The Portfolio may invest up to 10% of its total assets in direct investments in China growth companies. Direct investments include (i) the private purchase from an enterprise of an equity interest in the enterprise in the form of shares of common stock or equity interests in trusts, partnerships, joint ventures or similar enterprises, and (ii) the purchase of such an equity interest in an enterprise from a principal investor in the enterprise. In each case, the Portfolio will, at the time of making the investment, enter into a shareholder or similar agreement with the enterprise and one or more other holders of equity interests in the enterprise. The investment adviser anticipates that these agreements will, in appropriate circumstances, provide it with the ability to appoint a representative to the board of directors or similar body of the enterprise and for eventual disposition of the Portfolio investment in the enterprise. Such a representative will be expected to provide the ability to monitor its investment and protect its rights in the investment and will not be appointed for the purpose of exercising management or control of the enterprise.

SECURITIES TRADING MARKETS. A high proportion of the shares of many issuers in the China Region (the "Region") may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment. The prices at which investments may be acquired may be affected by trading by persons with material non-public information and by securities transactions by brokers in anticipation of transactions by the Portfolio in particular securities. Similarly, volume and liquidity in the bond markets in the Region are less than in the United States and, at times, price volatility can be greater than in the United States. The limited liquidity of securities markets in the Region may also affect the ability to acquire or dispose of securities at the price and time it wishes to do so. In addition, Region securities markets are susceptible to being influenced by large investors trading significant blocks of securities.

Region stock markets are undergoing a period of growth and change which may result in trading volatility and difficulties in the settlement and recording of transactions, and in interpreting and applying the relevant law and regulations. The securities industry in China is not well developed. Stockbrokers and other intermediaries in the Region may not perform as well as their counterparts in the United States and other more developed securities markets.

Political and economic structures in many Region countries are undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of the United States. Certain of such countries may have, in the past, failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the values of investments in those countries and the availability of additional investments in those countries. The laws of countries in the Region relating to limited liability of corporate shareholders, fiduciary duties of officers and directors, and the bankruptcy of state enterprises are generally less well developed than or different from such laws in the United States. It may be more difficult to obtain or enforce a judgment in the courts of these countries than it is in the United States. China does not have a comprehensive system of laws and some laws may not even be publicly available.

The investment adviser will take into account the effects on returns of local taxation. Certain countries may require withholding on dividends paid on portfolio securities and on realized capital gains. In the past, these taxes have sometimes been substantial. There can be no assurance that repatriation of its income, gains or initial capital from these countries can occur.

FOREIGN INVESTMENTS. Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets, political or financial instability or diplomatic and other developments which could affect such investments. Further, economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States. It is anticipated that in most cases the best available market for foreign securities will be on exchanges or in over-the-counter markets located outside the United States. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In addition, foreign brokerage commissions are generally higher than commissions on securities traded in the United States and may be non-negotiable. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers, and issuers than in the United States. In some countries, delayed settlements are customary, which increase the risk of loss.

American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) may be purchased. ADRs, EDRs and GDRs are certificates evidencing ownership of shares of a foreign issuer and are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, they continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include the political and economic risks of the underlying issuer's country, and, in the case of depositary receipts traded on non-U.S. markets, foreign exchange risk. ADRs, EDRs and GDRs may be sponsored or unsponsored. Unsponsored receipts are established without the participation of the issuer. Unsponsored receipts may involve higher expenses, they may not pass-through voting or other shareholder rights, and they may be less liquid.

FOREIGN CURRENCY TRANSACTIONS. The value of foreign assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency rates and exchange control regulations. Currency exchange rates can also be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the U.S. or abroad. Foreign currency exchange transactions may be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into derivative currency transactions. Currency futures contracts are exchange-traded and change in value to reflect movements of a currency or a basket of currencies. Settlement must be made in a designated currency.

Forward foreign currency exchange contracts are individually negotiated and privately traded so they are dependent upon the creditworthiness of the counterparty. Such contracts may be used when a security denominated in a foreign currency is purchased or sold, or when the receipt in a foreign currency of dividend or interest payments on such a security is anticipated. A forward contract can then "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. Additionally, when the investment adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the securities held that are denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible. In addition, it may not be possible to hedge against long-term currency changes. Cross-hedging may be used by using forward contracts in one currency (or basket of currencies) to hedge against fluctuations in the value of securities denominated in a different currency if the investment adviser determines that there is an established historical pattern of correlation between the two currencies (or the basket of currencies and the underlying currency). Use of a different foreign currency magnifies exposure to foreign currency exchange rate fluctuations. Forward contracts may also be used to shift exposure to foreign currency exchange rate changes from one currency to another. Short-term hedging provides a means of fixing the dollar value of only a portion of portfolio assets.

Currency swaps involve the exchange of rights to make or receive payments in specified currencies and are individually negotiated. The entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The credit quality of the unsecured senior debt or the claims-paying ability of the other party thereto must be considered to be investment grade by the investment adviser at the time the swap is entered into. The use of currency swaps is a highly specialized activity which involves special investment techniques and risks. If the investment adviser is incorrect in its forecasts of market value and currency exchange rates, performance will be adversely affected.

Currency transactions are subject to the risk of a number of complex political and economic factors applicable to the countries issuing the underlying currencies. Furthermore, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying the derivative currency transactions. As a result, available information may not be complete. In an over-the-counter trading environment, there are no daily price fluctuation limits. There may be no liquid secondary market to close out options purchased or written, or forward contracts entered into, until their exercise, expiration or maturity. There is also the risk of default by, or the bankruptcy of, the financial institution serving as a counterparty.

DERIVATIVE INSTRUMENTS. Derivative instruments (which are instruments that derive their value from another instrument, security, index or currency) may be purchased or sold to enhance return (which may be considered speculative), to hedge against fluctuations in securities prices, market conditions or currency exchange rates, or as a substitute for the purchase or sale of securities or currencies. Such transactions may be in the U.S. or abroad and may include the purchase or sale of futures contracts on securities, securities and other indices, other financial instruments or currencies; options on futures contracts; exchange-traded and over-the-counter options on securities, indices or currencies; and forward foreign currency exchange contracts. Transactions in derivative instruments involve a risk of loss or depreciation due to: unanticipated adverse changes in securities prices, interest rates, indices, the other financial instruments' prices or currency exchange rates; the inability to close out a position; default by the counterparty; imperfect correlation between a position and the desired hedge; tax constraints on closing out positions; and portfolio management constraints on securities subject to such transactions. The loss on derivative instruments (other than purchased options) may substantially exceed an investment in these instruments. In addition, the entire premium paid for purchased options may be lost before they can be profitably exercised.
Transaction costs are incurred in opening and closing positions. Derivative instruments may sometimes increase or leverage exposure to a particular market risk, thereby increasing price volatility of derivative instruments the Portfolio holds. The Portfolio's success in using derivative instruments to hedge portfolio assets depends on the degree of price correlation between the derivative instruments and the hedged asset. Imperfect correlation may be caused by several factors, including temporary price disparities among the trading markets for the derivative instrument, the assets underlying the derivative instrument and the Portfolio's assets.

Over-the-counter ("OTC") derivative instruments involve an enhanced risk that the issuer or counterparty will fail to perform its contractual obligations. Some derivative instruments are not readily marketable or may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit trading in an exchange-traded derivative instrument, which may make the contract temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or futures option can vary from the previous day's settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the closing out of positions to limit losses. The staff of the SEC takes the position that certain purchased OTC options, and assets used as cover for written OTC options, are illiquid. The ability to terminate OTC derivative instruments may depend on the cooperation of the counterparties to such contracts. For thinly traded derivative instruments, the only source of price quotations may be the selling dealer or counterparty. In addition, certain provisions of the Code limit the use of derivative instruments. The Portfolio has claimed an exclusion from the definition of a Commodity Pool Operator ("CPO") under the Commodity Exchange Act and therefore is not subject to registration as a CPO. The use of derivatives are highly specialized activities that involve skills different from conducting ordinary portfolio securities transactions. There can be no assurance that the investment adviser's use of derivative instruments will be advantageous to the Portfolio. The Portfolio will engage in transactions in futures contracts and regulated options only to the extent such transactions are consistent with the requirements of the Code for maintaining the qualification of the Fund as a regulated investment company for federal income tax purposes.

Foreign exchange traded futures contracts and options thereon may be used only if the investment adviser determines that trading on such foreign exchange does not entail risks, including credit and liquidity risks, that are materially greater than the risks associated with trading on CFTC-regulated exchanges.

A put option on a security may be written only if the investment adviser intends to acquire the security. A covered option may not be written on any security if after such transaction more than 15% of net assets, as measured by the aggregate value of the securities underlying all written covered calls and puts would be subject to such options. Options will not be purchased if after such transaction more than 5% of net assets, as measured by the aggregate of all premiums paid for such options held would be so invested.

REPURCHASE AGREEMENTS. The Portfolio may enter into repurchase agreements (the purchase of a security coupled with an agreement to resell at a higher price) with respect to its permitted investments. In the event of the bankruptcy of the other party to a repurchase agreement, the Portfolio might experience delays in recovering its cash. To the extent that, in the meantime, the value of the securities the Portfolio purchased may have decreased, the Portfolio could experience a loss. Repurchase agreements which mature in more than seven days will be treated as illiquid. The Portfolio's repurchase agreements will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the agreement, and will be marked to market daily.

REVERSE REPURCHASE AGREEMENTS. The Portfolio may enter into reverse repurchase agreements. Under a reverse repurchase agreement, the Portfolio temporarily transfers possession of a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash. At the same time, the Portfolio agrees to repurchase the instrument at an agreed upon time (normally within seven days) and price, which reflects an interest payment. The Portfolio may enter into such agreements when it is able to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income. The Portfolio could also enter into reverse repurchase agreements as a means of raising cash to satisfy redemption requests without the necessity of selling portfolio assets.

When the Portfolio enters into a reverse repurchase agreement, any fluctuations in the market value of either the securities transferred to another party or the securities in which the proceeds may be invested would affect the market value of the Portfolio's assets. As a result, such transactions may increase fluctuations in the market value of the Portfolio's assets. While there is a risk that large fluctuations in the market value of the Portfolio's assets could affect net asset value, this risk is not significantly increased by entering into reverse repurchase agreements, in the opinion of the investment adviser. Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds, they constitute a form of leverage. Such agreements will be treated as subject to investment restrictions regarding "borrowings." If the Portfolio reinvests the proceeds of a reverse repurchase agreement at a rate lower than the cost of the agreement, entering into the agreement will lower the Portfolio's yield.

ASSET COVERAGE. To the extent required by SEC guidelines, the Portfolio will only engage in transactions that expose it to an obligation to another party if it owns either (1) an offsetting ("covered") position for the same type of financial asset, or (2) cash or liquid securities, segregated with its custodian, with a value sufficient at all times to cover its potential obligations not covered as provided in (1). Assets used as cover or segregated with the custodian cannot be sold while the position(s) requiring cover is open unless replaced with other appropriate assets. As a result, if a large portion of assets is segregated or committed as cover, it could impede portfolio management or the ability to meet redemption requests or other current obligations.

OTHER INVESTMENT COMPANIES. The Portfolio reserves the right to invest up to 10% of its total assets, calculated at the time of purchase, in the securities of other investment companies unaffiliated with the investment adviser that have the characteristics of closed-end investment companies. The Portfolio will indirectly bear its proportionate share of any management fees paid by investment companies in which it invests in addition to the advisory and management fees paid by the Portfolio. The value of closed-end investment company securities, which are usually traded on an exchange, is affected by demand for the securities themselves, independent of the demand for the underlying portfolio assets, and, accordingly, such securities can trade at a discount from their net asset values.

LENDING PORTFOLIO SECURITIES. The Portfolio may lend up to one-third of the value of its total assets (including borrowings) or such other amount as is permitted under relevant law. The Portfolio may seek to earn income by lending portfolio securities to broker-dealers or other institutional borrowers. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the securities loaned if the borrower of the securities fails financially. In the judgment of the investment adviser the loans will be made only to organizations whose credit quality or claims paying ability is considered to be at least investment grade and the investment adviser will periodically monitor the financial condition of such organizations while any loans are outstanding. In addition, loans will only be made when the investment adviser believes the expected returns, net of administrative expenses and any finders' fees, justify the attendant risk. Securities loans currently are required to be secured continuously by collateral in cash, cash equivalents (such as money market instruments) or other liquid securities held by the custodian and maintained in an amount at least equal to the market value of the securities loaned. Distributions of any income realized from securities loans will be taxable as ordinary income.

TEMPORARY INVESTMENTS. The Portfolio may invest temporarily in cash or cash equivalents. Cash equivalents are highly liquid, short-term securities such as commercial paper, time deposits, certificates of deposit, short-term notes and short-term U.S. Government obligations.

PORTFOLIO TURNOVER. The Portfolio cannot accurately predict its portfolio turnover rate, but the annual turnover rate may exceed 100% (excluding turnover of securities having a maturity of one year or less). A high turnover rate (100% or more) necessarily involves greater expenses to the Fund and may result in a realization of net short-term capital gains. During the fiscal year ended August 31, 2004, the portfolio turnover rate of the Portfolio was 124%.

                             INVESTMENT RESTRICTIONS

The following investment restrictions of the Fund are designated as fundamental policies and as such cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities, which as used in this SAI means the lesser of (a) 67% of the shares of the Fund present or represented by proxy at a meeting if the holders of more than 50% of the outstanding shares are present or represented at the meeting or (b) more than 50% of the outstanding shares of the Fund. Accordingly, the Fund may not:

     (1) Borrow money or issue senior securities except as permitted by the 1940 Act;

     (2) Purchase securities or evidences of interest therein on "margin," that is to say in a transaction in which it has borrowed all or a portion of the purchase price and pledged the purchased securities or evidences of interest therein as collateral for the amount so borrowed;

     (3)  Engage in the underwriting of securities;

     (4) Make loans to other persons except by (a) the acquisition of debt securities and making portfolio investments, (b) entering into repurchase agreements, (c) lending portfolio securities, and (d) lending cash consistent with applicable law;

     (5) Concentrate its investments in any particular industry, but, if deemed appropriate for the Fund's objective, up to (but less than) 25% of the value of its assets may be invested in any one industry; or

     (6) Buy or sell real estate (although it may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate), commodities or commodity contracts for the purchase or sale of physical commodities.

In connection with Restriction (1) above, the 1940 Act currently permits investment companies to borrow money so long as there is 300% asset coverage of the borrowing (i.e., borrowings do not exceed one-third of the investment company's total assets after subtracting liabilities other than the borrowings). There is no current intent to borrow money, except for the limited purposes described in the prospectus.

Notwithstanding the investment policies and restrictions of the Fund, the Fund may invest its investable assets in another open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund; moreover, subject to Trustee approval, the Fund may invest its investable assets in two or more open-end management investment companies which together have substantially the same investment objective, policies and restrictions as the Fund, to the extent permitted by Section 12(d)(1)(G) of the 1940 Act.

The Portfolio has adopted substantially the same fundamental investment restrictions as the foregoing investment restrictions adopted by the Fund; such restrictions cannot be changed without the approval of a "majority of the outstanding voting securities" of the Portfolio.

The following nonfundamental investment policy has been adopted by the Fund and Portfolio. A policy may be changed by the Trustees with respect to the Fund without approval by the Fund's shareholders or, with respect to the Portfolio, without approval of the Fund or its other investors. The Fund and Portfolio will not:

     * make short sales of securities or maintain a short position, unless at all times when a short position is open (i) it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short or
          (ii) it holds in a segregated account cash or other liquid securities (to the extent required under the 1940 Act) in an amount equal to the current market value of the securities sold short, and unless not more than 25% of its net assets (taken at current value) is held as collateral for such sales at any one time; or

     * invest more than 15% of net assets in investments which are not readily marketable, including restricted securities and repurchase agreements maturing in more than seven days. Restricted securities for the purposes of this limitation do not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 and commercial paper issued pursuant to Section 4(2) of said Act that the Board of Trustees, or its delegate, determines to be liquid. Any such determination by a delegate will be made pursuant to procedures adopted by the Board. When investing in Rule 144A securities, the level of portfolio illiquidity may be increased to the extent that eligible buyers become uninterested in purchasing such securities.

Whenever an investment policy or investment restriction set forth in the prospectus or this SAI states a maximum percentage of assets that may be invested in any security or other asset, or describes a policy regarding quality standards, such percentage limitation or standard shall be determined immediately after and as a result of the acquisition by the Fund and Portfolio of such security or asset. Accordingly, any later increase or decrease resulting from a change in values, assets or other circumstances or any subsequent rating change made by a rating service (or as determined by the investment adviser if the security is not rated by a rating agency), will not compel the Fund and Portfolio to dispose of such security or other asset. However, the Fund and Portfolio must always be in compliance with the borrowing policy and limitation on investing in illiquid securities set forth above. If a sale of securities is required to comply with the 15% limit on illiquid securities, such sales will be made in an orderly manner with consideration of the best interests of shareholders.

                           MANAGEMENT AND ORGANIZATION

FUND MANAGEMENT. The Trustees of the Trust are responsible for the overall management and supervision of the affairs of the Trust. The Trustees of the Portfolio are responsible for the overall management and supervision of the affairs of the Portfolio. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. The business address for Messrs. Lloyd George, Chen and Kerr and Ms. Chan is 3808 One Exchange Square, Central, Hong Kong As used in this SAI, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance Inc. and "EVD" refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of Eaton Vance and BMR. EVD is the principal underwriter of the Fund (see "Principal Underwriter" under "Other Service Providers").

                                                                                                     Number of
                                                                                                   Portfolios in
                                                                                                   Fund Complex       Other
                         Position(s) with the   Term of Office and   Principal Occupations(s)       Overseen By   Directorships
Name and Date of Birth     Trust/Portfolio      Length of Service     During Past Five Years        Trustee(1)        Held
----------------------   --------------------   ------------------   ------------------------      -------------  -------------
INTERESTED TRUSTEE

 JAMES B. HAWKES         Trustee of the Trust,  Trustee of the        Chairman, President and          197        Director of EVC
 11/9/41                 Trustee and Vice       Trust since 1989;     Chief Executive Officer of
                         President of the       Trustee and Vice      BMR, Eaton Vance, EVC and
                         Portfolio              President of the      EV; Director of EV; Vice
                                                Portfolio since       President and Director of
                                                1992                  EVD. Trustee and/or officer
                                                                      of 197 registered investment
                                                                      companies in the Eaton Vance
                                                                      Fund Complex.  Mr. Hawkes is
                                                                      an interested person because
                                                                      of his positions with BMR,
                                                                      Eaton Vance EVC and EV, which
                                                                      are affiliates of the Trust
                                                                      and the Portfolio.

HON. ROBERT LLOYD GEORGE  President and         Since 1992            Chief Executive Officer of LGM     5        Chairman of LGM
8/13/52                   Trustee of the                              and Lloyd George. Mr. Lloyd
                          Portfolio                                   George is an interested person
                                                                      because of his positions with
                                                                      LGM and Lloyd George, which are
                                                                      affiliates of the Portfolio.

NONINTERESTED TRUSTEES

 EDWARD K.Y. CHEN        Trustee of the         Since 1992            President of Lingnan               5        Director of First
 1/14/45                 Portfolio                                    University in Hong Kong.                    Pacific Company,
                                                                                                                  Asia Satellite
                                                                                                                  Telecommunications
                                                                                                                  Holdings Ltd. and
                                                                                                                  Wharf Holdings
                                                                                                                  Limited (property
                                                                                                                  management and
                                                                                                                  communications)

 BENJAMIN C. ESTY        Trustee                Since 2005            Professor, Harvard University    135        None
 1/2/63                                                               Graduate School of Business
                                                                      Administration (since 2003).
                                                                      Formerly, Associate Professor,
                                                                      Harvard University Graduate
                                                                      School of Business
                                                                      Administration (2000-2003).

 SAMUEL L. HAYES, III    Chairman of the        Trustee of the        Jacob H. Schiff Professor of     197        Director of
 2/23/35                 Board and Trustee      Trust since 1989;     Investment Banking Emeritus,                Tiffany & Co.
                                                of the Portfolio      Harvard University Graduate                 (specialty
                                                since 1992 and        School of Business                          retailer) and
                                                Chairman of the       Administration.                             Telect, Inc.
                                                Board since 2005                                                  (telecommunication
                                                                                                                  services company)

 WILLIAM H. PARK         Trustee                Since 2003            President and Chief Executive    197        None
 9/19/47                                                              Officer, Prizm Capital
                                                                      Management, LLC (investment
                                                                      management firm) (since
                                                                      (2002). Executive Vice
                                                                      President and Chief
                                                                      Financial Officer, United
                                                                      Asset Management Corporation
                                                                      (a holding company owning
                                                                      institutional investment
                                                                      management firms)
                                                                      (1982-2001).

                                       7

                                                                                                     Number of
                                                                                                   Portfolios in
                                                                                                   Fund Complex       Other
                         Position(s) with the   Term of Office and   Principal Occupations(s)       Overseen By   Directorships
Name and Date of Birth     Trust/Portfolio      Length of Service     During Past Five Years        Trustee(1)        Held
----------------------   --------------------   ------------------   ------------------------      -------------  -------------
 RONALD A. PEARLMAN      Trustee                Since 2003            Professor of Law, Georgetown     197        None
 7/10/40                                                              University Law Center (since
                                                                      1999). Tax Partner, Covington
                                                                      & Burling, Washington, DC
                                                                      (1991-2000).

 NORTON H. REAMER        Trustee                Trustee of the        President, Chief Executive       197        None
 9/21/35                                        Trust since 1989;     Officer and a Director of
                                                of the Portfolio      Asset Management Finance
                                                since 1996            Corp. (a specialty finance
                                                                      company serving the
                                                                      investment management
                                                                      industry) (since October
                                                                      2003). President, Unicorn
                                                                      Corporation (an investment
                                                                      and financial advisory
                                                                      services company) (since
                                                                      September 2000). Formerly,
                                                                      Chairman and Chief Operating
                                                                      Officer, Hellman, Jordan
                                                                      Management Co., Inc. (an
                                                                      investment management
                                                                      company) (2000-2003).
                                                                      Formerly, Advisory Director
                                                                      of Berkshire Capital
                                                                      Corporation (investment
                                                                      banking firm) (2002-2003).
                                                                      Formerly Chairman of the
                                                                      Board, United Asset
                                                                      Management Corporation (a
                                                                      holding company owning
                                                                      institutional investment
                                                                      management firms) and
                                                                      Chairman, President and
                                                                      Director, UAM Funds (mutual
                                                                      funds) (1980-2000).

 LYNN A. STOUT           Trustee                Trustee of the Trust  Professor of Law, University     197        None
 9/14/57                                        since 1998; of the    of California at Los Angeles
                                                Portfolio since       School of Law (since July
                                                2003                  2001). Formerly, Professor of
                                                                      Law, Georgetown University
                                                                      Law Center.

 RALPH F. VERNI          Trustee                Since 2005            Consultant and private           135       Director of W.P.
 1/26/43                                                              investor (since 2000). Formerly            Carey & Company LLC
                                                                      President and Chief Executive              (manager of real
                                                                      Officer, Redwood Investment                estate investment
                                                                      Systems, Inc. (software                    trusts)
                                                                      developer (2000).  Formerly,
                                                                      President and Chief Executive
                                                                      Officer, State Street Research
                                                                      & Management (investment
                                                                      adviser), SSRM Holdings (parent
                                                                      of State Street Research &
                                                                      Management), and SSR Realty
                                                                      (institutional realty manager)
                                                                      (1992-2000).

(1)  Includes both master and feeder funds in a master-feeder structure.

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

                         Position(s) with the   Term of Office and
Name and Date of Birth     Trust/Portfolio      Length of Service    Principal Occupations(s) During Past Five Years
----------------------   --------------------   ------------------   -----------------------------------------------
THOMAS E. FAUST JR.      President of the       Since 2002*          Executive Vice President of Eaton Vance, BMR, EVC and EV; Chief
5/31/58                  Trust                                       Investment Officer of Eaton Vance and BMR and Director of EVC.
                                                                     Chief Executive Officer of Belair Capital Fund LLC, Belcrest
                                                                     Capital Fund LLC, Belmar Capital Fund LLC, Belport Capital Fund
                                                                     LLC and Belrose Capital Fund LLC (private investment companies sponsored by Eaton Vance). Officer of 61 registered investment companies managed by Eaton Vance or BMR.

PAMELA CHAN              Vice President of      Since 2002           Director of Lloyd George. Officer of 1 registered investment
2/7/57                   the Portfolio                               company managed by Eaton Vance or BMR.

GREGORY L. COLEMAN       Vice President of      Since 2001           Partner of Atlanta Capital. Officer of 8 registered investment
10/28/49                 the Trust                                   companies managed by Eaton Vance or BMR.


WILLIAM WALTER RALEIGH
KERR                     Vice President of      Since 1992           Director, Finance Director and Chief Operating Officer of Lloyd
8/17/50                  the Portfolio                               George. Director of LGM. Officer of 4 registered investment companies managed by Eaton Vance or BMR.

JAMES A. WOMACK          Vice President of      Since 2001           Vice President of Atlanta Capital. Officer of 8 registered
11/20/68                 the Trust                                   investment companies managed by Eaton Vance or BMR.

WILLIAM J. AUSTIN, JR.   Treasurer of the       Since 2002*          Vice President of Eaton Vance and BMR. Officer of 53 registered
12/27/51                 Portfolio                                   investment companies managed by Eaton Vance or BMR.

ALAN R. DYNNER           Secretary              Since 1997           Vice President, Secretary and Chief Legal Officer of BMR, Eaton
10/10/40                                                             Vance, EVD, EV and EVC. Officer of 197 registered investment companies managed by Eaton Vance or BMR.

                                       8

JAMES L. O'CONNOR        Treasurer of the       Since 1989           Vice President of Eaton Vance, BMR and EVD. Officer of 121
4/1/45                   Trust                                       registered investment companies managed by Eaton Vance or BMR.

PAUL M. O'NEIL           Chief Compliance       Since 2004           Vice President of Eaton Vance and BMR. Officer of 197
7/11/53                  Officer                                     registered investment companies managed by Eaton Vance or BMR.

* Prior to 2002, Mr. Faust served as Vice President of the Trust since 1999 and Mr. Austin served as Assistant Treasurer of the Portfolio since 1992.

The Board of Trustees of the Trust and the Portfolio have several standing Committees, including the Governance Committee, the Audit Committee and the Special Committee. The Governance, the Audit and the Special Committees are each comprised of only noninterested Trustees. The former Contract Review Subcommittee of the Special Committee was comprised of only noninterested Trustees.

Messrs. Hayes, Park, Pearlman, Reamer and Ms. Stout are members of the Governance Committee of the Board of Trustees of the Trust and the Portfolio. Ms. Stout currently serves as chairperson of the Governance Committee. The purpose of the Governance Committee is to consider, evaluate and make recommendations to the Board of Trustees with respect to the structure, membership and operation of the Board of Trustees and the Committees thereof, including the nomination and selection of noninterested Trustees and a Chairperson of the Board of Trustees and the compensation of such persons. During the fiscal year ended August 31, 2004, the Governance Committee convened five times.

The Governance Committee will, when a vacancy exists or is anticipated, consider any nominee for noninterested Trustee recommended by a shareholder if such recommendation is submitted in writing to the Governance Committee, contains sufficient background information concerning the candidate, including evidence the candidate is willing to serve as a noninterested Trustee if selected for the position, and is received in a sufficiently timely manner.

Messrs. Reamer (Chairman), Hayes, Park, Verni and Ms. Stout are members of the Audit Committee of the Board of Trustees of the Trust and the Portfolio. The
Board of Trustees has designated Messrs. Hayes, Park and Reamer, each a noninterested Trustee, as audit committee financial experts. The Audit Committee's purposes are to (i) oversee the Fund and Portfolio's accounting and financial reporting processes, its internal control over financial reporting, and, as appropriate, the internal control over financial reporting of certain service providers; (ii) oversee or, as appropriate, assist Board oversight of the quality and integrity of the Fund and Portfolio's financial statements and the independent audit thereof; (iii) oversee, or, as appropriate, assist Board oversight of, the Fund and Portfolio's compliance with legal and regulatory requirements that relate to the Fund and Portfolio's accounting and financial reporting, internal control over financial reporting and independent audits;
(iv) approve prior to appointment the engagement and, when appropriate, replacement of the independent registered public accounting firm, and, if applicable, nominate the independent registered public accounting firm to be proposed for shareholder ratification in any proxy statement of a Fund; (v) evaluate the qualifications, independence and performance of the independent registered public accounting firm and the audit partner in charge of leading the audit; and (vi) prepare, as necessary, audit committee reports consistent with the requirements of Rule 306 of Regulation S-K for inclusion in the proxy statement of a Fund. During the fiscal year ended August 31, 2004, the Audit Committee convened four times.

Messrs. Hayes (Chairman), Esty, Park, Pearlman and Reamer are currently members of the Special Committee of the Board of Trustees of the Trust and the Portfolio. Prior to February 9, 2004, the Special Committee's members were Messrs. Hayes (Chairman), Park, Pearlman and Reamer. Prior to February 9, 2004, the purpose of the Special Committee was to consider, evaluate and make recommendations to the full Board of Trustees concerning (i) all contractual arrangements with service providers to the Trust and the Portfolio, including investment advisory (Portfolio only), administrative, transfer agency, custodial and fund accounting and distribution services, and (ii) all other matters in which Eaton Vance, Lloyd George or their affiliates has any actual or potential conflict of interest with the Fund, Portfolio or investors therein. On February 9, 2004, the Special Committee adopted a new charter and expanded its membership to include Ms. Stout. Under its new charter, the purposes of the Special Committee are to consider, evaluate and make recommendations to the Board of Trustees concerning the following matters: (i) contractual arrangements with each service provider to the Fund and Portfolio, including advisory, sub-advisory, transfer agency, custodial and fund accounting, distribution services and administrative services; (ii) any and all other matters in which any service provider (including Eaton Vance or any affiliated entity thereof) has an actual or potential conflict of interest with the interests of the Fund, Portfolio or investors therein; and (iii) any other matter appropriate for review by the noninterested Trustees, unless the matter is within the responsibilities of the Audit Committee or the Governance Committee. In addition, pursuant to its revised charter, the Special Committee established a Contract Review Subcommittee to perform certain functions, including to request and evaluate, not less frequently than annually, such information as may reasonably be necessary to allow the Subcommittee to evaluate the terms of each:
(a) proposed new or amended or existing contracts for the provision of services by any investment adviser, sub-adviser, underwriter, administrator and any affiliate of the foregoing; and (b) plan of distribution pursuant to Rule 12b-1 under the 1940 Act. On August 16, 2004, the Special Committee adopted a revised Special Committee Charter which eliminated the Contract Review Subcommittee, because it was determined that its function could be carried out by the full Special Committee. The members of the Contract Review Subcommittee were Messrs. Hayes (Chairman), Park, Pearlman and Reamer. During the fiscal year ended August 31, 2004, the Special Committee convened five times.

In considering  the renewal of the  investment  advisory  agreement  between the
Portfolio and the investment adviser, the Special Committee considered information that had been provided throughout the year at regular Board meetings, as well as information furnished to the Special Committee for a series of meetings held in February and March in preparation for a Board meeting held on March 21, 2005 to specifically consider the renewal of the investment advisory agreement. Such information included, among other things, the following:

     * An independent report comparing Portfolio advisory fees with those of comparable funds;
     * An independent report comparing the expense ratio of the Fund to those of comparable funds;
     * Information regarding Fund investment performance in comparison to a relevant universe of funds and appropriate indices;
     * The economic outlook and the general investment outlook in relevant investment markets;
     * Lloyd George's results and financial condition and the overall organization of the investment adviser;
     * The procedures and processes used to determine the fair value of Fund assets, including the use of an independent pricing service to value foreign securities that meet certain criteria, and actions taken to monitor and test the effectiveness of such procedures and processes;
     * The allocation of brokerage and the benefits received by the investment adviser as a result of brokerage allocation;
     * The resources devoted to compliance efforts undertaken by Lloyd George on behalf of the funds they manage and the record of compliance with the investment policies and restrictions and with policies on personal securities transactions;
     * The quality, nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance and its affiliates; and
     * The terms of the advisory agreement and the reasonableness and appropriateness of the particular fee paid by the Portfolio for the services described therein.

The Special Committee also considered the investment adviser's experience in managing equity funds investing in China region securities. The Special Committee noted that the investment adviser maintains offices in London, Hong Kong, Singapore and Mumbai, providing its investment management team with first hand knowledge of country and market factors effecting China region securities in which the Portfolio invests. The Special Committee evaluated the level of skill and expertise required to manage the Portfolio and concluded that the human resources available at the investment adviser were appropriate to fulfill effectively its duties on behalf of the Portfolio.

In its review of comparative information with respect to Fund investment performance, the Special Committee concluded that the Fund has performed within a range that the Special Committee deemed competitive. With respect to its review of investment advisory fees, the Special Committee concluded that the fees paid by the Portfolio are within the range of those paid by comparable funds within the mutual fund industry. In reviewing the information regarding the expense ratio of the Fund, the Special Committee concluded that the Fund's expense ratio is within a range it deemed to be competitive with comparable funds.

In addition to the factors mentioned above, the Special Committee reviewed the level of the investment adviser's profits in providing investment management services for the Portfolio, as well as Lloyd George's implementation of a soft dollar reimbursement program. Pursuant to the soft dollar reimbursement program, the Portfolio may receive reimbursement payments in respect of third party research services obtained by Lloyd George as a result of soft dollar credits generated through trading on behalf of the Portfolio. The Special Committee also reviewed the level of profits of Eaton Vance and its affiliates in providing administration services for the Fund and for all Eaton Vance funds as a group. The Special Committee also considered the fiduciary duty assumed by the investment adviser in connection with the services rendered to the Portfolio and the business reputation of the investment adviser and its financial resources. The Trustees concluded that in light of the services rendered, the profits realized by the investment adviser are not unreasonable. The Special Committee also considered the extent to which the investment adviser appears to be realizing benefits from economies of scale in realizing benefits from economies of scale in managing the Portfolio, and concluded that the fee breakpoints which are in place will allow for an equitable sharing of such benefits, when realized, with the Portfolio and the shareholders of the Fund.

The Special Committee did not consider any single factor as controlling in determining whether or not to renew the investment advisory agreement. Nor are the items described herein all the matters considered by the Special Committee. In assessing the information provided by Eaton Vance and its affiliates, the Special Committee also took into consideration the benefits to shareholders of investing in a fund that is a part of a large family of funds which provides a large variety of shareholder services.

Based on its consideration of the foregoing factors and conclusions, and such other factors and conclusions as it deemed relevant, and assisted by independent counsel, the Special Committee concluded that the renewal of the investment advisory agreement, including the fee structure (described herein), is in the interests of shareholders.

SHARE OWNERSHIP. The following table shows the dollar range of equity securities beneficially owned by each Trustee in the Fund and in all Eaton Vance Funds overseen by the Trustee as of December 31, 2004. Interests in the Portfolio cannot be purchased by a Trustee.

                                                                     Aggregate Dollar Range of Equity
                                                                    Securities Owned in All Registered
                              Dollar Range of Equity Securities      Funds Overseen by Trustee in the
      Name of Trustee                 Owned in the Fund                  Eaton Vance Fund Complex
      ---------------                 -----------------                  ------------------------
INTERESTED TRUSTEE
 James B. Hawkes                      $50,001 - $100,000                      over $100,000
 Hon. Robert Lloyd George                    None                                  None

NONINTERESTED TRUSTEES
 Benjamin C. Esty**                          None                                  None
 Edward K. Y. Chen                           None                                  None
 Samuel L. Hayes, III                        None                             over $100,000
 William H. Park                             None                             over $100,000
 Ronald A. Pearlman                          None                             over $100,000
 Norton H. Reamer                            None                             over $100,000
 Lynn A. Stout                               None                             over $100,000*
 Ralph F. Verni**                            None                                  None

* Includes shares which may be deemed to be beneficially owned through a Trustee Deferred Compensation Plan.
** Messrs. Esty and Verni were elected as Trustees on April 29, 2005 and thus had no beneficial ownership of securities in the Fund or in the Eaton Vance Fund Complex as of December 31, 2004.


As of December 31, 2004, no noninterested Trustee or any of their immediate family members owned beneficially or of record any class of securities of EVC, EVD or LGM or any person controlling, controlled by or under common control with EVC, EVD or LGM.

During the calendar years ended December 31, 2003 and December 31, 2004, no noninterested Trustee (or their immediate family members) had:

     1. Any direct or indirect interest in Eaton Vance, EVC, EVD, LGM or any person controlling, controlled by or under common control with EVC, EVD or LGM;

     2. Any direct or indirect material interest in any transaction or series of similar transactions with (i) the Trust or any Fund; (ii) another fund managed by EVC or LGM, distributed by EVD or a person controlling, controlled by or under common control with EVC, EVD or LGM; (iii) EVC, EVD or LGM; (iv) a person controlling, controlled by or under common control with EVC, EVD or LGM; or (v) an officer of any of the above; or

     3.   Any direct or  indirect  relationship  with (i) the Trust or any Fund;
          (ii) another fund managed by EVC or LGM, distributed by EVD or a person controlling, controlled by or under common control with EVC, EVD or LGM; (iii) EVC, EVD or LGM; (iv) a person controlling, controlled by or under common control with EVC, EVD or LGM; or (v) an officer of any of the above.

During the calendar years ended December 31, 2003 and December 31, 2004, no officer of EVC, EVD or LGM or any person controlling, controlled by or under common control with EVC, EVD or LGM served on the Board of Directors of a company where a noninterested Trustee of the Trust or the Portfolio or any of their immediate family members served as an officer.

Trustees of the Portfolio (except Mr. Chen) who are not affiliated with Eaton Vance may elect to defer receipt of all or a percentage of their annual fees received from certain Eaton Vance sponsored funds in accordance with the terms of a Trustees Deferred Compensation Plan (the "Trustees' Plan"). Under the Trustees' Plan, an eligible Trustee may elect to have his deferred fees invested by the Eaton Vance sponsored fund in the shares of one or more funds in the
Eaton Vance Family of Funds, and the amount paid to the Trustees under the Trustees' Plan will be determined based upon the performance of such investments. Neither the Trust nor the Portfolio has a retirement plan for Trustees. The Portfolio does not participate in the Trustees' Plan.

The fees and expenses of the Trustees of the Trust and the Portfolio are paid by the Fund (and other series of the Trust) and the Portfolio, respectively. (A Trustee of the Trust and the Portfolio who is a member of the Eaton Vance organization receives no compensation from the Trust and the Portfolio). During the fiscal year ended August 31, 2004, the Trustees of the Trust and the Portfolio earned the following compensation in their capacities as Trustees from the Trust and the Portfolio. For the year ended December 31, 2004, the Trustees earned the following compensation in their capacities as Trustees of the funds in the Eaton Vance fund complex(1):

Source of       Jessica M.           Edward K.Y.      Samuel L.       William H.        Ronald A.      Norton H.       Lynn A.
Compensation    Bibliowicz(5)           Chen            Hayes           Park            Pearlman        Reamer          Stout
------------    ----------              ----            -----           ----            --------        ------          -----
Trust(2)         $  1,168                  N/A        $  2,023       $  1,855           $  1,954       $  1,917       $  2,069
Portfolio             528                5,000           1,418         1,248               1,177          1,344          1,208
Total            $ 48,125              $25,000        $200,000       $180,000(3)        $180,000       $190,000       $190,000(4)

(1) As of May 1, 2005, the Eaton Vance fund complex consists of 197 registered investment companies or series thereof. Messrs. Esty and Verni were elected as Trustees on April 29, 2005, and thus did not receive fees for the period.
(2)  The Trust consisted of 10 Funds as of August 31, 2004.
(3)  Includes $107,008 of deferred compensation.
(4)  Includes $45,000 of deferred compensation.

(5)  Ms. Bibliowicz resigned as a Trustee effective April 15, 2004.

ORGANIZATION

The Fund is a series of the Trust, which was established under Massachusetts law on May 25, 1989 (prior to that date it was a Maryland corporation organized on October 15, 1963), and is operated as an open-end management investment company. The Trust may issue an unlimited number of shares of beneficial interest (no par value per share) in one or more series (such as the Fund). The Trustees of the Trust have divided the shares of the Fund into multiple classes. Each class represents an interest in the Fund, but is subject to different expenses, rights and privileges. The Trustees have the authority under the Declaration of Trust to create additional classes of shares with differing rights and privileges. When issued and outstanding, shares are fully paid and nonassessable by the Trust. Shareholders are entitled to one vote for each full share held. Fractional shares may be voted proportionately. Shares of the Fund will be voted together except that only shareholders of a particular class may vote on matters affecting only that class. Shares have no preemptive or conversion rights and are freely transferable. In the event of the liquidation of the Fund, shareholders of each class are entitled to share pro rata in the net assets attributable to that class available for distribution to shareholders.

As permitted by Massachusetts law, there will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees of the Trust holding office have been elected by shareholders. In such an event the Trustees then in office will call a shareholders' meeting for the election of Trustees. Except for the foregoing circumstances and unless removed by action of the shareholders in accordance with the Trust's By-laws, the Trustees shall continue to hold office and may appoint successor Trustees. The Trust's By-laws provide that no person shall serve as a Trustee if shareholders holding two-thirds of the outstanding shares have removed him or her from that office either by a written declaration filed with the Trust's custodian or by votes cast at a meeting called for that purpose. The By-laws further provide that under certain circumstances the shareholders may call a meeting to remove a Trustee and that the Trust is required to provide assistance in communication with shareholders about such a meeting.

The Trust's Declaration of Trust may be amended by the Trustees when authorized by vote of a majority of the outstanding voting securities of the Trust, the financial interests of which are affected by the amendment. The Trustees may also amend the Declaration of Trust without the vote or consent of shareholders to change the name of the Trust or any series or to make such other changes (such as reclassifying series or classes of shares or restructuring the Trust) as do not have a materially adverse effect on the financial interests of shareholders or if they deem it necessary to conform it to applicable federal or state laws or regulations. The Trust's By-laws provide that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with any litigation or proceeding in which they may be involved because of their offices with the Trust. However, no indemnification will be provided to any Trustee or officer for any liability to the Trust or shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

The Trust or any series or class thereof may be terminated by: (1) the affirmative vote of the holders of not less than two-thirds of the shares outstanding and entitled to vote at any meeting of shareholders of the Trust or the appropriate series or class thereof, or by an instrument or instruments in writing without a meeting, consented to by the holders of two-thirds of the shares of the Trust or a series or class thereof, provided, however, that, if such termination is recommended by the Trustees, the vote of a majority of the outstanding voting securities of the Trust or a series or class thereof entitled to vote thereon shall be sufficient authorization; or (2) by means of an instrument in writing signed by a majority of the Trustees, to be followed by a written notice to shareholders stating that a majority of the Trustees has determined that the continuation of the Trust or a series or a class thereof is not in the best interest of the Trust, such series or class or of their respective shareholders.

Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. Numerous investment companies registered under the 1940 Act have been formed as Massachusetts business trusts, and management is not aware of an instance where such liability has been imposed. The Trust's Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the Trust's By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. The Declaration of Trust also contains provisions limiting the liability of a series or class to that series or class. Moreover, the Trust's By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. The assets of the Fund are readily marketable and will ordinarily substantially exceed its liabilities. In light of the nature of the Fund's business and the nature of its assets, management believes that the possibility of the Fund's liability exceeding its assets, and therefore the shareholder's risk of personal liability, is remote.

The Portfolio was organized as a trust under the laws of the state of New York on September 1, 1992 and intends to be treated as a partnership for federal tax purposes. In accordance with the Declaration of Trust of the Portfolio, there will normally be no meetings of the investors for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees of the Portfolio holding office have been elected by investors. In such an event the Trustees of the Portfolio then in office will call an investors' meeting for the election of Trustees. Except for the foregoing circumstances and unless removed by action of the investors in accordance with the Portfolio's Declaration of Trust, the Trustees shall continue to hold office and may appoint successor Trustees.

The Declaration of Trust of the Portfolio provides that no person shall serve as a Trustee if investors holding two-thirds of the outstanding interest have removed him from that office either by a written declaration filed with the Portfolio's custodian or by votes cast at a meeting called for that purpose. The Declaration of Trust further provides that under certain circumstances the investors may call a meeting to remove a Trustee and that the Portfolio is required to provide assistance in communicating with investors about such a meeting.

The Portfolio's Declaration of Trust provides that the Fund and other entities permitted to invest in the Portfolio (e.g., other U.S. and foreign investment companies, and common and commingled trust funds) will each be liable for all obligations of the Portfolio. However, the risk of the Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance exists and the Portfolio itself is unable to meet its obligations. Accordingly, the Trustees of the Trust believe that neither the Fund nor its shareholders will be adversely affected by reason of the Fund investing in the Portfolio.

The Fund may be required to vote on matters pertaining to the Portfolio. When required by law to do so, the Fund will hold a meeting of Fund shareholders and will vote its interest in the Portfolio for or against such matters proportionately to the instructions to vote for or against such matters received from Fund shareholders. The Fund shall vote shares for which it receives no voting instructions in the same proportion as the shares for which it receives voting instructions. Other investors in the Portfolio may alone or collectively acquire sufficient voting interests in the Portfolio to control matters relating to the operation of the Portfolio, which may require the Fund to withdraw its investment in the Portfolio or take other appropriate action. Any such withdrawal could result in a distribution "in kind" of portfolio securities (as opposed to a cash distribution from the Portfolio). If securities are distributed, the Fund could incur brokerage, tax or other charges in converting the securities to cash. In addition, the distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of the Fund. Notwithstanding the above, there are other means for meeting shareholder redemption requests, such as borrowing.

The Fund may withdraw (completely redeem) all its assets from the Portfolio without shareholder approval at any time if the Board of Trustees of the Trust determines that it is in the best interest of the Fund and its shareholders to do so. In the event the Fund withdraws all of its assets from the Portfolio, or the Board of Trustees of the Trust determines that the investment objective of the Portfolio is no longer consistent with the investment objective of the Fund, the Trustees would consider what action might be taken, including investing the assets of the Fund in another pooled investment entity or retaining an investment adviser to manage the Fund's assets in accordance with its investment objective. The Fund's investment performance may be affected by a withdrawal of all its assets (or the assets of another investor in the Portfolio) from the Portfolio.

PROXY VOTING POLICY. The Boards of the Trustees of the Trust and Portfolio have adopted a proxy voting policy and procedure (the "Fund Policy"), pursuant to which the Trustees have delegated proxy voting responsibility to the investment adviser and adopted the proxy voting policies and procedures of the investment adviser (the "Policies"), which are described below. The Trustees will review the Fund's and Portfolio's proxy voting records from time to time and will annually consider approving the Policies for the upcoming year. In the event that a conflict of interest arises between the Fund's shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Boards' Special Committee except as contemplated under the Fund Policy. The Boards' Special Committee will instruct the investment adviser on the appropriate course of action.

The Policies are designed to promote accountability of a company's management to its shareholders and to align the interests of management with those shareholders. The investment adviser will generally support company management on proposals relating to environmental and social policy issues, on matters regarding the state of organization of the company and routine matters related to corporate administration which are not expected to have a significant economic impact on the company or its shareholders. On all other matters, the investment adviser will review each matter on a case-by-case basis and reserves the right to deviate from the Policies' guidelines when it believes the situation warrants such a deviation. The Policies include voting guidelines for matters relating to, among other things, the election of directors, approval of independent auditors, executive compensation, corporate structure and anti-takeover defenses. The investment adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweigh the benefits derived from exercising the right to vote.

In addition, the investment adviser will monitor situations that may result in a conflict of interest between the Fund's shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund by maintaining a list of significant existing and prospective corporate clients. The investment adviser's personnel responsible for reviewing and voting proxies on behalf of the Fund and Portfolio will report any proxy received or expected to be received from a company included on that list to members of senior management of the investment adviser identified in the Policies. Such members of senior management will determine if a conflict exists. If a conflict does exist, the investment adviser will seek instruction on how to vote from the Special Committee. For a copy of the Fund Policy and investment adviser Policies, see Appendix E and Appendix F, respectively. Information on how the Fund and Portfolio voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission's website at http://www.sec.gov.

                INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES

INVESTMENT ADVISORY SERVICES. The Portfolio has engaged Lloyd George Management (Hong Kong) Limited ("LGM-HK") as its investment adviser. Pursuant to a service agreement effective on January 1, 1996 between LGM-HK and its affiliate, Lloyd George Investment Management (Bermuda) Limited ("Lloyd George"), Lloyd George, acting under the general supervision of the Portfolio's Board of Trustees, is responsible for managing the Portfolio's investments. LGM-HK supervises Lloyd George's performance of this function and retains its contractual obligations under its investment advisory agreement with the Portfolio. Since January 1, 1996, LGM-HK has paid to Lloyd George the entire amount of the advisory fee payable by the Portfolio under its investment advisory agreement with LGM-HK. LGM-HK and Lloyd George are both referred to separately as the investment adviser.

For a description of the compensation that the Portfolio pays the investment adviser under the investment advisory agreement on average daily net assets up to $500 million, see the prospectus. On net assets of $500 million and over the annual fee is reduced and the advisory fee is computed by applying the annual asset rate applicable to that portion of the average daily net assets of the Portfolio throughout the month in each Category as follows:


Category   Average Daily Net Assets for the Month   Annual Fee Rate
--------   --------------------------------------   ---------------
   1       $500 million, but less than $1 billion       0.70%
   2       $1 billion, but less than $1.5 billion       0.65%
   3       $1.5 billion but less than $2 billion        0.60%
   4       $2 billion but less than $3 billion          0.55%
   5       $3 billion and over                          0.50%


The following table sets forth the net assets of the Portfolio and the advisory fees earned during the three fiscal years ended August 31, 2004.


                                Advisory Fee Paid for Fiscal Years Ended
 Net Assets at                  ----------------------------------------
August 31, 2004         August 31, 2004     August 31, 2003     August 31, 2002
---------------         ---------------     ---------------     ---------------
$95,456,078                $697,797            $438,951            $578,320


The Investment Advisory Agreement with the investment adviser continues in effect from year to year so long as such continuance is approved at least annually (i) by the vote of a majority of the noninterested Trustees of the Portfolio cast in person at a meeting specifically called for the purpose of voting on such approval and (ii) by the Board of Trustees of the Portfolio or by vote of a majority of the outstanding voting securities of the Portfolio. The Agreement may be terminated at any time without penalty on sixty (60) days' written notice by the Board of Trustees of either party, or by vote of the majority of the outstanding voting securities of the Portfolio, and the Agreement will terminate automatically in the event of its assignment. The Agreement provides that the investment adviser may render services to others. The Agreement also provides that the investment adviser shall not be liable for any loss incurred in connection with the performance of its duties, or action taken or omitted under the Agreement, in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties thereunder, or for any losses sustained in the acquisition, holding or disposition of any security or other investment.

While the Portfolio is a New York trust, the investment adviser, together with certain Trustees and officers of the Portfolio, are not residents of the United States, and substantially all of their respective assets may be located outside of the United States. It may be difficult for investors to effect service of process within the United States upon the individuals identified above, or to realize judgments of courts of the United States predicated upon civil liabilities of the investment adviser and such individuals under the federal securities laws of the United States. The Portfolio has been advised that there is substantial doubt as to the enforceability in the countries in which the investment adviser and such individuals reside of such civil remedies and criminal penalties as are afforded by the federal securities laws of the United States.

PORTFOLIO MANAGER. The portfolio manager of the Portfolio is Pamela Chan. The portfolio manager manages other investment companies and/or investment accounts in addition to the Portfolio. The following table shows, as of December 31, 2004, the number of accounts the portfolio manager managed in each of the listed categories and the total assets in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets in those accounts.

                                      Number of     Total Assets of      Number of Accounts      Total Assets of Accounts
                                     All Accounts    All Accounts*    Paying a Performance Fee   Paying a Performance Fee
                                     ------------   ---------------   ------------------------   ------------------------
Registered Investment Companies          1             $110.3                    0                        $0

Other Pooled Investment Vehicles         5             $679.66                   0                        $0

Other Accounts                           0             $  0                      0                        $0

*    In millions of dollars.

Ms. Chan did not beneficially own any shares of the Fund as of December 31, 2004. Interests in the Portfolio cannot be purchased by a portfolio manager.

It is possible that conflicts of interest may arise in connection with the portfolio manager's management of the Fund's investments on the one hand and the investments of other accounts for which the portfolio manager is responsible on the other. For example, the portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts she advises. In addition due to differences in the investment strategies or restrictions between the Fund and the other accounts, the portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by the portfolio manager may compensate the investment adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his discretion in a manner that he believes is equitable to all interested persons.

COMPENSATION STRUCTURE. Compensation of Lloyd George Management's portfolio managers and other investment professional has two primary components: (1) a base salary and (2) an annual cash bonus. Lloyd George Management's investment professionals also receive certain retirement, insurance and other benefits that are broadly available to all the investment adviser's employees. Compensation of Lloyd George Management's investment professionals is reviewed primarily on an annual basis. Cash bonuses and adjustments in base salary are typically paid or put into effect at or shortly after December 31/st/ of each year.

METHOD TO DETERMINE COMPENSATION. Lloyd George Management compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities. Each portfolio manager is evaluated based on the composite performance of funds and accounts in each product for which the individual serves as a portfolio manager. Performance is normally based on periods ending on the December 31st preceding fiscal year-end. Fund performance is evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. In evaluating the performance of a fund and its manager, primary emphasis is normally placed on one-, three- and five-year performance. Performance is evaluated on a pre-tax basis. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance.

Lloyd George Management seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. Salaries and bonuses are also influenced by the operating performance of Lloyd George Management. The overall annual cash bonus pool is based on a substantially fixed percentage of pre-bonus operating income. While the salaries of Lloyd George Management's portfolio managers are comparatively fixed, cash bonuses may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein.

INFORMATION ABOUT LLOYD GEORGE. The investment adviser is a subsidiary of LGM. LGM is ultimately controlled by the Hon. Robert Lloyd George, President and Trustee of the Portfolio and Chairman and Chief Executive Officer of the investment adviser. LGM's only business is portfolio management. Eaton Vance's parent is a shareholder of LGM. The directors of the investment adviser are the Hon. Robert Lloyd George, William Walter Raleigh Kerr, M.F. Tang, Pamela Chan, Adaline Mang-Yee Ko, Tonessan Amissah and Jill Virgil-Smith. The Hon. Robert Lloyd George is Chairman and Chief Executive Officer of the investment adviser and Mr. Kerr is Chief Operating Officer of the investment adviser. The business address of the first five individuals is 3808 One Exchange Square, Central, Hong Kong and of the last two is Canon's Court, 22 Victoria Street, Hamilton HM 12, Bermuda.

ADMINISTRATIVE SERVICES. Under Eaton Vance's management contract with the Fund and its administration agreement with the Portfolio, Eaton Vance receives a monthly management fee from the Fund and a monthly administration fee from the Portfolio. Each fee is computed by applying the annual asset rate applicable to that portion of the average daily net assets of the Fund or the Portfolio throughout the month in each Category as indicated below:


Category     Average Daily Net Assets for the Month   Annual Fee Rate
--------     --------------------------------------   ---------------
   1         less than $500 million                     0.25000%
   2         $500 million, but less than $1 billion     0.23333%
   3         $1 billion, but less than $1.5 billion     0.21667%
   4         $1.5 billion but less than $2 billion      0.20000%
   5         $2 billion but less than $3 billion        0.18333%
   6         $3 billion and over                        0.16667%

As of August 31, 2004, the Fund had net assets of $95,313,432. For the three fiscal years ended August 31, 2004, Eaton Vance earned management fees of $232,543, $145,539, and $186,834, respectively, equivalent to 0.25% of the
Fund's average daily net assets for each year.

As of August 31, 2004, the Portfolio had net assets of $95,456,078. For the three fiscal years ended August 31, 2004, Eaton Vance earned administration fees of $232,611, $146,411, and $192,668, respectively, equivalent to 0.25% of the Portfolio's average daily net assets for each year.

Eaton Vance's management contract with the Fund and Administration Agreement with the Portfolio each continue in effect from year to year so long as such continuance is approved at least annually (i) by the Trustees of the Trust or the Portfolio as the case may be and (ii) by the vote of a majority of those Trustees of Trust or the Portfolio who are not interested persons of the Trust, Portfolio or of the Administrator. Each Agreement may be terminated at any time without penalty on sixty (60) days' written notice by the Board of Trustees of either party thereto, or by a vote of a majority of the outstanding voting securities of the Fund or the Portfolio as the case may be. Each agreement will terminate automatically in the event of its assignment. Each agreement provides that, in the absence of Eaton Vance's willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties to the Fund or Portfolio under such contract or agreement, Eaton Vance will not be liable to the Fund or the Portfolio for any loss incurred.

SUB-TRANSFER AGENCY SERVICES. Eaton Vance also serves as sub-transfer agent for the Fund. As sub-transfer agent, Eaton Vance performs the following services directly on behalf of the Fund: 1) provides call center services to financial intermediaries and shareholders; 2) answers written inquiries related to shareholder accounts (matters relating to portfolio management, distribution of shares and other management policy questions will be referred to the Fund); 3) furnishes an SAI to any shareholder who requests one in writing or by telephone from the Fund; and 4) processes transaction requests received via telephone. For the transfer agency services it provides, Eaton Vance receives an aggregate annual fee equal to the lesser of $2.5 million or the actual expenses incurred by Eaton Vance in the performance of those services. This fee is paid to Eaton Vance by the Fund's transfer agent from fees it receives from the Eaton Vance funds. The Fund will pay a pro rata share of such fee. For the fiscal year ended August 31, 2004, the transfer agent accrued for or paid to Eaton Vance $23,530 for sub-transfer agency services performed on behalf of the Fund.

INFORMATION ABOUT EATON VANCE. Eaton Vance is a business trust organized under Massachusetts law. Eaton Vance, Inc. ("EV") serves as trustee of Eaton Vance. EV and Eaton Vance are wholly-owned subsidiaries of Eaton Vance Corporation ("EVC"), a Maryland corporation and publicly-held holding company. BMR is an indirect subsidiary of EVC. EVC through its subsidiaries and affiliates engages primarily in investment management, administration and marketing activities. The Directors of EVC are James B. Hawkes, Thomas E. Faust Jr., John G.L. Cabot, Leo
I. Higdon, Jr., Vincent M. O'Reilly, Winthrop H. Smith, Jr. and Ralph Z. Sorenson. All shares of the outstanding Voting Common Stock of EVC are deposited in a Voting Trust, the Voting Trustees of which are Messrs. Hawkes, Faust, Jeffrey P. Beale, Alan R. Dynner, Thomas J. Fetter, Scott H. Page, Duncan W. Richardson, William M. Steul, Payson F. Swaffield, Michael W. Weilheimer, and Wharton P. Whitaker (all of whom are officers of Eaton Vance). The Voting Trustees have unrestricted voting rights for the election of Directors of EVC. All of the outstanding voting trust receipts issued under said Voting Trust are owned by certain of the officers of Eaton Vance who are also officers, or officers and Directors of EVC and EV. As indicated under "Management and Organization," all of the officers of the Trust (as well as Mr. Hawkes who is also a Trustee) hold positions in the Eaton Vance organization.

CODE OF ETHICS. The investment adviser, principal underwriter, and the Fund and the Portfolio have adopted Codes of Ethics governing personal securities transactions. Under the Codes, employees of the investment adviser and Eaton Vance may purchase and sell securities (including securities held or eligible for purchase by the Portfolio) subject to the provisions of the Codes and certain employees are also subject to pre-clearance, reporting requirements and other procedures.

EXPENSES. Each Fund and Portfolio is responsible for all expenses not expressly stated to be payable by another party (such as expenses required to be paid pursuant to an agreement with the investment adviser, the principal underwriter or the administrator). In the case of expenses incurred by the Trust, the Fund is responsible for its pro rata share of those expenses. The only expenses of the Fund allocated to a particular class are those incurred under the Distribution or Service Plan applicable to that class, the fee paid to the principal underwriter for handling repurchase transactions and certain other class-specific expenses.

                             OTHER SERVICE PROVIDERS

PRINCIPAL UNDERWRITER. Eaton Vance Distributors, Inc. ("EVD"), The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, is the principal underwriter of the Fund. The principal underwriter acts as principal in selling shares under a Distribution Agreement with the Trust. The expenses of printing copies of prospectuses used to offer shares and other selling literature and of advertising are borne by the principal underwriter. The fees and expenses of qualifying and registering and maintaining qualifications and registrations of the Fund and its shares under federal and state securities laws are borne by the Fund. The Distribution Agreement as it applies to Class A shares is renewable annually by the Board of Trustees of the Trust (including a majority of the noninterested Trustees), may be terminated on six months' notice by either party and is automatically terminated upon assignment. The Distribution Agreement as it applies to Class B and Class C shares is renewable annually by the Trust's Board of Trustees (including a majority of the noninterested Trustees who have no direct or indirect financial interest in the operation of the Distribution Plan or the Distribution Agreement), may be terminated on sixty days' notice either by such Trustees or by vote of a majority of the outstanding Class B and Class C shares or on six months' notice by the principal underwriter and is automatically terminated upon assignment. The principal underwriter distributes shares on a "best efforts" basis under which it is required to take and pay for only such shares as may be sold. The Trust has authorized the principal underwriter to act as its agent in repurchasing shares at a rate of $2.50 for each repurchase transaction handled by the principal underwriter. EVD is an indirect, wholly-owned subsidiary of EVC. Mr. Hawkes is a Vice President and Director, Mr. Dynner is a Vice President, Secretary and Clerk and Mr. O'Connor is a Vice President of EVD. EVD also serves as placement agent for the Portfolio.

CUSTODIAN. Investors Bank & Trust Company ("IBT"), 200 Clarendon Street, Boston, MA 02116, serves as custodian to the Fund and Portfolio. IBT has custody of all cash and securities representing the Fund's interest in the Portfolio, has custody of the Portfolio's assets, maintains the general ledger of the Portfolio and the Fund and computes the daily net asset value of interests in the Portfolio and the net asset value of shares of the Fund. In such capacity it attends to details in connection with the sale, exchange, substitution, transfer or other dealings with the Portfolio's investments, receives and disburses all funds and performs various other ministerial duties upon receipt of proper instructions from the Trust and the Portfolio. IBT also provides services in connection with the preparation of shareholder reports and the electronic filing of such reports with the SEC. EVC and its affiliates and their officers and employees from time to time have transactions with various banks, including IBT. It is Eaton Vance's opinion that the terms and conditions of such transactions were not and will not be influenced by existing or potential custodial or other relationships between the Fund or the Portfolio and such banks.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. Deloitte & Touche LLP, 200 Berkeley Street, Boston, MA 02116, is the independent registered public accounting firm of the Fund and Portfolio, providing audit services, tax return preparation, and assistance and consultation with respect to the preparation of filings with the SEC.

TRANSFER AGENT. PFPC Inc., P.O. Box 9653, Providence, RI 02940-9653, serves as transfer and dividend disbursing agent for the Fund.

                         CALCULATION OF NET ASSET VALUE

The net asset value of the Portfolio is computed by IBT (as agent and custodian for the Portfolio) by subtracting the liabilities of the Portfolio from the value of its total assets. The Fund and Portfolio will be closed for business and will not price their respective shares or interests on the following business holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Each investor in the Portfolio, including the Fund, may add to or reduce its investment in the Portfolio on each day the New York Stock Exchange (the "Exchange") is open for trading ("Portfolio Business Day") as of the close of regular trading on the Exchange (the "Portfolio Valuation Time"). The value of each investor's interest in the Portfolio will be determined by multiplying the net asset value of the Portfolio by the percentage, determined on the prior Portfolio Business Day, which represented that investor's share of the aggregate interests in the Portfolio on such prior day. Any additions or withdrawals for the current Portfolio Business Day will then be recorded. Each investor's percentage of the aggregate interest in the Portfolio will then be recomputed as a percentage equal to a fraction (i) the numerator of which is the value of such investor's investment in the Portfolio as of the Portfolio Valuation Time on the prior Portfolio Business Day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor's investment in the Portfolio on the current Portfolio Business Day and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of the Portfolio Valuation Time on the prior Portfolio Business Day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investment in the Portfolio on the current Portfolio Business Day by all investors in the Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in the Portfolio for the current Portfolio Business Day.

The Trustees of the Portfolio have established the following procedures for the fair valuation of the Portfolio's assets under normal market conditions. Securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ National Market System generally are valued at the official NASDAQ closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not traded in the over-the-counter market, by an independent pricing service. Exchange-traded options are valued at the last sale price for the day of valuation as quoted on the principal exchange or board of trade on which the options are traded or, in the absence of sales on such date, at the mean between the latest bid and asked prices therefore. Futures positions on securities and currencies generally are valued at closing settlement prices. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost. If short-term debt securities were acquired with a remaining maturity of more than 60 days, their amortized cost value will be based on their value on the sixty-first day prior to maturity. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service.

Foreign  securities  and  currencies  held by the  Portfolio  are valued in U.S.
dollars, as calculated by the custodian based on foreign currency exchange quotations supplied by an independent quotation service. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. As described in the prospectus, valuations of foreign securities may be adjusted from prices in effect at the close of trading on foreign exchanges to more accurately reflect their fair value as of the close of regular trading on the NYSE. As described in the prospectus, the Portfolio may rely on an independent fair valuation service in adjusting the valuations of foreign securities. Investments held by the Portfolio for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

                         PURCHASING AND REDEEMING SHARES

ADDITIONAL INFORMATION ABOUT PURCHASES. Fund shares are offered for sale only in states where they are registered. Fund shares are continuously offered through investment dealers which have entered into agreements with the principal underwriter. Shares of the Fund are sold at offering price, which is the net asset value plus the initial sales charge, if any. The Fund receives the net asset value. The Fund's principal underwriter receives the sales charge, all or a portion of which may be reallowed to the investment dealers responsible for selling Fund shares. The sales charge table in the prospectus is applicable to purchases of the Fund alone or in combination with purchases of certain other funds offered by the principal underwriter, made at a single time by (i) an individual, or an individual, his or her spouse and their children under the age of twenty-one, purchasing shares for his or their own account, and (ii) a trustee or other fiduciary purchasing shares for a single trust estate or a single fiduciary account. The table is also presently applicable to (1) purchases of Class A shares pursuant to a written Statement of Intention; or (2) purchases of Class A shares pursuant to the Right of Accumulation and declared as such at the time of purchase. See "Sales Charges".

In connection with employee benefit or other continuous group purchase plans, the Fund may accept initial investments of less than $1,000 on the part of an individual participant. In the event a shareholder who is a participant of such a plan terminates participation in the plan, his or her shares will be transferred to a regular individual account. However, such account will be subject to the right of redemption by the Fund as described below.

SUSPENSION OF SALES. The Trust may, in its absolute discretion, suspend, discontinue or limit the offering of one or more of its classes of shares at any time. In determining whether any such action should be taken, the Trust's management intends to consider all relevant factors, including (without limitation) the size of the Fund or class, the investment climate and market conditions, the volume of sales and redemptions of shares, and (if applicable) the amount of uncovered distribution charges of the principal underwriter. The Class B and Class C Distribution Plan may continue in effect and payments may be made under the Plan following any such suspension, discontinuance or limitation of the offering of shares; however, there is no contractual obligation to continue any Plan for any particular period of time. Suspension of the offering of shares would not, of course, affect a shareholder's ability to redeem shares.

ADDITIONAL INFORMATION ABOUT REDEMPTIONS. The right to redeem shares of the Fund can be suspended and the payment of the redemption price deferred when the Exchange is closed (other than for customary weekend and holiday closings), during periods when trading on the Exchange is restricted as determined by the SEC, or during any emergency as determined by the SEC which makes it impracticable for the Portfolio to dispose of its securities or value its assets, or during any other period permitted by order of the SEC for the protection of investors.

Due to the high cost of maintaining small accounts, the Trust reserves the right to redeem accounts with balances of less than $750. Prior to such a redemption, shareholders will be given 60 days' written notice to make an additional purchase. However, no such redemption would be required by the Trust if the cause of the low account balance was a reduction in the net asset value of shares. No CDSC will be imposed with respect to such involuntary redemptions.

While normally payments will be made in cash for redeemed shares, the Trust, subject to compliance with applicable regulations, has reserved the right to pay the redemption price of shares of the Fund, either totally or partially, by a distribution in kind of readily marketable securities withdrawn from the Portfolio. The securities so distributed would be valued pursuant to the valuation procedures described in this SAI. If a shareholder received a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash.

SYSTEMATIC WITHDRAWAL PLAN. The transfer agent will send to the shareholder regular monthly or quarterly payments of any permitted amount designated by the shareholder based upon the value of the shares held. The checks will be drawn from share redemptions and hence, may require the recognition of taxable gain or loss. Income dividends and capital gains distributions in connection with withdrawal plan accounts will be credited at net asset value as of the record date for each distribution. Continued withdrawals in excess of current income will eventually use up principal, particularly in a period of declining market prices. A shareholder may not have a withdrawal plan in effect at the same time he or she has authorized Bank Automated Investing or is otherwise making regular purchases of Fund shares. The shareholder, the transfer agent or the principal underwriter may terminate the withdrawal plan at any time without penalty.

                                  SALES CHARGES

DEALER COMMISSIONS. The principal underwriter may, from time to time, at its own expense, provide additional incentives to investment dealers which employ registered representatives who sell Fund shares and/or shares of other funds distributed by the principal underwriter. In some instances, such additional incentives may be offered only to certain investment dealers whose representatives sell or are expected to sell significant amounts of shares. In addition, the principal underwriter may from time to time increase or decrease the sales commissions payable to investment dealers. The principal underwriter may allow, upon notice to all investment dealers with whom it has agreements, discounts up to the full sales charge during the periods specified in the notice. During periods when the discount includes the full sales charge, such investment dealers may be deemed to be underwriters as that term is defined in the Securities Act of 1933.

PURCHASES AT NET ASSET VALUE. Class A shares may be sold at net asset value to current and retired Directors and Trustees of Eaton Vance funds and portfolios; to clients (including custodial, agency, advisory and trust accounts) and current and retired officers and employees of Eaton Vance, its affiliates and other investment advisers of Eaton Vance sponsored funds; to officers and employees of IBT and the transfer agent; to persons associated with law firms, consulting firms and others providing services to Eaton Vance and the Eaton Vance funds; and to such persons' spouses, parents, siblings and lineal descendants and their beneficial accounts. Such shares may also be issued at net asset value (1) in connection with the merger (or similar transaction) of an investment company (or series or class thereof) or personal holding company with the Fund (or class thereof), (2) to investors making an investment as part of a fixed fee program whereby an entity unaffiliated with the investment adviser provides multiple investment services, such as management, brokerage and custody, and (3) to investment advisors, financial planners or other intermediaries who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; clients of such investment advisors, financial planners or other intermediaries who place trades for their own accounts if the accounts are linked to the master account of such investment advisor, financial planner or other intermediary on the books and records of the broker or agent; and to retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in Section 401(a), 403(b) or 457 of the Code and "rabbi trusts". Class A shares may also be sold at net asset value to registered representatives and employees of investment dealers and bank employees who refer customers to registered representatives of investment dealers. Sales charges generally are waived because either (i) there is no sales effort involved in the sale of shares or (ii) the investor is paying a fee (other than the sales charge) to the investment dealer involved in the sale.

The CDSC applicable to Class B shares will be waived in connection with minimum required distributions from tax-sheltered retirement plans by applying the rate required to be withdrawn under the applicable rules and regulations of the Internal Revenue Service to the balance of Class B shares in your account. Any new or revised sales charge or CDSC waiver will be prospective only.

STATEMENT OF INTENTION. If it is anticipated that $50,000 or more of Class A shares and shares of other funds exchangeable for Class A shares of another Eaton Vance fund will be purchased within a 13-month period, the Statement of Intention section of the account application should be completed so that shares may be obtained at the same reduced sales charge as though the total quantity were invested in one lump sum. Shares eligible for the right of accumulation (see below) as of the date of the Statement and purchased during the 13-month period will be included toward the completion of the Statement. If you make a Statement of Intention, the transfer agent is authorized to hold in escrow sufficient shares (5% of the dollar amount specified in the Statement) which can be redeemed to make up any difference in sales charge on the amount intended to be invested and the amount actually invested. A Statement of Intention does not obligate the shareholder to purchase or the Fund to sell the full amount indicated in the Statement.

If the amount actually purchased during the 13-month period is less than that indicated in the Statement, the shareholder will be requested to pay the difference between the sales charge applicable to the shares purchased and the sales charge paid under the Statement of Intention. If the payment is not received in 20 days, the appropriate number of escrowed shares will be redeemed in order to realize such difference. If the total purchases during the 13-month period are large enough to qualify for a lower sales charge than that applicable to the amount specified in the Statement, all transactions will be computed at the expiration date of the Statement to give effect to the lower sales charge.
Any difference will be refunded to the shareholder in cash or applied to the purchase of additional shares, as specified by the shareholder. This refund will be made by the investment dealer and the principal underwriter. If at the time of the recomputation, the investment dealer for the account has changed, the adjustment will be made only on those shares purchased through the current investment dealer for the account.

RIGHT OF ACCUMULATION. Under the right of accumulation, the applicable sales charge level is calculated by aggregating the dollar amount of the current purchase and the value (calculated at the maximum current offering price) of any Class A, Advisers Class, Class B, Class C, Class I and/or Class R shares of the Fund or other Eaton Vance funds, as well as shares of Eaton Vance Money Market Fund, owned by the shareholder. Shares of Eaton Vance Cash Management Fund and Eaton Vance Tax Free Reserves cannot be accumulated for purposes of this privilege. The sales charge on the shares being purchased will then be applied at the rate applicable to the aggregate. Shares purchased by an individual, his or her spouse and their children under the age of twenty-one, including shares held for the benefit of any such persons in trust or fiduciary accounts (including retirement accounts) or omnibus or "street name" accounts, will be combined for the purpose of determining whether a purchase will qualify for the right of accumulation and if qualifying, the applicable sales charge level. For any such discount to be made available at the time of purchase a purchaser or his or her investment dealer must provide the principal underwriter (in the case of a purchase made through an investment dealer) or the transfer agent (in the case of an investment made by mail) with sufficient information to permit verification that the purchase order qualifies for the accumulation privilege. Confirmation of the order is subject to such verification. The right of accumulation privilege may be amended or terminated at any time as to purchases occurring thereafter.

CONVERSION FEATURE. Class B shares held for eight years will automatically convert to Class A shares. For purposes of this conversion, all distributions paid on Class B shares which the shareholder elects to reinvest in Class B shares will be considered to be held in a separate sub-account. Upon the conversion of Class B shares not acquired through the reinvestment of distributions, a pro rata portion of the Class B shares held in the sub-account will also convert to Class A shares. This portion will be determined by the ratio that the Class B shares being converted bears to the total of Class B shares (excluding shares acquired through reinvestment) in the account. This conversion feature is subject to the continuing availability of a ruling from the Internal Revenue Service or an opinion of counsel that the conversion is not taxable for federal income tax purposes.

EXCHANGE PRIVILEGE. In addition to exchanges into the same class of another Eaton Vance fund, Class B shares may be exchanged for shares of a money market fund sponsored by an investment dealer and approved by the principal underwriter (an "investment dealer fund"). The CDSC will not be charged to the shareholder when the shares are exchanged for shares of the investment dealer fund, however, the shareholder will receive no credit toward the completion of the CDSC period for the time that the shareholder holds the exchanged shares of the investment dealer fund. If a shareholder redeems the exchanged shares of the investment dealer fund and does not invest the proceeds into Class B shares of an Eaton Vance fund, the shareholder will be subject to any CDSC applicable at the time the shareholder received the exchanged shares of the investment dealer fund.

TAX-DEFERRED RETIREMENT PLANS. Class A and Class C shares are available for purchase in connection with certain tax-deferred retirement plans. Detailed information concerning these plans, including certain exceptions to minimum investment requirements, and copies of the plans are available from the principal underwriter. This information should be read carefully and consulting with an attorney or tax adviser may be advisable. The information sets forth the service fee charged for retirement plans and describes the federal income tax consequences of establishing a plan. Participant accounting services (including trust fund reconciliation services) will be offered only through third party recordkeepers and not by the principal underwriter. Under all plans, dividends and distributions will be automatically reinvested in additional shares.

DISTRIBUTION PLANS

The Trust has in effect a compensation-type Distribution Plan (the "Class A Plan") for the Fund's Class A shares pursuant to Rule 12b-1 under the 1940 Act. The Class A Plan provides for the payment of a monthly distribution fee to the principal underwriter in an amount equal to the aggregate of (a) 0.50% of that portion of Class A average daily net assets for any fiscal year which is attributable to its shares which have remained outstanding for less than one year and (b) 0.25% of that portion of Class A average daily net assets for any fiscal year which is attributable to its shares which have remained outstanding for more than one year. Aggregate payments to the principal underwriter under the Class A Plan are limited to those permitted by a rule of the NASD.

The Class A Plan also provides that the Class A will pay a service fee to the principal underwriter in an amount equal on an annual basis to 0.25% of that portion of its average daily net assets for any fiscal year which is attributable to Class A shares which have remained outstanding for more than one year; from such service fee the principal underwriter expects to pay a service fee to investment dealers, as compensation for providing personal services and/or the maintenance of shareholder accounts, with respect to shares sold by such dealers which have remained outstanding for more than one year. For the distribution and service fees paid by Class A shares, see Appendix A.

The Trust also has in effect a compensation-type Distribution Plan (the "Class B and Class C Plan") pursuant to Rule 12b-1 under the 1940 Act for the Fund's Class B and Class C shares. On each sale of shares (excluding reinvestment of distributions) a Class will pay the principal underwriter amounts representing
(i) sales commissions equal to 5% (in the case of Class B) and 6.25% (in the case of Class C) of the amount received by the Fund for each Class share sold and (ii) interest at the rate of 1% over the prime rate then reported in The Wall Street Journal applied to the outstanding amounts owed to the principal underwriter, so-called "uncovered distribution charges". Each Class pays the principal underwriter a distribution fee, accrued daily and paid monthly, at an annual rate not exceeding 0.75% of its average daily net assets to finance the distribution of its shares. Such fees compensate the principal underwriter for the sales commissions paid by it to investment dealers on the sale of shares, for other distribution expenses (such as personnel, overhead, travel, printing and postage) and for interest expenses. The principal underwriter currently pays an up-front sales commission (except on exchange transactions and reinvestments) of 4% of the purchase price of Class B and 0.75% of the purchase price of Class C shares, and an up-front service fee of 0.25% on Class C shares. Distribution fees paid by a Class and CDSCs paid to the Fund by redeeming Class shareholders reduce the outstanding uncovered distribution charges of the Class. Whenever there are no outstanding uncovered distribution charges of a Class, the Class discontinues payment of distribution fees.

The Trustees of the Trust believe that each Plan will be a significant factor in the expected growth of the Fund's assets, and will result in increased investment flexibility and advantages which have benefitted and will continue to benefit the Fund and its shareholders. The Eaton Vance organization will profit by reason of the operation of the Class B and Class C Plan through an increase in Fund assets and if at any point in time the aggregate amounts received by the principal underwriter pursuant to the Plan and from CDSCs have exceeded the total expenses incurred in distributing Class B and Class C shares. Because payments to the principal underwriter under the Class B and Class C Plan are limited, uncovered distribution charges (sales expenses of the principal underwriter plus interest, less the above fees and CDSCs received by it) may exist indefinitely. For sales commissions, CDSCs and uncovered distribution charges, see Appendix B and Appendix C.

Distribution of Class B and Class C shares of the Fund by the principal underwriter will also be encouraged by the payment by the investment adviser to the principal underwriter of amounts equivalent to 0.15% for Class B and 0.125% for Class C of each Class's annual average daily net assets. The aggregate amounts of such payments are a deduction in calculating the outstanding uncovered distribution charges of the principal underwriter under the Class B and Class C Plans and, therefore, will benefit shareholders when such charges exist. Such payments will be made in consideration of the principal underwriter's distribution efforts.

The Class B and Class C Plans also authorize the payment of service fees to the principal underwriter, investment dealers and other persons in amounts not exceeding 0.25% of its average daily net assets for personal services, and/or the maintenance of shareholder accounts. For Class B, this fee is paid quarterly in arrears based on the value of shares sold by such persons. For Class C, investment dealers currently receive (a) a service fee (except on exchange transactions and reinvestments) at the time of sale equal to 0.25% of the purchase price of Class C shares sold by such dealer, and (b) monthly service fees approximately equivalent to 1/12 of 0.25% of the value of Class C shares sold by such dealer. During the first year after a purchase of Class C shares, the principal underwriter will retain the service fee as reimbursement for the service fee payment made to investment dealers at the time of sale. For the service fees paid, see Appendix B and Appendix C.

The Plans continue in effect from year to year so long as such continuance is approved at least annually by the vote of both a majority of (i) the noninterested Trustees of the Trust who have no direct or indirect financial interest in the operation of the Plan or any agreements related to the Plan (the "Plan Trustees") and (ii) all of the Trustees then in office. Each Plan may be terminated at any time by vote of a majority of the Plan Trustees or by a vote of a majority of the outstanding voting securities of the applicable Class. Each Plan requires quarterly Trustee review of a written report of the amount expended under the Plan and the purposes for which such expenditures were made. The Plans may not be amended to increase materially the payments described therein without approval of the shareholders of the affected Class and the Trustees. So long as a Plan is in effect, the selection and nomination of the noninterested Trustees shall be committed to the discretion of such Trustees. The current Plans were initially approved by the Trustees, including the Plan Trustees, on June 23, 1997.

The Trustees of the Trust who are "interested" persons of the Trust have an indirect financial interest in the Plans because their employers (or affiliates thereof) receive distribution and/or service fees under the Plans or agreements related thereto.

                                   PERFORMANCE

PERFORMANCE CALCULATIONS. Average annual total return before deduction of taxes ("pre-tax return") is determined by multiplying a hypothetical initial purchase order of $1,000 by the average annual compound rate of return (including capital appreciation/depreciation, and distributions paid and reinvested) for the stated period and annualizing the result. The calculation assumes (i) that all distributions are reinvested at net asset value on the reinvestment dates during the period, (ii) the deduction of the maximum of any initial sales charge from the initial $1,000 purchase, (iii) a complete redemption of the investment at the end of the period, and (iv) the deduction of any applicable CDSC at the end of the period.

Average annual total return after the deduction of taxes on distributions is calculated in the same manner as pre-tax return except the calculation assumes that any federal income taxes due on distributions are deducted from the distributions before they are reinvested. Average annual total return after the deduction of taxes on distributions and taxes on redemption also is calculated in the same manner as pre-tax return except the calculation assumes that (i) any federal income taxes due on distributions are deducted from the distributions before they are reinvested and (ii) any federal income taxes due upon redemption are deducted at the end of the period. After-tax returns are based on the highest federal income tax rates in effect for individual taxpayers as of the time of each assumed distribution and redemption (taking into account their tax character), and do not reflect the impact of state and local taxes. In calculating after-tax returns, the net value of any federal income tax credits available to shareholders is applied to reduce federal income taxes payable on distributions at or near year-end and, to the extent the net value of such credits exceeds such distributions, is then assumed to be reinvested in additional Fund shares at net asset value on the last day of the fiscal year in which the credit was generated or, in the case of certain tax credits, on the date on which the year-end distribution is paid. For pre-tax and after-tax total return information, see Appendix A, Appendix B and Appendix C.

In addition to the foregoing total return figures, the Fund may provide pre-tax and after-tax annual and cumulative total return, as well as the ending redeemable cash value of a hypothetical investment. If shares are subject to a sales charge, total return figures may be calculated based on reduced sales charges or at net asset value. These returns would be lower if the full sales charge was imposed. After-tax returns may also be calculated using different tax rate assumptions and taking into account state and local income taxes as well as federal taxes. The Fund's performance may differ from that of other investors in the Portfolio, including other investment companies.

DISCLOSURE OF PORTFOLIO HOLDINGS AND RELATED INFORMATION. The Board of Trustees has adopted policies and procedures (the "Policies") with respect to the disclosure of information about portfolio holdings of the Fund. Pursuant to the Policies, information about portfolio holdings of the Fund may not be disclosed to any party except as follows:

     *    DISCLOSURE  MADE IN FILINGS WITH THE SEC AND POSTED ON THE EATON VANCE
          WEBSITE: In accordance with rules established by the SEC, the Fund sends semiannual and annual reports to shareholders that contain a complete list of portfolio holdings as of the end of the second and fourth fiscal quarters, respectively, within 60 days of quarter-end. The Fund also discloses complete portfolio holdings as of the end of the first and third fiscal quarters on Form N-Q, which is filed with the SEC within 60 days of quarter-end. The Fund's complete portfolio holdings as reported in annual and semiannual reports and on Form N-Q (which includes a list of the Portfolio's holdings) are available for viewing on the SEC website at http://www.sec.gov and may be reviewed and copied at the SEC's public reference room (information on the operation and terms of usage of the SEC public reference room is available at http://www.sec.gov/info/edgar/prrrules.htm or by calling 1-800-SEC-0330). Generally within 5 business days of filing with the SEC, the Fund's portfolio holdings as reported in annual and semiannual reports and on Form N-Q also are available on Eaton Vance's website at www.eatonvance.com and are available upon request at no additional cost by contacting Eaton Vance at 1-800-225-6265. The Fund also will post a complete list of its portfolio holdings (including the Portfolio's holdings) as of each calendar quarter end on the Eaton Vance website within 60 days of calendar quarter-end.

     * DISCLOSURE OF CERTAIN PORTFOLIO CHARACTERISTICS: The Fund may also post information about certain portfolio characteristics (such as top ten holdings and asset allocation information) as of each calendar quarter end on the Eaton Vance website approximately ten business days after quarter-end. Such information is also available upon request by contacting Eaton Vance at 1-800-225-6265.

     * CONFIDENTIAL DISCLOSURE FOR A LEGITIMATE FUND PURPOSE: Portfolio holdings may be disclosed, from time to time as necessary, for a legitimate business purpose of the Fund, believed to be in the best interests of the Fund and its shareholders, provided there is a duty or an agreement that the information be kept confidential. The
          Policies permit disclosure of portfolio holdings information to the following: 1) affiliated and unaffiliated service providers (including the investment adviser, custodian, transfer agent, principal underwriter, etc.) that have a legal or contractual duty to keep such information confidential; 2) other persons who owe a fiduciary or other duty of trust or confidence to the Fund (such as Fund legal counsel and independent registered public accounting firm); or 3) persons to whom the disclosure is made in advancement of a legitimate business purpose of the Fund and who have expressly agreed in writing to maintain the disclosed information in confidence and to use it only in connection with the legitimate business purpose underlying the arrangement (such as arrangements with securities lending agents, credit rating agencies, statistical ratings agencies, analytical service providers engaged by the investment adviser, proxy evaluation vendors, pricing services, translation services and lenders under Fund credit facilities). Additional categories of disclosure involving a legitimate business purpose may be added to this list upon the authorization of the Fund's Board of Trustees.

The Fund, the investment adviser and principal underwriter will not receive any monetary or other consideration in connection with the disclosure of information concerning the Fund's portfolio holdings.

The Policies may not be waived, or exception made, without the consent of the Chief Compliance Officer ("CCO") of the Fund. The CCO may not waive or make exception to the Policies unless such waiver or exception is consistent with the intent of the Policies, which is to ensure that disclosure of portfolio information is in the best interest of Fund shareholders. In determining whether to permit a waiver of or exception to the Policies, the CCO will consider whether the proposed disclosure serves a legitimate purpose of the Fund, whether it could provide the recipient with an advantage over Fund shareholders or whether the proposed disclosure gives rise to a conflict of interest between the Fund's shareholders and its investment adviser, principal underwriter or other affiliated person. The CCO will report all waivers of or exceptions to the Policies to the Trustees at their next meeting. The Trustees may impose additional restrictions on the disclosure of portfolio holdings information at any time.

The Policies are designed to provide useful information concerning the Fund to existing and prospective Fund shareholders while at the same time inhibiting the improper use of portfolio holdings information in trading Fund shares and/or portfolio securities held by the Portfolio. However, there can be no assurance that the provision of any portfolio holdings information is not susceptible to inappropriate uses (such as the development of "market timing" models), particularly in the hands of highly sophisticated investors, or that it will not in fact be used in such ways beyond the control of the Fund.

                                      TAXES

Each series of the Trust is treated as a separate entity for federal income tax purposes. The Fund has elected to be treated and intends to qualify each year as a regulated investment company ("RIC") under the Code. Accordingly, the Fund intends to satisfy certain requirements relating to sources of its income and diversification of its assets and to distribute substantially all of its net income and net short-term and long-term capital gains (after reduction by any available capital loss carryforwards) in accordance with the timing requirements imposed by the Code, so as to maintain its RIC status and to avoid paying any federal income or excise tax. To the extent it qualifies for treatment as a RIC and satisfies the above-mentioned distribution requirements, the Fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends or capital gain distributions. The Fund qualified as a RIC for its fiscal year ended August 31, 2004.

Because the Fund invests its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements in order for the Fund to also satisfy these requirements. For federal income tax purposes, the Portfolio intends to be treated as a partnership that is not a "publicly traded partnership" and, as a result, will not be subject to federal income tax. The Fund, as an investor in the Portfolio, will be required to take into account in determining its federal income tax liability its share of such Portfolio's income, gains, losses, deductions and credits, without regard to whether it has received any distributions from such Portfolio. The Portfolio will allocate at least annually among its investors, including the Fund, the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. For purposes of applying the requirements of the Code regarding qualification as a RIC, the Fund (i) will be deemed to own its proportionate share of each of the assets of the Portfolio and
(ii) will be entitled to the gross income of the Portfolio attributable to such share.

In order to avoid incurring a federal excise tax obligation, the Code requires that the Fund distribute (or be deemed to have distributed) by December 31 of each calendar year (i) at least 98% of its ordinary income (not including tax-exempt income) for such year, (ii) at least 98% of its capital gain net income (which is the excess of its realized capital gains over its realized capital losses), generally computed on the basis of the one-year period ending on October 31 of such year, after reduction by any available capital loss carryforwards and (iii) 100% of any income and capital gains from the prior year (as previously computed) that was not paid out during such year and on which the Fund paid no federal income tax. Under current law, provided that the Fund qualifies as a RIC and the Portfolio is treated as a partnership for Massachusetts and federal tax purposes, neither the Fund nor the Portfolio should be liable for any income, corporate excise or franchise tax in the Commonwealth of Massachusetts.

If the Fund does not qualify as a RIC for any taxable year, the Fund's taxable income will be subject to corporate income taxes, and all distributions from earnings and profits, including distributions of net capital gain (if any), will be taxable to the shareholder as ordinary income. In addition, in order to requalify for taxation as a RIC, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

The Portfolio's investments in options, futures contracts, hedging transactions, forward contracts (to the extent permitted) and certain other transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income to the Portfolio, defer Portfolio losses, cause adjustments in the holding periods of Portfolio securities, convert capital gain into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to investors.

Transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts, forward contracts and similar instruments (to the extent permitted) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

Investments in "passive foreign investment companies" could subject the Portfolio to U.S. federal income tax or other charges on certain distributions from such companies and on disposition of investments in such companies; however, the tax effects of such investments may be mitigated by making an election to mark such investments to market annually or treat the passive foreign investment company as a "qualified electing fund".

If more than 50% of the Portfolio's assets at year end consists of the debt and equity securities of foreign corporations, the Fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portion of qualified taxes paid by the Fund to foreign countries. If the election is made, shareholders will include in gross income from foreign sources their pro rata share of such taxes. A shareholder's ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by the Fund may be subject to certain limitations imposed by the Code (including a holding period requirement applied at both the Fund and shareholder level), as a result of which a shareholder may not get a full credit or deduction for the amount of such taxes. Shareholders who do not itemize deductions on their federal income tax returns may claim a credit (but no deduction) for such taxes. Individual shareholders subject to the alternative minimum tax ("AMT") may not deduct such taxes for AMT purposes.

Any loss realized upon the sale or exchange of Fund shares with a tax holding period of 6 months or less will be treated as a long-term capital loss to the extent of any distributions treated as long-term capital gain with respect to such shares. In addition, all or a portion of a loss realized on a redemption or other disposition of Fund shares may be disallowed under "wash sale" rules to the extent the shareholder acquired other shares of the same Fund (whether through the reinvestment of distributions or otherwise) within the period beginning 30 days before the redemption of the loss shares and ending 30 days after such date. Any disallowed loss will result in an adjustment to the shareholder's tax basis in some or all of the other shares acquired.

Sales charges paid upon a purchase of shares subject to a front-end sales charge cannot be taken into account for purposes of determining gain or loss on a redemption or exchange of the shares before the 91st day after their purchase to the extent a sales charge is reduced or eliminated in a subsequent acquisition of shares of the Fund (or of another fund) pursuant to the reinvestment or exchange privilege. Any disregarded amounts will result in an adjustment to the shareholder's tax basis in some or all of any other shares acquired.

Dividends and distributions on the Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund's net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when the Fund's net asset value also reflects unrealized losses. Certain distributions declared in October, November or December and paid in the following January will be taxed to shareholders as if received on December 31 of the year in which they were declared.

In general, dividends (other than capital gain dividends) paid to a shareholder that is not a "U.S. person" within the meaning of the Code (a "foreign person"), are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). Under the American Jobs Creation Act of 2004 (the "2004 Act"), before January 1, 2008, the Fund generally will not be required to withhold any amounts with respect to distributions of (i) U.S.-source interest income that would not be subject to U.S. federal income tax if earned directly by an individual foreign person, and (ii) net short-term capital gains in excess of net long-term capital losses, in each case to the extent such distributions are properly designated by the Fund.

The 2004 Act modifies the tax treatment of distributions from the Fund that are paid to a foreign person and are attributable to gain from "U.S. real property interests" ("USRPIs"), which the Code defines to include direct holdings of U.S. real property and interests (other than solely as a creditor) in "U.S. real property holding corporations" such as REITs. Under the 2004 Act, which applies to dividends paid or deemed paid on or before December 31, 2007, distributions to foreign persons attributable to gains from the sale or exchange of USRPIs will give rise to an obligation for those foreign persons to file a U.S. tax return and pay tax, and may well be subject to withholding under future regulations. It is not expected that a significant portion of the Fund's distributions will be attributable to gains from the sale or exchange of USRPIs.

Amounts paid by the Fund to individuals and certain other shareholders who have not provided the Fund with their correct taxpayer identification number ("TIN") and certain certifications required by the Internal Revenue Service (the "IRS") as well as shareholders with respect to whom the Fund has received certain information from the IRS or a broker, may be subject to "backup" withholding of federal income tax arising from the Fund's taxable dividends and other distributions as well as the proceeds of redemption transactions (including repurchases and exchanges), at a rate of 28% for amounts paid through 2010. The backup withholding rate will be 31% for amounts paid thereafter. An individual's TIN is generally his or her social security number.

Under Treasury regulations, if a shareholder realizes a loss on disposition of a Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs.

The foregoing discussion does not address the special tax rules applicable to certain classes of investors, such as IRAs and other retirement plans, tax-exempt entities, foreign investors, insurance companies and financial institutions. Shareholders should consult their own tax advisers with respect to special tax rules that may apply in their particular situations, as well as the state, local, and, where applicable, foreign tax consequences of investing in the Fund.

                        PORTFOLIO SECURITIES TRANSACTIONS

Decisions concerning the execution of portfolio security transactions, including the selection of the market and the executing firm, are made by Lloyd George, the Portfolio's investment adviser. The Portfolio is responsible for the expenses associated with portfolio transactions. The investment adviser is also responsible for the execution of transactions for all other accounts managed by it. The investment adviser places the portfolio security transactions for execution with many firms. The investment adviser uses its best efforts to obtain execution of portfolio security transactions at prices which are advantageous and at reasonably competitive spreads or (when a disclosed commission is being charged) at reasonably competitive commission rates. In seeking such execution, the investment adviser will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including without limitation the full range and quality of the executing firm's services including the responsiveness of the firm to the investment adviser, the size and type of the transaction, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the executing firm, the reputation, reliability, experience and financial condition of the firm, the value and quality of the services rendered by the firm in other transactions, and the reasonableness of the spread or commission, if any. In addition, the investment adviser may consider the receipt of Proprietary Research Services (as defined below), provided it does not compromise the investment adviser's obligation to seek best overall execution for the Portfolio. The investment adviser may engage in portfolio brokerage transactions with a broker-dealer firm that sells shares of Eaton Vance funds, provided such transactions are not directed to that firm as compensation for the promotion or sale of such shares.

Transactions on stock exchanges and other agency transactions involve the payment of negotiated brokerage commissions. Such commissions vary among different broker-dealer firms, and a particular broker-dealer may charge different commissions according to such factors as the difficulty and size of the transaction and the volume of business done with such broker-dealer.
Transactions in foreign securities often involve the payment of brokerage commissions, which may be higher than those in the United States. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid or received usually includes an undisclosed dealer markup or markdown. In an underwritten offering the price paid often includes a disclosed fixed commission or discount retained by the underwriter or dealer. Although spreads or commissions paid on portfolio security transactions will, in the judgment of the investment adviser, be reasonable in relation to the value of the services provided, commissions exceeding those which another firm might charge may be paid to broker-dealers who were selected to execute transactions on behalf of the investment adviser's clients in part for providing brokerage and research services to the investment adviser.

As authorized in Section 28(e) of the Securities Exchange Act of 1934, a broker or dealer who executes a portfolio transaction may receive a commission that is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the investment adviser determines in good faith that such compensation was reasonable in relation to the value of the brokerage and research services provided. This determination may be made either on the basis of that particular transaction or on the basis of overall responsibilities which the investment adviser and its affiliates have for accounts over which they exercise investment discretion. Brokerage and research services may include advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; effecting securities transactions and performing functions incidental thereto (such as clearance and settlement); and the "Research Services" referred to in the next paragraph.

It is a common practice of the investment advisory industry and of the advisers of investment companies, institutions and other investors to receive research, analytical, statistical and quotation services, data, information and other services, products and materials which assist such advisers in the performance of their investment responsibilities ("Research Services") from broker-dealer firms that execute portfolio transactions for the clients of such advisers and from affiliates of executing broker-dealers. Investment advisers also commonly receive Research Services from research providers that are not affiliated with an executing broker-dealer, but which have entered into payment arrangements involving an executing broker-dealer ("Third Party Research Services"). Under a typical Third Party Research Services payment arrangement, the research provider agrees to provide services to an investment adviser in exchange for specified payments to the research provider by a broker-dealer that executes portfolio transactions for clients of the investment adviser. The investment adviser and the executing broker-dealer enter into a related agreement specifying the amount of brokerage business the investment adviser will direct to the executing broker-dealer to offset payments made by the executing broker-dealer for Third Party Research Services received by the investment adviser. For example, an investment adviser may agree to direct brokerage business generating $45,000 in commissions on portfolio transactions to a broker-dealer firm as consideration for the executing broker-dealer making payments of $30,000 to a provider of Third Party Research Services. The ratio of the commissions to be paid to an executing broker-dealer as consideration for Third Party Research Services over the cost borne by the executing broker-dealer in connection with providing such services to the investment adviser is referred to herein as the "Third Party Research Services Payment Ratio."

Consistent with the foregoing practices, the investment adviser receives Research Services from many broker-dealer firms with which the investment adviser places transactions and may receive them from third parties with which these broker-dealers have arrangements. The Portfolio and the investment adviser may also receive Research Services from underwriters and dealers in fixed-price offerings, which Research Services are reviewed and evaluated by the investment adviser in connection with its investment responsibilities.

Research Services received by the investment adviser include such matters as general economic, political, business and market information, industry and company reviews, evaluations of securities and portfolio strategies and transactions, proxy voting data and analysis services, technical analysis of various aspects of the securities markets, recommendations as to the purchase and sale of securities and other portfolio transactions, financial, industry and trade publications, news and information services, pricing and quotation equipment and services, and research oriented computer hardware, software, data bases and services. Any particular Research Service obtained through a broker-dealer may be used by the investment adviser in connection with client accounts other than those accounts which pay commissions to such broker-dealer. Any such Research Service may be broadly useful and of value to the investment adviser in rendering investment advisory services to all or a significant portion of its clients, or may be relevant and useful for the management of only one client's account or of a few clients' accounts, or may be useful for the management of merely a segment of certain clients' accounts, regardless of whether any such account or accounts paid commissions to the broker-dealer through which such Research Service was obtained. The investment adviser evaluates the nature and quality of the various Research Services obtained through broker-dealer firms and may attempt to allocate sufficient portfolio security transactions to such firms to ensure the continued receipt of Research Services which the investment adviser believes are useful or of value to it in rendering investment advisory services to its clients.

In  the  event  that  the  investment  adviser  executes  Portfolio   securities
transactions with a broker-dealer on or after May 1, 2004 and the associated commission is consideration for Third Party Research Services (as described above), the investment adviser has agreed to reduce the advisory fee payable by the Portfolio by an amount equal to the commission payment associated with the transaction divided by the applicable Third Party Research Services Payment Ratio. However, the investment adviser generally does not expect to acquire Third Party Research with Portfolio Brokerage Commissions.

Some executing broker-dealers develop and make available directly to their brokerage customers proprietary Research Services ("Proprietary Research Services"). As a general matter, broker-dealers bundle the cost of Proprietary Research Services with trade execution services rather than charging separately for each. In such circumstances, the cost or other value of the Proprietary Research Services cannot be determined. The advisory fee paid by the Portfolio will not be reduced in connection with the receipt of Proprietary Research Services by the investment adviser.

The investment companies sponsored by the investment adviser or its affiliates may allocate brokerage commissions to acquire information relating to the performance, fees and expenses of such companies and other mutual funds, which information is used by the Trustees of such companies to fulfill their responsibility to oversee the quality of the services provided by various entities, including the investment adviser, to such companies. Such companies may also pay cash for such information.

Securities considered as investments for the Portfolio may also be appropriate for other investment accounts managed by the investment adviser or its affiliates. Whenever decisions are made to buy or sell securities by the Portfolio and one or more of such other accounts simultaneously, the investment adviser will allocate the security transactions (including "hot" issues) in a manner which it believes to be equitable under the circumstances. As a result of such allocations, there may be instances where the Portfolio will not participate in a transaction that is allocated among other accounts. If an aggregated order cannot be filled completely, allocations will generally be made on a pro rata basis. An order may not be allocated on a pro rata basis where, for example: (i) consideration is given to portfolio managers who have been instrumental in developing or negotiating a particular investment; (ii) consideration is given to an account with specialized investment policies that coincide with the particulars of a specific investment; (iii) pro rata allocation would result in odd-lot or de minimis amounts being allocated to a portfolio or other client; or (iv) where the investment adviser reasonably determines that departure from a pro rata allocation is advisable. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Portfolio from time to time, it is the opinion of the Trustees of the Trust and the Portfolio that the benefits from the investment adviser organization outweigh any disadvantage that may arise from exposure to simultaneous transactions.

The following table shows brokerage commissions paid during the three fiscal years ended August 31, 2004, as well as the amount of Portfolio security transactions for the most recent fiscal year (if any) that were directed to firms that provided some Research Services to the investment adviser or its affiliates, and the commissions paid in connection therewith. As described above, the investment adviser may consider the receipt of Research Services in selecting a broker-dealer firm, provided it does not compromise the investment adviser's obligation to seek best overall execution.

                                              Amount of Transactions              Commissions Paid on
 Fiscal Year               Brokerage            Directed to Firms               Transactions Directed to
     End                Commission Paid         Providing Research              Firms Providing Research
 -----------            ---------------         ------------------              ------------------------
August 31, 2004            $619,090                $135,778,079                        $365,977
August 31, 2003            $378,053
August 31, 2002            $713,090

                              FINANCIAL STATEMENTS

The audited financial statements of, and the report of the independent registered public accounting firm for the Fund and Portfolio, appear in the Fund's most recent annual report to shareholders and are incorporated by reference into this SAI. A copy of the annual report accompanies this SAI.

Householding. Consistent with applicable law, duplicate mailings of shareholder reports and certain other Fund information to shareholders residing at the same address may be eliminated.

                                                                      APPENDIX A

                      CLASS A FEES, PERFORMANCE & OWNERSHIP

SALES CHARGES, SERVICE FEES AND REPURCHASE TRANSACTION FEES. For the fiscal year ended August 31, 2004, the following table shows (1) total sales charges paid by the Fund, (2) sales charges paid to investment dealers, (3) sales charges paid to the principal underwriter, (4) CDSC payments to the principal underwriter,
(5) distribution fees paid to the principal underwriter under the Distribution Plan, (6) total service fees paid by the Fund, (7) service fees paid to investment dealers, and (8) repurchase transaction fees paid to the principal underwriter. Service fees that were not paid to investment dealers were retained by the principal underwriter.

                                                                                                                Repurchase
                                                                Distribution                    Service        Transaction
                          Sales            Sales        CDSC        Fee                          Fees              Fees
                       Charges to       Charges to    Paid to     Paid to         Total         Paid to           Paid to
Total Sales            Investment        Principal   Principal   Principal       Service       Investment        Principal
Charges Paid            Dealers         Underwriter Underwriter Underwriter     Fees Paid       Dealers         Underwriter
------------            -------         ----------- ----------- -----------     ---------       -------         -----------
$397,243                $340,844          $56,399   $700           $163,085     $88,716         $78,795          $4,152.50

For the fiscal years ended August 31, 2003 and August 31, 2002, total sales charges of $43,732 and $23,180, respectively, were paid on sales of Class A, of which the principal underwriter received $6,100 and $3,448, respectively. The balance of such amounts was paid to investment dealers.

REDEMPTION FEES. Class A shares generally are subject to a redemption fee equal to 1% of the amount redeemed or exchanged within three months of the settlement of the purchase. For the fiscal year ended August 31, 2004, the Fund received redemption fees equal to $235,642.

PERFORMANCE INFORMATION. The table below indicates the average annual total return (both before and after taxes) on a hypothetical investment in shares of $1,000. Total return for the period prior to September 1, 1997 reflects the total return of a predecessor to Class A. Any return presented with two asterisks (**) includes the effect of subsidizing expenses. Returns would have been lower without subsidies.

Total returns are historical and are calculated by determining the percentage change in net asset value or public offering price with all distributions reinvested. The Fund's past performance (both before and after taxes) is no guarantee of future results. Investment return and principal value of Fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund's current performance may be lower or higher than the quoted return. Fund performance during certain periods reflects the strong stock market performance and/or the strong performance of stocks held during those periods. This performance is not typical and may not be repeated. For the Fund's performance as of the most recent month-end, please refer to www.eatonvance.com.

ABOUT RETURNS AFTER TAXES. After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and Redemption of Fund Shares for a period may be greater than Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

                                                                                  Length of Period Ended August 31, 2004
Average Annual Total Return:                                                     One Year       Five Years      Ten Years
----------------------------                                                     --------       ----------      ---------
Before Taxes and Excluding Maximum Sales Charge                                   18.51%          1.20%           -1.53%
Before Taxes and Including Maximum Sales Charge                                   11.72%          0.00%           -2.11%
After Taxes on Distributions and Excluding Maximum Sales Charge                   18.41%          1.18%           -1.74%
After Taxes on Distributions and Including Maximum Sales Charge                   11.63%         -0.02%           -2.32%
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge    12.03%          1.01%           -1.29%
After Taxes on Distributions and Redemption and Including Maximum Sales Charge     7.62%         -0.01%           -1.77%

     Class A's predecessor commenced operations October 28, 1992.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES. At April 1, 2005, the Trustees and officers of the Trust, as a group, owned in the aggregate less than 1% of the outstanding shares of this Class of the Fund. In addition, as of the same date, the following person(s) held the share percentage indicated below, which was owned either (i) beneficially by such person(s) or (ii) of record by such person(s) on behalf of customers who are the beneficial owners of such shares and as to which such record owner(s) may exercise voting rights under certain limited circumstances:


     Citigroup Global Markets, Inc.              New York, NY       14.8%
     Merrill Lynch, Pierce, Fenner & Co., Inc.   Jacksonville, FL   14.5%


To the knowledge of the Trust, no other person owned of record or beneficially 5% or more of the outstanding shares of this Class of the Fund as of such date.

                                                                      APPENDIX B

                      CLASS B FEES, PERFORMANCE & OWNERSHIP

DISTRIBUTION, SERVICE AND REPURCHASE TRANSACTION FEES. For the fiscal year ended August 31, 2004, the following table shows (1) sales commissions paid by the principal underwriter to investment dealers on sales of Class B shares, (2) distribution fees paid to the principal underwriter under the Distribution Plan,
(3) CDSC payments to the principal underwriter, (4) uncovered distribution charges under the Distribution Plan (dollar amount and as a percentage of net assets attributable to Class B), (5) service fees paid under the Distribution Plan, (6) service fees paid to investment dealers, and (7) repurchase transaction fees paid to the principal underwriter. The service fees paid by the Fund that were not paid to investment dealers were retained by the principal underwriter.

 Commission
   Paid                                                         Uncovered                                       Repurchase
by Principal    Distribution                                   Distribution                     Service         Transaction
Underwriter         Fee                     CDSC                 Charges                          Fees             Fees
   to             Paid to                 Paid to                (as a %                        Paid to           Paid to
Investment       Principal               Principal               of Class      Service         Investment        Principal
 Dealers        Underwriter             Underwriter             Net Assets)     Fees            Dealers         Underwriter
 -------        -----------             -----------             -----------     ----            -------         -----------
202,598          $226,009                 $32,000            $2,234,000 (16.7%) $84,318       $66,215          $1,937.50

PERFORMANCE INFORMATION. The table below indicates the average annual total return (both before and after taxes) on a hypothetical investment in shares of $1,000. Total return for the period prior to September 1, 1997 reflects the total return of a predecessor to Class B. Total return prior to the Predecessor Fund's commencement of operations reflects the total return of Class A, adjusted to reflect the Class B CDSC. The Class A total return has not been adjusted to reflect certain other expenses (such as distribution and/or service fees). If such adjustments were made, the Class B total return would be different. Any return presented with an asterisk (*) includes the effect of subsidizing expenses. Returns would have been lower without subsidies.

Total returns are historical and are calculated by determining the percentage change in net asset value or public offering price with all distributions reinvested. The Fund's past performance (both before and after taxes) is no guarantee of future results. Investment return and principal value of Fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund's current performance may be lower or higher than the quoted return. Fund performance during certain periods reflects the strong stock market performance and/or the strong performance of stocks held during those periods. This performance is not typical and may not be repeated. For the Fund's performance as of the most recent month-end, please refer to www.eatonvance.com.

ABOUT RETURNS AFTER TAXES. After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and Redemption of Fund Shares for a period may be greater than Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

                                                                                  Length of Period Ended August 31, 2004
Average Annual Total Return:                                                     One Year       Five Years      Ten Years
----------------------------                                                     --------       ----------      ---------
Before Taxes and Excluding Maximum Sales Charge                                   18.03%          0.54%           -2.09%
Before Taxes and Including Maximum Sales Charge                                   13.03%          0.15%           -2.09%
After Taxes on Distributions and Excluding Maximum Sales Charge                   18.03%          0.54%           -2.09%
After Taxes on Distributions and Including Maximum Sales Charge                   13.03%          0.15%           -2.09%
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge    11.72%          0.46%           -1.74%
After Taxes on Distributions and Redemption and Including Maximum Sales Charge     8.47%          0.12%           -1.74%

     Predecessor Fund commenced operations June 7, 1993.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES. At April 1, 2005, the Trustees and officers of the Trust, as a group, owned in the aggregate less than 1% of the outstanding shares of this Class of the Fund. In addition, as of the same date, the following person(s) held the share percentage indicated below, which was owned either (i) beneficially by such person(s) or (ii) of record by such person(s) on behalf of customers who are the beneficial owners of such shares and as to which such record owner(s) may exercise voting rights under certain limited circumstances:


     Citigroup Global Markets, Inc.                 New York, NY        29.7%
     Merrill Lynch, Pierce, Fenner & Smith, Inc.    Jacksonville, FL     9.2%
     Morgan Stanley                                 Jersey City, NJ      8.6%


To the knowledge of the Trust, no other person owned of record or beneficially 5% or more of the outstanding shares of this Class of the Fund as of such date.

                                                                      APPENDIX C

                      CLASS C FEES, PERFORMANCE & OWNERSHIP

DISTRIBUTION, SERVICE AND REPURCHASE TRANSACTION FEES. For the fiscal year ended August 31, 2004, the following table shows (1) sales commissions paid by the principal underwriter to investment dealers on sales of Class C shares, (2) distribution fees paid to the principal underwriter under the Distribution Plan,
(3) CDSC payments to the principal underwriter, (4) uncovered distribution charges under the Distribution Plan (dollar amount and as a percentage of net assets attributable to Class C), (5) service fees paid under the Distribution Plan, (6) service fees paid to investment dealers, and (7) repurchase transaction fees paid to the principal underwriter. The service fees paid by the Fund that were not paid to investment dealers were retained by the principal underwriter.

 Commission
   Paid                                                         Uncovered                                       Repurchase
by Principal    Distribution                                   Distribution                     Service         Transaction
Underwriter         Fee                     CDSC                 Charges                          Fees             Fees
   to             Paid to                 Paid to                (as a %                        Paid to           Paid to
Investment       Principal               Principal               of Class      Service         Investment        Principal
 Dealers        Underwriter             Underwriter             Net Assets)     Fees            Dealers         Underwriter
 -------        -----------             -----------             -----------     ----            -------         -----------
24,804            $71,023                 $14,000            $7,128,000 (64.6%) $23,673          $8,356             $615.00

PERFORMANCE INFORMATION. The table below indicates the average annual total return (both before and after taxes) on a hypothetical investment in shares of $1,000. Total return for the period prior to September 1, 1997 reflects the total return of a predecessor to Class C. Total return prior to the Predecessor Fund's commencement of operations reflects the total return of Class A, adjusted to reflect the Class C CDSC. The Class A total return has not been adjusted to reflect certain other expenses (such as distribution and/or service fees). If such adjustments were made, the Class C total return would be different. Any return presented with an asterisk (*) includes the effect of subsidizing expenses. Returns would have been lower without subsidies.

Total returns are historical and are calculated by determining the percentage change in net asset value or public offering price with all distributions reinvested. The Fund's past performance (both before and after taxes) is no guarantee of future results. Investment return and principal value of Fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund's current performance may be lower or higher than the quoted return. Fund performance during certain periods reflects the strong stock market performance and/or the strong performance of stocks held during those periods. This performance is not typical and may not be repeated. For the Fund's performance as of the most recent month-end, please refer to www.eatonvance.com.

ABOUT RETURNS AFTER TAXES. After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and Redemption of Fund Shares for a period may be greater than Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

Average Annual Total Return:                                                    One Year        Five Years      Ten Years
----------------------------                                                    --------        ----------      ---------
Before Taxes and Excluding Maximum Sales Charge                                  17.82%           0.45%           -2.30%
Before Taxes and Including Maximum Sales Charge                                  16.82%           0.45%           -2.30%
After Taxes on Distributions and Excluding Maximum Sales Charge                  17.82%           0.45%           -2.30%
After Taxes on Distributions and Including Maximum Sales Charge                  16.82%           0.45%           -2.30%
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge   11.58%           0.39%           -1.92%
After Taxes on Distributions and Redemption and Including Maximum Sales Charge   10.93%           0.39%           -1.92%

     Predecessor Fund commenced operations December 28, 1993.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES. At April 1, 2005, the Trustees and officers of the Trust, as a group, owned in the aggregate less than 1% of the outstanding shares of this Class of the Fund. In addition, as of the same date, the following person(s) held the share percentage indicated below, which was owned either (i) beneficially by such person(s) or (ii) of record by such person(s) on behalf of customers who are the beneficial owners of such shares and as to which such record owner(s) may exercise voting rights under certain limited circumstances:


     Citigroup Global Markets, Inc.                 New York, NY        27.1%
     Merrill Lynch, Pierce, Fenner & Smith, Inc.    Jacksonville, FL    19.6%


To the knowledge of the Trust, no other person owned of record or beneficially 5% or more of the outstanding shares of this Class of the Fund as of such date.

                                                                      APPENDIX D

                             CHINA REGION COUNTRIES

The information set forth in this Appendix has been extracted from various government and private publications. The Trust's Board of Trustees make no representation as to the accuracy of the information, nor has the Board of Trustees attempted to verify it. Moreover, the information is as of the date of this SAI (or such other date as set forth below). This information is expected to change substantially during the period in which this SAI is in use. No representation is made that any correlation will exist between the economies or stock markets of China region countries and the Fund's performance.

                         THE PEOPLE'S REPUBLIC OF CHINA

China is the world's third largest country occupying a region of 9.6 million square kilometers. China is the world's most populous nation, consisting of more than one-fifth of the human race. Total population was approximately 1.3 billion at the end of 2003.

In 1949, the Communist Party established the People's Republic of China. The Communist government engaged in numerous campaigns to industrialize the country with various programs. The failure of the Communist Party to achieve substantive economic growth eventually led to the ascendancy of reformers headed by Deng Xiaoping. In the late 1970's, the Chinese government, which had remained isolated from the world, opened its doors by encouraging foreign investment and expertise inside its borders. The Chinese Communist Party (CCP) completed the 16th Party Congress in November 2002, with Hu Jintao being selected to replace Jiang Zemin as the General Secretary of the Party and subsequently, as head of the Central Military Commission of CCP. We do not expect major change in China's economic policy due to the leadership succession.

Between 1993 and 2003, China achieved average annual growth in real gross domestic product (GDP) averaging 9.4%. The economy in China consists of three sectors: state, cooperative, and private. The state sector, though decreasing in importance still contributes roughly one-third of GDP. In recent years, however, the economy has been significantly restructured through relaxing of government authority in the day-to-day operations in industrial enterprises and market forces have played a much larger role in allocating economic resources.

Manufacturing  sector  accounted  for 45% of China's  GDP in 2003.  In the first three decades under Communist rule, China placed great emphasis on heavy industry. Since the reform program began in 1978, a much greater emphasis has been placed on light industry and especially the export sector. Considerable industrial growth has come from private-run and foreign-invested enterprises in South China and East China. China's current industrial policy also places emphasis on high-technology industries supported by foreign technology, such as microelectronics and telecommunications. Chinese firms have made great strides in capturing global market share; however, at home many state enterprises still face excess staffing costs which must be relieved over time and margins in many sectors remain fragile. Excessive growth and inflation, which created problems fo the economy in the early 1990s,were brought under control in the secon half of the decade, but are again becoming an issue. The slowdown and deflation of the late 1990s were the result of austerity measures implemented by the government during 1994 to 1996 and exacerbated by the Asian financial crisis of 1997 and 1998. The Chinese government has implemented a series of fiscal and monetary stimulus packages aimed at boosting domestic demand and this soon resulted in strong household spending on homes and autos, and subsequently overheated investment and lending growth in construction and construction-related materials sectors. In 2004, the Chinese economy has been growth at nearly double-digit rates, and CPI inflation reached 5.4% in the third quarter of the year.

In the last few years, mainly due to the massive inflow of FDI in the electronics manufacturing sector, electronics replaced textiles and garments as the largest export category. In 2003, exports of electronics and clothing/footware eached US$149 billion and US$66 billion respectively, 34% and 15% of total exports. China has recorded a trade surplus every year from 1994 onwards, and the balance was US$35 billion in 2003. With China's export production base increasingly shifting to East China (around Shanghai), Hong Kong's role as a re-export center is gradually being reduced. The the share of Chinese exports directed throught Hong Kong has dropped from 48% in 1994 to only 26% in 2003. Also, the share of Chinese exports from Guangdong province dropped from 42% in 1994 to 35% in 2003, and that from Greater Shanghai (Shanghai, Jiangsu and Zhejiang) rose from 19% to 34% during the same period.

China has remained a conservative borrower but since the early 1980s has been making greater use of foreign capital and financing, including government-assisted facilities and project and trade financing. However, China's foreign debt is still in a very healthy position. Total foreign debt as of the end-2003 was estimated at US$193 billion while foreign exchange reserves stood at US$403 billion. The primary sources of foreign capital for China include: the International Monetary Fund and World Bank loans and credits; government low interest loans and credits; and commercial loans and credits. China is also a major recipient of FDI. In 2003, FDI into China reached US$54 billion.

There is centralized control and unified management of foreign exchange in China. The renminbi has remained stable at the 1974 level for the past seven years. Currently reform and liberalization of the fixed exchange rate are on the government's agenda over the longer term.

There currently are two officially recognized exchanges in China, the Shanghai Securities Exchange ("SHSE"), which commenced trading on December 19, 1990, and the Shenzhen Stock Exchange ("SZSE"), which commenced trading on July 3, 1991. From 2001 onwards, "B" share market was opened to domestic investors, and their total market capitalization in October 2004 was at US$9.6 billion. In November 2002, the China Securities Regulatory Commission and the People's Bank of China jointly announced a Qualified Foreign Institutional Investors (QFII) scheme allowing foreign investors to participate in the "A" share market, which were offered exclusively to domestic investors. Total market capitalization of the Shanghai "A" share market reached US$320 billion by December 2004, making it one of the largest stock markets in Asia after Japan.

                                    HONG KONG

As a trade entrepot and finance center, Hong Kong's viability has been inexorably linked to mainland China since the establishment of the British colony there in 1841. China remains Hong Kong's largest trade partner. In 2003, 43.7% of Hong Kong's total imports came from China, representing a dramatic increase from early 1990's 36.8%. On the export front, China accounted for 42.6% of Hong Kong exports in 2003, representing an 18.8% year-on-year increase; and most of these were raw materials and semi-finished products for further processing in China. Since the implementation of the Open Door Policy in 1979, facilities have been located in the province of Guangdong, where it is estimated that Hong Kong companies currently employ more than 6 million workers or close to 10% of the Guangdong province population.

There has also been considerable growth in Chinese investment in Hong Kong over the last decade and particularly in the last five years. In contrast to Japanese investment, Chinese investment in Hong Kong typically involves the setting up of representative offices or window companies, the purchase of stakes in existing companies as well as direct investment in properties. In view of the growing economic interaction between Hong Kong and Southern China, it is increasingly meaningful to consider the concept of a Greater Hong Kong or Pearl River Delta economy consisting of Hong Kong and Guangdong Province, with a combined population of over 78 million.

In the past, political considerations have hindered closer economic integration between Hong Kong and China. It was largely in response to the United Nations embargo on trade with China in the 1950s and 1960s that Hong Kong developed a significant manufacturing base. In the last several years, however, there has been an improvement in relations with the Basic Law, the outline for Hong Kong's government after reunification with China in 1997, as the starting point. This integration process directly affects the value of Hong Kong investments. Since the handover in mid 1997, the Basic Law has worked reasonably well and Beijing officials have not interfered directly with Hong Kong's financial and political affairs, even in July 1998 when the currency peg was under severe pressure.

In the last two decades there has been a structural change in Hong Kong's economy, with growth in the services sector outpacing manufacturing growth. With more and more labor-intensive manufacturing relocating to Southern China, Hong Kong has developed its services sector, which in 2003 contributed over 90% of GDP.

The competitive devaluation of the Asian currencies together with a general slowdown in the global economy in 1997-98 had a severe impact on Hong Kong's asset prices and residential property prices. The government announced a property reflation package in late 2002 targeting at controlling land supply as well as stimulating demand for properties (rental coupon, subsidised loans, suspension of land sales). Since then, supported by a new Hong Kong immigration policy and policy tilts by the mainland government, invesmtent interests in Hong Kong residential and commerical properties have been revitalized though affordability remains reasonable.CEPA or the Closer Economic Partnership Arrangement was announced in mid 2003 and represented one important step forward in terms of integrating the Hong Kong and Mainland economies. Professionals such as lawyers, accountants, architects, investment bankers are now allowed to operate on a sole proprietorship basis in the Mainland while foreign banks are allowed greater flexibility in terms of RMB business in China as well as ownership of Mainland banks. Last but not least, Hong Kong banks have been allowed to begin limited RMB business (exchange, deposit, and credit cards but not wholesale lending) in Hong Kong. The new policy is likely to reinforce Hong Kong's role as a financial center for China and represents one important step made by the Mainland government towards the opening of China's capital account and eventual convertibility of the RMB.

The Stock Exchange of Hong Kong Ltd. ("SEHK"), with a total market capitalization as of October 2004 of approximately US$762.8 billion is now one of the largest stock markets in Asia. As of that date, 881 companies and 1,868 securities were listed on the SEHK.

There are no regulations governing foreign investment nor exchange controls in Hong Kong. Investors have total flexibility in the movement of capital and the repatriation of profits. Funds invested in Hong Kong can be repatriated at will; dividends and interest are freely remittable.

                                     TAIWAN

One of the basic questions investors raise about Taiwan is the nature of its political risk vis a vis China. In general, this risk should be considered relatively low. As China becomes increasingly integrated into the global trading system, the economic cost and risk to the stability of China's regime from military confrontation with Taiwan grows higher. This is because at a minimum an attack on Taiwan would likely result in widespread embargoes from the US and its allies as well as a sharp reduction in FDI. Although China's explicit goal for Taiwan is a one country, two systems structure similar to that of Hong Kong, it appears that their main priority is to prevent Taiwan from declaring independence. Again, the risk of this scenario appears low given that Taiwan would require support from the US to pursue this policy. However, this policy would not appear to fit into the US geopolitical priorities given that its foreign policy focus is one of containing global terror and nuclear proliferation - both issues on which it requires China's assistance. This is not to mention the fact that US has no interest in provoking a military confrontation with one of the world's major nuclear powers with little strategic benefit to itself. Therefore, it is fair to describe the current political relationship as a stand-off between the two sides.

Economic integration between China and Taiwan has increased in recent years. China has low labor costs, inexpensive land, natural resources and less rigid environmental rules. Taiwan brings decades of experience trading with the G7 economies, capital, technology and trained entrepreneurs. Over 30% of Taiwan's trade is with mainland China and the total investment from Taiwan to China has likely exceeded US$100 billion since 1980. Taiwan has over US$170 billion of foreign exchange reserves.

Between 1960 and 2003, Taiwan's GNP grew from less than US$2 billion to over US$300 billion. The economic growth has been accompanied by a transformation of domestic production from labor intensive to capital intensive industries in the 1970s and finally to higher technology industries in the 1980s. The main trend in the 1990s and this decade has been the transformation into an increasingly service driven economy. The Taiwan stock market - once widely viewed as a speculative market - is increasingly driven by fundamentals and the investment direction set by foreign investors. Importantly, the government is in the process of accelerating its liberalization of the market and recently there has been a significant rise in foreign ownership.

                                      KOREA

Political volatility has characterized the history of South Korea (hereafter referred to as "Korea") during the past forty years, while at the same time an extraordinary economic boom has occurred. Rigid discipline was characteristic of the military government under President Park during the 1960s and 1970s, which were the most successful decades in economic terms particularly in the growth of Korea's exports and in the per capita income. It is important to remember how completely the cities and transport system of the southern part of the Korean peninsula had been destroyed in the civil war of the 1950s. The effort of reconstruction was, therefore, enormous. Living standards in the 1960s were extremely low. The threat from North Korea has exerted a continuous military pressure on the South in the past forty years which is probably unique to any country in the world, even including West Germany or Taiwan. Seoul is only 30 kilometers from the demilitarized zone and, therefore, lives in a continuous state of tension and fear of an imminent invasion. This very real threat is also translated into a very high percentage of military spending in the national budget. If Korea is compared with Japan, the Koreans have had to spend ten times more of their national income on defense than the Japanese.

Inflation in Korea has been higher than in Japan or Taiwan. In the 1970s, Korea experienced an annual average inflation rate of nearly 15 percent. Beginning in 1982, however, the tight monetary policy succeeded in bringing this annual consumer price index down to single digits until 1990 when the rate jumped again to 8.6 percent. However, a series of economic problems have beset Korea since 1996. The Korean currency as well as the stock market fell dramatically in 1997 and early 1998. With little choice, Korea accepted an International Monetary Fund's rescue package, which came with measures intended to put the economy in better order. As a result, drastic reforms have been introduced into Korea's business practices, especially the banking system.

Since January 1998, a dramatic economic recovery has taken place principally driven by the cyclical global recovery in the semiconductor, steel and automobile industries. Sovereign debt and many top tier corporates have recovered to investment grade status with bond yields on 10 year treasuries falling from more than 1000 basis points over U.S. treasuries to a spread of less than 200 basis points. Significant restructuring has taken place with the closure or nationalization of major banks and subsequent distressed asset sales by the Korea Asset Management Corporation. While the pace of large-scale corporate restructuring did slow down in the latter half of 1999, the progress was exceptional. Since the election of Mr. Roh Moo-hyun as President in December 2002, there have been concerns about his leaning towards labour. In fact, we have witnessed a general rise in wages for Korean labour as well as increase in militancy. The new President's commitment to reform will be severely tested with the shift of manufacturing to China.

The equity market also rewarded the Korea's restructuring efforts. Helped by ample domestic liquidity inflows and launching of new equity-type mutual funds, KOSPI went from below 300 in the summer 1998 to above 1000 in early 2000. Helped by the internet boom and retail participation, KOSDAQ turnover soared and briefly surpassed that of KOSPI. The liquidity crisis at several large companies (Daewoo Group, Hyundai E&C, Hynix) and the burst of the dot-com bubble led to the bear market in the subsequent 18 months, until the events of September 2001 forced BOK to cut rates, providing the basis for the liquidity driven rally until April 2002. In May 2002, domestic consumption and the economy peaked which contributed to a fall in the equity markets. This was further compounded in first quarter 2003 by the North Koreans acknowledging that they possessed nuclear capabilities. The market fell significantly in the first quarter of 2003 as a result of geo-political concerns as well as slowdown in domestic and global economies.

The increase in the foreign participation in the equity market has also helped Korean corporates to become more transparent and be more sensitive to corporate governance issues, although there are still areas for improvement. Foreign investors in the aggregate are estimated to own about 30-40% of the Korean companies on average. The foreign ownership in large companies is much more dominant: the foreign ownership in blue chips such as SEC, Kookmin Bank, and POSCO are typically 50-70%. All Korean companies now report on a quarterly basis, and have recently been required to follow strict Fair Disclosure guidelines. Cash generation and ROE, concepts that were foreign to most Koreans before the crisis, are now embraced by most large companies.

After the Asian crisis, Korean banks had to find a new area for loan growth and naturally turned to least indebted segment of the economy: households. As a result, the household credit went through 3 years of expansion, and has now reached a level which many policy makers consider as a dangerous level. The increase in the consumer credit meant that domestic consumption became a more important driver for the Korean economy than before. Clearly, in hindsight, this was a bubble as the rise in consumer debt was unsustainable and companies like Kookmin Credit Card and KEB Credit Card are in the process of being absorbed by their parent banks. LG card is also facing liquidity and capital deficiencies and as of November 2004 remains a big unresolved issue for the financial system. Policy makers have taken measures to increase loan loss provisioning and restrict cash advances.

The domestic economy has remained in recession since early 2003 as the credit bubble burst in the household sector. Private consumption had contracted for 7 quarters as of late 2004. This should continue to be a drag on the economy in 2005. Household balance sheets still appear over-leveraged and one in thirteen Koreans remains behind on their debt payments. Exports should also slow in 2005 as the Chinese economy slows. China is Korea's top export market, absorbing 20% of exports. Exports were the sole source of growth in 2004. Consequently the economy should slow in 2005, after growing an estimated 4.5% in 2004. However, the government's policy response should help put a floor under the economy. The government intends to run a budget deficit approximately 1% of GDP and more interest rate cuts are likely.

                                    THAILAND

Thailand is unique in South East Asia in that it has escaped the colonial experience and maintained its freedom and independence. The monarchy plays a key role in maintaining the country's political stability and independence. Nevertheless, since the absolute monarchy was ended in 1932 there have been twenty-nine coup d'etats, of which twelve have been successful. Thailand in the 1990s may remain democratic but the King and the army will continue to play a role.

Thailand has a free and independent peasant population which has, over the years, enjoyed a higher standard of living than their neighbours and, therefore, the communist movement has never made much headway among the rural people. At the same time, Thailand's extraordinary economic growth in the 1980s (averaging 10 percent per annum) put great strains not only on the urban environment because of traffic jams and pollution, but also on the social and family system. Many rural families have been forced to send their teenage children to the cities to find employment. The contrast of living standards between Bangkok and the northern east provinces (an estimated per capital income would be perhaps US $2,000 per annum for the former and less than US $500 per annum for the latter) must eventually create social tensions and potential unrest. Buddhism must also be counted as a major factor of political stability.

Thailand's economy has been among the fastest growing in the world during the past decades. The take-off really began in 1986-7 with the flood of new foreign investment into the country, largely from Japan and Taiwan, at which time there was a large shift away from agriculture products towards manufacturing. As recently as 1980, 50 percent of Thailand's exports consisted of rice and tapioca and other agricultural products. By 1990, 75 percent of the total volume of exports were manufactured goods, mainly from the newly established assembly plants in Bangkok and the south. This has resulted in large changes in employment and dramatic shifts in population towards urban areas such as Bangkok.

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It is  surprising,  considering  the very high rate of economic  growth that the economy has experienced, that prices, as measured by the consumer price index, have been kept under control. The last serious bout of inflation in Thailand occurred during the two oil crises, first in 1973-4 when the CPI touched 24 percent and then again in 1980-1 when there was a resurgence of inflation to nearly 20 percent. In the later 1980s, and thanks largely to a more stable oil price, inflation has been held in single digits and has not exceeded 7 percent.

The boom in the early 1990s resulted in huge imbalances in the country's balance of payments position and significantly strained its nascent banking system. These pressures finally exploded in July 1997 which led to the devaluation of the THB. Help from the International Monetary Fund was sought and arrived in the form of a US $17.2 billion aid package. The economic contraction in 1998 was severe with more than 1 million Thais pushed below the poverty line. Had it not been for the strong performance of its agriculture sector, which employs more than 50% of the country's labour force and is home to 50% of its population, its stable social fabric might have been threatened. From an enviable surplus position for more than a decade, the Government was thrown into a realm of fiscal deficits. As for its financial sector, the ability of the Thai authorities to directly intervene and resuscitate its banking system has been limited due to its relatively democratic political structure compared to its neighbors.

Recently political risk in Thailand has risen as a result of unrest in the Muslim-dominated southern provinces.

                                    MALAYSIA

The central dilemma in assessing Malaysia's political risk is the perennial question of relations between the Malay and Chinese communities representing as they do about 60 percent and 30 percent of the population respectively. Since the 1969 racial riots in Kuala Lumpur the country has been unruffled by any serious inter-racial violence and during this period a great deal has been accomplished in transforming the economy and in transferring the wealth of the country from foreign and Chinese hands into the hands of the Bumiputra (or the sons of the soil), which is the dominant Malay majority.

The success of Malaysia's so-called New Economic Policy (NEP) is unquestioned and has given a great deal of legitimacy to the continued run of the ruling United Malay National Organization (UMNO). The Chinese community has done well despite of the NEP. Political disunity within the Malaysian Chinese Association
(MCA), however, has left them somewhat leaderless in the political sphere.

The UMNO party within the ruling coalition, the National Front, retained its significant majority in the last general election in 2004. This victory has been a validation of Mr. Abdullah Badawi, the successor to Mr. Mahathir. The main opposition party, Parti Islam Se Malaysia (PAS), today controls only one out of the total 13 States in Malaysia.

Mr. Badawi has shown an inclination to initiate wide-ranging reforms starting from cleaning up the judiciary to weeding out corruption. The decision to release former Deputy Prime Minister Anwar is viewed as a significant step. On the economic front, several changes including the restructuring of government linked companies and reduction in the fiscal deficit have been initiated.

Since independence in 1957, Malaysia has generally experienced high economic growth with low inflation, punctuated by few recessions. Economic growth in the initial years was highly dependent on production and prices of commodities such as rubber and tin. That changed after the mid-eighties as the Government embarked on a path to transform the economy. There was an accelerated shift into manufacturing and away from the old dependence on the plantation and mining sectors. This manufacturing growth was led by FDI's from Japan, United States
(US) and Taiwan, along with notable national projects such as the Proton and Perodua cars. Production of electronic products and components for the export market was promoted and foreign companies in this field were given investment incentives to operate in Malaysia. Malaysia's literate and trainable workforce gave great support to this shift into manufacturing.

As manufactured goods came to assume a larger importance in the composition of exports compared with commodities, Malaysia's trade position gradually became larger and steadier. Although that made Malaysia wealthier, it also made the country more vulnerable to external shocks either in terms of commodity prices or in a fall in export demand in its principal markets like the US.

Malaysia's openness to foreign investments had also made the country more exposed to the effects of capital flows which were severely disrupted during the Asian crisis. As with other Asian markets, currency and the stock market were severely attacked in late 1997 and 1998. This led to the Ringgit's peg to the US Dollar and the imposition of capital controls in September 1998. Capital controls on foreign portfolio capital, however, were relaxed from February 1999 onwards, and the only major remaining control is offshore trading of the Ringgit.

Malaysia dependence on its export markets is to some degree offset by its domestic market. It is a nation blessed with a relatively young and growing population of 24 million people which supports the domestic economy. The

Government recognizes this and is continuing to spend more to provide better education and building infrastructure. This drive to improve human capital is becoming an important agenda. The Government, realizing the threats to its manufacturing competitiveness brought on by globalization and the rise of China, is keen to reorganize the economy. Malaysia today is actively promoting itself as a regional hub for service industries such as air and seaport, education, health and information technology.

                                    SINGAPORE

In the words of a government minister, Singapore is the 'silent success' of the region supported by a workforce that is highly literate, well-educated and trainable. The investment in human capital has proven to be more important to a lasting economic growth success story than the availability of finance or technology. Singapore is the de facto financial centre of the Association of South East Asian Nations (ASEAN) region. Singapore, which broke away from the Malaya Federation in 1965, is a small Chinese-populated island surrounded by a sea of Muslims.

One important aspect of the political situation has been the handover of political power from one generation to another. Although Lee Kwan Yew stepped down as Prime Minister in 1990 to hold the title of Senior Minister, he continues to wield a large influence and power behind the scenes. His son, Lee Hsien Loong, has recently been appointed to the position of Prime Minister replacing Goh Chok Tong who is now Senior Minister. This has raised the issue of the acceptability of dynastic succession in a parliamentary democracy. Nevertheless, the leadership transition has been well planned and proceeded smoothly.

Many of the elder Lee's policies, such as imposing the Mandarin Chinese language on the Singapore educational system, have aroused fierce opposition among the older, anti-communist generation of Singapore Chinese. The tight control of the media and the suppression of all political opposition or criticism of the government, the ruling People's Action Party (PAP) or the Prime Minister himself, have also aroused criticism both at home and internationally.

The Singapore economy has been characterized by one of the highest degrees of government involvement and intervention outside the socialist world. Government linked companies make up the largest local corporations and represent about half of the local stock market capitalization. Nevertheless, the country's economic growth has been impressive, averaging around 7%, except during recessions, and even more impressive has been the tight control of inflation which, along with that of Japan, has remained extremely low at below 3% for the past decade. Services make up the largest part of Singapore's economy, representing 67% of GDP.

Singapore is a small island state with few raw material resources, and a limited land area of only 682 square kilometers. Its only natural advantage is its geographical location which has allowed it to become the regional hub for port and marine services. Singapore is also the undisputed South-east Asian regional financial centre, thanks to the Government's prudent and open economic policies, strong legal and regulatory environment combined with proper safeguards. The nation is also well known for its efficient Government, excellent infrastructure, and having one of the least corruptible societies.

Given its small size and its position, Singapore is very sensitive to the socio-political and economic developments of its two main neighbours, Indonesia and Malaysia. The economic links are clear in that both neighbours are direct markets for Singapore's service industries. Being regional centres, for example, Singapore's port and financial industries serve customers in both Indonesia and Malaysia. Moreover, Singapore relies on Malaysia for a portion of its raw water supply.

Singapore is also a substantial manufacturing base for many multinationals, particularly technology companies, which contributes to the country's large export sector. Like Malaysia, however, Singapore's position in this area is being threatened by the rise of China. As a result, Singapore is embarking to make itself more business friendly by lowering taxes, streamlining regulations and reducing Government intervention. The Government is also focusing on attracting foreign companies in high-value-added industries such as the bio-medical industry. Local companies particularly, government linked companies and Temasek, their holding company, are increasing their presence internationally via acquisitions, for the purpose of enhancing returns and widening their markets.

                                    INDONESIA

Indonesia today has gone through major political restructuring. The current People's Consultative Assembly (MPR) is now made up of representatives of the following main parties: Democratic Party of Indonesia Struggle (PDI-Struggle), Development Unity Party (PPP) and Golongan Karya (Golkar) providing a system of checks and balances. With this new regime it is harder for big cases of corruption to go undetected. As a sign of further progress, the latest MPR session has voted to have direct presidential elections and and for the first time in history, Indonesia has a President who has been elected by the indonesian people. Susilo Bambang Yudhoyono (SBY), a retired general in the army, was elected on October 20, 2004 as Indonesia's sixth President.

During her tenure, President Megawati has made several achievements in the political arena as well as in the country's economy. She is firmly in control and removed the volatile swings in political unrest that was induced by the former presidents. She has managed to stabilize the economy and strengthen her control over the government and she has regained support of multilateral agencies and improved foreign relations. Instituting corporate reforms has been an important part of the government plan to ensure that problems brought about by the monetary crisis in 1998 do not recur. Today political reality however means there is a close connection between credibility and effectiveness.
Improvement in these two factors have supported a re-rating in Indonesian sovereign risk. While fundamental problems remain, the government has shown surprising fortitude by cutting subsidies, selling assets and pushing through the reform with almost no protests from the public.

Growth is an important prerequisite for poverty reduction of the country. The state or business monopolies have been dismantled. Decentralization is taking place and resource-rich provinces are given more economic power. This will help reduce risk of political disintegration. Indonesia is staging a substantial initial recovery in industrial and manufacturing investments with its traditional strategic trading partners, Japan, US and South Korea. The government must be able to prove that it is capable of sustaining the recovery and accelerating economic growth.

Positive signs are emerging, as factors hindering investment have started to improve and there is a more favorable banking sector to fund investment. The under-investment in the past years has started to show supply-side constraints. Investment realization has picked up in the past year and has been a major economic driver in 2004. In the industrial sector utilization rate has reached 70%, taking into account that consumer spending is already 20% ahead of pre-crisis levels while investment is still 25-40% below.

With inflation under control and interest rates at a decade low, robust foreign reserves (US$35 billion), a rising trade surplus and successful sovereign and private debt restructuring, it should be possible to keep the currency stable. Foreign investment flows should be attracted to develop the economy's abundant resources and boost industrial activity, which will translate into employment growth and sustain economic growth.

                                 THE PHILIPPINES

Upon gaining office President Arroyo and her administrators faced major social and economic challenges, including the out of control budget deficit, below target revenues, huge borrowings, a volatile currency and low investor confidence. Since then much has been achieved on the political front. Initiatives towards improving peace and order have started to bear fruit as major criminals and terrorists are slowly being caught. Legislation has been progressive on the congressional level. The lack of cohesion in the Senate has culminated in a recent change in leadership as weak allegiances have been broken.

The economy is basically agricultural with an aggregate of about two-thirds of Filipinos depending on that sector. A major transition is underway, involving various sectors that capitalize on the many strengths of the Philippines labor force. The manufacturing sector continues to increase its share of GDP relative to the traditional agricultural and mining sectors. Evidence of the changes are seen in the renewed investor interest like the Kirin Brewery in San Miguel and Ford Philippines starting to manufacture cars and other vehicles for Thailand and Indonesian markets, creating more factory jobs in the Philippines.

The Philippines is a country with a rapid rate of population growth; over half of the population is under the age of 19, and this could create a dangerous demographic bulge and obstacle to longer-term economic and social development. However as long as the workforce remains mobile, the Philippines can export labor to more successful economies. Keys to future growth would be to continue attracting foreign capital, enhancing the efficiency of domestic firms. One promising sign is that Philippine corporations are not as indebted as their counterparts in many neighboring countries.

Reforming the fiscal sector poses a serious challenge to the country's leadership. It has to raise taxes, boost the cost effectiveness of public expenditure, and require public corporations to produce resources for the public coffers rather than serve as a source of drain. This requires a leadership that is able to form a sufficiently strong coalition of followers in the legislative branch to produce the necessary laws to improve fiscal performance.

The acknowledgement by President Arroyo that the fiscal deficit has reached a critical levels has united all sectors of the domestic economy in a bid to solve the public finances crisis. This in turn has improved investor sentiment somewhat.

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
                                                                      APPENDIX E


                                EATON VANCE FUNDS
                       PROXY VOTING POLICY AND PROCEDURES

I. OVERVIEW

The Boards of Trustees (the "Boards") of the Eaton Vance Funds (the "Funds") recognize that it is their fiduciary responsibility to actively monitor the Funds' operations. The Boards have always placed paramount importance on their oversight of the implementation of the Funds' investment strategies and the overall management of the Funds' investments. A critical aspect of the investment management of the Funds continues to be the effective assessment and voting of proxies relating to the Funds' portfolio securities. While the Boards will continue to delegate the day-to-day responsibilities relating to the management of the proxy-voting process to the relevant investment adviser or sub-adviser, if applicable, of the Fund (or its underlying portfolio in the case of a master-feeder arrangement), the Boards have determined that it is in the interests of the Funds' shareholders to adopt these written proxy voting policy and procedures (the "Policy"). For purposes of this Policy the term "Fund" shall include a Fund's underlying portfolio in the case of a master-feeder arrangement and the term "Adviser" shall mean the adviser to a Fund or its sub-adviser if a sub-advisory relationship exists.

II. DELEGATION OF PROXY VOTING RESPONSIBILITIES

Pursuant to investment advisory agreements between each Fund and its Adviser, the Adviser has long been responsible for reviewing proxy statements relating to Fund investments and, if the Adviser deems it appropriate to do so, to vote proxies on behalf of the Funds. The Boards hereby formally delegate this responsibility to the Adviser, except as otherwise described in this Policy. In so doing, the Boards hereby adopt on behalf of each Fund the proxy voting policies and procedures of the Adviser(s) to each Fund as the proxy voting policies and procedures of the Fund. The Boards recognize that the Advisers may from time to time amend their policies and procedures. The Advisers will report material changes to the Boards in the manner set forth in Section IV below. In addition, the Boards will annually review and approve the Advisers' proxy voting policies and procedures.

III. DELEGATION OF PROXY VOTING DISCLOSURE RESPONSIBILITIES

The Securities and Exchange Commission (the "Commission") recently enacted certain new reporting requirements for registered investment companies. The Commission's new regulations require that funds (other than those which invest exclusively in non-voting securities) make certain disclosures regarding their proxy voting activities. The most significant disclosure requirement for the Funds is the duty pursuant to Rule 30b1-4 promulgated under the Investment Company Act of 1940, as amended (the "1940 Act"), to file Form N-PX no later than August 31st of each year beginning in 2004.

Under Form N-PX, each Fund will be required to disclose, among other things, information concerning proxies relating to the Fund's portfolio investments, whether or not the Fund (or its Adviser) voted the proxies relating to securities held by the Fund and how it voted in the matter and whether it voted for or against management.

The Boards hereby delegate to each Adviser the responsibility for recording, compiling and transmitting in a timely manner all data required to be filed on Form N-PX to Eaton Vance Management, which acts as administrator to each of the Funds (the "Administrator"), for each Fund that such Adviser manages. The Boards hereby delegate the responsibility to file Form N-PX on behalf of each Fund to the Administrator.

IV. CONFLICTS OF INTEREST

The Boards expect each Adviser, as a fiduciary to the Fund(s) it manages, to put the interests of each Fund and its shareholders above those of the Adviser. In the event that in connection with its proxy voting responsibilities a conflict of interest arises between a Fund's shareholders and the Fund's Adviser or the Administrator (or any of their affiliates) or any affiliated person of the Fund, the Adviser, to the extent it is aware or reasonably should have been aware of the conflict, will refrain from voting any proxies related to companies giving rise to such conflict until it notifies and consults with the appropriate Board(s) concerning the conflict.

Once the Adviser notifies the relevant Board(s) of the conflict, the Board(s) shall convene a meeting of the Boards' Fund Special Committee (the "Committee") to review and consider all relevant materials related to the proxies involved. In considering such proxies, the Adviser shall make available all materials requested by the Committee and make reasonably available appropriate personnel to discuss the matter with the Committee upon the Committee's request. The Committee will instruct the Adviser on the appropriate course of action. If the

Committee is unable to meet and the failure to vote a proxy would have a material adverse impact on the Fund(s) involved, each Adviser will have the right to vote such proxy, provided that it discloses the existence of the conflict to the Committee at its next meeting.

V. REPORTS

The Administrator shall make copies of each Form N-PX filed on behalf of the Funds available for the Boards' review upon the Boards' request. The Administrator (with input from the Adviser for the relevant Fund(s)) shall also provide any reports reasonably requested by the Boards regarding the proxy voting records of the Funds.

Each Adviser shall annually report any material changes to such Adviser's proxy voting policies and procedures to the relevant Board(s) and the relevant Board(s) will annually review and approve the Adviser's proxy voting policies and procedures. Each Adviser shall report any changes to such Adviser's proxy voting policies and procedures to the Administrator prior to implementing such changes in order to enable the Administrator to effectively coordinate the Funds' disclosure relating to such policies and procedures.

                                                                      APPENDIX F
                             LLOYD GEORGE MANAGEMENT
                             PROXY VOTING PROCEDURES

I. INTRODUCTION

As the investment adviser, investment manager or any other roles which are to that effect, Lloyd George Management ("LGM") and its affiliates are responsible (unless clients specified to the contrary in the agreement) for the proxy voting of stocks held in the accounts on behalf of the clients. These clients include mutual funds, ERISA, and other investment advisory accounts.

LGM has adopted and implemented these procedures (and the proxy voting policies attached hereto and incorporated as part of these procedures) that LGM believes is reasonably designed to ensure that proxies are voted in the best interest of its clients, and in accordance with our fiduciary duties, with the Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended and with the long-standing fiduciary standards and responsiblities for ERISA accounts set out in the Department of Labor Bulletin 94-2 C.F.R. 2509.94-2 (July29, 1994) of the United States of America.

II. VOTING AUTHORITY

All client accounts of LGM are categorised into three different levels of voting authority, and such records will be kept up-to-date and amended accordingly when required, by the Proxy Administrator ("PA")

Category 0 : if the client or some other parties besides LGM is to vote the proxies

Category 1 : if LGM is to vote the proxies according to LGM's standard proxy voting policies

Category 2 : if the account has special voting objectives and for which LGM has voting responsibility

III. PROXY NOTICES

Proxy notices are received from custodians or proxy processing service companies (which have been delegated with the proxy voting processing task by the custodians), by mail, fax or electronic means. The PA logs all proxy notices received in the proxy notices file and reconcile the account information and the number of shares on the proxy ballot against LGM's latest records. Any discrepancies are communicated to the custodian as soon as possible so that LGM can vote the proxy ballot with the correct information.

IV. VOTING

The PA determines, in consultation with the appropriate analysts/portfolio managers as necessary, how LGM will vote on each matter contained in the proxy statement in accordance with the Proxy Voting Policies (Appendix A) for all category 1 accounts, and in accordance with the accounts' special voting objectives for all category 2 accounts. When there are factors causing an issue to fall outside the usual voting practices indicated by the Proxy Voting Policies, the relevant analysts/portfolio managers will be consulted and the voting decision reached will be recorded on the Analyst/Portfolio Manager Proxy Consultation Form (Appendix B).

V. RETURNING OF VOTED PROXY STATEMENTS

Proxy materials are prioritised so that the earliest meetings will be handled first, and the PA will ensure that the voted proxy statements are returned to the custodian or the proxy processing service company well before the meeting dates. The voted proxy statements are returned by fax or by electronic means via the proxy processing service company's system. Evidence (for example, the fax delivery log, the e-mail delivery receipt or the returned receipt from the custodian) to show that the voted proxy statements have been successfully delivered is retained.

VI. RECORDKEEPING

A copy of the voted proxy statement together with the Analyst/Portfolio Manager Proxy Consultation Form and any other documents that are material in reaching the voting decision are filed alphabetically by company name and by year in which they are voted. Client written request and all written responses by LGM to written or oral requests for proxy voting information are also maintained. These records are retained for five years and in accordance with the recordkeeping requirements stated in Section 204-2 of the Investment Advisers Act of 1940, as amended.

                                   Appendix A

                             LLOYD GEORGE MANAGEMENT
                              Proxy Voting Policies

I. INTRODUCTION

Lloyd George Management (the "Adviser") has adopted and implemented policies (and the procedures into which they are incorporated) that it believes are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with its fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Adviser's authority to vote the proxies of their clients is established by its advisory contracts or similar documentation. These proxy policies (and the procedures into which they are incorporated) reflect the Securities and Exchange Commission ("SEC") requirements governing advisers and the long-standing fiduciary standards and responsibilities for ERISA accounts set out in the Department of Labor Bulletin 94-2 C.F.R. 2509.94-2 (July 29, 1994).

OVERVIEW

The Adviser manages its clients' assets with the overriding goal of seeking to provide the greatest possible return to clients consistent with governing laws and the investment policies of each client. In pursuing that goal, the Adviser seeks to exercise its clients' rights as shareholders of voting securities to support sound corporate governance of those companies with the principal aim of maintaining or enhancing the companies' economic value.

The exercise of shareholder rights is generally done by casting votes by proxy at shareholder meetings on matters submitted to shareholders for approval. For example, the election of directors or the approval of a company's stock option plans for directors, officers or employees. The Adviser is adopting the formal written guidelines described in detail below and will utilize such guidelines in voting proxies on behalf of its clients. These guidelines are designed to promote accountability of a company's management and Board of Directors to its shareholders and to align the interests of management with those of shareholders.

In seeking to ensure a level of consistency and rationality in the proxy voting process, the guidelines contained in these policies are designed to address the manner in which certain matters that arise regularly in proxies will generally be voted. However, the Adviser takes the view that these guidelines should not be used as mechanical instructions for the exercise of this important shareholder right. Except in the instance of routine matters related to corporate administrative matters which are not expected to have a significant economic impact on the company or its shareholders (on which the Adviser will routinely vote with management), the Adviser will review each matter on a case-by-case basis and reserves the right to deviate from these guidelines when the situation requires such a deviation. In addition, no set of guidelines can anticipate all situations that may arise. In special cases, the Proxy Administrator (the person specifically charged with the responsibility to review and vote proxies on behalf of each Adviser's clients) may seek insight from the Adviser's portfolio managers and analysts on how a particular proxy proposal will impact the financial prospects of a company, and vote accordingly. The guidelines are just that: guidelines - but they are not hard and fast rules, simply because corporate governance issues are so varied.

PROXY VOTING GUIDELINES

The following guidelines relate to the types of proposals that are most frequently presented in proxy statements to shareholders. Absent unusual circumstances, the Adviser will utilize these guidelines when voting proxies on behalf of its clients.

A. Election of Board of Directors

The Adviser believes that a Board of Directors should primarily be independent, not have significant ties to management and consist of members who are all elected annually. In addition, the Adviser believes that important board committees (eg audit, nominating and compensation committees) should be entirely independent. In general,

     * The Adviser will support the election of directors that result in a board made up of a majority of independent directors.

     * The Adviser will support the election for non-independent directors to serve on the audit, compensation, and/or nominating committees of a Board of Directors.

     * The Adviser will hold all directors accountable for the actions of the Board's committees. For example, the Adviser will consider withholding votes for nominees who have recently approved compensation arrangements that the Adviser deems excessive or propose equity-based compensation plans that unduly dilute the ownership interests of stockholders.

     * The Adviser will support efforts to declassify existing boards, and will vote against efforts by companies to adopt classified board structures.

     * The Adviser will vote against proposals for cumulative voting, confidential stockholder voting and the granting of pre-emptive rights.

B. APPROVAL OF INDEPENDENT AUDITORS

The Adviser believes that the relationship between the company and its auditors should be limited primarily to the audit engagement and closely allied audit-related and tax services, although non-audit services may be provided so long as they are consistent with the requirements of the Sarbanes-Oxley Act and, if required, have been approved by an independent audit committee. The Adviser will also consider the reputation of the auditor and any problems that may have arisen in the auditors' performance of services.

C. EXECUTIVE COMPENSATION

The Adviser believes that appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of shareholders and the interests of management, employees, and directors. Conversely, the Adviser is opposed to plans that substantially dilute shareholders' ownership interests in the company or have inherently objectionable structural features.

     * The Adviser will generally vote against plans where total potential dilution (including all equity-based plans) seems likely to exceed 15% of shares outstanding over ten years and extends longer than ten years.

     * The Adviser will generally vote against plans if annual option grants have exceeded 2% of shares outstanding.

These total and annual dilution thresholds are guidelines, not ceilings, and when assessing a plan's impact on our shareholdings the Adviser considers other factors such as specific industry practices, company and stock performance and management credibility. The Proxy Administrator will consult with the relevant portfolio manager(s) to determine when or if it may be appropriate to exceed these guidelines.

     * The Adviser will typically vote against plans that have any of the following structural features:

          *    Ability  to  re-price   underwater  options  without  shareholder
               approval.

          * The unrestricted ability to issue options with an exercise price below the stock's current market price.

          *    Automatic share replenishment ("evergreen") feature.

     * The Adviser is supportive of measures intended to increase long-term stock ownership by executives. These may include:

          * Requiring senior executives to hold a minimum amount of stock in the company (frequently expressed as a certain multiple of the executive's salary).

          *    Using restricted stock grants instead of options.

          * Utilising phased vesting periods or vesting tied to company specific milestones or stock performance.

     * The Adviser will generally support the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value.

In assessing a company's executive compensation plan, the Advisers will weigh all components of the plan. For example, the grant of stock options to executives of a company in a particular year may appear excessive if that grant goes above 2% of the shares outstanding of the company. However such grants may be appropriate if the senior management of the company has accepted significantly reduced cash compensation for the year in lieu of receiving a greater number of options.

D. CORPORATE STRUCTURE MATTERS/ANTI-TAKEOVER DEFENSES

As a general matter, the Adviser generally opposes anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions. In general,

     * Because a classified board structure prevents shareholders from electing a full slate of directors annually, the Adviser will typically vote against proposals to create classified boards and vote in favor of shareholder proposals to declassify a board.

     * The Adviser will vote for proposals to subject shareholder rights plans ("poison pills") to a shareholder vote.

     * The Adviser will vote for shareholder proposals that seek to eliminate supermajority voting requirements and oppose proposals seeking to implement supermajority voting requirements.

     * The Adviser will generally vote against proposals to authorise preferred stock whose voting, conversion, dividend and other rights are determined at the discretion of the board of directors when the stock is issued when used as an anti-takeover device. However, such "blank check" preferred stock may be issued for legitimate financing needs and the Advisor can vote for proposals to issue such preferred stock in those circumstances.

     * The Adviser will vote for proposals to lower barriers to shareholder action (for example, limiting rights to call special meetings or act by written consent).

     * The Adviser will vote against proposals for a separate class of stock with disparate voting rights.

     * The Adviser will consider on a case-by-case basis board approved proposals regarding changes to a company's capitalization, however the Adviser will generally vote in favor of proposals authorizing the issuance of additional common stock (except in the case of a merger, restructuring or other significant corporate event which will be handled on a case-by-case basis) provided that such issuance does not exceed three times the number of currently outstanding shares.

E. STATE OF INCORPORATION/OFFSHORE PRESENCE

Under ordinary circumstances, the Adviser will not interfere with a choice to reincorporate or reorganize a company in a different jurisdiction, provided that management's decision has been approved by a Board of Directors. The Adviser recognises that there may be many benefits to reincorporation (such as tax benefits and more developed business laws in the jurisdiction of reincorporation). Each proposal to reincorporate in offshore tax havens will be reviewed on a case-by-case basis to determine whether such actions are in the best interests of the shareholders of the company including the Adviser's clients.

F. ENVIRONMENTAL/SOCIAL POLICY ISSUES

The Adviser believes that "ordinary business matters" are primarily the responsibility of management and should be approved solely by the company's board of directors. The Adviser recognizes that certain social and environmental issues raised in shareholder proposals are the subject of vigorous public debate and many are the subject of legal statutes or regulation by federal and/or state agencies. The Adviser generally supports management on these types of proposals, though they may make exceptions in certain instances where they believe a proposal has substantial economic implications. The Adviser expects that the companies in which they invest their clients' assets will act as responsible corporate citizens.

G. CIRCUMSTANCES UNDER WHICH THE ADVISERS WILL ABSTAIN FROM VOTING

The Adviser will seek to vote all proxies for clients who have delegated the responsibility to vote such proxies to the Adviser. Under certain circumstances, the costs to their clients associated with voting such proxies would far outweigh the benefit derived from exercise the right to vote. In those circumstances, the Adviser will make a case-by-case determination on whether or not to vote such proxies. In the case of countries which required so-called "share blocking", the Adviser may also abstain from voting. The Adviser will not seek to vote proxies on behalf of their clients unless they have specifically agreed to take on that responsibility on behalf of a client. Finally, the Adviser may be required to abstain from voting on a particular proxy in a situation where a conflict exists between the Adviser and its Client. The policy for resolution of such conflicts is described below in Section V.

RECORDKEEPING

The Adviser will maintain records relating to the proxies they vote on behalf of its clients in accordance with Section 204-2 of the Investment Advisers Act of 1940, as amended. Those records will include:

     *    A copy of the Adviser's proxy voting policies and procedures;

     * Proxy statements received regarding client securities (if such proxies are available on the SEC's EDGAR system or a third party undertakes to promptly provide a copy of such documents to the Adviser, the Adviser does not need to retain a separate copy of the proxy statement);

     *    A record of each vote cast;

     * A copy of any document created by the Adviser that was material to making a decision on how to vote a proxies for a client or that memorializes the basis for such a decision; and

     * Each written client request for proxy voting records and the Adviser's written response to any client request (whether written or oral) for such records.

All records described above will be maintained in an easily accessible place for five years and will be maintained in the offices of the Adviser for two years after they are created.

IDENTIFICATION AND RESOLUTION OF CONFLICTS WITH CLIENTS

As fiduciary to its clients the Adviser puts the interests of its clients ahead of its own. In order to ensure that relevant personnel of the Adviser are able to identify potential conflicts of interest, the Adviser will take the following steps.

     * Quarterly the Compliance Department will confirm a list of clients and prospective clients with the Marketing Department.

     *    A representative of the Compliance Department will give a list of such
          identified  companies  (the  "Conflicted   Companies")  to  the  Proxy
          Administrator.

     * The Proxy Administrator will compare the list of Conflicted Companies with the names of companies for which she expects to receive or has received proxy statements (the "Proxy Companies"). If a Conflicted Company is also a Proxy Company the Proxy Adminstrator will report that fact to the Compliance Department.

If the Compliance Department determines that a conflict of interest exists between the Adviser and its client the following steps will be taken to resolve such conflict prior to any proxies relating to these Conflicted Companies being voted.

     * If the Proxy Administrator expects to vote the proxy of the Conflicted Company strictly according to the guidelines contained in these Proxy Voting Policies (the "Policies"), she will (i) inform the Compliance Department of that fact, (ii) vote the proxies and (iii) record the existence of the conflict and the resolution of the matter.

     * If the Proxy Administrator intends to vote in a manner inconsistent with the guidelines contained herein or, if the issues raised by the proxy are not contemplated by these Policies, and the matters involved in such proxy could have a material economic impact on the clients involved, the Adviser will seek instruction on how the proxy should be voted from:

          -    The client, in the case of an individual or corporate client;

          - The Board of Directors, or any committee therof identified by the Board, in the case of a Fund; or

          -    The  adviser,   in  situations   where  the  Adviser  acts  as  a
               sub-adviser to such adviser.

The Adviser will provide all reasonable assistance to each party to enable such party to make an informed decision.

If the client, Board of Directors or adviser, as the case may be, fails to instruct the Adviser on how to vote the proxy, the Adviser will generally abstain from voting in order to avoid the appearance of impropriety. If however, the failure of the Adviser to vote its clients' proxies would have a material adverse impact on the Adviser's clients' securities holdings in the Conflicted Company, the Adviser may vote such proxies in order to protect its clients' interests. In either case, the Proxy Administrator will record the existence of the conflict and the resolution of the matter.

               ANALYST/ PORTFOLIO MANAGER PROXY CONSULTATION FORM

Date:
              ------------------------------------------------------------------

Company Name:
              ------------------------------------------------------------------

Analyst:
              ------------------------------------------------------------------

Issue Number(s) (as numbered in proxy statement) discussed:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Vote Decision(s) (indicating issue number):

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Reason for Decision(s):


Issue #                          Reason

---------------                  -----------------------------------------------

---------------                  -----------------------------------------------

---------------                  -----------------------------------------------

---------------                  -----------------------------------------------

---------------                  -----------------------------------------------

---------------                  -----------------------------------------------

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                                       49

[EV LOGO]

[GRAPHIC IMAGE]

ANNUAL REPORT AUGUST 31, 2004

[GRAPHIC IMAGE]

EATON VANCE GREATER CHINA GROWTH FUND

[GRAPHIC IMAGE]

                                EATON VANCE FUNDS
                             EATON VANCE MANAGEMENT
                         BOSTON MANAGEMENT AND RESEARCH
                         EATON VANCE DISTRIBUTORS, INC.

                                 PRIVACY NOTICE

The Eaton Vance organization is committed to ensuring your financial privacy. This notice is being sent to comply with privacy regulations of the Securities and Exchange Commission. Each of the above financial institutions has in effect the following policy with respect to nonpublic personal information about its customers:

- Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected.

- None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account).

- Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

For more information about Eaton Vance's privacy policies, call: 1-800-262-1122.


                                IMPORTANT NOTICE
                              REGARDING DELIVERY OF
                              SHAREHOLDER DOCUMENTS

The Securities and Exchange Commission permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

EATON VANCE, OR YOUR FINANCIAL ADVISER, MAY HOUSEHOLD THE MAILING OF YOUR DOCUMENTS INDEFINITELY UNLESS YOU INSTRUCT EATON VANCE, OR YOUR FINANCIAL ADVISER, OTHERWISE.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.


The Fund will file a schedule of its portfolio holdings on Form N-Q with the Securities and Exchange Commission (the "SEC") for the first and third quarters of each fiscal year. The Fund's Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).


From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures without charge, upon request, by calling 1-800-262-1122. This description is also available on the Securities and Exchange Commission's website at http://www.sec.gov.

EATON VANCE GREATER CHINA GROWTH FUND as of August 31, 2004
LETTER TO SHAREHOLDERS

[PHOTO OF THOMAS E. FAUST]
Thomas E. Faust
President

Eaton Vance Greater China Growth Fund Class A shares had a total return of 18.51% for the year ended August 31, 2004. That return was the result of an increase in net asset value per share (NAV) from $10.21 on August 31, 2003 to $12.07 on August 31, 2004 and the reinvestment of $0.028 in dividends.(1)

Class B shares had a total return of 18.03% for the same period, the result of an increase in NAV from $8.93 on August 31, 2003 to $10.54 on August 31, 2004.1 Class C shares had a total return of 17.82% for the same period, the result of an increase in NAV from $6.06 on August 31, 2003 to $7.14 on August 31, 2004.(1)

The Morgan Stanley Capital International Golden Dragon Index - a broad-based, unmanaged index of common stocks traded in China, Hong Kong and Taiwan - had a return of 13.42% for the year ended August 31, 2004.(2)

GREATER CHINA MARKETS CONTINUED TO POST IMPRESSIVE RESULTS IN 2004...

The China region markets turned in strong performances again in 2004, although the advances were less robust than those registered in 2003. The area continued to generate GDP growth rates that were among the world's fastest, while many companies enjoyed enviable earnings growth.

However, fast growth and the sharp rise in energy prices has become an increasing worry to investors concerned about the possibility of inflation. Mainland China's economy was firmly on track and remained an engine for the rest of the region. China's GDP rate slowed in the second quarter of 2004, but largely as a result of government efforts to make growth more manageable, a strategy that appears to have been successful. While Taiwan's economy achieved its fastest growth rate in four years, investors kept a wary eye on U.S. demand, a key factor in Taiwan's export-based economy. Meanwhile, Hong Kong's recovery was boosted by a rebound in consumer spending and a surge in investment.

AMID SURGING GROWTH, CHINA CONTINUES TO ADOPT ECONOMIC REFORMS...

Countries in the Greater China region have continued to embrace economic reforms and modernization programs. We believe that these trends may foster further growth and development and present additional interesting investment opportunities. In the following pages, portfolio manager Pamela Chan discusses the past fiscal year and developments in the Fund.

                                                     Sincerely,

                                                     /s/ Thomas E. Faust

                                                     Thomas E. Faust
                                                     President
                                                     October 6, 2004

FUND INFORMATION
as of August 31, 2004

PERFORMANCE(3)                                                                     CLASS A    CLASS B    CLASS C
----------------------------------------------------------------------------------------------------------------
Average Annual Total Returns (at net asset value)
One Year                                                                            18.51%     18.03%     17.82%
Five Years                                                                           1.20       0.54       0.45
Ten Years                                                                           -1.53      -2.09      -2.30
Life of Fund+                                                                        2.57       0.58      -3.08

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year                                                                            11.72%     13.03%     16.82%
Five Years                                                                           0.00       0.15       0.45
Ten Years                                                                           -2.11      -2.09      -2.30
Life of Fund+                                                                        2.06       0.58      -3.08

+ Inception Dates - Class A: 10/28/92; Class B: 6/7/93; Class C: 12/28/93

MUTUAL FUND SHARES ARE NOT INSURED BY THE FDIC AND ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL INVESTED.

(1) THESE RETURNS DO NOT INCLUDE THE 5.75% MAXIMUM SALES CHARGE FOR THE FUND'S CLASS A SHARES OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES (CDSC) FOR THE FUND'S CLASS B AND CLASS C SHARES. IF SALES CHARGES WERE INCLUDED, PERFORMANCE WOULD HAVE BEEN LOWER. (2) IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX. CALCULATIONS FOR MSCI INDEX USE NET DIVIDENDS, WHICH REFLECT THE DEDUCTION OF WITHHOLDING TAXES. (3) RETURNS ARE HISTORICAL AND ARE CALCULATED BY DETERMINING THE PERCENTAGE CHANGE IN NET ASSET VALUE WITH ALL DISTRIBUTIONS REINVESTED. SEC RETURNS FOR CLASS A REFLECT THE MAXIMUM 5.75% SALES CHARGE. CLASS A SHARES REDEEMED OR EXCHANGED WITHIN 3 MONTHS OF SETTLEMENT OF PURCHASE ARE SUBJECT TO A 1% REDEMPTION FEE. SEC RETURNS FOR CLASS B REFLECT APPLICABLE CDSC BASED ON THE FOLLOWING SCHEDULE: 5% - 1ST AND 2ND YEARS; 4% - 3RD YEAR; 3% - 4TH YEAR; 2% - 5TH YEAR; 1% - 6TH YEAR. SEC 1-YEAR RETURN FOR CLASS C REFLECTS 1% CDSC.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. RETURNS ARE HISTORICAL AND ARE CALCULATED BY DETERMINING THE PERCENTAGE CHANGE IN NET ASSET VALUE WITH ALL DISTRIBUTIONS REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE IS FOR THE STATED TIME PERIOD ONLY; DUE TO MARKET VOLATILITY, THE FUND'S CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE QUOTED RETURN. FOR PERFORMANCE AS OF THE MOST RECENT MONTH-END, PLEASE REFER TO www.eatonvance.com.

EATON VANCE GREATER CHINA GROWTH FUND as of August 31, 2004
MANAGEMENT DISCUSSION

[PHOTO OF PAMELA CHAN]
Pamela Chan
Portfolio Manager

AN INTERVIEW WITH PAMELA CHAN OF LLOYD GEORGE MANAGEMENT, INVESTMENT ADVISER TO GREATER CHINA GROWTH PORTFOLIO.

Q: PAMELA, HOW WOULD YOU CHARACTERIZE THE ECONOMIC AND INVESTMENT CLIMATE IN THE
   CHINA REGION DURING THE PAST FISCAL YEAR?

A: China's economy has continued to perform strongly across the board. Following
   GDP growth of 9.1% year-over-year in 2003, GDP rose 11.1% in the first quarter of 2004, while gross investment rose 23%. Exports rose 34.6% year-over-year in 2003, 34.1% in the first quarter of 2004 and 35.7% year-over-year in the first half of 2004.

   With this dramatic growth as a backdrop, the Chinese government has been taking steps to slow growth in certain areas in order to prevent the development of a bubble. This policy started last year, when the bank deposit reserve requirement was raised to slow credit growth. In the first half of this year, restrictions on new projects were introduced in certain sectors, notably in steel, cement and property.

   The Chinese government has also remained committed to reforms designed to overhaul the institutional framework of the economy, in particular the banking system. At the end of 2003, $45 billion was injected into the Bank of China and China Construction Bank on the condition that they improve their capital adequacy. In January, a number of taxes on farmers were lifted to improve rural living conditions, something the leadership has identified as a priority.

Q: WHAT HAVE BEEN THE CATALYSTS BEHIND CHINA'S GROWTH THIS YEAR?

A: The major catalysts of China's economic growth have not changed significantly from last year: fixed asset investment (FAI) continued to drive GDP growth. Private consumption has also contributed to China's expanding GDP in 2004, although to a smaller extent than FAI growth.

Q: HONG KONG IS THE PORTFOLIO'S LARGEST COUNTRY WEIGHTING. HOW HAS THE ECONOMY
   FARED IN THE FORMER COLONY?

A: In Hong Kong, GDP rose 12.1% in the second quarter of 2004, ahead of market expectations, even when compared to last year's severe acute resiratory syndrome (SARS)-related slowdown. Private consumption rose 10.9% during the same period, the highest rate in almost 13 years. Investment rose 13.2%, the highest rate in three years, while exports rose 18%.

FIVE LARGEST INDUSTRY WEIGHTINGS(1)
By total net assets

[CHART]

DIVERSIFIED OPERATIONS         13.9%
ELECTRIC - INTEGRATED          12.1%
BANKS                          11.3%
TELECOMMUNICATION SERVICES      8.0%
DISTRIBUTION - WHOLESALE        5.0%

REGIONAL DISTRIBUTION(1)
As a percentage of common stock investments

[CHART]

Japan                        0.1%
Hong Kong                   60.8%
Taiwan                      27.6%
China                       11.5%

TEN LARGEST HOLDINGS(1)

CLP Holdings Ltd.                                    5.8%
Jardine Matheson Holdings, Ltd.                      4.9
Chunghwa Telecom Co., Ltd.                           4.7
Hong Kong Electric Holdings, Ltd.                    4.4
Esprit Holdings, Ltd.                                3.7
Shun Tak Holdings, Ltd.                              3.2
Hong Kong and China Gas, Ltd.                        3.1
Swire Pacific, Ltd. - Class A                        2.8
Chinatrust Financial Holding Co. Ltd.                2.7
Hang Seng Bank Ltd.                                  2.7

(1) Because the Fund is actively managed, Industry Weightings, Regional Distribution and Ten Largest Holdings are subject to change. All data as of 8/31/04.

   The signing of the Closer Economic Partnership Arrangement between China and Hong Kong has continued to generate benefits. To facilitate trade and tourism, Beijing announced in January that Hong Kong banks could perform a wider variety of Renminbi-denominated services, such as credit card remittances. Tourism has received a major boost as individual tourists from certain mainland China provinces and cities may now travel to Hong Kong independently, whereas they were previously obliged to travel in groups. This trend has contributed to the strengthening of retail sales, up 10.8% in July 2004. Almost 2 million tourists visited Hong Kong in July, an increase of 54% from the previous year. Importantly, it is not only mainland Chinese tourism that is increasing; arrivals from the U.S. rose 87% in July 2004.

   July of 2004 saw a definite turnaround in the Hong Kong economy, with the first signs of positive inflation emerging after over five years of deflation: July's Consumer Price Index rose 0.9%. Unemployment in the quarter ending July 2004 remained at a two-year low of 6.9%.

Q: AND WHAT ABOUT TAIWAN, ANOTHER LARGE PORTFOLIO WEIGHTING?

A: Taiwan registered impressive growth. In the second quarter of 2004, Taiwan's
   GDP grew 7.7%, slightly lower than in the first quarter. Unemployment fell to a three year low of 4.5% in July, and exports rose 20% in August.

   Taiwan's politics in 2004 were notable for the disruptions to the Presidential election. Relations with Beijing have soured as a result of President Chen's encouragement of discussions about independence. At the same time, however, the value of Taiwan's exports to, and investments in, mainland China mean that the Taiwanese business community is likely to have a restraining influence on any tensions.

   The Portfolio has been underweighted in Taiwan, as we have been cautious on the technology sector in the face of uncertainties over U.S. demand. Within the Portfolio's Taiwan investments, we have focused on the pick-up in domestic demand, with an emphasis on banks and telecom services.

Q: THE FUND REGISTERED A STRONGLY POSITIVE PERFORMANCE IN THE YEAR ENDED AUGUST
   31, 2004. WHAT SECTORS WERE PRIMARILY RESPONSIBLE FOR THAT PERFORMANCE?

A: Performance was primarily supported by commodity stocks driven by China's demand for raw materials. Certain telecom stocks, chosen for their defensive qualities in a generally uncertain market environment, also fared well. Finally, some of the Portfolio's energy stocks performed strongly, benefiting from the high oil price and China's need for energy.

Q: DID THE PORTFOLIO HAVE ANY NOTEWORTHY LAGGARD PERFORMERS?

A: There were relatively few companies that could be described as poor performers. Several of the Portfolio's Hong Kong-based consumer stocks -primarily consumer staples - were somewhat disappointing. However, over the longer term, we remain positive on the consumer-related area as a whole.

Q: AS OF AUGUST 31, 2004, WHERE HAVE YOU BEEN FOCUSING THE PORTFOLIO'S
   INVESTMENTS?

A: From a country standpoint, as of August 31, 2004, 60.8% of the Portfolio's investments were in Hong Kong; another 27.6% of the Portfolio was invested in Taiwan, with 11.5% in mainland China. From a sector standpoint, the Portfolio's largest weighting was diversified operations, at 13.9%, followed by integrated electric companies, at 12.1%, and banks, at 11.3%.

   We continued to focus on three particular themes where China is concerned: outsourcers that are using China as a production base to gain global market share; companies that are potential beneficiaries of domestic demand and the growing affluence of the Chinese consumer; and companies that are likely to benefit from industry restructurings.

Q: COULD YOU GIVE AN EXAMPLE OF THE PORTFOLIO'S INVESTMENTS IN OUTSOURCING
   COMPANIES?

A: Yes. Among China's outsourcers, the textile sector appears poised to receive a boost early next year when import quotas - imposed by World Trade Organization members on China's clothing and textiles - are scheduled to be lifted. Major global buyers are expected to halve the number of countries they source from. The textile sector is also undergoing restructuring. We have focused the Portfolio's investments on companies within the textile space that we believe are dominant players and are continually strengthening their market position, despite the competitive landscape. We have added to our positions in the upstream textile segment, as cotton prices have fallen and subsequently stabilized.

Q: YOU ALSO MENTIONED THAT DOMESTIC DEMAND IS A CENTRAL THEME. COULD YOU EXPAND
   ON THAT?

A: Yes. As an example of the potential of domestic demand, automobile penetration stands at just 2% in China, as compared with 18% in Korea and 44% in Japan. Low interest rates and the growing availability of financing have continued to support growth in auto sales. One industry estimate indicates that 10 million new households could enter the car market between 2004 and 2010.

   Another theme within the domestic consumer sector that we have focused on recently is that of branding. As modern retail channels replace the older convoluted system, and as foreign brands enter China, strong local brands will be well-placed to compete. We have increased our position in companies with strong brands involved in the fashion retail business in Hong Kong and China. We believe that same-store sales growth, new-store growth and operating leverage from economies of scale are improving margins for these retailers.

Q: REPORTS SUGGEST THAT FOREIGN DIRECT INVESTMENT INTO CHINA REMAINS VERY
   STRONG. ARE ANY SECTORS IN THE PORTFOLIO AFFECTED BY THE CONTINUING FOREIGN INVESTMENT?

A: Yes, the Portfolio's position in independent power producers should benefit from continuing foreign investment, as power demand from factories has increased and continues to exceed electricity supply. Our exposure in the coal industry has also benefited from the continuing foreign investment as the power producers continue to use coal as fuel for their power plants.

Q: WHAT SORT OF THREAT DOES THE SURGE IN OIL PRICES POSE TO CHINA AND HONG KONG?
   ARE ANY STOCKS IN THE PORTFOLIO POSSIBLE BENEFICIARIES OF THAT TREND?

A: We believe that the surge in oil prices will directly impact the aviation industry in China and Hong Kong. Sustained oil prices could also hurt the U.S. consumer and, thus, indirectly impact the China and Hong Kong exporters whose key markets are in the U.S. Sustained high oil prices could slow global growth. That would ultimately slow Hong Kong, to a larger extent, through lower export growth, but

[SIDENOTE]

THE VIEWS EXPRESSED IN THIS REPORT ARE THOSE OF THE PORTFOLIO MANAGER AND ARE CURRENT ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THESE VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS, AND EATON VANCE DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR AN EATON VANCE FUND ARE BASED ON MANY FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY EATON VANCE FUND.

   would also affect China's export industry. The Portfolio has positions in the upstream energy exploration and production sectors. These companies are direct beneficiaries of higher oil prices. While some are integrated, i.e., with both upstream and downstream (marketing and refining) assets, they have generally benefited on a net basis from the rise in oil prices from their upstream divisions.

PERFORMANCE                                                                          CLASS A     CLASS B     CLASS C
--------------------------------------------------------------------------------------------------------------------
Average Annual Total Returns (at net asset value)
One Year                                                                              18.51%      18.03%      17.82%
Five Years                                                                             1.20        0.54        0.45
Ten Years                                                                             -1.53       -2.09       -2.30
Life of Fund+                                                                          2.57        0.58       -3.08

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year                                                                              11.72%      13.03%      16.82%
Five Years                                                                             0.00        0.15        0.45
Ten Years                                                                             -2.11       -2.09       -2.30
Life of Fund+                                                                          2.06        0.58       -3.08

+ Inception Dates - Class A: 10/28/92; Class B: 6/7/93; Class C:12/28/93


RETURNS ARE HISTORICAL AND ARE CALCULATED BY DETERMINING THE PERCENTAGE CHANGE IN NET ASSET VALUE WITH ALL DISTRIBUTIONS REINVESTED. SEC RETURNS FOR CLASS A REFLECT THE MAXIMUM 5.75% SALES CHARGE. CLASS A SHARES REDEEMED OR EXCHANGED WITHIN 3 MONTHS OF SETTLEMENT OR PURCHASE ARE SUBJECT TO A 1% REDEMPTION FEE. SEC RETURNS FOR CLASS B REFLECT APPLICABLE CDSC BASED ON THE FOLLOWING SCHEDULE:
5% - 1ST AND 2ND YEARS; 4% - 3RD YEAR; 3% - 4TH YEAR; 2% - 5TH YEAR; 1% - 6TH YEAR. SEC 1-YEAR RETURN FOR CLASS C REFLECTS 1% CDSC.

[CHART]

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EATON VANCE GREATER CHINA GROWTH FUND CLASS A VS. THE MORGAN STANLEY CAPITAL INTERNATIONAL GOLDEN DRAGON INDEX AND THE MORGAN STANLEY CAPITAL INTERNATIONAL ALL COUNTRY FAR EAST FREE EX-JAPAN INDEX*


                              EATON VANCE                                    MCSI ALL                MCSI
                             GREATER CHINA     FUND, INCLUDING             COUNTRY FAR              GOLDEN
                              GROWTH FUND,      MAXIMUM SALES           EAST FREE EX-JAPAN          DRAGON
              DATE             CLASS A             CHARGE                     INDEX                 INDEX
            8/31/1994            10,000             9,425                     10,000                    I
            9/30/1994           9923.61           9352.13                    9839.18                    I
           10/31/1994           9885.42           9316.14                   10030.27                    I
           11/30/1994           8975.17           8458.31                    9075.05                    V
           12/31/1994           8893.14           8380.99                    8850.82
            1/31/1995           7932.06           7475.27                    7901.58
            2/28/1995           8604.82           8109.28                    8700.15
            3/31/1995           8726.55              8224                    8741.89
            4/30/1995           8611.22           8115.31                    8659.16
            5/31/1995            9392.9           8851.97                    9714.20
            6/30/1995           9245.53           8713.09                    9568.13
            7/31/1995           9521.04           8972.74                    9719.20
            8/31/1995           9117.39           8592.33                    9256.77
            9/30/1995           9264.75           8731.21                    9417.40
           10/31/1995           9053.32           8531.95                    9274.33
           11/30/1995            8854.7           8344.76                    9176.92
           12/31/1995           9207.09           8676.86                    9633.56
            1/31/1996           10104.1           9522.21                   10516.48
            2/29/1996           9943.91           9371.26                   10480.37
            3/31/1996            9841.4           9274.64                   10564.73
            4/30/1996           10059.2           9479.94                   10860.37
            5/31/1996           10148.9           9564.48                   10754.68
            6/30/1996           9879.84           9310.87                   10537.98
            7/31/1996           9264.75           8731.21                    9778.77
            8/31/1996           9597.93           9045.19                   10131.85
            9/30/1996           9867.03            9298.8                   10387.73               10,000
           10/31/1996           9802.95           9238.42                   10191.50               10,205
           11/30/1996           10475.7           9872.42                   10775.00               10,983
           12/31/1996           10666.2          10051.89                   10706.40               11,019
            1/31/1997           10804.2          10181.95                   10861.98               10,970
            2/28/1997           11119.6          10479.23                   10902.36               11,148
            3/31/1997           10442.7           9841.31                   10306.48               10,599
            4/30/1997           10685.9          10070.47                   10043.45               10,944
            5/31/1997           11875.4          11191.47                   10553.45               11,735
            6/30/1997             13032          12281.51                   10835.58               12,602
            7/31/1997           13505.2          12727.44                   10888.36               13,484
            8/31/1997           12550.3           11827.5                    8883.60               12,122
            9/30/1997           12032.9          11339.97                    8816.84               12,135
           10/31/1997           8461.33           7974.05                    6665.97                8,903
           11/30/1997           8099.92           7633.45                    6241.99                8,814
           12/31/1997           8014.88            7553.3                    5962.63                8,945
            1/31/1998           6852.68           6458.04                    5460.50                7,919
            2/28/1998           8454.24           7967.37                    6713.31                9,542
            3/31/1998           8255.82           7780.37                    6549.45                9,240
            4/30/1998           7511.73           7079.14                    5875.03                8,298
            5/31/1998           6519.62           6144.16                    4965.14                7,282
            6/30/1998           6009.39           5663.31                    4424.69                6,851
            7/31/1998           5591.28           5269.28                    4301.93                6,458
            8/31/1998           4861.37            4581.4                    3637.19                5,760
            9/30/1998           5470.81           5155.75                    4029.07                6,581
           10/31/1998           6328.28           5963.84                    5129.29                8,303
           11/30/1998           6462.92           6090.73                    5596.46                8,453
           12/31/1998           6257.41           5897.05                    5675.28                8,065
            1/31/1999           5704.66           5376.14                    5484.41                7,593
            2/28/1999           5669.23           5342.74                    5378.90                7,746
            3/31/1999           6066.08           5716.74                    5983.54                8,683
            4/30/1999           7249.53           6832.03                    7366.27               10,277
            5/31/1999           6916.46           6518.15                    7063.56                9,575
            6/30/1999           8241.65           7767.01                    8278.78               10,954
            7/31/1999           7858.97           7406.38                    7949.61               10,242
            8/31/1999           8078.66           7613.41                    8079.54               10,718
            9/30/1999           7575.51           7139.24                    7430.83               10,191
           10/31/1999           7929.84           7473.16                    7790.69               10,632
           11/30/1999            9162.9           8635.21                    8575.03               11,538
           12/31/1999           10041.6           9463.34                    9192.62               12,621
            1/31/2000           10147.9           9563.51                    8987.88               12,687
            2/29/2000           10955.8          10324.85                    8506.30               12,884
            3/31/2000           11806.2          11126.26                    8915.25               13,288
            4/30/2000           9906.98           9336.45                    8191.54               11,965
            5/31/2000           9446.36           8902.35                    7537.81               11,220
            6/30/2000           10169.2           9583.55                    7895.80               11,538
            7/31/2000           10211.7           9623.62                    7607.10               11,755
            8/31/2000           10055.8           9476.69                    7515.78               11,460
            9/30/2000           9035.34              8515                    6644.88               10,132
           10/31/2000            8319.6           7840.48                    6125.32                9,280
           11/30/2000           7979.44           7519.91                    5821.92                8,657
           12/31/2000           8043.22           7580.02                    5808.94                8,836
            1/31/2001           8865.26           8354.72                    6589.20               10,005
            2/28/2001           8291.25           7813.76                    6268.84                9,477
            3/31/2001           7419.61           6992.32                    5599.42                8,687
            4/30/2001            7688.9            7246.1                    5621.02                8,591
            5/31/2001           7568.42           7132.56                    5588.90                8,374
            6/30/2001           7277.88           6858.75                    5470.22                8,122
            7/31/2001           6795.99           6404.61                    5260.17                7,609
            8/31/2001           6115.68           5763.49                    5175.83                7,144
            9/30/2001           5343.25           5035.54                    4352.41                6,009
           10/31/2001           5704.66           5376.14                    4575.76                6,352
           11/30/2001           6328.28           5963.84                    5206.96                7,164
           12/31/2001           6647.17           6264.37                    5678.65                7,881
            1/31/2002           6824.34           6431.33                    5911.24                7,842
            2/28/2002           6675.52           6291.08                    5926.34                7,562
            3/31/2002           6944.81           6544.86                    6356.49                8,105
            4/30/2002           7058.19           6651.72                    6447.87                8,287
            5/31/2002           7100.71           6691.79                    6322.51                8,023
            6/30/2002           6618.83           6237.65                    5981.24                7,500
            7/31/2002           6221.98           5863.66                    5760.90                7,126
            8/31/2002           5888.91           5549.78                    5633.28                6,815
            9/30/2002            5421.2              5109                    4992.85                6,121
           10/31/2002            5527.5           5209.18                    5260.58                6,464
           11/30/2002           5704.66           5376.14                    5526.11                6,746
           12/31/2002           5562.93           5242.57                    5146.38                6,322
            1/31/2003           5796.79           5462.96                    5207.25                6,671
            2/28/2003           5733.01           5402.85                    4971.58                6,297
            3/31/2003           5598.37           5275.96                    4743.70                6,071
            4/30/2003           5541.67           5222.53                    4916.86                6,006
            5/31/2003           6151.12           5796.88                    5343.07                6,609
            6/30/2003           6413.32           6043.98                    5652.68                6,910
            7/31/2003           6881.03           6484.76                    6136.45                7,547
            8/31/2003           7235.36           6818.68                    6585.48                8,289
            9/30/2003           7334.57           6912.18                    6615.75                8,518
           10/31/2003           7936.92           7479.84                    7176.08                9,140
           11/30/2003           7915.67           7459.81                    7067.97                8,937
           12/31/2003           8560.21           8067.23                    7437.42                9,382
            1/31/2004           8965.13           8448.84                    7935.37               10,025
            2/29/2004           9412.68           8870.61                    8228.66               10,442
            3/31/2004           9114.32           8589.43                    8063.74                9,883
            4/30/2004           8268.95           7792.75                    7594.38                9,149
            5/31/2004           8233.43           7759.27                    7488.60                9,211
            6/30/2004           8283.16           7806.14                    7344.42                9,103
            7/31/2004           8268.95           7792.75                    7144.07                8,918
            8/31/2004           8574.42           8080.62                    7516.48                9,402

*For the period from 8/31/94 -12/31/98, the MSCI Index data was calculated using gross dividends, without consideration for taxes; from 12/31/98-8/31/04, the Index data was calculated using dividends net of taxes. The calculation of dividends net of taxes was first available on 12/31/98. The Index line on the chart reflects that adjustment.

**For the period from 9/30/96 -12/31/00, the MSCI Index data was calculated using gross dividends, without consideration for taxes; from 12/31/00-8/31/04, the Index data was calculated using dividends net of taxes. The calculation of dividends net of taxes was first available on 12/31/00. The Index line on the chart reflects that adjustment.

* SOURCES: THOMSON FINANCIAL; BLOOMBERG; LIPPER INC. INVESTMENT OPERATIONS COMMENCED 10/28/92. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THEIR ORIGINAL COST.

   THE PERFORMANCE CHART ABOVE COMPARES THE FUND'S TOTAL RETURN WITH THAT OF A BROAD-BASED SECURITIES MARKET INDEX. RETURNS ARE CALCULATED BY DETERMINING THE PERCENTAGE CHANGE IN NET ASSET VALUE (NAV) WITH ALL DISTRIBUTIONS REINVESTED. THE LINES ON THE CHART REPRESENT THE TOTAL RETURNS OF $10,000 HYPOTHETICAL INVESTMENTS IN THE FUND AND THE THE MSCIGOLDEN DRAGON INDEX - A BROAD-BASED INDEX OF COMMON STOCKS TRADED IN CHINA, HONG KONG AND TAIWAN. THE MSCIGOLDEN DRAGON INDEX COMMENCED ON SEPTEMBER 30, 1996; FOR THE PERIOD FROM 9/30/96 -12/31/00, THE MSCI GOLDEN DRAGON INDEX DATA WERE CALCULATED USING GROSS DIVIDENDS, WITHOUT CONSIDERATION FOR TAXES; FROM 12/31/00-8/31/04, THE INDEX DATA WERE CALCULATED USING DIVIDENDS NET OF TAXES. THE CALCULATION OF DIVIDENDS NET OF TAXES WAS FIRST AVAILABLE ON 12/31/00. THE INDEX LINE ON THE CHART REFLECTS THAT ADJUSTMENT. BECAUSE THE MSCI GOLDEN DRAGON INDEX BEGINS ON 9/31/96, WE ARE ALSO INLCUDED THE FUND'S PREVIOUS BENCHMARK, THE MSCI ALL COUNTRY FAR EAST FREE EX-JAPAN INDEX - A BROAD-BASED INDEX OF COMMON STOCKS TRADED IN THE ASIAN MARKETS - FOR A COMPARISON DATING FROM 8/31/94. A $10,000 INVESTMENT IN THE FUND'S CLASS B SHARES ON 8/31/94 AT NET ASSET VALUE WOULD HAVE BEEN WORTH $8,098 ON AUGUST 31, 2004. A $10,000 INVESTMENT IN THE FUND'S CLASS C SHARES ON 8/31/94 AT NET ASSET VALUE WOULD HAVE BEEN WORTH $7,927 ON AUGUST 31, 2004. THE GRAPH AND PERFORMANCE TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE INDEX'S TOTAL RETURN DOES NOT REFLECT ANY COMMISSIONS OR EXPENSES THAT WOULD HAVE BEEN INCURRED IF AN INVESTOR INDIVIDUALLY PURCHASED OR SOLD THE SECURITIES REPRESENTED IN THE INDEX. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. RETURNS ARE HISTORICAL AND ARE CALCULATED BY DETERMINING THE PERCENTAGE CHANGE IN NET ASSET VALUE OR OFFERING PRICE (AS APPLICABLE) WITH ALL DISTRIBUTIONS REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE IS FOR THE STATED TIME PERIOD ONLY; DUE TO MARKET VOLATILITY, THE FUND'S CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE QUOTED RETURN. FOR PERFORMANCE AS OF THE MOST RECENT MONTH-END, PLEASE REFER TO www.eatonvance.com.

EATON VANCE GLOBAL GROWTH FUND as of August 31, 2004

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2004 - August 31, 2004).

Actual Expenses: The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                         EATON VANCE GLOBAL GROWTH FUND

                              BEGINNING ACCOUNT VALUE   ENDING ACCOUNT VALUE   EXPENSES PAID DURING PERIOD*
                                      (3/1/04)                (8/31/04)             (3/1/04 - 8/31/04)
-----------------------------------------------------------------------------------------------------------
Actual
Class A                             $ 1,000.00                $ 907.30                  $ 11.75
Class B                             $ 1,000.00                $ 904.90                  $ 14.13
Class C                             $ 1,000.00                $ 904.80                  $ 14.12
Class D                             $ 1,000.00                $ 904.90                  $ 14.13

Hypothetical
(5% return before expenses)
Class A                             $ 1,000.00               $ 1,012.80                 $ 12.40
Class B                             $ 1,000.00               $ 1,010.30                 $ 14.91
Class C                             $ 1,000.00               $ 1,010.30                 $ 14.91
Class D                             $ 1,000.00               $ 1,010.30                 $ 14.91


* Expenses are equal to the Fund's annualized expense ratio of 2.45% for Class A shares, 2.95% for Class B shares, 2.95% for Class C, and 2.95% for Class D shares multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on February 29, 2004. The Example reflects the expenses of both the Fund and the Portfolio.

EATON VANCE GREATER CHINA GROWTH FUND as of August 31, 2004

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

AS OF AUGUST 31, 2004

ASSETS

Investment in Greater China Growth Portfolio, at value
   (identified cost, $82,136,648)                                             $    95,455,925
Receivable for Fund shares sold                                                        91,573
---------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                  $    95,547,498
---------------------------------------------------------------------------------------------

LIABILITIES

Payable for Fund shares redeemed                                              $       130,082
Payable to affiliate for distribution and service fees                                  7,652
Accrued expenses                                                                       96,332
---------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                             $       234,066
---------------------------------------------------------------------------------------------
NET ASSETS                                                                    $    95,313,432
---------------------------------------------------------------------------------------------

SOURCES OF NET ASSETS

Paid-in capital                                                               $   123,868,953
Accumulated net realized loss from Portfolio (computed on the basis of
   identified cost)                                                               (42,068,530)
Accumulated undistributed net investment income                                       193,732
Net unrealized appreciation from Portfolio (computed on the basis of
   identified cost)                                                                13,319,277
---------------------------------------------------------------------------------------------
TOTAL                                                                         $    95,313,432
---------------------------------------------------------------------------------------------

CLASS A SHARES

NET ASSETS                                                                    $    70,922,669
SHARES OUTSTANDING                                                                  5,877,059
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
   (net assets DIVIDED BY shares of beneficial interest outstanding)          $         12.07
MAXIMUM OFFERING PRICE PER SHARE
   (100 DIVIDED BY 94.25 of $12.07)                                           $         12.81
---------------------------------------------------------------------------------------------

CLASS B SHARES

NET ASSETS                                                                    $    13,364,795
SHARES OUTSTANDING                                                                  1,268,288
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE
   (net assets DIVIDED BY shares of beneficial interest outstanding)          $         10.54
---------------------------------------------------------------------------------------------

CLASS C SHARES

NET ASSETS                                                                    $    11,025,968
SHARES OUTSTANDING                                                                  1,543,244
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE
   (net assets DIVIDED BY shares of beneficial interest outstanding)          $          7.14
---------------------------------------------------------------------------------------------

On sales of $50,000 or more, the offering price of Class A shares is reduced.

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED
AUGUST 31, 2004

INVESTMENT INCOME

Dividends allocated from Portfolio (net of foreign taxes, $244,082)           $     2,718,315
Interest allocated from Portfolio                                                      18,526
Expenses allocated from Portfolio                                                  (1,157,693)
---------------------------------------------------------------------------------------------
NET INVESTMENT INCOME FROM PORTFOLIO                                          $     1,579,148
---------------------------------------------------------------------------------------------

EXPENSES

Management fee                                                                $       232,543
Trustees' fees and expenses                                                             1,434
Distribution and service fees
   Class A                                                                            266,271
   Class B                                                                            301,345
   Class C                                                                             96,290
Transfer and dividend disbursing agent fees                                           355,626
Printing and postage                                                                   87,373
Registration fees                                                                      51,240
Legal and accounting services                                                          18,362
Custodian fee                                                                          18,201
Miscellaneous                                                                           6,005
---------------------------------------------------------------------------------------------
TOTAL EXPENSES                                                                $     1,434,690
---------------------------------------------------------------------------------------------
Deduct --
   Reduction of custodian fee                                                 $        18,201
---------------------------------------------------------------------------------------------
TOTAL EXPENSE REDUCTIONS                                                      $        18,201
---------------------------------------------------------------------------------------------

NET EXPENSES                                                                  $     1,416,489
---------------------------------------------------------------------------------------------

NET INVESTMENT INCOME                                                         $       162,659
---------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM PORTFOLIO

Net realized gain (loss) --
   Investment transactions (identified cost basis)                            $    12,170,136
   Foreign currency transactions                                                      (94,447)
---------------------------------------------------------------------------------------------
NET REALIZED GAIN                                                             $    12,075,689
---------------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
   Investments (identified cost basis)                                        $       373,992
   Foreign currency                                                                   (84,275)
---------------------------------------------------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                          $       289,717
---------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN                                              $    12,365,406
---------------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS FROM OPERATIONS                                    $    12,528,065
---------------------------------------------------------------------------------------------

                        See notes to financial statements

STATEMENTS OF CHANGES IN NET ASSETS

                                                               YEAR ENDED         YEAR ENDED
                                                               AUGUST 31, 2004    AUGUST 31, 2003
-------------------------------------------------------------------------------------------------
INCREASE (DECREASE)
IN NET ASSETS

From operations --
   Net investment income                                       $       162,659    $         2,578
   Net realized gain (loss) from Investment
      transactions, and foreign currency                            12,075,689         (5,289,451)
   Net change in unrealized appreciation
      (depreciation) from investments,
      and foreign currency                                             289,717         17,474,384
-------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM OPERATIONS                     $    12,528,065    $    12,187,511
-------------------------------------------------------------------------------------------------
Distributions to shareholders --
   From net investment income
      Class A                                                  $       (91,467)   $            --
-------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS                            $       (91,467)   $            --
-------------------------------------------------------------------------------------------------
Transactions in shares of beneficial interest --
   Proceeds from sale of shares
      Class A*                                                 $    52,543,892    $    15,693,512
      Class B                                                        8,009,968          4,759,370
      Class C                                                       11,040,474         10,943,709
   Net asset value of shares issued to
      shareholders in payment of
      distributions declared
      Class A                                                           71,815                 --
   Cost of shares redeemed
      Class A                                                      (16,002,942)       (15,248,258)
      Class B                                                      (40,494,201)        (6,629,497)
      Class C                                                       (4,373,209)       (10,831,188)
   Redemption Fees*                                                    235,642             36,146
-------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
   FUND SHARE TRANSACTIONS                                     $    11,031,439    $    (1,276,206)
-------------------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS                                     $    23,468,037    $    10,911,305
-------------------------------------------------------------------------------------------------

NET ASSETS

At beginning of year                                           $    71,845,395    $    60,934,090
-------------------------------------------------------------------------------------------------
AT END OF YEAR                                                 $    95,313,432    $    71,845,395
-------------------------------------------------------------------------------------------------

ACCUMULATED UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF)
NET INVESTMENT INCOME INCLUDED IN NET ASSETS

AT END OF YEAR                                                 $       193,732    $      (151,280)
-------------------------------------------------------------------------------------------------

* Certain prior year amounts have been reclassified to conform to the current year presentation.

                        See notes to financial statements

FINANCIAL HIGHLIGHTS

                                                                                        CLASS A
                                                         ----------------------------------------------------------------------
                                                                                 YEAR ENDED AUGUST 31,
                                                         ----------------------------------------------------------------------
                                                           2004(1)        2003(1)       2002(1)        2001(1)        2000(1)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year                     $    10.210    $     8.310   $     8.630    $    14.190    $    11.400
-------------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM OPERATIONS

Net investment income (loss)                             $     0.104    $     0.026   $    (0.042)   $    (0.045)   $    (0.069)
Net realized and unrealized gain (loss)                        1.761          1.862        (0.278)        (5.515)         2.859
-------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM OPERATIONS                      $     1.865    $     1.888   $    (0.320)   $    (5.560)   $     2.790
-------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS

From net investment income                               $    (0.028)   $        --   $        --    $        --    $        --
-------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                      $    (0.028)   $        --   $        --    $        --    $        --
-------------------------------------------------------------------------------------------------------------------------------

Redemption fees                                          $     0.023    $     0.012   $        --    $        --    $        --
-------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR                           $    12.070    $    10.210   $     8.310    $     8.630    $    14.190
-------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(3)                                                18.51%         22.86%        (3.71)%       (39.18)%        24.47%
-------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's omitted)                  $    70,923    $    30,892   $    25,091    $    31,649    $    66,428
Ratios (As a percentage of average daily net assets):
   Expenses(4)                                                  2.67%          3.07%         2.68%          2.42%          2.30%
   Expenses after custodian fee reduction(4)                    2.55%          2.87%         2.37%          2.20%          2.08%
   Net investment income (loss)                                 0.88%          0.31%        (0.46)%        (0.40)%        (0.51)%
Portfolio Turnover of the Portfolio                              124%           114%          155%            35%            34%
-------------------------------------------------------------------------------------------------------------------------------

(1) Net investment income (loss) per share was computed using average shares outstanding.

(2)  Calculated based on average shares outstanding during the period.

(3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(4)  Includes the Fund's share of the Portfolio's allocated expenses.

                        See notes to financial statements

                                                                                        CLASS B
                                                         ----------------------------------------------------------------------
                                                                                 YEAR ENDED AUGUST 31,
                                                         ----------------------------------------------------------------------
                                                           2004(1)        2003(1)       2002(1)        2001(1)        2000(1)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year                     $     8.930    $     7.320   $     7.660    $    12.710    $    10.260
-------------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM OPERATIONS

Net investment loss                                      $    (0.105)   $    (0.016)  $    (0.078)   $    (0.092)   $    (0.120)
Net realized and unrealized gain (loss)                        1.680          1.626        (0.262)        (4.958)         2.570
-------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM OPERATIONS                      $     1.575    $     1.610   $    (0.340)   $    (5.050)   $     2.450
-------------------------------------------------------------------------------------------------------------------------------

Redemption fees                                          $     0.035    $        --   $        --    $        --    $        --
-------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR                           $    10.540    $     8.930   $     7.320    $     7.660    $    12.710
-------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(2)                                                18.03%         21.99%        (4.44)%       (39.73)%        23.88%
-------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's omitted)                  $    13,365    $    37,282   $    32,946    $    41,907    $    90,742
Ratios (As a percentage of average daily net assets):
   Expenses(3)                                                  3.17%          3.57%         3.18%          2.93%          2.77%
   Expenses after custodian fee reduction(3)                    3.05%          3.37%         2.87%          2.71%          2.55%
   Net investment loss                                         (1.02)%        (0.22)%       (0.96)%        (0.91)%        (0.97)%
Portfolio Turnover of the Portfolio                              124%           114%          155%            35%            34%
-------------------------------------------------------------------------------------------------------------------------------

(1) Net investment loss per share was computed using average shares outstanding.

(2) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(3)  Includes the Fund's share of the Portfolio's allocated expenses.

                        See notes to financial statements

                                                                                        CLASS C
                                                         ----------------------------------------------------------------------
                                                                                 YEAR ENDED AUGUST 31,
                                                         ----------------------------------------------------------------------
                                                           2004(1)        2003(1)       2002(1)        2001(1)        2000(1)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year                     $     6.060    $     4.970   $     5.210    $     8.640    $     6.980
-------------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM OPERATIONS

Net investment loss                                      $        --(4) $    (0.008)  $    (0.049)   $    (0.063)   $    (0.083)
Net realized and unrealized gain (loss)                        1.060          1.098        (0.191)        (3.367)         1.743
-------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM OPERATIONS                      $     1.060    $     1.090   $    (0.240)   $    (3.430)   $     1.660
-------------------------------------------------------------------------------------------------------------------------------

Redemption fees                                          $     0.020    $        --   $        --    $        --    $        --
-------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR                           $     7.140    $     6.060   $     4.970    $     5.210    $     8.640
-------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(2)                                                17.82%         21.93%        (4.61)%       (39.70)%        23.78%
-------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's omitted)                  $    11,026    $     3,672   $     2,897    $     3,489    $     8,851
Ratios (As a percentage of average daily net assets):
   Expenses(3)                                                  3.17%          3.57%         3.18%          2.92%          2.80%
   Expenses after custodian fee reduction(3)                    3.05%          3.37%         2.87%          2.70%          2.58%
   Net investment loss                                         (0.01)%        (0.15)%       (0.89)%        (0.91)%        (0.99)%
Portfolio Turnover of the Portfolio                              124%           114%          155%            35%            34%
-------------------------------------------------------------------------------------------------------------------------------

(1) Net investment loss per share was computed using average shares outstanding.

(2) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(3)  Includes the Fund's share of the Portfolio's allocated expenses.

(4)  Equal to less than $0.001 per share.

                        See notes to financial statements

EATON VANCE GREATER CHINA GROWTH FUND as of August 31, 2004

NOTES TO FINANCIAL STATEMENTS

1  SIGNIFICANT ACCOUNTING POLICIES

   Eaton Vance Greater China Growth Fund (the Fund) is a non-diversified series of Eaton Vance Growth Trust (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are subject to a contingent deferred sales charge (see Note 6). Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Greater China Growth Portfolio (the Portfolio), a New York trust, having the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (99.9% at August 31, 2004). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

   The Trustees have adopted a conversion feature pursuant to which Class B shares of the Fund automatically convert to Class A shares eight years after their purchase as described in the Fund's prospectus.

   The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

   A INVESTMENT VALUATION -- Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

   B INCOME -- The Fund's net investment income consists of the Fund's pro-rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with accounting principles generally accepted in the United States of America.

   C EXPENSE REDUCTION -- Investors Bank & Trust Company (IBT) serves as custodian to the Fund and the Portfolio. Pursuant to the respective custodian agreements, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Fund or the Portfolio maintains with IBT. All credit balances used to reduce the Fund's and the Portfolio's custodian fees are reported as a reduction of total expenses in the Statement of Operations.

   D FEDERAL TAXES -- The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its net investment income and any net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. At August 31, 2004, the Fund, for federal income tax purposes, had capital loss carryovers which will reduce the taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryovers will expire August 31, 2007, August 31, 2008 and August 31, 2011 ($37,588,522, $1,617,906 and $3,315,639), respectively.

   E USE OF ESTIMATES -- The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

   F INDEMNIFICATIONS -- Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund and shareholders are indemnified against personal liability for obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

   G OTHER -- Investment transactions are accounted for on a trade-date basis.

   H EXPENSES -- The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

   I REDEMPTION FEES -- Upon the redemption or exchange of shares held by Class A shareholders for less than three months, a fee of 1% of the current net asset value of the shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital and amounted to $235,642 for the year ended August 31, 2004.

2  DISTRIBUTIONS TO SHAREHOLDERS

   It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of the net investment income allocated to the Fund by the Portfolio, less the Fund's direct expenses and at least one distribution annually of all or substantially all of the net realized capital gains (reduced by any available capital loss carryforwards from prior years) allocated to the Fund by the Portfolio, if any. Shareholders may reinvest all distributions in shares of the Fund at the per share net asset value as of the close of business on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Generally accepted accounting principles require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

   The tax character of distributions paid for the year ended August 31, 2004 was as follows:

                                            YEAR ENDED AUGUST 31,
                                            ----------------------
                                                     2004
   ---------------------------------------------------------------
   Distributions declared from:
   Ordinary income                                $  91,467

   The Fund paid no distributions for the year ended August 31, 2003.

   During the year ended August 31, 2004, accumulated net investment income was increased by $273,820, accumulated undistributed net realized loss increased by $274,138, and paid-in-capital increased by $318 primarily due to differences between book and tax accounting for investment transactions. This change had no effect on the net assets or the net asset value per share.

   As of August 31, 2004, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

     Undistributed ordinary income       $       193,732
     Capital loss carryforwards          $   (42,522,067)
     Unrealized appreciation             $    13,324,675
     Other temporary differences         $       453,540

3  SHARES OF BENEFICIAL INTEREST

   The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

                                                   YEAR ENDED AUGUST 31,
                                               ---------------------------
   CLASS A                                           2004           2003
   -----------------------------------------------------------------------
   Sales                                          4,217,751      1,857,411
   Issued to shareholders electing to receive
     payments of distributions in Fund shares         6,289             --
   Redemptions                                   (1,373,769)    (1,848,777)
   -----------------------------------------------------------------------
   NET INCREASE                                   2,850,271          8,634
   -----------------------------------------------------------------------

                                                   YEAR ENDED AUGUST 31,
                                               ---------------------------
   CLASS B                                           2004           2003
   -----------------------------------------------------------------------
   Sales                                            759,986        626,084
   Redemptions                                   (3,668,021)      (948,779)
   -----------------------------------------------------------------------
   NET DECREASE                                  (2,908,035)      (322,695)
   -----------------------------------------------------------------------

                                                   YEAR ENDED AUGUST 31,
                                               ---------------------------
   CLASS C                                           2004           2003
   -----------------------------------------------------------------------
   Sales                                          1,558,554      2,234,319
   Redemptions                                     (621,433)    (2,210,671)
   -----------------------------------------------------------------------
   NET INCREASE                                     937,121         23,648
   -----------------------------------------------------------------------

4  MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

   The management fee is earned by Eaton Vance Management (EVM) as compensation for management and administration of the business affairs of the Fund. The fee is based on a percentage of average daily net assets. For the year ended August 31, 2004, the fee was equivalent to 0.25% of the Fund's average net assets for such period and amounted to $232,543. Except for Trustees of the Fund who are not members of EVM's organization, officers and Trustees receive remuneration for their services to the Fund out of such management fee. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of those services. During the year ended August 31, 2004, EVM earned $23,530 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM and the Fund's principal underwriter, received approximately $56,399 as its portion of the sales charge on sales of Class A shares for the year ended August 31, 2004. Certain officers and Trustees of the Fund and of the Portfolio are officers of the above organization.

5  DISTRIBUTION AND SERVICE PLANS

   The Fund has in effect distribution plans for Class A shares (Class A Plan), Class B shares (Class B Plan) and Class C shares (Class C Plan) (collectively the Plans), pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plans require the Fund to pay EVD amounts equal to 1/365 of 0.75% of the Fund's average daily net assets attributable to both Class B and Class C shares and an amount equal to (a) 0.50% of that portion of the Fund's Class A shares average daily net assets attributable to Class A shares of the Fund which have remained outstanding for less than one year and (b) 0.25% of that portion of the Fund's Class A shares average daily net assets which is attributable to Class A shares of the Fund which have remained outstanding for more than one year, for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding uncovered distribution charges, which are equivalent to the sum of (i) 5% and 6.25% of the aggregate amount received by the Fund for the Class B and Class C shares sold, respectively plus, (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of uncovered distribution charges of EVD of each respective class reduced by the aggregate amount of contingent deferred sales charges (see Note 6) and daily amounts theretofore paid to EVD by each respective class. The Fund paid or accrued approximately $163,085, $226,009 and $72,219 for Class A, Class B, and Class C shares, respectively to or payable to EVD for the year ended August 31, 2004, representing approximately 0.31%, 0.75%, and 0.75% of the average daily net assets for Class A, Class B, and Class C shares, respectively. At August 31, 2004, the amount of Uncovered Distribution Charges EVD calculated under the Plan was approximately $2,234,000 and $7,128,000 for Class B and Class C shares, respectively.

   The Plan authorizes the Fund to make payments of service fees to EVD, investment dealers and other persons in amounts not exceeding 0.25% of the Fund's average daily net assets attributable to Class A shares based on the value of Fund shares sold by such persons and remaining outstanding for at least one year. Service fee payments will be made for personal services and/or the maintenance of shareholder accounts. Class B and Class C Plans authorize the Fund to make service fee payments equal to 0.25% per annum of the Fund's average daily net assets attributable to Class B and Class C shares. Service fees are separate and distinct from the sales commissions and distribution fees payable by the Fund to EVD, and, as such are not subject to automatic discontinuance when there are no outstanding uncovered distribution charges of EVD. Service fee payments for the year ended August 31, 2004 amounted to approximately $103,186, $75,336 and $24,071 for Class A, Class B and Class C shares, respectively.

   Certain officers and Trustees of the Fund are officers or directors of EVD.

6  CONTINGENT DEFERRED SALES CHARGE

   A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class A shares made within three months of purchase, Class B shares made within six years of purchase and Class C shares made within one year of purchase. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gains distributions. Class A shares will be subject to a 1% CDSC if redeemed within three months of purchase. Class B CDSC is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares will be subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSC charges are paid to EVD to reduce the amount of uncovered distribution charges calculated under each Fund's Distribution Plan (see Note
   5). CDSC charges received when no uncovered distribution charges exist will be credited to the Fund. EVD received approximately $700, $32,000 and $14,000 of CDSC paid by shareholders for Class A shares, Class B shares and Class C shares, respectively, for the year ended August 31, 2004.

7  INVESTMENT TRANSACTIONS

   Increases and decreases in the Fund's investment in the Portfolio aggregated $39,805,742 and $30,123,035, respectively, for the year ended August 31, 2004.

EATON VANCE GREATER CHINA GROWTH FUND as of August 31, 2004

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE TRUSTEES OF EATON VANCE GROWTH TRUST AND SHAREHOLDERS OF EATON VANCE GREATER CHINA GROWTH FUND:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Greater China Growth Fund (one of the series constituting Eaton Vance Growth Trust) as of August 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Eaton Vance Greater China Growth Fund series of Eaton Vance Growth Trust at August 31, 2004, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
October 19, 2004

EATON VANCE GREATER CHINA GROWTH FUND as of August 31, 2004

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you receive in January 2005 will show the tax status of all distributions paid to your account in calendar 2004. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Fund's fiscal year end regarding the status of qualified dividend income for individuals, the dividends received deduction for corporations, and the foreign tax credit.

QUALIFIED DIVIDEND INCOME. The Fund designates approximately $2,634,843, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

DIVIDENDS RECEIVED DEDUCTION. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund's dividend distribution that qualifies under tax law. Of the Fund's fiscal 2004 ordinary income dividends, 0% qualifies for the corporate dividends received deduction.

FOREIGN TAX CREDIT. For the fiscal year ended August 31, 2004, the Fund paid foreign taxes of $244,082 and recognized foreign source income of $2,980,923.

GREATER CHINA GROWTH PORTFOLIO as of August 31, 2004

PORTFOLIO OF INVESTMENTS

COMMON STOCKS -- 94.0%

SECURITY                                                     SHARES       VALUE
---------------------------------------------------------------------------------------
CHINA -- 10.8%

AUTO MANUFACTURER -- 1.2%

Denway Motors, Ltd.                                           2,781,000   $   1,102,334
---------------------------------------------------------------------------------------
                                                                          $   1,102,334
---------------------------------------------------------------------------------------

COSMETICS & TOILETRIES -- 1.1%

Hengan International Group Co., Ltd.                          1,846,000   $   1,095,040
---------------------------------------------------------------------------------------
                                                                          $   1,095,040
---------------------------------------------------------------------------------------

INSURANCE -- 1.3%

China Insurance International Holdings Co., Ltd.              3,022,000   $   1,246,480
---------------------------------------------------------------------------------------
                                                                          $   1,246,480
---------------------------------------------------------------------------------------

MINING -- 1.4%

Yanzhou Coal Mining Co., Ltd.                                 1,232,000   $   1,343,710
---------------------------------------------------------------------------------------
                                                                          $   1,343,710
---------------------------------------------------------------------------------------

OIL COMPANIES-INTEGRATED -- 1.9%

PetroChina Co., Ltd.                                          3,566,000   $   1,804,114
---------------------------------------------------------------------------------------
                                                                          $   1,804,114
---------------------------------------------------------------------------------------

TELECOMMUNICATION SERVICES -- 2.4%

China Telecom Corp., Ltd.                                     6,988,000   $   2,251,487
---------------------------------------------------------------------------------------
                                                                          $   2,251,487
---------------------------------------------------------------------------------------

TEXTILES -- 1.5%

Weiqiao Textile Co., Ltd.                                       917,000   $   1,467,800
---------------------------------------------------------------------------------------
                                                                          $   1,467,800
---------------------------------------------------------------------------------------

TOTAL CHINA
   (IDENTIFIED COST $8,783,256)                                           $  10,310,965
---------------------------------------------------------------------------------------

HONG KONG -- 57.2%

SECURITY                                                     SHARES       VALUE
---------------------------------------------------------------------------------------
ADVERTISING -- 0.9%

Clear Media, Ltd.(1)                                          1,150,000   $     847,762
---------------------------------------------------------------------------------------
                                                                          $     847,762
---------------------------------------------------------------------------------------

APPAREL AND ACCESSORIES -- 1.5%

Ports Design, Ltd.                                              763,000   $   1,389,060
---------------------------------------------------------------------------------------
                                                                          $   1,389,060
---------------------------------------------------------------------------------------

APPLICATIONS SOFTWARE -- 0.8%

Kingdee International Software Group Co., Ltd.                2,650,000   $     722,587
---------------------------------------------------------------------------------------
                                                                          $     722,587
---------------------------------------------------------------------------------------

BANKS -- 5.2%

Dah Sing Financial Holdings, Ltd.                               274,882   $   1,978,422
Hang Seng Bank, Ltd.                                            192,000       2,562,578
Wing Lung Bank, Ltd.                                             60,700         443,192
---------------------------------------------------------------------------------------
                                                                          $   4,984,192
---------------------------------------------------------------------------------------

BUILDING MATERIALS -- 0.3%

China Resources Cement Holding, Ltd.(1)                       1,240,000   $     258,083
---------------------------------------------------------------------------------------
                                                                          $     258,083
---------------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS -- 1.0%

TPV Technology, Ltd.                                          1,422,000   $     924,128
---------------------------------------------------------------------------------------
                                                                          $     924,128
---------------------------------------------------------------------------------------

CONSUMER ELECTRONICS -- 0.6%

The Grande Holdings, Ltd.                                       700,000   $     540,547
---------------------------------------------------------------------------------------
                                                                          $     540,547
---------------------------------------------------------------------------------------

DISTRIBUTION/WHOLESALE -- 5.0%

Esprit Holdings, Ltd.                                           727,000   $   3,506,990
Linmark Group, Ltd.                                           2,628,000         814,995
Pacific Andes International Holding, Ltd.                     2,588,000         422,129
---------------------------------------------------------------------------------------
                                                                          $   4,744,114
---------------------------------------------------------------------------------------

DIVERSIFIED OPERATIONS -- 13.9%

Jardine Matheson Holdings, Ltd.                                 360,000   $   4,680,000
NWS Holdings, Ltd.                                              574,000         646,100
Shun Tak Holdings, Ltd.                                       5,728,000       3,015,267
Swire Pacific, Ltd. - Class A                                   371,000       2,639,373
Swire Pacific, Ltd. - Class B                                   660,000         809,676
Wharf Holdings, Ltd.                                            444,000       1,471,949
---------------------------------------------------------------------------------------
                                                                          $  13,262,365
---------------------------------------------------------------------------------------

                        See notes to financial statements

SECURITY                                                     SHARES       VALUE
---------------------------------------------------------------------------------------
ELECTRIC - INTEGRATED -- 12.1%

China Resources Power Holdings, Co.(1)                        3,468,000   $   1,840,716
CLP Holdings, Ltd.                                              954,000       5,521,690
Hong Kong Electric Holdings                                     944,500       4,222,607
---------------------------------------------------------------------------------------
                                                                          $  11,585,013
---------------------------------------------------------------------------------------

ELECTRIC PRODUCTS -- 1.0%

Techtronic Industries Co., Ltd.                                 620,000   $     977,699
---------------------------------------------------------------------------------------
                                                                          $     977,699
---------------------------------------------------------------------------------------

FURNITURE AND APPLIANCES -- 1.0%

Chitaly Holdings, Ltd.                                        1,686,000   $     983,506
---------------------------------------------------------------------------------------
                                                                          $     983,506
---------------------------------------------------------------------------------------

GAS PRODUCTION & DISTRIBUTION -- 3.1%

Hong Kong and China Gas Co., Ltd.                             1,648,000   $   2,973,995
---------------------------------------------------------------------------------------
                                                                          $   2,973,995
---------------------------------------------------------------------------------------

HOTELS AND MOTELS -- 0.8%

Shangri-La Asia, Ltd.                                           878,000   $     815,711
---------------------------------------------------------------------------------------
                                                                          $     815,711
---------------------------------------------------------------------------------------

OIL COMPANIES - EXPLORATION & PRODUCTION -- 2.3%

CNOOC, Ltd.                                                   4,650,000   $   2,180,549
---------------------------------------------------------------------------------------
                                                                          $   2,180,549
---------------------------------------------------------------------------------------

OPTICAL PRODUCTS -- 1.1%

Sun Hing Vision Group Holdings, Ltd.                          2,178,000   $   1,019,199
---------------------------------------------------------------------------------------
                                                                          $   1,019,199
---------------------------------------------------------------------------------------

PAPER PRODUCTS -- 0.2%

Lee & Man Paper Manufacturing, Ltd.                             302,000   $     239,030
---------------------------------------------------------------------------------------
                                                                          $     239,030
---------------------------------------------------------------------------------------

REAL ESTATE OPERATING/DEVELOPMENT -- 4.9%

Hopewell Holdings, Ltd.                                       1,127,000   $   2,446,371
Kerry Properties, Ltd.                                        1,244,000       2,256,277
---------------------------------------------------------------------------------------
                                                                          $   4,702,648
---------------------------------------------------------------------------------------

RETAIL - SPECIALTY AND APPAREL -- 1.5%

Dickson Concepts International, Ltd.                          1,399,200   $   1,400,599
---------------------------------------------------------------------------------------
                                                                          $   1,400,599
---------------------------------------------------------------------------------------

TOTAL HONG KONG
   (IDENTIFIED COST $43,299,654)                                          $  54,550,787
---------------------------------------------------------------------------------------

JAPAN -- 0.1%

SECURITY                                                     SHARES       VALUE
---------------------------------------------------------------------------------------
ELECTRONIC COMPONENTS - MISCELLANEOUS -- 0.1%

Sansui Electric Co., Ltd.(1)                                    350,000   $      92,487
---------------------------------------------------------------------------------------
                                                                          $      92,487
---------------------------------------------------------------------------------------

TOTAL JAPAN
   (IDENTIFIED COST $114,171)                                             $      92,487
---------------------------------------------------------------------------------------

TAIWAN -- 25.9%

SECURITY                                                     SHARES       VALUE
---------------------------------------------------------------------------------------
BANKS -- 6.0%

Bank of Kaohsiung                                             2,786,300   $   1,793,999
Chinatrust Financial Holding Co., Ltd.                        2,444,374       2,587,962
Taishin Financial Holdings Co. Ltd.                           1,818,036       1,390,282
---------------------------------------------------------------------------------------
                                                                          $   5,772,243
---------------------------------------------------------------------------------------

BUSINESS SERVICES - MISCELLANEOUS -- 1.1%

Taiwan Secom Co., Ltd.                                          976,000   $   1,006,759
---------------------------------------------------------------------------------------
                                                                          $   1,006,759
---------------------------------------------------------------------------------------

CHEMICALS -- 0.8%

Taiwan Fertilizer Co., Ltd.                                     917,000   $     730,847
---------------------------------------------------------------------------------------
                                                                          $     730,847
---------------------------------------------------------------------------------------

CHEMICALS - PLASTICS -- 2.3%

Formosa Plastics Corp.                                        1,493,561   $   2,245,832
---------------------------------------------------------------------------------------
                                                                          $   2,245,832
---------------------------------------------------------------------------------------

COMPUTERS -- 2.0%

Acer, Inc.                                                    1,445,759   $   1,932,674
---------------------------------------------------------------------------------------
                                                                          $   1,932,674
---------------------------------------------------------------------------------------

                        See notes to financial statements

SECURITY                                                     SHARES       VALUE
---------------------------------------------------------------------------------------
ELECTRIC PRODUCTS -- 1.2%

LITE-ON IT Corp.                                                512,400   $   1,148,015
---------------------------------------------------------------------------------------
                                                                          $   1,148,015
---------------------------------------------------------------------------------------

ENGINEERING AND CONSTRUCTION -- 1.0%

Continental Engineering Corp.                                 2,186,880   $     946,798
---------------------------------------------------------------------------------------
                                                                          $     946,798
---------------------------------------------------------------------------------------

INSURANCE -- 2.4%

Cathay Financial Holding Co., Ltd.                            1,283,000   $   2,251,690
---------------------------------------------------------------------------------------
                                                                          $   2,251,690
---------------------------------------------------------------------------------------

SOFTWARE -- 1.1%

Soft-World International Corp.(1)                               515,000   $   1,031,933
---------------------------------------------------------------------------------------
                                                                          $   1,031,933
---------------------------------------------------------------------------------------

TELECOMMUNICATIONS SERVICES -- 8.0%

Chunghwa Telecom Co., Ltd.                                    2,832,000   $   4,501,055
Far EasTone Telecommunications Co., Ltd.                        839,300         823,246
Taiwan Cellular Corp.(1)                                      2,480,000       2,340,084
---------------------------------------------------------------------------------------
                                                                          $   7,664,385
---------------------------------------------------------------------------------------

TOTAL TAIWAN
   (IDENTIFIED COST $24,081,018)                                          $  24,731,176
---------------------------------------------------------------------------------------

TOTAL COMMON STOCKS
   (IDENTIFIED COST $76,278,099)                                          $  89,685,415
---------------------------------------------------------------------------------------

TOTAL INVESTMENTS -- 94.0%
   (IDENTIFIED COST $76,278,099)                                          $  89,685,415
---------------------------------------------------------------------------------------

OTHER ASSETS, LESS LIABILITIES -- 6.0%                                    $   5,770,663
---------------------------------------------------------------------------------------

NET ASSETS -- 100.0%                                                      $  95,456,078
---------------------------------------------------------------------------------------

(1) Non-income producing security.

                        See notes to financial statements

TOP TEN HOLDINGS

                                                                      PERCENTAGE
COMPANY                                  INDUSTRY SECTOR              OF NET ASSETS   VALUE
-------------------------------------------------------------------------------------------------
CLP Holdings, Ltd.                       Electric - Integrated             5.8%       $ 5,521,690

Jardine Matheson Holdings, Ltd.          Diversified Operations            4.9          4,680,000

Chunghwa Telecom Co., Ltd.               Telecommunications
                                           Services                        4.7          4,501,055

Hong Kong Electric Holdings              Electric - Integrated             4.4          4,222,607

Esprit Holdings, Ltd.                    Distribution/Wholesale            3.7          3,506,990

Shun Tak Holdings, Ltd.                  Diversified Operations            3.2          3,015,267

Hong Kong and China Gas Co., Ltd.        Gas Production &
                                           Distribution                    3.1          2,973,995

Swire Pacific, Ltd. - Class A            Diversified Operations            2.8          2,639,373

Chinatrust Financial Holding Co., Ltd.   Banks                             2.7          2,587,962

Hang Seng Bank, Ltd.                     Banks                             2.7          2,562,578

INDUSTRY CONCENTRATION -- BELOW ARE THE TOP TEN INDUSTRY SECTORS REPRESENTED IN THE PORTFOLIO OF INVESTMENTS

                                             PERCENTAGE
INDUSTRY SECTOR                              OF NET ASSETS   VALUE
-------------------------------------------------------------------------
Diversified Operations                         13.9%         $ 13,262,365

Electric - Integrated                          12.1            11,585,013

Banks                                          11.3            10,756,435

Telecommunications Services                     8.0             7,664,385

Distribution/Wholesale                          5.0             4,744,114

Real Estate Operating/Development               4.9             4,702,648

Insurance                                       3.7             3,498,170

Gas Production & Distribution                   3.1             2,973,995

Telecommunication Services                      2.4             2,251,487

Chemicals - Plastics                            2.4             2,245,832

                        See notes to financial statements

GREATER CHINA GROWTH PORTFOLIO as of August 31, 2004

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

AS OF AUGUST 31, 2004

ASSETS

Investments, at value (identified cost, $76,278,099)            $  89,685,415
Cash                                                                  589,330
Foreign currency, at value (identified cost, $5,800,870)            5,718,169
Interest and dividends receivable                                     422,425
-----------------------------------------------------------------------------
TOTAL ASSETS                                                    $  96,415,339
-----------------------------------------------------------------------------

LIABILITIES

Payable for investments purchased                               $     945,751
Accrued expenses                                                       13,510
-----------------------------------------------------------------------------
TOTAL LIABILITIES                                               $     959,261
-----------------------------------------------------------------------------
NET ASSETS APPLICABLE TO INVESTORS' INTEREST IN PORTFOLIO       $  95,456,078
-----------------------------------------------------------------------------

SOURCES OF NET ASSETS

Net proceeds from capital contributions and withdrawals         $  82,131,400
Net unrealized appreciation (computed on the basis of
  identified cost)                                                 13,324,678
-----------------------------------------------------------------------------
TOTAL                                                           $  95,456,078
-----------------------------------------------------------------------------

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED
AUGUST 31, 2004

INVESTMENT INCOME

Dividends (net of foreign taxes, $244,083)                      $   2,718,319
Interest                                                               18,526
-----------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                         $   2,736,845
-----------------------------------------------------------------------------

EXPENSES

Investment adviser fee                                          $     697,797
Administration fee                                                    232,611
Trustees' fees and expenses                                            13,041
Custodian fee                                                         250,524
Legal and accounting services                                          47,734
Miscellaneous                                                           4,271
-----------------------------------------------------------------------------
TOTAL EXPENSES                                                  $   1,245,978
-----------------------------------------------------------------------------
Deduct --
   Reduction of custodian fee                                   $      88,284
-----------------------------------------------------------------------------
TOTAL EXPENSE REDUCTIONS                                        $      88,284
-----------------------------------------------------------------------------

NET EXPENSES                                                    $   1,157,694
-----------------------------------------------------------------------------

NET INVESTMENT INCOME                                           $   1,579,151
-----------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain (loss) --
   Investment transactions (identified cost basis)              $  12,170,157
   Foreign currency transactions                                      (94,448)
-----------------------------------------------------------------------------
NET REALIZED GAIN                                               $  12,075,709
-----------------------------------------------------------------------------
Change in unrealized appreciation (depreciation)--
   Investments (identified cost basis)                          $     373,996
   Foreign currency                                                   (84,276)
-----------------------------------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)            $     289,720
-----------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN                                $  12,365,429
-----------------------------------------------------------------------------

NET INCREASE IN NET ASSETS FROM OPERATIONS                      $  13,944,580
-----------------------------------------------------------------------------

                        See notes to financial statements

STATEMENTS OF CHANGES IN NET ASSETS

                                                          YEAR ENDED          YEAR ENDED
                                                          AUGUST 31, 2004     AUGUST 31, 2003
---------------------------------------------------------------------------------------------
INCREASE (DECREASE)
IN NET ASSETS

From operations --
   Net investment income                                    $   1,579,151       $   1,111,709
   Net realized gain (loss) from Investment
      transactions, and foreign currency                       12,075,709          (5,295,476)
   Net change in unrealized appreciation
      (depreciation) from financial futures
      contracts, and foreign currency                             289,720          17,784,687
---------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM OPERATIONS                  $  13,944,580       $  13,600,920
---------------------------------------------------------------------------------------------
Capital transactions --
   Contributions                                            $  39,805,742       $  31,293,604
   Withdrawals                                                (30,123,035)        (34,261,737)
---------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL TRANSACTIONS                                     $   9,682,707       $  (2,968,133)
---------------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS                                  $  23,627,287       $  10,632,787
---------------------------------------------------------------------------------------------

NET ASSETS

At beginning of year                                        $  71,828,791       $  61,196,004
---------------------------------------------------------------------------------------------
AT END OF YEAR                                              $  95,456,078       $  71,828,791
---------------------------------------------------------------------------------------------

                        See notes to financial statements

SUPPLEMENTARY DATA

                                                                               YEAR ENDED AUGUST 31,
                                                        --------------------------------------------------------------------
                                                           2004          2003          2002           2001          2000
----------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA

Ratios (As a percentage of average daily net assets):
   Expenses                                                   1.34%         1.43%         1.40%          1.29%          1.25%
   Expenses after custodian fee reduction                     1.24%         1.25%         1.10%          1.08%          1.06%
   Net investment income                                      1.70%         1.90%         0.81%          0.71%          0.51%
Portfolio Turnover                                             124%          114%          155%            35%            34%
----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                                              20.02%        24.59%        (2.72)%           --             --
----------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S OMITTED)                 $   95,456    $   71,829    $   61,196     $   79,118    $   169,181
----------------------------------------------------------------------------------------------------------------------------

(1) Total return is required to be disclosed for fiscal years beginning after December 15, 2000.

                        See notes to financial statements

GREATER CHINA GROWTH PORTFOLIO as of August 31, 2004

NOTES TO FINANCIAL STATEMENTS

1  SIGNIFICANT ACCOUNTING POLICIES

   Greater China Growth Portfolio (the Portfolio) is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Portfolio, which was organized as a trust under the laws of the State of New York on September 1, 1992, seeks long-term capital appreciation by investing primarily in common stocks of companies which, in the opinion of the investment adviser, will benefit from the economic development and growth of the People's Republic of China. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At August 31, 2004 the Eaton Vance Greater China Growth Fund held an approximate 99.9% interest in the Portfolio. The following is a summary of the significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

   A INVESTMENT VALUATIONS -- Securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on NASDAQ National Market System generally are valued at the official NASDAQ closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. The value of preferred equity securities that are valued by a pricing service on a bond basis will be adjusted by an income factor, to be determined by the investment adviser, to reflect the next anticipated regular dividend. Exchange-traded options are valued at the last sale price for the day of valuation as quoted on the principal exchange or board of trade on which the options are traded or, in the absence of sales on such date, at the mean between the latest bid and asked prices therefore. Futures positions on securities and currencies generally are valued at closing settlement prices. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost. If short-term debt securities were acquired with a remaining maturity of more than 60 days, their amortized cost value will be based on their value on the sixty-first day prior to maturity. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. The daily valuation of foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. The Portfolio may rely on an independent fair valuation service in adjusting the valuations of foreign securities. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. Investments held by the Portfolio for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

   B INCOME TAXES -- The Portfolio has elected to be treated as a partnership for United States federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate at least annually among its investors each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio's understanding of the applicable country's tax rules and rates.

   C EXPENSE REDUCTION -- Investors Bank & Trust Company (IBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Portfolio maintains with IBT. All significant credit balances used to reduce the Portfolio's custodian fees are reported as a reduction of total expenses in the Statement of Operations.

   D FINANCIAL FUTURES CONTRACTS -- Upon the entering of a financial futures contract, the Portfolio is required to deposit (initial margin) either in cash or securities an amount equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by the Portfolio (margin maintenance) each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by the Portfolio. The Portfolio's investment in financial futures contracts is designed only to hedge against anticipated future changes in interest or currency exchange rates. Should interest or currency exchange rates move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. If the Portfolio enters into a closing transaction, the Portfolio will realize, for book purposes, a gain or loss equal to the difference between the value of the financial futures contract to sell and financial futures contract to buy.

   E USE OF ESTIMATES -- The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

   F FOREIGN CURRENCY TRANSLATION -- Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Realized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

   G FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar. The Portfolio will enter into forward contracts for hedging purposes as well as non-hedging purposes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until such time as the contracts have been closed or offset.

   H INDEMNIFICATIONS -- Under the Portfolio's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the event that the Portfolio fails to satisfy such liabilities and obligations; provided, however, that, to the extent assets are available in the Portfolio, the Portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

   I OTHER -- Investment transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Interest income is recorded on the accrual basis.

2  INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

   The investment adviser fee is earned by Lloyd George Investment Management (Bermuda) Limited (the Adviser), an affiliate of Eaton Vance, as compensation for management and investment advisory services rendered to the Portfolio. Under the advisory agreement, the Adviser receives a monthly fee of 0.0625% (0.75% annually) of the average daily net assets of the Portfolio up to $500,000,000, and at reduced rates as daily net assets exceed that level. For the year ended August 31, 2004, the adviser fee amounted to $697,797. In addition, an administrative fee is earned by Eaton Vance Management (EVM) for managing and administering the business affairs of the Portfolio. Under the administration agreement, EVM earns a monthly fee in the amount of 1/48th of 1% (0.25% annually) of the average daily net assets of the Portfolio up to $500,000,000, and at reduced rates as daily net assets exceed that level. For the year ended August 31, 2004, the administrative fee amounted to $232,611. Except as to Trustees of the Portfolio who are not members of the Adviser or EVM's organization, officers and Trustees receive remuneration for their services to the Portfolio out of such investment adviser and administrative fees. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  INVESTMENT TRANSACTIONS

   Purchases and sales of investments, other than short-term obligations, aggregated $113,764,940 and $105,668,722, respectively, for the year ended August 31, 2004.

4  FEDERAL INCOME TAX BASIS OF UNREALIZED APPRECIATION (DEPRECIATION)

   The cost and unrealized appreciation (depreciation) in value of the investments owned at August 31, 2004, as computed on a federal income tax basis, were as follows:

   AGGREGATE COST                          $  76,278,102
   -----------------------------------------------------

   Gross unrealized appreciation           $  15,762,085
   Gross unrealized depreciation              (2,354,772)
   -----------------------------------------------------

   NET UNREALIZED APPRECIATION             $  13,407,313
   -----------------------------------------------------

   The unrealized depreciation on foreign currency is $82,638.

5  RISKS ASSOCIATED WITH FOREIGN INVESTMENTS

   Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers, and issuers than in the United States.

6  FINANCIAL INSTRUMENTS

   The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, forward foreign currency exchange contracts and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. There were no obligations under these financial instruments at August 31, 2004.

7  LINE OF CREDIT

   The Portfolio participates with other portfolios and funds managed by Boston Management and Research and EVM and its affiliates in a $150 million unsecured line of credit agreement with a group of banks. Borrowings will be made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each participating portfolio or fund based on its borrowings at an amount above either the Eurodollar rate or federal funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the year ended August 31, 2004.

GREATER CHINA GROWTH PORTFOLIO as of August 31, 2004

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE TRUSTEES AND INVESTORS OF GREATER CHINA GROWTH PORTFOLIO:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Greater China Growth Portfolio as of August 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the supplementary data for each of the five years in the period then ended. These financial statements and supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at August 31, 2004 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data present fairly, in all material respects, the financial position of Greater China Growth Portfolio at August 31, 2004, and the results of its operations, the changes in its net assets and its supplementary data for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.


DELOITTE & TOUCHE LLP
Boston, Massachusetts
October 19, 2004

EATON VANCE GREATER CHINA GROWTH FUND

INVESTMENT MANAGEMENT (Unaudited)

FUND MANAGEMENT. The Trustees of the Eaton Vance Growth Trust (the Trust) and Greater China Growth Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust's and Portfolio's affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and Portfolio hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer, with the exception of Messrs. Chen, Kerr, Lloyd George and Ms. Chan is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research, "EVD" refers to Eaton Vance Distributors, Inc., "Atlanta Capital" refers to Atlanta Capital Management Investment Company, LLC, "LGM" refers to Lloyd George Management (B.V.I.) Limited, and "Lloyd George" refers to Lloyd George Management (Bermuda) Limited. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund's principal underwriter, the Portfolio's placement agent and a wholly-owned subsidiary of EVM. Lloyd George is a wholly-owned subsidiary of LGM.

                    POSITION(S)       TERM OF                                 NUMBER OF PORTFOLIOS
                     WITH THE       OFFICE AND                                   IN FUND COMPLEX
   NAME AND          TRUST AND       LENGTH OF       PRINCIPAL OCCUPATION(S)       OVERSEEN BY
 DATE OF BIRTH     THE PORTFOLIO      SERVICE        DURING PAST FIVE YEARS         TRUSTEE(1)        OTHER DIRECTORSHIPS HELD
----------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE(S)

James B. Hawkes     Trustee of     Trustee of the   Chairman, President and           195                  Director of EVC
11/9/41             the Trust;   Trust since 1989;  Chief Executive Officer
                    Trustee and   Trustee and Vice  of BMR, EVC, EVM and EV;
                       Vice       President of the  Director of EV; Vice
                   President of   Portfolio since   President and Director of
                   the Portfolio       1992         EVD. Trustee and/or
                                                    officer of 195 registered
                                                    investment companies in
                                                    the Eaton Vance Fund
                                                    Complex. Mr. Hawkes is an
                                                    interested person because
                                                    of his positions with
                                                    BMR, EVM, EVC and EV
                                                    which are affiliates of
                                                    the Trust and the
                                                    Portfolio.

Hon. Robert         Trustee and      Since 1992     Chief Executive Officer            5                   Chairman of LGM
Lloyd George(2)    President of                     of LGM and Lloyd George.
8/13/52            the Portfolio                    Mr. Lloyd George is an
                                                    interested person because
                                                    of his positions with LGM
                                                    and Lloyd George, which
                                                    are affiliates of the
                                                    Portfolio.

NONINTERESTED TRUSTEE(S)

Edward K.Y.          Trustee of      Since 1992     President of Lingnan               5             Director of First Pacific
Chen(2)            the Portfolio                    University in Hong Kong.                          Company, Asia Satellite
1/14/45                                                                                             Telecommunications Holdings
                                                                                                   Ltd. and Wharf Holdings Limited
                                                                                                      (property management and
                                                                                                           communications)

Samuel L. Hayes,      Trustee      Trustee of the   Jacob H. Schiff Professor         195              Director of Tiffany & Co.
III                              Trust since 1989;  of Investment Banking                              (specialty retailer) and
2/23/35                           of the Portfolio  Emeritus, Harvard                              Telect, Inc. (telecommunication
                                     since 1992     University Graduate                                    services company)
                                                    School of Business
                                                    Administration.

William H. Park       Trustee        Since 2003     President and Chief               194                     None
9/19/47                                             Executive Officer, Prizm
                                                    Capital Management, LLC
                                                    (investment management
                                                    firm) (since 2002).
                                                    Executive Vice President
                                                    and Chief Financial
                                                    Officer, United Asset
                                                    Management Corporation (a
                                                    holding company owning
                                                    institutional investment
                                                    management firms)
                                                    (1982-2001).

Ronald A. Pearlman    Trustee        Since 2003     Professor of Law,                 194                     None
7/10/40                                             Georgetown University Law
                                                    Center (since 1999). Tax
                                                    Partner, Covington &
                                                    Burling, Washington, DC
                                                    (1991-2000).

                    POSITION(S)       TERM OF                                 NUMBER OF PORTFOLIOS
                     WITH THE       OFFICE AND                                   IN FUND COMPLEX
   NAME AND          TRUST AND       LENGTH OF       PRINCIPAL OCCUPATION(S)       OVERSEEN BY
 DATE OF BIRTH     THE PORTFOLIO      SERVICE        DURING PAST FIVE YEARS         TRUSTEE(1)        OTHER DIRECTORSHIPS HELD
----------------------------------------------------------------------------------------------------------------------------------
NONINTERESTED TRUSTEE(S) (CONTINUED)
Norton H. Reamer      Trustee      Trustee of the   President, Chief                  195                     None
9/21/35                          Trust since 1989;  Executive Officer and a
                                  of the Portfolio  Director of Asset
                                     since 1996     Management Finance Corp.
                                                    (a specialty finance
                                                    company serving the
                                                    investment management
                                                    industry) (since October
                                                    2003). President, Unicorn
                                                    Corporation (an
                                                    investment and financial
                                                    advisory services
                                                    company) (since September
                                                    2000). Formerly,
                                                    Chairman, Hellman, Jordan
                                                    Management Co., Inc. (an
                                                    investment management
                                                    company) (2000-2003).
                                                    Formerly, Advisory
                                                    Director of Berkshire
                                                    Capital Corporation
                                                    (investment banking firm)
                                                    (2002-2003). Formerly,
                                                    Chairman of the Board,
                                                    United Asset Management
                                                    Corporation (a holding
                                                    company owning
                                                    institutional investment
                                                    management firms) and
                                                    Chairman, President and
                                                    Director, UAM Funds
                                                    (mutual funds)
                                                    (1980-2000).

Lynn A. Stout         Trustee      Trustee of the   Professor of Law,                 195                     None
9/14/57                          Trust since 1989;  University of California
                                  of the Portfolio  at Los Angeles School of
                                     since 2003     Law (since July 2001).
                                                    Formerly, Professor of
                                                    Law, Georgetown
                                                    University Law Center.

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

                         POSITION(S)      TERM OF
                          WITH THE      OFFICE AND
      NAME AND           TRUST AND       LENGTH OF                         PRINCIPAL OCCUPATION(S)
   DATE OF BIRTH       THE PORTFOLIO      SERVICE                          DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------------------
Thomas E. Faust Jr.    President of    Since 2002(3)   Executive Vice President of EVM, BMR, EVC and EV; Chief
5/31/58                 the Trust                      Investment Officer of EVM and BMR and Director of EVC. Chief
                                                       Executive Officer of Belair Capital Fund LLC, Belcrest
                                                       Capital Fund LLC, Belmar Capital Fund LLC, Belport Capital
                                                       Fund LLC and Belrose Capital Fund LLC (private investment
                                                       companies sponsored by EVM). Officer of 57 registered
                                                       investment companies managed by EVM or BMR.

Pamela Chan(2)         Vice President   Since 2002     Director of Lloyd George. Officer of 1 registered investment
2/7/57                     of the                      company managed by EVM or BMR.
                         Portfolio

Gregory L. Coleman     Vice President   Since 2001     Partner of Atlanta Capital. Officer of 10 registered
10/28/49                of the Trust                   investment companies managed by EVM or BMR.

William Walter         Vice President   Since 1992     Director, Finance Director and Chief Operating Officer of
Raleigh Kerr(2)            of the                      Lloyd George. Director of LGM. Officer of 4 registered
8/17/50                  Portfolio                     investment companies managed by EVM or BMR.

James A. Womack        Vice President   Since 2001     Vice President of Atlanta Capital. Officer of 10 registered
11/20/68                of the Trust                   investment companies managed by EVM or BMR.

Alan R. Dynner            Secretary     Since 1997     Vice President, Secretary and Chief Legal Officer of BMR,
10/10/40                                               EVM, EVD, EV and EVC. Officer of 195 registered investment companies managed by EVM or BMR.

                         POSITION(S)      TERM OF
                          WITH THE      OFFICE AND
      NAME AND           TRUST AND       LENGTH OF                         PRINCIPAL OCCUPATION(S)
   DATE OF BIRTH       THE PORTFOLIO      SERVICE                          DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------------------
PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES (CONTINUED)

William J. Austin, Jr. Treasurer of    Since 2002(3)   Vice President of EVM and BMR. Officer of 56 registered
12/27/51               the Portfolio                   investment companies managed by EVM or BMR.

James L. O'Connor      Treasurer of     Since 1989     Vice President of BMR, EVM and EVD. Officer of 116 registered
4/1/45                   the Trust                     investment companies managed by EVM or BMR.

(1)  Includes both master and feeder funds in a master-feeder structure.

(2) The business address for Ms. Chan and Messrs. Kerr and Lloyd George is 3808 One Exchange Square, Central, Hong Kong. The business address for Mr. Chen is President's Office, Lingnan College, Tuen Mun, Hong Kong.

(3) Prior to 2002, Mr. Faust served as Vice President of the Trust since 1999 and Mr. Austin served as Assistant Treasurer of the Portfolio since 1992.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and Portfolio and can be obtained without charge by calling 1-800-225-6265.

                       This Page Intentionally Left Blank

              SPONSOR AND MANAGER OF EATON VANCE GLOBAL GROWTH FUND
                  AND ADMINISTRATOR OF GLOBAL GROWTH PORTFOLIO
                             EATON VANCE MANAGEMENT
                            THE EATON VANCE BUILDING
                                255 STATE STREET
                                BOSTON, MA 02109

                    ADVISER OF GREATER CHINA GROWTH PORTFOLIO
              LLOYD GEORGE INVESTMENT MANAGEMENT (BERMUDA) LIMITED
                            3808 Once Exchange Square
                               Central, Hong Kong

                              PRINCIPAL UNDERWRITER
                         EATON VANCE DISTRIBUTORS, INC.
                            The Eaton Vance Building
                                255 State Street
                                Boston, MA 02109
                                 (617) 482-8260

                                    CUSTODIAN
                         INVESTORS BANK & TRUST COMPANY
                              200 Clarendon Street
                                Boston, MA 02116

                                 TRANSFER AGENT
                                    PFPC INC.
                             Attn: Eaton Vance Funds
                                  P.O. Box 9653
                            Providence, RI 02940-9653
                                 (800) 262-1122

                              INDEPENDENT AUDITORS
                              DELOITTE & TOUCHE LLP
                               200 Berkeley Street
                              Boston, MA 02116-5022


                      EATON VANCE GREATER CHINA GROWTH FUND
                            THE EATON VANCE BUILDING
                                255 STATE STREET
                                BOSTON, MA 02109


   This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund's investment objective(s), risks, and charges and expenses. The Fund's current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-225-6265.

                   EATON VANCE WORLDWIDE HEALTH SCIENCES FUND

                                  Suppleemnt to
                        Prospectus dated January 1, 2005


1. The date of the prospectus is May 2, 2005.

2. The following replaces "Performance Information" under "Fund Summary":

Performance Information. The following bar chart and table provide information about the Fund's performance for each calendar year through December 31, 2004. The returns in the bar chart are for Class A shares and do not reflect a sales charge. If the sales charge was reflected, the returns would be lower. The table contains returns for each Class of shares and a comparison of the Fund's performance to the performance of domestic and foreign stock indices. Returns in the table for Class A are shown before and after the reduction of taxes. Although past performance (both before and after taxes) is no guarantee of future results, this performance information demonstrates the risk that the value of your investment will change.


61.21%  18.39%  10.49%  23.45%  23.92%  81.65%  -6.63%  25.94%  30.46%  6.81%
------  ------  ------  ------  ------  ------  ------  ------  ------  -----
1995    1996    1997    1998    1999    2000    2001    2002    2003    2004


During the ten years ended December 31, 2004, the highest quarterly total return for Class A was 36.59% for the quarter ended March 31, 2000, and the lowest quarterly return was -19.26% for the quarter ended March 31, 2001. The year-to-date total return through the end of the most recent calendar quarter (December 31, 2004 to March 31, 2005) was -10.04%.

                                                                                  One        Five        Ten
Average Annual Total Return as of December 31, 2004                               Year       Years       Years
------------------------------------------------------------------------------------------------------------------
Class A Return Before Taxes                                                       0.66%      10.53%      18.20%
Class A Return After Taxes on Distributions                                       0.66%      10.13%      16.89%
Class A Return After Taxes on Distributions and the Sale of Class A Shares        0.43%       9.06%      15.71%
Class B Return Before Taxes                                                       0.99%      10.75%      18.26%
Class C Return Before Taxes                                                       5.00%      11.05%      18.35%
Class R Return Before Taxes                                                       5.53%      11.82%      18.88%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)                10.87%      -2.30%      12.07%
Morgan Stanley Capital International Europe, Australasia & Far East Index
  reflects no deduction for fees, expenses or taxes)                             20.25%      -1.13%       5.62%

These returns reflect the maximum sales charge for Class A (5.75%) and any applicable CDSC for Class B and Class C. Class R shares generally have no sales charge. The Class C and Class R performance shown above for the period prior to January 5, 1998 and September 8, 2003, respectively, is the performance of Class A shares, adjusted for the sales charge that applies to Class C or Class R shares, if any (but not adjusted for any other differences in the expenses of the classes). The S&P 500 Index is an unmanaged index of common stocks trading in the U.S. The MSCI EAFE Index is an unmanaged index of foreign stocks. Investors cannot invest directly in an Index. (Source: Lipper Inc.) The Fund's performance is compared to the performance of a domestic and a foreign index because it invests in domestic and foreign securities.

Total returns are historical and are calculated by determining the percentage change in net asset value or public offering price with all distributions reinvested. The Fund's past performance (both before and after taxes) is no guarantee of future results. Investment return and principal value of Fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund's current performance may be lower or higher than the quoted return. The Fund's performance during certain periods reflects the strong stock market performance and/or the strong performance of stocks held during those periods. In 1995 and 2000, the Fund's performance benefited significantly from the exceptional performance of certain stocks held during the year. In 2000, the Fund also participated in certain initial public offerings. This performance is not typical and may not be repeated. Prior to January 1, 2004, the Fund invested primarily in information age companies. For the Fund's performance as of the most recent month-end, please refer to www.eatonvance.com.

After-tax returns are calculated using the highest historical individual federal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities.
After-tax returns for other classes of shares will vary from the after-tax returns presented for Class A shares. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and the Sale of Fund Shares for a period may be greater than Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

3. The following replaces the second paragraph of "Management" under "Management and Organization":

OrbiMed receives a monthly fee equal to 1.00% annually of the Portfolio's average daily net assets up to $30 million of assets, 0.90% of the next $20 million of assets, and 0.75% on assets in excess of $50 million. For assets of $500 million but less than $1 billion, the advisory fee is 0.70%; 0.65% for $1 billion but less than $1.5 billion; 0.60% for $1.5 billion but less than $2 billion; 0.55% for $2 billion but less than $3 billion; and 0.50% for $3 billion and over. In addition, OrbiMed has contractually agreed to reduce its advisory fee as follows: for assets of $2 billion but less than $2.5 billion, the advisory fee is 0.55%; and for assets of $2.5 billion and over, the advisory fee is 0.50%. OrbiMed may receive a performance-based adjustment for up to 0.25% of the average daily net assets of the Portfolio based upon its investment performance compared to the S&P 500 Index over specified periods. For the fiscal year ended August 31, 2004, the Portfolio paid advisory fees of 0.82% of its average daily net assets. OrbiMed has agreed to pay Eaton Vance Distributors, Inc. one-third of its advisory fee receipts from its own resources for EVD's activities as Portfolio placement agent.

4. The following replaces the eighth paragraph of "Management" under "Management and Organization":

Eaton Vance manages the business affairs of the Fund and administers the business affairs of the Portfolio. For these services, Eaton Vance receives a monthly fee from the Fund and Portfolio equal to 0.25% and 0.225%, respectively, annually of average daily net assets up to $500 million. This fee declines at intervals above $500 million. For the fiscal year ended August 31, 2004, Eaton Vance earned management fees of 0.22% of the average daily new assets of the Fund and administration fees of 0.22% of the average daily net assets of the Portfolio. Eaton Vance has been managing assets since 1924 and managing mutual funds since 1931. Eaton Vance and its subsidiaries currently manage over $95 billion on behalf of mutual funds, institutional clients and individuals.

The Statement of Additional Information provides information regarding the basis for the Trustees' approval of the Fund's investment advisory agreement.

The Statement of Additional Information provides additional information about the investment team, including information about compensation, other accounts managed by the team members, and the team members ownership of shares of the Fund.

5. The following replaces the second paragraph under "Valuing Shares":

The Trustees have adopted procedures for valuing investments and have delegated to the investment adviser the daily valuation of such investments. Pursuant to the procedures, exchange-listed securities normally are valued at closing sale prices. In certain situations, the investment adviser may use the fair value of a security if market prices are unavailable or deemed unreliable, or if events occur after the close of a securities market (usually a foreign market) and before a Portfolio values its assets that would materially affect net asset value. In addition, for foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the securities held by the Portfolio. A security that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair valuation procedures. Because foreign securities trade on days when Fund shares are not priced, net asset value can change on days when Fund shares cannot be redeemed. The investment adviser expects to fair value domestic securities in limited circumstances, such as when the securities are subject to restrictions on resale. Eaton Vance has established a Valuation Committee that oversees the valuation of investments.

6. The following replaces the second paragraph under "Restrictions on Excessive Trading and Market Timing" under "Purchasing Shares":

Because the Portfolio may invest a significant portion of its assets in foreign securities, it may be susceptible to a time zone arbitrage strategy in which shareholders attempt to take advantage of Fund share prices that may not reflect developments in a foreign securities market that occur after the close of such market but prior to the pricing of Fund shares. In addition, a fund that invests in securities that are, among other things, thinly traded, traded infrequently or relatively illiquid (including certain securities that may be held by the Portfolio, such as restricted securities) is susceptible to the risk that the current market price for such securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (commonly referred to as "price arbitrage"). The Portfolio has procedures authorizing the investment adviser to use the fair value of a security if market prices are unavailable or deemed unreliable (see "Valuing Shares"). The use of fair value pricing, the redemption fee applicable to Class A and Class R shares, and the restrictions on excessive trading and market timing described below are intended to reduce a shareholder's ability to engage in price or time zone arbitrage to the detriment of the Fund.

7. The following is added to "Choosing a Share Class" under "Purchasing Shares":

Orders for Class B shares of one or more Eaton Vance funds will be refused when the total value of the purchase (including the aggregate value of all Class B shares held within the purchasing shareholder's account) is $100,000 or more. Investors considering cumulative purchases of $100,000 or more, or who, after a purchase of Class B shares, would own shares of Eaton Vance funds with a current market value of $100,000 or more, should consider whether Class A shares would be more advantageous and consult their investment dealer.

Orders for Class C shares of one or more Eaton Vance funds will be refused when the total value of the purchase (including the aggregate value of all Class C shares held within the purchasing shareholder's account) is $1,000,000 or more. Investors considering cumulative purchases of $1,000,000 or more, or who, after a purchase of Class C shares, would own shares of Eaton Vance funds with a current market value of $1,000,000 or more, should consider whether Class A shares would be more advantageous and consult their investment dealer.

8. The following replaces the first paragraph of "Payments to Investment Dealers" under "Purchasing Shares":

In connection with sales of Fund shares, an investment dealer may receive sales charges and Fund distribution and/or service fees as described below. In addition, the principal underwriter, out of its own resources, may make cash payments to certain investment dealers who provide marketing support, transaction processing and/or administrative services and, in some cases, include some or all Eaton Vance funds in preferred or specialized selling programs. Payments made by the principal underwriter to an investment dealer may be significant and are typically in the form of fees based on Fund sales, assets, transactions processed and/or accounts attributable to that investment dealer. Investment dealers also may receive amounts from the principal underwriter in connection with educational or due diligence meetings that include information concerning Eaton Vance funds. The principal underwriter may pay or allow other promotional incentives or payments to investment dealers to the extent permitted by applicable laws and regulations.

9. The  following  replaces  the  third  from the last  paragraph  under  "Sales
Charges":

More information about sales charges is available free of charge on the Eaton Vance website at www.eatonvance.com and in the Statement of Additional Information. Please consult the Eaton Vance website for any updates to sales charge information before making a purchase of Fund shares.

10. The following replaces the last sentence of "Procedures for Ppening New Accounts" under "Shareholder Account Features":

Moreover, if the transfer agent or the investment dealer is unable to verify the identity of a person based on information provided by that person, it may take additional steps including, but not limited to, requesting additional information from the person, closing the person's account or reporting the matter to the appropriate federal authorities. If your account is closed for this reason, your shares may be automatically redeemed. If the Fund's net asset value has decreased since your purchase, you will lose money as a result of this redemption.

11. The following replaces the last sentence of the first paragraph on the back cover page:

You may obtain free copies of the statement of additional information and the shareholder reports on Eaton Vance's website at www.eatonvance.com or by contacting the principal underwriter.





May 2, 2005                                                                 HSPS

 LOGO







                              Eaton Vance Worldwide
                              Health Sciences Fund

  A diversified global growth fund concentrating in health sciences companies


                                Prospectus Dated
                                 January 1, 2005


The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.



Information in this prospectus

                                           Page                           Page
-------------------------------------------------------------------------------
Fund Summary                                2      Sales Charges          9
Investment Objective & Principal Policies          Redeeming Shares       12
 and Risks                                  5      Shareholder Account
Management and Organization                 6       Features              12
Valuing Shares                              7      Tax Information        14
Purchasing Shares                           7      Financial Highlights   15
-------------------------------------------------------------------------------

            This prospectus contains important information about the
             Fund and the services available to shareholders. Please
                             save it for reference.

FUND SUMMARIES

Investment Objectives and Principal Strategies. The Fund's investment objective is to seek long-term capital growth by investing in a worldwide and diversified portfolio of health sciences companies. The Fund invests at least 80% of its net assets in securities (primarily common stocks) of companies principally engaged in the discovery, development, production or distribution of products (or services) related to scientific advances in health care, including biotechnology, pharmaceuticals, diagnostics, managed health care, and medical equipment and supplies. The Fund invests in companies with a broad range of market capitalizations, including small companies. The Fund invests in foreign securities and will normally be invested in issuers located in at least three different countries. In managing the portfolio, the portfolio manager looks for stocks that will grow in value over time, regardless of short-term market fluctuations. The Fund concentrates (that is, invests at least 25% of its assets) its investments in medical research and the health care industry.

The Fund currently invests its assets in a separate registered investment company with the same objective and policies as the Fund.

Principal Risk Factors. The value of Fund shares is sensitive to stock market volatility. Moreover, the stocks in which the Fund invests may be more volatile than the stock market as a whole. If there is a decline in the value of publicly-traded stocks, the value of Fund shares will also likely decline. Changes in stock market values can be sudden and unpredictable. Also, although stock values can rebound, there is no assurance that values will return to previous levels.

Because the Fund can invest a significant portion of assets in foreign securities, the value of Fund shares can also be adversely affected by changes in currency exchange rates and political and economic developments abroad. In emerging or less-developed countries, these risks can be significant. The securities of smaller companies are sometimes subject to greater price fluctuation and investment risk than securities of more established companies.

The Fund concentrates its investments in medical research and the health care industry, so the Fund will likely be affected by events that adversely affect that industry. The Fund has historically held fewer than 60 stocks at any one time; therefore, the Fund is more sensitive to developments affecting particular stocks than would be a more broadly diversified fund. These developments include product obsolescence, the failure of the issuer to develop new products and the expiration of patent rights. The value of Fund shares can also be impacted by regulatory activities that affect health sciences companies. For instance, increased regulation can increase the cost of bringing new products to market and thereby reduce profits.

The Fund is not a complete investment program and you may lose money by investing. Shareholders should invest for the long term. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information. The following bar chart and table provide information about the Fund's performance for each calendar year through December 31, 2003. The returns in the bar chart are for Class A shares and do not reflect a sales charge. If the sales charge was reflected, the returns would be lower. The table contains returns for each Class of shares and a comparison of the Fund's performance to the performance of domestic and foreign stock indices. Returns in the table for Class A are shown before and after the reduction of taxes. Although past performance (both before and after taxes) is no guarantee of future results, this performance information demonstrates the risk that the value of your investment will change.

-6.42%  61.21%  18.39%  10.49%  23.45%  23.92%  81.65%  -6.63%  -25.94%   30.46%
-----   -----   -----   -----   -----   -----   -----   -----   ------    ------
1994    1995    1996    1997    1998    1999     2000    2001    2002      2003

During the ten years ended December 31, 2003, the highest quarterly total return for Class A was 36.59% for the quarter ended March 31, 2000, and the lowest quarterly return was -19.26% for the quarter ended March 31, 2001. The year-to-date total return through the end of the most recent calendar quarter (December 31, 2003 to September 30, 2004) was 0.80%.

                                                                                      One             Five            Ten
 Average Annual Total Return as of December 31, 2003                                  Year            Years          Years
-----------------------------------------------------------------------------------------------------------------------------------
 Class A Return Before Taxes                                                         22.91%          13.86%         16.64%
 Class A Return After Taxes on Distributions                                         22.91%          13.07%         15.01%
 Class A Return After Taxes on Distributions and the Sale of Class A Shares          14.89%          11.84%         13.96%
 Class B Return Before Taxes                                                         24.45%          14.14%         16.80%
 Class C Return Before Taxes                                                         28.62%          14.38%         16.89%
 Class R Return Before Taxes                                                         29.64%          15.25%         17.35%
 S&P 500 Index (reflects no deduction for fees, expenses or taxes)                   28.67%          -0.57%         11.06%
 Morgan Stanley Capital International Europe, Australasia & Far East Index
 (reflects no deduction for fees, expenses or taxes)                                 38.59%          -0.05%          4.47%

These returns reflect the maximum sales charge for Class A (5.75%) and any applicable CDSC for Class B and Class C. Class R shares generally have no sales charge. The Class B, Class C and Class R performance shown above for the period prior to September 23, 1996, January 5, 1998 and September 8, 2003,
respectively, is the performance of Class A shares, adjusted for the sales charge that applies to Class B, Class C or Class R shares, if any (but not adjusted for any other differences in the expenses of the classes). The S&P 500 Index is an unmanaged index of common stocks trading in the U.S. The MSCI EAFE Index is an unmanaged index of foreign stocks. Investors cannot invest directly in an Index. (Source: Lipper Inc.) The Fund's performance is compared to the performance of a domestic and a foreign index because it invests in domestic and foreign securities.

Total returns are historical and are calculated by determining the percentage change in net asset value or public offering price with all distributions reinvested. The Fund's past performance (both before and after taxes) is no guarantee of future results. Investment return and principal value of Fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund's current performance may be lower or higher than the quoted return. The Fund's performance during certain periods reflects the strong stock market performance and/or the strong performance of stocks held during those periods. In 1995 and 2000, the Fund's performance benefited significantly from the exceptional performance of certain stocks held during the year. In 2000, the Fund also participated in certain initial public offerings. This performance is not typical and may not be repeated. Prior to January 1, 2004, the Fund invested primarily in information age companies. For the Fund's performance as of the most recent month-end, please refer to www.eatonvance.com.

After-tax returns are calculated using the highest historical individual federal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities.
After-tax returns for other classes of shares will vary from the after-tax returns presented for Class A shares. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and the Sale of Fund Shares for a period may be greater than Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

Fund Fees and Expenses. These tables describe the fees and expenses that you may pay if you buy and hold shares.

 Shareholder Fees  (fees paid directly from your investment)                         Class A   Class B   Class C   Class R
-----------------------------------------------------------------------------------------------------------------------------------
 Maximum Sales Charge (Load) (as a percentage of offering price)                      5.75%     None      None      None
 Maximum Deferred Sales Charge (Load)(as a percentage of the lower of net
 asset value at time of purchase or redemption)                                        None    5.00%     1.00%      None
 Maximum Sales Charge (Load) Imposed on Reinvested Distributions                       None     None      None      None
 Redemption Fee (as a percentage of amount redeemed)*                                 1.00%     None      None      1.00%
 Exchange Fee                                                                          None     None      None      None


 Annual Fund Operating Expenses (expenses that are deducted
 from Fund and Portfolio assets)                                                    Class A    Class B   Class C   Class R
---------------------------------------------------------------------------------------------------------------------------------
 Management Fees                                                                      1.26%    1.26%     1.26%      1.26%
 Distribution and Service (12b-1) Fees                                                0.25%    1.00%     1.00%      0.50%
 Other Expenses                                                                       0.29%    0.29%     0.29%      0.29%
                                                                                      ----     ----      ----       ----
 Total Annual Fund Operating Expenses                                                 1.80%    2.55%     2.55%      2.05%

* For shares redeemed or exchanged within three months of the settlement of the purchase.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                   1  Year     3 Years    5 Years    10 Years
--------------------------------------------------------------------------------
 Class A shares                     $   747*   $ 1,109    $ 1,494      $ 2,569
 Class B shares**                   $   758    $ 1,193    $ 1,555      $ 2,702
 Class C shares                     $   358    $   793    $ 1,355      $ 2,885
 Class R shares                     $   208*   $   643    $ 1,103      $ 2,379


You would pay the following expenses if you did not redeem your shares:

                                   1 Year      3 Years    5 Years    10 Years
--------------------------------------------------------------------------------
 Class A shares                     $  747     $ 1,109    $ 1,494      $ 2,569
 Class B shares**                   $  258     $   793    $ 1,355      $ 2,702
 Class C shares                     $  258     $   793    $ 1,355      $ 2,885
 Class R shares                     $  208     $   643    $ 1,103      $ 2,379

* Due to the redemption fee, the cost of investing for one year would be $100 higher for shares redeemed or exchanged within three months of settlement of purchase.

* * Reflects the expenses of Class A after 8 years because Class B shares generally convert to Class A after 8 years.

INVESTMENT OBJECTIVE & PRINCIPAL POLICIES AND RISKS

The Fund's investment objective is to seek long-term capital growth by investing in a worldwide and diversified portfolio of health sciences companies. The Fund currently seeks to meet its investment objective by investing in the Worldwide Health Sciences Portfolio (the "Portfolio"), a separate open-end investment company that has the same objective and policies as the Fund. The Fund's objective and policies may be changed without shareholder approval. There is no present intention to make any such change and any proposed material change in investment objective will be submitted to shareholders for their approval.

The Portfolio invests at least 80% of its net assets in securities (primarily common stocks) of companies principally engaged in the development, production or distribution of products or services related to scientific advances in health care, including biotechnology, diagnostics, managed health care, medical equipment and supplies, and pharmaceuticals (the "80% policy"). This policy will not be changed unless Fund shareholders are given 60 days' advance notice of the change. For purposes of the 80% policy, net assets includes any borrowings for investment purposes. For purposes of this 80% requirement, at the time the Portfolio makes an investment, 50% or more of the company's sales, earnings or assets will arise from or will be dedicated to the application of scientific advances related to health care. The Portfolio may invest in securities of both established and emerging companies, some of which may be denominated in foreign currencies.

Many health sciences companies are subject to substantial governmental regulations that can affect their prospects. Changes in governmental policies, such as reductions in the funding of third-party payment programs, may have a material effect on the demand for particular health care products and services. Regulatory approvals (often entailing lengthy application and testing procedures) are also generally required before new drugs and certain medical devices and procedures may be introduced. Many of the products and services of companies engaged in medical research and health care are also subject to relatively high risks of rapid obsolescence caused by progressive scientific and technological advances. Additionally, such products are subject to risks such as the appearance of toxic effects following commercial introduction and manufacturing difficulties. The enforcement of patent, trademark and other intellectual property laws will affect the value of many such companies. The Portfolio will invest in securities of emerging growth health sciences companies, which may offer limited products or services or which are at the research and developmental stage with no marketable or approved products or technologies.

The portfolio manager seeks to purchase stocks that are reasonably priced in relation to their fundamental value, and which will grow in value over time. In making each investment decision, the portfolio manager utilizes the information provided by, and the expertise of, the investment adviser's research staff. The stock selection process will be based on numerous factors, including the potential to increase market share (for larger companies), and the potential of research and development projects (for smaller companies). The portfolio manager considers selling a holding whenever it adds a holding to the Portfolio. The stock selection process is highly subjective.

The Portfolio may invest in securities of smaller, less seasoned companies. Such securities are generally subject to greater price fluctuations, limited liquidity, higher transaction costs and higher investment risk. Smaller companies may have limited product lines, markets or financial resources, and they may be dependent on a limited management group. There is generally less publicly available information about such companies than for larger, more established companies. The Portfolio may make direct investments in companies in private placement transactions. Because of the absence of any public trading market for some of these investments (such as those that are legally restricted) it may take longer to liquidate these positions at fair value than would be the case for publicly traded securities.

The values of foreign investments are affected by changes in currency rates or exchange control regulations, application of foreign tax laws (including withholding tax), changes in governmental administration or economic or monetary policy (in this country or abroad) or changed circumstances in dealings between nations. Currency exchange rates may fluctuate significantly over short periods of time causing the Portfolio's net asset value to fluctuate as well. Costs are incurred in connection with conversions between various currencies. In addition, foreign brokerage commissions, custody fees and other costs of investing are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign issuers could be affected by other factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, lack of uniform accounting and auditing standards, less publicly available financial and other information and potential difficulties in enforcing contractual obligations. Transactions in the securities of foreign issuers could be subject to settlement delays and risk of loss. As an alternative to holding foreign stocks directly, the Portfolio may invest in dollar-denominated depositary receipts which evidence ownership in underlying foreign stocks.

The Portfolio may borrow amounts up to one-third of the value of its total assets (including borrowings), but it may not borrow more than 5% of the value of its total assets except to satisfy redemption requests or for other temporary purposes.

Such borrowings would result in increased expense to the Fund and, while they are outstanding, would magnify increases or decreases in the value of Fund shares. The Portfolio will not purchase additional investment securities while outstanding borrowings exceed 5% of the value of its total assets. During unusual market conditions, the Portfolio may temporarily invest up to 100% of its assets in cash or cash equivalents which may not be consistent with the Fund's investment objective. While temporarily invested, the Portfolio may not achieve its investment objective. The Portfolio might not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or the Statement of Additional Information. While at times the Portfolio may use alternative investment strategies in an effort to limit losses, it may choose not to do so.

MANAGEMENT AND ORGANIZATION

Management. OrbiMed Advisors LLC (formerly OrbiMed Advisors, Inc.) ("OrbiMed"), 767 3rd Avenue, New York, NY 10017, manages the Portfolio. The investment adviser manages Portfolio investments. Eaton Vance Management ("Eaton Vance") manages the Fund and serves as administrator to the Portfolio.

OrbiMed receives a monthly fee equal to 1.00% annually of the Portfolio's average daily net assets up to $30 million of assets, 0.90% of the next $20 million of assets, and 0.75% on assets in excess of $50 million. For assets of $500 million or more, the advisory fee is 0.70% for $500 million but less than $1 billion, 0.65% for $1 billion but less than $1.5 billion, 0.60% for $1.5 billion but less than $2 billion, 0.55% for $2 billion but less than $3 billion and 0.50% for $3 billion and over. OrbiMed may receive a performance-based adjustment of up to 0.25% of the average daily net assets of the Portfolio based upon its investment performance compared to the S&P 500 Index over specified periods. For the fiscal year ended August 31, 2004, the Portfolio paid advisory fees of 0.82% of its average daily net assets. OrbiMed has agreed to pay Eaton Vance Distributors, Inc. one-third of its advisory fee receipts from its own resources for EVD's activities as Portfolio placement agent.

The Portfolio is managed by a portfolio management team lead by Samuel D. Isaly, who has been the portfolio manager of the Portfolio since it commenced operations and President since October 2002. He is the founder and Managing Partner of OrbiMed and has been employed by OrbiMed (and its predecessor) for more than 5 years. OrbiMed is an investment advisory firm registered with the Securities and Exchange Commission. Mr. Isaly has provided investment advisory services since 1989. The members of his portfolio management team are as follows:

Sven H. Borho, CFA, is a founding General Partner of OrbiMed and a portfolio manager for OrbiMed's public equity funds and heads the firm's trading efforts. Mr. Borho has been employed by OrbiMed (and its predecessor) for more than 5 years.

Richard D. Klemm, Ph.D., CFA, joined OrbiMed in 2000 as a biotechnology analyst. He completed a Ph.D. from the Massachusetts Institute of Technology in molecular biology in 2000.

Geoffrey C. Hsu, CFA, joined OrbiMed in 2002 as a biotechnology analyst. Prior to joining OrbiMed, he worked as a financial analyst in the healthcare investment banking group at Lehman Brothers. Mr. Hsu graduated with an MBA from Harvard Business School in 2002.

Trevor M. Polischuk, Ph.D., joined OrbiMed in 2003 as an analyst covering the major global pharmaceutical industry. Previously, he worked at Lehman Brothers as a Senior Research Analyst covering the U.S. pharmaceutical industry.

Eaton Vance manages the business affairs of the Fund and administers the business affairs of the Portfolio. For these services, Eaton Vance receives a monthly fee from the Fund and Portfolio equal to 0.25% annually of average daily net assets up to $500 million. This fee declines at intervals above $500 million. For the fiscal year ended August 31, 2004, Eaton Vance earned management fees of 0.22% of the average daily net assets of the Fund and administration fees of 0.22% of the average daily net assets of the Portfolio. Eaton Vance has been managing assets since 1924 and managing mutual funds since 1931. Eaton Vance and its subsidiaries currently manage approximately $90 billion on behalf of mutual funds, institutional clients and individuals.

Eaton Vance also serves as the sub-transfer agent for the Fund. For the sub-transfer agency services it provides, Eaton Vance receives an aggregate fee based upon the actual expenses it incurs in the performance of sub-transfer agency services. This fee is paid to Eaton Vance by the Fund's transfer agent from fees it receives from the Eaton Vance funds.

Organization. The Fund is a series of Eaton Vance Growth Trust, a Massachusetts business trust. The Fund offers multiple classes of shares. Each Class represents a pro rata interest in the Fund but is subject to different expenses and rights. The Fund does not hold annual shareholder meetings but may hold special meetings for matters that require shareholder approval (such as electing or removing trustees, approving management or advisory contracts or changing investment policies that may only be changed with shareholder approval). If the Fund invests in the Portfolio, it may be asked to vote on certain Portfolio matters (such as changes in certain Portfolio investment restrictions). When necessary, the Fund will hold a meeting of its shareholders to consider the Portfolio matter and then vote its interest in the Portfolio in proportion to the votes cast by its shareholders. The Fund can withdraw from the Portfolio at any time.

VALUING SHARES

The Fund values its shares once each day only when the New York Stock Exchange is open for trading (typically Monday through Friday), as of the close of regular trading on the Exchange (normally 4:00 p.m. eastern time). The purchase price of Fund shares is their value (plus a sales charge for Class A). When purchasing or redeeming Fund shares, your investment dealer must communicate your order to the principal underwriter by a specific time each day in order for the purchase price or the redemption price to be based on that day's net asset value per share. It is the investment dealer's responsibility to transmit orders promptly. The Fund may accept purchase and redemption orders as of the time of their receipt by certain investment dealers (or their designated intermediaries).

The Board of Trustees has adopted procedures for valuing Portfolio investments and has delegated to the investment adviser the daily valuation of such investments. Pursuant to the procedures, exchange-listed securities normally are valued at closing sale prices. The investment adviser may use the fair value of a security if market prices are unavailable or deemed unreliable, including if events occur after the close of a foreign securities market and before the Portfolio values its assets that would materially affect net asset value. In addition, for foreign securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the securities held by the Portfolio. A security that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair valuation procedures. Because foreign securities trade on days when Fund shares are not priced, net asset value can change on days when Fund shares cannot be redeemed. Eaton Vance has established a Valuation Committee that oversees the valuation of Portfolio investments.

PURCHASING SHARES

How to Purchase Shares. You may purchase shares through your investment dealer or by mailing an account application form to the transfer agent (see back cover for address). You may request an account application by calling 1-800-262-1122. Your initial investment must be at least $1,000. The Fund or your investment dealer must receive your purchase order no later than the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. eastern time) in order for your purchase to be effected at that day's net asset value.

After your initial investment, additional investments in Class A, B and C shares of $50 or more may be made at any time by sending a check payable to the order of the Fund or the transfer agent directly to the transfer agent (see back cover for address). Subsequent purchases of Class R shares may be in any amount. Please include your name and account number and the name of the Fund and Class of shares with each investment.

You may make automatic investments in Class A, B and C shares of $50 or more each month or each quarter from your bank account. You can establish bank automated investing on the account application or by calling 1-800-262-1122. The minimum initial investment amount and Fund policy of redeeming accounts with low account balances are waived for bank automated investing accounts, certain group purchase plans and for persons affiliated with Eaton Vance and its service providers.

If you purchase shares through an investment dealer (which includes brokers, dealers and other financial institutions), that dealer may charge you a fee for executing the purchase for you. The Fund may suspend the sale of its shares at any time and any purchase order may be refused.

Restrictions on Excessive Trading and Market Timing. The Fund is not intended for excessive trading or market timing. Market timers seek to profit by rapidly switching money into a fund when they expect the share price of the fund to rise and taking money out of the fund when they expect those prices to fall. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of a fund's shares may dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, excessive purchases and sales or exchanges of a fund's shares may cause a fund to have difficulty implementing its investment strategies, may force the fund to sell portfolio securities at inopportune times to raise cash or may cause increased expenses (such as increased brokerage costs, realization of taxable capital gains without attaining any investment advantage or increased administrative costs).

Because the Portfolio invests its assets in foreign securities, it may be susceptible to a time zone arbitrage strategy in which shareholders attempt to take advantage of Fund share prices that may not reflect developments in a foreign securities market that occur after the close of such market but prior to the pricing of Fund shares. In addition, a fund that invests in securities that are, among other things, thinly traded, traded infrequently or relatively illiquid (including certain securities that may be held by the Portfolio, such as restricted securities) is susceptible to the risk that the current market price for such securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (commonly referred to as "price arbitrage"). The Portfolio has procedures authorizing the investment adviser to use the fair value of a security if market prices are unavailable or deemed unreliable (see "Valuing Shares"). The use of fair value pricing, the redemption fee applicable to Class A and Class R shares, and the restrictions on excessive trading and market timing described below are intended to reduce a shareholder's ability to engage in price or time zone arbitrage to the detriment of the Fund.

The Boards of Trustees of the Eaton Vance funds have adopted policies to discourage short-term trading and market timing and to seek to minimize their potentially detrimental effects. Pursuant to these policies, if an investor (through one or more accounts) makes more than two round-trip exchanges (exchanging from one fund to another fund and back again) within 12 months, it will be deemed to constitute market timing or excessive trading. Under the policies, the Fund or its principal underwriter will reject or cancel a purchase order, suspend or terminate the exchange privilege or terminate the ability of an investor to invest in the Eaton Vance funds if the Fund or the principal underwriter determines, in its discretion, that a proposed transaction involves market timing or excessive trading that it believes is likley to be detrimental to the Fund. The Fund and its principal underwriter cannot ensure that they will be able to identify all cases of market timing and excessive trading, although they believe they have adequate procedures in place to attempt to do so. The Fund or its principal underwriter may also reject or cancel any purchase order (including an exchange) from an investor or group of investors for any other reason. No Eaton Vance fund has any arrangement to permit market timing.

The Fund and the principal underwriter have provided guidance to financial intermediaries (such as banks, broker-dealers, insurance companies and retirement administrators) concerning the application of the Eaton Vance funds' market timing and excessive trading policies to Fund shares held in omnibus accounts maintained and administered by such intermediaries, including guidance concerning situations where market timing or excessive trading is considered to be detrimental to the Fund. The Fund and the principal underwriter cannot ensure that these financial intermediaries will in all cases apply the policies of the Fund to accounts under their control.

Choosing a Share Class. The Fund offers different classes of shares. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different sales charges and expenses and will likely have different share prices due to differences in class expenses. In choosing the class of shares that suits your investment needs, you should consider:

     .    how long you expect to own your shares;
     .    how much you intend to invest;
     . the sales charge and total operating expenses associated with owning each class; and
     . whether you qualify for a reduction or waiver of any applicable sales charges (see "Reducing or Eliminating Class A Sales Charges" under "Sales Charges" below).

Each investor's considerations are different. You should speak with your investment dealer to help you decide which class of shares is best for you. Set forth below is a brief description of each class of shares offered by the Fund.

     Class A shares are offered at net asset value plus a front-end sales charge of up to 5.75%. This charge is deducted from the amount you invest. The Class A sales charge is reduced for purchases of $50,000 or more. The sales charge applicable to your purchase may be reduced under the right of accumulation or a statement of intention, which are described in "Reducing or Eliminating Class A Sales Charges" under "Sales Charges" below. Some investors may be eligible to purchase Class A shares at net asset value under certain circumstances, which are also described below. Purchases of Class A shares are subject to a 1% redemption fee if redeemed within three months of settlement of purchase. Class A shares pay distribution fees equal to 0.25% annually of average daily net assets. Returns on Class A shares are generally higher than returns on the Fund's other classes of shares because Class A has lower annual expenses than those classes.

     Class B shares are offered at net asset value with no front-end sales charge. If you sell your Class B shares within six years of purchase, you generally will be subject to a contingent deferred sales charge or "CDSC". The amount of the CDSC applicable to a redemption of Class B shares decreases over six years, as described in the CDSC schedule in "Contingent Deferred Sales Charge" under "Sales Charges" below. The CDSC is deducted from your redemption proceeds. Under certain circumstances, the Class B CDSC may be waived (such as in the case of the death of the shareholder).

     See "CDSC Waivers" under "Sales Charges" below. Class B shares pay distribution fees and service fees equal to 1.00% annually of average daily net assets. Returns on Class B shares are generally lower than returns on Class A shares because Class B has higher annual expenses than Class A. Because the sales charge applicable to Class A shares is reduced for larger purchases and Class A has lower operating expenses, purchasing Class B shares may not be appropriate if you are investing a large amount.

     Class C shares are offered at net asset value with no front-end sales charge. If you sell your Class C shares within one year of purchase, you generally will be subject to a CDSC. The CDSC is deducted from your redemption proceeds. Under certain circumstances, the Class C CDSC may be waived (such as certain redemptions from tax-deferred retirement plan accounts). See "CDSC Waivers" under "Sales Charges" below. Class C shares pay distribution fees and service fees equal to 1.00% annually of average daily net assets. Returns on Class C shares are generally lower than returns on Class A shares because Class C has higher annual expenses than Class A.

     Class R shares are offered at net asset value with no front-end sales charge to clients of financial intermediaries who charge an advisory, management, consulting or similar fee for their services; accounts affiliated with those financial intermediaries; and to certain tax-sheltered retirement plans and Individual Retirement Account rollover accounts. Purchases of Class R shares are subject to a 1% redemption fee if redeemed within three months of settlement of purchase. Class R shares pay distribution fees and service fees equal to 0.50% annually of average daily net assets. Returns on Class R shares are generally lower than returns on Class A shares because Class R has higher annual expenses than Class A.

Payments to Investment Dealers. In connection with sales of Fund shares, an investment dealer may receive commissions and other amounts that are paid from various sources. For instance, your investment dealer may receive sales charges and Fund distribution and/or service fees as described below. In addition, the principal underwriter, out of its own resources, may make cash payments to certain investment dealers who provide marketing support, transaction processing and/or administrative services and, in some cases, include some or all Eaton Vance Funds in preferred or specialized selling programs. Payments made by the principal underwriter to an investment dealer are typically in the form of fees based on Fund sales, assets, transactions processed and/or accounts attributable to that investment dealer. Investment dealers also may receive amounts from the principal underwriter in connection with educational or due diligence meetings that include information concerning Eaton Vance Funds. The principal underwriter may pay or allow other promotional incentives or payments to investment dealers to the extent permitted by applicable laws and regulations.

Certain investment dealers that maintain "street name" or omnibus accounts provide sub-accounting, recordkeeping and/ or administrative services to the Eaton Vance Funds and are compensated for such services by the Funds. As used in this prospectus, the term "investment dealer" includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator, their designated intermediaries and any other firm having a selling, administration or similar agreement with the principal underwriter or its affiliates.

SALES CHARGES

Class A Front-End Sales Charge. Class A shares are offered at net asset value per share plus a sales charge that is determined by the amount of your investment. The current sales charge schedule is:

                                          Sales Charge*          Sales Charge*                  Dealer Commission
                                        as Percentage of      as Percentage of Net              as a Percentage of
 Amount of Purchase                      Offering Price         Amount Invested                  Offering Price
----------------------------------------------------------------------------------------------------------------------
 Less than $50,000                         5.75%                     6.10%                             5.00%
 $50,000 but less than $100,000            4.75%                     4.99%                             4.00%
 $100,000 but less than $250,000           3.75%                     3.90%                             3.00%
 $250,000 but less than $500,000           3.00%                     3.09%                             2.50%
 $500,000 but less than $1,000,000         2.00%                     2.04%                             1.75%
 $1,000,000 or more                        0.00**                    0.00**                        See Below

* Because the offering price per share is rounded to two decimal places, the actual sales charge you pay on a purchase of Class A shares may be more or less than your total purchase amount multiplied by the applicable sales charge percentage.

** No sales charge is payable at the time of purchase on investments of $1 million or more. A CDSC of 1.00% will be imposed on such investments (as described below) in the event of redemptions within 12 months of purchase.

The principal underwriter will pay an upfront commission to investment dealers on sales of $1 million or more as follows: 1.00% on amounts of $1 million or more but less than $3 million; plus 0.50% on amounts of $3 million or more but less than $5 million; plus 0.25% for any amounts of $5 million or more. Purchases totalling $1 million or more will be aggregated over a 12-month period for purposes of determining the amount of the commission to be paid.

For Class A share purchases in a single fund in a single transaction totaling $5 million or more, the principal underwriter will pay investment dealers a fee monthly in arrears based upon the commission rates stated above. Those rates will be applied to the amount originally invested minus any redemptions (as calculated at month end) and will be paid ratably over the first 12 months after the investment is made.

The principal underwriter may also pay commissions of up to 1.00% on sales of Class A shares made at net asset value to certain tax-deferred retirement plans.

Reducing or Eliminating Class A Sales Charges. Front-end sales charges on purchases of Class A shares may be reduced under the right of accumulation or under a statement of intention. To receive a reduced sales charge, you must inform your investment dealer or the Fund at the time you purchase shares that you qualify for such a reduction. If you do not let your investment dealer or the Fund know you are eligible for a reduced sales charge, you may not receive the discount to which you are otherwise entitled.

     Under the right of accumulation, the sales charge you pay is reduced if the current market value of your holdings in the Fund or any other Eaton Vance fund (based on the current maximum public offering price) plus your new purchase total $50,000 or more. Class A, Advisers Class, Class B, Class C, Class I and/or Class R shares of the Fund or other Eaton Vance funds, as well as shares of Eaton Vance Money Market Fund, owned by you may be included for this purpose. Shares of Eaton Vance Cash Management Fund and Eaton Vance Tax Free Reserves cannot be included under the right of accumulation. Shares owned by you, your spouse and children under age twenty-one may be combined for purposes of the right of accumulation, including shares held for the benefit of any of you in trust or fiduciary accounts (including retirement accounts) or omnibus or "street name" accounts. You may be required to provide documentation to establish your ownership  of shares  included  under the  right of  accumulation  (such as account statements for you, your spouse and children or marriage certificates, birth certificates and/or trust or other fiduciary-related documents).

     Under a statement of intention, purchases of $50,000 or more made over a 13-month period are eligible for reduced sales charges. Shares eligible under the right of accumulation may be included to satisfy the amount to be purchased under a statement of intention. Under a statement of intention, the principal underwriter may hold 5% of the dollar amount to be purchased in escrow in the form of shares registered in your name until you satisfy the statement or the 13-month period expires. A statement of intention does not obligate you to purchase (or the Fund to sell) the full amount indicated in the statement.

Class A shares are offered at net asset value (without a sales charge) to clients of financial intermediaries who charge a fee for their services; accounts affiliated with those financial intermediaries; tax-deferred retirement plans; investment and institutional clients of Eaton Vance; certain persons affiliated with Eaton Vance; and certain Eaton Vance and fund service providers. Class A shares may also be purchased at net asset value pursuant to the reinvestment privilege and exchange privilege and when distributions are reinvested. See "Shareholder Account Features" for details.

Contingent Deferred Sales Charge. Each Class of shares, except Class R shares, is subject to a CDSC on certain redemptions. Class A shares purchased at net asset value in amounts of $1 million or more (other than shares purchased in a single transaction of $5 million or more) are subject to a 1.00% CDSC if redeemed within 12 months of purchase. Investors who purchase Class A shares of a single fund in a single transaction at net asset value in amounts of $5 million or more will not be subject to any CDSC for such investment or any subsequent investment in the same fund but will be subject to a 1.00% redemption fee if they are redeemed or exchanged within the first three months after the settlement of the purchase. Class C shares are subject to a 1.00% CDSC if redeemed within 12 months of purchase. Class B shares are subject to the following CDSC schedule:

 Year of Redemption After Purchase       CDSC
-------------------------------------------------
 First or Second                          5%
 Third                                    4%
 Fourth                                   3%
 Fifth                                    2%
 Sixth                                    1%
 Seventh or following                     0%

The CDSC is based on the lower of the net asset value at the time of purchase or at the time of redemption. Shares acquired through the reinvestment of distributions are exempt from the CDSC. Redemptions are made first from shares that are not subject to a CDSC.

The sales commission payable to investment dealers in connection with sales of Class B and Class C shares is described under "Distribution and Service Fees" below.

CDSC Waivers. CDSCs are waived for certain redemptions pursuant to a Withdrawal Plan (see "Shareholder Account Features") and, for Class B, Class C and/or Class R shares, in connection with certain redemptions from tax-deferred retirement plans. Call 1-800-262-1122 for details. The Class B CDSC is also waived following the death of a beneficial owner of shares (a death certificate and other applicable documents may be required).

Conversion Feature.  After eight years, Class B shares automatically  convert to
Class  A  shares.   Class  B  shares  acquired   through  the   reinvestment  of
distributions convert in proportion to shares not so acquired.

More information about sales charges is available on the Eaton Vance website at www.eatonvance.com and in the Statement of Additional Information. Please consult the Eaton Vance website for any updates to sales charge information before making a purchase of Fund shares.

Distribution and Service Fees. Each Class of shares has in effect a plan under Rule 12b-1 that allows the Fund to pay distribution fees for the sale and distribution of shares (so-called "12b-1 fees"). Class A shares of the Fund pay a distribution fee at the annual rate of 0.25% of average daily net assets. Class B and Class C shares pay distribution fees at the annual rate of 0.75% of average daily net assets. Class R shares of the Fund pay distribution fees at the annual rate of 0.25% of average daily net assets. Although there is no present intention to do so, Class R shares could pay distribution fees of up to 0.50% annually upon Trustee approval. Because distribution fees are paid from Fund assets on an ongoing basis, they will increase your cost over time and may cost you more than paying other types of sales charges. The principal underwriter compensates investment dealers on sales of Class B and Class C shares (except exchange transactions and reinvestments) in an amount equal to 4% and 1%, respectively, of the purchase price of the shares. After the first year, investment dealers also receive 0.75% of the value of Class C shares in annual distribution fees.

All classes (except Class A) pay service fees to the principal underwriter for personal and/or account services equal to an annual rate of 0.25% of average daily net assets. After the sale of Class B, Class C and Class R shares, the principal underwriter typically receives service fees for one year and thereafter investment dealers generally receive them based on the value of shares sold by such dealers.

REDEEMING SHARES

You can redeem shares in any of the following ways:

  By Mail Send your request to the transfer agent along with any certificates and stock powers. The request must be signed exactly as your account is registered and signature guaranteed. You can obtain a signature guarantee at certain banks, savings and loan institutions, credit unions, securities dealers, securities exchanges, clearing agencies and registered securities associations. You may be asked to provide additional documents if your shares are registered in the name of a corporation, partnership or fiduciary.

  By Telephone      You can redeem up to $100,000 per account (which may include shares of one or more Eaton Vance funds) by calling the transfer agent at 1-800-262-1122 on Monday through Friday, 9:00 a.m. to 4:00 p.m. (eastern time). Proceeds of a telephone redemption can be mailed only to the account address. Shares held by corporations, trusts or certain other entities and shares that are subject to fiduciary arrangements cannot be redeemed by telephone.

  Through an Investment
  Dealer Your investment dealer is responsible for transmitting the order promptly. An investment dealer may charge a fee for this service.

Class A and Class R shares are subject to a 1% redemption fee if redeemed or exchanged within three months of the settlement of the purchase. All redemption fees will be paid to the Fund. Redemptions of shares held by 401(k) plans, in proprietary fee-based programs sponsored by broker-dealers, or by Eaton Vance, its affiliated entities and accounts in which Eaton Vance or such an affiliate have a beneficial interest, as well as the redemption of shares acquired as the result of reinvesting distributions, are not subject to the redemption fee.

If you redeem shares, your redemption price will be based on the net asset value per share next computed after the redemption request is received. Your redemption proceeds will be paid in cash within seven days, reduced by the amount of any applicable CDSC and/or redemption fee and any federal income tax required to be withheld. Payments will be sent by mail unless you complete the Bank Wire Redemptions section of the account application.

If you recently purchased shares, the proceeds of a redemption will not be sent until the purchase check (including a certified or cashier's check) has cleared. If the purchase check has not cleared, redemption proceeds may be delayed up to 15 days from the purchase date. If your account value falls below $750 (other than due to market decline), you may be asked either to add to your account or redeem it within 60 days. If you take no action, your account will be redeemed and the proceeds sent to you.

While redemption proceeds are normally paid in cash, redemptions may be paid by distributing marketable securities. If you receive securities, you could incur brokerage or other charges in converting the securities to cash.

SHAREHOLDER ACCOUNT FEATURES

Once you purchase shares, the transfer agent establishes a Lifetime Investing Account(R) for you. Share certificates are issued only on request.

Distributions. You may have your Fund distributions paid in one of the following ways:

..Full Reinvest
 Option Dividends and capital gains are reinvested in additional shares. This option will be assigned if you do not specify an option.

..Partial Reinvest
 Option Dividends are paid in cash and capital gains are reinvested in additional shares.

..Cash Option        Dividends and capital gains are paid in cash.

..Exchange Option    Dividends  and/or capital gains are reinvested in additional shares of any class of another Eaton Vance fund chosen by you, subject to the terms of that fund's prospectus. Before selecting this option, you must obtain a prospectus of the other fund and consider its objectives, risks, and charges and expenses carefully.

Information about the Fund. From time to time, you may be mailed the following:

     . Semiannual and Annual Reports containing a list of portfolio holdings as of the end of the second and fourth fiscal quarters, respectively, performance information and financial statements.
     . Periodic account statements, showing recent activity and total share balance.
     .    Form  1099 and tax  information  needed to  prepare  your  income  tax returns.
     .    Proxy materials, in the event a shareholder vote is required.
     .    Special notices about significant events affecting your Fund.

The Fund will file with the Securities and Exchange Commission ("SEC") a list of its portfolio holdings as of the end of the first and third fiscal quarters on Form N-Q. The Fund's annual and semiannual reports (as filed on Form N-CSR) and each Form N-Q may be viewed on the SEC's website (www.sec.gov). The most recent fiscal and calendar quarter end holdings may also be viewed on the Eaton Vance website (www.eatonvance.com). Portfolio holdings information is filed with the SEC or posted on the Eaton Vance website approximately 60 days after the end of the quarter to which it relates. Each Fund also posts information about certain portfolio characteristics (such as top ten holdings and asset allocation) as of each calendar quarter end on the Eaton Vance website approximately ten business days after quarter-end.

The Eaton Vance funds have established policies and procedures with respect to the disclosure of portfolio holdings and other information concerning Fund characteristics. A description of these policies and procedures is provided in the Statement of Additional Information. Such policies and procedures regarding disclosure of portfolio holdings are designed to prevent the misuse of material, non-public information about the funds.

Withdrawal Plan. You may redeem shares on a regular monthly or quarterly basis by establishing a systematic withdrawal plan. Withdrawals will not be subject to any applicable CDSC if they are, in the aggregate, less than or equal to 12% annually of the greater of either the initial account balance or the current account balance. A minimum account size of $5,000 is required to establish a systematic withdrawal plan. Because purchases of Class A shares are generally subject to an initial sales charge, Class A shareholders should not make withdrawals from their accounts while also making purchases. Because redemptions of Class A and Class R shares within three months of settlement of purchase are subject to a 1% redemption fee (including shares held in individual retirement accounts), shareholders should not make withdrawals pursuant to a Withdrawal Plan during that period.

Tax-Deferred Retirement Plans. Class A, Class C and Class R shares are available for purchase in connection with certain tax-deferred retirement plans. Call 1-800-262-1122 for information. Distributions will be invested in additional shares for all tax-deferred retirement plans.

Exchange Privilege. You may exchange your Fund shares for shares of the same Class of another Eaton Vance fund or, in the case of Class B and Class C shares, Eaton Vance Money Market Fund. Exchanges are made at net asset value (subject to any applicable redemption fee). If your shares are subject to a CDSC, the CDSC will continue to apply to your new shares at the same CDSC rate. For purposes of the CDSC, your shares will continue to age from the date of your original purchase.

Before exchanging, you should read the prospectus of the new fund carefully. If you wish to exchange shares, write to the transfer agent (see back cover for address) or call 1-800-262-1122. Periodic automatic exchanges are also available. The exchange privilege may be changed or discontinued at any time. You will receive 60 days' notice of any material change to the privilege. This privilege may not be used for "market timing". If an account (or group of accounts) makes more than two round-trip exchanges (exchanged from one fund to another and back again) within 12 months, it will be deemed to be market timing. As described under "Purchasing Shares", the exchange privilege may be terminated for market timing accounts or for other reasons.

Reinvestment Privilege. If you redeem shares, you may reinvest at net asset value all or any portion of the redemption proceeds in the same class of shares of the Fund (or, for Class A shares, in Class A shares of any other Eaton Vance fund), provided that the reinvestment occurs within 60 days of the redemption, and the privilege has not been used more than once in the prior 12 months. Under these circumstances your account will be credited with any CDSC paid in connection with the redemption. Any CDSC period applicable to the shares you acquire upon reinvestment will run from the date of your original share purchase. Reinvestment requests must be in writing. If you reinvest, you will be sold shares at the next determined net asset value following receipt of your request.

Telephone and Electronic Transactions. You can redeem or exchange shares by telephone as described in this prospectus. In addition, certain transactions may be conducted through the Internet. The transfer agent and the principal underwriter have procedures in place to authenticate telephone and electronic instructions (such as using security codes or verifying personal account information). As long as the transfer agent and principal underwriter follow reasonable procedures, they will not be responsible for unauthorized telephone or electronic transactions and you bear the risk of possible loss resulting from these transactions. You may decline the telephone redemption option on the account application. Telephone instructions are tape recorded.

"Street Name" Accounts. If your shares are held in a "street name" account at an investment dealer, that dealer (and not the Fund or its transfer agent) will perform all recordkeeping, transaction processing and distribution payments. Because the Fund will have no record of your transactions, you should contact your investment dealer to purchase, redeem or exchange shares, to make changes in your account, or to obtain account information. You will not be able to utilize a number of shareholder features, such as telephone transactions, directly with the Fund. The transfer of shares in a "street name" account to an account with another investment dealer or to an account directly with the Fund involves special procedures and you will be required to obtain historical information about your shares prior to the transfer. Before establishing a "street name" account with an investment dealer, you should determine whether that dealer allows reinvestment of distributions in "street name" accounts.

Procedures for Opening New Accounts. To help the government fight the funding of terrorism and money laundering activities, federal law requires the Fund to obtain, verify and record information that identifies each person who opens a Fund account. When you open an account, the transfer agent or your investment dealer will ask you for your name, address, date of birth and other identifying information. You also may be asked to produce a copy of your driver's license and other identifying documents. If a person fails to provide the information requested, any application by that person to open a new account will be rejected. Moreover, if the transfer agent or the investment dealer is unable to verify the identity of a person based on information provided by that person, it may take additional steps including, but not limited to, requesting additional information from the person, closing the person's account or reporting the matter to the appropriate federal authorities.

Account Questions. If you have any questions about your account or the services available, please call Eaton Vance Shareholder Services at 1-800-262-1122, or write to the transfer agent (see back cover for address).

TAX INFORMATION

The Fund pays dividends at least once annually and intends to pay capital gains annually. Distributions of income and net capital gains from investments held by the Portfolio for one year or less will be taxable as ordinary income. Distributions of net gains from investments held by the Portfolio for more than one year are taxable as long-term capital gains. The Fund expects that its distributions will consist primarily of capital gains. The Fund's distributions will be taxable as described above whether they are paid in cash or reinvested in additional shares. A portion of the Fund's distributions may be eligible for the dividends-received deduction for corporations.

Investors who purchase shares at a time when the Fund's net asset value reflects gains that are either unrealized or realized but not distributed will pay the full price for the shares and then may receive some portion of the purchase price back as a taxable distribution. Certain distributions paid in January will be taxable to shareholders as if received on December 31 of the prior year. A redemption of Fund shares, including an exchange for shares of another fund, is a taxable transaction.

The Portfolio's investments in foreign securities may be subject to foreign withholding taxes, which would decrease the Fund's income on such securities. Under certain circumstances, shareholders may be entitled to claim a credit or deduction with respect to foreign taxes. In addition, investments in foreign securities or foreign currencies may increase or accelerate recognition of ordinary income and may affect the timing or amount of the Fund's distributions.

Shareholders should consult with their advisers concerning the applicability of state, local and other taxes to an investment.

FINANCIAL HIGHLIGHTS

The financial highlights are intended to help you understand the Fund's financial performance for the past five years. Certain information in the tables reflects the financial results for a single Fund share. The total returns in the tables represent the rate an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions and not taking into account a sales charge). This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm. The report of PricewaterhouseCoopers LLP and the Fund's financial statements are incorporated by reference and included in the Fund's annual report, which is available on request. The Fund began offering Class C shares on January 5, 1998 and Class R shares on August 1, 2003.

                                                                      WORLDWIDE HEALTH SCIENCES FUND
                                       ---------------------------------------------------------------------------------------------
                                                                           YEAR ENDED AUGUST 31,
                                       ---------------------------------------------------------------------------------------------
                                                                   2004(1)                                         2003(1)
                                       ---------------------------------------------------------------------------------------------
                                           CLASS A       CLASS B        CLASS C      CLASS R(2)    CLASS A     CLASS B     CLASS C
------------------------------------------------------------------------------------------------------------------------------------
  Net asset value - Beginning of year   $    9.360      $ 10.040         $  8.300       $10.000     $  7.640    $  8.260    $  6.830
                                        ----------      --------         --------       -------     --------    --------      ------
  Income (loss) from operations
  Net investment loss                   $   (0.109)     $ (0.197)        $ (0.163)      $(0.133)    $ (0.096)   $ (0.169)   $(0.140)
  Net realized and unrealized gain
  (loss)                                     0.629         0.677            0.563         0.412        1.816       1.949       1.610
                                        ----------      --------         --------       -------      --------    --------     ------
  Total income (loss) from operations   $    0.520      $  0.480         $  0.400       $ 0.279     $  1.720    $  1.780    $  1.470
                                        ----------      --------         --------       -------      --------    --------     ------
  Less distributions
  From net realized gain                $       --      $     --         $     --       $    --     $     --    $     --    $     --
                                        ----------      --------         --------       -------      --------    --------     ------
  Total distributions                   $       --      $     --         $     --       $    --     $     --    $     --    $     --
                                        ----------      --------         --------       -------      --------    --------     ------
  Redemption fees                       $   0.000(6)    $ 0.000(6)       $ 0.000(6)     $0.001      $     --    $     --    $     --
                                        ----------      --------         --------       -------      --------    --------     ------
  Net asset value - End of year         $    9.880      $ 10.520         $ 8.700        $10.280     $  9.360    $ 10.040    $  8.300
                                        ==========      ========         ========       =======      ========    ========     ======
  Total return(3)                            5.56%         4.78%           4.82%          2.80%        22.51%      21.55%     21.52%

  Ratios/Supplemental Data
  Net assets, end of year
  (000's  omitted)                      $1,226,740      $756,367         $499,058       $ 1,594     $985,769    $712,385    $396,330
  Ratios (as a percentage of average
  daily net assets):
   Net expenses(4)                            1.80%+        2.55%+           2.55%+        2.05%(5)+    1.99%       2.74%      2.74%
   Net expenses after custodian fee
    reduction(4)                              1.79%+        2.54%+           2.54%+        2.04%(5)+    1.97%       2.72%      2.72%
   Net investment loss                       (1.08)%+      (1.84)%+         (1.83)%+      (1.29)%(5)+  (1.18)%     (1.93)%   (1.93)%
  Portfolio Turnover of the Portfolio           13%           13%              13%           13%          27%         27%        27%

                                                   (See footnotes on next page.)

                                                                   WORLDWIDE HEALTH SCIENCES FUND
                                ----------------------------------------------------------------------------------------------------
                                                                       YEAR ENDED AUGUST 31,
                                ----------------------------------------------------------------------------------------------------
                                             2002(1)                          2001(1)                        2000(1)
                                ----------------------------------------------------------------------------------------------------
                              CLASS A     CLASS B     CLASS C     CLASS A     CLASS B     CLASS C     CLASS A     CLASS B    CLASS C
------------------------------------------------------------------------------------------------------------------------------------
 Net asset value - Beginning
 of year                     $ 10.280    $ 11.150    $  9.310    $ 12.330    $ 13.670    $ 11.530    $  6.160    $  7.060   $  6.070
                             --------    --------    --------    --------    --------    --------    --------    --------    -------
 Income (loss) from operations
 Net investment loss         $ (0.082)   $ (0.164)   $ (0.134)   $ (0.094)   $ (0.190)   $ (0.158)   $ (0.114)   $ (0.198)  $(0.182)
 Net realized and unrealized
 gain (loss)                   (2.108)     (2.276)     (1.896)     (1.447)     (1.589)     (1.321)      6.758       7.520      6.354
                              --------    --------    --------    --------    --------    --------    --------    --------   -------
 Total income (loss) from
 operations                  $ (2.190)   $ (2.440)   $ (2.030)   $ (1.541)   $ (1.779)   $ (1.479)   $  6.644    $  7.322   $  6.172
                             --------    --------    --------    --------    --------    --------    --------    --------   --------
 Less distributions
 From net realized gain      $ (0.450)   $ (0.450)   $ (0.450)   $ (0.509)   $ (0.741)   $ (0.741)   $ (0.474)   $ (0.712)  $(0.712)
                             --------    --------    --------    --------    --------    --------    --------    --------   --------
 Total distributions         $ (0.450)   $ (0.450)   $ (0.450)   $ (0.509)   $ (0.741)   $ (0.741)   $ (0.474)   $ (0.712)  $(0.712)
                             --------    --------    --------    --------    --------    --------    --------    --------    -------
 Net asset value -
 End of year                 $  7.640    $  8.260    $  6.830    $ 10.280    $ 11.150    $  9.310    $ 12.330    $ 13.670   $11.530%
                             ========    ========    ========    ========    ========    ========    ========    ========    =======
 Total return(3)               (21.87)%    (22.43)%    (22.46)%    (13.08)%    (13.75)%    (13.70)%    116.52%     114.93%   114.90%
 Ratios/Supplemental Data
 Net assets, end of year
 (000's omitted)             $772,283    $593,993    $310,766    $783,176    $621,963    $266,628    $418,904    $411,280   $128,973
 Ratios (as a percentage of
 average daily net assets):
 Net expenses(4)                 1.69%       2.44%       2.44%       1.71%       2.45%       2.46%       1.79%       2.54%     2.53%
 Net expenses after custodian
 fee reduction(4)                1.67%       2.42%       2.42%       1.69%       2.43%       2.44%       1.74%       2.49%     2.48%
 Net investment loss            (0.90)%     (1.66)%     (1.65)%     (0.89)%     (1.64)%     (1.64)%     (1.29)%     (2.03)    (2.02)
  Portfolio Turnover of the
  Portfolio                        38%         38%         38%         24%         24%         24%         31%         31%       31%

+ The operating expenses of the Fund and the Portfolio reflect a reduction of the management and administration fees. Had such actions not been taken, the ratios and net investment loss per share would have been the same.

(1) Net investment loss and redemption fees per share were computed using average shares outstanding.

(2) For the period from the commencement of offering of Class R shares, September 8, 2003 to August 31, 2004.

(3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(4)  Includes the Fund's share of the Portfolio's allocated expenses.

(5)  Annualized.

(6)  Amounts represent less than $0.0005 per share.

  LOGO





More Information
--------------------------------------------------------------------------------

          About the Fund: More information is available in the statement of additional information. The statement of additional information is incorporated by reference into this prospectus. Additional information about the Portfolio's investments is available in the annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the past year. You may obtain free copies of the statement of additional information and the shareholder reports by contacting the principal underwriter:

                         Eaton Vance Distributors, Inc.
                            The Eaton Vance Building
                                255 State Street
                                Boston, MA 02109
                                 1-800-225-6265
                           website: www.eatonvance.com

          You will find and may copy information about the Fund (including the statement of additional information and shareholder reports): at the Securities and Exchange Commission's public reference room in Washington, DC (call 1-202-942-8090 for information on the operation of the public reference room); on the EDGAR Database on the SEC's Internet site (http:// www.sec.gov); or, upon payment of copying fees, by writing to the SEC's public reference section, Washington, DC 20549-0102, or by electronic mail at publicinfo@sec.gov.

          About Shareholder Accounts: You can obtain more information from Eaton Vance Share- holder Services (1-800-262-1122). If you own shares and would like to add to, redeem or change your account, please write or call the transfer agent:
--------------------------------------------------------------------------------
                                    PFPC Inc.
                                  P.O. Box 9653
                            Providence, RI 02940-9653
                                 1-800-262-1122

The Funds' SEC File No. is 811-1241.                                         HSP


1915-1/05                                        (C) 2005 Eaton Vance Management

                                                          STATEMENT OF
                                                          ADDITIONAL INFORMATION

                                                          May 2, 2005


                              Eaton Vance Worldwide
                              Health Sciences Fund


                            The Eaton Vance Building
                                255 State Street
                           Boston, Massachusetts 02109
                                 1-800-262-1122


This Statement of Additional Information ("SAI") provides general information about the Fund and the Portfolio. The Fund and Portfolio are diversified, open-end management companies. The Fund is a series of Eaton Vance Growth Trust (the "Trust"). Capitalized terms used in this SAI and not otherwise defined have the meanings given to them in the prospectus. This SAI contains additional information about:


                                Page                                      Page
Strategies and Risks              2     Purchasing and Redeeming Shares    21
Investment Restrictions           6     Sales Charges                      22
Management and Organization       7     Performance                        25
Investment Advisory and                 Taxes                              26
  Administrative Services        15     Portfolio Securities Transactions  29
Other Service Providers          19     Financial Statements               31
Calculation of Net Asset Value   20


Appendix A: Class A Fees, Performance and Ownership                        32
Appendix B: Class B Fees, Performance and Ownership                        34
Appendix C: Class C Fees, Performance and Ownership                        36
Appendix D: Class R Fees, Performance and Ownership                        38
Appendix E: Eaton Vance Funds Proxy Voting Policies and Procedures         40
Appendix F: OrbiMed Advisors LLC Proxy Voting Policies                     42


This SAI is NOT a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by the Fund's prospectus dated May 2, 2005, as supplemented from time to time, which is incorporated herein by reference. This SAI should be read in conjunction with the prospectus, which may be obtained by calling 1-800-225-6265.









(C) 2005 Eaton Vance Management

The following defined terms may be used herein: "SEC" for the Securities and Exchange Commission; "CFTC" for the Commodities Futures Trading Commission; "Code" for the Internal Revenue Code of 1986, as amended; "1940 Act" for the Investment Company Act of 1940, as amended; and "NASD" for the National Association of Securities Dealers, Inc.

                              STRATEGIES AND RISKS

Primary strategies are defined in the prospectus. The following is a description of the various investment practices that may be engaged in, whether as a primary or secondary strategy, and a summary of certain attendant risks. The investment adviser(s) may not buy any of the following instruments or use any of the following techniques unless it believes that doing so will help achieve the investment objective(s).

Foreign Investments. Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets, political or financial instability or diplomatic and other developments which could affect such investments. Further, economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States. It is anticipated that in most cases the best available market for foreign securities will be on exchanges or in over-the-counter markets located outside the United States. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In addition, foreign brokerage commissions are generally higher than commissions on securities traded in the United States and may be non-negotiable. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers, and issuers than in the United States. In some countries, delayed settlements are customary, which increase the risk of loss.

American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) may be purchased. ADRs, EDRs and GDRs are certificates evidencing ownership of shares of a foreign issuer and are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, they continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include the political and economic risks of the underlying issuer's country, and, in the case of depositary receipts traded on non-U.S. markets, foreign exchange risk. ADRs, EDRs and GDRs may be sponsored or unsponsored. Unsponsored receipts are established without the participation of the issuer. Unsponsored receipts may involve higher expenses, they may not pass-through voting or other shareholder rights, and they may be less liquid.

Foreign Currency Transactions. The value of foreign assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency rates and exchange control regulations. Currency exchange rates can also be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the U.S. or abroad. Foreign currency exchange transactions may be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into derivative currency transactions. Currency futures contracts are exchange-traded and change in value to reflect movements of a currency or a basket of currencies. Settlement must be made in a designated currency.

Forward foreign currency exchange contracts are individually negotiated and privately traded so they are dependent upon the creditworthiness of the counterparty. Such contracts may be used when a security denominated in a foreign currency is purchased or sold, or when the receipt in a foreign currency of dividend or interest payments on such a security is anticipated. A forward contract can then "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. Additionally, when the investment adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the securities held that are denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible. In addition, it may not be possible to hedge against long-term currency changes. Cross-hedging may be used by using forward contracts in one currency (or basket of currencies) to hedge against fluctuations in the value of securities denominated in a different currency if the investment adviser determines that there is an established historical pattern of correlation between the two currencies (or the basket of currencies and the underlying currency). Use of a different foreign currency magnifies exposure to foreign currency exchange rate fluctuations. Forward contracts may also be used to shift exposure to foreign currency exchange rate changes from one currency to another. Short-term hedging provides a means of fixing the dollar value of only a portion of portfolio assets.

Currency swaps involve the exchange of rights to make or receive payments in specified currencies and are individually negotiated. The entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The credit quality of the unsecured senior debt or the claims-paying ability of the other party thereto must be considered to be investment grade by the investment adviser at the time the swap is entered into. The use of currency swaps is a highly specialized activity which involves special investment techniques and risks. If the investment adviser is incorrect in its forecasts of market value and currency exchange rates, performance will be adversely affected.

Currency transactions are subject to the risk of a number of complex political and economic factors applicable to the countries issuing the underlying currencies. Furthermore, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying the derivative currency transactions. As a result, available information may not be complete. In an over-the-counter trading environment, there are no daily price fluctuation limits. There may be no liquid secondary market to close out options purchased or written, or forward contracts entered into, until their exercise, expiration or maturity. There is also the risk of default by, or the bankruptcy of, the financial institution serving as a counterparty.

Emerging Companies. The investment risk associated with emerging companies is higher than that normally associated with larger, older companies due to the greater business risks associated with small size, the relative age of the company, limited product lines, distribution channels and financial and managerial resources. Further, there is typically less publicly available information concerning smaller companies than for larger, more established ones. The securities of small companies are often traded only over-the-counter and may not be traded in the volumes typical of trading on a national securities exchange. As a result, this type of holding may need to be discounted from recent prices or disposed of over a long period of time. The prices of this type of security are often more volatile than those of larger companies which are often traded on a national securities exchange.

Illiquid Securities. The Portfolio may invest up to 15% of net assets in illiquid securities. Illiquid securities include securities legally restricted as to resale, such as commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933, as amended, and securities eligible for resale pursuant to Rule 144A thereunder. Section 4(2) and Rule 144A securities may, however, be treated as liquid by the investment adviser pursuant to procedures adopted by the Trustees, which require consideration of factors such as trading activity, availability of market quotations and number of dealers willing to purchase the security. If the Portfolio invests in Rule 144A securities, the level of portfolio illiquidity may be increased to the extent that eligible buyers become uninterested in purchasing such securities.

It may be difficult to sell such securities at a price representing the fair value until such time as such securities may be sold publicly. Where registration is required, a considerable period may elapse between a decision to sell the securities and the time when it would be permitted to sell. Thus, the Portfolio may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell. The Portfolio may also acquire securities through private placements under which it may agree to contractual restrictions on the resale of such securities. Such restrictions might prevent their sale at a time when such sale would otherwise be desirable.

Derivative Instruments. Derivative instruments (which are instruments that derive their value from another instrument, security, index or currency) may be purchased or sold to enhance return (which may be considered speculative), to hedge against fluctuations in securities prices, market conditions or currency exchange rates, or as a substitute for the purchase or sale of securities or currencies. Such transactions may be in the U.S. or abroad and may include the purchase or sale of futures contracts on securities, securities and other indices, other financial instruments or currencies; options on futures contracts; exchange-traded and over-the-counter options on securities, indices or currencies; and forward foreign currency exchange contracts. Transactions in derivative instruments involve a risk of loss or depreciation due to: unanticipated adverse changes in securities prices, interest rates, indices, the other financial instruments' prices or currency exchange rates; the inability to close out a position; default by the counterparty; imperfect correlation between a position and the desired hedge; tax constraints on closing out positions; and portfolio management constraints on securities subject to such transactions. The loss on derivative instruments (other than purchased options) may substantially exceed an investment in these instruments. In addition, the entire premium paid for purchased options may be lost before they can be profitably exercised.
Transaction costs are incurred in opening and closing positions. Derivative instruments may sometimes increase or leverage exposure to a particular market risk, thereby increasing price volatility of derivative instruments the Portfolio holds. The Portfolio's success in using derivative instruments to hedge portfolio assets depends on the degree of price correlation between the derivative instruments and the hedged asset. Imperfect correlation may be caused by several factors, including temporary price disparities among the trading markets for the derivative instrument, the assets underlying the derivative instrument and the Portfolio's assets.

Over-the-counter ("OTC") derivative instruments involve an enhanced risk that the issuer or counterparty will fail to perform its contractual obligations. Some derivative instruments are not readily marketable or may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit trading in an exchange-traded derivative instrument, which may make the contract temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or futures option can vary from the previous day's settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the closing out of positions to limit losses. The staff of the SEC takes the position that certain purchased OTC options, and assets used as cover for written OTC options, are illiquid. The ability to terminate OTC derivative instruments may depend on the cooperation of the counterparties to such contracts. For thinly traded derivative instruments, the only source of price quotations may be the selling dealer or counterparty. In addition, certain provisions of the Code limit the use of derivative instruments. The Portfolio has claimed an exclusion from the definition of a Commodity Pool Operator ("CPO") under the Commodity Exchange Act and therefore is not subject to registration as a CPO. The use of derivatives are highly specialized activities that involve skills different from conducting ordinary portfolio securities transactions. There can be no assurance that the investment adviser's use of derivative instruments will be advantageous to the Portfolio. The Portfolio will engage in transactions in futures contracts and regulated options only to the extent such transactions are consistent with the requirements of the Code for maintaining the qualification of the Fund as a regulated investment company for federal income tax purposes.

Foreign exchange traded futures contracts and options thereon may be used only if the investment adviser determines that trading on such foreign exchange does not entail risks, including credit and liquidity risks, that are materially greater than the risks associated with trading on CFTC-regulated exchanges.

A put option on a security may be written only if the investment adviser intends to acquire the security. The Portfolio will not purchase options if after such transaction more than 5% of net assets, as measured by the aggregate of all premiums paid for such options held would be so invested.

Risks Associated With Derivative Instruments. Transactions in derivative instruments involve a risk of loss or depreciation due to: unanticipated adverse changes in securities prices, interest rates, the other financial instruments' prices or currency exchange rates; the inability to close out a position; default by the counterparty; imperfect correlation between a position and the desired hedge; tax constraints on closing out positions; and portfolio management constraints on securities subject to such transactions. The loss on derivative instruments (other than purchased options) may substantially exceed the Portfolio's initial investment in these instruments. In addition, the Portfolio may lose the entire premium paid for purchased options that expire before they can be profitably exercised. Transaction costs are incurred in opening and closing positions in derivative instruments.

Derivative instruments may sometimes increase or leverage the Portfolio's exposure to a particular market risk. Leverage enhances the Portfolio's exposure to the price volatility of derivative instruments it holds. The Portfolio's success in using derivative instruments to hedge portfolio assets depends on the degree of price correlation between the derivative instruments and the hedged asset. Imperfect correlation may be caused by several factors, including temporary price disparities among the trading markets for the derivative instrument, the assets underlying the derivative instrument and the Portfolio's assets. During periods of market volatility, a commodity exchange may suspend or limit trading in an exchange-traded derivative instrument, which may make the contract temporarily illiquid and difficult to price. A commodity exchange may also establish daily limits on the amount that the price of a futures contract or futures option can vary from the previous day's settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the Portfolio from closing out positions and limiting its losses. The use of derivatives are highly specialized activities that involve skills different from conducting ordinary portfolio securities transactions. There can be no assurance that the investment adviser's use of derivative instruments will be advantageous to the Portfolio. The Portfolio will engage in transactions in futures contracts and regulated options only to the extent such transactions are consistent with the requirements of the Code for maintaining the qualification of the Fund as a regulated investment company for federal income tax purposes.

Repurchase Agreements. The Portfolio may enter into repurchase agreements (the purchase of a security coupled with an agreement to resell at a higher price) with respect to its permitted investments. In the event of the bankruptcy of the other party to a repurchase agreement, the Portfolio might experience delays in recovering its cash. To the extent that, in the meantime, the value of the securities the Portfolio purchased may have decreased, the Portfolio could experience a loss. Repurchase agreements which mature in more than seven days will be treated as illiquid. The Portfolio's repurchase agreements will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the agreement, and will be marked to market daily.

Reverse Repurchase Agreements. The Portfolio may enter into reverse repurchase agreements. Under a reverse repurchase agreement, the Portfolio temporarily transfers possession of a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash. At the same time, the Portfolio agrees to repurchase the instrument at an agreed upon time (normally within seven days) and price, which reflects an interest payment. The Portfolio may enter into such agreements when it is able to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income. The Portfolio could also enter into reverse repurchase agreements as a means of raising cash to satisfy redemption requests without the necessity of selling portfolio assets.

When the Portfolio enters into a reverse repurchase agreement, any fluctuations in the market value of either the securities transferred to another party or the securities in which the proceeds may be invested would affect the market value of the Portfolio's assets. As a result, such transactions may increase fluctuations in the market value of the Portfolio's assets. While there is a risk that large fluctuations in the market value of the Portfolio's assets could affect net asset value, this risk is not significantly increased by entering into reverse repurchase agreements, in the opinion of the investment adviser. Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds, they constitute a form of leverage. Such agreements will be treated as subject to investment restrictions regarding "borrowings." If the Portfolio reinvests the proceeds of a reverse repurchase agreement at a rate lower than the cost of the agreement, entering into the agreement will lower the Portfolio's yield.

Asset Coverage. To the extent required by SEC guidelines, the Portfolio will only engage in transactions that expose it to an obligation to another party if it owns either (1) an offsetting ("covered") position for the same type of financial asset, or (2) cash or liquid securities, segregated with its custodian, with a value sufficient at all times to cover its potential obligations not covered as provided in (1). Assets used as cover or segregated with the custodian cannot be sold while the position(s) requiring cover is open unless replaced with other appropriate assets. As a result, if a large portion of assets is segregated or committed as cover, it could impede portfolio management or the ability to meet redemption requests or other current obligations.

Other Investment Companies. The Portfolio reserves the right to invest up to 10% of its total assets, calculated at the time of purchase, in the securities of other investment companies unaffiliated with the investment adviser or the manager that have the characteristics of closed-end investment companies. The Portfolio will indirectly bear its proportionate share of any management fees paid by investment companies in which it invests in addition to the advisory fee paid by the Portfolio. The value of closed-end investment company securities, which are usually traded on an exchange, is affected by demand for the securities themselves, independent of the demand for the underlying portfolio assets, and, accordingly, such securities can trade at a discount from their net asset values.

Lending Portfolio Securities. The Portfolio may lend up to one-third of the value of its total assets (including borrowings) or such other amount as is permitted under relevant law. The Portfolio may seek to earn income by lending portfolio securities to broker-dealers or other institutional borrowers. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the securities loaned if the borrower of the securities fails financially. In the judgment of the investment adviser the loans will be made only to organizations whose credit quality or claims paying ability is considered to be at least investment grade and the investment adviser will periodically monitor the financial condition of such organizations while any loans are outstanding. In addition, loans will only be made when the investment adviser believes the expected returns, net of administrative expenses and any finders' fees, justify the attendant risk. Securities loans currently are required to be secured continuously by collateral in cash, cash equivalents (such as money market instruments) or other liquid securities held by the custodian and maintained in an amount at least equal to the market value of the securities loaned. Distributions of any income realized from securities loans will be taxable as ordinary income.

Equity Investments. Equity securities eligible for purchase include common and preferred stocks; equity interests in trusts, partnerships, joint ventures and other unincorporated entities or enterprises; special classes of shares available only to foreign investors in markets that restrict ownership by foreign investors to certain classes of equity securities; convertible preferred stocks; debt securities (limited to securities convertible into common stocks); warrants and other convertible instruments.

Convertible Securities. The Portfolio may from time to time invest a portion of its assets in debt securities and preferred stocks which are convertible into, or carry the right to purchase, common stock or other equity securities. The debt security or preferred stock may itself be convertible into or exchangeable for equity securities, or the purchase right may be evidenced by warrants attached to the security or acquired as part of a unit with the security. Convertible securities may be purchased for their appreciation potential when they yield more than the underlying securities at the time of purchase or when they are considered to present less risk of principal loss than the underlying securities. Generally speaking, the interest or dividend yield of a convertible security is somewhat less than that of a non-convertible security of similar quality issued by the same company.

Warrants. The Portfolio may from time to time invest a portion of its assets in warrants. Warrants are an option to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. The prices of warrants do not necessarily move parallel to the prices of the underlying securities. Warrants may become valueless if not sold or exercised prior to their expiration. Warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. (Canadian special warrants issued in private placements prior to a public offering are not considered warrants for purposes of a Portfolio's investment restrictions).

Temporary Investments. The Portfolio may invest temporarily in cash or cash equivalents. Cash equivalents are highly liquid, short-term securities such as commercial paper, time deposits, certificates of deposit, short-term notes and short-term U.S. Government obligations.

Portfolio Turnover. The Portfolio cannot accurately predict its portfolio turnover rate, but it is anticipated that the annual turnover rate will generally not exceed 100% (excluding turnover of securities having a maturity of one year or less). A 100% annual turnover rate could occur, for example, if all the securities held by the Portfolio were replaced in a period of one year. A high turnover rate (such as 100% or more) necessarily involves greater expenses to the Portfolio and may result in the realization of substantial net short-term capital gains. The Portfolio may engage in active short-term trading to benefit from yield disparities among different issues of securities or among the markets for fixed-income securities of different countries, to seek short-term profits during periods of fluctuating interest rates, or for other reasons. Such trading will increase the Portfolio's rate of turnover and may increase the incidence of net short-term capital gains allocated to the Fund by the Portfolio which, upon distribution by the Fund, are taxable to Fund shareholders as ordinary income.

Diversified Status. Each of the Fund and Portfolio is a "diversified" investment company under the 1940 Act. This means that with respect to 75% of its total assets (1) it may not invest more than 5% of its total assets in the securities of any one issuer (except U.S. Government obligations) and (2) it may not own more than 10% of the outstanding voting securities of any one issuer (which generally is inapplicable because debt obligations are not voting securities). With respect to no more than 25% of its total assets, investments are not subject to the foregoing restrictions.

                             INVESTMENT RESTRICTIONS

The following investment restrictions of the Fund are designated as fundamental policies and as such cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities, which as used in this SAI means the lesser of (a) 67% of the shares of the Fund present or represented by proxy at a meeting if the holders of more than 50% of the outstanding shares are present or represented at the meeting or (b) more than 50% of the outstanding shares of the Fund. Accordingly, the Fund may not:

(1)  Borrow  money or issue  senior  securities  except as permitted by the 1940
     Act;
(2) Purchase any securities on margin (but the Fund and the Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities);
(3) Make loans to any person except by (a) the acquisition of debt securities and making portfolio investments, (b) entering into repurchase agreements and (c) lending portfolio securities;
(4) With respect to 75% of its total assets, invest more than 5% of its total assets (taken at current value) in the securities of any one issuer, or invest in more than 10% of the outstanding voting securities of any one issuer, except obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and except securities of other investment companies;
(5)  Underwrite securities of other issuers;
(6) Invest in real estate including interests in real estate limited partnerships (although it may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate) or in commodities or commodity contracts for the purchase or sale of physical commodities; or
(7) Invest in the securities of any one industry, except the medical research and health care industry (and except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if as a result 25% or more of the Fund's total assets would be invested in the securities of such industry.

In connection with Restriction (1) above, the 1940 Act currently permits investment companies to borrow money so long as there is 300% asset coverage of the borrowing (i.e., borrowings do not exceed one-third of the investment company's total assets after subtracting liabilities other than the borrowings). There is no current intent to borrow money, except for the limited purposes described in the prospectus.

Notwithstanding the investment policies and restrictions of the Fund, the Fund may invest all of its investable assets in an open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund.

The following nonfundamental investment policy has been adopted by the Fund and Portfolio. A policy may be changed by the Trustees with respect to the Fund without approval by the Fund's shareholders or, with respect to the Portfolio, without approval of the Fund or its other investors. The Fund and Portfolio will not:

  * make short sales of securities or maintain a short position, unless at all times when a short position is open (i) it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short or (ii) it holds in a segregated account cash or other liquid securities (to the extent required under the 1940 Act) in an amount equal to the current market value of the securities sold short, and unless not more than 25% of its net assets (taken at current value) is held as collateral for such sales at any one time; or
  * invest more than 15% of net assets in investments which are not readily marketable, including restricted securities and repurchase agreements maturing in more than seven days. Restricted securities for the purposes of this limitation do not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 and commercial paper issued pursuant to Section 4(2) of said Act that the Board of Trustees, or its delegate, determines to be liquid. Any such determination by a delegate will be made pursuant to procedures adopted by the Board. When investing in Rule 144A securities, the level of portfolio illiquidity may be increased to the extent that eligible buyers become uninterested in purchasing such securities.

Whenever an investment policy or investment restriction set forth in the prospectus or this SAI states a maximum percentage of assets that may be invested in any security or other asset, or describes a policy regarding quality standards, such percentage limitation or standard shall be determined immediately after and as a result of the acquisition by the Fund and Portfolio of such security or asset. Accordingly, any later increase or decrease resulting from a change in values, assets or other circumstances or any subsequent rating change made by a rating service (or as determined by the investment adviser if the security is not rated by a rating agency), will not compel the Fund and Portfolio to dispose of such security or other asset. However, the Fund and Portfolio must always be in compliance with the borrowing policy and limitation on investing in illiquid securities set forth above. If a sale of securities is required to comply with the 15% limit on illiquid securities, such sales will be made in an orderly manner with consideration of the best interests of shareholders.

                           MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of the Trust are responsible for the overall management and supervision of the affairs of the Trust. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. The business address of Mr. Isaly is 787 3rd Avenue, New York, NY 10017. As used in this SAI, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance Inc. and "EVD" refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of Eaton Vance and BMR. EVD is the principal underwriter of the Fund (see "Principal Underwriter" under "Other Service Providers").

                                                                                                     Number of
                                                                                                   Portfolios in
                                                                                                   Fund Complex       Other
                         Position(s) with the   Term of Office and   Principal Occupations(s)       Overseen By   Directorships
Name and Date of Birth     Trust/Portfolio      Length of Service     During Past Five Years        Trustee(1)        Held
----------------------   --------------------   ------------------   ------------------------      -------------  -------------
INTERESTED TRUSTEE

 JAMES B. HAWKES         Trustee                Trustee of the        Chairman, President and          197        Director of EVC
 11/9/41                                        Trust since 1989      Chief Executive Officer of
                                                and the Portfolio     BMR, Eaton Vance, EVC and
                                                since 1996            EV; Director of EV; Vice
                                                                      President and Director of
                                                                      EVD. Trustee and/or officer
                                                                      of 197 registered investment
                                                                      companies in the Eaton Vance
                                                                      Fund Complex.  Mr. Hawkes is
                                                                      an interested person because
                                                                      of his positions with BMR,
                                                                      Eaton Vance EVC and EV, which
                                                                      are affiliates of the Trust
                                                                      and the Portfolio.

                                       7

                                                                                                     Number of
                                                                                                   Portfolios in
                                                                                                   Fund Complex       Other
                         Position(s) with the   Term of Office and   Principal Occupations(s)       Overseen By   Directorships
Name and Date of Birth     Trust/Portfolio      Length of Service     During Past Five Years        Trustee(1)        Held
----------------------   --------------------   ------------------   ------------------------      -------------  -------------
NONINTERESTED TRUSTEES

 BENJAMIN C. ESTY        Trustee                Since 2005            Professor, Harvard University    135        None
 1/2/63                                                               Graduate School of Business
                                                                      Administration (since 2003).
                                                                      Formerly, Associate Professor,
                                                                      Harvard University Graduate
                                                                      School of Business
                                                                      Administration (2000-2003).

 SAMUEL L. HAYES, III    Chairman of the        Trustee of the        Jacob H. Schiff Professor of     197        Director of
 2/23/35                 Board and Trustee      Trust since 1989      Investment Banking Emeritus,                Tiffany & Co.
                                                and the Portfolio     Harvard University Graduate                 (specialty
                                                since 1996 and        School of Business                          retailer) and
                                                Chairman of the       Administration.                             Telect, Inc.
                                                Board since 2005                                                  (telecommunication
                                                                                                                  services company)

 WILLIAM H. PARK         Trustee                Since 2003            President and Chief Executive    197        None
 9/19/47                                                              Officer, Prizm Capital
                                                                      Management, LLC (investment
                                                                      management firm) (since
                                                                      (2002). Executive Vice
                                                                      President and Chief
                                                                      Financial Officer, United
                                                                      Asset Management Corporation
                                                                      (a holding company owning
                                                                      institutional investment
                                                                      management firms)
                                                                      (1982-2001).

 RONALD A. PEARLMAN      Trustee                Since 2003            Professor of Law, Georgetown     197        None
 7/10/40                                                              University Law Center (since
                                                                      1999). Tax Partner, Covington
                                                                      & Burling, Washington, DC
                                                                      (1991-2000).

 NORTON H. REAMER        Trustee                Trustee of the        President, Chief Executive       197        None
 9/21/35                                        Trust since 1989      Officer and a Director of
                                                and the Portfolio     Asset Management Finance
                                                since 1996            Corp. (a specialty finance
                                                                      company serving the
                                                                      investment management
                                                                      industry) (since October
                                                                      2003). President, Unicorn
                                                                      Corporation (an investment
                                                                      and financial advisory
                                                                      services company) (since
                                                                      September 2000). Formerly,
                                                                      Chairman and Chief Operating
                                                                      Officer, Hellman, Jordan
                                                                      Management Co., Inc. (an
                                                                      investment management
                                                                      company) (2000-2003).
                                                                      Formerly, Advisory Director
                                                                      of Berkshire Capital
                                                                      Corporation (investment
                                                                      banking firm) (2002-2003).
                                                                      Formerly Chairman of the
                                                                      Board, United Asset
                                                                      Management Corporation (a
                                                                      holding company owning
                                                                      institutional investment
                                                                      management firms) and
                                                                      Chairman, President and
                                                                      Director, UAM Funds (mutual
                                                                      funds) (1980-2000).

 LYNN A. STOUT           Trustee                Since 1998            Professor of Law, University     197        None
 9/14/57                                                              of California at Los Angeles
                                                                      School of Law (since July
                                                                      2001). Formerly, Professor of
                                                                      Law, Georgetown University
                                                                      Law Center.

 RALPH F. VERNI          Trustee                Since 2005            Consultant and private           135       Director of W.P.
 1/26/43                                                              investor (since 2000). Formerly            Carey & Company LLC
                                                                      President and Chief Executive              (manager of real
                                                                      Officer, Redwood Investment                estate investment
                                                                      Systems, Inc. (software                    trusts)
                                                                      developer (2000).  Formerly,
                                                                      President and Chief Executive
                                                                      Officer, State Street Research
                                                                      & Management (investment
                                                                      adviser), SSRM Holdings (parent
                                                                      of State Street Research &
                                                                      Management), and SSR Realty
                                                                      (institutional realty manager)
                                                                      (1992-2000).

(1)  Includes both master and feeder funds in a master-feeder structure.

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

                         Position(s) with the   Term of Office and
Name and Date of Birth     Trust/Portfolio      Length of Service    Principal Occupations(s) During Past Five Years
----------------------   --------------------   ------------------   -----------------------------------------------
THOMAS E. FAUST JR.      President of the       Since 2002*          Executive Vice President of Eaton Vance, BMR, EVC and EV; Chief
5/31/58                  Trust                                       Investment Officer of Eaton Vance and BMR and Director of EVC.
                                                                     Chief Executive Officer of Belair Capital Fund LLC, Belcrest
                                                                     Capital Fund LLC, Belmar Capital Fund LLC, Belport Capital Fund
                                                                     LLC and Belrose Capital Fund LLC (private investment companies sponsored by Eaton Vance). Officer of 61 registered investment companies managed by Eaton Vance or BMR.

GREGORY L. COLEMAN       Vice President of      Since 2001           Partner of Atlanta Capital Management LLC ("Atlanta Capital").
10/28/49                 the Trust                                   Officer of 8 registered investment companies managed by Eaton
                                                                     Vance or BMR.

                                        8

SAMUEL D. ISALY          President of the       Since 2002*          Managing Partner of OrbiMed Advisors LLC. Officer of 3
3/12/45                  Portfolio                                   registered investment companies managed by Eaton Vance or BMR.

DUNCAN W. RICHARDSON     Vice President of      Since 2002           Senior Vice President and Chief Equity Investment Officer of
10/26/57                 the Portfolio                               Eaton Vance and BMR. Officer of 48 registered investment
                                                                     companies managed by Eaton Vance or BMR.

JAMES A. WOMACK          Vice President of      Since 2001           Vice President of Atlanta Capital Management LLC ("Atlanta
11/20/68                 the Trust                                   Capital"). Officer of 8 registered investment companies by
                                                                     Eaton Vance or BMR.

KEVIN M. CONNERTY        Treasurer of the       Since 2005           Vice President of Eaton Vance and BMR. Previously, Director and
4/20/64                  Portfolio                                   Vice President of PFPC Inc. (1999-2005). Officer of 4
                                                                     registered investment companies managed by Eaton Vance or BMR.

ALAN R. DYNNER           Secretary              Since 1997           Vice President, Secretary and Chief Legal Officer of BMR, Eaton
10/10/40                                                             Vance, EVD, EV and EVC. Officer of 197 registered investment companies managed by Eaton Vance or BMR.

JAMES L. O'CONNOR        Treasurer of the       Since 1989           Vice President of Eaton Vance, BMR and EVD. Officer of 121
4/1/45                   Trust                                       registered investment companies managed by Eaton Vance or BMR.

PAUL M. O'NEIL           Chief Compliance       Since 2004           Vice President of Eaton Vance and BMR. Officer of 197
7/11/53                  Officer                                     registered investment companies managed by Eaton Vance or BMR.

* Prior to 2002, Mr. Faust served as Vice President of the Trust since 1999, Mr. Isaly served as Vice President of the Portfolio since 1996.

The Board of Trustees of the Trust and the Portfolio have several standing Committees, including the Governance Committee, the Audit Committee and the Special Committee. The Governance, the Audit and the Special Committees are each comprised of only noninterested Trustees. The former Contract Review Subcommittee of the Special Committee was comprised of only noninterested Trustees.

Messrs. Messrs. Hayes, Park, Pearlman, Reamer and Ms. Stout are members of the Governance Committee of the Board of Trustees of the Trust and the Portfolio. Ms. Stout currently serves as chairperson of the Governance Committee. The purpose of the Governance Committee is to consider, evaluate and make recommendations to the Board of Trustees with respect to the structure, membership and operation of the Board of Trustees and the Committees thereof, including the nomination and selection of noninterested Trustees and a Chairperson of the Board of Trustees and the compensation of such persons. During the fiscal year ended August 31, 2004, the Governance Committee convened five times.

The Governance Committee will, when a vacancy exists or is anticipated, consider any nominee for noninterested Trustee recommended by a shareholder if such recommendation is submitted in writing to the Governance Committee, contains sufficient background information concerning the candidate, including evidence the candidate is willing to serve as a noninterested Trustee if selected for the position, and is received in a sufficiently timely manner.

Messrs. Reamer (Chair), Hayes, Park, Verni and Ms. Stout are members of the Audit Committee of the Board of Trustees of the Trust and the Portfolio. The
Board of Trustees has designated Messrs. Hayes, Park and Reamer, each a noninterested Trustee, as audit committee financial experts. The Audit Committee's purposes are to (i) oversee the Fund and Portfolio's accounting and financial reporting processes, its internal control over financial reporting, and, as appropriate, the internal control over financial reporting of certain service providers; (ii) oversee or, as appropriate, assist Board oversight of the quality and integrity of the Fund and Portfolio's financial statements and the independent audit thereof; (iii) oversee, or, as appropriate, assist Board oversight of, the Fund and Portfolio's compliance with legal and regulatory requirements that relate to the Fund and Portfolio's accounting and financial reporting, internal control over financial reporting and independent audits;
(iv) approve prior to appointment the engagement and, when appropriate, replacement of the independent registered public accounting firm, and, if applicable, nominate the independent registered public accounting firm to be proposed for shareholder ratification in any proxy statement of a Fund; (v) evaluate the qualifications, independence and performance of the independent registered public accounting firm and the audit partner in charge of leading the audit; and (vi) prepare, as necessary, audit committee reports consistent with the requirements of Rule 306 of Regulation S-K for inclusion in the proxy statement of a Fund. During the fiscal year ended August 31, 2004, the Audit Committee convened four times.

Messrs. Hayes (Chair), Esty, Park, Pearlman, Reamer and Ms. Stout are currently members of the Special Committee of the Board of Trustees of the Trust and
Messrs. Hayes (Chair), Park, Pearlman and Reamer are members of the Special Committee of the Board of Trustees of each Portfolio. Prior to February 9, 2004, the Special Committee's members were Messrs. Hayes (Chairman), Park, Pearlman and Reamer. Prior to February 9, 2004, the purpose of the Special Committee was to consider, evaluate and make recommendations to the full Board of Trustees concerning (i) all contractual arrangements with service providers to the Trust and the Portfolio, including investment advisory (Portfolio only), administrative, transfer agency, custodial and fund accounting and distribution services, and (ii) all other matters in which Eaton Vance or their affiliates has any actual or potential conflict of interest with the Fund, Portfolio or investors therein. On February 9, 2004, the Special Committee adopted a new charter and expanded its membership to include Ms. Stout. Under its new charter, the purposes of the Special Committee are to consider, evaluate and make recommendations to the Board of Trustees concerning the following matters: (i) contractual arrangements with each service provider to the Fund and Portfolio, including advisory, sub-advisory, transfer agency, custodial and fund accounting, distribution services and administrative services; (ii) any and all other matters in which any service provider (including Eaton Vance or any affiliated entity thereof) has an actual or potential conflict of interest with the interests of the Fund, Portfolio or investors therein; and (iii) any other matter appropriate for review by the noninterested Trustees, unless the matter is within the responsibilities of the Audit Committee or the Governance Committee. In addition, pursuant to its revised charter, the Special Committee established a Contract Review Subcommittee to perform certain functions, including to request and evaluate, not less frequently than annually, such information as may reasonably be necessary to allow the Subcommittee to evaluate the terms of each: (a) proposed new or amended or existing contracts for the provision of services by any investment adviser, sub-adviser, underwriter, administrator and any affiliate of the foregoing; and (b) plan of distribution pursuant to Rule 12b-1 under the 1940 Act. On August 16, 2004, the Special Committee adopted a revised Special Committee Charter which eliminated the Contract Review Subcommittee, because it was determined that its function could be carried out by the full Special Committee. The members of the Contract Review Subcommittee were Messrs. Hayes (Chairman), Park, Pearlman and Reamer. During the fiscal year ended August 31, 2004, the Special Committee convened three times.

In considering  the approval of the investment  advisory  agreement  between the
Portfolio and the investment adviser, the Special Committee considered information that had been provided throughout the year at regular Board meetings, as well as information furnished to the Special Committee for a series of meetings held in February and March in preparation for a Board meeting held on March 21, 2005 to specifically consider the renewal of the investment advisory agreement. Such information included, among other things, the following:

     * An independent report comparing Portfolio advisory fees with those of comparable funds;
     * An independent report comparing the Fund's expense ratio to those of comparable funds;
     * Information regarding Fund investment performance in comparison to a relevant peer group of funds and appropriate indices;
     * The economic outlook and the general investment outlook in relevant investment markets;
     * Orbimed's results and financial condition and the overall organization of the investment adviser;
     * The procedures and processes used to determine the fair value of Fund assets, including the use of an independent pricing service to value foreign securities that meet certain criteria, and actions taken to monitor and test the effectiveness of such procedures and processes;
     * The allocation of brokerage and the benefits received by each investment adviser as a result of brokerage allocation;
     * The resources devoted to compliance efforts undertaken by OrbiMed on behalf of the funds it manages and the record of compliance with the investment policies and restrictions and with policies on personal securities transactions;
     * The quality, nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance and its affiliates; and
     * The terms of the advisory agreement and the reasonableness and appropriateness of the particular fee paid by the Portfolio for the services describe herein.

The Special Committee considered the investment adviser's portfolio management capabilities, including information relating to the education, experience, and number of investment professionals and other personnel who provide services under the investment advisory agreement. The Special Committee evaluated the level of skill required to manage the Portfolio and concluded that the human resources available at the investment adviser were appropriate to fulfill effectively its duties on behalf of the Portfolio.

In its review of information with respect to Fund investment performance, the Special Committee concluded that the Fund has performed within a range that the Special Committee deemed competitive. With respect to its review of investment advisory fees, the Special Committee noted that the fees paid to OrbiMed include a performance-based component (commonly referred to as a "fulcrum fee") that increases or decreases proportionately based on the over- or under-performance of the Fund in relation to its benchmark index, and concluded that the fees paid by the Portfolio are within the range of those paid by comparable funds within the mutual fund industry. In reviewing the information regarding the expense ratio of the Fund, the Special Committee noted the anticipated effect of the reduction in the administrative fees described below and the impact of the fulcrum fee described above, and concluded that the Fund's expense ratio is reasonable.

In addition to the factors mentioned above, the Special Committee reviewed the level of the investment adviser's profits in providing investment management services for the Portfolio, as well as OrbiMed's implementation of a soft dollar reimbursement program. Pursuant to the soft dollar reimbursement program, the Portfolio may receive reimbursement payments in respect of third party research services obtained by OrbiMed as a result of soft dollar credits generated through trading on behalf of the Portfolio. The Special Committee also reviewed the level of profits of Eaton Vance and its affiliates in providing administration services for the Fund and for all Eaton Vance funds as a group. The Special Committee also considered the fiduciary duty assumed by the investment adviser in connection with the services rendered to the Portfolio and the business reputation of the investment adviser and its financial resources. The Trustees concluded that in light of the services rendered, the profits realized by the investment adviser are not unreasonable.

The Special Committee also considered the extent to which OrbiMed and Eaton Vance and its affiliates, respectively, appear to be realizing benefits from economies of scale in providing services to the Portfolio, noting that the assets of the Portfolio increased materially in 2004. The Special Committee requested, and OrbiMed agreed to implement, an additional advisory fee breakpoint. Similarly, the Special Committee requested, and Eaton Vance agreed to implement, a reduction in the fees charged for administrative services. The Special Committee concluded that the fee breakpoints, as revised, will allow for an equitable sharing of the benefits of economies of scale, when realized, with the Portfolio and the shareholders of the Fund.

The Special Committee did not consider any single factor as controlling in determining whether or not to renew the investment advisory agreement. Nor are the items described herein all the matters considered by the Special Committee. In assessing the information provided by Eaton Vance and its affiliates, the Special Committee also took into consideration the benefits to shareholders of investing in a fund that is a part of a large family of funds which provides a large variety of shareholder services.

Based on its consideration of the foregoing factors and conclusions, and such other factors and conclusions as it deemed relevant, and assisted by independent counsel, the Special Committee concluded that the approval of the investment advisory agreement, including the fee structure (described herein), is in the interests of shareholders.

Share Ownership. The following table shows the dollar range of equity securities beneficially owned by each Trustee in the Fund and in all Eaton Vance Funds overseen by the Trustee as of December 31, 2004. Interest in a Portfolio cannnot be purchased by a Trustee.
                                                    Aggregate Dollar Range of
                                                     Equity Securities Owned
                            Dollar Range of          in All Registered Funds
                           Equity Securities       Overseen by Trustees in the
Name of Trustee            Owned in the Fund         Eaton Vance Fund Complex
---------------            -----------------       ---------------------------
Interested Trustee
  James B. Hawkes              over $100,000             over $100,000
Noninterested Trustees
  Benjamin C. Esty**                None                      None
  Samuel L. Hayes, III        over $100,000(1)           over $100,000
  William H. Park             $10,001-$50,000            over $100,000
  Ronald A. Pearlman         $10,001 - $50,000           over $100,000
  Norton H. Reamer                  None                 over $100,000
  Lynn A. Stout              $10,001 - $50,000           over $100,000*
  Ralph F. Verni**                  None                      None

 * Includes shares which may be deemed to be beneficially owned through a Trustee Deferred Compensation Plan.
** Messrs. Esty and Verni were elected as Trustees on April 29, 2005 and thus had no beneficial ownership of securities in the Fund or in the Eaton Vance Fund Complex as of December 31, 2004.
(1) Reported figure includes 3,073 shares held in trust for the benefit of family members sharing the same household as Mr. Hayes.

As of December 31, 2004, no noninterested Trustee or any of their immediate family members owned beneficially or of record any class of securities of EVC, EVD or any person controlling, controlled by or under common control with EVC or EVD.

During the calendar years ended December 31, 2003 and December 31, 2004, no noninterested Trustee (or their immediate family members) had:

1. Any direct or indirect interest in Eaton Vance, EVC, EVD or any person controlling, controlled by or under common control with EVC or EVD;
2. Any direct or indirect material interest in any transaction or series of similar transactions with (i) the Trust or any Fund; (ii) another fund managed by EVC, distributed by EVD or a person controlling, controlled by or under common control with EVC or EVD; (iii) EVC or EVD; (iv) a person controlling, controlled by or under common control with EVC or EVD; or (v) an officer of any of the above; or

3. Any direct or indirect relationship with (i) the Trust or any Fund; (ii) another fund managed by EVC, distributed by EVD or a person controlling, controlled by or under common control with EVC or EVD; (iii) EVC or EVD;
     (iv) a person controlling, controlled by or under common control with EVC or EVD; or (v) an officer of any of the above.

During the calendar years ended December 31, 2003 and December 31, 2004, no officer of EVC, EVD or any person controlling, controlled by or under common control with EVC or EVD served on the Board of Directors of a company where a noninterested Trustee of the Trust or the Portfolio or any of their immediate family members served as an officer.

Trustees of the Portfolio who are not affiliated with Eaton Vance may elect to defer receipt of all or a percentage of their annual fees received from certain Eaton Vance sponsored funds in accordance with the terms of a Trustees Deferred Compensation Plan (the "Trustees' Plan"). Under the Trustees' Plan, an eligible Trustee may elect to have his deferred fees invested by the Eaton Vance sponsored fund in the shares of one or more funds in the Eaton Vance Family of Funds, and the amount paid to the Trustees under the Trustees' Plan will be determined based upon the performance of such investments. Neither the Trust nor the Portfolio has a retirement plan for Trustees. The Portfolio does not participate in the Trustees' Plan.

The fees and expenses of the Trustees of the Trust and the Portfolio are paid by the Fund (and other series of the Trust) and the Portfolio, respectively. (A Trustee of the Trust and the Portfolio who is a member of the Eaton Vance organization receives no compensation from the Trust and the Portfolio). During the fiscal year ended August 31, 2004, the Trustees of the Trust and the Portfolio earned the following compensation in their capacities as Trustees from the Trust and the Portfolio. For the year ended December 31, 2004, the Trustees earned the following compensation in their capacities as Trustees of the funds in the Eaton Vance fund complex(1):

                            Jessica M.      Samuel L.    William H.    Ronald A.    Norton H.     Lynn A.
Sounce of Compensation     Bibliowicz(5)      Hayes        Park        Pearlman      Reamer        Stout
-----------------------    -------------    ---------    ----------    ---------    ---------     -------
Trust(2)                    $  1,168        $  2,023      $ 1,855       $ 1,954     $  1,917      $  2,069
Portfolio                      3,031           5,238        4,750         4,866        4,963         5,149
Trust and Fund Complex       160,000         183,750       98,333(3)     85,000      170,833       167,500(4)

(1) As of May 2, 2005, the Eaton Vance fund complex consists of 197 registered investment companies or series thereof. Messrs. Esty and Verni were elected as Trustees on April 29, 2005, and thus did not receive fees for the period.

(2)  The Trust consisted of 10 Funds as of August 31, 2004.
(3)  Includes $60,920 of deferred compensation.
(4)  Includes $23,250 of deferred compensation.
(5)  Ms. Bibliowicz resigned as a Trustee effective April 15, 2004.

Organization. The Fund is a series of the Trust, which was established under Massachusetts law on May 25, 1989 (prior to that date it was a Maryland corporation organized on October 15, 1963), and is operated as an open-end management investment company. The Fund began offering Class R shares on August 1, 2003.

The Trust may issue an unlimited number of shares of beneficial interest (no par value per share) in one or more series (such as the Fund). The Trustees of the Trust have divided the shares of the Fund into multiple classes. Each class represents an interest in the Fund, but is subject to different expenses, rights and privileges. The Trustees have the authority under the Declaration of Trust to create additional classes of shares with differing rights and privileges. When issued and outstanding, shares are fully paid and nonassessable by the Trust. Shareholders are entitled to one vote for each full share held. Fractional shares may be voted proportionately. Shares of the Fund will be voted together except that only shareholders of a particular class may vote on matters affecting only that class. Shares have no preemptive or conversion rights and are freely transferable. In the event of the liquidation of the Fund, shareholders of each class are entitled to share pro rata in the net assets attributable to that class available for distribution to shareholders.

As permitted by Massachusetts law, there will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees of the Trust holding office have been elected by shareholders. In such an event the Trustees then in office will call a shareholders' meeting for the election of Trustees. Except for the foregoing circumstances and unless removed by action of the shareholders in accordance with the Trust's By-laws, the Trustees shall continue to hold office and may appoint successor Trustees. The Trust's By-laws provide that no person shall serve as a Trustee if shareholders holding two-thirds of the outstanding shares have removed him or her from that office either by a written declaration filed with the Trust's custodian or by votes cast at a meeting called for that purpose. The By-laws further provide that under certain circumstances the shareholders may call a meeting to remove a Trustee and that the Trust is required to provide assistance in communication with shareholders about such a meeting.

The Trust's Declaration of Trust may be amended by the Trustees when authorized by vote of a majority of the outstanding voting securities of the Trust, the financial interests of which are affected by the amendment. The Trustees may also amend the Declaration of Trust without the vote or consent of shareholders to change the name of the Trust or any series or to make such other changes (such as reclassifying series or classes of shares or restructuring the Trust) as do not have a materially adverse effect on the financial interests of shareholders or if they deem it necessary to conform it to applicable federal or state laws or regulations. The Trust's By-laws provide that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with any litigation or proceeding in which they may be involved because of their offices with the Trust. However, no indemnification will be provided to any Trustee or officer for any liability to the Trust or shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

The Trust or any series or class thereof may be terminated by: (1) the affirmative vote of the holders of not less than two-thirds of the shares outstanding and entitled to vote at any meeting of shareholders of the Trust or the appropriate series or class thereof, or by an instrument or instruments in writing without a meeting, consented to by the holders of two-thirds of the shares of the Trust or a series or class thereof, provided, however, that, if such termination is recommended by the Trustees, the vote of a majority of the outstanding voting securities of the Trust or a series or class thereof entitled to vote thereon shall be sufficient authorization; or (2) by means of an instrument in writing signed by a majority of the Trustees, to be followed by a written notice to shareholders stating that a majority of the Trustees has determined that the continuation of the Trust or a series or a class thereof is not in the best interest of the Trust, such series or class or of their respective shareholders.

Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. Numerous investment companies registered under the 1940 Act have been formed as Massachusetts business trusts, and management is not aware of an instance where such liability has been imposed. The Trust's Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the Trust's By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. The Declaration of Trust also contains provisions limiting the liability of a series or class to that series or class. Moreover, the Trust's By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. The assets of the Fund are readily marketable and will ordinarily substantially exceed its liabilities. In light of the nature of the Fund's business and the nature of its assets, management believes that the possibility of the Fund's liability exceeding its assets, and therefore the shareholder's risk of personal liability, is remote.

The Portfolio was organized as a trust under the laws of the state of New York on March 26, 1996 and intends to be treated as a partnership for federal tax purposes. In accordance with the Declaration of Trust of the Portfolio, there will normally be no meetings of the investors for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees of the Portfolio holding office have been elected by investors. In such an event the Trustees of the Portfolio then in office will call an investors' meeting for the election of Trustees. Except for the foregoing circumstances and unless removed by action of the investors in accordance with the Portfolio's Declaration of Trust, the Trustees shall continue to hold office and may appoint successor Trustees.

The Declaration of Trust of the Portfolio provides that no person shall serve as a Trustee if investors holding two-thirds of the outstanding interest have removed him from that office either by a written declaration filed with the Portfolio's custodian or by votes cast at a meeting called for that purpose. The Declaration of Trust further provides that under certain circumstances the investors may call a meeting to remove a Trustee and that the Portfolio is required to provide assistance in communicating with investors about such a meeting.

The Portfolio's Declaration of Trust provides that the Fund and other entities permitted to invest in the Portfolio (e.g., other U.S. and foreign investment companies, and common and commingled trust funds) will each be liable for all obligations of the Portfolio. However, the risk of the Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance exists and the Portfolio itself is unable to meet its obligations. Accordingly, the Trustees of the Trust believe that neither the Fund nor its shareholders will be adversely affected by reason of the Fund investing in the Portfolio.

The Fund may be required to vote on matters pertaining to the Portfolio. When required by law to do so, the Fund will hold a meeting of Fund shareholders and will vote its interest in the Portfolio for or against such matters proportionately to the instructions to vote for or against such matters received from Fund shareholders. The Fund shall vote shares for which it receives no voting instructions in the same proportion as the shares for which it receives voting instructions. Other investors in the Portfolio may alone or collectively acquire sufficient voting interests in the Portfolio to control matters relating to the operation of the Portfolio, which may require the Fund to withdraw its investment in the Portfolio or take other appropriate action. Any such withdrawal could result in a distribution "in kind" of portfolio securities (as opposed to a cash distribution from the Portfolio). If securities are distributed, the Fund could incur brokerage, tax or other charges in converting the securities to cash. In addition, the distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of the Fund. Notwithstanding the above, there are other means for meeting shareholder redemption requests, such as borrowing.

The Fund may withdraw (completely redeem) all its assets from the Portfolio without shareholder approval at any time if the Board of Trustees of the Trust determines that it is in the best interest of the Fund and its shareholders to do so. In the event the Fund withdraws all of its assets from the Portfolio, or the Board of Trustees of the Trust determines that the investment objective of the Portfolio is no longer consistent with the investment objective of the Fund, the Trustees would consider what action might be taken, including investing the assets of the Fund in another pooled investment entity or retaining an investment adviser to manage the Fund's assets in accordance with its investment objective. The Fund's investment performance may be affected by a withdrawal of all its assets (or the assets of another investor in the Portfolio) from the Portfolio.

Proxy Voting Policy. The Boards of Trustees of the Trust and Portfolio have adopted a proxy voting policy and procedure (the "Fund Policy"), pursuant to which the Trustees have delegated proxy voting responsibility to the investment adviser and adopted the proxy voting policies and procedures of the investment adviser (the "Policies"), which are described below. The Trustees will review the Fund's and Portfolio's proxy voting records from time to time and will annually consider approving the Policies for the upcoming year. In the event that a conflict of interest arises between the Fund's shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Boards' Special Committee except as contemplated under the Fund Policy. The Boards' Special Committee will instruct the investment adviser on the appropriate course of action.

The Policies are designed to promote accountability of a company's management to its shareholders and to align the interests of management with those shareholders. The investment adviser will generally support company management on proposals relating to environmental and social policy issues, on matters regarding the state of organization of the company and routine matters related to corporate administration which are not expected to have a significant economic impact on the company or its shareholders. On all other matters, the investment adviser will review each matter on a case-by-case basis and reserves the right to deviate from the Policies' guidelines when it believes the situation warrants such a deviation. The Policies include voting guidelines for matters relating to, among other things, the election of directors, approval of independent auditors, executive compensation, corporate structure and anti-takeover defenses. The investment adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweigh the benefits derived from exercising the right to vote.

In addition, the investment adviser will monitor situations that may result in a conflict of interest between the Fund's shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund by maintaining a list of significant existing and prospective corporate clients. The investment adviser's personnel responsible for reviewing and voting proxies on behalf of the Fund and Portfolio will report any proxy received or expected to be received from a company included on that list to members of senior management of the investment adviser identified in the Policies. Such members of senior management will determine if a conflict exists. If a conflict does exist, the investment adviser will seek instruction on how to vote from the Special Committee. For a copy of the Fund Policy and investment adviser Policies, see Appendix E and Appendix F. Information on how the Fund and Portfolio voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission's website at http://www.sec.gov.

                 INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES

Investment Advisory Services. The Portfolio has engaged OrbiMed as its investment adviser. As investment adviser to the Portfolio, the adviser manages the Portfolio's investments and provides related office facilities and personnel, subject to the supervision of the Board of Trustees of the Portfolio. The investment adviser is also responsible for effecting all security transactions on behalf of the Portfolio, including the allocation of principal transactions and portfolio brokerage and the negotiation of commissions.

For a description of the compensation that the Portfolio pays OrbiMed, see the prospectus. The following table sets forth the net assets of the Portfolio and the advisory fees earned during the three fiscal years ended August 31, 2004.


                            Advisory Fee Paid for Fiscal Years Ended
Net Assets at               ----------------------------------------
August 31, 2004       August 31, 2004    August 31, 2003    August 31, 2002
---------------       ---------------    ---------------    ---------------
 $2,505,399,866         $20,049,896        $15,719,349        $15,378,652


The performance fee adjustment to the advisory fee of the Portfolio is as follows: After 12 months, the basic advisory fee is subject to upward or downward adjustment depending upon whether, and to what extent, the investment performance of the Portfolio differs by at least one percentage point from the record of the S&P 500 Index over the same period. Each percentage point difference is multiplied by a performance adjustment rate of 0.025%. The maximum adjustment plus/ minus is 0.25%. One twelfth (1/12) of this adjustment is applied each month to the average daily net assets of the Portfolio over the entire performance period. This adjustment shall be based on a rolling period of up to and including the most recent 36 months. Portfolio performance shall be total return as computed under Rule 482 under the Securities Act of 1933.

The Investment Advisory Agreement with the investment adviser continues in effect from year to year so long as such continuance is approved at least annually (i) by the vote of a majority of the noninterested Trustees of the Portfolio cast in person at a meeting specifically called for the purpose of voting on such approval and (ii) by the Board of Trustees of the Portfolio or by vote of a majority of the outstanding voting securities of the Portfolio. The Agreement may be terminated at any time without penalty on sixty (60) days' written notice by the Board of Trustees of either party, or by vote of the majority of the outstanding voting securities of the Portfolio, and the Agreement will terminate automatically in the event of its assignment. The Agreement provides that the investment adviser may render services to others. The Agreement also provides that the investment adviser shall not be liable for any loss incurred in connection with the performance of its duties, or action taken or omitted under the Agreement, in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties thereunder, or for any losses sustained in the acquisition, holding or disposition of any security or other investment.

Information About OrbiMed. OrbiMed is a limited liability company whose managing member is Samuel D. Isaly. The officers of the investment adviser are Samuel D. Isaly, President and Sven H. Borho, Treasurer. The business address of the above individuals is 767 3rd Avenue, New York, NY 10017.

Portfolio Manager. The members of the portfolio management team of the Portfolio are as follows: Samuel D. Isaly, Sven H. Borho, Richard D. Klemm, Geoffrey C. Hsu and Trevor M. Polischuk. Each member of the management team is referred to as a "portfolio manager". Members of the management team may manage other investment companies and/or investment accounts in addition to the Portfolio. The following tables show, as of December 31, 2004, the number of accounts each portfolio manager managed in each of the listed categories and the total assets in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets in those accounts.

                                      Number of    Total Assets of     Number of Accounts      Total Assets of Accounts
                                     All Accounts   All Accounts*   Paying a Performance Fee   Paying a Performance Fee
                                     ------------  ---------------  ------------------------   ------------------------
     Samuel D. Isaly
Registered Investment Companies            2            $2,648.6               2                       $2,648.6
Other Pooled Investment Vehicles          25            $5,002.7              24                       $4,805.7
Other Accounts                             0            $0                     0                       $0

     Sven H. Borho
Registered Investment Companies            2            $2,648.6               2                       $2,648.6
Other Pooled Investment Vehicles          25            $5,002.7              24                       $4,805.7
Other Accounts                             0            $0                     0                       $0

                                       15

                                      Number of    Total Assets of     Number of Accounts      Total Assets of Accounts
                                     All Accounts   All Accounts*   Paying a Performance Fee   Paying a Performance Fee
                                     ------------  ---------------  ------------------------   ------------------------
     Richard D. Klemm
Registered Investment Companies            2            $2,648.6               2                       $2,648.6
Other Pooled Investment Vehicles          25            $5,002.7              24                       $4,805.7
Other Accounts                             0            $0                     0                       $0

     Geoffrey C. Hsu
Registered Investment Companies            2            $2,648.6               2                       $2,648.6
Other Pooled Investment Vehicles          25            $5,002.7              24                       $4,805.7
Other Accounts                             0            $0                     0                       $0

     Trevor M. Polischuk
Registered Investment Companies            2            $2,648.6               2                       $2,648.6
Other Pooled Investment Vehicles          25            $5,002.7              24                       $4,805.7
Other Accounts                             0            $0                     0                       $0

The following table shows the shares beneficially owned of the Fund as of December 31, 2004. Interests in the Portfolio cannot be purchased by a portfolio manager.

                                Dollar Range of Equity Securities
Portfolio Manager                       Owned in the Fund
-----------------                       -----------------
Samuel D. Isaly                          over $1,000,000
Sven H. Borho                           $10,001 - $50,000
Richard D. Klemm                        $10,001 - $50,000
Geoffrey C. Hsu                         $10,001 - $50,000
Trevor M. Polischuk                       $1 - $10,000

It is possible that conflicts of interest may arise in connection with the portfolio managers' management of the Fund's investments on the one hand and the investments of other accounts for which a portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts he advises. In addition due to differences in the investment strategies or restrictions between the Fund and the other accounts, the portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by a portfolio manager may compensate the investment adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for a portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, a portfolio manager will endeavor to exercise his discretion in a manner that he believes is equitable to all interested persons.

Eaton Vance Compensation Structure. Compensation of the investment adviser's portfolio managers and other investment professional has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) annual stock-based compensation consisting of options to purchase shares of EVC's nonvoting common stock and/or restricted shares of EVC's nonvoting common stock. The investment adviser's investment professionals also receive certain retirement, insurance and other benefits that are broadly available to all the investment adviser's employees. Compensation of the investment adviser's investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year-end of EVC.

Method Eaton Vance uses to Determine Compensation. The investment adviser compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus appropriate peer groups or benchmarks. Performance is normally based on periods ending on the September 30th preceding fiscal year-end. Fund performance is evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods. For funds that are tax-managed or otherwise have an objective of after-tax returns, performance is measured net of taxes. For other funds, performance is evaluated on a pre-tax basis. In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to risk-adjusted performance. For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund's success in achieving its objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance.

The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers' performance in meeting them.

The investment adviser seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. The investment adviser participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of the investment adviser and its parent company. The overall annual cash bonus pool is based on a substantially fixed percentage of pre-bonus operating income. While the salaries of the investment adviser's portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.

Orbimed Compensation Structure. OrbiMed's portfolio manager compensation structure has four primary components depending on the position of the employee:
(1) a base salary applicable to non-partners; (2) an annual cash bonus - applicable to non-partners based on performance; (3) a minimum base partner draw; and (4) a partner's profit participation based on performance. OrbiMed personnel also receive certain retirement, insurance and other benefits that are broadly available to all firm employees. Compensation of all OrbiMed employees is evaluated on a semi-annual basis. Salaries and base partner draws are paid out throughout the year. Cash bonuses and partner profit participations are typically paid at mid year and shortly after year end. Base salary and partner draw adjustments are put into effect on July 1/st/ and January 1/st /each year.

Method OrbiMed uses to Determine Compensation. OrbiMed seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. The performance of portfolio managers is evaluated primarily based on success in achieving portfolio objectives for managed funds and accounts and considers both current year and longer term performance objectives.

Salary increases, cash bonuses and partner's profit participation are influenced by the overall operating performance of the firm. While the salaries of OrbiMed portfolio managers are relatively fixed, cash bonuses and profit participation based on performance may fluctuate substantially from year to year, based on changes in the firms financial performance and other factors.

Administrative Services. Effective March 15, 2004, Eaton Vance agreed to reduce the management fee it charges the Fund and the administration fee that it charges the Portfolio. Eaton Vance receives a monthly management fee from the Fund and a monthly administration fee from the Portfolio. Each fee is computed by applying the annual asset rate applicable to that portion of the average daily net assets of the Fund or the Portfolio, as the case may be, throughout the month in each Category as indicated below:

Category   Average Daily Net Assets for the Month   Annual Fee Rate
--------   --------------------------------------   ---------------
   1       less than $500 million                      0.25000%
   2       $500 million but less than $1 billion       0.23333%
   3       $1 billion but less than $1.5 billion       0.21667%
   4       $1.5 billion but less than $2 billion       0.20000%
   5       $2 billion but less than $2.5 billion       0.18333%
   6       $2.5 billion and over                       0.16667%

Effective March 28, 2005, Eaton Vance agreed to reduce the monthly administration fee it charges the Portfolio. The fee is computed by applying the annual asset rate applicable to that portion of the average daily net assets of the Portfolio throughout the month in each Category as indicated below:

Category   Average Daily Net Assets for the Month   Annual Fee Rate
--------   --------------------------------------   ---------------
   1       less than $500 million                      0.22500%
   2       $500 million but less than $1 billion       0.20833%
   3       $1 billion but less than $1.5 billion       0.19167%
   4       $1.5 billion but less than $2 billion       0.17500%
   5       $2 billion but less than $2.5 billion       0.15833%
   6       $2.5 billion and over                       0.14167%

As of August 31, 2004, the Fund had net assets of $2,503,251,138. For the three fiscal years ended August 31, 2004, Eaton Vance earned management fees of $5,305,612, $4,012,935 and $4,262,293, respectively, equivalent to 0.22%, 0.23%
and 0.23%, respectively, of the Fund's average daily net assets for each year. In accordance with that certain Fee Reduction Agreement dated April 13, 2004, memorializing Eaton Vance's management fee reduction of March 15, 2004, which Agreement effectively amended Eaton Vance's Management Contract with the Fund, Eaton Vance reduced its fee in the amount of $7,143 for the year ended August 31, 2004.

As of August 31, 2004, the Portfolio had net assets of $2,505,399,866. For the three fiscal years ended August 31, 2004, Eaton Vance earned administration fees of $5,305,794, $4,011,629 and $4,347,245, respectively, from the Portfolio, equivalent to 0.22%, 0.23% and 0.23%, respectively, of the Portfolio's average daily net assets for each year. In accordance with that certain Fee Reduction Agreement dated April 13, 2004, memorializing Eaton Vance's administration fee reduction of March 15, 2004, which Agreement effectively amended Eaton Vance's Administration Agreement with the Portfolio, Eaton Vance reduced its fee in the amount of $7,195 for the year ended August 31, 2004.

Eaton Vance's management contract with the Fund and Administration Agreement with the Portfolio each continue in effect from year to year so long as such continuance is approved at least annually (i) by the Trustees of the Trust or the Portfolio as the case may be and (ii) by the vote of a majority of those Trustees of the Trust or the Portfolio who are not interested persons of the Trust, Portfolio or Administrator. Each Agreement may be terminated at any time without penalty on sixty day's written notice by the Board of Trustees of either party thereto, or by a vote of a majority of the outstanding voting securities of the Fund or the Portfolio as the case may be. Each agreement will terminate automatically in the event of its assignment. Each agreement provides that, in the absence of Eaton Vance's willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties to the Fund or Portfolio under such contract or agreement, Eaton Vance will not be liable to the Fund or the Portfolio for any loss incurred.

Sub-Transfer Agency Services. Eaton Vance also serves as sub-transfer agent for the Fund. As sub-transfer agent, Eaton Vance performs the following services directly on behalf of the Fund: 1) provides call center services to financial intermediaries and shareholders; 2) answers written inquiries related to shareholder accounts (matters relating to portfolio management, distribution of shares and other management policy questions will be referred to the Fund); 3) furnishes an SAI to any shareholder who requests one in writing or by telephone from the Fund; and 4) processes transaction requests received via telephone. For the transfer agency services it provides, Eaton Vance receives an aggregate annual fee equal to the lesser of $2.5 million or the actual expenses incurred by Eaton Vance in the performance of those services. This fee is paid to Eaton Vance by the Fund's transfer agent from fees it receives from the Eaton Vance funds. The Fund will pay a pro rata share of such fee. For the fiscal year ended August 31, 2004, Eaton Vance was paid or accrued $418,730 by the transfer agent for sub-transfer agency services performed on behalf of the Fund.

Information About BMR and Eaton Vance. BMR and Eaton Vance are business trusts organized under Massachusetts law. Eaton Vance, Inc. ("EV") serves as trustee of BMR and Eaton Vance. EV and Eaton Vance are wholly-owned subsidiaries of Eaton Vance Corporation ("EVC"), a Maryland corporation and publicly-held holding company. BMR is an indirect subsidiary of EVC. EVC through its subsidiaries and affiliates engages primarily in investment management, administration and marketing activities. The Directors of EVC are James B. Hawkes, Thomas E. Faust Jr., John G.L. Cabot, Leo I. Higdon, Jr., Vincent M. O'Reilly, Winthrop H. Smith, Jr. and Ralph Z. Sorenson. All shares of the outstanding Voting Common Stock of EVC are deposited in a Voting Trust, the Voting Trustees of which are Messrs. Hawkes, Faust, Jeffrey P. Beale, Alan R. Dynner, Thomas J. Fetter, Scott
H. Page, Duncan W. Richardson, William M. Steul, Payson F. Swaffield, Michael W. Weilheimer, and Wharton P. Whitaker (all of whom are officers of Eaton Vance).
The Voting Trustees have unrestricted voting rights for the election of Directors of EVC. All of the outstanding voting trust receipts issued under said Voting Trust are owned by certain of the officers of BMR and Eaton Vance who are also officers, or officers and Directors of EVC and EV. As indicated under "Management and Organization," all of the officers of the Trust (as well as Mr. Hawkes who is also a Trustee) hold positions in the Eaton Vance organization.

Code of Ethics. The investment adviser, principal underwriter, and the Fund and the Portfolio have adopted Codes of Ethics governing personal securities transactions. Under the Codes, employees of the investment adviser and Eaton Vance may purchase and sell securities (including securities held or eligible for purchase by the Portfolio) subject to the provisions of the Codes and certain employees are also subject to pre-clearance, reporting requirements and other procedures.

Expenses. Each Fund and Portfolio is responsible for all expenses not expressly stated to be payable by another party (such as expenses required to be paid pursuant to an agreement with the investment adviser, the principal underwriter or the administrator). In the case of expenses incurred by the Trust, the Fund is responsible for its pro rata share of those expenses. The only expenses of the Fund allocated to a particular class are those incurred under the Distribution or Service Plan applicable to that class, the fee paid to the principal underwriter for handling repurchase transactions and certain other class-specific expenses.

                             OTHER SERVICE PROVIDERS

Principal Underwriter. Eaton Vance Distributors, Inc. ("EVD"), The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, is the principal underwriter of the Fund. The principal underwriter acts as principal in selling shares under a Distribution Agreement with the Trust. The expenses of printing copies of prospectuses used to offer shares and other selling literature and of advertising are borne by the principal underwriter. The fees and expenses of qualifying and registering and maintaining qualifications and registrations of the Fund and its shares under federal and state securities laws are borne by the Fund. The Distribution Agreement as it applies to Class A shares is renewable annually by the Board of Trustees of the Trust (including a majority of the noninterested Trustees), may be terminated on six months' notice by either party and is automatically terminated upon assignment. The Distribution Agreement as it applies to Class B, Class C and Class R shares is renewable annually by the Trust's Board of Trustees (including a majority of the noninterested Trustees who have no direct or indirect financial interest in the operation of the Distribution Plan or the Distribution Agreement), may be terminated on sixty days' notice either by such Trustees or by vote of a majority of the outstanding Class B, Class C and Class R shares or on six months' notice by the principal underwriter and is automatically terminated upon assignment. The principal underwriter distributes shares on a "best efforts" basis under which it is required to take and pay for only such shares as may be sold. The Trust has authorized the principal underwriter to act as its agent in repurchasing shares at a rate of $2.50 for each repurchase transaction handled by the principal underwriter. EVD is an indirect, wholly-owned subsidiary of EVC. Mr. Hawkes is a Vice President and Director, Mr. Dynner is a Vice President, Secretary and Clerk and Mr. O'Connor is a Vice President of EVD. EVD also serves as placement agent for the Portfolio.

Custodian. Investors Bank & Trust Company ("IBT"), 200 Clarendon Street, Boston, MA 02116, serves as custodian to the Fund and Portfolio. IBT has custody of all cash and securities representing the Fund's interest in the Portfolio, has custody of the Portfolio's assets, maintains the general ledger of the Portfolio and the Fund and computes the daily net asset value of interests in the Portfolio and the net asset value of shares of the Fund. In such capacity it attends to details in connection with the sale, exchange, substitution, transfer or other dealings with the Portfolio's investments, receives and disburses all funds and performs various other ministerial duties upon receipt of proper instructions from the Trust and the Portfolio. IBT also provides services in connection with the preparation of shareholder reports and the electronic filing of such reports with the SEC. EVC and its affiliates and their officers and employees from time to time have transactions with various banks, including IBT. It is Eaton Vance's opinion that the terms and conditions of such transactions were not and will not be influenced by existing or potential custodial or other relationships between the Fund or the Portfolio and such banks.

Independent Registered Public Accounting Firm. PricewaterhouseCoopers LLP, 125 High Street, Boston, MA 02110, is the independent registered public accounting firm of the Fund and Portfolio, providing audit services, tax return preparation, and assistance and consultation with respect to the preparation of filings with the SEC.

Transfer Agent. PFPC Inc., P.O. Box 9653, Providence, RI 02940-9653, serves as transfer and dividend disbursing agent for the Fund.

                         CALCULATION OF NET ASSET VALUE

The net asset value of the Portfolio is computed by IBT (as agent and custodian for the Portfolio) by subtracting the liabilities of the Portfolio from the value of its total assets. The Fund and Portfolio will be closed for business and will not price their respective shares or interests on the following business holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Each investor in the Portfolio, including the Fund, may add to or reduce its investment in the Portfolio on each day the New York Stock Exchange (the "Exchange") is open for trading ("Portfolio Business Day") as of the close of regular trading on the Exchange (the "Portfolio Valuation Time"). The value of each investor's interest in the Portfolio will be determined by multiplying the net asset value of the Portfolio by the percentage, determined on the prior Portfolio Business Day, which represented that investor's share of the aggregate interests in the Portfolio on such prior day. Any additions or withdrawals for the current Portfolio Business Day will then be recorded. Each investor's percentage of the aggregate interest in the Portfolio will then be recomputed as a percentage equal to a fraction (i) the numerator of which is the value of such investor's investment in the Portfolio as of the Portfolio Valuation Time on the prior Portfolio Business Day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor's investment in the Portfolio on the current Portfolio Business Day and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of the Portfolio Valuation Time on the prior Portfolio Business Day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investment in the Portfolio on the current Portfolio Business Day by all investors in the Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in the Portfolio for the current Portfolio Business Day.

The Trustees of the Portfolio have established the following procedures for the fair valuation of the Portfolio's assets under normal market conditions. Securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ National Market System generally are valued at the official NASDAQ closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not traded in the over-the-counter market, by an independent pricing service. Exchange-traded options are valued at the last sale price for the day of valuation as quoted on the principal exchange or board of trade on which the options are traded or, in the absence of sales on such date, at the mean between the latest bid and asked prices therefore. Futures positions on securities and currencies generally are valued at closing settlement prices. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost. If short-term debt securities were acquired with a remaining maturity of more than 60 days, their amortized cost value will be based on their value on the sixty-first day prior to maturity. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service.

Foreign  securities  and  currencies  held by the  Portfolio  are valued in U.S.
dollars, as calculated by the custodian based on foreign currency exchange quotations supplied by an independent quotation service. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. As described in the prospectus, valuations of foreign securities may be adjusted from prices in effect at the close of trading on foreign exchanges to more accurately reflect their fair value as of the close of regular trading on the NYSE. As described in the prospectus, the Portfolio may rely on an independent fair valuation service in adjusting the valuations of foreign securities. Investments held by the Portfolio for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

                         PURCHASING AND REDEEMING SHARES

Additional Information About Purchases. Fund shares are offered for sale only in states where they are registered. Fund shares are continuously offered through investment dealers which have entered into agreements with the principal underwriter. Shares of the Fund are sold at offering price, which is the net asset value plus the initial sales charge, if any. The Fund receives the net asset value. The Fund's principal underwriter receives the sales charge, all or a portion of which may be reallowed to the investment dealers responsible for selling Fund shares. The sales charge table in the prospectus is applicable to purchases of the Fund alone or in combination with purchases of certain other funds offered by the principal underwriter, made at a single time by (i) an individual, or an individual, his or her spouse and their children under the age of twenty-one, purchasing shares for his or their own account, and (ii) a trustee or other fiduciary purchasing shares for a single trust estate or a single fiduciary account. The table is also presently applicable to (1) purchases of Class A shares pursuant to a written Statement of Intention; or (2) purchases of Class A shares pursuant to the Right of Accumulation and declared as such at the time of purchase. See "Sales Charges".

In connection with employee benefit or other continuous group purchase plans, the Fund may accept initial investments of less than $1,000 on the part of an individual participant. In the event a shareholder who is a participant of such a plan terminates participation in the plan, his or her shares will be transferred to a regular individual account. However, such account will be subject to the right of redemption by the Fund as described below.

Suspension of Sales. The Trust may, in its absolute discretion, suspend, discontinue or limit the offering of one or more of its classes of shares at any time. In determining whether any such action should be taken, the Trust's management intends to consider all relevant factors, including (without limitation) the size of the Fund or class, the investment climate and market conditions, the volume of sales and redemptions of shares, and (if applicable) the amount of uncovered distribution charges of the principal underwriter. The Class B, Class C and Class R Distribution Plans may continue in effect and payments may be made under the Plans following any such suspension, discontinuance or limitation of the offering of shares; however, there is no contractual obligation to continue any Plan for any particular period of time. Suspension of the offering of shares would not, of course, affect a shareholder's ability to redeem shares.

Acquiring Fund Shares in Exchange for Securities. IBT, as escrow agent, will receive securities acceptable to Eaton Vance, as administrator, in exchange for Fund shares. The minimum value of securities (or securities and cash) accepted for deposit is $5,000. Securities accepted will be sold on the day of their receipt or as soon thereafter as possible. The number of Fund shares to be issued in exchange for securities will be the aggregate proceeds from the sale of such securities, divided by the applicable public offering price of shares acquired on the day such proceeds are received. Eaton Vance will use reasonable efforts to obtain the then current market price for such securities but does not guarantee the best available price. Eaton Vance will absorb any transaction costs, such as commissions, on the sale of the securities. Securities determined to be acceptable should be transferred via book entry or physically delivered, in proper form for transfer, through an investment dealer, together with a completed and signed Letter of Transmittal in approved form (available from investment dealers). Investors who are contemplating an exchange of securities for shares, or their representatives, must contact Eaton Vance to determine whether the securities are acceptable before forwarding such securities. Eaton Vance reserves the right to reject any securities. Exchanging securities for shares may create a taxable gain or loss. Each investor should consult his or her tax adviser with respect to the particular federal, state and local tax consequences of exchanging securities.

Additional Information About Redemptions. The right to redeem shares of the Fund can be suspended and the payment of the redemption price deferred when the Exchange is closed (other than for customary weekend and holiday closings), during periods when trading on the Exchange is restricted as determined by the SEC, or during any emergency as determined by the SEC which makes it impracticable for the Portfolio to dispose of its securities or value its assets, or during any other period permitted by order of the SEC for the protection of investors.

Due to the high cost of maintaining small accounts, the Trust reserves the right to redeem accounts with balances of less than $750. Prior to such a redemption, shareholders will be given 60 days' written notice to make an additional purchase. However, no such redemption would be required by the Trust if the cause of the low account balance was a reduction in the net asset value of shares. No CDSC will be imposed with respect to such involuntary redemptions.

While normally payments will be made in cash for redeemed shares, the Trust, subject to compliance with applicable regulations, has reserved the right to pay the redemption price of shares of the Fund, either totally or partially, by a distribution in kind of readily marketable securities withdrawn from the Portfolio. The securities so distributed would be valued pursuant to the valuation procedures described in this SAI. If a shareholder received a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash.

Systematic Withdrawal Plan. The transfer agent will send to the shareholder regular monthly or quarterly payments of any permitted amount designated by the shareholder based upon the value of the shares held. The checks will be drawn from share redemptions and hence, may require the recognition of taxable gain or loss. Income dividends and capital gains distributions in connection with withdrawal plan accounts will be credited at net asset value as of the record date for each distribution. Continued withdrawals in excess of current income will eventually use up principal, particularly in a period of declining market prices. A shareholder may not have a withdrawal plan in effect at the same time he or she has authorized Bank Automated Investing or is otherwise making regular purchases of Fund shares. The shareholder, the transfer agent or the principal underwriter may terminate the withdrawal plan at any time without penalty.

                                  SALES CHARGES

Dealer Commissions. The principal underwriter may, from time to time, at its own expense, provide additional incentives to investment dealers which employ registered representatives who sell Fund shares and/or shares of other funds distributed by the principal underwriter. In some instances, such additional incentives may be offered only to certain investment dealers whose representatives sell or are expected to sell significant amounts of shares. In addition, the principal underwriter may from time to time increase or decrease the sales commissions payable to investment dealers. The principal underwriter may allow, upon notice to all investment dealers with whom it has agreements, discounts up to the full sales charge during the periods specified in the notice. During periods when the discount includes the full sales charge, such investment dealers may be deemed to be underwriters as that term is defined in the Securities Act of 1933.

Purchases at Net Asset Value. Class A shares may be sold at net asset value to current and retired Directors and Trustees of Eaton Vance funds and portfolios; to clients (including custodial, agency, advisory and trust accounts) and current and retired officers and employees of Eaton Vance, its affiliates and other investment advisers of Eaton Vance sponsored funds; to officers and employees of IBT and the transfer agent; to persons associated with law firms, consulting firms and others providing services to Eaton Vance and the Eaton Vance funds; and to such persons' spouses, parents, siblings and lineal descendants and their beneficial accounts. Such shares may also be issued at net asset value (1) in connection with the merger (or similar transaction) of an investment company (or series or class thereof) or personal holding company with the Fund (or class thereof), (2) to investors making an investment as part of a fixed fee program whereby an entity unaffiliated with the investment adviser provides multiple investment services, such as management, brokerage and custody, and (3) to investment advisors, financial planners or other intermediaries who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; clients of such investment advisors, financial planners or other intermediaries who place trades for their own accounts if the accounts are linked to the master account of such investment advisor, financial planner or other intermediary on the books and records of the broker or agent; and to retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in Section 401(a), 403(b) or 457 of the Code and "rabbi trusts". Class A shares may also be sold at net asset value to registered representatives and employees of investment dealers and bank employees who refer customers to registered representatives of investment dealers. Sales charges generally are waived because either (i) there is no sales effort involved in the sale of shares or (ii) the investor is paying a fee (other than the sales charge) to the investment dealer involved in the sale.

The CDSC applicable to Class B shares will be waived in connection with minimum required distributions from tax-sheltered retirement plans by applying the rate required to be withdrawn under the applicable rules and regulations of the Internal Revenue Service to the balance of Class B shares in your account. Any new or revised sales charge or CDSC waiver will be prospective only.

Statement of Intention. If it is anticipated that $50,000 or more of Class A shares and shares of other funds exchangeable for Class A shares of another Eaton Vance fund will be purchased within a 13-month period, the Statement of Intention section of the account application should be completed so that shares may be obtained at the same reduced sales charge as though the total quantity were invested in one lump sum. Shares eligible for the right of accumulation (see below) as of the date of the Statement and purchased during the 13-month period will be included toward the completion of the Statement. If you make a Statement of Intention, the transfer agent is authorized to hold in escrow sufficient shares (5% of the dollar amount specified in the Statement) which can be redeemed to make up any difference in sales charge on the amount intended to be invested and the amount actually invested. A Statement of Intention does not obligate the shareholder to purchase or the Fund to sell the full amount indicated in the Statement.

If the amount actually purchased during the 13-month period is less than that indicated in the Statement, the shareholder will be requested to pay the difference between the sales charge applicable to the shares purchased and the sales charge paid under the Statement of Intention. If the payment is not received in 20 days, the appropriate number of escrowed shares will be redeemed in order to realize such difference. If the total purchases during the 13-month period are large enough to qualify for a lower sales charge than that applicable to the amount specified in the Statement, all transactions will be computed at the expiration date of the Statement to give effect to the lower sales charge.
Any difference will be refunded to the shareholder in cash or applied to the purchase of additional shares, as specified by the shareholder. This refund will be made by the investment dealer and the principal underwriter. If at the time of the recomputation, the investment dealer for the account has changed, the adjustment will be made only on those shares purchased through the current investment dealer for the account.

Right of Accumulation. Under the right of accumulation, the applicable sales charge level is calculated by aggregating the dollar amount of the current purchase and the value (calculated at the maximum current offering price) of any Class A, Advisers Class, Class B, Class C, Class I and/or Class R shares of the Fund or other Eaton Vance funds, as well as shares of Eaton Vance Money Market Fund, owned by the shareholder. Shares of Eaton Vance Cash Management Fund and Eaton Vance Tax Free Reserves cannot be accumulated for purposes of this privilege. The sales charge on the shares being purchased will then be applied at the rate applicable to the aggregate. Shares purchased by an individual, his or her spouse and their children under the age of twenty-one, including shares held for the benefit of any such persons in trust or fiduciary accounts (including retirement accounts) or omnibus or "street name" accounts, will be combined for the purpose of determining whether a purchase will qualify for the right of accumulation and if qualifying, the applicable sales charge level. For any such discount to be made available at the time of purchase a purchaser or his or her investment dealer must provide the principal underwriter (in the case of a purchase made through an investment dealer) or the transfer agent (in the case of an investment made by mail) with sufficient information to permit verification that the purchase order qualifies for the accumulation privilege. Confirmation of the order is subject to such verification. The right of accumulation privilege may be amended or terminated at any time as to purchases occurring thereafter.

Conversion Feature. Class B shares held for eight years will automatically convert to Class A shares. For purposes of this conversion, all distributions paid on Class B shares which the shareholder elects to reinvest in Class B shares will be considered to be held in a separate sub-account. Upon the conversion of Class B shares not acquired through the reinvestment of distributions, a pro rata portion of the Class B shares held in the sub-account will also convert to Class A shares. This portion will be determined by the ratio that the Class B shares being converted bears to the total of Class B shares (excluding shares acquired through reinvestment) in the account. This conversion feature is subject to the continuing availability of a ruling from the Internal Revenue Service or an opinion of counsel that the conversion is not taxable for federal income tax purposes.

Exchange Privilege. In addition to exchanges into the same class of another Eaton Vance fund, Class B shares may be exchanged for shares of a money market fund sponsored by an investment dealer and approved by the principal underwriter (an "investment dealer fund"). The CDSC will not be charged to the shareholder when the shares are exchanged for shares of the investment dealer fund, however, the shareholder will receive no credit toward the completion of the CDSC period for the time that the shareholder holds the exchanged shares of the investment dealer fund. If a shareholder redeems the exchanged shares of the investment dealer fund and does not invest the proceeds into Class B shares of an Eaton Vance fund, the shareholder will be subject to any CDSC applicable at the time the shareholder received the exchanged shares of the investment dealer fund.

Tax-Deferred Retirement Plans. Class A, Class C and Class R shares are available for purchase in connection with certain tax-deferred retirement plans. Detailed information concerning these plans, including certain exceptions to minimum investment requirements, and copies of the plans are available from the principal underwriter. This information should be read carefully and consulting with an attorney or tax adviser may be advisable. The information sets forth the service fee charged for retirement plans and describes the federal income tax consequences of establishing a plan. Participant accounting services (including trust fund reconciliation services) will be offered only through third party recordkeepers and not by the principal underwriter. Under all plans, dividends and distributions will be automatically reinvested in additional shares.

Distribution Plans

The Trust has in effect a compensation-type Distribution Plan (a "Class A Plan") for the Fund's Class A shares pursuant to Rule 12b-1under the 1940 Act. The Class A Plan for the Fund provides for the payment of a monthly distribution fee to the principal underwriter in an amount equal to 0.25% of Class A average daily net assets. The principal underwriter intends to use at least part of such fees from the the Fund to compensate investment dealers, including OrbiMed, for personal service rendered to the Fund shareholders and/or the maintenance of shareholder accounts. Aggregate payments to the principal underwriter under a Class A Plan are limited to those permitted by a rule of the NASD. For the distribution and service fees paid by Class A shares, see Appendix A.

The Trust also has in effect a compensation-type Distribution Plan (the "Class B and Class C Plans") pursuant to Rule 12b-1 under the 1940 Act for the Fund's Class B and Class C shares. On each sale of shares (excluding reinvestment of distributions) a Class will pay the principal underwriter amounts representing
(i) sales commissions equal to 5% (in the case of Class B) and 6.25% (in the case of Class C) of the amount received by the Fund for each Class share sold and (ii) interest at the rate of 1% over the prime rate then reported in The

Wall Street Journal applied to the outstanding amounts owed to the principal underwriter, so-called "uncovered distribution charges". Each Class pays the principal underwriter a distribution fee, accrued daily and paid monthly, at an annual rate not exceeding 0.75% of its average daily net assets to finance the distribution of its shares. Such fees compensate the principal underwriter for the sales commissions paid by it to investment dealers on the sale of shares, for other distribution expenses (such as personnel, overhead, travel, printing and postage) and for interest expenses. The principal underwriter currently pays an up-front sales commission (except on exchange transactions and reinvestments) of 4% of the purchase price of Class B shares and 0.75% of the purchase price of Class C shares, and an up-front service fee of 0.25% on Class C shares. Distribution fees paid by a Class and CDSCs paid to the Fund by redeeming Class shareholders reduce the outstanding uncovered distribution charges of the Class. Whenever there are no outstanding uncovered distribution charges of a Class, the Class discontinues payment of distribution fees.

The Trust also has in effect a compensation-type Distribution Plan (the "Class R Plan") pursuant to Rule 12b-1 under the 1940 Act for the Fund's Class R shares. The Class R Plan provides for the payment of a monthly distribution fee to the principal underwriter of up to 0.50% of average daily net assets attributable to Class R shares. The Trustees of the Trust have currently limited Class R distribution payments to 0.25% of average daily net assets attributable to Class R shares. Aggregate payments to the principal underwriter under the Class R Plan are limited to those permitted pursuant to a rule of the NASD. The Class R Plan also provides that Class R shares will pay a service fee to the principal underwriter in an amount equal on an annual basis of up to 0.25% of that portion of average daily net assets attributable to Class R shares for personal services and/or the maintenance of shareholder accounts. Service fees are paid quarterly in arrears. For the distribution and service fees paid by Class R shares, see Appendix D.

The Trustees of the Trust believe that each Plan will be a significant factor in the expected growth of the Fund's assets, and will result in increased investment flexibility and advantages which have benefitted and will continue to benefit the Fund and its shareholders. The Eaton Vance organization will profit by reason of the operation of the Class B and Class C Plan through an increase in Fund assets and if at any point in time the aggregate amounts received by the principal underwriter pursuant to the Plans and from CDSCs have exceeded the total expenses incurred in distributing Class B and Class C shares. Because payments to the principal underwriter under the Class B and Class C Plans are limited, uncovered distribution charges (sales expenses of the principal underwriter plus interest, less the above fees and CDSCs received by it) may exist indefinitely. For sales commissions, CDSCs and uncovered distribution charges, see Appendix B and Appendix C.

The Class B and Class C Plans also authorizes the payment of service fees to the principal underwriter, investment dealers and other persons in amounts not exceeding 0.25% of its average daily net assets for personal services, and/or the maintenance of shareholder accounts. For Class B, this fee is paid quarterly in arrears based on the value of shares sold by such persons. For Class C, investment dealers currently receive (a) a service fee (except on exchange transactions and reinvestments) at the time of sale equal to 0.25% of the purchase price of Class C shares sold by such dealer, and (b) monthly service fees approximately equivalent to 1/12 of 0.25% of the value of Class C shares sold by such dealer. During the first year after a purchase of Class C shares, the principal underwriter will retain the service fee as reimbursement for the service fee payment made to investment dealers at the time of sale. For the service fees paid, see Appendix B and Appendix C.

The Plans continue in effect from year to year so long as such continuance is approved at least annually by the vote of both a majority of (i) the noninterested Trustees of the Trust who have no direct or indirect financial interest in the operation of the Plan or any agreements related to the Plan (the "Plan Trustees") and (ii) all of the Trustees then in office. Each Plan may be terminated at any time by vote of a majority of the Plan Trustees or by a vote of a majority of the outstanding voting securities of the applicable Class. Each Plan requires quarterly Trustee review of a written report of the amount expended under the Plan and the purposes for which such expenditures were made. The Plans may not be amended to increase materially the payments described therein without approval of the shareholders of the affected Class and the Trustees. So long as a Plan is in effect, the selection and nomination of the noninterested Trustees shall be committed to the discretion of such Trustees. The current Plans were initially approved by the Trustees, including the Plan Trustees, on June 23, 1997 for Class A, Class B and Class C shares and June 16, 2003 for Class R shares. The Trustees of the Trust who are "interested" persons of the Trust have an indirect financial interest in the Plans because their employers (or affiliates thereof) receive distribution and/or service fees under the Plans or agreements related thereto.

                                   PERFORMANCE

Performance Calculations. Average annual total return before deduction of taxes ("pre-tax return") is determined by multiplying a hypothetical initial purchase order of $1,000 by the average annual compound rate of return (including capital appreciation/depreciation, and distributions paid and reinvested) for the stated period and annualizing the result. The calculation assumes (i) that all distributions are reinvested at net asset value on the reinvestment dates during the period, (ii) the deduction of the maximum of any initial sales charge from the initial $1,000 purchase, (iii) a complete redemption of the investment at the end of the period, and (iv) the deduction of any applicable CDSC at the end of the period.

Average annual total return after the deduction of taxes on distributions is calculated in the same manner as pre-tax return except the calculation assumes that any federal income taxes due on distributions are deducted from the distributions before they are reinvested. Average annual total return after the deduction of taxes on distributions and taxes on redemption also is calculated in the same manner as pre-tax return except the calculation assumes that (i) any federal income taxes due on distributions are deducted from the distributions before they are reinvested and (ii) any federal income taxes due upon redemption are deducted at the end of the period. After-tax returns are based on the highest federal income tax rates in effect for individual taxpayers as of the time of each assumed distribution and redemption (taking into account their tax character), and do not reflect the impact of state and local taxes. In calculating after-tax returns, the net value of any federal income tax credits available to shareholders is applied to reduce federal income taxes payable on distributions at or near year-end and, to the extent the net value of such credits exceeds such distributions, is then assumed to be reinvested in additional Fund shares at net asset value on the last day of the fiscal year in which the credit was generated or, in the case of certain tax credits, on the date on which the year-end distribution is paid. For pre-tax and after-tax total return information, see Appendix A, Appendix B, Appendix C and Appendix D.

In addition to the foregoing total return figures, the Fund may provide pre-tax and after-tax annual and cumulative total return, as well as the ending redeemable cash value of a hypothetical investment. If shares are subject to a sales charge, total return figures may be calculated based on reduced sales charges or at net asset value. These returns would be lower if the full sales charge was imposed. After-tax returns may also be calculated using different tax rate assumptions and taking into account state and local income taxes as well as federal taxes. The Fund's performance may differ from that of other investors in the Portfolio, including other investment companies.

Disclosure of Portfolio Holdings and Related Information. The Board of Trustees has adopted policies and procedures (the "Policies") with respect to the disclosure of information about portfolio holdings of the Fund. Pursuant to the Policies, information about portfolio holdings of the Fund may not be disclosed to any party except as follows:

  * Disclosure made in filings with the SEC and posted on the Eaton Vance website: In accordance with rules established by the SEC, the Fund sends semiannual and annual reports to shareholders that contain a complete list of portfolio holdings as of the end of the second and fourth fiscal quarters, respectively, within 60 days of quarter-end. The Fund also discloses complete portfolio holdings as of the end of the first and third fiscal quarters on Form N-Q, which is filed with the SEC within 60 days of quarter-end. The Fund's complete portfolio holdings as reported in annual and semiannual reports and on Form N-Q (which includes a list of the Portfolio's holdings) are available for viewing on the SEC website at http://www.sec.gov and may be reviewed and copied at the SEC's public reference room (information on the operation and terms of usage of the SEC
     public         reference         room        is         available        at
     http://www.sec.gov/info/edgar/prrrules.htm or by calling 1-800-SEC-0330). Generally within 5 business days of filing with the SEC, the Fund's portfolio holdings as reported in annual and semiannual reports and on Form N-Q also are available on Eaton Vance's website at www.eatonvance.com and are available upon request at no additional cost by contacting Eaton Vance at 1-800-225-6265. The Fund also will post a complete list of its portfolio holdings (including the Portfolio's holdings) as of each calendar quarter end on the Eaton Vance website within 60 days of calendar quarter-end.

  * Disclosure of certain Portfolio characteristics: The Fund may also post information about certain portfolio characteristics (such as top ten holdings and asset allocation information) as of each calendar quarter end on the Eaton Vance website approximately ten business days after quarter-end. Such information is also available upon request by contacting Eaton Vance at 1-800-225-6265.

  * Confidential disclosure for a legitimate Fund purpose: Portfolio holdings may be disclosed, from time to time as necessary, for a legitimate business purpose of the Fund, believed to be in the best interests of the Fund and its shareholders, provided there is a duty or an agreement that the information be kept confidential. The Policies permit disclosure of portfolio holdings information to the following: 1) affiliated and unaffiliated service providers (including the investment adviser, custodian, transfer agent, principal underwriter, etc.) that have a legal or contractual duty to keep such information confidential; 2) other persons who owe a fiduciary or other duty of trust or confidence to the Fund (such as Fund legal counsel and independent registered public accounting firm); or 3) persons to whom the disclosure is made in advancement of a legitimate business purpose of the Fund and who have expressly agreed in writing to maintain the disclosed information in confidence and to use it only in connection with the legitimate business purpose underlying the arrangement (such as arrangements with securities lending agents, credit rating agencies, statistical ratings agencies, analytical service providers engaged by the investment adviser, proxy evaluation vendors, pricing services, translation services and lenders under Fund credit facilities). Additional categories of disclosure involving a legitimate business purpose may be added to this list upon the authorization of the Fund's Board of Trustees.

The Fund, the investment adviser and principal underwriter will not receive any monetary or other consideration in connection with the disclosure of information concerning the Fund's portfolio holdings.

The Policies may not be waived, or exception made, without the consent of the Chief Compliance Officer ("CCO") of the Fund. The CCO may not waive or make exception to the Policies unless such waiver or exception is consistent with the intent of the Policies, which is to ensure that disclosure of portfolio information is in the best interest of Fund shareholders. In determining whether to permit a waiver of or exception to the Policies, the CCO will consider whether the proposed disclosure serves a legitimate purpose of the Fund, whether it could provide the recipient with an advantage over Fund shareholders or whether the proposed disclosure gives rise to a conflict of interest between the Fund's shareholders and its investment adviser, principal underwriter or other affiliated person. The CCO will report all waivers of or exceptions to the Policies to the Trustees at their next meeting. The Trustees may impose additional restrictions on the disclosure of portfolio holdings information at any time.

The Policies are designed to provide useful information concerning the Fund to existing and prospective Fund shareholders while at the same time inhibiting the improper use of portfolio holdings information in trading Fund shares and/or portfolio securities held by the Portfolio. However, there can be no assurance that the provision of any portfolio holdings information is not susceptible to inappropriate uses (such as the development of "market timing" models), particularly in the hands of highly sophisticated investors, or that it will not in fact be used in such ways beyond the control of the Fund.

                                      TAXES

Each series of the Trust is treated as a separate entity for federal income tax purposes. The Fund has elected to be treated and intends to qualify each year as a regulated investment company ("RIC") under the Code. Accordingly, the Fund intends to satisfy certain requirements relating to sources of its income and diversification of its assets and to distribute substantially all of its net income and net short-term and long-term capital gains (after reduction by any available capital loss carryforwards) in accordance with the timing requirements imposed by the Code, so as to maintain its RIC status and to avoid paying any federal income or excise tax. To the extent it qualifies for treatment as a RIC and satisfies the above-mentioned distribution requirements, the Fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends or capital gain distributions. The Fund qualified as a RIC for its fiscal year ended August 31, 2004.

Because the Fund invests its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements in order for the Fund to also satisfy these requirements. For federal income tax purposes, the Portfolio intends to be treated as a partnership that is not a "publicly traded partnership" and, as a result, will not be subject to federal income tax. The Fund, as an investor in the Portfolio, will be required to take into account in determining its federal income tax liability its share of such Portfolio's income, gains, losses, deductions and credits, without regard to whether it has received any distributions from such Portfolio. The Portfolio will allocate at least annually among its investors, including the Fund, the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. For purposes of applying the requirements of the Code regarding qualification as a RIC, the Fund (i) will be deemed to own its proportionate share of each of the assets of the Portfolio and
(ii) will be entitled to the gross income of the Portfolio attributable to such share.

In order to avoid incurring a federal excise tax obligation, the Code requires that the Fund distribute (or be deemed to have distributed) by December 31 of each calendar year (i) at least 98% of its ordinary income for such year, (ii) at least 98% of its capital gain net income (which is the excess of its realized capital gains over its realized capital losses), generally computed on the basis of the one-year period ending on October 31 of such year, after reduction by any available capital loss carryforwards and (iii) 100% of any income and capital gains from the prior year (as previously computed) that was not paid out during such year and on which the Fund paid no federal income tax. Under current law, provided that the Fund qualifies as a RIC and the Portfolio is treated as a partnership for Massachusetts and federal tax purposes, neither the Fund nor the Portfolio should be liable for any income, corporate excise or franchise tax in the Commonwealth of Massachusetts.

If the Fund does not qualify as a RIC for any taxable year, the Fund's taxable income will be subject to corporate income taxes, and all distributions from earnings and profits, including distributions of net capital gain (if any), will be taxable to the shareholder as ordinary income. In addition, in order to requalify for taxation as a RIC, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

The Portfolio's investments in options, futures contracts, hedging transactions, forward contracts (to the extent permitted) and certain other transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income to the Portfolio, defer Portfolio losses, cause adjustments in the holding periods of Portfolio securities, convert capital gain into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to investors.

Transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts, forward contracts and similar instruments (to the extent permitted) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

Investments in "passive foreign investment companies" could subject the Portfolio to U.S. federal income tax or other charges on certain distributions from such companies and on disposition of investments in such companies; however, the tax effects of such investments may be mitigated by making an election to mark such investments to market annually or treat the passive foreign investment company as a "qualified electing fund".

If more than 50% of the Portfolio's assets at year end consists of the debt and equity securities of foreign corporations, the Fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portion of qualified taxes paid by the Fund to foreign countries. If the election is made, shareholders will include in gross income from foreign sources their pro rata share of such taxes. A shareholder's ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by the Fund may be subject to certain limitations imposed by the Code (including a holding period requirement applied at both the Fund and shareholder level), as a result of which a shareholder may not get a full credit or deduction for the amount of such taxes. Shareholders who do not itemize deductions on their federal income tax returns may claim a credit (but no deduction) for such taxes. Individual shareholders subject to the alternative minimum tax ("AMT") may not deduct such taxes for AMT purposes.

For taxable years beginning on or before December 31, 2008, "qualified dividend income" received by an individual will be taxed at the rates applicable to long-term capital gain. In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund's shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company. In general, distributions of investment income designated by a Fund as derived from qualified dividend inomce will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to such Fund's shares. In any event, if the aggregate qualified dividends received by a Fund during any taxable year are 95% or more of its gross income, then 100% of the Fund's dividends (other than properly designated capital gain dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term "gross income" is the excess of net short-term capital gain over net long-term capital loss.

A portion of distributions made by the Fund which are derived from dividends from domestic corporations may qualify for the dividends-received deduction ("DRD") for corporations. The DRD is reduced to the extent the Fund shares with respect to which the dividends are received are treated as debt-financed under the Code and is eliminated if the shares are deemed to have been held for less than a minimum period, generally more than 45 days during the 90-day period surrounding the ex-dividend date. Receipt of certain distributions qualifying for the DRD may result in reduction of the tax basis of the corporate shareholder's shares. Distributions eligible for the DRD may give rise to or increase an alternative minimum tax for certain corporations.

Any loss realized upon the sale or exchange of Fund shares with a tax holding period of 6 months or less will be treated as a long-term capital loss to the extent of any distributions treated as long-term capital gain with respect to such shares. In addition, all or a portion of a loss realized on a redemption or other disposition of Fund shares may be disallowed under "wash sale" rules to the extent the shareholder acquired other shares of the same Fund (whether through the reinvestment of distributions or otherwise) within the period beginning 30 days before the redemption of the loss shares and ending 30 days after such date. Any disallowed loss will result in an adjustment to the shareholder's tax basis in some or all of the other shares acquired.

Sales charges paid upon a purchase of shares subject to a front-end sales charge cannot be taken into account for purposes of determining gain or loss on a redemption or exchange of the shares before the 91st day after their purchase to the extent a sales charge is reduced or eliminated in a subsequent acquisition of shares of the Fund (or of another fund) pursuant to the reinvestment or exchange privilege. Any disregarded amounts will result in an adjustment to the shareholder's tax basis in some or all of any other shares acquired.

Dividends and distributions on the Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund's net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when the Fund's net asset value also reflects unrealized losses. Certain distributions declared in October, November or December and paid in the following January will be taxed to shareholders as if received on December 31 of the year in which they were declared.

In general, dividends (other than capital gain dividends) paid to a shareholder that is not a "U.S. person" within the meaning of the Code (a "foreign person"), are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). Under the American Jobs Creation Act of 2004 (the "2004 Act"), before January 1, 2008, the Fund generally will not be required to withhold any amounts with respect to distributions of (i) U.S.-source interest income that would not be subject to U.S. federal income tax if earned directly by an individual foreign person, and (ii) net short-term capital gains in excess of net long-term capital losses, in each case to the extent such distributions are properly designated by the Fund.

The 2004 Act modifies the tax treatment of distributions from the Fund that are paid to a foreign person and are attributable to gain from "U.S. real property interests" ("USRPIs"), which the Code defines to include direct holdings of U.S. real property and interests (other than solely as a creditor) in "U.S. real property holding corporations" such as REITs. Under the 2004 Act, which applies to dividends paid or deemed paid on or before December 31, 2007, distributions to foreign persons attributable to gains from the sale or exchange of USRPIs will give rise to an obligation for those foreign persons to file a U.S. tax return and pay tax, and may well be subject to withholding under future regulations. It is not expected that a significant portion of the Fund's distributions will be attributable to gains from the sale or exchange of USRPIs.

Amounts paid by the Fund to individuals and certain other shareholders who have not provided the Fund with their correct taxpayer identification number ("TIN") and certain certifications required by the Internal Revenue Service (the "IRS") as well as shareholders with respect to whom the Fund has received certain information from the IRS or a broker, may be subject to "backup" withholding of federal income tax arising from the Fund's taxable dividends and other distributions as well as the proceeds of redemption transactions (including repurchases and exchanges), at a rate of 28% for amounts paid through 2010. The backup withholding rate will be 31% for amounts paid thereafter. An individual's TIN is generally his or her social security number.

Under Treasury regulations, if a shareholder realizes a loss on disposition of a Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs.

The foregoing discussion does not address the special tax rules applicable to certain classes of investors, such as IRAs and other retirement plans, tax-exempt entities, foreign investors, insurance companies and financial institutions. Shareholders should consult their own tax advisers with respect to special tax rules that may apply in their particular situations, as well as the state, local, and, where applicable, foreign tax consequences of investing in the Fund.

                        PORTFOLIO SECURITIES TRANSACTIONS

Decisions concerning the execution of portfolio security transactions, including the selection of the market and the executing firm, are made by BMR and the Portfolio's investment adviser (each referred to herein as "the investment adviser"). The Portfolio is responsible for the expenses associated with portfolio transactions. The investment adviser is also responsible for the execution of transactions for all other accounts managed by it. The investment adviser places the portfolio security transactions for execution with many firms. The investment adviser uses its best efforts to obtain execution of portfolio security transactions at prices which are advantageous and at reasonably competitive spreads or (when a disclosed commission is being charged) at reasonably competitive commission rates. In seeking such execution, the investment adviser will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including without limitation the full range and quality of the executing firm's services including the responsiveness of the firm to the investment adviser, the size and type of the transaction, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the executing firm, the reputation, reliability, experience and financial condition of the firm, the value and quality of the services rendered by the firm in other transactions, and the reasonableness of the spread or commission, if any. In addition, the investment adviser may consider the receipt of Proprietary Research Services (as defined below), provided it does not compromise the investment adviser's obligation to seek best overall execution for the Portfolio. The investment adviser may engage in portfolio brokerage transactions with a broker-dealer firm that sells shares of Eaton Vance funds, provided such transactions are not directed to that firm as compensation for the promotion or sale of such shares.

Transactions on stock exchanges and other agency transactions involve the payment of negotiated brokerage commissions. Such commissions vary among different broker-dealer firms, and a particular broker-dealer may charge different commissions according to such factors as the difficulty and size of the transaction and the volume of business done with such broker-dealer.
Transactions in foreign securities often involve the payment of brokerage commissions, which may be higher than those in the United States. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid or received usually includes an undisclosed dealer markup or markdown. In an underwritten offering the price paid often includes a disclosed fixed commission or discount retained by the underwriter or dealer. Although spreads or commissions paid on portfolio security transactions will, in the judgment of the investment adviser, be reasonable in relation to the value of the services provided, commissions exceeding those which another firm might charge may be paid to broker-dealers who were selected to execute transactions on behalf of the investment adviser's clients in part for providing brokerage and research services to the investment adviser.

As authorized in Section 28(e) of the Securities Exchange Act of 1934, a broker or dealer who executes a portfolio transaction may receive a commission that is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the investment adviser determines in good faith that such compensation was reasonable in relation to the value of the brokerage and research services provided. This determination may be made either on the basis of that particular transaction or on the basis of overall responsibilities which the investment adviser and its affiliates have for accounts over which they exercise investment discretion. Brokerage and research services may include advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; effecting securities transactions and performing functions incidental thereto (such as clearance and settlement); and the "Research Services" referred to in the next paragraph.

It is a common practice of the investment advisory industry and of the advisers of investment companies, institutions and other investors to receive research, analytical, statistical and quotation services, data, information and other services, products and materials which assist such advisers in the performance of their investment responsibilities ("Research Services") from broker-dealer firms that execute portfolio transactions for the clients of such advisers and from affiliates of executing broker-dealers. Investment advisers also commonly receive Research Services from research providers that are not affiliated with an executing broker-dealer, but which have entered into payment arrangements involving an executing broker-dealer ("Third Party Research Services"). Under a typical Third Party Research Services payment arrangement, the research provider agrees to provide services to an investment adviser in exchange for specified payments to the research provider by a broker-dealer that executes portfolio transactions for clients of the investment adviser. The investment adviser and the executing broker-dealer enter into a related agreement specifying the amount of brokerage business the investment adviser will direct to the executing broker-dealer to offset payments made by the executing broker-dealer for Third Party Research Services received by the investment adviser. For example, an investment adviser may agree to direct brokerage business generating $45,000 in commissions on portfolio transactions to a broker-dealer firm as consideration for the executing broker-dealer making payments of $30,000 to a provider of Third Party Research Services. The ratio of the commissions to be paid to an executing broker-dealer as consideration for Third Party Research Services over the cost borne by the executing broker-dealer in connection with providing such services to the investment adviser is referred to herein as the "Third Party Research Services Payment Ratio."

Consistent with the foregoing practices, the investment adviser receives Research Services from many broker-dealer firms with which the investment adviser places transactions and may receive them from third parties with which these broker-dealers have arrangements. The Portfolio and the investment adviser may also receive Research Services from underwriters and dealers in fixed-price offerings, which Research Services are reviewed and evaluated by the investment adviser in connection with its investment responsibilities.

Research Services received by the investment adviser include such matters as general economic, political, business and market information, industry and company reviews, evaluations of securities and portfolio strategies and transactions, proxy voting data and analysis services, technical analysis of various aspects of the securities markets, recommendations as to the purchase and sale of securities and other portfolio transactions, financial, industry and trade publications, news and information services, pricing and quotation equipment and services, and research oriented computer hardware, software, data bases and services. Any particular Research Service obtained through a broker-dealer may be used by the investment adviser in connection with client accounts other than those accounts which pay commissions to such broker-dealer. Any such Research Service may be broadly useful and of value to the investment adviser in rendering investment advisory services to all or a significant portion of its clients, or may be relevant and useful for the management of only one client's account or of a few clients' accounts, or may be useful for the management of merely a segment of certain clients' accounts, regardless of whether any such account or accounts paid commissions to the broker-dealer through which such Research Service was obtained. The investment adviser evaluates the nature and quality of the various Research Services obtained through broker-dealer firms and may attempt to allocate sufficient portfolio security transactions to such firms to ensure the continued receipt of Research Services which the investment adviser believes are useful or of value to it in rendering investment advisory services to its clients.

In  the  event  that  the  investment  adviser  executes  Portfolio   securities
transactions with a broker-dealer on or after May 1, 2004 and the associated commission is consideration for Third Party Research Services (as described above), the investment adviser has agreed to reduce the advisory fee payable by the Portfolio by an amount equal to the commission payment associated with the transaction divided by the applicable Third Party Research Services Payment Ratio. However, the investment adviser generally does not expect to acquire Third Party Research with Portfolio brokerage commissions.

Some executing broker-dealers develop and make available directly to their brokerage customers proprietary Research Services ("Proprietary Research Services"). As a general matter, broker-dealers bundle the cost of Proprietary Research Services with trade execution services rather than charging separately for each. In such circumstances, the cost or other value of the Proprietary Research Services cannot be determined. The advisory fee paid by the Portfolio will not be reduced in connection with the receipt of Proprietary Research Services by the investment adviser.

The investment companies sponsored by the investment adviser or its affiliates may allocate brokerage commissions to acquire information relating to the performance, fees and expenses of such companies and other mutual funds, which information is used by the Trustees of such companies to fulfill their responsibility to oversee the quality of the services provided by various entities, including the investment adviser, to such companies. Such companies may also pay cash for such information.

Securities considered as investments for the Portfolio may also be appropriate for other investment accounts managed by the investment adviser or its affiliates. Whenever decisions are made to buy or sell securities by the Portfolio and one or more of such other accounts simultaneously, the investment adviser will allocate the security transactions (including "hot" issues) in a manner which it believes to be equitable under the circumstances. As a result of such allocations, there may be instances where the Portfolio will not participate in a transaction that is allocated among other accounts. If an aggregated order cannot be filled completely, allocations will generally be made on a pro rata basis. An order may not be allocated on a pro rata basis where, for example: (i) consideration is given to portfolio managers who have been instrumental in developing or negotiating a particular investment; (ii) consideration is given to an account with specialized investment policies that coincide with the particulars of a specific investment; (iii) pro rata allocation would result in odd-lot or de minimis amounts being allocated to a portfolio or other client; or (iv) where the investment adviser reasonably determines that departure from a pro rata allocation is advisable. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Portfolio from time to time, it is the opinion of the Trustees of the Trust and the Portfolio that the benefits from the investment adviser organization outweigh any disadvantage that may arise from exposure to simultaneous transactions.

The following table shows brokerage commissions paid during the three fiscal years ended August 31, 2004, as well as the amount of Portfolio security transactions for the most recent fiscal year (if any) that were directed to firms that provided some Research Services to the investment adviser or its affiliates, and the commissions paid in connection therewith. As described above, the investment adviser may consider the receipt of Research Services in selecting a broker-dealer firm, provided it does not compromise the investment adviser's obligation to seek best overall execution.

                                   Amount of Transactions      Commissions Paid on
  Fiscal Year       Brokerage        Directed to Firms      Transactions Directed to
      End        Commission Paid     Providing Research     Firms Providing Research
  -----------    ---------------   ----------------------  -------------------------
August 31, 2004    $2,412,824         $1,294,044,871              $2,412,824
August 31, 2003    $2,021,648
August 31, 2002    $2,686,996

                              FINANCIAL STATEMENTS

The audited financial statements of, and the report of the independent registered public accounting firm for the Fund and Portfolio, appear in the Fund's most recent annual report to shareholders and are incorporated by reference into this SAI. A copy of the annual report accompanies this SAI.

Householding. Consistent with applicable law, duplicate mailings of shareholder reports and certain other Fund information to shareholders residing at the same address may be eliminated.

                                                                      APPENDIX A

                      Class A Fees, Performance & Ownership

Sales Charges, Service Fees and Repurchase Transaction Fees. For the fiscal year ended August 31, 2004, the following table shows (1) total sales charges paid by the Fund, (2) sales charges paid to investment dealers, (3) sales charges paid to the principal underwriter, (4) CDSC payments to the principal underwriter,
(5) distribution fees paid to the principal underwriter under the Distribution Plan, (6) distribution fees paid to investment dealers, and (7) repurchase transaction fees paid to the principal underwriter. Service fees that were not paid to investment dealers were retained by the principal underwriter.

                                                                                           Repurchase
  Total        Sales          Sales          CDSC        Distribution     Distribution     Transaction
  Sales      Charges to    Charges to       Paid to      Fee Paid to      Fees Paid to     Fees Paid to
 Charges     Investment     Principal      Principal      Principal        Investment       Principal
  Paid        Dealers      Underwriter    Underwriter    Underwriter        Dealers        Underwriter
 --------    -----------   -----------    -----------    ------------     -------------    -------------
$6,353,181   $5,474,780      $878,401       $10,000       $2,914,317        $1,594,241      $68,952.50

For the fiscal years ended August 31, 2003 and August 31, 2002, total sales charges of $3,245,889 and $7,861,050, respectively, were paid on sales of Class A, of which the principal underwriter received $438,397 and $1,052,968, respectively. The balance of such amounts was paid to investment dealers.

Performance Information. The table below indicates the average annual total return (both before and after taxes) on a hypothetical investment of $1,000 in this Class of shares for the periods shown in the table. Any return presented with an asterisk (*) includes the effect of subsidizing expenses. Returns would have been lower without subsidies.

Total returns are historical and are calculated by determining the percentage change in net asset value or public offering price with all distributions reinvested. The Fund's past performance (both before and after taxes) is no guarantee of future results. Investment return and principal value of Fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund's current performance may be lower or higher than the quoted return. For the Fund's performance as of the most recent month-end, please refer to www.eatonvance.com.

About Returns After Taxes. After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and Redemption of Fund Shares for a period may be greater than Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

                                                                                 Length of Period Ended August 31, 2004
Average Annual Total Return:                                                      One Year     Five Years     Ten Years
----------------------------                                                      --------     ----------     ---------
Before Taxes and Excluding Maximum Sales Charge                                     5.56%        13.72%         17.97%
Before Taxes and Including Maximum Sales Charge                                    -0.50%        12.38%         17.27%
After Taxes on Distributions and Excluding Maximum Sales Charge                     5.56%        12.94%         16.32%
After Taxes on Distributions and Including Maximum Sales Charge                    -0.50%        11.60%         15.62%
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge      3.61%        11.73%         15.21%
After Taxes on Distributions and Redemption and Including Maximum Sales Charge     -0.33%        10.52%         14.54%


Control Persons and Principal Holders of Securities. At April 1, 2005, the Trustees and officers of the Trust, as a group, owned in the aggregate less than 1% of the outstanding shares of this Class of the Fund. In addition, as of the same date, the following person(s) held the share percentage indicated below, which was owned either (i) beneficially by such person(s) or (ii) of record by such person(s) on behalf of customers who are the beneficial owners of such shares and as to which such record owner(s) may exercise voting rights under certain limited circumstances:

Charles Schwab & Co. Inc.                       San Francisco, CA      12.0%
Merrill Lynch, Pierce, Fenner & Smith, Inc.     Jacksonville, FL        8.7%


To the knowledge of the Trust, no other person owned of record or beneficially 5% or more of the outstanding shares of this Class of the Fund as of such date.

                                                                      APPENDIX B

                      Class B Fees, Performance & Ownership

Distribution, Service and Repurchase Transaction Fees. For the fiscal year ended August 31, 2004, the following table shows (1) sales commissions paid by the principal underwriter to investment dealers on sales of Class B shares, (2) distribution fees paid to the principal underwriter under the Distribution Plan,
(3) CDSC payments to the principal underwriter, (4) uncovered distribution charges under the Distribution Plan (dollar amount and as a percentage of net assets attributable to Class B), (5) service fees paid under the Distribution Plan, (6) service fees paid to investment dealers, and (7) repurchase transaction fees paid to the principal underwriter. The service fees paid by the Fund that were not paid to investment dealers were retained by the principal underwriter.

 Commission
   Paid by                                         Uncovered                       Service       Repurchase
  Principal        Distribution      CDSC         Distribution                       Fees       Transaction
Underwriter to     Fee Paid to      Paid to       Charges (as a                    Paid to      Fees Paid to
 Investment         Principal       Principal      % of Class          Service    Investment     Principal
   Dealers         Underwriter     Underwriter     Net Assets)          Fees       Dealers      Underwriter
--------------     ------------    -----------     -----------         -------    ----------    ------------
  $3,994,455        $5,820,027      $2,040,000   $26,645,000 (3.5%)   $1,920,347   $1,627,512    $35,507.50

Performance Information. The table below indicates the average annual total return (both before and after taxes) on a hypothetical investment of $1,000 in this Class of shares for the periods shown in the table. The Fund's total return prior to September 1, 1997 reflects the total return of a predecessor to Class
B. Total return prior to September 23, 1996 reflects the total return of Class A, adjusted to reflect the Class B sales charge. The Class A total return has not been adjusted to reflect certain other expenses (such as distribution and/or service fees). If such adjustments were made, the Class B total return would be different. Any return presented with an asterisk (*) includes the effect of subsidizing expenses. Returns would have been lower without subsidies.

Total returns are historical and are calculated by determining the percentage change in net asset value or public offering price with all distributions reinvested. The Fund's past performance (both before and after taxes) is no guarantee of future results. Investment return and principal value of Fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund's current performance may be lower or higher than the quoted return. For the Fund's performance as of the most recent month-end, please refer to www.eatonvance.com.

About Returns After Taxes. After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and Redemption of Fund Shares for a period may be greater than Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

                                                                               Length of Period Ended August 31, 2004
Average Annual Total Return:                                                    One Year     Five Years     Ten Years
----------------------------                                                    --------     ----------     ---------
Before Taxes and Excluding Maximum Sales Charge                                   4.78%        12.86%         17.37%
Before Taxes and Including Maximum Sales Charge                                  -0.22%        12.62%         17.37%
 After Taxes on Distributions and Excluding Maximum Sales Charge                  4.78%        11.94%         15.69%
After Taxes on Distributions and Including Maximum Sales Charge                  -0.22%        11.68%         15.69%
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge    3.11%        10.91%         14.65%
After Taxes on Distributions and Redemption and Including Maximum Sales Charge   -0.14%        10.68%         14.65%
     Class B commenced operations September 23, 1996.


Control Persons and Principal Holders of Securities. At April 1, 2005, the Trustees and officers of the Trust, as a group, owned in the aggregate less than 1% of the outstanding shares of this Class of the Fund. In addition, as of the same date, the following person(s) held the share percentage indicated below, which was owned either (i) beneficially by such person(s) or (ii) of record by such person(s) on behalf of customers who are the beneficial owners of such shares and as to which such record owner(s) may exercise voting rights under certain limited circumstances:


Merrill Lynch, Pierce, Fenner & Smith, Inc.    Jacksonville, FL     12.2%
Morgan Stanley                                 Jersey City, NJ       5.8%


To the knowledge of the Trust, no other person owned of record or beneficially 5% or more of the outstanding shares of this Class of the Fund as of such date.

                                                                      APPENDIX C

                      Class C Fees, Performance & Ownership

Distribution, Service and Repurchase Transaction Fees. For the fiscal year ended August 31, 2004, the following table shows (1) sales commissions paid by the principal underwriter to investment dealers on sales of Class C shares, (2) distribution fees paid to the principal underwriter under the Distribution Plan,
(3) CDSC payments to the principal underwriter, (4) uncovered distribution charges under the Distribution Plan (dollar amount and as a percentage of net assets attributable to Class C), (5) service fees paid under the Distribution Plan, (6) service fees paid to investment dealers, and (7) repurchase transaction fees paid to the principal underwriter. The service fees paid by the Fund that were not paid to investment dealers were retained by the principal underwriter.

 Commission
   Paid by                                         Uncovered                       Service       Repurchase
  Principal        Distribution      CDSC         Distribution                       Fees       Transaction
Underwriter to     Fee Paid to      Paid to       Charges (as a                    Paid to      Fees Paid to
 Investment         Principal       Principal      % of Class          Service    Investment     Principal
   Dealers         Underwriter     Underwriter     Net Assets)          Fees       Dealers      Underwriter
--------------     ------------    -----------     -----------         -------    ----------    ------------
  $2,500,730        $3,549,700       $81,000     $42,400,000 (8.5%)   $1,183,233   $881,357      $21,577.50

Performance Information. The table below indicates the average annual total return (both before and after taxes) on a hypothetical investment in shares of $1,000 in this Class of shares for the periods shown in each table. The Fund's total return for the period prior to January 5, 1998 reflects the total return of Class A, adjusted to reflect the Class C sales charge. Class A total return has not been adjusted to reflect certain other expenses (such as distribution and/or service fees). If such adjustments were made, the Class C total return would be different. Any return presented with an asterisk (*) includes the effect of subsidizing expenses. Returns would have been lower without subsidiaries.

Total returns are historical and are calculated by determining the percentage change in net asset value or public offering price with all distributions reinvested. The Fund's past performance (both before and after taxes) is no guarantee of future results. Investment return and principal value of Fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund's current performance may be lower or higher than the quoted return. For the Fund's performance as of the most recent month-end, please refer to www.eatonvance.com.

About Returns After Taxes. After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and Redemption of Fund Shares for a period may be greater than Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

                                                                                  Length of Period Ended August 31, 2004
Average Annual Total Return:                                                      One Year     Five Years     Ten Years
----------------------------                                                      --------     ----------     ---------
Before Taxes and Excluding Maximum Sales Charge                                    4.82%         12.87%         17.44%
Before Taxes and Including Maximum Sales Charge                                    3.82%         12.87%         17.44%
After Taxes on Distributions and Excluding Maximum Sales Charge                    4.82%         11.77%         15.59%
After Taxes on Distributions and Including Maximum Sales Charge                    3.82%         11.77%         15.59%
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge     3.13%         10.85%         14.63%
After Taxes on Distributions and Redemption and Including Maximum Sales Charge     2.48%         10.85%         14.63%


Control Persons and Principal Holders of Securities. At April 1, 2005, the Trustees and officers of the Trust, as a group, owned in the aggregate less than 1% of the outstanding shares of this Class of the Fund. In addition, as of the same date, the following person(s) held the share percentage indicated below, which was owned either (i) beneficially by such person(s) or (ii) of record by such person(s) on behalf of customers who are the beneficial owners of such shares and as to which such record owner(s) may exercise voting rights under certain limited circumstances:


Merrill Lynch, Pierce, Fenner & Smith, Inc.     Jacksonville, FL     24.9%
Citigroup Global Markets, Inc.                  New York, NY          6.5%


To the knowledge of the Trust, no other person owned of record or beneficially 5% or more of the outstanding shares of this Class of the Fund as of such date.

                                                                      APPENDIX D

                      Class R Fees, Performance & Ownership

Distribution, Service and Repurchase Transaction Fees. For the period September 8, 2003 through August 31, 2004, the following table shows (1) distribution fees paid to the principal underwriter under the Distribution Plan, (2) total service fees paid, (3) service fees paid to investment dealers, and (4) repurchase transaction fees paid to the principal underwriter. The service fees paid by the Fund that were not paid to investment dealers were retained by the principal underwriter.

  Distribution Fee                          Service Fees       Repurchase Transaction
       Paid to           Total Service        Paid to              Fees Paid to
Principal Underwriter      Fees Paid     Investment Dealers    Principal Underwriter
---------------------    -------------   ------------------    ---------------------
      $1,380                 $831              $805                   $52.50

Performance Information. The table below indicates the average annual total return (both before and after taxes) on a hypothetical investment of $1,000 in this Class of shares for the periods shown in the table. Total return prior to the date this Class of the Fund was first offered reflects the total return of the Fund's Class A shares. The total return shown below has not been adjusted to reflect certain expenses (such as distribution and/or service fees). If such adjustments were made, the Class R total return would be different. Any return presented with an asterisk (*) includes the effect of subsidizing expenses. Returns would have been lower without subsidies.

Total returns are historical and are calculated by determining the percentage change in net asset value or public offering price with all distributions reinvested. The Fund's past performance (both before and after taxes) is no guarantee of future results. Investment return and principal value of Fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund's current performance may be lower or higher than the quoted return. For the Fund's performance as of the most recent month-end, please refer to www.eatonvance.com.

About Returns After Taxes. After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and Redemption of Fund Shares for a period may be greater than Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

                                                                                Length of Period Ended August 31, 2004
Average Annual Total Return:                                                     One Year     Five Years     Ten Years
----------------------------                                                     --------     ----------     ---------
Before Taxes and Excluding Maximum Sales Charge                                   5.44%         13.69%         17.95%
Before Taxes and Including Maximum Sales Charge                                   4.44%         13.69%         17.95%
After Taxes on Distributions and Excluding Maximum Sales Charge                   5.44%         12.91%         16.31%
After Taxes on Distributions and Including Maximum Sales Charge                   4.44%         12.91%         16.31%
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge    3.53%         11.70%         15.20%
After Taxes on Distributions and Redemption and Including Maximum Sales Charge    2.88%         11.70%         15.20%
     Class A commenced operations July 26, 1985.


Control Persons and Principal Holders of Securities. At April 1, 2005, the Trustees and officers of the Trust, as a group, owned in the aggregate less than 1% of the outstanding shares of this Class of the Fund. In addition, as of the same date, the following person(s) held the share percentage indicated below, which was owned either (i) beneficially by such person(s) or (ii) of record by such person(s) on behalf of customers who are the beneficial owners of such shares and as to which such record owner(s) may exercise voting rights under certain limited circumstances:

Merrill Lynch, Pierce, Fenner & Smith, Inc.                             Jacksonville, FL     22.6%
David Ten Broeck TTEE, Hartford Life Insurance Company                  Simsbury, CT         17.9%
Circle Trust Company Cust. FBO Danbury Eye Physicians & Surgeons        Stamford, CT         10.3%


To the knowledge of the Trust, no other person owned of record or beneficially 5% or more of the outstanding shares of this Class of the Fund as of such date.

                                                                      APPENDIX E

                                EATON VANCE FUNDS
                       PROXY VOTING POLICY AND PROCEDURES

I.   Overview

The Boards of Trustees (the "Boards") of the Eaton Vance Funds (the "Funds") recognize that it is their fiduciary responsibility to actively monitor the Funds' operations. The Boards have always placed paramount importance on their oversight of the implementation of the Funds' investment strategies and the overall management of the Funds' investments. A critical aspect of the investment management of the Funds continues to be the effective assessment and voting of proxies relating to the Funds' portfolio securities. While the Boards will continue to delegate the day-to-day responsibilities relating to the management of the proxy-voting process to the relevant investment adviser or sub-adviser, if applicable, of the Fund (or its underlying portfolio in the case of a master-feeder arrangement), the Boards have determined that it is in the interests of the Funds' shareholders to adopt these written proxy voting policy and procedures (the "Policy"). For purposes of this Policy the term "Fund" shall include a Fund's underlying portfolio in the case of a master-feeder arrangement and the term "Adviser" shall mean the adviser to a Fund or its sub-adviser if a sub-advisory relationship exists.

II.  Delegation of Proxy Voting Responsibilities

Pursuant to investment advisory agreements between each Fund and its Adviser, the Adviser has long been responsible for reviewing proxy statements relating to Fund investments and, if the Adviser deems it appropriate to do so, to vote proxies on behalf of the Funds. The Boards hereby formally delegate this responsibility to the Adviser, except as otherwise described in this Policy. In so doing, the Boards hereby adopt on behalf of each Fund the proxy voting policies and procedures of the Adviser(s) to each Fund as the proxy voting policies and procedures of the Fund. The Boards recognize that the Advisers may from time to time amend their policies and procedures. The Advisers will report material changes to the Boards in the manner set forth in Section IV below. In addition, the Boards will annually review and approve the Advisers' proxy voting policies and procedures

III. Delegation of Proxy Voting Disclosure Responsibilities

The Securities and Exchange Commission (the "Commission") recently enacted certain new reporting requirements for registered investment companies. The Commission's new regulations require that funds (other than those which invest exclusively in non-voting securities) make certain disclosures regarding their proxy voting activities. The most significant disclosure requirement for the Funds is the duty pursuant to Rule 30b1-4 promulgated under the Investment Company Act of 1940, as amended (the "1940 Act"), to file Form N-PX no later than August 31/st/ of each year beginning in 2004.

Under Form N-PX, each Fund will be required to disclose, among other things, information concerning proxies relating to the Fund's portfolio investments, whether or not the Fund (or its Adviser) voted the proxies relating to securities held by the Fund and how it voted in the matter and whether it voted for or against management.

The Boards hereby delegate to each Adviser the responsibility for recording, compiling and transmitting in a timely manner all data required to be filed on Form N-PX to Eaton Vance Management, which acts as administrator to each of the Funds (the "Administrator"), for each Fund that such Adviser manages. The Boards hereby delegate the responsibility to file Form N-PX on behalf of each Fund to the Administrator.

VI. Conflicts of Interest

The Boards expect each Adviser, as a fiduciary to the Fund(s) it manages, to put the interests of each Fund and its shareholders above those of the Adviser. In the event that in connection with its proxy voting responsibilities a conflict of interest arises between a Fund's shareholders and the Fund's Adviser or the Administrator (or any of their affiliates) or any affiliated person of the Fund, the Adviser, to the extent it is aware or reasonably should have been aware of the conflict, will refrain from voting any proxies related to companies giving rise to such conflict until it notifies and consults with the appropriate Board(s) concerning the conflict.

Once the Adviser notifies the relevant Board(s) of the conflict, the Board(s) shall convene a meeting of the Boards' Fund Special Committee (the "Committee") to review and consider all relevant materials related to the proxies involved. In considering such proxies, the Adviser shall make available all materials requested by the Committee and make reasonably available appropriate personnel to discuss the matter with the Committee upon the Committee's request. The

Committee will instruct the Adviser on the appropriate course of action. If the Committee is unable to meet and the failure to vote a proxy would have a material adverse impact on the Fund(s) involved, each Adviser will have the right to vote such proxy, provided that it discloses the existence of the conflict to the Committee at its next meeting.

V.  Reports

The Administrator shall make copies of each Form N-PX filed on behalf of the Funds available for the Boards' review upon the Boards' request. The Administrator (with input from the Adviser for the relevant Fund(s)) shall also provide any reports reasonably requested by the Boards regarding the proxy voting records of the Funds.

Each Adviser shall annually report any material changes to such Adviser's proxy voting policies and procedures to the relevant Board(s) and the relevant Board(s) will annually review and approve the Adviser's proxy voting policies and procedures. Each Adviser shall report any changes to such Adviser's proxy voting policies and procedures to the Administrator prior to implementing such changes in order to enable the Administrator to effectively coordinate the Funds' disclosure relating to such policies and procedures.

                                                                      APPENDIX F

                              ORBIMED ADVISORS LLC
                               ORBIMED CAPITAL LLC
                             ORBIMED CAPITAL II LLC
                              PROXY VOTING POLICIES


I.  Introduction

OrbiMed Advisors LLC, OrbiMed Capital LLC and OrbiMed Capital II LLC (each an "Adviser" and collectively "OrbiMed" or the "Advisers") recognize their fiduciary responsibilities to actively monitor all aspects of the operations of OrbiMed's clients and funds that they advise (the "Funds"). OrbiMed has always placed paramount importance on its oversight of the implementation of the Funds' investment strategies and the overall management of the Funds' investments. A critical aspect of the investment management of the Funds continues to be the effective assessment and voting of proxies relating to the Funds' portfolio securities.

The Advisers have each adopted and implemented policies (and the procedures into which they are incorporated) that each Adviser believes is reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Advisers' authority to vote the proxies of their client is established by their advisory contracts or similar documentation. These proxy policies (and the procedures into which they are incorporated) reflect the Securities and Exchange Commission ("SEC") requirements governing advisers and the long-standing fiduciary standards and responsibilities for ERISA accounts set out in the Department of Labor Bulletin 94-2 C.F.R. 2509.94-2 (July 29,
1994).

Overview

Each Adviser manages its clients' assets with the overriding goal of seeking to provide the greatest possible return to shareholders consistent with governing laws and the investment policies of each client. In pursuing that goal, each Adviser seeks to exercise its clients' rights as shareholders of voting securities to support sound corporate governance of the companies issuing those securities with the principle aim of maintaining or enhancing the companies' economic value.

The exercise of shareholder rights is generally done by casting votes by proxy at shareholder meetings on matters submitted to shareholders for approval. For example, the election of directors or the approval of a company's stock option plans for directors, officers or employees. Each Adviser is adopting the formal written guidelines described in detail below and will utilize such guidelines in voting proxies on behalf of its clients. These guidelines are designed to promote accountability of a company's management and Board of Directors to its shareholders and to align the interests of management with those of shareholders.

In seeking to ensure a level of consistency and rationality in the proxy voting process, the guidelines contained in these policies are designed to address the manner in which certain matters that arise regularly in proxies will generally be voted. However, each Adviser takes the view that these guidelines should not be used as mechanical instructions for the exercise of this important shareholder right. Except in the instance of routine matters related to corporate administrative matters which are not expected to have a significant economic impact on the company or its shareholders (on which the Advisers will routinely vote with management), the Advisers will review each matter on a case-by-case basis and reserve the right to deviate from these guidelines when the situation requires such a deviation. In addition, no set of guidelines can anticipate all situations that may arise. In special cases, the Proxy Administrator (the person specifically charged with the responsibility to review and vote proxies on behalf of each Adviser's clients) may seek insight from the Adviser's analysts, portfolio managers and the Compliance Officer on how a particular proxy proposal will impact the financial prospects of a company, and vote accordingly. The guidelines are just that: guidelines - they are not hard and fast rules, simply because corporate governance issues are so varied.

Proxy Voting Guidelines

The following guidelines relate to the types of proposals that are most frequently presented in proxy statements to shareholders. Absent unusual circumstances, each Adviser will utilize these guidelines when voting proxies on behalf of its clients.

A.  Election of Board of Directors

The Advisers believe that a Board of Directors should primarily be independent, not have significant ties to management and consist of members who are all elected annually. In addition, the Advisers believe that important board committees (e.g. audit, nominating and compensation committees) should be independent. In general,

  * The Advisers will support the election of directors that result in a Board made up of a majority of independent directors.
  * The Advisers will determine on a case-by-case basis whether or not it is appropriate for non-independent directors to serve on the audit, compensation, and/or nominating committees of a Board of directors.
  * The Advisers will hold directors accountable for the actions of Board's committees. For example, the Advisers will consider withholding votes for nominees who have recently approved compensation arrangements that the Advisers deem excessive or propose equity-based compensation plans that unduly dilute the ownership interests of stockholders.
  * The Advisers will generally support efforts to declassify existing Boards, and will generally classified Board structures.
  * The Advisers will vote against proposals for cumulative voting, confidential stockholder voting and the granting of pre-emptive rights.

B.  Approval of Independent Auditors

The Advisers believe that the relationship between the company and its auditors should be limited primarily to the audit engagement and closely allied audit related and tax services, although non-audit services may be provided so long as they are consistent with the requirements of the Sarbanes-Oxley Act and, if required, have been approved by an independent audit committee. The Advisers will also consider the reputation of the auditor and any problems that have arisen in the auditor's performance of services to the company.

C.  Executive Compensation

The Advisers believe that appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of shareholders and the interests of management, employees, and directors. However, the Advisers are opposed to plans that substantially dilute shareholders ownership interests in the company, or have objectionable structural features.

  * The Advisers will generally vote against plans where total potential dilution (including all equity-based plans) seems likely to exceed 15% of shares outstanding over ten years and extends longer than ten years.
  * The Advisers will generally vote against plans if annual option grants typically exceed 2% of shares outstanding.
  * These total and annual dilution thresholds are guidelines, not ceilings, and when assessing a plan's impact on our shareholdings the Advisers consider other factors such as industry practices company and stock performance and management credibility . The Proxy Administrator may consult with the relevant analyst(s) or portfolio manager(s) or, if appropriate, the Compliance Officer, to determine when or if it may be appropriate to exceed these guidelines.

  * The Advisers will typically vote against plans that have any of the following structural features:
       *  Ability to re-price underwater options without shareholder approval.
       * The unrestricted ability to issue options with an exercise price below the stock's current market price.
       *  Automatic share replenishment ("evergreen") feature.

  * The Advisers are supportive of measures intended to increase long-term stock ownership by executives. These may include:
       * Requiring senior executives to hold a minimum amount of stock in the company (frequently expressed as a certain multiple of the executive's salary).
       *  Using restricted stock grants instead of options.

  * The Advisers will support the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value.

  * In assessing a company's executive compensation plan, the Advisers will weigh all components of the plan. For example, the grant of stock options to executives of a company in a particular year may appear excessive if that grant goes above 2% of the shares outstanding of the company. However, such grants may be appropriate if the senior management of the company has accepted significantly reduced cash compensation for the year in lieu of receiving a greater number of options.

D.  Corporate Structure Matters/Anti-Takeover Defenses

As a general matter, the Advisers oppose anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions. In general,

  * Because a classified board structure prevents shareholders from electing a full slate of directors annually, the Advisers will typically vote against proposals to create classified boards and vote in favor of shareholder proposals to declassify a board
  * The Advisers will vote for proposals to subject shareholder rights plans ("poison pills") to a shareholder vote.
  * The Advisers will vote for proposals to lower barriers to shareholder action (for example, limiting rights to call special meetings or act by written consent).
  * The Advisers will vote against proposals for a separate class of stock with disparate voting rights.
  * The Advisers will vote on a case-by-case basis on board approved proposals regarding changes to a company's capitalization, provided that the Advisers will generally vote in favor of proposal authorizing the issuance of additional common stock (except in the case of a merger, restructuring or other significant corporate event which will be handled on a case-by-case basis) provided that such issuance does not exceed three times the number of currently outstanding shares.

E.  State of Incorporation/Offshore Presence

Under ordinary circumstances, the Advisers will not interfere with a choice to reincorporate or reorganize a company in a different jurisdiction, provided that management's decision has been approved by a board of Directors. The Advisers recognize that there may be benefits to reincorporation (such as tax benefits and more developed business laws in the jurisdiction of reincorporation). Each proposal to reincorporate in another jurisdiction will be reviewed on a case-by-case basis to determine whether such actions are in the best interests of the shareholders of the company including the Advisers' clients.

F.  Environmental/Social Policy Issues

The Advisers believe that "ordinary business matters" are primarily the responsibility of management and should be approved solely by the company's board of directors. The Advisers recognize that certain social and environmental issues raised in shareholder proposals are the subject of vigorous public debate and many are the subject of legal statutes or regulation by federal and/or state agencies. The Advisers generally support management on these types of proposals, though they may make exceptions in certain instances where they believe a proposal has substantial economic implications. The Advisers expect that the companies in which they invest their clients' assets will act as responsible corporate citizens.

G.  Circumstances Under Which The Advisers Will Abstain From Voting

The Advisers will seek to vote all proxies for clients who have delegated the responsibility to vote such proxies to the Advisers. Under certain circumstances, the costs to their clients associated with voting such proxies would outweigh the benefit derived from exercise the right to vote. In those circumstances, the Advisers will make a case-by-case determination on whether or not to vote such proxies. In the cases of countries which require so-called "share-blocking," the Advisers may also abstain from voting. The Advisers will not seek to vote proxies on behalf of their clients unless they have agreed to take on that responsibility on behalf of a client. Finally, the Advisers may be required to abstain from voting on a particular proxy in a situation where a conflict exists between the Adviser and its client and the Adviser. The policy for resolution of such conflicts is described below in Section V.

Recordkeeping

The Advisers will maintain records relating to the proxies they vote on behalf of their clients in accordance with Section 204-2 of the Investment Advisers Act of 1940, as amended. Those records will include:

  *  A copy of the Advisers' proxy voting policies and procedures;
  * Proxy statements received regarding client securities (if such proxies are available on the SEC's EDGAR system or a third party undertakes to promptly provide a copy of such documents to the Advisers, the Advisers do not need to retain a separate copy of the proxy statement);
  *  A record of each vote cast;
  * A copy of any document created by the Advisers that was material to making a decision on how to vote a proxies for a client or that memorializes the basis for such a decision; and
  * Each written client request for proxy voting records and the Advisers' written response to any client request (whether written or oral) for such records.
  * All records described above will be maintained in an easily accessible place for five years and will be maintained in the offices of the Advisers for two years after they are created.

Identification and Resolution of Conflicts with Clients

As fiduciaries to their clients, each Adviser puts the interests of its clients ahead of its own. If a potential conflict of interest exists, the President and Compliance Officer will then determine first if a conflict of interest in fact exists between the relevant Adviser and its client. If they determine that a conflict exists, they or their designees will take the following steps to seek to resolve such conflict prior to voting any proxies relating to these Conflicted Companies.

  * If the Proxy Administrator expects to vote the proxy of the Conflicted Company strictly according to the guidelines contained in these Proxy Voting Policies (the "Policies"), she will (i) inform the President and the Compliance Officer (or their designees) of that fact, (ii) vote the proxies and (iii) record the existence of the conflict and the resolution of the matter.
  * If the Proxy Administrator intends to vote in a manner inconsistent with the guidelines contained herein or, if the issues raised by the proxy are not contemplated by these Policies, and the matters involved in such proxy could have a material economic impact on the client(s) involved, the Adviser will seek instruction on how the proxy should be voted from:
       *  The client;
       *  Legal counsel to the client; or
       * Legal counsel to the adviser (in situations where the Adviser acts as a sub-adviser to such adviser).

The Adviser will provide all reasonable assistance to each party to enable such party to make an informed decision.

If the client, legal counsel to the client or legal counsel to the Adviser as the case may be, fails to instruct the Adviser on how to vote the proxy, the Adviser will generally abstain from voting in order to avoid the appearance of impropriety. If however, the failure of the Adviser to vote its client's proxies would have a material adverse economic impact on the Advisers' clients' securities holdings in the Conflict Company, the Adviser may vote such proxies in order to protect its clients' interests. In either case, the Proxy Administrator will record the existence of the conflict and the resolution of the matter.

[EV LOGO]

[GRAPHIC IMAGE]

ANNUAL REPORT AUGUST 31, 2004

EATON VANCE WORLDWIDE HEALTH SCIENCES FUND

[GRAPHIC IMAGE]

                                EATON VANCE FUNDS
                             EATON VANCE MANAGEMENT
                         BOSTON MANAGEMENT AND RESEARCH
                         EATON VANCE DISTRIBUTORS, INC.

                                 PRIVACY NOTICE

The Eaton Vance organization is committed to ensuring your financial privacy. This notice is being sent to comply with privacy regulations of the Securities and Exchange Commission. Each of the above financial institutions has in effect the following policy with respect to nonpublic personal information about its customers:

- Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected.

- None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account).

- Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

For more information about Eaton Vance's privacy policies, call: 1-800-262-1122.

                                IMPORTANT NOTICE
                              REGARDING DELIVERY OF
                              SHAREHOLDER DOCUMENTS

The Securities and Exchange Commission permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

EATON VANCE, OR YOUR FINANCIAL ADVISER, MAY HOUSEHOLD THE MAILING OF YOUR DOCUMENTS INDEFINITELY UNLESS YOU INSTRUCT EATON VANCE, OR YOUR FINANCIAL ADVISER, OTHERWISE.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

The Fund will file a schedule of its portfolio holdings on Form N-Q with the Securities and Exchange Commission (the "SEC") for the first and third quarters of each fiscal year. The Fund's Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures without charge, upon request, by calling 1-800-262-1122. This description is also available on the Securities and Exchange Commission's website at http://www.sec.gov.

EATON VANCE WORLDWIDE HEALTH SCIENCES FUND as of August 31, 2004
LETTER TO SHAREHOLDERS

[PHOTO OF THOMAS E. FAUST JR.]
Thomas E. Faust Jr.
President

Eaton Vance Worldwide Health Sciences Fund (the "Fund") Class A shares had a total return of 5.56% during the one-year period ended August 31, 2004. That return was the result of an increase in net asset value (NAV) per share from $9.36 on August 31, 2003, to $9.88 on August 31, 2004.(1)

Class B shares had a total return of 4.78% for the same period, the result of an increase in NAV per share from $10.04 to $10.52.(1) Class C shares had a total return of 4.82% for the same period, the result of an increase in NAV per share from $8.30 to $8.70.(1) Class D shares had a total return of 4.88% for the same period, the result of an increase in NAV per share from $8.81 to $9.24.(1) The Fund's Class R shares had a total return of 2.80% for the period from commencement of offering on September 8, 2003, to August 31, 2004, the result of an increase in NAV per share from $10.00 at inception to $10.28 on August 31, 2004.(1)

By comparison, the S&P 500 Composite Index had a return of 11.45% during the year ended August 31, 2004, while the Morgan Stanley Capital International Europe, Australasia and Far East Index had a return of 22.64% for the same period.(2) For the same one-year period, the average return of funds in the Lipper Health/Biotechnology Classification was 7.45%.(2)

RIGOROUS RESEARCH UNCOVERS EXCITING OPPORTUNITIES FOR GROWTH ...

Managed by OrbiMed Advisors, the largest asset management firm dedicated solely to the life sciences sector, the Fund seeks long-term capital growth by investing primarily in a worldwide and diversified portfolio of health science companies. Starting from a universe of over 600 publicly-traded biotechnology and pharmaceutical companies worldwide, OrbiMed performs intensive fundamental research on company products, management teams, and financial statements to find compelling long-term investments. A focused portfolio is assembled after intensive quantitative and qualitative research, with the intention of holding these investments primarily for the long term.

The Fund's investments range from small, developmental-stage biotechnology companies to large, diversified pharmaceutical companies. This broad universe of stocks, as well as its global exposure, provides a wide range of opportunities for OrbiMed's analysts to uncover attractive investments worldwide.

Please turn to the interview with portfolio manager Samuel D. Isaly to learn more about the Fund's performance over the past year.
                                                  Sincerely,
                                                  Thomas E. Faust Jr.
                                                  /s/ Thomas E. Faust Jr.

                                                  President
                                                  October 6, 2004

FUND INFORMATION
as of August 31, 2004

PERFORMANCE(3)                        CLASS A     CLASS B     CLASS C     CLASS D    CLASS R
---------------------------------------------------------------------------------------------
Average Annual Total Returns
  (at net asset value)

One Year                                  5.56%       4.78%       4.82%       4.88%      N.A.
Five Years                               13.72       12.86       12.87        N.A.       N.A.
Ten Years                                17.97        N.A.        N.A.        N.A.       N.A.
Life of Fund+                            16.01       13.44       13.75       -0.77       2.80
SEC Average Annual Total Returns
  (including sales charge or
  applicable CDSC)

One Year                                 -0.50%      -0.22%       3.82%      -0.12%      N.A.
Five Years                               12.38       12.62       12.87        N.A.       N.A.
Ten Years                                17.27        N.A.        N.A.        N.A.       N.A.
Life of Fund+                            15.65       13.44       13.75       -1.58       1.80

+Inception Dates - Class A: 7/26/85; Class B: 9/23/96; Class C: 1/05/98; Class D: 3/02/01; Class R: 9/08/03

(1) These returns do not include the 5.75% maximum sales charge for the Fund's Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B, Class C, and Class D shares. Class R shares generally have no sales charge. If the sales charge was deducted, the performance would be reduced. Class A shares and Class R shares redeemed or exchanged within 3 months of settlement of purchase are subject to a 1% redemption fee.
(2)  It is not possible to invest directly in an Index or a Lipper
     Classification.
(3) SEC returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B and Class D reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC 1-Year return for Class C reflects 1% CDSC.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. RETURNS ARE HISTORICAL AND ARE CALCULATED BY DETERMINING THE PERCENTAGE CHANGE IN NET ASSET VALUE OR OFFERING PRICE (AS APPLICABLE) WITH ALL DISTRIBUTIONS REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE IS FOR STATED TIME PERIOD ONLY; DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN QUOTED. FOR PERFORMANCE AS OF THE MOST RECENT MONTH-END, PLEASE REFER TO www.eatonvance.com.

  MUTUAL FUND SHARES ARE NOT INSURED BY THE FDIC AND ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE SUBJECT
       TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL INVESTED.

EATON VANCE WORLDWIDE HEALTH SCIENCES FUND as of August 31, 2004
MANAGEMENT DISCUSSION

AN INTERVIEW WITH SAMUEL D. ISALY,
MANAGING PARTNER, ORBIMED ADVISORS LLC,
INVESTMENT ADVISER TO WORLDWIDE HEALTH SCIENCES PORTFOLIO

[PHOTO OF SAMUEL D. ISALY]
Samuel D. Isaly
Portfolio Manager

Q: SAM, WOULD YOU GIVE SHAREHOLDERS AN OVERVIEW OF THE FUND'S PERFORMANCE THIS
   YEAR?

A: Worldwide Health Sciences Fund had mid-single digit returns for the year ended August 31, 2004. Although we lagged the Lipper group for the period, we were able to deliver positive returns, despite a down environment for heath care over recent months. For both the biotechnology and pharmaceutical sectors, the summer of 2004 really brought about the dog days. The biotech and big pharma indices hit calendar 2004 lows in the first week of August, following an almost continuous two-month slide that began in early June. The indices rebounded in the latter half of the month, along with the broad market, during a technical bounce of an oversold market. We were pleased to achieve positive returns in this market, and our long-term historical performance against the benchmark indices is outstanding (see page 5 for details).

Q: WHAT SEEMED TO PRECIPITATE THE SLIDE IN HEALTH CARE STOCKS THIS SUMMER?

A: During June 2004, the health care sector suffered a significant downturn, despite positive data presented by several biotechnology companies at the American Society of Clinical Oncology (ASCO) conference. Several key clinical trials highlighted the potential of emerging cancer therapies. In particular, we were enthusiastic about one company's data and believe its drug may become an important new therapeutic for the treatment of non-small cell lung cancer. Furthermore, we thought the combination data of two companies looked promising for the treatment of renal cell carcinoma.

   Share price performance of the health care sector remained disappointing since the conference concluded in early June 2004. During the rest of the period, there was an absence of news flow for the biotechnology sector, while headline risk regarding possible drug importation legislation hampered the pharmaceutical sector.

[CHART]

SECTOR DISTRIBUTION+
As a percentage of total net assets

Major Capitalization - Pharmaceuticals                  62.51%
Specialty Capitalization                                32.93%
Other                                                    4.56%

[CHART]

REGIONAL DISTRIBUTION+
As a percentage of total net assets

North America       69.51%

Europe              15.67%

Far East            10.26%

Other                4.56%

+ As of August 31, 2004. Sector and Regional Distributions are subject to change due to active management.

   Looking ahead in the short term, we are optimistically awaiting the upcoming earnings season, which we believe should meet or exceed expectations, as evidenced by data that indicate growth-rate acceleration for most therapeutic categories. In our view, the pharmaceutical and biotechnology sectors still remain at attractive levels, based on their relatively stable earnings and low valuations compared to their growth prospects.

Q: WHAT'S NEW ON THE ADMINISTRATIVE/POLITICAL FRONT?

A: President Bush nominated FDA Commissioner Mark McClellan to head up the
   Centers for Medicare and Medicaid Services. Despite the FDA losing a strong leader, we view his nomination to the Centers as a positive for the industry because of the influence Dr. McClellan will have over the Centers' drug pricing policies.

Q: SAM, IT IS NOTABLE THAT THE PORTFOLIO DOES NOT OWN MANY HEALTH CARE STOCKS
   OUTSIDE OF PHARMACEUTICALS AND BIOTECHNOLOGY. CAN YOU SPEAK ABOUT THAT?

A: Our Portfolio, for the most part, is not invested in medical device, hospital management, and medical services companies. Generally, such companies are low-margin businesses, with significant payroll expenses, and they don't represent the type of technological advance we seek in our investments. While there are some medical device companies with innovative products, in our experience, we have found that they often have short life-spans and difficulties maintaining their proprietary positions.

Q: THANK YOU, SAM. ANY FINAL THOUGHTS TO SHARE?

A: The technical market rebound in late August 2004 came just in time for the fourth quarter biotechnology seasonality. Historically, the abundance of scientific meetings and clinical data presentations that characterize the fourth quarter have led to positive sector returns. As the U.S. Presidential election hits the home stretch and political rhetoric peaks, pharmaceutical names will probably remain out of favor among the investment community. With an abundance of cash still being held on the sidelines, some pent-up demand for health care exposure could flow into the major biotech names due to their visible and dependable earnings growth. We believe the Fund is well positioned to benefit potentially from such a scenario, due to its sizeable major biotech exposure.

TOP TEN HOLDINGS+
As a percentage of total net assets

  Novartis AG                              7.2%
  Genzyme Corp.                            6.3
  Amgen, Inc.                              5.5
  Genentech, Inc.                          5.2
  MedImmune, Inc.                          4.6
  Lilly (Eli) & Co.                        4.6
  Biogen Idec, Inc.                        4.4
  Pfizer, Inc.                             4.2
  Takeda Chemical Industries, Ltd.         4.2
  Schering-Plough Corp.                    4.1

+ Top Ten Holdings represented 50.3% of total net assets of August 31, 2004. Holdings are subject to change due to active management.

THE VIEWS EXPRESSED IN THIS REPORT ARE THOSE OF THE PORTFOLIO MANAGER AND ARE CURRENT ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THESE VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS, AND EATON VANCE DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR A FUND ARE BASED ON MANY FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY FUND.

EATON VANCE WORLDWIDE HEALTH SCIENCES FUND as of August 31, 2004
FUND PERFORMANCE

[CHART]

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EATON VANCE WORLDWIDE HEALTH SCIENCES FUND, CLASS A VS THE S&P 500 INDEX AND THE MSCI EUROPE, AUSTRALASIA AND FAR EAST INDEX*

   August 31, 1994 - August 31, 2004

               EATON VANCE WORLDWIDE
                HEALTH SCIENCES FUND     CLASS A AT NAV     S&P 500      EAFE Index
 8/31/1994       10000                       9425              10000        10000
 9/30/1994     10147.5                    9562.31            9755.66      9685.04
10/31/1994     10005.5                    9428.42            9974.52     10007.56
11/30/1994     10113.4                    9530.17            9611.75      9526.59
12/31/1994     9971.82                    9396.73            9754.06      9586.24
 1/31/1995     10449.8                     9847.1           10006.83      9217.98
 2/28/1995     10691.7                   10075.07           10396.43      9191.53
 3/31/1995       10792                   10169.59           10702.72      9764.81
 4/30/1995     11004.4                   10369.76           11017.64     10132.06
 5/31/1995     11476.5                   10814.57           11457.12     10011.28
 6/30/1995     12160.9                   11459.56           11722.99      9835.71
 7/31/1995     13152.2                   12393.67           12111.58     10448.05
 8/31/1995       13813                   13016.41           12141.81     10049.49
 9/30/1995     14001.9                   13194.33           12653.93     10245.76
10/31/1995     13759.9                   12966.37           12608.72      9970.35
11/30/1995     14344.4                   13517.09            13161.6     10247.76
12/31/1995     16075.6                   15148.46           13415.13     10660.65
 1/31/1996     16884.4                    15910.6           13871.18     10704.41
 2/29/1996     16911.1                    15935.8           14000.23      10740.6
 3/31/1996     17058.2                   16074.37           14135.02     10968.69
 4/30/1996     17840.2                   16811.32           14343.23     11287.58
 5/31/1996     18655.7                   17579.77            14712.5     11079.87
 6/30/1996     18562.1                   17491.59           14768.59     11142.23
 7/31/1996     17078.2                   16093.27           14116.48     10816.57
 8/31/1996     18100.9                   17056.97           14414.68     10840.27
 9/30/1996     18625.8                   17551.59           15225.25     11128.25
10/31/1996       18164                   17116.43           15644.89     11014.38
11/30/1996       18206                   17155.99           16826.41     11452.62
12/31/1996     19031.6                   17934.01           16493.09      11305.3
 1/31/1997     19857.3                   18712.03           17522.95     10909.64
 2/28/1997     20277.1                   19107.63           17660.52     11088.08
 3/31/1997     19619.4                   18487.85           16936.22     11128.23
 4/30/1997     18849.7                   17762.58           17946.39     11187.28
 5/31/1997     20906.8                   19701.04           19038.22     11915.28
 6/30/1997     21284.6                   20057.08           19890.66     12572.37
 7/31/1997     22138.3                   20861.48           21472.44     12775.77
 8/31/1997     21299.9                   20071.47           20270.42     11821.62
 9/30/1997     23668.1                   22303.13           21379.93     12483.85
10/31/1997       22270                   20985.64            20666.7     11524.28
11/30/1997     21499.6                   20259.68           21622.62      11406.8
12/31/1997     21028.8                   19816.04            21993.7     11506.29
 1/31/1998     21727.9                   20474.78           22236.73     12032.52
 2/28/1998     22455.5                   21160.41           23839.61     12804.59
 3/31/1998     22441.2                   21146.96           25059.43     13198.87
 4/30/1998     22198.7                   20918.42           25311.42     13303.34
 5/31/1998     21342.7                    20111.8           24876.95     13238.77
 6/30/1998     21043.1                   19829.48            25886.7     13338.99
 7/31/1998     20843.4                   19641.27           25611.74     13474.23
 8/31/1998     17904.5                   16871.86           21912.62     11804.92
 9/30/1998     20415.4                   19237.96           23316.43        11443
10/31/1998     22526.8                   21227.63           25211.33     12635.82
11/30/1998     23710.9                   22343.46           26738.72     13283.18
12/31/1998     25959.8                   24462.63           28278.52     13807.19
 1/31/1999     26256.7                   24742.36           29460.58     13766.42
 2/28/1999     24950.5                   23511.53           28545.11     13438.33
 3/31/1999     24490.4                   23077.95           29686.87     13999.27
 4/30/1999     23896.7                   22518.49           30836.47     14566.53
 5/31/1999     23659.2                    22294.7           30109.34     13816.35
 6/30/1999     24638.8                   23217.82              31779     14355.01
 7/31/1999     26360.6                   24840.27           30787.66     14781.69
 8/31/1999     27444.1                   25861.29           30635.24     14835.67
 9/30/1999       27073                   25511.63           29796.44        14985
10/31/1999     28227.3                   26599.35           31681.18     15546.27
11/30/1999     29113.4                   27434.31           32325.15     16086.43
12/31/1999       32169                   30313.74           34227.85     17530.21
 1/31/2000     35027.8                   33007.62           32508.37     16416.36
 2/29/2000     45258.2                   42648.08           31893.64     16858.29
 3/31/2000     43941.3                   41407.08           35011.74     17511.78
 4/30/2000     43138.3                   40650.37           33958.76     16590.25
 5/31/2000     42768.9                   40302.29           33261.66     16185.06
 6/30/2000     52710.3                   49670.33            34081.8     16818.03
 7/31/2000     52790.6                   49746.02           33549.44     16112.94
 8/31/2000     59423.5                    55996.4           35632.17      16252.8
 9/30/2000     59953.5                   56495.84           33751.51     15461.42
10/31/2000     57217.7                   53917.83           33608.34     15096.19
11/30/2000       56000                   52770.33           30960.61     14530.08
12/31/2000     58436.4                   55066.22            31112.5     15046.53
 1/31/2001     55773.3                   52556.76           32215.67     15038.77
 2/28/2001     52758.6                   49715.85           29280.08     13911.35
 3/31/2001     47181.2                   44460.18           27426.21     12984.01
 4/30/2001     51100.4                   48153.35           29555.82     13886.29
 5/31/2001     54768.4                   51609.79           29754.09     13396.19
 6/30/2001     53512.3                   50426.08           29030.18     12848.35
 7/31/2001     51200.9                   48248.05           28744.29     12614.57
 8/31/2001     51653.2                   48674.19           26946.65      12294.9
 9/30/2001     49176.8                   46340.68           24770.82     11049.59
10/31/2001     51765.1                   48779.67           25243.45     11332.59
11/30/2001     54247.7                    51119.1           27179.31     11750.34
12/31/2001     54564.6                   51417.75           27417.55     11820.15
 1/31/2002     50761.5                   47833.94           27017.66     11192.09
 2/28/2002     49916.3                   47037.54           26496.51      11270.6
 3/31/2002     50550.2                   47634.84           27493.14     11880.25
 4/30/2002       47064                   44349.68           25827.02     11958.98
 5/31/2002     45954.7                    43304.4           25637.42     12110.51
 6/30/2002       42627                   40168.56            23811.9     11628.44
 7/31/2002     41042.3                   38675.31           21956.21     10480.48
 8/31/2002     40355.6                   38028.23           22099.95     10456.69
 9/30/2002     37450.5                    35290.6           19700.28      9333.71
10/31/2002     40514.1                   38177.56           21432.59      9835.35
11/30/2002     41834.6                   39421.93           22692.86     10281.74
12/31/2002     40408.5                   38078.01           21360.39      9936.02
 1/31/2003       40250                   37928.68           20801.89      9521.21
 2/28/2003     38559.7                   36335.87           20489.31       9302.7
 3/31/2003     40461.3                   38127.78            20687.7      9119.92
 4/30/2003     42943.9                   40467.21           22390.94     10013.78
 5/31/2003     48278.9                   45494.51           23569.54     10620.55
 6/30/2003     48120.4                   45345.18           23870.64      10877.2
 7/31/2003     50867.1                   47933.49           24291.71      11140.5
 8/31/2003     49440.9                   46589.56           24764.51     11409.53
 9/30/2003     49916.3                   47037.54            24502.3     11761.25
10/31/2003     50074.8                   47186.86           25887.68     12494.32
11/30/2003       50022                   47137.09           26115.19     12772.09
12/31/2003     52715.9                   49675.62           27483.83     13769.91
 1/31/2004     54775.9                   51616.85           27988.19     13964.62
 2/29/2004     55621.1                   52413.25           28377.11     14286.99
 3/31/2004     54511.8                   51367.98           27949.05     14367.38
 4/30/2004     55726.7                    52512.8           27510.88     14042.37
 5/31/2004     54987.2                   51815.95           27887.66     14089.59
 6/30/2004     54881.6                    51716.4           28429.77      14398.3
 7/31/2004     51976.4                   48978.77           27488.94     13931.02
 8/31/2004     52187.7                   49177.87           27599.35     13992.54

PERFORMANCE(+)                        CLASS A     CLASS B     CLASS C     CLASS D    CLASS R
---------------------------------------------------------------------------------------------
Average Annual Total Returns
  (at net asset value)
One Year                                  5.56%       4.78%       4.82%       4.88%      N.A.
Five Years                               13.72       12.86       12.87        N.A.       N.A.
Ten Years                                17.97        N.A.        N.A.        N.A.       N.A.
Life of Fund++                           16.01       13.44       13.75       -0.77       2.80
SEC Average Annual Total Returns
  (including sales charge or
   applicable CDSC)

One Year                                 -0.50%      -0.22%       3.82%      -0.12%      N.A.
Five Years                               12.38       12.62       12.87        N.A.       N.A.
Ten Years                                17.27        N.A.        N.A.        N.A.       N.A.
Life of Fund++                           15.65       13.44       13.75       -1.58       1.80

++Inception Dates - Class A: 7/26/85; Class B: 9/23/96; Class C:1/05/98; Class D:3/02/01; Class R: 9/08/03

*  Source: Thomson Financial. Investment operations commenced 7/26/85.

   The performance chart above compares the Fund's total return with that of broad-based securities market indices. The lines on the chart represent the total returns of $10,000 hypothetical investments in the Fund, the S&P 500 Index - a widely recognized index of 500 common stocks traded in the U.S. - and the Morgan Stanley Capital International Europe, Australasia, and Far East Index (EAFE) - an index of common stocks traded in foreign markets. An investment in the Fund's Class B shares on 9/23/96 at net asset value would have been worth $27,222 on August 31, 2004. An investment in the Fund's Class C shares on 1/5/98 at net asset value would have been worth $23,579 on August 31, 2004. An investment in the Fund's Class D shares on 3/2/01 at net asset value would have been worth $9,734 on August 31, 2004; $9,457 including applicable CDSC. An investment in the Fund's Class R shares on 9/8/03 at net asset value would have been worth $10,280 on August 31, 2004. The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The indices' total returns do not reflect any commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices. It is not possible to invest directly in an Index.

+ SEC returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B, Class C, and Class D reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2%
   - 5th year; 1% - 6th year. SEC 1-Year return for Class C reflects 1% CDSC. Class R shares generally have no sales charge. Class A and Class R shares redeemed or exchanged within 3 months of settlement of purchase are subject to a 1% redemption fee.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. RETURNS ARE HISTORICAL AND ARE CALCULATED BY DETERMINING THE PERCENTAGE CHANGE IN NET ASSET VALUE OR OFFERING PRICE (AS APPLICABLE) WITH ALL DISTRIBUTIONS REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE IS FOR STATED TIME PERIOD ONLY; DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN QUOTED. FOR PERFORMANCE AS OF THE MOST RECENT MONTH-END, PLEASE REFER TO www.eatonvance.com.

EATON VANCE WORLDWIDE HEALTH SCIENCES FUND as of August 31, 2004

FUND EXPENSES

EXAMPLE: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (3/1/04 - 8/31/04).

ACTUAL EXPENSES: The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES: The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                   EATON VANCE WORLDWIDE HEALTH SCIENCES FUND

                                BEGINNING ACCOUNT VALUE   ENDING ACCOUNT VALUE    EXPENSES PAID DURING PERIOD*
                                        (3/1/04)                (8/31/04)               (3/1/04 - 8/31/04)
--------------------------------------------------------------------------------------------------------------
Actual
Class A                                $    1,000.00          $      983.30                $     8.62
Class B                                $    1,000.00          $      935.10                $    12.26
Class C                                $    1,000.00          $      934.50                $    12.25
Class D                                $    1,000.00          $      935.20                $    12.26
Class R                                $    1,000.00          $      937.10                $     9.93

Hypothetical
(5% return before expenses)
Class A                                $    1,000.00          $    1,016.20                $     8.97
Class B                                $    1,000.00          $    1,012.50                $    12.75
Class C                                $    1,000.00          $    1,012.50                $    12.75
Class D                                $    1,000.00          $    1,012.50                $    12.75
Class R                                $    1,000.00          $    1,014.90                $    10.33

* Expenses are equal to the Fund's annualized expense ratio of 1.77% for Class A shares, 2.52% for Class B shares, 2.52% for Class C shares, 2.52% for Class D shares, and 2.04% for Class R shares multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on February 29, 2004. The Example reflects the expenses of both the Fund and the Portfolio.

EATON VANCE WORLDWIDE HEALTH SCIENCES FUND as of August 31, 2004
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

AS OF AUGUST 31, 2004

ASSETS

Investment in Worldwide Health Sciences Portfolio, at value
   (identified cost, $2,309,843,562)                                               $   2,505,399,641
Receivable for Fund shares sold                                                            4,343,817
----------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                       $   2,509,743,458
----------------------------------------------------------------------------------------------------

LIABILITIES

Payable for Fund shares redeemed                                                   $       4,943,748
Payable to affiliate for distribution and service fees                                       424,693
Accrued expenses                                                                           1,123,879
----------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                                  $       6,492,320
----------------------------------------------------------------------------------------------------
NET ASSETS                                                                         $   2,503,251,138
----------------------------------------------------------------------------------------------------

SOURCES OF NET ASSETS

Paid-in capital                                                                    $   2,358,197,755
Accumulated net realized loss from Portfolio (computed on
   the basis of identified cost)                                                         (49,783,193)
Accumulated net investment loss                                                             (719,503)
Net unrealized appreciation from Portfolio (computed on the basis of
   identified cost)                                                                      195,556,079
----------------------------------------------------------------------------------------------------
TOTAL                                                                              $   2,503,251,138
----------------------------------------------------------------------------------------------------

CLASS A SHARES

NET ASSETS                                                                         $   1,226,740,109
SHARES OUTSTANDING                                                                       124,135,638
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
   (net assets DIVIDED BY shares of beneficial interest outstanding)               $            9.88
MAXIMUM OFFERING PRICE PER SHARE
   (100 DIVIDED BY 94.25 of $9.88)                                                 $           10.48
----------------------------------------------------------------------------------------------------

CLASS B SHARES

NET ASSETS                                                                         $     756,367,343
SHARES OUTSTANDING                                                                        71,890,212
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE (NOTE 6)
   (net assets DIVIDED BY shares of beneficial interest outstanding)               $           10.52
----------------------------------------------------------------------------------------------------

CLASS C SHARES

NET ASSETS                                                                         $     499,057,523
SHARES OUTSTANDING                                                                        57,337,108
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE (NOTE 6)
   (net assets DIVIDED BY shares of beneficial interest outstanding)               $            8.70
----------------------------------------------------------------------------------------------------

CLASS D SHARES

NET ASSETS                                                                         $      19,492,453
SHARES OUTSTANDING                                                                         2,109,998
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE (NOTE 6)
   (net assets DIVIDED BY shares of beneficial interest outstanding)               $            9.24
----------------------------------------------------------------------------------------------------

CLASS R SHARES

NET ASSETS                                                                         $       1,593,710
SHARES OUTSTANDING                                                                           155,002
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE
   (net assets DIVIDED BY shares of beneficial interest outstanding)               $           10.28
----------------------------------------------------------------------------------------------------

On sales of $50,000 or more, the offering price of Class A shares is reduced.

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED
AUGUST 31, 2004

INVESTMENT INCOME

Dividends allocated from Portfolio (net of foreign taxes, $845,475)                $      14,807,845
Interest allocated from Portfolio                                                          2,263,146
Expenses allocated from Portfolio                                                        (26,094,385)
----------------------------------------------------------------------------------------------------
NET INVESTMENT LOSS FROM PORTFOLIO                                                 $      (9,023,394)
----------------------------------------------------------------------------------------------------

EXPENSES

Management fee                                                                     $       5,305,612
Trustees' fees and expenses                                                                    3,060
Distribution and service fees
   Class A                                                                                 2,914,317
   Class B                                                                                 7,760,036
   Class C                                                                                 4,774,684
   Class D                                                                                   188,949
   Class R                                                                                     2,760
Transfer and dividend disbursing agent fees                                                5,288,865
Printing and postage                                                                         373,813
Registration fees                                                                            177,444
Legal and accounting services                                                                 67,263
Custodian fee                                                                                 33,754
Miscellaneous                                                                                146,715
----------------------------------------------------------------------------------------------------
TOTAL EXPENSES                                                                     $      27,037,272
----------------------------------------------------------------------------------------------------
Deduct --
   Reduction of custodian fee                                                      $          17,865
   Reduction of Management fee                                                                 7,143
----------------------------------------------------------------------------------------------------
TOTAL EXPENSE REDUCTIONS                                                           $          25,008
----------------------------------------------------------------------------------------------------

NET EXPENSES                                                                       $      27,012,264
----------------------------------------------------------------------------------------------------

NET INVESTMENT LOSS                                                                $     (36,035,658)
----------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain (loss) from Portfolio --
   Investment transactions (identified cost basis)                                 $     108,815,291
   Foreign currency transactions                                                            (841,112)
----------------------------------------------------------------------------------------------------
NET REALIZED GAIN                                                                  $     107,974,179
----------------------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
   Investments from Portfolio (identified cost basis)                              $      31,593,374
   Foreign currency                                                                          (99,586)
   Foreign currency from Portfolio                                                           (18,276)
----------------------------------------------------------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                               $      31,475,512
----------------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN                                                   $     139,449,691
----------------------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS FROM OPERATIONS                                         $     103,414,033
----------------------------------------------------------------------------------------------------

                        SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

                                                     YEAR ENDED          YEAR ENDED
                                                     AUGUST 31, 2004     AUGUST 31, 2003
------------------------------------------------------------------------------------------
INCREASE (DECREASE)
IN NET ASSETS

From operations --
   Net investment loss                               $     (36,035,658)  $     (27,906,537)
   Net realized gain (loss) from investment
      and foreign currency transactions                    107,974,179         (92,190,445)
   Net change in unrealized appreciation
      (depreciation) from investments and
      foreign currency                                      31,475,512         473,148,551
------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM OPERATIONS           $     103,414,033   $     353,051,569
------------------------------------------------------------------------------------------
Transactions in shares of beneficial interest --
   Proceeds from sale of shares
      Class A                                        $     442,688,271   $     273,635,116
      Class B                                              122,754,376          95,975,947
      Class C                                              160,385,145          90,493,237
      Class D                                                5,482,804           4,375,026
      Class R                                                1,863,513                  --
   Cost of shares redeemed
      Class A                                             (267,574,285)       (225,731,154)
      Class B                                              (98,215,479)        (98,015,108)
      Class C                                              (75,224,288)        (69,481,924)
      Class D                                               (2,449,990)         (1,961,723)
      Class R                                                 (236,773)                 --
   Net asset value of shares exchanged
      Class A                                               14,777,588                  --
      Class B                                              (14,777,588)                 --
   Redemption fees                                              69,223              56,963
------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM
   FUND SHARE TRANSACTIONS                           $     289,542,517   $      69,346,380
------------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS                           $     392,956,550   $     422,397,949
------------------------------------------------------------------------------------------

NET ASSETS

At beginning of year                                 $   2,110,294,588   $   1,687,896,639
------------------------------------------------------------------------------------------
AT END OF YEAR                                       $   2,503,251,138   $   2,110,294,588
------------------------------------------------------------------------------------------

ACCUMULATED NET
INVESTMENT LOSS INCLUDED
IN NET ASSETS

AT END OF YEAR                                       $        (719,503)  $      (1,091,918)
------------------------------------------------------------------------------------------

Certain prior year amounts have been reclassed to conform to the current year presentation.

                        SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

                                                                                CLASS A
                                           ---------------------------------------------------------------------------------
                                                                         YEAR ENDED AUGUST 31,
                                           ---------------------------------------------------------------------------------
                                              2004(1)         2003(1)           2002(1)          2001(1)         2000(1)
----------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year       $       9.360    $       7.640    $      10.280    $      12.330    $       6.160
----------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM OPERATIONS

Net investment loss                        $      (0.109)   $      (0.096)   $      (0.082)   $      (0.094)   $      (0.114)
Net realized and unrealized gain (loss)            0.629            1.816           (2.108)          (1.447)           6.758
----------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM OPERATIONS        $       0.520    $       1.720    $      (2.190)   $      (1.541)   $       6.644
----------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS

From net realized gain                     $          --    $          --    $      (0.450)   $      (0.509)   $      (0.474)
----------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                        $          --    $          --    $      (0.450)   $      (0.509)   $      (0.474)
----------------------------------------------------------------------------------------------------------------------------

Redemption fees                            $       0.000(4) $       0.000(4) $          --    $          --    $          --
----------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR             $       9.880    $       9.360    $       7.640    $      10.280    $      12.330
----------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(2)                                     5.56%           22.51%          (21.87)%         (13.08)%         116.52%
----------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's omitted)    $   1,226,740    $     985,769    $     772,283    $     783,176    $     418,904
Ratios (As a percentage of average
  daily net assets):
   Net expenses(3)                                  1.80%+           1.99%            1.69%            1.71%            1.79%
   Net expenses after custodian fee
     reduction(3)                                   1.79%+           1.97%            1.67%            1.69%            1.74%
   Net investment loss                             (1.08)%+         (1.18)%          (0.90)%          (0.89)%          (1.29)%
Portfolio Turnover of the Portfolio                   13%              27%              38%              24%              31%
----------------------------------------------------------------------------------------------------------------------------

+ The operating expenses of the Fund and the Portfolio reflect a reduction of the management and administration fees. Had such actions not been taken, the ratios and net investment loss per share would have been the same.

(1) Net investment loss and redemption fees per share were computed using average shares outstanding.

(2) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(3)  Includes the Fund's share of the Portfolio's allocated expenses.

(4)  Amounts represent less than $0.0005 per share.

                        SEE NOTES TO FINANCIAL STATEMENTS

                                                                                CLASS B
                                           ---------------------------------------------------------------------------------
                                                                         YEAR ENDED AUGUST 31,
                                           ---------------------------------------------------------------------------------
                                              2004(1)         2003(1)           2002(1)          2001(1)         2000(1)
----------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year       $      10.040    $       8.260    $      11.150    $      13.670    $       7.060
----------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM OPERATIONS

Net investment loss                        $      (0.197)   $      (0.169)   $      (0.164)   $      (0.190)   $      (0.198)
Net realized and unrealized gain (loss)            0.677            1.949           (2.276)          (1.589)           7.520
----------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM OPERATIONS        $       0.480    $       1.780    $      (2.440)   $      (1.779)   $       7.322
----------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS

From net realized gain                     $          --    $          --    $      (0.450)   $      (0.741)   $      (0.712)
----------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                        $          --    $          --    $      (0.450)   $      (0.741)   $      (0.712)
----------------------------------------------------------------------------------------------------------------------------

Redemption fees                            $       0.000(4) $          --    $          --    $          --    $          --
----------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR             $      10.520    $      10.040    $       8.260    $      11.150    $      13.670
----------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(2)                                     4.78%           21.55%          (22.43)%         (13.75)%         114.93%
----------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's omitted)    $     756,367    $     712,385    $     593,993    $     621,963    $     411,280
Ratios (As a percentage of average
  daily net assets):
   Net expenses(3)                                  2.55%+           2.74%            2.44%            2.45%            2.54%
   Net expenses after custodian fee
     reduction(3)                                   2.54%+           2.72%            2.42%            2.43%            2.49%
   Net investment loss                             (1.84)%+         (1.93)%          (1.66)%          (1.64)%          (2.03)%
Portfolio Turnover of the Portfolio                   13%              27%              38%              24%              31%
----------------------------------------------------------------------------------------------------------------------------

+ The operating expenses of the Fund and the Portfolio reflect a reduction of the management and administration fees. Had such actions not been taken, the ratios and net investment loss per share would have been the same.

(1) Net investment loss and redemption fees per share were computed using average shares outstanding.

(2) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total retun is not computed on an annualized basis.

(3)  Includes the Fund's share of the Portfolio's allocated expenses.

(4)  Amounts represent less than $0.0005 per share.

                        SEE NOTES TO FINANCIAL STATEMENTS

                                                                                CLASS C
                                           ---------------------------------------------------------------------------------
                                                                         YEAR ENDED AUGUST 31,
                                           ---------------------------------------------------------------------------------
                                              2004(1)         2003(1)           2002(1)          2001(1)          2000(1)
----------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year       $       8.300    $       6.830    $       9.310    $      11.530    $       6.070
----------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM OPERATIONS

Net investment loss                        $      (0.163)   $      (0.140)   $      (0.134)   $      (0.158)   $      (0.182)
Net realized and unrealized gain (loss)            0.563            1.610           (1.896)          (1.321)           6.354
----------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM OPERATIONS        $       0.400    $       1.470    $      (2.030)   $      (1.479)   $       6.172
----------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS

From net realized gain                     $          --    $          --    $      (0.450)   $      (0.741)   $      (0.712)
----------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                        $          --    $          --    $      (0.450)   $      (0.741)   $      (0.712)
----------------------------------------------------------------------------------------------------------------------------

Redemption fees                            $       0.000(4) $          --    $          --    $          --    $          --
----------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR             $       8.700    $       8.300    $       6.830    $       9.310    $      11.530
----------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(2)                                     4.82%           21.52%          (22.46)%         (13.70)%         114.90%
----------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's omitted)    $     499,058    $     396,330    $     310,766    $     266,628    $     128,973
Ratios (As a percentage of average
  daily net assets):
   Net expenses(3)                                  2.55%+           2.74%            2.44%            2.46%            2.53%
   Net expenses after custodian fee
     reduction(3)                                   2.54%+           2.72%            2.42%            2.44%            2.48%
   Net investment loss                             (1.83)%+         (1.93)%          (1.65)%          (1.64)%          (2.02)%
Portfolio Turnover of the Portfolio                   13%              27%              38%              24%              31%
----------------------------------------------------------------------------------------------------------------------------

+ The operating expenses of the Fund and the Portfolio reflect a reduction of the management and administration fees. Had such actions not been taken, the ratios and net investment loss per share would have been the same.

(1) Net investment loss and redemption fees per share were computed using average shares outstanding.

(2) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(3)  Includes the Fund's share of the Portfolio's allocated expenses.

(4)  Amounts represent less than $0.0005 per share.

                        SEE NOTES TO FINANCIAL STATEMENTS

                                                                                     CLASS D
                                                          ----------------------------------------------------------------
                                                                                YEAR ENDED AUGUST 31,
                                                          ----------------------------------------------------------------
                                                             2004(1)          2003(1)          2002(1)         2001(1)(2)
--------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year                      $       8.810    $       7.260    $       9.860    $      10.000
--------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM OPERATIONS

Net investment loss                                       $      (0.172)   $      (0.149)   $      (0.135)   $      (0.088)
Net realized and unrealized gain (loss)                           0.602            1.699           (2.015)          (0.052)
--------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM OPERATIONS                       $       0.430    $       1.550    $      (2.150)   $      (0.140)
--------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS

From net realized gain                                    $          --    $          --    $      (0.450)   $          --
--------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                       $          --    $          --    $      (0.450)   $          --
--------------------------------------------------------------------------------------------------------------------------

Redemption fees                                           $       0.000(6) $          --    $          --    $          --
--------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR                            $       9.240    $       8.810    $       7.260    $       9.860
--------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(3)                                                    4.88%           21.35%          (22.43)%          (1.40)%
--------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's omitted)                   $      19,492    $      15,811    $      10,854    $       3,842
Ratios (As a percentage of average daily net assets):
   Net expenses(4)                                                 2.55%+           2.74%            2.44%            2.48%(5)
   Net expenses after custodian fee reduction(4)                   2.54%+           2.72%            2.42%            2.46%(5)
   Net investment loss                                            (1.83)%+         (1.93)%          (1.59)%          (1.77)%(5)
Portfolio Turnover of the Portfolio                                  13%              27%              38%              24%
--------------------------------------------------------------------------------------------------------------------------

+ The operating expenses of the Fund and the Portfolio reflect a reduction of the management and administration fees. Had such actions not been taken, the ratios and net investment loss per share would have been the same.

(1) Net investment loss and redemption fees per share were computed using average shares outstanding.

(2) For the period from the commencement of offering of Class D shares, March 2, 2001, to August 31, 2001.

(3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(4)  Includes the Fund's share of the Portfolio's allocated expenses.

(5)  Annualized.

(6)  Amounts represent less than $0.0005 per share.

                        SEE NOTES TO FINANCIAL STATEMENTS

                                                                                                  CLASS R
                                                                                            ---------------------
                                                                                            PERIOD ENDED
                                                                                            AUGUST 31, 2004(1)(2)
-----------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of period                                                          $      10.000
-----------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM OPERATIONS

Net investment loss                                                                             $      (0.133)
Net realized and unrealized gain                                                                        0.412
-----------------------------------------------------------------------------------------------------------------
TOTAL INCOME FROM OPERATIONS                                                                    $       0.279
-----------------------------------------------------------------------------------------------------------------

Redemption fees                                                                                 $       0.001
-----------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF PERIOD                                                                $      10.280
-----------------------------------------------------------------------------------------------------------------

TOTAL RETURN(3)                                                                                          2.80%
-----------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's omitted)                                                       $       1,594
Ratios (As a percentage of average daily net assets):
   Net expenses(4)                                                                                       2.05%(5)+
   Net expenses after custodian fee reduction(4)                                                         2.04%(5)+
   Net investment loss                                                                                  (1.29)%(5)+
Portfolio Turnover of the Portfolio                                                                        13%
-----------------------------------------------------------------------------------------------------------------

+ The operating expenses of the Fund and the Portfolio reflect a reduction of the management and administration fees. Had such actions not been taken, the ratios and net investment loss per share would have been the same.

(1) For the period from the commencement of offering of Class R shares, September 8, 2003 to August 31, 2004.

(2) Net investment loss and redemption fees per share were computed using average shares outstanding.

(3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annual basis.

(4)  Includes the Fund's share of the Portfolio's allocated expenses.

(5)  Annualized.

                        SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE WORLDWIDE HEALTH SCIENCES FUND as of August 31, 2004
NOTES TO FINANCIAL STATEMENTS

1    SIGNIFICANT ACCOUNTING POLICIES

     Eaton Vance Worldwide Health Sciences Fund (the Fund) is a diversified series of Eaton Vance Growth Trust (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund offers five classes of shares. Class A shares are generally sold subject to a sales charge imposed at the time of purchase. Class B, Class C and Class D shares are sold at net asset value and are subject to a contingent deferred sales charge (see Note 6). Class R shares are offered at net asset value and are not subject to a sales charge. The Trustees have adopted a conversion feature pursuant to which Class B and Class D shares of the Fund automatically convert to Class A shares eight years after their purchase as described in the Fund's prospectus. At the close of business on September 10, 2004, the Class D shares were merged into Class B shares. Class D shares are no longer offered. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Worldwide Health Sciences Portfolio (the Portfolio), a New York trust, having the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (99.9% at August 31, 2004). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

     A INVESTMENT VALUATION -- Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

     B INCOME -- The Fund's net investment income consists of the Fund's pro-rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with accounting principles generally accepted in the United States of America.

     C FEDERAL TAXES -- The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable income, including any net realized gains on investments. Accordingly, no provision for federal income or excise tax is necessary.

     At August 31, 2004, the Fund, for federal income tax purposes, had a capital loss carryover of $49,539,114 which will reduce the Fund's taxable income arising from future net realized gain on investment transactions, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. The capital loss carryover will expire as follows: $46,712,321 on August 31, 2011 and $2,826,793 on August 31, 2010. At August 31, 2004, net currency losses of $579,229 attributable to foreign currency transactions incurred after October 31, 2003 are treated as arising on the first day of the Fund's taxable year ended August 31, 2005. During the year ended August 31, 2004, capital loss carryovers of $14,160,257 were utilized to offset net realized gains.

     D EXPENSE REDUCTION -- Investors Bank & Trust Company (IBT) serves as custodian to the Fund and the Portfolio. Pursuant to the respective custodian agreements, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Fund or the Portfolio maintains with IBT. All credit balances used to reduce the Fund's custodian fees are reported as a reduction of total expenses in the Statement of Operations.

     E EXPENSES -- The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

     F USE OF ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

     G INDEMNIFICATIONS -- Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund and shareholders are indemnified against personal liability for obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

     H REDEMPTION FEES -- Upon the redemption or exchange of shares held by Class A and Class R shareholders for less than three months, a fee of 1% of the current net asset value of the shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in-capital.

     I OTHER -- Investment transactions are accounted for on a trade-date basis.

2    DISTRIBUTIONS TO SHAREHOLDERS

     It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of the investment income allocated to the Fund by the Portfolio, less the Fund's direct and allocated expenses and at least one distribution annually of all or substantially all of the net realized capital gain (reduced by any available capital loss carryover from prior years) allocated by the Portfolio to the Fund, if any. Shareholders may reinvest all distributions in shares of the Fund at the per share net asset value as of the close of business on the ex-dividend date.

     The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

     The Fund paid no distribution for the years ended August 31, 2004 and August 31, 2003.

     During the year ended August 31, 2004, accumulated paid-in capital was decreased by $37,249,180, accumulated net investment loss was decreased by $36,408,073 and accumulated net realized loss on investments was decreased by $841,107 due to differences between book and tax accounting for net operating losses and foreign currency gain/loss. This change had no effect on the net assets or the net asset value per share.

     At August 31, 2004, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

     Undistributed ordinary income         $             0
     Past October currency loss            $      (579,229)
     Capital loss carry forward            $   (49,539,114)

     The temporary differences between book and tax basis distributable earnings (accumulated losses) are primarily due to wash sales and foreign currency contracts.

3    MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

     The management fee is earned by Eaton Vance Management (EVM) as compensation for management and administration of the business affairs of the Fund. The fee is calculated at a monthly rate of 1/48th of 1% (0.25% annually) of the Fund's average daily net assets up to $500 million, 0.23% of average net assets of $500 million but less than $1 billion, 0.217% of average net assets of $1 billion but less than $1.5 billion, 0.20% of average net assets of $1.5 billion but less than $2 billion, 0.183% of average net assets of $2 billion but less than $3 billion, and 0.167% of average net assets of $3 billion or more. Effective March 15, 2004, EVM agreed to a fee reduction, such agreement being memorialized in a Fee Reduction Agreement between EVM and the Fund. EVM agreed to reduce its fee to the annual rate of 0.183% of average net assets of $2 billion but less than $2.5 billion and 0.167% of average net assets of $2.5 billion or more. For the year ended August 31, 2004, the fee was equivalent to 0.22% of the Fund's average daily net assets and amounted to $5,305,612. Pursuant to the Fee Reduction Agreement, EVM reduced its fee in the amount of $7,143 for the year ended August 31, 2004. Except for Trustees of the Fund who are not members of EVM's organization, officers and Trustees receive remuneration for their services to the Fund out of such management fee. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of those services. For the year ended August 31, 2004, EVM earned $418,730 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM and the Fund's principal underwriter, received $878,401 from the Fund as its portion of the sales charge on sales of Class A shares for the year ended August 31, 2004. EVD also received from the Fund approximately $119,000 in fees for share repurchase transactions for the year ended August 31, 2004.

     Certain officers and Trustees of the Fund and of the Portfolio are officers of the above organizations. In addition, administrative fees are paid by the Portfolio to EVM. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in the report.

4    SHARES OF BENEFICIAL INTEREST

     The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

                                         YEAR ENDED AUGUST 31,
     ------------------------------------------------------------
     CLASS A                              2004           2003
     ------------------------------------------------------------
     Sales                              44,193,553     32,697,645
     Redemptions                       (26,836,524)   (28,447,600)
     Exchange from Class B shares        1,442,917             --
     ------------------------------------------------------------
     NET INCREASE                       18,799,946      4,250,045
     ------------------------------------------------------------

                                         YEAR ENDED AUGUST 31,
     ------------------------------------------------------------
     CLASS B                              2004           2003
     ------------------------------------------------------------
     Sales                              11,468,107     10,600,648
     Redemptions                        (9,194,030)   (11,566,481)
     Exchange to Class A shares         (1,350,966)            --
     ------------------------------------------------------------
     NET INCREASE (DECREASE)               923,111       (965,833)
     ------------------------------------------------------------

                                         YEAR ENDED AUGUST 31,
     ------------------------------------------------------------
     CLASS C                              2004           2003
     ------------------------------------------------------------
     Sales                              18,112,157     12,008,224
     Redemptions                        (8,500,862)    (9,774,048)
     ------------------------------------------------------------
     NET INCREASE                        9,611,295      2,234,176
     ------------------------------------------------------------

                                         YEAR ENDED AUGUST 31,
     ------------------------------------------------------------
     CLASS D                              2004           2003
     ------------------------------------------------------------
     Sales                                 580,145        561,705
     Redemptions                          (263,953)      (263,798)
     ------------------------------------------------------------
     NET INCREASE                          316,192        297,907
     ------------------------------------------------------------

                                               PERIOD ENDED
     CLASS R                                   AUGUST 31, 2004(1)
     ------------------------------------------------------------
     Sales                                                177,618
     Redemptions                                          (22,616)
     ------------------------------------------------------------
     NET INCREASE                                         155,002
     ------------------------------------------------------------

     (1)   For the period September 8, 2003 to August 31, 2004.

     Redemptions or exchanges of Class A and Class R shares made within three months of purchase are subject to a redemption fee equal to 1% of the amount redeemed. For the years ended August 31, 2003 and August 31, 2004, the Fund received $56,963 and $69,223, respectively, in redemption fees on Class A shares. For the period from the start of business, September 8, 2003 to August 31, 2004 the Fund received no redemption fees on Class R shares.

5    DISTRIBUTION PLANS

     Each Class of the Fund has in effect a distribution plan (the Plans) pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plans require that the Class A shares and the Class R shares will pay a monthly distribution fee to EVD in an amount equal to 0.25% on an annual basis of the average daily net assets attributable to Class A shares and Class R shares. EVD may pay up to the entire amount of the Class A and Class R distribution fees to investment dealers for providing personal services to shareholders. For the year ended August 31, 2004, the Class A shares paid or accrued $2,914,317 payable to EVD. For the period September 8, 2003 to August 31, 2004, the Class R shares paid or accrued $1,380 payable to EVD. The Plans require the Class B, Class C and Class D shares to pay EVD amounts equal to 1/365 of 0.75% of the average daily net assets attributable to Class B, Class C and Class D shares for providing ongoing distribution services and facilities to each class. With respect to Class B, Class C and Class D, each class will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5%, 6.25% and 5% of the aggregate amount received by the Fund for the Class B, Class C and Class D shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class reduced by the aggregate amount of contingent deferred sales charges (see Note 6) and daily amounts theretofore paid to EVD by each respective class. The Fund paid or accrued $5,820,027, $3,581,013 and $141,712 for Class B, Class C and Class D
     shares, respectively, payable to EVD for the year ended August 31, 2004, representing 0.75% of the average daily net assets for Class B, Class C and Class D shares, respectively. At August 31, 2004, the amount of Uncovered Distribution Charges of EVD calculated under the Plans was approximately $26,645,000, $42,400,000 and $826,000 for Class B, Class C and Class D
     shares, respectively.

     The Plans authorize the Class B, Class C, Class D and Class R shares to make payments of service fees to EVD, investment dealers and other persons in amounts not exceeding 0.25% (annualized) of the average daily net assets attributable to Class B, Class C, Class D and Class R shares for each fiscal year. Service fee payments are made for personal services and/or the maintenance of shareholder accounts. Service fees are separate and distinct from the sales commissions and distribution fees payable by the Fund to EVD, and, as such are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fee payments for the year ended August 31, 2004 amounted to $1,940,009, $1,193,671 and $47,237 for Class B, Class C and Class D shares, respectively. Service fee payments for the period September 8, 2003 to August 31, 2004, amounted to $1,380 for Class R shares.

6    CONTINGENT DEFERRED SALES CHARGE

     A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B and Class D shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gains distributions. Class A shares purchased at net asset value in amounts of $1 million or more (other than shares purchased in a single transaction of $5 million or more) are subject to a 1.00% CDSC if redeemed within one year of purchase. Class B and Class D CDSC is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares will be subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSC charges are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under each Class' Distribution Plan (see
     Note 5). CDSC charges received when no Uncovered Distribution Charges exist will be credited to the Fund. For the year ended August 31, 2004, the Fund was informed that EVD received approximately $10,000, $2,040,000, $81,000 and $92,000 of CDSC paid by shareholders for Class A, Class B, Class C and Class D shares, respectively.

7    INVESTMENT TRANSACTIONS

     Increases and decreases in the Fund's investment in the Portfolio for the year ended August 31, 2004 aggregated $735,669,885 and $469,043,233, respectively.

EATON VANCE WORLDWIDE HEALTH SCIENCES FUND as of August 31, 2004
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE TRUSTEES AND SHAREHOLDERS
OF EATON VANCE WORLDWIDE HEALTH SCIENCES FUND:

In our opinion, the accompanying statement of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Eaton Vance Worldwide Health Sciences Fund, a series of Eaton Vance Growth Trust (the "Fund") at August 31, 2004, and the results of its operations, the changes in its net assets, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
October 25, 2004

WORLDWIDE HEALTH SCIENCES PORTFOLIO as of August 31, 2004
PORTFOLIO OF INVESTMENTS

COMMON STOCKS -- 95.38%

                                                                                        PERCENTAGE OF
SECURITY                                             SHARES         VALUE               NET ASSETS
-----------------------------------------------------------------------------------------------------
MAJOR CAPITALIZATION - EUROPE -- 14.60%(1)

ALTANA AG                                               1,750,000   $      95,429,634            3.81%
Novartis AG                                             3,900,000         180,982,101            7.22%
Serono SA                                                 140,000          89,420,796            3.57%
-----------------------------------------------------------------------------------------------------
                                                                    $     365,832,531           14.60%
-----------------------------------------------------------------------------------------------------

MAJOR CAPITALIZATION - FAR EAST -- 10.26%(1)

Chugai Pharmaceuticals Co., Ltd.                        4,249,700   $      62,452,213            2.49%
Fujisawa Pharmaceutical Co., Ltd.                       3,800,000          90,593,606            3.62%
Takeda Chemical Industries, Ltd.                        2,300,000         103,983,374            4.15%
-----------------------------------------------------------------------------------------------------
                                                                    $     257,029,193           10.26%
-----------------------------------------------------------------------------------------------------

MAJOR CAPITALIZATION - NORTH AMERICA -- 37.65%(1)

Amgen, Inc.(2)                                          2,341,000   $     138,797,890            5.54%
Genentech, Inc.(2)                                      2,668,000         130,145,040            5.19%
Genzyme Corp.(2)                                        2,916,000         157,464,000            6.29%
Lilly (Eli) & Co.                                       1,812,000         114,971,400            4.59%
MedImmune, Inc.(2)                                      4,870,000         116,246,900            4.64%
Pfizer, Inc.                                            3,241,200         105,890,004            4.23%
Schering-Plough Corp.                                   5,500,000         101,530,000            4.05%
Wyeth Corp.                                             2,138,500          78,204,945            3.12%
-----------------------------------------------------------------------------------------------------
                                                                    $     943,250,179           37.65%
-----------------------------------------------------------------------------------------------------

SPECIALTY CAPITALIZATION - EUROPE -- 1.07%

Actelion, Ltd.(2)                                         175,300   $      16,335,877            0.65%
Berna Biotech AG(2)                                     1,702,812          10,610,708            0.42%
-----------------------------------------------------------------------------------------------------
                                                                    $      26,946,585            1.07%
-----------------------------------------------------------------------------------------------------

SPECIALTY CAPITALIZATION - NORTH AMERICA -- 31.80%

Abgenix, Inc.(2)                                        3,937,500   $      39,178,125            1.56%
Acadia Pharmaceuticals, Inc.(2)                            90,000             580,500            0.02%
Acadia Pharmaceuticals, Inc.(2)(3)(4)                     531,606           3,412,911            0.14%
Accelrys, Inc.(2)                                       1,166,000           6,879,400            0.28%
Affymetrix, Inc.(2)                                     2,700,000          75,060,000            3.00%
Biogen Idec, Inc.(2)                                    1,851,600         109,855,428            4.39%
Biovail Corp.(2)                                        2,052,000          31,108,320            1.24%
Enzon Pharmaceuticals, Inc.(2)                          3,100,000          43,152,000            1.72%
Exelixis, Inc.(2)                                       3,100,000          24,180,000            0.97%
Gen-Probe, Inc.(2)                                      2,100,000          75,810,000            3.03%
Given Imaging Ltd.(2)(3)(4)                               485,000          17,130,200            0.68%
Human Genome Sciences, Inc.(2)                          5,195,000   $      55,950,150            2.23%
IVAX Corp.(2)                                           1,875,000          36,300,000            1.45%
Ligand Pharmaceuticals, Inc., Class B(2)                4,050,000          39,811,500            1.59%
Memory Pharmaceuticals Corp.(2)(3)(4)                     289,628           2,073,736            0.08%
NPS Pharmaceuticals, Inc.(2)                            2,935,300          61,641,300            2.46%
Onyx Pharmaceuticals, Inc.(2)                           1,115,000          41,411,100            1.65%
OSI Pharmaceuticals, Inc.(2)                            1,225,000          72,997,750            2.91%
Pharmacopeia Drug Discovery, Inc.(2)                      583,000           3,066,580            0.12%
Savient Pharmaceuticals, Inc.(2)                        1,701,000           3,725,190            0.15%
Tanox, Inc.(2)                                          1,493,600          24,719,080            0.99%
Transkaryotic Therapies, Inc.(2)                        1,817,000          28,617,750            1.14%
-----------------------------------------------------------------------------------------------------
                                                                    $     796,661,020           31.80%
-----------------------------------------------------------------------------------------------------

TOTAL COMMON STOCKS
   (IDENTIFIED COST $2,192,409,783)                                 $   2,389,719,508
-----------------------------------------------------------------------------------------------------

PREFERRED STOCKS -- 0.03%

                                                                                        PERCENTAGE OF
SECURITY                                             SHARES         VALUE               NET ASSETS
-----------------------------------------------------------------------------------------------------
SPECIALTY CAPITALIZATION - NORTH AMERICA -- 0.03%

Predix Pharmaceuticals
Holdings, Inc. Series AB(2)(3)(4)                         646,000   $         142,379            0.01%
Predix Pharmaceuticals
Holdings, Inc. Series C(2)(3)(4)                        2,337,565             515,199            0.02%
-----------------------------------------------------------------------------------------------------
                                                                    $         657,578            0.03%
-----------------------------------------------------------------------------------------------------

TOTAL PREFERRED STOCKS
   (IDENTIFIED COST $3,015,199)                                     $         657,578
-----------------------------------------------------------------------------------------------------

OPTIONS -- 0.00%

                                                                                        PERCENTAGE OF
SECURITY                                             SHARES         VALUE               NET ASSETS
-----------------------------------------------------------------------------------------------------
SPECIALTY CAPITALIZATION - NORTH AMERICA -- 0.00%

Orchid BioSciences, Inc.
Options, Exp. 7/24/11, 12/21/11(2)(3)                       2,898   $           2,487            0.00%
-----------------------------------------------------------------------------------------------------
                                                                    $           2,487            0.00%
-----------------------------------------------------------------------------------------------------
TOTAL OPTIONS
   (IDENTIFIED COST $0)                                             $           2,487
-----------------------------------------------------------------------------------------------------

                        SEE NOTES TO FINANCIAL STATEMENTS

WARRANTS -- 0.03%

                                                                                        PERCENTAGE OF
SECURITY                                             SHARES         VALUE               NET ASSETS
-----------------------------------------------------------------------------------------------------
SPECIALTY CAPITALIZATION - NORTH AMERICA -- 0.03%

Given Imaging Warrants,
Exp. 9/15/11(2)(3)(4)                                       1,283   $          41,056            0.00%
Predix Pharmaceuticals Holding, Inc.
Warrants, Exp. 8/9/09(2)(3)(4)                          3,252,806             683,089            0.03%
-----------------------------------------------------------------------------------------------------
                                                                    $         724,145            0.03%
-----------------------------------------------------------------------------------------------------

TOTAL WARRANTS
   (IDENTIFIED COST $0)                                             $         724,145
-----------------------------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS -- 5.45%

                                                  PRINCIPAL
                                                  AMOUNT                                PERCENTAGE OF
SECURITY                                          (000'S OMITTED)   VALUE               NET ASSETS
-----------------------------------------------------------------------------------------------------
Barton Capital Corp., 1.53%, 9/14/04              $        38,520   $      38,498,718            1.54%
Ciesco LLC, 1.55%, 10/6/04                                 65,000          64,902,048            2.59%
Investors Bank and Trust
Time Deposit, 1.58%, 9/1/04                                33,203          33,203,000            1.32%
-----------------------------------------------------------------------------------------------------

TOTAL SHORT-TERM INVESTMENTS
   (AT AMORTIZED COST, $136,603,766)                                $     136,603,766
-----------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS
   (IDENTIFIED COST $2,332,028,748)                                 $   2,527,707,484          100.89%
-----------------------------------------------------------------------------------------------------

OTHER ASSETS, LESS LIABILITIES                                      $     (22,307,618)          (0.89)%
-----------------------------------------------------------------------------------------------------

NET ASSETS                                                          $   2,505,399,866          100.00%
-----------------------------------------------------------------------------------------------------

(1)  Major capitalization is defined as market value of $5 billion or more.

(2)  Non-income producing security.

(3) Security valued at fair value using methods determined in good faith by or at the direction of the Trustees.

(4)  Restricted security.

                        SEE NOTES TO FINANCIAL STATEMENTS

WORLDWIDE HEALTH SCIENCES PORTFOLIO as of August 31, 2004
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

AS OF AUGUST 31, 2004

ASSETS

Investments, at value (identified cost, $2,332,028,748)       $   2,527,707,484
Cash                                                                        707
Foreign currency, at value (identified cost, $21,371,977)            21,428,439
Interest and dividends receivable                                     2,274,456
Tax reclaim receivable                                                1,109,950
-------------------------------------------------------------------------------
TOTAL ASSETS                                                  $   2,552,521,036
-------------------------------------------------------------------------------

LIABILITIES

Payable for investments purchased                             $      47,047,103
Accrued expenses                                                         74,067
-------------------------------------------------------------------------------
TOTAL LIABILITIES                                             $      47,121,170
-------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO INVESTORS' INTEREST IN PORTFOLIO     $   2,505,399,866
-------------------------------------------------------------------------------

SOURCES OF NET ASSETS

Net proceeds from capital contributions and withdrawals       $   2,309,776,730
Net unrealized appreciation (computed on the basis of
   identified cost)                                                 195,623,136
-------------------------------------------------------------------------------
TOTAL                                                         $   2,505,399,866
-------------------------------------------------------------------------------

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED
AUGUST 31, 2004

INVESTMENT INCOME

Dividends (net of foreign taxes, $845,475)                    $      14,807,846
Interest                                                              2,263,146
-------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                       $      17,070,992
-------------------------------------------------------------------------------

EXPENSES

Investment adviser fee                                        $      20,049,896
Administration fee                                                    5,305,794
Trustees' fees and expenses                                              27,577
Custodian fee                                                           765,079
Legal and accounting services                                            48,669
Miscellaneous                                                            39,886
-------------------------------------------------------------------------------
TOTAL EXPENSES                                                $      26,236,901
-------------------------------------------------------------------------------
Deduct --
   Reduction of custodian fee                                 $         135,321
   Reduction of administration fee                                        7,195
-------------------------------------------------------------------------------
TOTAL EXPENSE REDUCTIONS                                      $         142,516
-------------------------------------------------------------------------------

NET EXPENSES                                                  $      26,094,385
-------------------------------------------------------------------------------

NET INVESTMENT LOSS                                           $      (9,023,393)
-------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain (loss) --
   Investment transactions (identified cost basis)            $     108,815,296
   Foreign currency transactions                                       (841,112)
-------------------------------------------------------------------------------
NET REALIZED GAIN                                             $     107,974,184
-------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
   Investments (identified cost basis)                        $      31,593,377
   Foreign currency                                                     (18,276)
-------------------------------------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)          $      31,575,101
-------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN                              $     139,549,285
-------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS FROM OPERATIONS                    $     130,525,892
-------------------------------------------------------------------------------

                        SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

                                             YEAR ENDED           YEAR ENDED
                                             AUGUST 31, 2004      AUGUST 31, 2003
-----------------------------------------------------------------------------------
INCREASE (DECREASE)
IN NET ASSETS

From operations --
   Net investment loss                       $      (9,023,393)   $      (6,265,714)
   Net realized gain (loss) from
      investment and foreign
      currency transactions                        107,974,184          (92,200,204)
   Net change in unrealized appreciation
      (depreciation) from investments
      and foreign currency                          31,575,101          473,159,282
-----------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM OPERATIONS   $     130,525,892    $     374,693,364
-----------------------------------------------------------------------------------
Capital transactions --
   Contributions                             $     735,669,885    $     461,854,115
   Withdrawals                                    (469,043,233)        (415,838,181)
-----------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM
   CAPITAL TRANSACTIONS                      $     266,626,652    $      46,015,934
-----------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS                   $     397,152,544    $     420,709,298
-----------------------------------------------------------------------------------

NET ASSETS

At beginning of year                         $   2,108,247,322    $   1,687,538,024
-----------------------------------------------------------------------------------
AT END OF YEAR                               $   2,505,399,866    $   2,108,247,322
-----------------------------------------------------------------------------------

                        SEE NOTES TO FINANCIAL STATEMENTS

SUPPLEMENTARY DATA

                                                                                YEAR ENDED AUGUST 31,
                                                       ----------------------------------------------------------------------
                                                            2004          2003          2002           2001         2000
-----------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA

Ratios (As a percentage of average daily net assets):
   Net expenses                                               1.08%+          1.16%         1.05%          1.05%         1.09%
   Net expenses after custodian fee reduction                 1.07%+          1.15%         1.03%          1.03%         1.05%
   Net investment loss                                       (0.37)%+        (0.36)%       (0.26)%        (0.27)%       (0.64)%
Portfolio Turnover                                              13%             27%           38%            24%           31%
-----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                                               6.33%          23.51%       (21.37)%           --            --
-----------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S OMITTED)                $ 2,505,400     $ 2,108,247   $ 1,687,538    $ 1,705,650    $  962,712
-----------------------------------------------------------------------------------------------------------------------------

+ The operating expenses of the Portfolio reflect a reduction of the administration fee. Had such action not been taken, the ratios would have been the same.

(1) Total return is required to be disclosed for fiscal years beginning after December 15, 2000.

                        SEE NOTES TO FINANCIAL STATEMENTS

WORLDWIDE HEALTH SCIENCES PORTFOLIO AS OF AUGUST 31, 2004
NOTES TO FINANCIAL STATEMENTS

1  SIGNIFICANT ACCOUNTING POLICIES

   Worldwide Health Sciences Portfolio (the Portfolio) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company which was organized as a trust under the laws of the State of New York on March 26, 1996. The Portfolio seeks long-term capital growth by investing in a worldwide and diversified portfolio of health sciences companies. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At August 31, 2004, the Eaton Vance Worldwide Health Sciences Fund had an approximate 99.9% interest in the Portfolio. The following is a summary of the significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

   A INVESTMENT VALUATIONS -- Securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on NASDAQ National Market System generally are valued at the official NASDAQ closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. The value of preferred equity securities that are valued by a pricing service on a bond basis will be adjusted by an income factor, to be determined by the investment adviser, to reflect the next anticipated regular dividend. Exchange-traded options are valued at the last sale price for the day of valuation as quoted on the principal exchange or board of trade on which the options are traded or, in the absence of sales on such date, at the mean between the latest bid and asked prices therefore. Futures positions on securities and currencies generally are valued at closing settlement prices. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost. If short-term debt securities were acquired with a remaining maturity of more than 60 days, their amortized cost value will be based on their value on the sixty-first day prior to maturity. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. The daily valuation of foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. The Portfolio may rely on an independent fair valuation service in adjusting the valuations of foreign securities. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. Investments held by the Portfolio for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

   B INCOME -- Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date.

   C INCOME TAXES -- The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate at least annually among its investors each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio's understanding of the applicable countries' tax rules and rates.

   D EXPENSE REDUCTION -- Investors Bank & Trust Company (IBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Portfolio maintains with IBT. All credit balances used to reduce the Portfolio's custodian fees are reflected as a reduction of total operating expenses on the Statement of Operations.

   E USE OF ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

   F FOREIGN CURRENCY TRANSLATION -- Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Realized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

   G FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar. The Portfolio will enter into forward contracts for hedging purposes as well as nonhedging purposes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains and losses are recorded for financial statement purposes as unrealized until such time as the contracts have been closed.

   H OTHER -- Investment transactions are accounted for on a trade date basis. Realized gains and losses are computed based on the specific identification of the securities sold.

   I INDEMNIFICATIONS -- Under the Portfolio's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the event that the Portfolio fails to satisfy such liabilities and obligations; provided, however, that, to the extent assets are available in the Portfolio, the Portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

2 INVESTMENT ADVISORY FEES, ADMINISTRATOR'S FEES AND OTHER TRANSACTIONS WITH AFFILIATES

   Pursuant to the Advisory Agreement, OrbiMed Advisors, LLC (OrbiMed) serves as the Investment Adviser of the Portfolio. Under this agreement, OrbiMed receives a monthly fee at the annual rate of 1% of the Portfolio's first $30 million in average net assets, 0.90% of the next $20 million in average net assets, 0.75% of the next $450 million in average net assets, 0.70% of average net assets of $500 million but less than $1 billion, 0.65% of average net assets of $1 billion but less than $1.5 billion, 0.60% of average net assets of $1.5 billion but less than $2 billion and 0.55% of average net assets of $2 billion but less than $3 billion. The fee rate declines for net assets of $3 billion and greater. In addition, effective September 1, 1997, OrbiMed's fee is subject to an upward or downward performance fee adjustment of up to 0.25% of the average daily net assets of the Portfolio based upon the investment performance of the Portfolio compared to the Standard & Poor's Index of 500 Common Stocks over specified periods. For the year ended August 31, 2004, the fee was equivalent to 0.82% of the Portfolio's average daily net assets and amounted to $20,049,896.

   Under an Administration Agreement between the Portfolio and its Administrator, Eaton Vance Management (EVM), EVM manages and administers the affairs of the Portfolio. The fee is calculated at a monthly rate of 1/48th of 1% (0.25% annually) of the Portfolio's average daily net assets up to $500 million, 0.23% of average net assets of $500 million but less than $1 billion, 0.217% of average net assets of $1 billion but less than $1.5 billion, 0.20% of average net assets of $1.5 billion but less than $2 billion, 0.183% of average net assets of $2 billion but less than $3 billion, and 0.167% of average net assets of $3 billion or more. Effective March 15, 2004, EVM agreed to a fee reduction, such agreement being memorialized in a Fee Reduction Agreement between EVM and the Portfolio. EVM agreed to reduce its fee to the annual rate of 0.183% of average net assets of $2 billion but less than $2.5 billion and 0.167% of average net assets of $2.5 billion or more. For the year ended August 31, 2004, the administration fee was 0.22% of average net assets and amounted to $5,305,794. Pursuant to this Fee Reduction Agreement, EVM reduced its fee in the amount of $7,195 for the year ended August 31, 2004.

   Except for Trustees of the Portfolio who are not members of the Adviser or EVM's organization, officers and Trustees receive remuneration for their services to the Portfolio out of such investment adviser and administrative fees. Certain officers and Trustees of the Portfolio are officers of the above organizations. Trustees of the Portfolio that are not affiliated with the Investment Adviser may elect to defer receipt of all or a portion of their annual fees in accordance with the terms of the Trustee Deferred Compensation Plan. For the year ended August 31, 2004, no significant amounts have been deferred.

3  INVESTMENTS

   Purchases and sales of investments, other than U.S. Government securities and short-term obligations, aggregated $779,200,782 and $558,468,092, respectively, for the year ended August 31, 2004.

4  FEDERAL INCOME TAX BASIS OF UNREALIZED APPRECIATION (DEPRECIATION)

   The cost and unrealized appreciation (depreciation) in value of the investments owned at August 31, 2004, as computed on a federal income tax basis, were as follows:

   AGGREGATE COST                         $ 2,332,273,931
   ------------------------------------------------------

   Gross unrealized appreciation          $   449,337,235
   Gross unrealized depreciation             (253,903,682)
   ------------------------------------------------------

   NET UNREALIZED APPRECIATION            $   195,433,553
   ------------------------------------------------------

   The net unrealized depreciation on foreign currency is $(55,600).

5  RISKS ASSOCIATED WITH FOREIGN INVESTMENTS

   Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers, and issuers than in the United States.

6  LINE OF CREDIT

   The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $150 million unsecured line of credit agreement with a group of banks. Borrowings will be made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each portfolio or fund based on its borrowings at an amount above the Eurodollar rate or federal funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the year ended August 31, 2004.

7  RESTRICTED SECURITIES

   At August 31, 2004, the Portfolio owned the following securities (representing 0.96% of net assets) which were restricted as to public resale and not registered under the Securities Act of 1933. The Fund has various registration rights (exercisable under a variety of circumstances) with respect to these securities. The fair value of these securities is determined based on valuations provided by brokers when available, or if not available, they are valued at fair value using methods determined in good faith by or at the direction of the Trustees. This valuation may differ from the value that would be realized if the securities were sold and the difference could be material to the financial statements.

                                        DATE OF
   DESCRIPTION                          ACQUISITION      SHARES/FACE            COST          FAIR VALUE
   -------------------------------------------------------------------------------------------------------
   COMMON STOCKS

   Acadia                                 5/05/00 -
     Pharmaceuticals, Inc..                 3/27/03          531,606      $     4,500,000   $    3,412,911

   Given Imaging Ltd.                       9/15/00          485,000            1,699,929       17,130,200

   Memory                                 6/21/00 -
     Pharmaceuticals Corp.                  3/04/02          289,628            1,950,001        2,073,736
-------------------------------------------------------------------------------------------------------
                                                                          $     8,149,930   $   22,616,847
   -------------------------------------------------------------------------------------------------------

   PREFERRED STOCKS

   Predix Pharmaceuticals                 8/12/03 -
     Holdings, Inc. Series AB               8/06/04          646,000      $     2,500,000   $      142,379

   Predix Pharmaceuticals
     Holdings, Inc. Series C                8/06/04        2,337,565              515,199          515,199
   -------------------------------------------------------------------------------------------------------
                                                                          $     3,015,199   $      657,578
   -------------------------------------------------------------------------------------------------------

   WARRANTS AND OPTIONS

   Given Imaging
     Warrants, Exp. 9/15/11                 8/30/01            1,283      $             0   $       41,056

   Predix Pharmaceuticals Holdings, Inc.
     Warrants, Exp. 8/9/09                  8/06/04        3,252,806                    0          683,089
   -------------------------------------------------------------------------------------------------------
                                                                          $             0   $      724,145
   -------------------------------------------------------------------------------------------------------
                                                                          $    11,165,129   $   23,998,570
   -------------------------------------------------------------------------------------------------------

8  FINANCIAL INSTRUMENTS

   The Portfolio regularly trades in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include forward foreign currency exchange contracts and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. At August 31, 2004, there were no outstanding obligations under these financial instruments.

WORLDWIDE HEALTH SCIENCES PORTFOLIO as of August 31, 2004
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE TRUSTEES AND INVESTORS
OF WORLDWIDE HEALTH SCIENCES PORTFOLIO:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the supplementary data present fairly, in all material respects, the financial position of Worldwide Health Sciences Portfolio (the "Portfolio") at August 31, 2004, and the results of its operations, the changes in its net assets, and the supplementary data for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and supplementary data (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
October 25, 2004

EATON VANCE WORLDWIDE HEALTH SCIENCES FUND
MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Growth Trust (the Trust) and Worldwide Health Sciences Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust's and Portfolio's affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer, with the exception of Mr. Isaly, is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research, "EVD" refers to Eaton Vance Distributors, Inc. and "Atlanta Capital" refers to Atlanta Capital Management Company, LLC. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Trust's principal underwriter, the Portfolio's placement agent and a wholly-owned subsidiary of EVM.

                      POSITION(S)       TERM OF                               NUMBER OF PORTFOLIOS
                        WITH THE       OFFICE AND                               IN FUND COMPLEX
     NAME AND          TRUST AND        LENGTH OF    PRINCIPAL OCCUPATION(S)       OVERSEEN BY
  DATE OF BIRTH      THE PORTFOLIO       SERVICE      DURING PAST FIVE YEARS        TRUSTEE(1)        OTHER DIRECTORSHIPS HELD
---------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE

James B. Hawkes         Trustee        Trustee of   Chairman, President and           195                Director of EVC
11/9/41                                the Trust    Chief Executive Officer
                                      since 1989;   of BMR, EVC, EVM and
                                         of the     EV; Director of EV;
                                       Portfolio    Vice President and
                                       since 1996   Director of EVD.
                                                    Trustee and/or officer
                                                    of 195 registered
                                                    investment companies in
                                                    the Eaton Vance Fund
                                                    Complex. Mr. Hawkes is
                                                    an interested person
                                                    because of his
                                                    positions with BMR,
                                                    EVM, EVC and EV which
                                                    are affiliates of the
                                                    Trust and the
                                                    Portfolio.

NONINTERESTED TRUSTEE(S)

Samuel L. Hayes,        Trustee        Trustee of   Jacob H. Schiff                   195           Director of Tiffany & Co.
III                                    the Trust    Professor of Investment                          (specialty retailer) and
2/23/35                               since 1989;   Banking Emeritus,                                      Telect, Inc.
                                         of the     Harvard University                                  (telecommunication
                                       Portfolio    Graduate School of                                  services company)
                                       since 1996   Business
                                                    Administration.

William H. Park         Trustee        Since 2003   President and Chief               194                      None
9/19/47                                             Executive Officer,
                                                    Prizm Capital
                                                    Management, LLC
                                                    (investment management
                                                    firm) (since 2002).
                                                    Executive Vice
                                                    President and Chief
                                                    Financial Officer,
                                                    United Asset Management
                                                    Corporation (a holding
                                                    company owning
                                                    institutional
                                                    investment management
                                                    firms) (1982-2001).

Ronald A. Pearlman      Trustee        Since 2003   Professor of Law,                 194                      None
7/10/40                                             Georgetown University
                                                    Law Center (since
                                                    1999). Tax Partner,
                                                    Covington & Burling,
                                                    Washington, DC
                                                    (1991-2000).

Norton H. Reamer        Trustee        Trustee of   President, Chief                  195                      None
9/21/35                                the Trust    Executive Officer and a
                                      since 1989;   Director of Asset
                                         of the     Management Finance
                                       Portfolio    Corp. (a specialty
                                       since 1996   finance company serving
                                                    the investment
                                                    management industry)
                                                    (since October 2003).
                                                    President, Unicorn
                                                    Corporation (an
                                                    investment and
                                                    financial advisory
                                                    services company)
                                                    (since September 2000).
                                                    Formerly, Chairman,
                                                    Hellman, Jordan
                                                    Management Co., Inc.
                                                    (an investment
                                                    management company)
                                                    (2000-2003). Formerly,
                                                    Advisory Director of
                                                    Berkshire Capital
                                                    Corporation (investment
                                                    banking firm)
                                                    (2002-2003). Formerly,
                                                    Chairman of the Board,
                                                    United Asset Management
                                                    Corporation (a holding
                                                    company owning
                                                    institutional
                                                    investment management
                                                    firms) and Chairman,
                                                    President and Director,
                                                    UAM Funds (mutual
                                                    funds) (1980-2000).

Lynn A. Stout           Trustee        Since 1998   Professor of Law,                 195                      None
9/14/57                                             University of
                                                    California at Los
                                                    Angeles School of Law
                                                    (since July 2001).
                                                    Formerly, Professor of
                                                    Law, Georgetown
                                                    University Law Center.

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEE(S)

                          POSITION(S)                 TERM OF
                           WITH THE                 OFFICE AND
  NAME AND                 TRUST AND                 LENGTH OF                         PRINCIPAL OCCUPATION(S)
DATE OF BIRTH            THE PORTFOLIO                SERVICE                           DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------------------------------
Thomas E. Faust     President of the Trust         Since 2002(3)        Executive Vice President of EVM, BMR, EVC and EV;
Jr.                                                                     Chief Investment Officer of EVM and BMR and Director
5/31/58                                                                 of EVC. Chief Executive Officer of Belair Capital
                                                                        Fund LLC, Belcrest Capital Fund LLC, Belmar Capital
                                                                        Fund LLC, Belport Capital Fund LLC and Belrose
                                                                        Capital Fund LLC (private investment companies
                                                                        sponsored by EVM). Officer of 57 registered
                                                                        investment companies managed by EVM or BMR.

Gregory L.             Vice President of            Since 2001          Partner of Atlanta Capital. Officer of 10 registered
Coleman                    the Trust                                    investment companies managed by EVM or BMR.
10/28/49

Samuel D.                President of              Since 2002(3)        Managing Partner of OrbiMed Advisors LLC. Officer of
Isaly(2)                 the Portfolio                                  4 registered investment companies managed by EVM or BMR.
3/12/45

Duncan W.            Vice President of the          Since 2002          Senior Vice President and Chief Equity Investment
Richardson                 Portfolio                                    Officer of EVM and BMR. Officer of 43 registered
10/26/57                                                                investment companies managed by EVM or BMR.

James A. Womack      Vice President of the          Since 2001          Vice President of Atlanta Capital. Officer of 10
11/20/68                     Trust                                      registered investment companies managed by EVM or BMR.

Alan R. Dynner             Secretary                Since 1997          Vice President, Secretary and Chief Legal Officer of
10/10/40                                                                BMR, EVM, EVD, EV and EVC. Officer of 195 registered
                                                                        investment companies managed by EVM or BMR.

Barbara E.             Treasurer of the            Since 2002(3)        Vice President of EVM and BMR. Officer of 195
Campbell                   Portfolio                                    registered investment companies managed by EVM or BMR.
6/19/57

James L. O'Connor   Treasurer of the Trust          Since 1989          Vice President of BMR, EVM and EVD. Officer of 116
4/1/45                                                                  registered investment companies managed by EVM or BMR.

(1)  Includes both master and feeder funds in a master-feeder structure.

(2)  The business address for Mr. Isaly is 767 Third Avenue, New York, NY 10017.

(3) Prior to 2002, Mr. Isaly served as Vice President of the Portfolio since 1996, Mr. Faust served as Vice President of the Trust since 1999 and
     Ms. Campbell served as Assistant Treasurer of the Portfolio since 1996.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and Portfolio and can be obtained without charge by calling 1-800-225-6265.

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
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
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
      SPONSOR AND MANAGER OF EATON VANCE WORLDWIDE HEALTH SCIENCES FUND AND
              ADMINISTRATOR OF WORLDWIDE HEALTH SCIENCES PORTFOLIO
                             EATON VANCE MANAGEMENT
                            THE EATON VANCE BUILDING
                                255 STATE STREET
                                BOSTON, MA 02109

                 ADVISER OF WORLDWIDE HEALTH SCIENCES PORTFOLIO
                              ORBIMED ADVISORS LLC
                                 767 3RD AVENUE
                               NEW YORK, NY 10017

                              PRINCIPAL UNDERWRITER
                         EATON VANCE DISTRIBUTORS, INC.
                            THE EATON VANCE BUILDING
                                255 STATE STREET
                                BOSTON, MA 02109
                                 (617) 482-8260

                                    CUSTODIAN
                         INVESTORS BANK & TRUST COMPANY
                              200 CLARENDON STREET
                                BOSTON, MA 02116

                                 TRANSFER AGENT
                                    PFPC INC.
                             ATTN: EATON VANCE FUNDS
                                  P.O. BOX 9653
                            PROVIDENCE, RI 02940-9653
                                 (800) 262-1122

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
                           PRICEWATERHOUSECOOPERS LLP
                                 125 HIGH STREET
                                BOSTON, MA 02110


                   EATON VANCE WORLDWIDE HEALTH SCIENCES FUND
                            THE EATON VANCE BUILDING
                                255 STATE STREET
                                BOSTON, MA 02109

   THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS. BEFORE
      INVESTING, INVESTORS SHOULD CONSIDER CAREFULLY THE FUND'S INVESTMENT OBJECTIVE(S), RISKS, AND CHARGES AND EXPENSES. THE FUND'S CURRENT PROSPECTUS
CONTAINS THIS AND OTHER INFORMATION ABOUT THE FUND AND IS AVAILABLE THROUGH YOUR
  FINANCIAL ADVISOR. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR
         SEND MONEY. FOR FURTHER INFORMATION PLEASE CALL 1-800-225-6265.

426-10/04                                                                  HSSRC